SECURITIES ACT FILE NO. 033-52742
INVESTMENT COMPANY ACT FILE NO. 811-07238
FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 139	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 140	☒
SUNAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
5300 Memorial Drive
Suite 1150, Houston, Texas 77007
(Address of Principal Executive Offices) (Zip Code)
(800) 858-8850
(Registrant’s Telephone Number, including area code)
Kristina Magolis, Esq.
SunAmerica Asset Management, LLC
One World Trade Center, Suite J, 49th Floor
New York, NY 10007
(Name and Address for Agent for Service)
Copy to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date), pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2026
SunAmerica Series Trust
(Class 1, Class 2 and Class 3 Shares)

SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio
SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
SA BlackRock Multi-Factor 70/30 Portfolio
SA Emerging Markets Equity Index Portfolio
SA Federated Hermes Corporate Bond Portfolio
SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
SA Fidelity Institutional AM® International Growth Portfolio
SA Fidelity Institutional AM® Real Estate Portfolio
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA Franklin BW U.S. Large Cap Value Portfolio
SA Franklin Small Company Value Portfolio
SA Franklin Systematic U.S. Large Cap Core Portfolio
SA Franklin Systematic U.S. Large Cap Value Portfolio
SA Franklin Tactical Opportunities Portfolio
SA Global Index Allocation 60/40 Portfolio
SA Global Index Allocation 75/25 Portfolio
SA Global Index Allocation 90/10 Portfolio
SA Goldman Sachs Multi-Asset Insights Portfolio
SA Index Allocation 60/40 Portfolio
SA Index Allocation 80/20 Portfolio
SA Index Allocation 90/10 Portfolio
SA International Index Portfolio
SA Invesco Growth Opportunities Portfolio
SA Janus Focused Growth Portfolio
SA JPMorgan Diversified Balanced Portfolio
SA JPMorgan Emerging Markets Portfolio
SA JPMorgan Equity-Income Portfolio
SA JPMorgan Large Cap Core Portfolio
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio
SA JPMorgan Ultra-Short Bond Portfolio
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA MFS Large Cap Growth Portfolio
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Total Return Portfolio
SA Mid Cap Index Portfolio
SA PIMCO Global Bond Opportunities Portfolio
SA PIMCO RAE International Value Portfolio
SA PineBridge High-Yield Bond Portfolio
SA Putnam International Value Portfolio
SA Schroders VCP Global Allocation Portfolio
SA Small Cap Index Portfolio
SA T. Rowe Price Allocation Moderately Aggressive Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA VCP Dynamic Allocation Portfolio
SA VCP Dynamic Strategy Portfolio
SA VCP Index Allocation Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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- ii -

Portfolio Summary: SA AB Growth Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.61%	0.61%	0.61%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.63%	0.78%	0.88%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$64	$202	$351	$786
Class 2	80	249	433	966
Class 3	90	281	488	1,084
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.
The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that the subadviser deems to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.
The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that

Portfolio Summary: SA AB Growth Portfolio
stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index, which

Portfolio Summary: SA AB Growth Portfolio
is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
2.81%
31.99%
2.33%
34.87%
35.62%
28.80%
-28.60%
35.03%
25.25%
13.06%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	25.94%
Lowest Quarterly Return:	June 30, 2022	-18.05%
Year to Date Most Recent Quarter:	March 31, 2026	-9.49%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	13.06%	11.95%	16.14%
Class 2 Shares	12.90%	11.78%	15.97%
Class 3 Shares	12.79%	11.67%	15.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
John H. Fogarty, CFA Co-CIO – US Growth Equities	2012
Vinay Thapar, CFA Co-CIO – US Growth Equities	2018
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.93%	0.93%	0.93%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.98%	1.13%	1.23%
Fee Waivers and/or Expense Reimbursements[1]	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.91%	1.06%	1.16%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.88% of the Portfolio’s average daily net assets on the first $250 million and 0.83% of the Portfolio’s average daily net assets over $250 million. This Master Advisory Fee Waiver Agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$93	$305	$535	$1,195
Class 2	108	352	616	1,368
Class 3	118	383	669	1,482
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors and fundamental research insights to identify the most attractive stocks in the small- and mid-capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.

Portfolio Summary: SA AB Small & Mid Cap Value Portfolio
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2500® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)

40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
24.76%
12.89%
-15.23%
19.78%
4.09%
36.22%
-15.86%
16.73%
9.66%
2.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	28.97%
Lowest Quarterly Return:	March 31, 2020	-36.36%
Year to Date Most Recent Quarter:	March 31, 2026	3.21%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	2.54%	8.63%	8.55%
Class 2 Shares	2.36%	8.47%	8.38%
Class 3 Shares	2.32%	8.36%	8.27%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	12.73%	10.02%	9.72%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
James MacGregor CIO - US Small and Mid-Cap Value Equities	2005
Erik Turenchalk Portfolio Manager - US Small and Mid- Cap Value Equities	2020
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.84%	0.84%	0.84%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.93%	1.08%	1.18%
Fee Waivers and/or Expense Reimbursements[1]	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.87%	1.02%	1.12%
1
Pursuant to Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.79% of the Portfolio’s average daily net assets on the first $250 million, 0.74% of the Portfolio’s average daily net assets on the next $250 million, and 0.69% of the Portfolio’s average daily net assets over $500 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest
$10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$89	$290	$509	$1,137
Class 2	104	338	590	1,312
Class 3	114	369	643	1,426
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “Index”) and derivatives that are tied economically to securities of the Index. Investments in derivatives are counted toward the Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.
Equity securities include common stock and preferred stock. The Portfolio primarily seeks to purchase common stock and may also invest in preferred stock and convertible securities (including, without limitation, convertible preferred stock, convertible debt securities, and other instruments with equity conversion features).

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings.
The Portfolio will invest in securities of non-U.S. issuers. While these investments may be valued in U.S. dollars, they will generally be valued in foreign currencies. When investments are held in foreign currencies, the Portfolio may use hedging strategies to reduce the risk of currency fluctuations, although it is not required to do so. In addition, the Portfolio may enter into currency transactions as a strategy to increase the Portfolio’s overall return.
The Portfolio may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Portfolio effectively, the Portfolio may buy and sell financial futures contracts or options on such contracts.
The subadviser seeks to pursue the Portfolio’s investment goal by investing in international securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control the additional risk created by these equities so that the Portfolio’s overall risk profile remains consistent with its benchmark. The subadviser then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The subadviser has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The subadviser may engage in active and frequent trading of the Portfolio’s investments to achieve the Portfolio’s investment goal.
The subadviser’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Initial Public Offering (“IPO”) Risk. The Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Depending on their structure, swap agreements may increase or decrease the Portfolio’s exposure to the risks associated with these underlying investments or instruments. Swap agreements may also involve counterparty credit risk, which is the risk that the other party to the swap may fail to meet its payment obligations. Certain swap transactions are required to be centrally cleared through a regulated clearinghouse. Although central clearing is designed to reduce counterparty credit risk, it may not eliminate it entirely, and the Portfolio will bear the risk that the clearinghouse may be unable to perform its obligations.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults, the creditworthiness of the issuer, and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to the Portfolio. Additionally, an issuer may have the right to buy back or redeem the securities at a time unfavorable to the Portfolio.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, changing sources of market returns, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to uses of artificial intelligence and machine learning and other technological issues). Models depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources, and such data may be stale, missing, or unavailable. When a model or data used in managing the Portfolio contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE® Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to April 30, 2026, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Morgan Stanley International Equities Portfolio.“ Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed subadvisory duties of the Portfolio on April 30,
2026. Prior to April 30, 2026, Morgan Stanley Investment Management Inc. subadvised the Portfolio, and Morgan Stanley Investment Management Limited served as sub-subadviser.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
24.98%
20.63%
11.50%
4.34%
16.56%
3.01%
21.24%
-1.95%
-13.94%
-13.98%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.44%
Lowest Quarterly Return:	March 31, 2020	-19.96%
Year to Date Most Recent Quarter:	March 31, 2026	-3.30%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	21.24%	5.49%	6.36%
Class 2 Shares	21.14%	5.33%	6.20%
Class 3 Shares	20.99%	5.23%	6.11%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock.

Portfolio Summary: SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Raffaele Savi Senior Managing Director	2026
Kevin Franklin Managing Director	2026
Richard Mathieson, CA Managing Director	2026
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.65%	0.65%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses[1]	0.17%	0.17%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements[1]	0.95%	1.20%
Fee Waivers and/or Expense Reimbursements[2,3]	0.44%	0.44%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.51%	0.76%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its management fees with respect to the Portfolio so that the management fee rate payable by the Portfolio to SunAmerica is 0.40% of the Portfolio’s average daily net assets on the first $250 million and 0.35% thereafter. The Master Advisory Fee Waiver Agreement will continue in effect until April 30, 2027. SunAmerica has also contractually agreed to waive a portion of its management fee with respect to the Portfolio in an amount equal to the Portfolio’s expenses related to investments in exchange traded funds (“ETFs”) managed or advised by BlackRock Investment Management, LLC (“BlackRock”) or its affiliates, and this waiver will continue so long as the Portfolio invests in such ETFs
3
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.51% and 0.76% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$52	$259	$483	$1,126
Class 3	78	337	617	1,416
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goals by investing in a combination of equity and fixed income

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
securities. Under normal circumstances, the Portfolio intends to invest approximately 70% of its assets in equity securities and approximately 30% of its assets in fixed income securities, although the Portfolio’s allocation to equity securities may range from approximately 60%‑80% of its assets and its allocation to fixed income securities may range from approximately 20%‑40% of its assets. The Portfolio will obtain exposure to equity and fixed income securities by investing all or a portion of its assets in exchange-traded funds (“ETFs”), including ETFs affiliated with the Portfolio’s subadviser.
The equity securities in which the Portfolio intends to invest, or obtain exposure to through investments in ETFs, include, among other things, common stock, preferred stock, depositary receipts, rights and warrants.
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to through investments in ETFs, include, among other things, corporate debt instruments, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, government-related bonds, and U.S. government securities. The Portfolio may invest in, or obtain exposure to, fixed income securities that are rated investment grade. The Portfolio may also invest up to 15% of its net assets in, or obtain exposure to, below investment grade (commonly referred to as high-yield or “junk” bonds). The Portfolio may invest in, or obtain exposure to, fixed income securities of any maturity or duration.
The securities and other financial instruments in which the Portfolio intends to invest, or obtain exposure to, may be those of U.S. or foreign issuers, including emerging markets, and may be denominated in U.S. dollars or foreign currencies.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, the subadviser intends to dynamically adjust the Portfolio’s exposure as required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s expected returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The ETFs in which the Portfolio invests utilize a variety of investment strategies.
Factor Rotation Strategy: This strategy involves the use of a proprietary model that focuses on five commonly-used equity style factors (momentum (i.e., whether a company’s share price is trending up or down), quality, value, size and minimum volatility) and dynamically allocates the factors, emphasizing those factors that the ETF’s investment adviser believes have the strongest near-term return prospects.
The eligible universe of securities that are part of the model includes U.S. and non‑U.S. listed common stock of large- and mid‑capitalization companies, although the strategy may invest in companies of any market capitalization. The model begins with an equal-weighted allocation across the five equity style factors. The model then incorporates information about the current economic cycle as well as the valuations and recent trends for each factor to compare the relative attractiveness of each factor and to guide the portfolio to tilt into favorable factors and away from unfavorable factors in pursuit of incremental returns. The model may allocate a maximum of 35% of the equity portion of an ETF’s assets in securities solely assigned to any single style factor but this allocation may fluctuate and exceed 35% due to market movement.
The model allows for a company to be included under more than one of the five equity style factors rather than being solely assigned to a single style factor. Each ETF will hold equity securities of those companies that fall into at least one of the five equity style factors. The ETF’s investment adviser implements buy and sell decisions for securities based on model rebalances, which generally occur monthly, to reflect current views of the style factor exposures for each security and the relative attractiveness of each style factor.
Systematic Bond Index Strategy: This strategy seeks to track a proprietary index by allocating the ETF’s portfolio across four asset classes: U.S. dollar-denominated U.S. Treasuries, Mortgage-Backed Securities, Investment Grade and High Yield Corporates. The allocations are determined relative to a broad “starting universe” consisting of the aforementioned components, as well as the following U.S. dollar-denominated components: U.S. Agencies, Investment Grade Foreign Government-related Bonds, Investment Grade

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
Eurodollar Bonds, and Investment Grade 144A Bonds. At the start of each rebalance, a 12.5% overweight is allocated to the high yield corporate bond component relative to the starting universe. This overweight is tactically adjusted up or down based on the index provider’s assessment of the prevailing economic regime. Security selection is applied across corporate securities by screening potential investments for credit quality with a tilt toward credit value. Finally, the index provider classifies the prevailing interest rate environment as either “falling” or “rising” via a rates momentum signal and, based on this classification, sets a target duration for the allocation relative to the starting universe. Optimization within the U.S. treasuries component is utilized to achieve the desired duration while also seeking to overweight undervalued bonds and minimize transaction costs. The underlying index is rebalanced monthly.
Passive Bond Index Strategy: This strategy seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The underlying index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the U.S. This strategy uses a representative sampling indexing strategy.
As noted above, the subadviser intends to dynamically adjust the Portfolio’s exposure as required by the Portfolio’s risk management parameters. As a result, the Portfolio may not have exposure to all of the above-described investment strategies at all times. The subadviser may, in its discretion, make changes to its techniques or investment approach from time to time. The subadviser may engage in frequent and active trading of portfolio securities to achieve the Portfolio’s investment goals.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
These risks may apply as a result of the Portfolio’s direct investments in securities or other instruments or through its exposure to the underlying securities and other instruments held by the ETFs in which the Portfolio invests.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, changing sources of market returns, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to uses of artificial intelligence and machine learning and other technological issues). Models depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources, and such data may be stale, missing, or unavailable. When a model or data used in managing the Portfolio contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). Unfavorable changes in the value of the underlying security, index, rate, currency or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk and counterparty risk.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the
Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Affiliated ETF Risk. A Portfolio that can invest in underlying ETFs is subject to potential affiliated ETF risk. The Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.
Income Risk. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S.

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. To the extent that the Portfolio invests in non-investment grade fixed income securities, it will be especially subject to the risk that during certain periods, the liquidity of particular issues or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate. Derivatives may also be subject to illiquidity risk.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on the subadviser’s skill in determining the Portfolio’s asset class allocations. Although allocation among different asset classes generally reduces risk, the risk remains that the

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
subadviser may favor an asset class that performs poorly relative to other asset classes.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Risk of Conflict with Insurance Company Interests - Risk Management. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI World Index (net) (a broad-based securities market index) and a blended index.  The blended index consists of 70% MSCI World Index (net) and 30% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). The Blended Index is relevant to the
Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
13.33%
-15.99%
13.09%
11.90%
14.00%
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	9.27%
Lowest Quarterly Return:	June 30, 2022	-12.28%
Year to Date Most Recent Quarter:	March 31, 2026	-1.15%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	14.23%	6.81%	7.87%	10/13/2020
Class 3 Shares	14.00%	6.55%	7.60%	10/13/2020
MSCI World Index (net)	21.09%	12.15%	13.43%
SA BlkRk Mlt-Ftr 70/30 Blended Index	16.90%	8.39%	9.34%

Portfolio Summary: SA BlackRock Multi-Factor 70/30 Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Philip Hodges, PhD Managing Director	2020
Scott Radell Managing Director	2020
Jeff Rosenberg Managing Director	2020
He Ren Director	2020
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI Emerging Markets Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.45%	0.45%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.40%	0.40%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.85%	1.10%
Fee Waivers and/or Expense Reimbursements[1]	0.27%	0.27%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.58%	0.83%
1
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.58% and 0.83%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$59	$244	$445	$1,024
Class 3	85	323	580	1,316
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the MSCI Emerging Markets Index (the “Index”). The Index includes a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the countries represented in the Index.
The subadviser seeks to achieve the Portfolio’s objective by investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The subadviser may also invest the Portfolio’s assets in investments with economic characteristics that are comparable to the economic characteristics of

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
securities included in the Index, including derivatives, such as contracts for difference. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in investments that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio may invest in ETFs, including to gain exposure to certain local markets that may be closed, or that are expensive or difficult to trade in local shares. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI ACWI ex-US Index (net) (a broad-based securities market index) and the MSCI Emerging Markets Index (net), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.

Portfolio Summary: SA Emerging Markets Equity Index Portfolio
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
18.70%
17.13%
-3.31%
-20.33%
8.99%
5.82%
33.02%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	19.18%
Lowest Quarterly Return:	March 31, 2020	-24.35%
Year to Date Most Recent Quarter:	March 31, 2026	2.25%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	33.02%	3.40%	4.62%	5/1/2018
Class 3 Shares	32.65%	3.13%	4.36%	5/1/2018
MSCI ACWI ex USA Index (net)	32.39%	7.91%	7.01%
MSCI Emerging Markets Index (net)	33.57%	4.20%	5.02%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Federated Hermes Corporate Bond Portfolio
Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.52%	0.52%	0.52%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.55%	0.70%	0.80%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$56	$176	$307	$689
Class 2	72	224	390	871
Class 3	82	255	444	990
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed income security.
The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its net assets in securities rated below investment grade, or “junk bonds,” including loan participations and assignments, which are rated below investment grade or are deemed by the subadviser to be below investment grade. Junk bonds are considered speculative. The Portfolio may also invest in foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions. The Portfolio may invest in illiquid investments (up to 15% of assets).
The Portfolio may use derivative contracts to implement elements of its investment strategy in an attempt to: manage duration of the Portfolio, gain exposure to certain indices, currencies and interest rates based on anticipated changes in the volatility of Portfolio assets, obtain premiums or realize gains from the trading of a derivative instrument, or hedge against potential losses in the Portfolio. Such derivatives may include: credit default swaps and CDX-swaps (up to 5% of total assets); and up to 10% of total assets for all other derivatives, including options, futures, interest rate futures, currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what

Portfolio Summary: SA Federated Hermes Corporate Bond Portfolio
could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when the Portfolio is the buyer. Commodity Futures Trading Commission rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these rates have increased costs in connection with trading these instruments.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as

Portfolio Summary: SA Federated Hermes Corporate Bond Portfolio
reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military

Portfolio Summary: SA Federated Hermes Corporate Bond Portfolio
confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and a blended index. The blended index consists of 75% Bloomberg U.S. Credit Index and 25% Bloomberg U.S. High Yield - 2% Issuer Cap (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
8.76%
6.64%
-2.87%
14.87%
9.02%
0.61%
-14.28%
8.06%
2.35%
7.05%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	10.02%
Lowest Quarterly Return:	March 31, 2022	-6.84%
Year to Date Most Recent Quarter:	March 31, 2026	-0.42%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	7.05%	0.42%	3.72%
Class 2 Shares	6.88%	0.26%	3.56%
Class 3 Shares	6.78%	0.15%	3.46%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
SA Fed Herm Corp Bd Blended Index	8.04%	1.09%	4.00%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA Federated Hermes Corporate Bond Portfolio
The Portfolio is subadvised by Federated Investment Management Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Brian S. Ruffner Vice President, Senior Portfolio Manager	2009
Randal Stuckwish Vice President, Portfolio Manager	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
Investment Goal

The Portfolio’s investment goal is to seek long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.76%	0.76%	0.76%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.85%	1.00%	1.10%
Fee Waivers and/or Expense Reimbursements[1]	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.82%	0.97%	1.07%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.87% of the Portfolio’s average daily net assets on the first $50 million, 0.77% of the Portfolio’s average daily net assets on the next $100 million, 0.67% of the Portfolio’s average daily net assets on the next $150 million, and 0.62% of the Portfolio’s average daily net assets over $300 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$84	$268	$468	$1,046
Class 2	99	315	550	1,222
Class 3	109	347	603	1,338
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 129% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in equity securities of companies anywhere in the world, with a focus on the constituent countries and securities of the MSCI World Index (net), which tracks the performance of large and mid-cap companies across 23 developed markets worldwide.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio’s subadviser may invest in all types of equity securities (which may be denominated in foreign currencies) including, but not limited to, common stock, preferred stock, securities convertible into common stock, real estate investment trusts (“REITs”), stapled securities, warrants, rights, and as applicable, depository receipts for these securities.
The Portfolio invests in securities issued throughout the world, allocating investments across different countries and regions. The Portfolio will invest in both domestic and foreign securities. The subadviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including:

Portfolio Summary: SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
whether a third-party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer’s domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.
The Portfolio’s strategy is implemented by the subadviser in a risk-controlled manner and in doing so may invest in stocks that are deemed “value” or “growth.” The subadviser will focus on excess returns relative to the MSCI World Index (net) by monitoring country, region, and sector weights within the Portfolio, while seeking to outperform the MSCI World Index (net) through fundamental research and individual security selection. The subadviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. The subadviser does not place any emphasis on dividends or interest income except when income may have a favorable influence on the market value of the security. When allocating investments among countries and regions, the subadviser considers the size of the market in each country and region relative to the size of the market as reflected in the MSCI World Index (net).
The subadviser may engage in frequent and active trading of portfolio securities.
In the normal course of managing the Portfolio, a portion of the assets may be invested by the subadviser in domestic and foreign government obligations and money market securities (including reverse repurchase transactions).
The Portfolio may temporarily hold funds in foreign currencies and the subadviser will consider potential changes in exchange rates when investing.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.

Portfolio Summary: SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
Stapled Securities Risk. A stapled security is comprised of two different securities - a unit of a trust and a share of a company -that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Depositary Receipts Risk.. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which

Portfolio Summary: SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI World Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to July 28, 2025, as reflected in the bar chart and table, are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “SA JPMorgan Global Equities Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
FIAM LLC (“FIAM”) assumed subadvisory duties of the Portfolio on July 28, 2025. Prior to July 28, 2025, J.P. Morgan Investment Management Inc. subadvised the Portfolio.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
5.69%
24.35%
-11.08%
19.89%
9.77%
23.32%
-15.82%
23.83%
21.64%
22.19%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	19.94%
Lowest Quarterly Return:	March 31, 2020	-24.32%
Year to Date Most Recent Quarter:	March 31, 2026	-4.00%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	22.19%	13.82%	11.38%
Class 2 Shares	21.97%	13.65%	11.21%
Class 3 Shares	21.87%	13.53%	11.10%
MSCI World Index (net)	21.09%	12.15%	12.17%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by FIAM.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Cesar Hernandez, CFA Portfolio Manager	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Fidelity Institutional AM® International Growth Portfolio
Investment Goal

The Portfolio’s investment goal is to seek long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.77%		0.77%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.14%		0.14%
Interest Expenses	0.01%		0.01%
Miscellaneous Other Expenses	0.13%		0.13%
Total Annual Portfolio Operating Expenses		0.91%		1.16%
Fee Waivers and/or Expense Reimbursements[1]		0.02%		0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]		0.89%		1.14%
1
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.88% and 1.13%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$91	$288	$502	$1,118
Class 3	116	367	636	1,407
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in non-U.S. securities, including securities of issuers located in emerging markets, that demonstrate the potential for capital appreciation. Under normal circumstances, the Portfolio’s assets will be invested primarily in common stocks, which may include stocks trading in local markets under local currencies, American Depositary Receipts or Global Depositary Receipts. The Portfolio may invest in equity securities of companies in any market capitalization range. Under normal market conditions, the Portfolio will hold investments in a number of different countries and regions throughout the world. In buying and selling securities for the Portfolio, the

Portfolio Summary: SA Fidelity Institutional AM® International Growth Portfolio
subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors, such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that

Portfolio Summary: SA Fidelity Institutional AM® International Growth Portfolio
these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Country, Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI ACWI ex-U.S. Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
22.63%
12.26%
-26.56%
27.42%
7.84%
18.25%
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	18.34%
Lowest Quarterly Return:	June 30, 2022	-18.74%
Year to Date Most Recent Quarter:	March 31, 2026	-5.17%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	18.25%	6.02%	9.54%	5/1/2019
Class 3 Shares	18.00%	5.76%	9.29%	5/1/2019
MSCI ACWI ex USA Index (net)	32.39%	7.91%	8.64%

Portfolio Summary: SA Fidelity Institutional AM® International Growth Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by FIAM LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Sammy Simnegar Portfolio Manager	2019
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Fidelity Institutional AM® Real Estate Portfolio
Investment Goal

The Portfolio’s investment goal is total return through a combination of growth and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.77%	0.77%	0.77%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.85%	1.00%	1.10%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$87	$271	$471	$1,049
Class 2	102	318	552	1,225
Class 3	112	350	606	1,340
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. real estate investment trust (“REIT”) sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset

Portfolio Summary: SA Fidelity Institutional AM® Real Estate Portfolio
classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Real Estate Industry Risk. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs. REITs may be leveraged, which increases risk.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The Portfolio’s benchmark is the FTSE NAREIT Equity REITs Index. The subadviser believes that the FTSE NAREIT Equity REITs Index is representative of the investible universe.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the FTSE NAREIT Equity REITs Index, which is relevant to the Portfolio because it has similar characteristics to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
FIAM LLC (“FIAM”) assumed subadvisory duties of the Portfolio on October 1, 2013. Prior to October 1, 2013,

Portfolio Summary: SA Fidelity Institutional AM® Real Estate Portfolio
Davis Selected Advisers, L.P. d/b/a Davis Advisors served as subadviser.
(Class 1 Shares)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
8.63%
5.41%
-6.46%
26.21%
-1.11%
39.22%
-26.95%
14.02%
7.97%
1.50%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	March 31, 2019	17.02%
Lowest Quarterly Return:	March 31, 2020	-21.85%
Year to Date Most Recent Quarter:	March 31, 2026	4.53%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	1.50%	4.91%	5.44%
Class 2 Shares	1.34%	4.76%	5.28%
Class 3 Shares	1.25%	4.65%	5.18%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	2.88%	6.63%	5.70%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by FIAM.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Samuel Wald, CFA Portfolio Manager	2013
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Fixed Income Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg U.S. Government/Credit Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements[1]	0.40%	0.65%
Fee Waivers and/or Expense Reimbursements[2,3]	0.06%	0.06%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.34%	0.59%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.34% and 0.59%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
3
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its management fees with respect to the Portfolio in an amount equal to the amount of the subadvisory fee waived by BlackRock Investment Management, LLC (“BlackRock”), the Portfolio’s subadviser, under a Subadvisory Fee Waiver Agreement between SunAmerica and BlackRock, in order to pass the benefit of such waiver onto the Portfolio.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$35	$122	$218	$499
Class 3	60	202	356	805
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg U.S. Government/Credit Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.

Portfolio Summary: SA Fixed Income Index Portfolio
The subadviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index.
Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

Portfolio Summary: SA Fixed Income Index Portfolio
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the Bloomberg U.S. Government/Credit Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Fixed Income Index Portfolio
BlackRock assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

15%
10%
5%
0%
-5%
-10%
-15%
-0.63%
9.13%
8.68%
-2.06%
-12.80%
5.80%
1.09%
6.36%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	6.26%
Lowest Quarterly Return:	March 31, 2022	-5.74%
Year to Date Most Recent Quarter:	March 31, 2026	-0.21%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	6.36%	-0.58%	1.84%	2/6/2017
Class 3 Shares	6.05%	-0.84%	1.58%	2/6/2017
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.96%
Bloomberg U.S. Government/ Credit Index (reflects no deduction for fees, expenses or taxes)	6.88%	-0.59%	2.07%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jonathan Graves, CFA Managing Director	2025
James Mauro Managing Director	2025
Marcus Tom Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg Intermediate U.S. Government/Credit Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements[1]	0.40%	0.65%
Fee Waivers and/or Expense Reimbursements[2,3]	0.06%	0.06%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.34%	0.59%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.34% and 0.59%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
3
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its management fees with respect to the Portfolio in an amount equal to the amount of the subadvisory fee waived by BlackRock Investment Management, LLC (“BlackRock”), the Portfolio’s subadviser, under a Subadvisory Fee Waiver Agreement between SunAmerica and BlackRock, in order to pass the benefit of such waiver onto the Portfolio.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$35	$122	$218	$499
Class 3	60	202	356	805
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Intermediate U.S. Government/Credit Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
have a remaining maturity of greater than one year and less than ten years.
The subadviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index.
Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Redemption Risk. The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.
Management Risk. The Portfolio is subject to management risk. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the Bloomberg Intermediate U.S. Government/Credit Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Fixed Income Intermediate Index Portfolio
BlackRock assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
0.57%
6.21%
6.18%
-1.57%
-7.11%
5.00%
2.92%
6.24%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	4.24%
Lowest Quarterly Return:	March 31, 2022	-3.81%
Year to Date Most Recent Quarter:	March 31, 2026	0.00%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	6.24%	0.97%	2.08%	10/6/2017
Class 3 Shares	6.04%	0.72%	1.82%	10/6/2017
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	1.74%
Bloomberg Intermediate U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	6.97%	0.96%	2.24%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jonathan Graves, CFA Managing Director	2025
James Mauro Managing Director	2025
Marcus Tom Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Franklin BW U.S. Large Cap Value Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.72%	0.72%	0.72%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Reimbursements	0.76%	0.91%	1.01%
Fee Waivers and/or Expense Reimbursements[1]	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.70%	0.85%	0.95%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.67% of average daily net assets. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$72	$237	$416	$937
Class 2	87	284	498	1,114
Class 3	97	316	552	1,231
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.
The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those

Portfolio Summary: SA Franklin BW U.S. Large Cap Value Portfolio
securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.
The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or

Portfolio Summary: SA Franklin BW U.S. Large Cap Value Portfolio
investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Brandywine Global Investment Management, LLC (“Brandywine”) assumed subadvisory duties of the Portfolio on September 8, 2015. Prior to September 8, 2015, Davis Selected Advisers, L.P. d/b/a Davis Advisors subadvised the Portfolio.
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
14.54%
20.60%
-8.64%
25.69%
-1.27%
29.87%
-1.34%
7.38%
18.75%
17.13%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	16.20%
Lowest Quarterly Return:	March 31, 2020	-27.39%
Year to Date Most Recent Quarter:	March 31, 2026	3.16%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	17.13%	13.86%	11.60%
Class 2 Shares	16.98%	13.69%	11.43%
Class 3 Shares	16.83%	13.57%	11.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Brandywine.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Joseph J. Kirby Lead Portfolio Manager	2015
Henry F. Otto Managing Director and Portfolio Manager	2015
Steven M. Tonkovich Managing Director and Portfolio Manager	2015
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Franklin Small Company Value Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.98%	0.98%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	1.05%	1.30%
Fee Waivers and/or Expense Reimbursements[1]	0.05%	0.05%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.00%	1.25%
1
Pursuant to Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee under the Investment Advisory and Management Agreement with respect to the Portfolio so that the advisory fee payable by the Portfolio is equal to 0.95% on the first $200 million, 0.87% on the next $300 million, and 0.85% thereafter. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year).
The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$102	$329	$575	$1,278
Class 3	127	407	708	1,563
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.
The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.
The types of companies the Portfolio may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed. Environmental, social and governance (ESG) related

Portfolio Summary: SA Franklin Small Company Value Portfolio
assessments of companies may also be considered. The subadviser does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated.
The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (“REITs”) (up to 15% of net assets).
The Portfolio, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials, consumer discretionary and technology.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Real Estate Industry Risk. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended. REITs may be leveraged, which increases risk.

Portfolio Summary: SA Franklin Small Company Value Portfolio
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
30.91%
9.82%
-12.81%
26.42%
5.22%
25.32%
-10.45%
13.01%
11.96%
6.37%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	27.17%
Lowest Quarterly Return:	March 31, 2020	-33.56%
Year to Date Most Recent Quarter:	March 31, 2026	4.07%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	6.37%	8.60%	9.67%
Class 3 Shares	6.14%	8.32%	9.41%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%

Portfolio Summary: SA Franklin Small Company Value Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin Mutual Advisers, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Steven B. Raineri Senior Vice President, Lead Portfolio Manager	2012
Christopher M. Meeker, CFA Vice President, Portfolio Manager and Research Analyst	2015
Nicholas Karzon, CFA Vice President, Portfolio Manager and Research Analyst	2019
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.48%	0.48%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.54%	0.79%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$55	$173	$302	$677
Class 3	81	252	439	978
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.
The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio
are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
10.00%
25.67%
-13.14%
21.51%
30.37%
18.33%
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	16.72%
Lowest Quarterly Return:	March 31, 2020	-20.81%
Year to Date Most Recent Quarter:	March 31, 2026	-4.47%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	18.33%	15.40%	15.42%	10/7/2019
Class 3 Shares	18.02%	15.11%	15.13%	10/7/2019
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.93%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin Advisers, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Brett Risser Senior Vice President, Head of Quantitative Equity Portfolio Management	2025
Sundaram Chettiappan, CFA Vice President and Portfolio Manager	2019
Chris Floyd, CFA Senior Vice President, Portfolio Manager	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.64%	0.79%	0.89%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$65	$205	$357	$798
Class 2	81	252	439	978
Class 3	91	284	493	1,096
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling, and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation metrics. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.
The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio
new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. The subadviser determines the most relevant underlying Environmental, Social and Governance sub-factors to a company’s returns and risk. These E, S and G sub-factors are assigned a score which, when combined, allow to establish an overall ESG score for each stock. The subadviser seeks to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. The subadviser may, however, invest up to 10% of the Portfolio’s net assets in stocks which have an ESG score below this threshold, for risk control purposes if necessary, as assessed by the portfolio management team. The Portfolio aims to have high scores to the multifactor selection process and the ESG process that is substantially higher than the Index at each quarterly rebalance.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.

Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to July 12, 2021, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Dogs of Wall Street Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Franklin Advisers, Inc. (“Franklin”) assumed subadvisory responsibility for the Portfolio on July 12, 2021.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
17.91%
18.79%
-0.29%
24.79%
7.51%
24.10%
-7.70%
8.37%
20.36%
16.92%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	18.77%
Lowest Quarterly Return:	March 31, 2020	-24.65%
Year to Date Most Recent Quarter:	March 31, 2026	2.15%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	16.92%	11.80%	12.59%
Class 2 Shares	16.70%	11.61%	12.41%
Class 3 Shares	16.68%	11.52%	12.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Chandra Seethamraju, PhD Vice President, Portfolio Manager	2019
Brett Risser, CFA Senior Vice President, Head of Quantitative Equity Portfolio Management	2025
Chris Floyd, CFA Senior Vice President, Portfolio Manager	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.70%	0.70%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements[1]	0.98%	1.23%
Fee Waivers and/or Expense Reimbursements[2]	0.16%	0.16%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.82%	1.07%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed  to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$84	$296	$526	$1,187
Class 3	109	374	660	1,475
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goals by allocating its assets among a number of different investment strategies (or “sleeves”), each of which is managed by either Franklin Advisers, Inc. (“Franklin”), the Portfolio’s subadviser, or a sub-subadviser that is an affiliate of Franklin (such affiliates, together with Franklin, the “subadvisers”). Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its net assets to equity strategies and approximately 30% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 60%-80% of its net assets and its allocation to fixed income strategies may range from

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
approximately 20%-40% of its net assets. To achieve this +/- 10% deviation from the Portfolio’s target equity/fixed income allocation of 70%/30%, Franklin intends to tactically adjust its exposure primarily through the use of equity index and fixed income futures.
Franklin is responsible for determining the allocation of the Portfolio’s assets among the Portfolio’s different subadvisers and sleeves. The Portfolio’s subadvisers and the sleeve(s) that each of them manages is set out in the table below.
Subadviser	Sleeve
Franklin	Foreign Large Blend
Global Equity
Intermediate Term Bond
Tactical U.S. Equity – Exchange- Traded Funds (“ETFs”)
U.S. Small Cap Blend
Brandywine Global Investment Management, LLC	U.S. Large- Cap Value
ClearBridge Investments, LLC	Foreign Large Value
U.S. Large- Cap Blend
U.S. Large- Cap Growth
The subadvisers utilize different investment strategies in managing their respective sleeve(s), act independently from one another and use their own methodologies for selecting investments.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also use ETFs to gain exposure to the applicable asset classes. The Tactical U.S. Equity sleeve employs a strategy of tactically allocating across U.S. equity ETFs of various market capitalizations using a quantitative process.
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”)), asset-backed securities, money market instruments and/or cash or cash equivalents. The Portfolio may also utilize U.S. Treasury bond options within the Intermediate Term Bond sleeve for hedging purposes and to adjust the sleeve’s exposure to interest rate risk.
While the Portfolio employs an active, tactical asset allocation strategy, the Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 43% S&P 500® Index, 5% Russell 2000® Index, 22% MSCI EAFE Index (net) and 30% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, Franklin intends to tactically adjust the Portfolio’s exposure by making passive index investments through the use of futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadvisers may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
CMBS Risk. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage loans. In addition to being subject to the risks of securitized instruments generally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
CMOs Risk. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater credit risk. In the event of default by an issuer of a
CMO, the Portfolio will be less likely to receive payments of principal and interest. In addition to being subject to the risks of securitized instruments generally, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Risk of Conflict with Insurance Company Interests - Risk Management. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the

Portfolio Summary: SA Franklin Tactical Opportunities Portfolio
financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Blended Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-5.96%
18.29%
8.25%
14.83%
-13.91%
15.57%
12.56%
15.14%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	12.31%
Lowest Quarterly Return:	March 31, 2020	-16.50%
Year to Date Most Recent Quarter:	March 31, 2026	-1.77%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	15.41%	8.45%	7.95%	10/6/2017
Class 3 Shares	15.14%	8.17%	7.67%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.60%
SA Frk Tact Opps Blended Index	17.17%	8.36%	9.05%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Franklin, along with its affiliates, Brandywine Global Investment Management, LLC and ClearBridge Investments, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Franklin
Jacqueline Kenney, CFA Co-Lead Portfolio Manager	2021
Laura Green, CFA Co-Lead Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
Investment Goal

The Portfolio’s investment goals are growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class 3
Management Fees	0.10%
Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Acquired Fund Fees and Expenses[1]	0.37%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements[1]	0.83%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.80%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 3 shares exceed 0.43% of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of
(a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 3	$82	$262	$458	$1,023
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	62.00%
SA Large Cap Index Portfolio	25.00%
SA Mid Cap Index Portfolio	5.00%
SA Small Cap Index Portfolio	2.00%
SA International Index Portfolio	27.00%
SA Emerging Markets Equity Index Portfolio	3.00%
Fixed Income	38.00%
SA Fixed Income Intermediate Index Portfolio	19.00%
SA Fixed Income Index Portfolio	19.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/ virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Underlying Portfolios may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index) and a blended index. The blended index consists of 23% S&P 500® Index, 5% S&P MidCap 400® Index, 2% Russell 2000® Index, 27% MSCI EAFE Index (net), 3% MSCI Emerging Markets Index (net), 20% Bloomberg U.S. Government/Credit Index and 20% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
17.87%
11.46%
9.62%
-14.35%
13.55%
8.62%
15.33%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	11.65%
Lowest Quarterly Return:	March 31, 2020	-12.27%
Year to Date Most Recent Quarter:	March 31, 2026	-0.85%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 3 Shares	15.33%	5.96%	6.77%	5/1/2018
MSCI EAFE Index (net)	31.22%	8.92%	7.38%
SA Glb Idx Alloc 60/40 Blended Index	16.72%	6.63%	7.48%

Portfolio Summary: SA Global Index Allocation 60/40 Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2018
Robert Wu, CFA Co-Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
Investment Goal

The Portfolio’s investment goals are growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses[1]	0.38%	0.38%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements[1]	0.58%	0.83%
Fee Waivers and/or Expense Reimbursements[2]	0.02%	0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.56%	0.81%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.18% and 0.43%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$57	$184	$322	$724
Class 3	83	263	459	1,023
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 75% of its assets (with a range of 65% to 85%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 25% of its assets (with a range of 15% to 35%) to Underlying Portfolios

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	77.00%
SA Large Cap Index Portfolio	30.00%
SA Mid Cap Index Portfolio	6.00%
SA Small Cap Index Portfolio	4.00%
SA International Index Portfolio	32.00%
SA Emerging Markets Equity Index Portfolio	5.00%
Fixed Income	23.00%
SA Fixed Income Intermediate Index Portfolio	11.50%
SA Fixed Income Index Portfolio	11.50%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S.

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/ virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Underlying Portfolios may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index) and a blended index.  The blended index consists of 28% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 32% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index
(net), 12.5% Bloomberg U.S. Government/Credit Index and 12.5% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
20.38%
12.21%
12.42%
-15.50%
15.62%
10.24%
17.73%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	14.06%
Lowest Quarterly Return:	March 31, 2020	-16.29%
Year to Date Most Recent Quarter:	March 31, 2026	-0.96%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	17.99%	7.60%	8.05%	5/1/2018
Class 3 Shares	17.73%	7.35%	7.79%	5/1/2018
MSCI EAFE Index (net)	31.22%	8.92%	7.38%
SA Glb Idx Alloc 75/25 Blended Index	19.18%	8.09%	8.58%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA Global Index Allocation 75/25 Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2018
Robert Wu, CFA Co-Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[1]	0.39%	0.39%
Total Annual Portfolio Operating Expenses[1]	0.52%	0.77%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$53	$167	$291	$653
Class 3	79	246	428	954
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	92.00%
SA Large Cap Index Portfolio	34.00%
SA Mid Cap Index Portfolio	8.00%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	40.00%
SA Emerging Markets Equity Index Portfolio	5.00%
Fixed Income	8.00%
SA Fixed Income Intermediate Index Portfolio	4.00%
SA Fixed Income Index Portfolio	4.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/ virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation;

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Underlying Portfolios may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the

Portfolio Summary: SA Global Index Allocation 90/10 Portfolio
expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index) and a blended index.   The blended index consists of 32% S&P 500® Index, 8% S&P MidCap 400® Index, 5% Russell 2000® Index, 40% MSCI EAFE Index (net), 5% MSCI Emerging Markets Index (net), 5% Bloomberg U.S. Government/Credit Index and 5% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
23.00%
12.16%
15.47%
-16.31%
17.85%
11.59%
20.04%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	16.37%
Lowest Quarterly Return:	March 31, 2020	-20.39%
Year to Date Most Recent Quarter:	March 31, 2026	-1.03%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	20.34%	9.09%	9.00%	5/1/2018
Class 3 Shares	20.04%	8.81%	8.73%	5/1/2018
MSCI EAFE Index (net)	31.22%	8.92%	7.38%
SA Glb Idx Alloc 90/10 Blended Index	21.69%	9.61%	9.61%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	February 2021
Manisha Singh, CFA Co-Portfolio Manager	2018
Robert Wu, CFA Co-Portfolio Manager	November 2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.70%		0.70%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.44%		0.45%
Interest Expenses	0.02%		0.02%
Miscellaneous Other Expenses	0.42%		0.43%
Acquired Fund Fees and Expenses[1]		0.03%		0.03%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements[1]		1.17%		1.43%
Fee Waivers and/or Expense Reimbursements[2]		0.31%		0.32%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]		0.86%		1.11%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.81% and 1.06%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by
SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$88	$341	$614	$1,393
Class 3	113	421	751	1,686
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal through strategically and dynamically allocating its assets to various equity and fixed income asset classes. Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its assets to equity exposure and approximately 30% of its assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 60%-80% of its net assets

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
and its allocation to fixed income exposure may range from approximately 20%-40% of its net assets.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range, including securities of issuers located in emerging markets. The Portfolio’s ability to invest in both U.S. and non-U.S. securities allows it to diversify its assets across different geographic regions. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also obtain exposure to equity securities by investing in exchange-traded funds (“ETFs”).
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, high-yield debt securities (junk bonds), convertible notes, money market instruments and/or cash or cash equivalents. The Portfolio may also obtain exposure to fixed income securities by investing in ETFs.
The Portfolio may invest in derivatives, such as equity index futures, interest rate futures, interest rate swaps, credit default swaps and forward foreign currency exchange contracts for hedging and non-hedging purposes, as well as to increase the return on its portfolio investments.
The Portfolio will adjust its equity/fixed income exposure +/- 10%, as described above, based on market and macroeconomic views of Goldman Sachs Asset Management L.P. (“GSAM”), the Portfolio’s subadviser. GSAM will implement such adjustment by reallocating the Portfolio’s investments in equity and fixed income securities and/or by investing in ETFs and/or derivatives.
In managing the Portfolio, GSAM develops a strategic allocation across the various asset classes by budgeting or allocating portfolio risk across a set of asset allocation risk factors, including, but not limited to, market cap, interest rate, emerging markets, credit, equity style, momentum and active risk. The resulting strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity and fixed income asset classes. Within equities, securities are selected using fundamental research and a variety of quantitative techniques primarily based on the following investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Within
these models, GSAM may utilize artificial intelligence techniques, such as natural language processing and machine learning, to, among other things, help extract information from various textual or audio datasets. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Investment Adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. GSAM may make investment decisions that deviate from those generated by its proprietary models, at its discretion. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE Index (net) and 30% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, GSAM intends to dynamically adjust the Portfolio’s risk exposure by making passive index investments through the use of equity and interest rate futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on the subadviser’s skill in determining the Portfolio’s asset class allocations. Although allocation among different asset classes generally reduces risk, the risk remains that the subadviser may favor an asset class that performs poorly relative to other asset classes.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Money Market Securities Risk. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk,

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. Models may depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources. When a model or data used in managing the Portfolio contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Risk of Conflict with Insurance Company Interests - Risk Management. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Blended Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
18.81%
11.23%
14.66%
16.59%
13.40%
18.82%
-8.53%
-16.34%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	14.11%
Lowest Quarterly Return:	March 31, 2020	-15.15%
Year to Date Most Recent Quarter:	March 31, 2026	-1.50%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	19.12%	8.82%	8.24%	10/6/2017
Class 3 Shares	18.82%	8.55%	7.97%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.60%
SA Gldmn Schs Mlt-Asst Insights Blended Index	17.18%	8.17%	8.80%

Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by GSAM.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Alexandra Wilson-Elizondo Managing Director and Co-CIO	2022
Siwen Wu Managing Director	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Index Allocation 60/40 Portfolio
Investment Goal

The Portfolio’s investment goals are growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses[1]	0.32%	0.32%
Total Annual Portfolio Operating Expenses[1]	0.46%	0.71%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$47	$148	$258	$579
Class 3	73	227	395	883
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026, to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to,

Portfolio Summary: SA Index Allocation 60/40 Portfolio
among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	62.00%
SA Large Cap Index Portfolio	41.90%
SA Mid Cap Index Portfolio	5.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	10.00%
Fixed Income	38.00%
SA Fixed Income Intermediate Index Portfolio	19.00%
SA Fixed Income Index Portfolio	19.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived

Portfolio Summary: SA Index Allocation 60/40 Portfolio
to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Underlying Portfolios may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index.   The blended index consists of 40% S&P 500® Index, 5% S&P MidCap 400®

Portfolio Summary: SA Index Allocation 60/40 Portfolio
Index, 5% Russell 2000® Index, 10% MSCI EAFE Index (net), 20% Bloomberg U.S. Government/Credit Index and 20% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-4.91%
19.57%
13.49%
13.05%
-14.93%
15.05%
12.01%
13.13%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	12.84%
Lowest Quarterly Return:	March 31, 2020	-11.90%
Year to Date Most Recent Quarter:	March 31, 2026	-1.71%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	13.36%	7.26%	8.44%	2/6/2017
Class 3 Shares	13.13%	6.99%	8.17%	2/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.97%
SA Idx Alloc 60/40 Blended Index	14.04%	7.59%	8.83%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Index Allocation 80/20 Portfolio
Investment Goal

The Portfolio’s investment goals are growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.32%	0.32%
Total Annual Portfolio Operating Expenses[1]	0.44%	0.69%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$45	$141	$246	$555
Class 3	70	221	384	859
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 80% of its assets (with a range of 70% to 90%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 20% of its assets (with a range of 10% to 30%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica Asset Management, LLC (“SunAmerica”) on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will

Portfolio Summary: SA Index Allocation 80/20 Portfolio
fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	82.00%
SA Large Cap Index Portfolio	51.90%
SA Mid Cap Index Portfolio	10.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	15.00%
Fixed Income	18.00%
SA Fixed Income Intermediate Index Portfolio	9.00%
SA Fixed Income Index Portfolio	9.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived

Portfolio Summary: SA Index Allocation 80/20 Portfolio
to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Portfolio may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 50% S&P 500® Index, 10% S&P MidCap 400®

Portfolio Summary: SA Index Allocation 80/20 Portfolio
Index, 5% Russell 2000® Index, 15% MSCI EAFE Index (net), 10% Bloomberg U.S. Government/Credit Index and 10% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
23.65%
14.43%
18.23%
18.37%
14.86%
15.51%
-6.79%
-16.18%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	16.31%
Lowest Quarterly Return:	March 31, 2020	-17.22%
Year to Date Most Recent Quarter:	March 31, 2026	-2.03%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	15.78%	9.54%	10.33%	2/6/2017
Class 3 Shares	15.51%	9.25%	10.05%	2/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.97%
SA Idx Alloc 80/20 Blended Index	16.35%	9.92%	10.77%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Index Allocation 90/10 Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.10%	0.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.33%	0.33%
Total Annual Portfolio Operating Expenses[1]	0.44%	0.69%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$45	$141	$246	$555
Class 3	70	221	384	859
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica Asset Management, LLC (“SunAmerica”) on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual

Portfolio Summary: SA Index Allocation 90/10 Portfolio
allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	92.00%
SA Large Cap Index Portfolio	56.90%
SA Mid Cap Index Portfolio	10.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	20.00%
Fixed Income	8.00%
SA Fixed Income Intermediate Index Portfolio	4.00%
SA Fixed Income Index Portfolio	4.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations

Portfolio Summary: SA Index Allocation 90/10 Portfolio
backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Federal Reserve has recently begun to raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, the Portfolio may face heightened interest rate risk. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of companies held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning the Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to

Portfolio Summary: SA Index Allocation 90/10 Portfolio
those of the S&P 500® Index (a broad-based securities market index) and a blended index.  The blended index consists of 55% S&P 500® Index, 10% S&P MidCap 400® Index, 5% Russell 2000® Index, 20% MSCI EAFE Index (net), 5% Bloomberg U.S. Government/Credit Index and 5% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
25.53%
14.47%
20.61%
20.10%
16.09%
17.19%
-7.66%
-16.84%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	17.72%
Lowest Quarterly Return:	March 31, 2020	-19.65%
Year to Date Most Recent Quarter:	March 31, 2026	-2.19%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	17.45%	10.66%	11.22%	2/6/2017
Class 3 Shares	17.19%	10.39%	10.95%	2/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.97%
SA Idx Alloc 90/10 Blended Index	18.10%	11.07%	11.70%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA International Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI EAFE Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.40%	0.40%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.50%	0.75%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$51	$160	$280	$628
Class 3	77	240	417	930
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the MSCI EAFE Index (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Portfolio Summary: SA International Index Portfolio
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Country Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries than if the Portfolio always maintained wide diversity among the countries in which it invests. Based on the current composition of the Index, the Portfolio intends to invest a significant portion of its assets in securities of Japanese issuers and other investments that are tied economically to Japan.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.

Portfolio Summary: SA International Index Portfolio
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-14.08%
21.19%
7.58%
10.78%
-14.51%
17.43%
3.03%
31.00%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.47%
Lowest Quarterly Return:	March 31, 2020	-22.78%
Year to Date Most Recent Quarter:	March 31, 2026	0.55%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	31.00%	8.46%	8.02%	2/6/2017
Class 3 Shares	30.60%	8.18%	7.74%	2/6/2017
MSCI EAFE Index (net)	31.22%	8.92%	8.70%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.

Portfolio Summary: SA International Index Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Invesco Growth Opportunities Portfolio
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.74%	0.74%	0.74%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.82%	0.97%	1.07%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$84	$262	$455	$1,014
Class 2	99	309	536	1,190
Class 3	109	340	590	1,306
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies, and in other instruments that have economic characteristics similar to such securities. The Portfolio invests primarily in common stocks. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets, i.e., those that are generally in the early stages of their industrial cycles (up to 25% of net assets) as well as in developed markets. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Portfolio invests primarily in securities that are considered by the Portfolio’s portfolio managers to have the potential for earnings or revenue growth.
In selecting investments, the subadviser utilizes a disciplined portfolio construction process that calibrates the Portfolio’s sector-related exposure relative to the Russell 2000® Growth Index, which the subadviser believes generally represents the small cap growth asset class. The Portfolio uses this index as a guide in structuring and reviewing the portfolio, but the Portfolio is not an index fund that seeks to replicate the performance of the index. The security selection process is based on a three-step process that includes fundamental, valuation, and timeliness analysis. Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry. Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one-to-two year horizon. Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio. The subadviser considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.

Portfolio Summary: SA Invesco Growth Opportunities Portfolio
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Small-Cap Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation;
violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Real Estate Industry Risk. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940, as amended.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States

Portfolio Summary: SA Invesco Growth Opportunities Portfolio
or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolios investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

80%
60%
40%
20%
0%
-20%
-40%
-60%
3.93%
24.91%
-4.75%
28.97%
55.83%
7.33%
-35.36%
12.50%
16.43%
6.10%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	32.99%
Lowest Quarterly Return:	June 30, 2022	-22.44%
Year to Date Most Recent Quarter:	March 31, 2026	0.65%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	6.10%	-0.73%	9.13%
Class 2 Shares	5.99%	-0.86%	8.97%
Class 3 Shares	5.92%	-0.96%	8.86%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Invesco Advisers, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Juan Hartsfield, CFA Lead Portfolio Manager	2019
Clay Manley, CFA Portfolio Manager	2019
Justin Sander, CFA Portfolio Manager	2018
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Janus Focused Growth Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.90%	1.05%	1.15%
Fee Waivers and/or Expense Reimbursements[1]	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.80%	0.95%	1.05%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.75% of average daily net assets. This agreement may only be terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the
Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$82	$277	$489	$1,099
Class 2	97	324	570	1,274
Class 3	107	355	623	1,389
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio is non-diversified and, thus, will generally hold a core position of 30 to 40 common stocks. The Portfolio invests primarily in common stocks of large-cap companies but may also invest in smaller, emerging growth companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.
In selecting investments for the Portfolio, the subadviser seeks to invest in companies with distinct long-term competitive advantages, strong free cash flow generation and that trade at attractive valuations.
The subadviser applies a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The subadviser may reduce or sell the Portfolio’s investments in portfolio securities if, in the opinion of the subadviser, replacing a security with another is a more attractive investment, a security has reached full

Portfolio Summary: SA Janus Focused Growth Portfolio
valuation, or the investment outlook for a security changes.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and

Portfolio Summary: SA Janus Focused Growth Portfolio
other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Janus Henderson Investors US LLC (“Janus”) assumed subadvisory duties of the Portfolio on June 30, 2016. Prior to June 30, 2016, Marsico Capital Management, LLC served as subadviser.
(Class 1 Shares)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-1.44%
30.15%
1.32%
36.22%
39.00%
23.31%
-33.54%
39.33%
28.52%
18.39%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	26.73%
Lowest Quarterly Return:	June 30, 2022	-25.32%
Year to Date Most Recent Quarter:	March 31, 2026	-12.28%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	18.39%	11.68%	15.64%
Class 2 Shares	18.23%	11.52%	15.47%
Class 3 Shares	18.04%	11.40%	15.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%

Portfolio Summary: SA Janus Focused Growth Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Janus.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Brian Recht Portfolio Manager	2022
Nick Schommer, CFA Portfolio Manager	2016
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio
Investment Goal

The Portfolio’s investment goal is total return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.61%	0.61%	0.61%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses[1]	0.76%	0.91%	1.01%
Fee Waivers and/or Expense Reimbursements[2]	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[2]	0.74%	0.89%	0.99%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio in an amount equal to the amount of the subadvisory fee waived by J.P. Morgan Investment Management Inc. (“JPMorgan”), the Portfolio’s subadviser, under a Subadvisory Fee Waiver Agreement between SunAmerica and JPMorgan, in order to pass the benefit of such waiver onto the Portfolio (the “JPMorgan Waiver”). The JPMorgan Waiver shall continue in effect so long as the Subadvisory Fee Waiver Agreement is in effect.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$76	$241	$420	$940
Class 2	91	288	502	1,118
Class 3	101	320	556	1,234
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments, with at least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class:
•
30%–75% U.S. equity securities, including
small–, medium– and large-cap securities
•
0%–35% foreign equity securities
•
25%–50% U.S. and foreign fixed income securities
Equity securities that the Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. As part of its overall investment strategy, the subadviser makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of different approaches to select individual securities,

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio
including fundamental research and quantitative based strategies.
The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities the Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets). The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest in fixed income securities of any average weighted maturity or duration.
The Portfolio may obtain exposure to the above-referenced assets classes by investing in other mutual funds and exchange-traded funds (“ETFs”) that are managed by the Portfolio’s subadviser.
The Portfolio uses an active trading strategy to achieve its objective.
The Portfolio may also invest in derivatives, including options and futures. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to manage and hedge interest rate risk, to lengthen or shorten the duration of fixed income investments, or to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.
Although the Portfolio will generally maintain its assets within the allocation above, the Portfolio may hold cash or cash equivalents for various purposes including as collateral for derivatives transactions or for temporary defensive purposes. The cash and cash equivalents allocation may cause temporary deviation from the allocation ranges indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio
from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults, the creditworthiness of the issuer, and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to the Portfolio. Additionally, an issuer may have the right to buy back or redeem the securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of the  Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the  Portfolio’s non-U.S. dollar-denominated securities.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio
unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the  Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Portfolio Summary: SA JPMorgan Diversified Balanced Portfolio
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI World Index (net) (a broad-based securities market index) and a blended index.  The blended index consists of 60% MSCI World Index (net) and 40% Bloomberg U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
7.15%
14.56%
-7.69%
18.97%
14.34%
11.81%
-15.96%
15.44%
9.53%
12.95%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	13.95%
Lowest Quarterly Return:	March 31, 2020	-15.14%
Year to Date Most Recent Quarter:	March 31, 2026	-2.93%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	12.95%	6.06%	7.54%
Class 2 Shares	12.82%	5.90%	7.38%
Class 3 Shares	12.65%	5.80%	7.27%
MSCI World Index (net)	21.09%	12.15%	12.17%
SA JPM Div Bal Blended Index	15.33%	7.04%	8.29%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jeffrey Geller, CFA* Managing Director and Portfolio Manager in the Multi-Asset Solutions team	2019
Gary Herbert, CFA Managing Director and North America Chief Investment Officer of the Multi- Assets Solutions team	2021
Morgan M. Moriarty, CFA Executive Director and Portfolio Manager in the Multi-Asset Solutions team	2019
*Jeffrey Geller has announced his retirement from JPMorgan to be effective in late 2026. He will continue to serve as a portfolio manager of the Portfolio until the first quarter of 2026. Upon Mr. Geller’s retirement, Messrs. Herbert and Moriarty will continue to be responsible for the management of the Portfolio.
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	1.12%	1.12%	1.12%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	1.33%	1.48%	1.58%
Fee Waivers and/or Expense Reimbursements[1]	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	1.16%	1.31%	1.41%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.95% of average daily net assets. This agreement will continue in effect through April 30, 2027 and year to year thereafter, unless terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the
Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$118	$405	$713	$1,587
Class 2	133	451	792	1,754
Class 3	144	482	844	1,864
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average-growth prospects.
Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio
The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net). In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the subadviser uses to select securities. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.
The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the
Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI ACWI ex-U.S. Index (net) (a broad-based securities market index) and the MSCI Emerging Markets Index (net), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
10.62%
42.31%
-19.39%
21.14%
16.40%
1.19%
-25.45%
10.29%
10.63%
36.28%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	18.76%
Lowest Quarterly Return:	March 31, 2020	-24.01%
Year to Date Most Recent Quarter:	March 31, 2026	4.27%

Portfolio Summary: SA JPMorgan Emerging Markets Portfolio
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	36.28%	4.64%	8.42%
Class 2 Shares	35.98%	4.46%	8.26%
Class 3 Shares	36.00%	4.37%	8.15%
MSCI ACWI ex USA Index (net)	32.39%	7.91%	8.41%
MSCI Emerging Markets Index (net)	33.57%	4.20%	8.42%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Joyce Weng, CFA Executive Director and Lead Portfolio Manager	2017
Harold Yu Executive Director and Back-up Portfolio Manager	2022
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Equity-Income Portfolio
Investment Goal

The Portfolio’s investment goal is growth of capital and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.56%	0.56%	0.56%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.59%	0.74%	0.84%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$60	$189	$329	$738
Class 2	76	237	411	918
Class 3	86	268	466	1,037
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Portfolio may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what the subadviser believes to be their long-term investment value. The subadviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of

Portfolio Summary: SA JPMorgan Equity-Income Portfolio
portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”)
serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
15.56%
18.28%
-4.45%
27.16%
3.22%
25.81%
-1.84%
4.68%
12.70%
14.63%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	13.35%
Lowest Quarterly Return:	March 31, 2020	-24.79%
Year to Date Most Recent Quarter:	March 31, 2026	1.61%

Portfolio Summary: SA JPMorgan Equity-Income Portfolio
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	14.63%	10.80%	11.09%
Class 2 Shares	14.43%	10.63%	10.92%
Class 3 Shares	14.31%	10.52%	10.81%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Brandon Managing Director and Portfolio Manager	2019
David Silberman Managing Director and Portfolio Manager	2019
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Large Cap Core Portfolio
Investment Goal

The Portfolio’s investment goal is long term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.73%	0.73%	0.73%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.76%	0.91%	1.01%
Fee Waivers and/or Expense Reimbursements[1]	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.69%	0.84%	0.94%
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.73% of the Portfolio’s average daily net assets on the first $50 million, 0.68% of the Portfolio’s average daily net assets on the next $200 million and 0.63% of the Portfolio’s average daily net assets over $250 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$70	$236	$416	$936
Class 2	86	283	497	1,113
Class 3	96	315	551	1,230
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). As of February 28, 2026, the market capitalization range of the companies in the Index was between approximately $17,085 million to $4.32 trillion. The Portfolio intends to invest in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies and may invest in companies of any market capitalization range.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform its benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of its benchmark. The Portfolio may also invest in equity securities that the subadviser believes have above-average growth potential.

Portfolio Summary: SA JPMorgan Large Cap Core Portfolio
In managing the Portfolio, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Portfolio invests. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Portfolio, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;
•
high potential reward compared to potential risk; and
•
temporary mispricings caused by apparent market over-reactions.
The Portfolio may use derivatives, primarily futures contracts, to gain exposure to the Index or certain securities in the Index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Portfolio invests in index futures with exposure to securities in the Index, it may have the effect of increasing the Portfolio’s exposure to a relatively small number of securities, making the Portfolio’s shares more sensitive to the economic results of those securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying

Portfolio Summary: SA JPMorgan Large Cap Core Portfolio
security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the
Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to July 5, 2023, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Invesco Main Street Large Cap Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective July 5, 2023, J.P. Morgan Investment Management, Inc. (“JPMorgan”) assumed subadvisory duties of the Portfolio. From May 24, 2019 to July 4, 2023, Invesco Advisers, Inc. (“Invesco”) served as subadviser. Prior to May 24, 2019, OppenheimerFunds, Inc., which was acquired by Invesco, served as subadviser of the Portfolio.

Portfolio Summary: SA JPMorgan Large Cap Core Portfolio
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
11.64%
16.89%
-7.86%
31.92%
13.38%
27.78%
-20.19%
27.48%
23.82%
14.47%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	18.12%
Lowest Quarterly Return:	March 31, 2020	-20.48%
Year to Date Most Recent Quarter:	March 31, 2026	-7.71%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	14.47%	13.00%	12.73%
Class 2 Shares	14.29%	12.83%	12.56%
Class 3 Shares	14.15%	12.71%	12.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Scott Davis Managing Director and Portfolio Manager	2023
Shilpee Raina Managing Director and Portfolio Manager	2023
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.63%	0.78%	0.88%
Fee Waivers and/or Expense Reimbursements[1]	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.53%	0.68%	0.78%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive 0.50% of its advisory fee on an annual basis with respect to the Portfolio. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$54	$192	$341	$777
Class 2	69	239	423	957
Class 3	80	271	478	1,075
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by the respective subadviser.
Bonds, for purposes of satisfying the 80% investment requirement, include:
•
securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•
corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•
mortgage-backed and other asset-backed securities;
•
inflation-indexed bonds issued both by governments and corporations;
•
structured notes, including hybrid or “indexed” securities and event-linked bonds;

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
•
loan participations and assignments;
•
bank capital and trust preferred stocks;
•
delayed funding loans and revolving credit facilities;
•
bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•
repurchase agreements and reverse repurchase agreements;
•
debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•
obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;
•
obligations of international agencies or supranational entities;
•
municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies; and
•
debt securities purchased or sold on a when-issued, delayed delivery, or forward commitment basis, where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market.
In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.
Investment Selection
The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).
JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.
MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.
Portfolio Investment Policies
The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.
The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.
The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.
While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, and swap agreements.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.
The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Derivatives Risk. To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for unlimited losses. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Loan Participations and Assignments Risk. The lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Insurer Risk. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. To the extent the Portfolio holds insured securities, a change in the credit rating of any one or more of the insurers that insure the securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. The Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. If the value of these securities declines and/or the issuer defaults, such events increase an insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk of lower valuations and possible loss.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Sub-Prime Debt Securities Risk. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective January 20, 2015, JPMorgan and MFS replaced Pacific Investment Management Company, LLC (“PIMCO”) as subadvisers to the Portfolio. As of January 31, 2026, JPMorgan and MFS each managed approximately one-half of the Portfolio’s assets. The percentage of the Portfolio’s assets that each subadviser

Portfolio Summary: SA JPMorgan MFS Core Bond Portfolio
manages may, at the adviser’s discretion, change from time to time.
(Class 1 Shares)

15%
10%
5%
0%
-5%
-10%
-15%
3.34%
3.94%
-0.53%
9.47%
8.38%
-0.92%
-13.14%
6.54%
2.15%
7.29%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	6.82%
Lowest Quarterly Return:	March 31, 2022	-5.59%
Year to Date Most Recent Quarter:	March 31, 2026	0.12%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	7.29%	0.10%	2.45%
Class 2 Shares	7.03%	-0.07%	2.30%
Class 3 Shares	6.98%	-0.17%	2.19%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan and MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
JPMorgan
Richard Figuly Managing Director and Lead Portfolio Manager	2016
Justin Rucker Managing Director and Portfolio Manager	2019
Andy Melchiorre Managing Director and Portfolio Manager	2024
Edward Fitzpatrick III Managing Director and Portfolio Manager	2024
MFS
Joshua P. Marston Investment Officer	2015
Alexander M. Mackey Investment Officer	2019
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio
Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.76%	0.76%	0.76%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.80%	0.95%	1.05%
Fee Waivers and/or Expense Reimbursements[1]	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.77%	0.92%	1.02%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.77% of the Portfolio’s average daily net assets on the first $100 million, 0.72% of the Portfolio’s average daily net assets on the next $400 million, and 0.70% of the Portfolio’s average daily net assets over $500 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$79	$252	$441	$987
Class 2	94	300	523	1,164
Class 3	104	331	576	1,280
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period.
The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities.
In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio
leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.
The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio
capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell Midcap® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio
(Class 1 Shares)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
0.21%
29.63%
-4.88%
39.58%
48.54%
10.83%
-27.07%
23.33%
14.26%
8.07%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	32.53%
Lowest Quarterly Return:	June 30, 2022	-20.73%
Year to Date Most Recent Quarter:	March 31, 2026	-5.79%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	8.07%	4.24%	12.17%
Class 2 Shares	7.94%	4.09%	12.00%
Class 3 Shares	7.86%	3.99%	11.89%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	8.66%	6.65%	12.49%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by J.P. Morgan Investment Management Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Felise Agranoff, CFA Managing Director and Co-Portfolio Manager	2016
Michael Stein, CFA Managing Director and Co-Portfolio Manager	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
Investment Goal

The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.46%	0.46%	0.46%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses[1]	0.55%	0.70%	0.80%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$56	$176	$307	$689
	1 Year	3 Years	5 Years	10 Years
Class 2	72	224	390	871
Class 3	82	255	444	990
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated short-term fixed, variable and floating rate debt. The Portfolio invests primarily in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Portfolio may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
Under normal circumstances, the Portfolio maintains a duration of one year or less from the date of settlement, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Portfolio’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
The Portfolio may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the subadviser’s discretion. The asset-backed securities in which the Portfolio may invest

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
include “sub-prime” securities and collateralized loan obligations (CLOs). The Portfolio may invest in securities of any credit quality, but will invest primarily in investment grade securities.
The Portfolio may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Portfolio.
The Portfolio is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
The subadviser allocates the Portfolio’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Portfolio, the subadviser looks for market sectors and individual securities that it believes will perform well over time. The subadviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio may invest. ESG factors assessed may include, but are not limited to, issues related to the quality and function of the natural environment, such as climate change resilience and greenhouse gas emissions; social issues related to the rights, wellbeing and interests of people and communities, such as discrimination prevention and workplace safety; and governance issues relating to the way companies are managed and overseen, such as board diversity and executive compensation. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.
Income Risk. The ability of the Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Portfolio may drop as well.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to prepayment risk (described below) and “extension risk.” Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of the Portfolio to decline.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
Money Market Securities Risk. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Privately Placed Securities Risk. A Portfolio may have the ability, as previously listed in its investment strategy, to invest in privately placed securities, which are subject to resale restrictions. These investments are also subject to illiquidity and valuation risk. Privately placed securities are restricted securities and generally cannot be offered for public resale unless registered under the applicable securities laws or are subject to contractual restrictions that may make them difficult to sell. These securities will have the effect of increasing a Portfolio’s level of illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk than other fixed income instruments.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the ICE BofA 3-Month US Treasury Bill Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to April 29, 2024, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA DFA Ultra Short Bond Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective April 29, 2024, J.P. Morgan Investment Management Inc. (“JPMorgan”) replaced Dimensional Fund Advisors LP (“DFA”) as subadviser to the Portfolio. Prior to April 29, 2024, DFA served as subadviser. Prior to May 1, 2016, the Portfolio was managed by SunAmerica. Prior to April 15, 2016, BofA Advisors, LLC served as subadviser.

Performance for periods prior to May 1, 2016 reflects results when the Portfolio was managed as a money market fund.
(Class 1 Shares)

6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-0.09%
0.70%
1.52%
2.27%
0.21%
-0.52%
-1.53%
4.63%
5.31%
4.62%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Portfolio Summary: SA JPMorgan Ultra-Short Bond Portfolio
During the period shown in the bar chart:
Highest Quarterly Return:	September 30, 2024	1.65%
Lowest Quarterly Return:	March 31, 2022	-1.25%
Year to Date Most Recent Quarter:	March 31, 2026	0.65%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	4.62%	2.46%	1.68%
Class 2 Shares	4.41%	2.30%	1.54%
Class 3 Shares	4.39%	2.20%	1.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
ICE BofA 3-Month US Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by JPMorgan.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
James McNerny Managing Director	2024
Karl Lohninger Executive Director	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Large Cap Growth Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Growth Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.35%	0.60%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$36	$113	$197	$443
Class 3	61	192	335	750
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Growth Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: sales growth, the ratio of earnings change to price, and momentum.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Portfolio Summary: SA Large Cap Growth Index Portfolio
The Portfolio may become non-diversified (which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund), solely as a result of a change in the relative market capitalization or index weighting of one or more of the Index constituents.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization”
strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

Portfolio Summary: SA Large Cap Growth Index Portfolio
Non-Diversification Risk. In order to replicate the composition of the Index, the Portfolio’s total assets may at times be invested in multiple issuers representing more than 5% of the Portfolio’s total assets. As a result, the Portfolio may, from time to time, become “non-diversified.” A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
30.64%
32.53%
31.65%
-29.62%
29.33%
35.68%
21.80%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	25.95%
Lowest Quarterly Return:	June 30, 2022	-20.83%
Year to Date Most Recent Quarter:	March 31, 2026	-8.20%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	21.80%	14.65%	16.93%	5/1/2018
Class 3 Shares	21.51%	14.35%	16.64%	5/1/2018
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.06%
S&P 500® Growth Index (reflects no deduction for fees, expenses or taxes)	22.18%	15.04%	17.53%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.

Portfolio Summary: SA Large Cap Growth Index Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Large Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the S&P 500® Composite Stock Price Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.36%	0.36%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.39%	0.64%
Fee Waivers and/or Expense Reimbursements[1]	0.14%	0.14%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.25%	0.50%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.26% of the Portfolio’s average daily net assets on the first $2 billion, $0.18% of the Portfolio’s average daily net assets on the next $1 billion, and 0.14% of the Portfolio’s average daily net assets over $3 billion. This agreement may be terminated prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$26	$111	$205	$479
Class 3	51	191	343	785
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500® Composite Stock Price Index (the “Index”). The Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of

Portfolio Summary: SA Large Cap Index Portfolio
securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular

Portfolio Summary: SA Large Cap Index Portfolio
industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
11.62%
21.36%
-4.75%
30.93%
18.05%
28.35%
-18.34%
25.94%
24.66%
17.56%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	20.52%
Lowest Quarterly Return:	March 31, 2020	-19.72%
Year to Date Most Recent Quarter:	March 31, 2026	-4.39%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	17.56%	14.11%	14.46%
Class 3 Shares	17.27%	13.83%	N/A	13.96%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.60%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Large Cap Value Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.36%	0.61%
Fee Waivers and/or Expense Reimbursements[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.35%	0.60%
1
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.35% and 0.60%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$36	$115	$201	$455
Class 3	61	194	339	761
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Value Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings,

Portfolio Summary: SA Large Cap Value Index Portfolio
debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Value Investing Risk. SunAmerica’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks

Portfolio Summary: SA Large Cap Value Index Portfolio
associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
31.54%
1.36%
24.41%
-5.59%
21.87%
11.91%
12.80%
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	14.39%
Lowest Quarterly Return:	March 31, 2020	-25.22%
Year to Date Most Recent Quarter:	March 31, 2026	-0.10%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	12.80%	12.56%	11.23%	5/1/2018
Class 3 Shares	12.57%	12.28%	10.95%	5/1/2018
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.06%
S&P 500® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	12.96%	11.54%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA Large Cap Value Index Portfolio
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA MFS Large Cap Growth Portfolio
Investment Goal

The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.65%	0.65%	0.65%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.68%	0.83%	0.93%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$69	$218	$379	$847
Class 2	85	265	460	1,025
Class 3	95	296	515	1,143
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in securities of large capitalization companies. For purposes of such policy, the Portfolio will consider large capitalization companies to be those with market capitalizations similar to companies in the Russell 1000® Index.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.
The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The subadviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer.

Portfolio Summary: SA MFS Large Cap Growth Portfolio
The subadviser combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When a fundamental rating is not available, the subadviser treats the issuer as having a neutral fundamental rating. (The subadviser’s quantitative research generates ratings on a greater number of issuers than the subadviser’s fundamental research.)
The subadviser constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the Portfolio’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. The goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Russell 1000® Growth Index (the Index). Tracking error generally measures how the differences between the Portfolio’s returns and the Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the Portfolio’s returns compared to an index that represents the Portfolio’s investment universe. Third party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the Portfolio.
For purposes of the Portfolio’s 80% policy, net assets include the amount of any borrowings for investment purposes.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Growth Stock Risk. The Portfolio invests substantially in growth style stocks. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in

Portfolio Summary: SA MFS Large Cap Growth Portfolio
settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Massachusetts Financial Services Company (“MFS”) assumed subadvisory duties of the Portfolio on October 1, 2013. Prior to October 1, 2013, SunAmerica managed the Portfolio.

Portfolio Summary: SA MFS Large Cap Growth Portfolio
(Class 1 Shares)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
6.33%
27.06%
-5.27%
32.22%
30.69%
28.98%
-29.81%
41.08%
35.75%
16.64%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	25.54%
Lowest Quarterly Return:	June 30, 2022	-19.66%
Year to Date Most Recent Quarter:	March 31, 2026	-8.25%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	16.64%	15.12%	16.16%
Class 2 Shares	16.52%	14.96%	15.99%
Class 3 Shares	16.39%	14.85%	15.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Matthew W. Krummell* Investment Officer, Lead Portfolio Manager	2013
Jonathan W. Sage Investment Officer	2015
Nathan G. Bryant, CFA Investment Officer	2026
Jenney Zhang, CFA Investment Officer	2026
John E. Stocks Investment Officer	2015
* Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities of the Portfolio.
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
Investment Goal

The Portfolio’s investment goals are reasonable growth of income and long term growth and appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.74%	0.89%	0.99%
Fee Waivers and/or Expense Reimbursements[1]	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.70%	0.85%	0.95%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.66% of the Portfolio’s average daily net assets on the first $600 million, 0.61% of the Portfolio’s average daily net assets on the next $900 million, and 0.56% of the Portfolio’s average daily net assets over $1.5 billion. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Master Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$72	$233	$408	$915
Class 2	87	280	489	1,092
Class 3	97	311	543	1,209
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities. The Portfolio may invest up to 25% of its net assets in foreign securities.
In selecting investments for the Portfolio, the subadviser is not constrained by any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in securities of companies of any size, the Portfolio primarily invests in securities of companies with large capitalizations.

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.
The subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
8.65%
23.40%
-5.36%
31.80%
14.34%
26.91%
-16.33%
19.05%
19.65%
13.82%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Portfolio Summary: SA MFS Massachusetts Investors Trust Portfolio
During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	19.67%
Lowest Quarterly Return:	March 31, 2020	-20.45%
Year to Date Most Recent Quarter:	March 31, 2026	-3.96%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	13.82%	11.48%	12.65%
Class 2 Shares	13.65%	11.31%	12.48%
Class 3 Shares	13.52%	11.20%	12.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Alison O’Neill Mackey Chief Investment Officer	2018
Jude Jason Investment Officer	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA MFS Total Return Portfolio
Investment Goal

The Portfolio’s investment goals are reasonable current income, long term capital growth and conservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.66%	0.66%	0.66%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.71%	0.86%	0.96%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$73	$227	$395	$883
Class 2	88	274	477	1,061
Class 3	98	306	531	1,178
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will generally invest approximately 60% of its assets in equity securities and approximately 40% of its assets in debt instruments. These weightings do not reflect the Portfolio’s cash balance and can vary over time due to market movement and cash flows. The Portfolio’s investments in fixed income securities may include, but are not limited to, corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may also purchase and sell debt instruments on a when-issued, delayed delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade quality debt instruments.
The Portfolio may invest in foreign securities (up to 25% of net assets).
Of the Portfolio’s investments in equity securities, the subadviser focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The subadviser normally invests a portion of the Portfolio’s assets in income-producing equity securities. While the Portfolio may invest the equity portion of its assets in companies of any size, the Portfolio primarily invests in companies with large capitalizations.
The subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on

Portfolio Summary: SA MFS Total Return Portfolio
fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary

Portfolio Summary: SA MFS Total Return Portfolio
receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have

Portfolio Summary: SA MFS Total Return Portfolio
unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 40% Bloomberg U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA MFS Total Return Portfolio
(Class 1 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
9.06%
12.23%
-5.75%
20.36%
9.60%
14.03%
-9.69%
10.31%
7.64%
10.99%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	12.01%
Lowest Quarterly Return:	March 31, 2020	-14.34%
Year to Date Most Recent Quarter:	March 31, 2026	1.34%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	10.99%	6.30%	7.52%
Class 2 Shares	10.83%	6.14%	7.36%
Class 3 Shares	10.69%	6.03%	7.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Blended Index	13.70%	8.47%	9.78%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Massachusetts Financial Services Company.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Steven R. Gorham Investment Officer	2003
Alexander M. Mackey Investment Officer	2019
Joshua P. Marston Investment Officer	2015
Johnathan Munko Investment Officer	2019
Philipp S. Burgener, CFA Investment Officer	2026
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Mid Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the S&P MidCap 400® Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.30%	0.30%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.37%	0.62%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$38	$119	$208	$468
Class 3	63	199	346	774
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the S&P MidCap 400® Index (the “Index”). The Index is a capitalization-weighted index designed to measure the performance of mid-sized companies in the United States.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for differences. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Portfolio Summary: SA Mid Cap Index Portfolio
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Medium Sized Companies Risk. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Portfolio Summary: SA Mid Cap Index Portfolio
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the S&P MidCap 400® Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-11.64%
25.51%
13.20%
24.17%
-13.45%
16.00%
13.50%
7.07%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	24.28%
Lowest Quarterly Return:	March 31, 2020	-29.77%
Year to Date Most Recent Quarter:	March 31, 2026	2.43%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	7.07%	8.66%	9.05%	2/6/2017
Class 3 Shares	6.76%	8.39%	8.78%	2/6/2017
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.28%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	9.43%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
Investment Goal

The Portfolio’s investment goal is to seek maximum total return, consistent with preservation of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 2		Class 3
Management Fees		0.64%		0.64%		0.64%
Service (12b-1) Fees		None		0.15%		0.25%
Other Expenses		0.31%		0.31%		0.31%
Interest Expenses	0.13%		0.13%		0.13%
Miscellaneous Other Expenses	0.18%		0.18%		0.18%
Total Annual Portfolio Operating Expenses		0.95%		1.10%		1.20%
Fee Waivers and/or Expense Reimbursements[1]		0.02%		0.02%		0.02%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]		0.93%		1.08%		1.18%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee under the Investment Advisory and Management Agreement with respect to the Portfolio so that the advisory fee payable by the Portfolio is equal to 0.730% on the first $50 million, 0.630% on the next $100 million, 0.580% on the next $100 million and 0.530% thereafter. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$95	$301	$524	$1,165
Class 2	110	348	604	1,338
Class 3	120	379	658	1,453
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 267% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in Fixed Income Instruments and related forwards or derivatives such as options, futures contracts or swap agreements, with similar economic and risk characteristics. “Fixed Income Instruments” include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S.

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives on Fixed Income Instruments.
The Portfolio invests primarily in investment grade debt investments, but may invest up to 20% of its total assets in high yield investments (“junk bonds”). The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Portfolio will invest in securities that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Portfolio will normally hedge its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) but may tactically seek foreign currency exposure up to 20% of its total assets.
The average portfolio duration normally varies between two and eight years. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The Portfolio may also invest up to 10% of its total assets in preferred securities. The subadviser may engage in frequent and active trading of portfolio securities.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Non-Diversification Risk. The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk may be increased because the effect of each security on the Portfolio’s performance is greater.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are also subject to credit risk.
Non-Hedging Foreign Currency Trading Risk. The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a  result of adverse economic, market or political events, or adverse investor perceptions.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Short Sales Risk. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg Global Aggregate Index (a broad-based securities market index) and the Bloomberg Global Aggregate Index (USD-hedged), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to April 29, 2024, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Goldman Sachs Global Bond Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Effective April 29, 2024, Pacific Investment Management Company, LLC (“PIMCO”) replaced Goldman Sachs Asset Management International (“GSAM”) as subadviser to the Portfolio. Prior to April 29, 2024, GSAM served as subadviser.
(Class 1 Shares)

15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
1.32%
6.81%
-2.46%
6.86%
11.84%
-7.31%
-18.93%
4.28%
-1.42%
9.07%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	8.69%
Lowest Quarterly Return:	June 30, 2022	-9.32%
Year to Date Most Recent Quarter:	March 31, 2026	-2.11%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	9.07%	-3.37%	0.61%
Class 2 Shares	8.88%	-3.51%	0.45%
Class 3 Shares	8.72%	-3.61%	0.35%
Bloomberg Global Aggregate (reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
Bloomberg Global Aggregate (hdg) (reflects no deduction for fees, expenses or taxes)	4.86%	0.34%	2.39%

Portfolio Summary: SA PIMCO Global Bond Opportunities Portfolio
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by PIMCO.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Andrew Balls CIO Global Fixed Income, Managing Director, Portfolio Manager and Head of Global Specialists	2024
Sachin Gupta Portfolio Manager, Managing Director and Head of Global Desk	2024
Lorenzo Pagani Managing Director, Portfolio Manager and Head of European Rates Desk	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA PIMCO RAE International Value Portfolio
Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.83%	0.83%	0.83%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.92%	1.07%	1.17%
Fee Waivers and/or Expense Reimbursements[1]	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.84%	0.99%	1.09%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee under the Investment Advisory and Management Agreement with respect to the Portfolio so that the advisory fee payable by the Portfolio is equal to 0.765% on the first $250 million of the Portfolio’s average daily net assets and 0.740% thereafter. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$86	$285	$501	$1,124
Class 2	101	332	582	1,298
Class 3	111	364	636	1,413
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal by investing, under normal circumstances, in a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries. The stocks are selected by the Portfolio’s subadviser, Pacific Investment Management Company, LLC (“PIMCO”), and sub-subadviser, Research Affiliates, LLC (“Research Affiliates”), from a broad universe of companies whose securities are sufficiently liquid.
For portfolio construction, the subadviser and the sub-subadviser use a rules-based model developed by Research Affiliates (the “RAE methodology”) that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality and momentum (i.e., whether a company’s share price is trending up or down). The model then weights selected stocks using their fundamental measures of company size, e.g., sales, cash flow dividends and book value. Actual stock positions in the Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The sub-subadviser, among other things, provides the subadviser with the constituents and target weights for the Portfolio. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation, as the Portfolio would be invested in securities

Portfolio Summary: SA PIMCO RAE International Value Portfolio
that are believed to be undervalued in the market. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule. The Portfolio seeks to remain invested in securities indicated for investment by the RAE® methodology even when the values of those securities are declining.
The RAE® methodology would indicate that a stock position should be sold when the company’s price overstates its economic size as measured by its fundamental size. Additionally, the RAE® methodology may indicate that a stock should be sold because it has become more expensive or has reduced quality or momentum relative to other companies within the universe of investable stocks.
The Portfolio may invest, without limitation, in equity securities and equity-related securities, including common and preferred securities and equity derivatives, and there is no limitation on the market capitalization range of the issuers of equity securities in which the Portfolio may invest. The Portfolio may invest in depositary receipts if pricing and liquidity are more attractive than ordinary equity securities of foreign companies. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers, including emerging market issuers.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The RAE methodology’s indication that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s and sub-subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because the investment techniques and risk analyses applied by the subadviser and sub-sub-adviser, including the use of quantitative models or methods, may not produce the desired results.
Model Risk. A subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or

Portfolio Summary: SA PIMCO RAE International Value Portfolio
investment strategy. Models may depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources. When a model or data used in managing the Portfolio contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by a subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Foreign Currency Risk. The value of the  Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the  Portfolio’s non-U.S. dollar-denominated securities.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.  Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Brexit Risk. On January 31, 2020, the United Kingdom (the “UK”) withdrew from the European Union (“EU”) (commonly referred to as “Brexit”). The UK’s withdrawal was subject to a transition period that ended on December 31, 2020, and the UK and EU entered into a new trading relationship effective January 1, 2021. Although Brexit has occurred, the UK -EU relationship continues to evolve, including with respect to areas not comprehensively addressed by the current framework (including certain services and financial services). Brexit has caused, and may continue to cause, volatility in UK, EU, and global markets and may negatively affect issuers and markets through, among other things, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, potentially lower economic growth, and legal and regulatory uncertainty (including the potential for divergent UK and EU laws and regulations). These developments could adversely affect the value, liquidity, and/or valuation of the Portfolio’s investments (including investments in issuers with significant UK or EU exposure) and could make it more difficult for the Portfolio to enter into, value, or dispose of certain investments on favorable terms.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the

Portfolio Summary: SA PIMCO RAE International Value Portfolio
Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk and counterparty risk.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index) and the MSCI EAFE Value Index (net), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to January 25, 2021, as reflected in the Bar Chart and Table, are the returns of the Portfolio when it followed different investment strategies under the name “SA Templeton Foreign Value Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Prior to January 25, 2021, the Portfolio was subadvised by Templeton Investment Counsel, LLC. PIMCO assumed subadvisory responsibility for the Portfolio and Research Affiliates assumed sub-subadvisory responsibility for the Portfolio on January 25, 2021.
(Class 2 Shares)

40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1.25%
21.54%
-16.29%
12.04%
-3.30%
8.44%
-8.26%
17.41%
1.86%
36.03%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.31%
Lowest Quarterly Return:	March 31, 2020	-24.59%
Year to Date Most Recent Quarter:	March 31, 2026	10.53%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	36.30%	10.27%	6.26%
Class 2 Shares	36.03%	10.11%	6.09%
Class 3 Shares	35.91%	10.00%	5.99%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Value Index (net)	42.25%	13.36%	8.69%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by PIMCO and sub-subadvised by Research Affiliates.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Research Affiliates
Robert D. Arnott Portfolio Manager	2021
Jim Masturzo, CFA Portfolio Manager	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio
Investment Goal

The Portfolio’s investment goals are high current income and, secondarily, capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.76%	0.91%	1.01%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$78	$243	$422	$942
Class 2	93	290	504	1,120
Class 3	103	322	558	1,236
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
In addition to junk bonds, the Portfolio may invest in other fixed income securities, primarily loans, convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind bonds. The Portfolio may invest in foreign securities and may make short-term investments.
The Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Quality Risk. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the
U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio
these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Universal Bond Index (a broad-based securities market index) and the ICE BofA US High Yield Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
18.30%
9.61%
-3.82%
14.88%
8.07%
6.02%
-9.76%
16.17%
7.63%
8.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	9.48%
Lowest Quarterly Return:	March 31, 2020	-11.33%
Year to Date Most Recent Quarter:	March 31, 2026	-0.38%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	8.36%	5.33%	7.21%
Class 2 Shares	8.19%	5.15%	7.03%
Class 3 Shares	8.16%	5.05%	6.94%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses or taxes)	7.58%	0.06%	2.44%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)	8.50%	4.50%	6.45%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA PineBridge High-Yield Bond Portfolio
The Portfolio is subadvised by PineBridge Investments, LLC.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
John Yovanovic, CFA Managing Director and Co-Head of Leveraged Finance Group	2007
Jeremy Burton, CFA Managing Director and Portfolio Manager	2021
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Putnam International Value Portfolio
Investment Goal

The Portfolio’s investment goals are growth of capital and, secondarily, current income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.94%	0.94%	0.94%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	1.04%	1.18%	1.28%
Fee Waivers and/or Expense Reimbursements[1]	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses After Fee Waivers and/ or Expense Reimbursements[1]	0.94%	1.08%	1.18%
1
Pursuant to a Master Advisory Fee Waiver Agreement, effective through April 30, 2027, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its advisory fee with respect to the Portfolio so that the advisory fee payable by the Portfolio to SunAmerica equals 0.90% of average daily net assets on the first $150 million, 0.80% of average daily net assets on the next $150 million and 0.70% of average daily net assets over $300 million. The Master Advisory Fee Waiver Agreement will continue in effect through April 30, 2027 and year to year thereafter, unless terminated by the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the
Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$96	$321	$564	$1,262
Class 2	110	365	639	1,423
Class 3	120	396	693	1,536
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. The Portfolio invests mainly in developed countries, but may invest in emerging markets.
The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market.
In addition, the Portfolio may, but is not required to, use derivatives and invest in fixed income securities (up to 20% of net assets), including junk bonds.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.

Portfolio Summary: SA Putnam International Value Portfolio
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Risk. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when

Portfolio Summary: SA Putnam International Value Portfolio
interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica Asset Management, LLC (“SunAmerica”) serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index) and the MSCI EAFE Value Index (net), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
1.42%
24.61%
-17.68%
20.32%
3.75%
14.99%
-6.70%
19.48%
5.74%
35.27%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	21.74%
Lowest Quarterly Return:	March 31, 2020	-26.05%
Year to Date Most Recent Quarter:	March 31, 2026	2.42%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	35.27%	12.89%	9.06%
Class 2 Shares	35.07%	12.72%	8.90%
Class 3 Shares	34.95%	12.59%	8.79%
MSCI EAFE Index (net)	31.22%	8.92%	8.18%
MSCI EAFE Value Index (net)	42.25%	13.36%	8.69%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Summary: SA Putnam International Value Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Darren Jaroch, CFA Portfolio Manager	2009
Lauren B. DeMore, CFA Portfolio Manager	2019
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.84%	0.84%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Portfolio Operating Expenses[1]	0.94%	1.19%
Fee Waivers and/or Expense Reimbursements[2]	0.03%	0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.91%	1.16%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
2
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.90% and 1.15%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$93	$297	$517	$1,152
Class 3	118	375	651	1,441
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment goal through flexible asset allocation driven by tactical and thematic ideas. The Portfolio obtains broad exposure to equity, fixed income and currency asset classes by investing in securities, exchange-traded funds (“ETFs”) and derivatives that provide exposure to these asset classes. The Portfolio invests in, or obtains exposure to, equity and fixed income securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio normally invests in, or obtains exposure to, investments in a number of different countries around the world. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
management process intended to manage the volatility level of the Portfolio’s annual returns.
Under normal market conditions, the Portfolio targets an allocation of approximately 60% of its net assets to equity exposure and approximately 40% of its net assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 50-70% of its net assets and its fixed income exposure may range from approximately 20-50% of its net assets. The Portfolio’s overall net equity exposure may be reduced to less than 50% and the net fixed income exposure to less than 20% through the volatility control process described below. The subadviser makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. By adjusting investment exposures among the various asset classes in the Portfolio, the subadviser seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment goal.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in, or obtain exposure to, equity securities of companies of any market capitalization. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio will limit its investments in equity securities of emerging market issuers to 10% of its net assets.
The Portfolio’s fixed income exposure will be obtained through investment in, or exposure to, a range of fixed income instruments, including U.S. corporate debt securities, U.S. Government securities, foreign sovereign debt and supranational debt. The Portfolio may also invest in or obtain exposure to, other fixed income securities, including mortgage-backed and asset-backed securities, collateralized debt obligations, municipal securities, variable and floating rate obligations, zero coupon bonds, and TIPS.
In selecting securities for the Portfolio, the subadviser integrates environmental, social and governance (“ESG”) factors into its investment process. The subadviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of an issuer’s risk and potential for profitability.
The Portfolio may make substantial use of derivatives. The subadviser may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, currency forwards, interest rate swaps, total return swaps, credit default swaps, inflation swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.
The Portfolio incorporates a volatility control process that seeks to limit the volatility of the Portfolio to 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser may use a variety of equity and fixed income futures and currency forwards as the principal tools to implement the volatility management strategy. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Due to this volatility control process, the percentage of the Portfolio’s assets invested in cash and short-term cash equivalents will vary and may be significant during times of severe and unanticipated market events. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum level.
The Portfolio’s target maximum volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target maximum volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. These risks include those associated with direct investments in securities and in the securities underlying the ETFs or derivatives in which the Portfolio may invest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Convertible Securities Risk. The value of convertible securities may be affected by market interest rate fluctuations, credit risk and the value of the underlying common stock into which these securities may be converted. Issuers may have the right to buy back or “call” certain convertible securities at a time unfavorable to the Portfolio.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the
Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
ESG Investment Risk. The Portfolio’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Portfolio’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Regulatory Risk. Derivative contracts, including, without limitation, futures, swaps and currency forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than money market funds) may not be posted as collateral under these regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, along with additional regulations under the Dodd-Frank Act regarding clearing and mandatory trading and trade reporting of derivatives, generally have increased the costs of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target maximum volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various nonquantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI World Index (net) (a broad-based securities market index), and a blended index. The blended index consists of 60% MSCI World Index (net) and 40% Bloomberg U.S. Corporate Investment Grade Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA Schroders VCP Global Allocation Portfolio
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
13.14%
-9.05%
18.92%
0.37%
12.40%
-18.59%
15.25%
11.56%
12.32%
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	10.42%
Lowest Quarterly Return:	June 30, 2022	-12.32%
Year to Date Most Recent Quarter:	March 31, 2026	-3.61%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	12.72%	6.00%	5.76%	9/26/2016
Class 3 Shares	12.32%	5.73%	5.98%	1/25/2016
MSCI World Index (net)	21.09%	12.15%	13.14%
SA Schrds VCP Glb Alloc Blended Index	15.70%	7.22%	9.27%
Index since inception returns reflect the inception date of Class 3 Shares.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Schroder Investment Management North America Inc., along with its affiliate, Schroder Investment Management North America Ltd.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Ugo Montrucchio, CFA, CAIA Head of Multi-Asset Investments, Europe, Lead Overall Portfolio Manager	2024
Marcus Durell Head of FX, Index and Equity Derivative Investments, Portfolio Manager	2024
Mallory Timmermans Head of Risk Managed Investments, Portfolio Manager	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA Small Cap Index Portfolio
Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the Russell 2000® Index.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.35%	0.35%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.45%	0.70%
Fee Waivers and/or Expense Reimbursements[1,2]	0.04%	0.04%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.41%	0.66%
1
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica is 0.31% of the Portfolio’s average daily net assets on the first $2 billion and 0.26% of the Portfolio’s average daily net assets over $2 billion. This Master Advisory Fee Waiver Agreement will continue in effect until April 30, 2027. In addition, the Advisory Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.
2
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.41% and 0.66%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$42	$140	$248	$563
Class 3	67	220	386	867
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to provide investment results that correspond with the performance of the Russell 2000® Index (the “Index”). The Index measures the performance of small-capitalization companies in the United States. It is a subset of the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.”

Portfolio Summary: SA Small Cap Index Portfolio
The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Small Sized Companies Risk. Securities of small-cap companies are usually more volatile and entail greater risks than securities of large companies.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Failure to Match Index Performance Risk. The ability of the Portfolio to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When the Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
“Passively Managed” Strategy Risk. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and

Portfolio Summary: SA Small Cap Index Portfolio
epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
BlackRock Investment Management, LLC assumed subadvisory duties of the Portfolio on April 30, 2025. Prior to April 30, 2025, SunAmerica managed the Portfolio.
(Class 1 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
24.69%
19.37%
14.15%
16.27%
10.85%
12.32%
-11.55%
-20.75%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	31.15%
Lowest Quarterly Return:	March 31, 2020	-30.70%
Year to Date Most Recent Quarter:	March 31, 2026	0.79%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	12.32%	5.54%	7.98%	2/6/2017
Class 3 Shares	12.04%	5.28%	7.71%	2/6/2017
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.28%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	8.29%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

Portfolio Summary: SA Small Cap Index Portfolio
The Portfolio is subadvised by BlackRock Investment Management, LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA T. Rowe Price Allocation Moderately Aggressive Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.69%	0.69%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.75%	1.00%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$77	$240	$417	$930
Class 3	102	318	552	1,225
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

Under normal market conditions, the Portfolio targets an allocation of approximately 80% of its net assets to equity strategies and approximately 20% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 70%-90% of its net assets and its allocation to fixed income strategies may range from approximately 10%-30% of its net assets.
When deciding upon overall allocations between stocks and fixed income securities, T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest are primarily investment grade and are chosen from across the entire government and corporate markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular equity securities, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, and small- to large-cap stocks. This process draws heavily upon the proprietary stock research expertise of T. Rowe Price. While the Portfolio maintains a diversified portfolio, T. Rowe Price may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, mortgage- and asset-backed securities), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the

Portfolio Summary: SA T. Rowe Price Allocation Moderately Aggressive Portfolio
following: 58% S&P 500® Index, 3% S&P Midcap 400® Index, 3% Russell 2000® Index, 16% MSCI EAFE Index (net) and 20% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, T. Rowe Price intends to tactically adjust the Portfolio’s equity and fixed income allocation, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Asset Allocation Risk. The Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining the Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Growth Stock Risk. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults)

Portfolio Summary: SA T. Rowe Price Allocation Moderately Aggressive Portfolio
by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Risk of Conflict with Insurance Company Interests - Risk Management. Managing the Portfolio’s risks relative to the Blended Index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Blended Index. The Blended index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA T. Rowe Price Allocation Moderately Aggressive Portfolio
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
24.26%
17.05%
16.00%
19.11%
13.98%
15.39%
-5.74%
-18.31%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	17.40%
Lowest Quarterly Return:	March 31, 2020	-16.78%
Year to Date Most Recent Quarter:	March 31, 2026	-2.06%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	15.77%	8.51%	9.70%	10/6/2017
Class 3 Shares	15.39%	8.22%	9.42%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.60%
TRowe Price Alloc Mod Aggr Blended Index	17.31%	10.18%	10.69%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by T. Rowe Price and sub-subadvised by T. Rowe Price International Ltd.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Robert A. Panariello, CFA, CAIA, FRM Vice President	2017
Charles M. Shriver, CFA Vice President	2017
Toby M. Thompson, CFA, CAIA Vice President	2017
Christina Noonan, CFA Vice President	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.76%		0.76%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.07%		0.07%
Interest Expenses	0.01%		0.01%
Miscellaneous Other Expenses	0.06%		0.06%
Acquired Fund Fees and Expenses[1]		0.01%		0.01%
Total Annual Portfolio Operating Expenses[1]		0.84%		1.09%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$86	$268	$466	$1,037
Class 3	111	347	601	1,329
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio normally invests approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Portfolio invests in securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio (not including its overlay component) will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns. The Portfolio may, at times, invest significantly in certain sectors, such as the information technology sector.
When deciding upon overall allocations between stocks and fixed income securities, the subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular stocks, the subadviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the subadviser. While the Portfolio maintains

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
a well-diversified portfolio, the subadviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the subadviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio targets a volatility level of 10% within a range of 9% to 13%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall equity exposure may be reduced to approximately 20% as a result of the volatility management strategy. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)” and the “Glossary” under “Risk Terminology” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. These risks include those associated with direct investments in securities and in the securities underlying the derivatives in which the Portfolio may invest.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
Equity Securities Risk. This is the risk that stock prices will fall over short or extended periods of time. The Portfolio is indirectly exposed to this risk through its investments in futures contracts and other derivatives. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Prepayment Risk. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Portfolio may exhibit price characteristics of longer-term debt securities.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the subadviser, may fail to produce the intended return.
Mid-Cap Companies Risk. Securities of mid-cap companies are usually more volatile and entail greater risks than securities of large companies. In addition, mid-cap companies may be traded in over-the-counter (“OTC”) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 45.5% S&P 500® Index, 19.5% MSCI EAFE Index (net) and 35% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
18.96%
-7.13%
22.27%
8.86%
12.29%
-18.98%
16.29%
13.32%
15.97%
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	11.58%
Lowest Quarterly Return:	March 31, 2020	-14.18%
Year to Date Most Recent Quarter:	March 31, 2026	-1.92%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	16.28%	7.10%	8.34%	9/26/2016
Class 3 Shares	15.97%	6.81%	8.22%	1/25/2016
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.72%
SA TRowe Price VCP Bal Blended Index	16.68%	8.20%	9.73%
Index since inception returns reflect the inception date of Class 3 Shares.
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by T. Rowe Price Associates, Inc. and sub-subadvised by T. Rowe Price Investment Management, Inc. and T. Rowe Price Australia Limited.

Portfolio Summary: SA T. Rowe Price VCP Balanced Portfolio
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Charles M. Shriver, CFA Vice President	2016
Sean McWilliams Vice President	2019
Toby M. Thompson, CFA, CAIA Vice President	2016
Christina Noonan, CFA Vice President	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.21%		0.21%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.04%		0.04%
Interest Expenses	0.03%		0.03%
Miscellaneous Other Expenses	0.01%		0.01%
Acquired Fund Fees and Expenses[1]		0.51%		0.51%
Total Annual Portfolio Operating Expenses[1]		0.76%		1.01%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$78	$243	$422	$942
Class 3	103	322	558	1,236
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of Underlying Portfolios that invest primarily in equity securities or fixed income securities and which are portfolios of SunAmerica Series Trust (the “Trust”) and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios,

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Portfolio cash flows are expected to be used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Portfolio’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options; however, it may be adjusted through the use of options on stock index futures and stock index swaps, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs. Efforts to manage the Portfolio’s volatility may also expose the Portfolio to additional costs. In addition, the Subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
The following chart sets forth the target allocations of the Portfolio set by SunAmerica on January 31, 2026, to equity and fixed income Underlying Portfolios and securities. These target allocations represent SunAmerica’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and the Subadviser’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Total Portfolio
Equity	56.00%
U.S. Large Cap	41.34%
U.S. Small and Mid-Cap	6.84%
Foreign Equity	7.82%
Fixed Income	44.00%
U.S. Investment Grade	43.11%
U.S. High Yield	0.69%
Foreign Fixed Income	0.20%
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Portfolio. Certain ETFs, managed futures instruments, and some other derivatives the Portfolio buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
Bonds Risk. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Money Market Securities Risk. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Other principal direct risks of investing in the Portfolio include:
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests.

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio, could result in losses on the Portfolio’s investment in such securities. Other investment companies, including the Underlying Portfolios, also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such an Underlying Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Style Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 40% Bloomberg U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these

Portfolio Summary: SA VCP Dynamic Allocation Portfolio
amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
4.45%
20.02%
-6.84%
20.39%
13.10%
9.31%
-17.15%
13.49%
13.56%
11.12%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	10.06%
Lowest Quarterly Return:	June 30, 2022	-10.40%
Year to Date Most Recent Quarter:	March 31, 2026	-2.29%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	11.49%	5.60%	N/A	7.91%	9/26/2016
Class 3 Shares	11.12%	5.34%	7.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
Blended Index	13.70%	8.47%	9.78%	9.80%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
AllianceBernstein
Joshua Lisser CIO - Index Strategies	2012
Ben Sklar Portfolio Manager - Index Strategies	2012
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.22%		0.22%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.04%		0.04%
Interest Expenses	0.03%		0.03%
Miscellaneous Other Expenses	0.01%		0.01%
Acquired Fund Fees and Expenses[1]		0.52%		0.52%
Total Annual Portfolio Operating Expenses[1]		0.78%		1.03%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$80	$249	$433	$966
Class 3	105	328	569	1,259
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of Underlying Portfolios that invest primarily in equity securities or fixed income securities and which are portfolios of SunAmerica Series Trust (the “Trust”) and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios,

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund-of-Funds Component is expected to have a greater allocation to value equity Underlying Portfolios than to growth equity Underlying Portfolios. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Portfolio cash flows are expected to be the primary tool used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Portfolio’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options; however, it may be adjusted through the use of options on stock index futures and stock index swaps, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs. Efforts to manage the Portfolio’s volatility may also expose the Portfolio to additional costs. In addition, the Subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
The following chart sets forth the target allocations of the Portfolio set by SunAmerica on January 31, 2026, to equity and fixed income Underlying Portfolios and securities. These target allocations represent

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
SunAmerica’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and the Subadviser’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Total Portfolio
Equity	64.00%
U.S. Large Cap	47.24%
U.S. Small and Mid Cap	7.92%
Foreign Equity	8.84%
Fixed Income	36.00%
U.S. Investment Grade	35.34%
U.S. High Yield	0.46%
Foreign Fixed Income	0.20%
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Portfolio. Certain managed futures instruments, and some other derivatives the Portfolio buys, involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
Bonds Risk. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Money Market Securities Risk. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
management performance, financial leverage and reduced demand for the issuer’s goods and services.
Other principal direct risks of investing in the Portfolio include:
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by the other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies, including the Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
index. Such an Underlying Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Style Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 40% Bloomberg U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). The

Portfolio Summary: SA VCP Dynamic Strategy Portfolio
Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
5.16%
18.34%
-7.16%
19.41%
10.19%
10.09%
-14.53%
12.08%
12.63%
10.89%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	9.46%
Lowest Quarterly Return:	December 31, 2018	-9.89%
Year to Date Most Recent Quarter:	March 31, 2026	-1.74%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	11.22%	5.93%	N/A	7.58%	9/26/2016
Class 3 Shares	10.89%	5.66%	7.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
Blended Index	13.70%	8.47%	9.78%	9.80%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
AllianceBernstein
Joshua Lisser CIO - Index Strategies	2012
Ben Sklar Portfolio Manager - Index Strategies	2012
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Portfolio Summary: SA VCP Index Allocation Portfolio
Investment Goal

The Portfolio’s investment goals are to seek capital appreciation and, secondarily, income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.20%		0.20%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.05%		0.05%
Interest Expenses	0.02%		0.02%
Miscellaneous Other Expenses	0.03%		0.03%
Acquired Fund Fees and Expenses[1]		0.28%		0.28%
Total Annual Portfolio Operating Expenses[1]		0.53%		0.78%
1
The Total Annual Portfolio Operating Expenses Before Fee Waivers and/or Expense Reimbursements do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges.
Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$54	$170	$296	$665
Class 3	80	249	433	966
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 80% of its assets in a combination of other mutual funds (the “Underlying Portfolios”) (the “Fund-of-Funds Component”) and 20% of its assets in a combination of equity index and fixed income futures, currency forwards and equity index put options selected through the use of a “VCP” (Volatility Control Portfolio) risk management process designed to manage the volatility level of the Portfolio’s annual returns (the “Overlay Component”). SunAmerica, the Portfolio’s adviser, is responsible for managing the Fund-of-Funds Component. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, is responsible for managing the Overlay Component.
Under normal circumstances, the Fund-of-Funds Component will allocate approximately 70% of its assets (with a range of 60% to 80%) to Underlying Portfolios investing primarily in equity securities (the “Underlying Equity Portfolios”) and 30% of its assets (with a range of 20% to 40%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by SunAmerica. The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small,

Portfolio Summary: SA VCP Index Allocation Portfolio
medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Fund-of-Funds Component may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Fund-of-Funds Component’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Fund-of-Funds Component’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by SunAmerica to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	72.00%
SA Large Cap Index Portfolio	46.90%
SA Mid Cap Index Portfolio	7.60%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	12.50%
Fixed Income	28.00%
SA Fixed Income Intermediate Index Portfolio	14.00%
SA Fixed Income Index Portfolio	14.00%
The Underlying Portfolio selection is made based on the Fund-of-Funds Component’s 70%/30% asset allocation strategy discussed above. SunAmerica may adjust the Fund-of-Funds Component’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. SunAmerica intends to rebalance the Fund-of-Funds Component on an ongoing basis using cash flows; however, it reserves the right to rebalance the Fund-of-Funds Component through exchanges at any time.
The Overlay Component will utilize a systematic volatility control process to manage the risk of the Portfolio. The Portfolio targets a volatility level of 11% within a range of 10% to 14%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. T. Rowe Price expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall net equity exposure may be reduced to 20% or increased to 100% as a result of the volatility management strategy. In addition, T. Rowe Price will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 11% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest its assets in money market securities, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, bank deposits, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Portfolio’s money market securities holdings may serve as collateral for the Portfolio’s derivative positions, earn income for the Portfolio and be used for cash management purposes.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment

Portfolio Summary: SA VCP Index Allocation Portfolio
goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/ virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Foreign Currency Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Bonds Risk. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The Portfolio invests in Underlying Portfolios that invest in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as

Portfolio Summary: SA VCP Index Allocation Portfolio
management performance, financial leverage and reduced demand for the issuer’s goods and services.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which the Portfolio’s securities are not denominated.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of securities held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning

Portfolio Summary: SA VCP Index Allocation Portfolio
a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Money Market Securities Risk. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 45% S&P 500® Index, 7.5% S&P MidCap 400 Index, 5% Russell 2000® Index, 12.5% MSCI EAFE

Portfolio Summary: SA VCP Index Allocation Portfolio
Index (net), 15% Bloomberg U.S. Government/Credit Index and 15% Bloomberg Intermediate U.S. Government/Credit Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
22.99%
7.70%
14.00%
15.89%
15.86%
11.82%
-7.39%
-16.93%
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	10.47%
Lowest Quarterly Return:	March 31, 2020	-12.91%
Year to Date Most Recent Quarter:	March 31, 2026	-2.16%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	Since Inception	Inception Date
Class 1 Shares	12.08%	7.56%	7.79%	10/6/2017
Class 3 Shares	11.82%	7.29%	7.52%	10/6/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.60%
SA VCP Idx Alloc Blended Index	15.19%	8.76%	9.42%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by T. Rowe Price.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
T. Rowe Price
Charles M. Shriver, CFA Vice President	2017
Sean McWilliams Vice President	2019
Toby M. Thompson, CFA, CAIA Vice President	2017
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 232.

Important Additional Information
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
The Portfolios’ investment objectives, principal investment strategies and principal risks are summarized in their respective Portfolio Summaries and a full description of each is included below. In addition, a Portfolio may from time-to-time invest in other securities and use other investment techniques, as detailed below. The risks of these non-principal securities and other investment techniques are included in the section “Glossary” below. In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Portfolios may invest in limited instances. These other securities and investment techniques are listed in the relevant Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
From time to time, certain Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goal. The following Portfolios may not take temporary defensive positions that are inconsistent with their principal investment strategies: SA Emerging Markets Equity Index Portfolio, SA Fixed Income Index Portfolio, SA Fixed Income Intermediate Index Portfolio, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio.
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). References to “net assets” in the Portfolio Summaries take into account any borrowings for investment purposes by a Portfolio. If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for each of the Portfolios in this Prospectus are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
Appendix B to this Prospectus lists the other mutual funds (each, an “Underlying Portfolio” and collectively, the “Underlying Portfolios”) in which SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio (each an “Allocation Portfolio” and collectively, the “Allocation Portfolios”) may invest their assets, as of the date of this Prospectus, along with their investment goal(s) and principal strategies, risks and investment techniques. SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Allocation Portfolios at any time without prior notice to shareholders. In addition, the investment goal(s) and principal strategies, risks and investment techniques of the Underlying Portfolios held by an Allocation Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses, each dated May 1, 2026, for those portfolios of the Trust and this Prospectus. Copies of the summary prospectuses may be obtained free of charge by calling or writing the Trust at the telephone number or address on the back cover page of this Prospectus.
SA AB Growth Portfolio
The Portfolio’s investment goal is long-term growth of capital.
The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior long-term earnings growth. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.
The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that the subadviser deems to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
decisions purely a by-product of the stock-selection process.
The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.
The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Operational Risk
SA AB Small & Mid Cap Value Portfolio
The Portfolio’s investment goal is long-term growth of capital.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors and fundamental research insights to identify the most attractive stocks in the small- and mid-capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
The Portfolio may also invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid investments (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments, and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Foreign Investment Risk – Foreign Currency Risk
•
Illiquidity Risk
•
Operational Risk
•
Repurchase Agreements Risk
•
Sector Risk – Technology Sector Risk
SA BlackRock Advantage International Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets in non-U.S. equity securities of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “Index”) and derivatives that are tied economically to securities of the Index. Investments in derivatives are counted toward the Portfolio’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.
Equity securities include common stock and preferred stock. The Portfolio primarily seeks to purchase common stock and may also invest in preferred stock and convertible securities (including, without limitation, convertible preferred stock, convertible debt securities, and other instruments with equity conversion features). From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings.
The Portfolio will invest in securities of non-U.S. issuers. While these investments may be valued in U.S. dollars, they will generally be valued in foreign currencies. When investments are held in foreign currencies, the Portfolio may use hedging strategies to reduce the risk of currency fluctuations, although it is not required to do so. In addition, the Portfolio may enter into currency transactions as a strategy to increase the Portfolio’s overall return.
The Portfolio may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
the securities markets. In order to manage cash flows into or out of the Portfolio effectively, the Portfolio may buy and sell financial futures contracts or options on such contracts.
The subadviser seeks to pursue the Portfolio’s investment goal by investing in international securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control the additional risk created by these equities so that the Portfolio’s overall risk profile remains consistent with its benchmark. The subadviser then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The subadviser has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The subadviser may engage in active and frequent trading of the Portfolio’s investments to achieve the Portfolio’s investment goal.
The subadviser’s investment process leverages fundamentally informed and data-driven insights, which may use a range of factors to generate investment ideas, including macroeconomic inputs, company fundamentals, machine learning and artificial intelligence methods including large language models, sentiment analysis, factor and thematic insights, and measures of whether a security is over- or under-valued.
As part of its non-principal investment strategies, the Portfolio may also invest in depositary receipts; emerging market issuers; illiquid investments (up to 15% of its net assets); registered investment companies, including exchange-traded funds (“ETFs”); real estate investment trusts; repurchase agreements; restricted securities; rights; warrants; and when-issued and delayed delivery securities and forward commitments.
Non-principal risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Depositary Receipts Risk
•
Emerging Markets Risk
•
Equity Securities Risk - Warrants and Rights Risk
•
Exchange-Traded Funds Risk
•
Illiquidity Risk
•
Investment Company Risk
•
Operational Risk
•
Real Estate Investment Trusts Risk
•
Repurchase Agreement Risk
•
Restricted Securities Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA BlackRock Multi-Factor 70/30 Portfolio
The Portfolio’s investment goals are to seek capital appreciation and income.
The Portfolio attempts to achieve its investment goals by investing in a combination of equity and fixed income securities. Under normal circumstances, the Portfolio intends to invest approximately 70% of its assets in equity securities and approximately 30% of its assets in fixed income securities, although the Portfolio’s allocation to equity securities may range from approximately 60%‑80% of its assets and its allocation to fixed income securities may range from approximately 20%‑40% of its assets. The Portfolio will obtain exposure to equity and fixed income securities by investing all or a portion of its assets in exchange-traded funds (“ETFs”), including ETFs affiliated with the Portfolio’s subadviser.
The equity securities in which the Portfolio intends to invest, or obtain exposure to through investments in ETFs, include, among other things, common stock, preferred stock, depositary receipts, rights and warrants.
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to through investments in ETFs, include, among other things, corporate debt instruments, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, government-related bonds, and U.S. government securities. The Portfolio may invest in, or obtain exposure to, fixed income securities that are rated investment grade. The Portfolio may also invest up to 15% of its net assets in, or obtain exposure to, below investment grade (commonly referred to as high-yield or “junk” bonds). The Portfolio may invest in, or obtain exposure to, fixed income securities of any maturity or duration.
The securities and other financial instruments in which the Portfolio intends to invest, or obtain exposure to, may be those of U.S. or foreign issuers, including emerging markets, and may be denominated in U.S. dollars or foreign currencies.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 70% MSCI World Index and 30% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, the subadviser intends to dynamically adjust the Portfolio’s exposure as required by the Portfolio’s risk management parameters. These risk management

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
parameters include restrictions designed to limit how far the Portfolio’s expected returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The ETFs in which the Portfolio invests utilize a variety of investment strategies.
Factor Rotation Strategy: This strategy involves the use of a proprietary model that focuses on five commonly-used equity style factors (momentum (i.e., whether a company’s share price is trending up or down), quality, value, size and minimum volatility) and dynamically allocates the factors, emphasizing those factors that the ETF’s investment adviser believes have the strongest near-term return prospects.
The eligible universe of securities that are part of the model includes U.S. and non‑U.S. listed common stock of large- and mid‑capitalization companies, although the strategy may invest in companies of any market capitalization. The model begins with an equal-weighted allocation across the five equity style factors. The model then incorporates information about the current economic cycle as well as the valuations and recent trends for each factor to compare the relative attractiveness of each factor and to guide the portfolio to tilt into favorable factors and away from unfavorable factors in pursuit of incremental returns. The model may allocate a maximum of 35% of the equity portion of an ETF’s assets in securities solely assigned to any single style factor but this allocation may fluctuate and exceed 35% due to market movement.
The model allows for a company to be included under more than one of the five equity style factors rather than being solely assigned to a single style factor. Each ETF will hold equity securities of those companies that fall into at least one of the five equity style factors. The ETF’s investment adviser implements buy and sell decisions for securities based on model rebalances, which generally occur monthly, to reflect current views of the style factor exposures for each security and the relative attractiveness of each style factor.
Systematic Bond Index Strategy: This strategy seeks to track a proprietary index by allocating the ETF’s portfolio across four asset classes: U.S.
dollar-denominated U.S. Treasuries, Mortgage-Backed Securities, Investment Grade and High Yield Corporates. The allocations are determined relative to a broad “starting universe” consisting of the aforementioned components, as well as the following U.S. dollar-denominated components: U.S. Agencies, Investment Grade Foreign Government-related Bonds, Investment Grade Eurodollar Bonds, and Investment Grade 144A Bonds. At the start of each rebalance, a 12.5% overweight is allocated to the high yield corporate bond component relative to the starting universe. This overweight is tactically adjusted up or down based on the index provider’s assessment of the prevailing economic regime. Security selection is applied across corporate securities by screening potential investments for credit quality with a tilt toward credit value. Finally, the index provider classifies the prevailing interest rate environment as either “falling” or “rising” via a rates momentum signal and, based on this classification, sets a target duration for the allocation relative to the starting universe. Optimization within the U.S. treasuries component is utilized to achieve the desired duration while also seeking to overweight undervalued bonds and minimize transaction costs. The underlying index is rebalanced monthly.
Passive Bond Index Strategy: This strategy seeks to track the investment results of an index composed of the total U.S. investment-grade bond market. The underlying index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the U.S. This strategy uses a representative sampling indexing strategy.
As noted above, the subadviser intends to dynamically adjust the Portfolio’s exposure as required by the Portfolio’s risk management parameters. As a result, the Portfolio may not have exposure to all of the above-described investment strategies at all times. The subadviser may, in its discretion, make changes to its techniques or investment approach from time to time. The subadviser may engage in frequent and active trading of portfolio securities to achieve the Portfolio’s investment goals.
An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•
Operational Risk
SA Emerging Markets Equity Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI Emerging Markets Index.
The Portfolio seeks to provide investment results that correspond with the performance of the MSCI Emerging Markets Index (the “Index”). The Index includes a number of regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the countries represented in the Index.
The subadviser seeks to achieve the Portfolio’s objective by investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The subadviser may also invest the Portfolio’s assets in investments with economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in investments that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index. The Portfolio may invest in ETFs, including to gain exposure to certain local markets that may be closed, or that are expensive or difficult to trade in local shares. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of the Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Operational Risk
SA Federated Hermes Corporate Bond Portfolio
The Portfolio’s investment goal is high total return with only moderate price risk.
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed income security.
The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its net assets in securities rated below investment grade, or “junk bonds,” including loan participations and assignments, which are rated below investment grade or are deemed by the subadviser to be below investment grade. Junk bonds are considered speculative. The Portfolio may also invest in foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions. The Portfolio may invest in illiquid investments (up to 15% of assets).
The Portfolio may use derivative contracts to implement elements of its investment strategy in an attempt to: manage duration of the Portfolio, gain exposure to certain indices, currencies and interest rates based on anticipated changes in the volatility of Portfolio assets, obtain premiums or realize gains from the trading of a derivative instrument, or hedge against potential losses in the Portfolio. Such derivatives may include: credit default swaps and CDX-swaps (up to 5% of total assets); and up to 10% of total assets for all other derivatives, including options, futures, interest rate futures, currency swaps,

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
total return swaps, interest rate swaps, caps, floors and collars.
As part of analysis in its security selection process, among other factors, the subadviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Portfolio may invest. The subadviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance issues. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the subadviser as an additional input in its primary analysis.
The Portfolio may also invest in hybrid instruments; privately placed securities; U.S. Treasuries and U.S. government-sponsored enterprises; convertible securities; zero coupon bonds; and deferred interest and pay-in-kind (“PIK”) bonds (up to 35% of net assets). The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Equity Securities Risk – Convertible Securities Risk
•
Fixed Income Securities Risk – Credit Risk
•
Fixed Income Securities Risk – Zero Coupon Bond Risk
•
Operational Risk
•
Privately Placed Securities Risk
•
U.S. Government Obligations Risk
SA Fidelity Institutional AM® Global Equities Portfolio
The Portfolio’s investment goal is to seek long-term capital appreciation.
The Portfolio attempts to achieve its goal by investing primarily in equity securities of companies anywhere in the world, with a focus on the constituent countries and securities of the MSCI World Index (net), which tracks the performance of large and mid-cap companies across 23 developed markets worldwide.
Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio’s subadviser may invest in all types of equity securities (which may be denominated in foreign currencies)
including, but not limited to, common stock, preferred stock, securities convertible into common stock, real estate investment trusts (“REITs”), stapled securities, warrants, rights, and as applicable, depository receipts for these securities.
The Portfolio invests in securities issued throughout the world, allocating investments across different countries and regions. The Portfolio will invest in both domestic and foreign securities. The subadviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including: whether a third-party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer’s domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.
The Portfolio’s strategy is implemented by the subadviser in a risk-controlled manner and in doing so may invest in stocks that are deemed “value” or “growth.” The subadviser will focus on excess returns relative to the MSCI World Index (net) by monitoring country, region, and sector weights within the Portfolio, while seeking to outperform the MSCI World Index (net) through fundamental research and individual security selection. The subadviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. The subadviser does not place any emphasis on dividends or interest income except when income may have a favorable influence on the market value of the security. When allocating investments among countries and regions, the subadviser considers the size of the market in each country and region relative to the size of the market as reflected in the MSCI World Index (net).
The subadviser may engage in frequent and active trading of portfolio securities.
In the normal course of managing the Portfolio, a portion of the assets may be invested by the subadviser in domestic and foreign government obligations and money market securities (including reverse repurchase transactions).

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
The Portfolio may temporarily hold funds in foreign currencies and the subadviser will consider potential changes in exchange rates when investing.
As part of its nonprincipal investment strategies, the Portfolio may invest in securities of issuers in emerging markets. The subadviser may also use derivatives such as forward currency exchange contracts, as well as futures, options and other index-linked derivatives for hedging purposes or to equitize cash positions. The Portfolio may hold, purchase, and sell exchange-traded funds (“ETFs”), and exchange-traded futures contracts. Finally, the subadviser may invest in initial public offerings.
Non-principal risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Emerging Markets Risk
•
ETF Risk
•
IPO Risk
•
Operational Risk
SA Fidelity Institutional AM® International Growth Portfolio
The Portfolio’s investment goal is to seek long-term growth of capital.
The Portfolio attempts to achieve its goal by investing primarily in non-U.S. securities, including securities of issuers located in emerging markets, that demonstrate the potential for capital appreciation. Under normal circumstances, the Portfolio’s assets will be invested primarily in common stocks, which may include stocks trading in local markets under local currencies, American Depositary Receipts or Global Depositary Receipts. The Portfolio may invest in equity securities of companies in any market capitalization range. Under normal market conditions, the Portfolio will hold investments in a number of different countries and regions throughout the world. In buying and selling securities for the Portfolio, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors, such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
The subadviser may engage in frequent and active trading of portfolio securities.
An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
SA Fidelity Institutional AM® Real Estate Portfolio
The Portfolio’s investment goal is total return through a combination of growth and income.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. real estate investment trust (“REIT”) sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
The Portfolio may also invest in foreign securities; convertible securities; corporate bonds (including high-yield debt securities); U.S. Government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Convertible Securities Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Foreign Investment Risk
•
Interest Rate Risk
•
Junk Bonds Risk
•
Operational Risk
•
U.S. Government Obligations Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
SA Fixed Income Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg U.S. Government/Credit Index.
The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg U.S. Government/Credit Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year.
The subadviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index.
Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA Fixed Income Intermediate Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the Bloomberg Intermediate U.S. Government/Credit Index.
The Portfolio seeks to provide investment results that correspond with the performance of the Bloomberg Intermediate U.S. Government/Credit Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than one year and less than ten years.
The subadviser may achieve the Portfolio’s objective by investing in a sampling of securities included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select securities which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., return variability, duration, maturity, credit rating and yield) closely approximate those of the Index. Securities not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to securities in the Index.
Under normal circumstances, all of the Portfolio’s investments will be selected through the optimization process, and at least 80% of its net assets will be invested in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the securities included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
these investments to maintain the liquidity needed to meet redemption requests and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA Franklin BW U.S. Large Cap Value Portfolio
The Portfolio’s investment goal is growth of capital.
The Portfolio attempts to achieve its goal by, under normal circumstances, investing at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). As of February 28, 2026, the median market capitalization of a company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The Portfolio may invest in foreign securities, including emerging market securities, either directly or through depositary receipts. The Portfolio holds equity securities of approximately 150-250 companies under normal market conditions.
The subadviser selects securities for the Portfolio that it believes are undervalued or out of favor based primarily on price-to-earnings ratios, price-to-book ratios, price momentum, and share change and quality. The subadviser’s investment process begins by screening for low valuation companies based on their price-to-earnings or price-to-book ratios, and using quantitative analysis to eliminate equity securities that have poor price momentum and high relative share issuance. The subadviser then performs a fundamental analysis on the remaining equity securities to identify and eliminate those securities that it believes will have difficulty outperforming the Index. The subadviser may consider other factors in its selection process.
The subadviser typically sells a security of a company held by the Portfolio when it believes the company is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that the subadviser believes is more compelling, or to realize gains or limit potential losses.
The Portfolio may also invest in small- and mid-cap stocks, U.S. government securities and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Headline Risk
•
Market Capitalization Risk – Mid Cap Companies Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Operational Risk
•
U.S. Government Obligations Risk
SA Franklin Small Company Value Portfolio
The Portfolio’s investment goal is long-term growth of capital.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.
The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.
The types of companies the Portfolio may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed. Environmental, social and governance (ESG) related assessments of companies may also be considered. The subadviser does not assess every investment for ESG

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
factors and, when it does, not every ESG factor may be identified or evaluated.
The Portfolio may also invest in foreign securities (up to 15% of net assets) and real estate investment trusts (“REITs”) (up to 15% of net assets).
The Portfolio, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials, consumer discretionary and technology.
The Portfolio also may invest in illiquid investments (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies, including ETFs; firm commitments; when-issued and delayed-delivery transactions; warrants and rights, and fixed income securities, such as U.S. Government securities and corporate debt instruments. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Bond Risk
•
Fixed-Income Securities Risk – Interest Rate Risk
•
Illiquidity Risk
•
Investment Company Risk
•
Sector Risk
•
Operational Risk
•
U.S. Government Obligations Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA Franklin Systematic U.S. Large Cap Core Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the market capitalization range of the companies in the Index was between $17,085 million to $4.32 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation measures. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.
The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
SA Franklin Systematic U.S. Large Cap Value Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
The Portfolio seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2026, the median market capitalization of a

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
company in the Index was approximately $15.978 billion and the largest market capitalization of the companies in the Index was approximately $3.78 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, momentum and alternative. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements related to profitability, leverage, management signaling, and innovation metrics. The “value” factor incorporates measurements such as free cash flow and multiple-based valuation metrics. The “momentum” factor incorporates measurements such as analyst revisions and price momentum metrics. The “alternative” factor incorporates measurements related to positioning, such as short interest.
The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.
Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a monthly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its monthly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.
During the selection process, the subadviser applies a proprietary ESG (environmental, social and governance) rating methodology to all stocks. The subadviser determines the most relevant underlying Environmental, Social and Governance sub-factors to a company’s returns and risk. These E, S and G sub-factors are assigned a score which, when combined, allow to establish an overall ESG score for each stock. The subadviser seeks to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. The subadviser may, however, invest up to 10% of the Portfolio’s net assets in stocks which have an ESG score below this threshold, for risk control purposes if necessary, as assessed by the portfolio management team. The Portfolio aims to have high scores to the multifactor selection process and the ESG process that is substantially higher than the Index at each quarterly rebalance.
ESG factors are an important component of the subadviser’s research process, reviewing material ESG factors to arrive at a holistic assessment of strengths, weaknesses and potential risks of the stocks. The internal ESG assessment framework, which is applied to the whole portfolio and is binding for the portfolio construction, is aided by multiple external ESG research and data providers. The data analyzed is sourced from company disclosures, government databases, non-governmental organizations, media reports, as well as other data sets, and is evaluated for financial materiality through both a quantitative and qualitative investment process. Not all ESG factors matter equally across industries. Accordingly, to better identify relevance, the process considers historical relationships to risk/return, industry standards and qualitative analysis. Factors considered the most financially material for a particular company are used to determine the overall ESG score. The evaluation of ESG issues will generally include elements such as 1) how environmental criteria might affect income, appreciation and risk, 2) how a company manages relationships with its employees, suppliers, customers and the communities where it operates and 3) how a company’s or government’s oversight is structured.
An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
SA Franklin Tactical Opportunities Portfolio
The Portfolio’s investment goals are to seek capital appreciation and income.
The Portfolio attempts to achieve its investment goals by allocating its assets among a number of different investment strategies (or “sleeves”), each of which is managed by either Franklin Advisers, Inc. (“Franklin”), the Portfolio’s subadviser, or a sub-subadviser that is an affiliate of Franklin (such affiliates, together with Franklin, the “subadvisers”). Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its net assets to equity strategies and approximately 30% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 60%-80% of its net assets and its allocation to fixed income strategies may range from approximately 20%-40% of its net assets. To achieve this +/- 10% deviation from the Portfolio’s target equity/fixed income allocation of 70%/30%, Franklin intends to

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
tactically adjust its exposure primarily through the use of equity index and fixed income futures.
Franklin is responsible for determining the allocation of the Portfolio’s assets among the Portfolio’s different subadvisers and sleeves. The Portfolio’s subadvisers and the sleeve(s) that each of them manages is set out in the table below.
Subadviser	Sleeve
Franklin	Foreign Large Blend
Global Equity
Intermediate Term Bond
Tactical U.S. Equity – Exchange- Traded Funds (“ETFs”)
U.S. Small Cap Blend
Brandywine Global Investment Management, LLC	U.S. Large- Cap Value
ClearBridge Investments, LLC	Foreign Large Value
U.S. Large- Cap Blend
U.S. Large- Cap Growth
The subadvisers utilize different investment strategies in managing their respective sleeve(s), act independently from one another and use their own methodologies for selecting investments.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also use ETFs to gain exposure to the applicable asset classes. The Tactical U.S. Equity sleeve employs a strategy of tactically allocating across U.S. equity ETFs of various market capitalizations using a quantitative process.
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”)), asset-backed securities, money market instruments and/or cash or cash equivalents. The Portfolio may also utilize U.S. Treasury bond options within the Intermediate Term Bond sleeve for hedging purposes and to adjust the sleeve’s exposure to interest rate risk.
While the Portfolio employs an active, tactical asset allocation strategy, the Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 43% S&P 500® Index, 5% Russell 2000® Index, 22% MSCI EAFE Index (net) and 30% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, Franklin intends to tactically adjust the Portfolio’s exposure by making passive index investments through the use of futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadvisers may engage in frequent and active trading of portfolio securities.
The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index.
The Portfolio may also invest, or obtain exposure to, securities of issuers located in emerging markets. In addition, the Portfolio may invest in REITs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•
Foreign Investment Risk – Emerging Markets Risk
•
Operational Risk
•
Real Estate Investment Trust Risk
SA Global Index Allocation 60/40 Portfolio
The Portfolio’s investment goals are growth of capital and, secondarily, current income.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	62.00%
SA Large Cap Index Portfolio	25.00%
SA Mid Cap Index Portfolio	5.00%
SA Small Cap Index Portfolio	2.00%
SA International Index Portfolio	27.00%
SA Emerging Markets Equity Index Portfolio	3.00%
Fixed Income	38.00%
SA Fixed Income Intermediate Index Portfolio	19.00%
SA Fixed Income Index Portfolio	19.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Investment Company Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA Global Index Allocation 75/25 Portfolio
The Portfolio’s investment goals are growth of capital and, secondarily, current income.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 75% of its assets (with a range of 65% to 85%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 25% of its assets (with a range of 15% to 35%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	77.00%
SA Large Cap Index Portfolio	30.00%
SA Mid Cap Index Portfolio	6.00%
SA Small Cap Index Portfolio	4.00%
SA International Index Portfolio	32.00%
SA Emerging Markets Equity Index Portfolio	5.00%
Fixed Income	23.00%
SA Fixed Income Intermediate Index Portfolio	11.50%
SA Fixed Income Index Portfolio	11.50%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Investment Company Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA Global Index Allocation 90/10 Portfolio
The Portfolio’s investment goal is growth of capital.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios invest in, or obtain exposure to, equity or fixed income securities of U.S. or foreign corporate and governmental issuers. Certain Underlying Equity Portfolios invest in, or obtain exposure to, investments in a number of different countries around the world, which may include emerging markets (“Underlying International Portfolios”). Under normal circumstances, the Portfolio invests approximately half of its allocation to Underlying Equity Portfolios in Underlying International Portfolios. The Underlying Equity Portfolios include, among others, funds that invest in either domestic or international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	92.00%
SA Large Cap Index Portfolio	34.00%
SA Mid Cap Index Portfolio	8.00%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	40.00%
SA Emerging Markets Equity Index Portfolio	5.00%
Fixed Income	8.00%
SA Fixed Income Intermediate Index Portfolio	4.00%
SA Fixed Income Index Portfolio	4.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy discussed above. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Investment Company Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA Goldman Sachs Multi-Asset Insights Portfolio
The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
The Portfolio seeks to achieve its investment goal through strategically and dynamically allocating its assets to various equity and fixed income asset classes. Under normal market conditions, the Portfolio targets an allocation of approximately 70% of its assets to equity exposure and approximately 30% of its assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 60%-80% of its net assets and its allocation to fixed income exposure may range from approximately 20%-40% of its net assets.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common stock, preferred stock, rights and warrants, and depositary receipts relating to equity securities. The Portfolio may invest in, or obtain exposure to, equity securities of U.S. and non-U.S. issuers of any market capitalization range, including securities of issuers located in emerging markets. The Portfolio’s ability to invest in both U.S. and non-U.S. securities allows it to diversify its assets across different geographic regions. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio may also obtain exposure to equity securities by investing in exchange-traded funds (“ETFs”).
The fixed income securities in which the Portfolio intends to invest, or obtain exposure to, include corporate debt instruments, U.S. government securities, high-yield debt securities (junk bonds), convertible notes, money market instruments and/or cash or cash equivalents. The Portfolio may also obtain exposure to fixed income securities by investing in ETFs.
The Portfolio may invest in derivatives, such as equity index futures, interest rate futures, interest rate swaps, credit default swaps and forward foreign currency exchange contracts for hedging and non-hedging purposes, as well as to increase the return on its portfolio investments.
The Portfolio will adjust its equity/fixed income exposure +/- 10%, as described above, based on market and macroeconomic views of Goldman Sachs Asset Management L.P. (“GSAM”), the Portfolio’s subadviser. GSAM will implement such adjustment by reallocating the

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
Portfolio’s investments in equity and fixed income securities and/or by investing in ETFs and/or derivatives.
In managing the Portfolio, GSAM develops a strategic allocation across the various asset classes by budgeting or allocating portfolio risk across a set of asset allocation risk factors, including, but not limited to, market cap, interest rate, emerging markets, credit, equity style, momentum and active risk. The resulting strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity and fixed income asset classes. Within equities, securities are selected using fundamental research and a variety of quantitative techniques primarily based on the following investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Within these models, GSAM may utilize artificial intelligence techniques, such as natural language processing and machine learning, to, among other things, help extract information from various textual or audio datasets. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Investment Adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. GSAM may make investment decisions that deviate from those generated by its proprietary models, at its discretion. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on its proprietary research.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE Index (net) and 30% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, GSAM intends to dynamically adjust the Portfolio’s risk exposure by making passive index investments through the use of equity and interest rate futures and ETFs, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The subadviser may engage in frequent and active trading of portfolio securities.
The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index. An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
SA Index Allocation 60/40 Portfolio
The Portfolio’s investment goals are growth of capital and, secondarily, current income.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 60% of its assets (with a range of 50% to 70%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 40% of its assets (with a range of 30% to 50%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica on January 31, 2026, to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	62.00%
SA Large Cap Index Portfolio	41.90%
SA Mid Cap Index Portfolio	5.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	10.00%
Fixed Income	38.00%
SA Fixed Income Intermediate Index Portfolio	19.00%
SA Fixed Income Index Portfolio	19.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA Index Allocation 80/20 Portfolio
The Portfolio’s investment goals are growth of capital and, secondarily, current income.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 80% of its assets (with a range of 70% to 90%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 20% of its assets (with a range of 10% to 30%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica Asset Management, LLC (“SunAmerica”) on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	82.00%
SA Large Cap Index Portfolio	51.90%
SA Mid Cap Index Portfolio	10.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	15.00%
Fixed Income	18.00%
SA Fixed Income Intermediate Index Portfolio	9.00%
SA Fixed Income Index Portfolio	9.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA Index Allocation 90/10 Portfolio
The Portfolio’s investment goal is growth of capital.
The Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of other mutual funds (the “Underlying Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by the Adviser. Under normal circumstances, the Portfolio will seek to allocate 90% of its assets (with a range of 80% to 100%) to Underlying Portfolios investing primarily in equity securities (“Underlying Equity Portfolios”) and 10% of its assets (with a range of 0% to 20%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will generally be limited to index funds, which are passively managed to track the performance of designated indices, although the Portfolio may also from time to time invest in Underlying Portfolios that are not index funds, including for cash management purposes. The Portfolio may invest a significant portion of its assets in any single Underlying Portfolio. The following chart sets forth the Portfolio’s target allocations set by SunAmerica Asset Management, LLC (“SunAmerica”) on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Portfolio’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by the Adviser to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	92.00%
SA Large Cap Index Portfolio	56.90%
SA Mid Cap Index Portfolio	10.10%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	20.00%
Fixed Income	8.00%
Underlying Portfolio	% of Total Portfolio
SA Fixed Income Intermediate Index Portfolio	4.00%
SA Fixed Income Index Portfolio	4.00%
The Underlying Portfolio selection is made based on the Portfolio’s particular asset allocation strategy. The Adviser may adjust the Portfolio’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. The Adviser intends to rebalance the Portfolio on an ongoing basis using cash flows; however, it reserves the right to rebalance the Portfolio through exchanges at any time.
The Portfolio may invest in ETFs and in short-term investments. The Portfolio may also invest in derivatives, such as stock index futures contracts, to facilitate obtaining exposures to equities. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Leverage Risk
•
Money Market Securities Risk
•
Operational Risk
SA International Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the MSCI EAFE Index.
The Portfolio seeks to provide investment results that correspond with the performance of the MSCI EAFE Index (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index is comprised of large- and mid-cap developed market equities.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA Invesco Growth Opportunities Portfolio
The Portfolio’s investment goal is capital appreciation.
The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies, and in other instruments that have economic characteristics similar to such securities. The Portfolio invests primarily in common stocks. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets, i.e., those that are generally in the early stages of their industrial cycles (up to 25% of net assets) as well as in developed markets. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”). The Portfolio invests primarily in securities that are considered by the Portfolio’s portfolio managers to have the potential for earnings or revenue growth.
In selecting investments, the subadviser utilizes a disciplined portfolio construction process that calibrates the Portfolio’s sector-related exposure relative to the Russell 2000® Growth Index, which the subadviser believes generally represents the small cap growth asset class. The Portfolio uses this index as a guide in structuring and reviewing the portfolio, but the Portfolio is not an index fund that seeks to replicate the performance of the index. The security selection process is based on a three-step process that includes fundamental, valuation, and timeliness analysis. Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound issuers operating in an attractive industry. Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one-to-two year horizon. Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength, trading volume characteristics, and trend analysis are reviewed for signs of deterioration. If a security shows signs of deterioration, it will not be considered as a candidate for the portfolio. The subadviser considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock as viewed in the market are no longer attractive.
The Portfolio may also invest in IPOs, ETFs, illiquid investments (up to 15% of its net assets), mid-cap stocks, derivatives (put and call options on U.S. and non-U.S. exchanges, forward commitments and swaps), futures contracts (including index futures) and forward currency contracts. The Portfolio may also make short-term investments. The Portfolio may also invest in the securities of a particular issuer when, in the opinion of the subadviser, such securities will be recognized and appreciate in value due to a specific development with respect to the issuer (a “special situation”). Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of, and demand for, the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
expected attention. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Illiquidity Risk
•
Investment Company Risk
•
Initial Public Offering (“IPO”) Risk
•
Market Capitalization Risk – Mid-Cap Companies Risk
•
Operational Risk
•
Sector Risk
•
Sector Risk – Technology Sector Risk
SA Janus Focused Growth Portfolio
The Portfolio’s investment goal is long-term growth of capital.
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio is non-diversified and, thus, will generally hold a core position of 30 to 40 common stocks. The Portfolio invests primarily in common stocks of large-cap companies but may also invest in smaller, emerging growth companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities.
In selecting investments for the Portfolio, the subadviser seeks to invest in companies with distinct long-term competitive advantages, strong free cash flow generation and that trade at attractive valuations.
The subadviser applies a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
The subadviser may reduce or sell the Portfolio’s investments in portfolio securities if, in the opinion of the subadviser, replacing a security with another is a more attractive investment, a security has reached full valuation, or the investment outlook for a security changes.
The Portfolio may invest in convertible securities, warrants and IPOs. The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and PIK bonds. The Portfolio may also invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio may also engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Credit Risk
•
Fixed-Income Securities Risk – Junk Bonds Risk
•
Fixed-Income Securities Risk – Zero-Coupon Bonds Risk
•
Foreign Investment Risk – Foreign Currency Risk
•
Initial Public Offering (“IPO”) Investing Risk
•
Operational Risk
•
U.S. Government Obligations Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA JPMorgan Diversified Balanced Portfolio
The Portfolio’s investment goal is total return.
The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of various types of equity and fixed income investments, with at least 25% of the Portfolio’s assets invested in fixed income securities, and with at least 25% of the Portfolio’s assets invested in equity securities. The Portfolio’s assets are generally allocated in the following ranges, although these allocations may change based on the relative attractiveness of each asset class:
•
30%–75% U.S. equity securities, including
small–, medium– and large-cap securities
•
0%–35% foreign equity securities
•
25%–50% U.S. and foreign fixed income securities
Equity securities that the Portfolio primarily invests in include common stock and convertible securities of U.S. and foreign companies, each of any market capitalization. As part of its overall investment strategy, the subadviser makes allocations to various underlying equity strategies in order to gain exposure to certain asset classes and markets. The underlying strategies may use a number of

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
different approaches to select individual securities, including fundamental research and quantitative based strategies.
The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities the Portfolio primarily invests in include corporate bonds, asset-backed, mortgage-related, and mortgage-backed securities (including to-be-announced and commercial mortgage-backed securities), forward commitments to purchase or sell short mortgage-backed securities, U.S. and foreign government securities, and high-yield debt securities (junk bonds) (up to 15% of net assets). The fixed income securities are rated at the time of purchase by a nationally recognized statistical rating organization or, if unrated, are deemed by the Portfolio’s subadviser to be of comparable quality. The Portfolio may invest in fixed income securities of any average weighted maturity or duration.
The Portfolio may obtain exposure to the above-referenced assets classes by investing in other mutual funds and exchange-traded funds (“ETFs”) that are managed by the Portfolio’s subadviser.
The Portfolio uses an active trading strategy to achieve its objective.
The Portfolio may also invest in derivatives, including options and futures. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to manage and hedge interest rate risk, to lengthen or shorten the duration of fixed income investments, or to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively. The Portfolio may use forward foreign currency exchange contracts to hedge or manage its foreign currency risk, as well as to gain exposure to certain currencies.
Although the Portfolio will generally maintain its assets within the allocation above, the Portfolio may hold cash or cash equivalents for various purposes including as collateral for derivatives transactions or for temporary defensive purposes. The cash and cash equivalents allocation may cause temporary deviation from the allocation ranges indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
The Portfolio may invest a portion of its assets in other investment companies that invest in equity and/or fixed income securities, including investment companies affiliated with the Portfolio’s subadviser. The Portfolio may also invest in emerging markets debt; emerging markets equities; illiquid investments (up to 15% of assets); and it may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Illiquidity Risk
•
Foreign Investment Risk – Emerging Markets Risk
•
Foreign Investment Risk – Foreign Sovereign Debt Risk
•
Investment Company Risk
•
Operational Risk
SA JPMorgan Emerging Markets Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average-growth prospects.
Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.
The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net). In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the subadviser uses to select securities. The Portfolio emphasizes securities that are ranked as

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
undervalued, while underweighting or avoiding securities that appear overvalued.
The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.
The Portfolio may also invest in REITs (up to 10% of net assets), illiquid investments (up to 15% of its net assets), IPOs and fixed income securities; may engage in equity swaps and options and futures; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Bonds Risk
•
Fixed-Income Securities Risk – Junk Bonds Risk
•
Illiquidity Risk
•
Initial Public Offering (“IPO”) Investing Risk
•
Operational Risk
•
Real Estate Investment Trusts Risk
•
Sector Risk – Real Estate Industry Risk
SA JPMorgan Equity-Income Portfolio
The Portfolio’s investment goal is growth of capital and income.
The Portfolio attempts to achieve its investment goal by investing primarily in common stocks of corporations (principally large-cap and mid-cap) that demonstrate the potential for appreciation and/or dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the Portfolio may purchase stocks of companies that are out of favor in the financial community and therefore are selling below what the subadviser believes to be their long-term investment value. The subadviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
The Portfolio may also invest in small cap stocks; convertible securities; preferred securities; registered investment companies; ETFs; foreign securities, including securities of issuers in emerging markets, depositary receipts; master limited partnerships (“MLPs”); REITs (up to 10% of assets); and fixed income securities. The Portfolio may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Depositary Receipts Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Fixed Income Securities Risk – Bonds Risk
•
Foreign Investment Risk
•
Investment Company Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Master Limited Partnerships (“MLP”) Risk
•
Operational Risk
•
Real Estate Investment Trusts Risk
•
Sector Risk – Real Estate Industry Risk
SA JPMorgan Large Cap Core Portfolio
The Portfolio’s investment goal is long term capital appreciation.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in large capitalization companies. Large capitalization companies are those with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). As of February 28, 2026, the market capitalization range of the companies in the Index was between approximately $17,085 million to $4.32 trillion. The Portfolio intends to invest in equity investments selected for their potential to achieve capital appreciation over the long-term. The Portfolio generally invests in common stocks of U.S. companies and may invest in companies of any market capitalization range.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform its benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of its benchmark. The Portfolio may also invest in equity securities that the subadviser believes have above-average growth potential.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
In managing the Portfolio, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Portfolio invests. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
On behalf of the Portfolio, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;
•
high potential reward compared to potential risk; and
•
temporary mispricings caused by apparent market over-reactions.
The Portfolio may use derivatives, primarily futures contracts, to gain exposure to the Index or certain securities in the Index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Portfolio invests in index futures with exposure to securities in the Index, it may have the effect of increasing the Portfolio’s exposure to a relatively small number of securities, making the Portfolio’s shares more sensitive to the economic results of those securities.
The Portfolio may also make short-term investments and may invest in derivatives, including options and futures, fixed income securities, convertible securities, registered investment companies (including ETFs), MLPs, money market instruments, restricted securities and illiquid investments. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Depositary Receipts Risk
•
Foreign Investment Risk
•
Illiquidity Risk
•
Issuer Risk – Unseasoned Companies Risk
•
Investment Company Risk
•
Master Limited Partnerships (“MLP”) Risk
•
Operational Risk
SA JPMorgan MFS Core Bond Portfolio
The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.
The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index, as calculated by the respective subadviser.
Bonds, for purposes of satisfying the 80% investment requirement, include:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•
corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•
mortgage-backed and other asset-backed securities;
•
inflation-indexed bonds issued both by governments and corporations;
•
structured notes, including hybrid or “indexed” securities and event-linked bonds;
•
loan participations and assignments;
•
bank capital and trust preferred stocks;
•
delayed funding loans and revolving credit facilities;
•
bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•
repurchase agreements and reverse repurchase agreements;
•
debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•
obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;
•
obligations of international agencies or supranational entities;
•
municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies; and
•
debt securities purchased or sold on a when-issued, delayed delivery, or forward commitment basis, where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market.
In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.
Investment Selection
The Portfolio is multi-managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).
JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, JPMorgan believes that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.
MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.
Portfolio Investment Policies
The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”), which are considered speculative.
The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.
The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.
While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, and swap agreements.
The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.
The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.
The Portfolio may also invest in illiquid investments (up to 15% of its net assets); IPOs and other investment companies. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Illiquidity Risk
•
Investment Company Risk
•
Initial Public Offering (“IPO”) Risk
•
Operational Risk
SA JPMorgan Mid-Cap Growth Portfolio
The Portfolio’s investment goal is long-term growth of capital.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period.
The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities.
In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams.
Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.
The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.
The Portfolio may also invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and PIK bonds; roll transactions; variable and floating rate obligations; when-issued and delayed delivery transactions; options and futures; forward commitments; registered investment companies; REITs up to 10% of total assets; and high-yield debt securities (“junk bonds”) up to 10% of net assets. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Junk Bonds Risk
•
Fixed-Income Securities Risk – Zero-Coupon Bonds Risk
•
Investment Company Risk
•
Real Estate Investment Trusts Risk
•
Roll Transactions Risk
•
Operational Risk
•
Sector Risk – Real Estate Industry Risk
•
U.S. Government Obligations Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA JPMorgan Ultra-Short Bond Portfolio
The Portfolio’s investment goal is current income consistent with liquidity and preservation of capital.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated short-term fixed, variable and floating rate debt. The Portfolio invests primarily in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Portfolio may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
Under normal circumstances, the Portfolio maintains a duration of one year or less from the date of settlement, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Portfolio’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
The Portfolio may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the subadviser’s discretion. The asset-backed securities in which the Portfolio may invest include “sub-prime” securities and collateralized loan obligations (CLOs). The Portfolio may invest in securities of any credit quality, but will invest primarily in investment grade securities.
The Portfolio may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Portfolio.
The Portfolio is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
The subadviser allocates the Portfolio’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Portfolio, the subadviser looks for market sectors and individual securities that it believes will perform well over time. The subadviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Portfolio may invest. ESG factors assessed may include, but are not limited to, issues related to the quality and function of the natural environment, such as climate change resilience and greenhouse gas emissions; social issues related to the rights, wellbeing and interests of people and communities, such as discrimination prevention and workplace safety; and governance issues relating to the way companies are managed and overseen, such as board diversity and executive compensation. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Portfolio may also invest in Eurodollar obligations, municipal securities, and money market funds. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Fixed-Income Securities Risk – Municipal Securities Risk
•
Investment Company Risk
•
Operational Risk
SA Large Cap Growth Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Growth Index.
The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Growth Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: sales growth, the ratio of earnings change to price, and momentum.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings,

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may become non-diversified (which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund), solely as a result of a change in the relative market capitalization or index weighting of one or more of the Index constituents.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA Large Cap Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the S&P 500® Composite Stock Price Index.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500® Composite Stock Price Index (the “Index”). The Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may also make short-term investments and may invest in registered investment companies, firm commitments and when-issued and delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Investment Company Risk
•
Market Capitalization Risk – Mid-Cap Companies Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
•
Operational Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA Large Cap Value Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the S&P 500® Value Index.
The Portfolio seeks to provide investment results that correspond with the performance of the S&P 500® Value Index (the “Index”). The Index measures the performance of large-cap U.S. dollar-denominated U.S. equities as determined using three factors: the ratios of book value, earnings and sales to price.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The
Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to matching the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA MFS Large Cap Growth Portfolio
The Portfolio’s investment goal is capital appreciation.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in securities of large capitalization companies. For purposes of such policy, the Portfolio will consider large capitalization companies to be those with market capitalizations similar to companies in the Russell 1000® Index.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.
The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
The subadviser uses an active bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on blending fundamental and quantitative research. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
privacy issues, and diversity and labor practices. The subadviser uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to determine a quantitative rating for an issuer.
The subadviser combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When a fundamental rating is not available, the subadviser treats the issuer as having a neutral fundamental rating. (The subadviser’s quantitative research generates ratings on a greater number of issuers than the subadviser’s fundamental research.)
The subadviser constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the Portfolio’s holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. The goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Russell 1000® Growth Index (the Index). Tracking error generally measures how the differences between the Portfolio’s returns and the Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the Portfolio’s returns compared to an index that represents the Portfolio’s investment universe. Third party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the Portfolio.
For purposes of the Portfolio’s 80% policy, net assets include the amount of any borrowings for investment purposes.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.
The Portfolio may also invest in options and futures, small- and mid-cap stocks and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Market Capitalization Risk – Mid-Cap Companies Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Operational Risk
SA MFS Massachusetts Investors Trust Portfolio
The Portfolio’s investment goals are reasonable growth of income and long term growth and appreciation.
The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for such securities. The Portfolio may invest up to 25% of its net assets in foreign securities.
In selecting investments for the Portfolio, the subadviser is not constrained by any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in securities of companies of any size, the Portfolio primarily invests in securities of companies with large capitalizations.
The subadviser normally invests the Portfolio’s assets across different industries and sectors, but the subadviser may invest a significant percentage of the Portfolio’s assets in a single industry or sector.
The subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The subadviser may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
The Portfolio may invest in warrants and rights; options and futures; registered investment companies; corporate debt instruments; U.S. government securities; zero coupon; deferred interest and PIK bonds; roll transactions; variable and floating rate obligations; emerging markets securities; and investment grade debt instruments. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Bonds Risk
•
Fixed-Income Securities Risk – Zero-Coupon Bond Risk
•
Foreign Investment Risk – Emerging Markets Risk
•
Foreign Investment Risk – Foreign Currency Risk
•
Investment Company Risk
•
Market Capitalization Risk – Mid-Cap Companies Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Operational Risk
•
Roll Transactions Risk
•
U.S. Government Obligations Risk
SA MFS Total Return Portfolio
The Portfolio’s investment goals are reasonable current income, long term capital growth and conservation of capital.
The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will generally invest approximately 60% of its assets in equity securities and approximately 40% of its assets in debt instruments. These weightings do not reflect the Portfolio’s cash balance and can vary over time due to market movement and cash flows. The Portfolio’s investments in fixed income securities may include, but are not limited to, corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may also purchase and sell debt instruments on a when-issued, delayed delivery, or forward commitment basis where payment and delivery take place at a future settlement date, including mortgage-backed securities purchased or sold in the to be announced (TBA) market. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade quality debt instruments.
The Portfolio may invest in foreign securities (up to 25% of net assets).
Of the Portfolio’s investments in equity securities, the subadviser focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The subadviser normally invests a portion of the Portfolio’s assets in income-producing equity securities. While the Portfolio may invest the equity portion of its assets in companies of any size, the Portfolio primarily invests in companies with large capitalizations.
The subadviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. The subadviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
The Portfolio may also invest in municipal securities; warrants; zero-coupon, delayed interest and PIK bonds; junk bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Fixed-Income Securities Risk – Credit Risk
•
Fixed-Income Securities Risk – Junk Bonds Risk
•
Fixed-Income Securities Risk – Municipal Securities Risk
•
Fixed-Income Securities Risk – Zero-Coupon Bonds Risk
•
Foreign Investment Risk – Foreign Currency Risk
•
Investment Company Risk
•
Leverage Risk
•
Loan Participations and Assignments Risk
•
Market Capitalization Risk – Mid-Cap Companies Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Operational Risk
•
Roll Transactions Risk
•
Short Sales Risk
•
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA Mid Cap Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the S&P MidCap 400® Index.
The Portfolio seeks to provide investment results that correspond with the performance of the S&P MidCap 400® Index (the “Index”). The Index is a capitalization-weighted index designed to measure the performance of mid-sized companies in the United States.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for differences. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk
SA PIMCO Global Bond Opportunities Portfolio
The Portfolio’s investment goal is to seek maximum total return, consistent with preservation of capital.
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in Fixed Income Instruments and related forwards or derivatives such as options, futures contracts or swap agreements, with similar economic and risk characteristics. “Fixed Income Instruments” include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives on Fixed Income Instruments.
The Portfolio invests primarily in investment grade debt investments, but may invest up to 20% of its total assets in high yield investments (“junk bonds”). The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
The Portfolio will invest in securities that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Portfolio will normally hedge its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) but may tactically seek foreign currency exposure up to 20% of its total assets.
The average portfolio duration normally varies between two and eight years. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The Portfolio may also invest up to 10% of its total assets in preferred securities. The subadviser may engage in frequent and active trading of portfolio securities.
The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors.
The Portfolio may also invest in zero coupon, deferred interest and PIK bonds; firm commitments; collateralized loan obligations (“CLOs”) (up to 10% of net assets); inverse floaters; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Equity Securities Risk – Inverse Floaters Risk
•
Fixed-Income Securities Risk – Call or Prepayment Risk
•
Fixed-Income Securities Risk – Extension Risk
•
Fixed-Income Securities Risk – Zero-Coupon Bonds Risk
•
Loan Participations and Assignments Risk
•
Mortgage- and Asset-Backed Securities Risk – CLOs Risk
•
Operational Risk
•
Prepayment and Extension Risk
SA PIMCO RAE International Value Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
The Portfolio seeks to achieve its investment goal by investing, under normal circumstances, in a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries. The stocks are selected by the Portfolio’s subadviser, Pacific Investment Management Company, LLC (“PIMCO”), and sub-subadviser, Research Affiliates, LLC (“Research Affiliates”), from a broad universe of companies whose securities are sufficiently liquid.
For portfolio construction, the subadviser and the sub-subadviser use a rules-based model developed by Research Affiliates (the “RAE methodology”) that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality and momentum (i.e., whether a company’s share price is trending up or down). The model then weights selected stocks using their fundamental measures of company size, e.g., sales, cash flow dividends and book value. Actual stock positions in the Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The sub-subadviser, among other things, provides the subadviser with the constituents and target weights for the Portfolio. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation, as the Portfolio would be invested in securities that are believed to be undervalued in the market. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule. The Portfolio seeks to remain

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
invested in securities indicated for investment by the RAE® methodology even when the values of those securities are declining.
The RAE® methodology would indicate that a stock position should be sold when the company’s price overstates its economic size as measured by its fundamental size. Additionally, the RAE® methodology may indicate that a stock should be sold because it has become more expensive or has reduced quality or momentum relative to other companies within the universe of investable stocks.
The Portfolio may invest, without limitation, in equity securities and equity-related securities, including common and preferred securities and equity derivatives, and there is no limitation on the market capitalization range of the issuers of equity securities in which the Portfolio may invest. The Portfolio may invest in depositary receipts if pricing and liquidity are more attractive than ordinary equity securities of foreign companies. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers, including emerging market issuers.
The Portfolio may also invest in derivatives, including options, forwards, futures, options on futures and swaps, consistent with its investment goal to facilitate exposure to equities. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
With respect to the Portfolio, Research Affiliates generally considers an instrument to be economically tied to a non-U.S. country based on the country of primary listing, the issuer’s domicile and the issuer’s country of incorporation. When these factors conflict, Research Affiliates will consider additional factors, such as the domicile of the issuer’s parent company, the issuer’s management location, the issuer’s source of sales, and the issuer’s reporting currency, for purposes of determining whether an instrument is economically tied to a non-U.S. country. An additional risk that the Portfolio may be subject to is as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
SA PineBridge High-Yield Bond Portfolio
The Portfolio’s investment goals are high current income and, secondarily, capital appreciation.
The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.
In addition to junk bonds, the Portfolio may invest in other fixed income securities, primarily loans, convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind bonds. The Portfolio may invest in foreign securities and may make short-term investments.
The Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal.
The Portfolio may also invest in illiquid investments (up to 15% of its net assets), privately placed securities, loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Illiquidity Risk
•
Loan Participations and Assignments Risk
•
Operational Risk
•
Privately Placed Securities Risk
•
Short Sales Risk
SA Putnam International Value Portfolio
The Portfolio’s investment goals are growth of capital and, secondarily, current income.
The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. The Portfolio invests mainly in developed countries, but may invest in emerging markets.
The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market.
In addition, the Portfolio may, but is not required to, use derivatives and invest in fixed income securities (up to 20% of net assets), including junk bonds.
The Portfolio may also invest in foreign small-cap stocks and domestic equity securities; hybrid instruments; derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes; and IPOs. The Portfolio also may engage in currency

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:
•
Active Trading Risk
•
Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Initial Public Offering (“IPO”) Investing Risk
•
Market Capitalization Risk – Small-Cap Companies Risk
•
Non-Hedging Foreign Securities Trading Risk
•
Operational Risk
SA Schroders VCP Global Allocation Portfolio
The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
The Portfolio seeks to achieve its investment goal through flexible asset allocation driven by tactical and thematic ideas. The Portfolio obtains broad exposure to equity, fixed income and currency asset classes by investing in securities, exchange-traded funds (“ETFs”) and derivatives that provide exposure to these asset classes. The Portfolio invests in, or obtains exposure to, equity and fixed income securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio normally invests in, or obtains exposure to, investments in a number of different countries around the world. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s annual returns.
Under normal market conditions, the Portfolio targets an allocation of approximately 60% of its net assets to equity exposure and approximately 40% of its net assets to fixed income exposure, although the Portfolio’s equity exposure may range from approximately 50-70% of its net assets and its fixed income exposure may range from approximately 20-50% of its net assets. The Portfolio’s overall net equity exposure may be reduced to less than 50% and the net fixed income exposure to less than 20% through the volatility control process described below. The subadviser makes use of fundamental macro research and proprietary asset allocation models to aid the asset allocation decision making process. By adjusting investment exposures among the various asset classes in the Portfolio, the subadviser seeks to reduce overall portfolio volatility and mitigate the effects of extreme market environments, while continuing to pursue the Portfolio’s investment goal.
The equity securities in which the Portfolio intends to invest, or obtain exposure to, include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in, or obtain exposure to, equity securities of companies of any market capitalization. The foreign equity securities in which the Portfolio intends to invest, or obtain exposure to, may be denominated in U.S. dollars or foreign currencies and may be currency hedged or unhedged. The Portfolio will limit its investments in equity securities of emerging market issuers to 10% of its net assets.
The Portfolio’s fixed income exposure will be obtained through investment in, or exposure to, a range of fixed income instruments, including U.S. corporate debt securities, U.S. Government securities, foreign sovereign debt and supranational debt. The Portfolio may also invest in or obtain exposure to, other fixed income securities, including mortgage-backed and asset-backed securities, collateralized debt obligations, municipal securities, variable and floating rate obligations, zero coupon bonds, and TIPS.
In selecting securities for the Portfolio, the subadviser integrates environmental, social and governance (“ESG”) factors into its investment process. The subadviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of an issuer’s risk and potential for profitability.
The Portfolio may make substantial use of derivatives. The subadviser may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as futures contracts, currency forwards, interest rate swaps, total return swaps, credit default swaps, inflation swaps, options (puts and calls) purchased or sold by the Portfolio, and structured notes. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics.
The Portfolio incorporates a volatility control process that seeks to limit the volatility of the Portfolio to 10%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser may use a variety of equity and fixed income futures and currency forwards as the principal tools to implement the volatility management strategy. In addition, the subadviser will seek to reduce

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Due to this volatility control process, the percentage of the Portfolio’s assets invested in cash and short-term cash equivalents will vary and may be significant during times of severe and unanticipated market events. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Portfolio during periods of falling markets or cause the Portfolio to miss investment opportunities during periods of rising markets.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum level.
The Portfolio’s target maximum volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target maximum volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest in junk bonds and REITs (together up to 10% of net assets). Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Fixed-Income Securities Risk – Junk Bonds Risk
•
Operational Risk
•
Real Estate Investment Trusts Risk
•
Sector Risk – Real Estate Industry Risk
SA Small Cap Index Portfolio
The Portfolio’s investment goal is investment results that correspond with the performance of the Russell 2000® Index.
The Portfolio seeks to provide investment results that correspond with the performance of the Russell 2000® Index (the “Index”). The Index measures the performance of small-capitalization companies in the United States. It is a subset of the Russell 3000® Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
The subadviser primarily seeks to achieve the Portfolio’s objective by investing in all or substantially all of the stocks included in the Index, a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. Under normal circumstances, the Portfolio invests substantially all, but at least 80%, of its net assets in securities included in the Index or in securities that the subadviser determines have economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference. The Portfolio will not concentrate, except to approximately the same extent as the Index may concentrate, in the securities of any industry. It is not anticipated, however, that the Portfolio will, under normal circumstances, be concentrated in the securities of any industry.
Because the Portfolio will generally not hold all of the stocks included in the Index, and because the Portfolio has expenses and the Index does not, the Portfolio will not duplicate the Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.
The Portfolio may invest in ETFs that are consistent with the Portfolio’s goal and investment strategies. The Portfolio may also invest in futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of its Index and to reduce transaction costs. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Exchange-Traded Funds Risk
•
Operational Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
SA T. Rowe Price Allocation Moderately Aggressive Portfolio
The Portfolio’s investment goal is to seek capital appreciation and income.
Under normal market conditions, the Portfolio targets an allocation of approximately 80% of its net assets to equity strategies and approximately 20% of its net assets to fixed income strategies, although the Portfolio’s allocation to equity strategies may range from approximately 70%-90% of its net assets and its allocation to fixed income strategies may range from approximately 10%-30% of its net assets.
When deciding upon overall allocations between stocks and fixed income securities, T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest are primarily investment grade and are chosen from across the entire government and corporate markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular equity securities, T. Rowe Price will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, and small- to large-cap stocks. This process draws heavily upon the proprietary stock research expertise of T. Rowe Price. While the Portfolio maintains a diversified portfolio, T. Rowe Price may, at any particular time, shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, mortgage- and asset-backed securities), T. Rowe Price weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio places an emphasis on managing risk relative to its benchmark index, which is comprised of the following: 58% S&P 500® Index, 3% S&P Midcap 400®
Index, 3% Russell 2000® Index, 16% MSCI EAFE Index (net) and 20% Bloomberg U.S. Government/Credit Index (the “Blended Index”). To manage the Portfolio’s risk relative to the Blended Index, T. Rowe Price intends to tactically adjust the Portfolio’s equity and fixed income allocation, if required by the Portfolio’s risk management parameters. These risk management parameters include restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of the Blended Index. Such restrictions may result in the Portfolio having returns that track the Blended Index more consistently and more closely than would otherwise be the case. These restrictions may prevent a significant deviation from the returns of the Blended Index, but may also limit the Portfolio’s ability to outperform the returns of the Blended Index.
The Portfolio employs certain risk management restrictions designed to limit how far the Portfolio’s returns are permitted to deviate from those of its blended index. In particular, these risk management restrictions employ a methodology that measures the amount by which the expected performance of the Portfolio may differ from that of the blended index. The subadviser may from time to time be required to make certain investments that will more closely align the expected returns of the Portfolio with the expected returns of the blended index. These restrictions may limit the Portfolio’s ability to outperform the returns of its respective blended index. The Portfolio may invest in privately placed securities. Additional risks that the Portfolio may be subject to are as follows:
•
Cybersecurity and Artificial Intelligence Risk
•
Operational Risk
•
Privately Placed Securities Risk
SA T. Rowe Price VCP Balanced Portfolio
The Portfolio’s investment goal is to seek capital appreciation and income while managing portfolio volatility.
The Portfolio normally invests approximately 65% of its total assets in common stocks and 35% of its total assets in fixed income securities. The Portfolio invests in securities of both U.S. and foreign corporate and governmental issuers, including emerging market issuers. The Portfolio (not including its overlay component) will invest at least 25% of its total assets in fixed income senior securities and at least 25% of its total assets in equity securities. In addition, the subadviser employs a “VCP” (Volatility Control Portfolio) risk management process intended to manage the volatility level of the Portfolio’s

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
annual returns. The Portfolio may, at times, invest significantly in certain sectors, such as the information technology sector.
When deciding upon overall allocations between stocks and fixed income securities, the subadviser may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, the subadviser may favor stocks. The fixed income securities in which the Portfolio intends to invest, including the foreign fixed income securities, are primarily investment grade and are chosen from across the entire government, corporate, and asset- and mortgage-backed securities markets. Maturities generally reflect the subadviser’s outlook for interest rates.
When selecting particular stocks, the subadviser will examine relative values and prospects among growth- and value-oriented stocks, domestic and foreign stocks, small- to large-cap stocks, and stocks of companies involved in activities related to commodities and other real assets. Domestic stocks are drawn from the overall U.S. market and foreign stocks are selected primarily from large companies in developed countries, although stocks in emerging markets may also be purchased. This process draws heavily upon the proprietary stock research expertise of the subadviser. While the Portfolio maintains a well-diversified portfolio, the subadviser may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.
A similar security selection process applies to fixed income securities. When deciding whether to adjust duration, credit risk exposure, or allocations among the various sectors (for example, junk bonds, mortgage- and asset-backed securities, foreign fixed income securities and emerging market fixed income securities), the subadviser weighs such factors as the outlook for inflation and the economy, corporate earnings, expected interest rate movements and currency valuations, and the yield advantage that lower-rated fixed income securities may offer over investment grade fixed income securities.
Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.
The Portfolio targets a volatility level of 10% within a range of 9% to 13%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. The subadviser expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall equity exposure may be reduced to approximately 20% as a result of the volatility management strategy. In addition, the subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 10% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest in other securities and debt instruments, such as preferred stocks, privately placed securities, convertible securities, and bank loans, as well as use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Portfolio may invest in foreign fixed income securities, including securities of emerging market issuers. In addition, the Portfolio may invest a portion of its assets in other investment companies that invest in common stock and/or fixed income securities, including investment companies affiliated with the Portfolio’s subadviser. Additional risks that the Portfolio may be subject to are as follows:
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Counterparty Risk
•
Cybersecurity and Artificial Intelligence Risk
•
Derivatives Risk
•
Illiquidity Risk
•
Investment Company Risk
•
Loan Risk
•
Operational Risk
•
Privately Placed Securities Risk

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
SA VCP Index Allocation Portfolio
The Portfolio’s investment goals are to seek capital appreciation and, secondarily, income while managing portfolio volatility.
The Portfolio seeks to achieve its goals by investing under normal conditions approximately 80% of its assets in a combination of other mutual funds (the “Underlying Portfolios”) (the “Fund-of-Funds Component”) and 20% of its assets in a combination of equity index and fixed income futures, currency forwards and equity index put options selected through the use of a “VCP” (Volatility Control Portfolio) risk management process designed to manage the volatility level of the Portfolio’s annual returns (the “Overlay Component”). SunAmerica, the Portfolio’s adviser, is responsible for managing the Fund-of-Funds Component. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, is responsible for managing the Overlay Component.
Under normal circumstances, the Fund-of-Funds Component will allocate approximately 70% of its assets (with a range of 60% to 80%) to Underlying Portfolios investing primarily in equity securities (the “Underlying Equity Portfolios”) and 30% of its assets (with a range of 20% to 40%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by SunAmerica. The Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Fund-of-Funds Component may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Fund-of-Funds Component’s target allocations set by SunAmerica on January 31, 2026 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Fund-of-Funds Component’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by SunAmerica to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	72.00%
Underlying Portfolio	% of Total Portfolio
SA Large Cap Index Portfolio	46.90%
SA Mid Cap Index Portfolio	7.60%
SA Small Cap Index Portfolio	5.00%
SA International Index Portfolio	12.50%
Fixed Income	28.00%
SA Fixed Income Intermediate Index Portfolio	14.00%
SA Fixed Income Index Portfolio	14.00%
The Underlying Portfolio selection is made based on the Fund-of-Funds Component’s 70%/30% asset allocation strategy discussed above. SunAmerica may adjust the Fund-of-Funds Component’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. SunAmerica intends to rebalance the Fund-of-Funds Component on an ongoing basis using cash flows; however, it reserves the right to rebalance the Fund-of-Funds Component through exchanges at any time.
The Overlay Component will utilize a systematic volatility control process to manage the risk of the Portfolio. The Portfolio targets a volatility level of 11% within a range of 10% to 14%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. T. Rowe Price expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall net equity exposure may be reduced to 20% or increased to 100% as a result of the volatility management strategy. In addition, T. Rowe Price will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 11% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having

Additional Information About the Portfolios’ Investment Strategies and Investment Risks (Other than the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio)
negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest its assets in money market securities, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, bank deposits, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Portfolio’s money market securities holdings may serve as collateral for the Portfolio’s derivative positions, earn income for the Portfolio and be used for cash management purposes.
The subadviser may engage in frequent and active trading of portfolio securities.
The Portfolio may invest in ETFs. The Portfolio may use derivatives, such as futures contracts and swaps, that are consistent with its investment program. The Portfolio may invest in foreign fixed income securities, including securities of emerging market issuers. Additional risks that the Portfolio may be subject to are as follows:
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Cybersecurity and Artificial Intelligence Risk
•
Exchange-Traded Funds Risk
•
Leverage Risk
•
Operational Risk

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
In addition to the Portfolios’ investment goals, principal investment strategies and principal risks discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time purchase Underlying Portfolios that invest in additional securities and utilize various investment techniques. Descriptions of these investments and risks are included in the “Glossary” section under “Risk Terminology.” In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).
From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goals.
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on the Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.
The SA VCP Dynamic Allocation Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure. The SA VCP Dynamic Strategy Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
The principal investment goals and strategies for each of the Portfolios in this Prospectus are non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goals.
Understanding the Portfolios
Each Portfolio’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Portfolio’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. Each Portfolio has two separate components: the Fund-of-Funds Component and the Overlay Component.
The Fund-of-Funds Component (70%-90%)
Each Portfolio’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Portfolios that are portfolios of the Underlying Trusts.
SunAmerica establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Portfolios that invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Portfolios and direct investments.
SunAmerica considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Portfolios through which to achieve the asset allocation targets, SunAmerica considers, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes, growth or value investment process (for SA VCP Dynamic Strategy Portfolio only), historic performance, expenses, investment teams, reputation of the subadvisers, and any diversification benefit to the overall Portfolio’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Portfolios that vary with respect to subadvisers, investment process, and investment style (such as deep value versus relative value), and in some cases may include passively-managed components. While the Fund-of-Funds Component of the SA VCP Dynamic Strategy Portfolio will normally be invested in both growth and value-oriented equity Underlying Portfolios, it is expected to have a greater allocation to value equity Underlying Portfolios.
SunAmerica may add new Underlying Portfolios, replace existing Underlying Portfolios or change a Portfolio’s asset allocation among the Underlying Portfolios, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a better diversification benefit to the Portfolio. If a new Underlying Portfolio is selected or the allocation to an existing Underlying Portfolio is adjusted by SunAmerica, a

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
corresponding shift of allocations among the remaining Underlying Portfolios generally will result. While each Portfolio retains the ability to invest in an Underlying Portfolio that holds only money market securities, it does not anticipate doing so due to the amount of cash and other liquidity available within the Underlying Portfolios. Each Portfolio may use daily cash flows to maintain the Underlying Portfolios’ weights near the target or to change target allocations. In some cases, sales and purchases of Underlying Portfolios may be used to move Underlying Portfolio weights towards the target more quickly. Sales and purchases of Underlying Portfolios by a Portfolio may lead to increased portfolio turnover within the Underlying Portfolios. In the event of such redemptions or investments, the Underlying Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous for the Underlying Portfolio to do so.
Appendix A to this Prospectus lists the Underlying Portfolios in which the Portfolios may invest their assets, as of the date of this Prospectus, along with their investment goals and principal strategies, risks and investment techniques. SunAmerica may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for the Portfolios at any time without prior notice to shareholders. In addition, the investment goals and principal strategies, risks and investment techniques of the Underlying Portfolios held by a Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 1, 2026 for those portfolios of the Trust and dated July 29, 2025 for those portfolios of the Seasons Series Trust. Copies of the summary prospectuses and statutory prospectuses may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.
Each Portfolio may invest in any or all of the Underlying Portfolios, but will not normally invest in every Underlying Portfolio at any particular time. There may be limits on the amount of cash inflows some Underlying Portfolios may accept from investors, including a Portfolio. SunAmerica may take into account these capacity considerations when allocating investments among the Underlying Portfolios. In some instances, SunAmerica may allocate capacity in certain Underlying Portfolios to other investors, which may have the effect of limiting a Portfolio’s opportunity to invest in the Underlying Portfolio. Although a Portfolio’s Fund-of-Funds Component’s investments in the Underlying Portfolios attempt to achieve the target allocation to equity and fixed income Underlying Portfolios, as set forth in its Portfolio Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Portfolios’ asset values due to market movements or because of a recent change in the target allocation. Portfolio cash flows are expected to be the primary tool for maintaining or moving Underlying Portfolios towards the target allocation, although SunAmerica may, from time to time, rebalance allocations to correspond to the target allocations through either purchases and sales of Underlying Portfolios or through allocating Portfolio cash flows below or above the target allocations. When SunAmerica rebalances the Underlying Portfolios to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Portfolios, which may be higher or lower than the value on the date of purchase.
The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities. These investments may include Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, and in the case of SA VCP Dynamic Strategy Portfolio, market capitalizations with above average growth potential, but are expected to include to a lesser extent Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. A Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of a Portfolio’s total assets are expected to be invested in Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Portfolios, as set forth in the Portfolio Summaries, could change as the Underlying Portfolios’ asset values change or through the addition or deletion of Underlying Portfolios. Because of the costs incurred by a Portfolio in connection with its investment in the Underlying Portfolios, the costs of investing in the Underlying Portfolios through the Portfolio will generally be higher than the cost of investing in an Underlying Portfolio directly. A Portfolio, as a shareholder, will pay its share of the Underlying Portfolios’ expenses as well as the Portfolio’s own expenses. Therefore, an investment in the Portfolio may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by

Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio
investing directly in the Underlying Portfolios instead of a Portfolio. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by SunAmerica or the services of the subadviser in connection with the Overlay Component. In addition, not all of the Underlying Portfolios are offered in insurance products that are currently available to new contract owners.
The Overlay Component (10%-30%)
The Overlay Component comprises the remaining 10% to 30% of each Portfolio’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Portfolio’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce a Portfolio’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If a Portfolio’s subadviser determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500 Index, the subadviser may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.
A Portfolio’s investment in derivative instruments will be used to increase or decrease the Portfolio’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, a Portfolio’s subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Portfolio’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. For example, when the market is in a state of higher volatility, the subadviser may decrease its Portfolio’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose a Portfolio to leverage when the Portfolio’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.
A Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure. If a subadviser increases its respective Portfolio’s net equity exposure and equity markets decline, the Portfolio may underperform traditional or static allocation funds. Likewise, if a subadviser reduces its respective Portfolio’s net equity exposure and equity markets rise, the Portfolio may also underperform traditional or static allocation funds. Efforts to manage the Portfolio’s volatility may also expose the Portfolio to additional costs. In addition, a Portfolio’s subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
In addition to managing its respective Portfolio’s net equity exposure as described above, a subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. Each subadviser will manage the fixed income investments of its respective Portfolio’s Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by the subadviser to be of comparable quality. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral.
A Portfolio’s subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility within its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).

Glossary
Risk Terminology

Active Trading Risk. A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Rebalancing Risk. A Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, a Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios. However, SunAmerica has a fiduciary duty to act in the Portfolios’ best interests when selecting the Underlying Portfolios.
Asset Allocation Risk. A Portfolio’s ability to achieve its investment goal depends in part on a subadviser’s skill in determining a Portfolio’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that a subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
With respect to a Portfolio that invests in Underlying Portfolios, the Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. A Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Country, Sector or Industry Focus Risk. To the extent a Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.
Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further

Glossary
exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Defensive Investments Risk. Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions or when necessary or advisable to maintain a cash position. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
Depositary Receipts Risk. Depositary receipts, which are generally considered foreign securities, include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and others. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which a Portfolio may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with a Portfolio’s use of derivatives are market risk and counterparty risk.
Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Hybrid Instruments Risk. Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter (“OTC”)

Glossary
structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.
Illiquidity Risk. Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities (or other positions) a Portfolio owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching a Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities (or other positions) are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. A Portfolio may not be able to terminate or liquidate a derivative under some market conditions, which could result in substantial losses. Pursuant to Rule 18f-4 under the 1940 Act, a Portfolio must either use derivatives in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Portfolio may obtain based on value-at-risk, among other things.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex

Glossary
and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because a Portfolio’s return is net of fees and expenses.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an OTC swaption, it increases its credit risk exposure to the counterparty.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Regulatory Risk. New rules and regulations could, among other things, restrict a Portfolio’s ability to engage in, or increase the cost to the Portfolio of, derivatives transactions, for example, by making some types of derivatives no longer available to the Portfolio, increasing margin or capital requirements, or otherwise limiting liquidity. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result. The implementation of new regulations with respect to derivatives generally has increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Portfolio.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined

Glossary
investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:
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Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
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Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
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Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
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Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
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Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
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Total Return Swaps (sometimes referred to as contracts for difference) are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.
Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Tax Risk. The use of certain derivatives may cause a Portfolio to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Portfolio’s use of derivatives may be limited by the requirements for taxation of a Portfolio as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Portfolio’s taxable income or gains and distributions to shareholders.

Glossary
Dynamic Allocation Risk. To the extent a Portfolio invests in Underlying Portfolios, the Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes may not produce the desired result. A Portfolio is also subject to the risk that the subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:
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Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
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Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
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Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.
Equity Securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, the creditworthiness of the issuer, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to a Portfolio. Additionally, an issuer may have the right to buy back or redeem certain of the convertible securities at a time and a price that is unfavorable to a Portfolio.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for a Portfolio and may cause the preferred stock to lose substantial value.

Glossary
Warrants and Rights Risk. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for a Portfolio. These strategies may impact the Portfolio’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, a Portfolio’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. A Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, a Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings. In addition, the U.S. regulatory framework for ESG integration continues to evolve, and future rules or guidance could require a Portfolio to modify aspects of its ESG process.
Exchange-Traded Funds Risk.  ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. A Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).
Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. See “Investment Company Risk.”
Affiliated ETF Risk. A Portfolio that can invest in underlying ETFs is subject to potential affiliated ETF risk. A Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.
Failure to Match Index Performance Risk. The ability of a Portfolio to match the performance of its Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Portfolio, commissions, portfolio expenses, and any differences in the pricing of securities by the Portfolio and the Index. When a Portfolio employs an “optimization” strategy, the Portfolio is subject to an increased risk of

Glossary
tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.
Fixed-Income Securities Risk. Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.
Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.
Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-and Asset-Backed Securities” below.
In addition to those discussed above, investments in fixed-income securities may also include:
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Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
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Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
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Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
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Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
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Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that

Glossary
provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
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Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Portfolio invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Portfolio is forced to sell such investments to meet redemptions or for other cash needs, such Portfolio may suffer a loss.
Bonds Risk. Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.
Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).
Investment grade bonds are bonds that are rated at least BBB– by S&P Global Ratings (“S&P®”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.
Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call”—or repay—its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring a Portfolio to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Portfolio and result in a decline in a Portfolio’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater

Glossary
potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.
Credit Risk. The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Portfolio invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Portfolio fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
Interest Rate Risk. The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact a Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Inverse Floaters Risk. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Floating Rate Securities Risk. Variable and floating rate obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies (which normally will involve industrial development or revenue bonds), may have a maturity in excess of one year. In some cases, the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank. A bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. Floating rate obligations also include CLOs. CLOs include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed

Glossary
by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. Floating rate obligations are considered to have liquidity because a number of U.S. and foreign securities dealers make active markets in these securities. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Junk Bonds Risk. A portion of a Portfolio’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Portfolio. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Portfolio may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Portfolio.
Sub-Prime Debt Securities Risk. The issuer of a sub-prime debt security may default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime debt instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Zero Coupon Bond Risk. “Zero coupon” bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. In addition to the risks associated with bonds, since zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities. Zero coupon bonds may also be subject to greater interest rate risk and credit risk than other fixed income instruments.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or Additional Information about the Portfolios’ Investment Strategies and Investment Risks sections, or as determined by a Portfolio’s subadviser, a Portfolio will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means a subadviser may at

Glossary
times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. A Portfolio investing in foreign securities may also be subject to the following risks:
Brexit Risk. On January 31, 2020, the United Kingdom (the “UK”) withdrew from the European Union (“EU”) (commonly referred to as “Brexit”). The UK’s withdrawal was subject to a transition period that ended on December 31, 2020, and the UK and EU entered into a new trading relationship effective January 1, 2021. Although Brexit has occurred, the UK -EU relationship continues to evolve, including with respect to areas not comprehensively addressed by the current framework (including certain services and financial services). Brexit has caused, and may continue to cause, volatility in UK, EU, and global markets and may negatively affect issuers and markets through, among other things, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, potentially lower economic growth, and legal and regulatory uncertainty (including the potential for divergent UK and EU laws and regulations). These developments could adversely affect the value, liquidity, and/or valuation of a Portfolio’s investments (including investments in issuers with significant UK or EU exposure) and could make it more difficult for the Portfolio to enter into, value, or dispose of certain investments on favorable terms.
Emerging Markets Risk. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser. An “emerging market” country is generally any country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.
Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).
Foreign Currency Risk. Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns. Portfolios buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases, they will experience a loss. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging

Glossary
purposes. Because a Portfolio’s foreign investments are generally held in foreign currencies, a Portfolio could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
A Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. A Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.
In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Geographic Risk. If a Portfolio invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. Japan has a growing economic relationship with China and other Southeast Asian countries, and Japan’s economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy has experienced the effects of the global economic slowdown similar to the United States and Europe, and downturns in the economies of Japan’s key trading partners, such as the United States, China and/or countries in Southeast Asia, could also have a negative impact on the Japanese economy as a whole. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japan also has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. These issues may cause a continued slowdown of the Japanese economy.
Fund-of-Funds Risk. The costs of investing in a fund-of-funds may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without a fund-of-fund’s approval, which could force the fund-of-funds to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to it. In addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the fund-of-funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

Glossary
Headline Risk. Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Hybrid Securities Risk. Hybrid securities carry the risks associated with both debt and equity securities. In the event of bankruptcy, the claims of hybrid security holders are typically subordinate to those of traditional debt security holders. As a result, hybrid securities can be more volatile and riskier than traditional debt securities, and in some cases, even more volatile than traditional equity securities. Additionally, hybrid securities may not fully benefit from the gains of their issuer, leading to generally more limited potential returns compared to traditional equity securities, which do participate in such gains.
Stapled Securities Risk. A stapled security is comprised of two different securities - a unit of a trust and a share of a company -that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The value of stapled securities and the income derived from them may fall as well as rise. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Illiquidity Risk (SA JPMorgan Ultra-Short Bond Portfolio). Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down.
Income Risk. Income is interest payments from bonds or dividends from stocks. The ability of a Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from a Portfolio may drop as well.
Indexing Risk. Certain Portfolios are passively managed to an index and, as a result, a Portfolio generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively-managed mutual fund.
Initial Public Offering (“IPO”) Risk. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Insurer Risk. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the

Glossary
portfolio manager gives consideration to the credit quality of both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. To the extent a Portfolio holds insured securities, a change in the credit rating of any one or more of the insurers that insure the securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. Certain of the insurance companies that provide insurance for these securities provide insurance for subprime securities. If the value of these securities declines and/or the issuer defaults, such events increase an insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk of lower valuations and possible loss.
Investment Company Risk. Registered investment companies are investments by a Portfolio in other investment companies, including ETFs, which are registered in accordance with the federal securities laws. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “Exchange-Traded Funds Risk.”
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Unseasoned Companies Risk. Unseasoned companies are companies that have operated (together with their predecessors) less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.
Leverage Risk. A Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. A Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Loan Risk. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and illiquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A Portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a Portfolio’s liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institutions interests with respect to a loan may involve additional risks.

Junior loans, which have a lower place in the borrower’s

Glossary
capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.

Transactions in loans may settle on a delayed basis, resulting in the proceeds from the sale of a loan not being available to make additional investments or to meet a Portfolio’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Loan Participations and Assignments Risk. Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Typically, there is no liquid market for participations and assignments; a Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio’s ability to dispose of particular assignments or participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
Transactions in loan participations and assignments may settle on a delayed basis, resulting in the proceeds from the sale of a loan participation or assignment not being available to make additional investments or to meet a Portfolio’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Portfolio may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Market Risk. A Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings, adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts; trade wars and similar conflicts, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Market Capitalization Risk. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and Underlying Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios and Underlying Portfolios, except as noted in a Portfolio’s or Underlying Portfolio’s Summary:
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Large-Cap Companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of

Glossary
February 28, 2026, the market capitalization range of the companies in the Russell 1000® Index was between approximately $17,085 million to $4.32 trillion.
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Mid-Cap Companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Value Index to the market capitalization of the largest company in the Russell Midcap® Value Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell Midcap® Value Index was $12,717 million to $128.842 billion.
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Small-Cap Companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell 2000® Index was $1,009 million to $39.26 billion.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Micro-Cap Companies Risk. Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, a Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, a Portfolio may involve considerably more risk of loss and its returns may differ significantly from Portfolios investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk.
Mid-Cap Companies Risk. The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of mid-cap companies are also subject to the risks of small-cap companies, to a lesser extent.
Small-Cap Companies Risk. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth and experience in management. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Portfolio could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Portfolio realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Money Market Securities Risk. All of the Portfolios may invest part of their assets in high quality money market securities payable in U.S. dollars.
These high quality money market securities include:
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Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
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Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
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Commercial paper sold by corporations and finance companies.
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Corporate debt obligations with remaining maturities of 13 months or less.
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Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.
An investment in a Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any

Glossary
money market security and in the ability of an issuer to make payments of interest and principal.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Collateralized Debt Obligations (“CDOs”) Risk. CDOs are types of asset-backed securities and include collateralized bond obligations (i.e., trusts often backed by a diversified pool of high risk, below investment grade fixed income securities) and collateralized loan obligations (i.e., trusts typically collateralized by a pool of loans), among other trusts. CDOs may charge management and other administrative fees. The risks of an investment in a CDO depend largely on the quality and type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to being subject to the risks of securitized instruments generally, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or be downgraded; (iii) the risk that a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
CLOs Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
CMOs Risk. CMOs are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered

Glossary
by government guarantees. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater credit risk. In the event of default by an issuer of a CMO, a Portfolio will be less likely to receive payments of principal and interest. In addition to being subject to the risks of securitized instruments generally, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may not be backed by the full faith and credit of the U.S. Government. In addition to being subject to the risks of securitized instruments generally, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Management Risk. A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Bottom-Up Stock Selection Process is an investment approach utilized by SunAmerica or the subadviser that focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic cycles and market cycles. In bottom-up investing, SunAmerica or the subadviser focuses on specific companies and their fundamentals, rather than on the industry in which that company operates or on the greater economy as a whole. This approach assumes individual companies can do well even in an industry that is not performing, at least on a relative basis.
Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors. The factors that the adviser or subadviser may examine include a company’s financial condition (e.g., balance sheet strength, cash flow and profitability trends), earnings outlook, strategy, management, and overall economic and market conditions.
Qualitative Analysis uses subjective judgment based on nonquantifiable information, such as, but not limited to, management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.
Quantitative Analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain

Glossary
earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Model Risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the Portfolio having a lower return than if the Portfolio were managed using another model or investment strategy. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, changing sources of market returns, and issues in the construction and implementation of the models (including, but not limited to, software issues, issues related to uses of artificial intelligence and machine learning and other technological issues). A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. There is no guarantee that the subadviser’s use of these models will result in effective investment decisions for the Portfolio or enable the Portfolio to achieve its investment objective. Models depend heavily on the accuracy and reliability of historical data that is supplied by third parties or other external sources, and such data may be stale, missing, or unavailable. Models rely on correct data inputs, and if incorrect or incomplete data is entered into even a well-founded model, the resulting information will be incorrect. Any investment decision made in reliance on the investment model or resulting data may not produce the desired results and the Portfolio may realize losses. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.
“Passively Managed” Strategy Risk. A Portfolio or Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio or Underlying Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.
Securities Selection Risk. A strategy used by a Portfolio, or individual securities selected by SunAmerica or the subadviser, may fail to produce the intended return.
Value Investing Risk. A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category. The subadviser’s judgment, or sub-subadviser’s methodology indication, as applicable, that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Master Limited Partnerships (“MLPs”) Risk. MLPs are companies in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The value of MLPs fluctuate based on prevailing market conditions and the success of the MLP. In addition, unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Non-Diversification Risk (SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA Large Cap Growth Index Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio). Certain Portfolios are organized as “non-diversified” Portfolios,

Glossary
and the SA Large Cap Growth Index Portfolio may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents. A non-diversified Portfolio may invest a larger portion of its assets in the stocks of a single company than a diversified fund, and thus can concentrate in a smaller number of issuers. A Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.
Non-Hedging Foreign Currency Trading Risk. A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.
Operational Risk. The Portfolios are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Portfolios’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Portfolios seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks, such as disruptions in trading, valuation, shareholder servicing, or regulatory reporting even in the absence of a cybersecurity event.
Privately Placed Securities Risk. A Portfolio may have the ability, as previously listed in its investment strategy, to invest in privately placed securities, which are subject to resale restrictions. These investments are also subject to illiquidity and valuation risk. Privately placed securities are restricted securities and generally cannot be offered for public resale unless registered under the applicable securities laws or are subject to contractual restrictions that may make them difficult to sell. These securities will have the effect of increasing a Portfolio’s level of illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.
Reference Rate Replacement Risk. A Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Portfolio may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that are subject to contractual restrictions that may make them

Glossary
difficult to sell. Certain restricted securities (such as Rule 144A securities) may have established trading markets.
Risk of Conflict with Insurance Company Interests – Equity Exposure Management. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Risk of Conflict with Insurance Company Interests – Risk Management. Managing a Portfolio’s risks relative to its benchmark index may reduce the risks and hedging costs assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s investment strategy may have the effect of mitigating the financial risks to which the insurance companies are subject as a result of providing those guaranteed benefits and the hedging costs associated with providing such benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not employ the same risk management constraints.
Risk of Conflict with Insurance Company Interests – Volatility Management. Managing a Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of a Portfolio’s shareholders and the insurance companies providing these guaranteed benefits are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of a Portfolio’s management have the effect of mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, a Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Special Situations Risk. A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Real Estate Industry Risk. Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. A Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If a Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a

Glossary
regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from registration under the 1940 Act. REITs may be leveraged, which increases risk.
Technology Sector Risk. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.
Redemption Risk. A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the Portfolio’s net asset value per share to decline.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only the shareholder’s proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Portfolio’s income and the value of a Portfolio to decline.
Short Sales Risk. Short sales involve the selling of a security which a Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, a Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. A Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested. When a Portfolio sells futures contracts, it is exposed to the risks associated with short sales, including sudden and unlimited losses. Certain Portfolios are not required to make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.
Structured Notes Risk. Structured notes and other related instruments are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes a Portfolio to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Underlying Portfolios Risk. The risks of a Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, a Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement

Glossary
binds the seller as to delivery and binds the purchaser as to acceptance of delivery. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. A Portfolio may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. There is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Treasury Inflation-Protected Securities (“TIPS”) are U.S. Treasury securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
Volatility Control Risk and Volatility Management Risk. Please refer to the Portfolio Summary of each of SA Schroders VCP Global Allocation Portfolio, SA T. Rowe Price VCP Balanced Portfolio and SA VCP Index Allocation Portfolio for a description of the applicable risk with respect to the Portfolio.
About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from a multitude of local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Intermediate U.S. Government/Credit Index is a broad-based, fixed income index that measures the performance of U.S. dollar-denominated Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The securities in the Index must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.
The Bloomberg U.S. 7-10 Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least seven years and less than 10 years.
The Bloomberg U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
The Bloomberg U.S. Corporate Investment Grade Index represents investment grade within the Bloomberg U.S. Aggregate Bond Index.
The Bloomberg U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

Glossary
The Bloomberg U.S. Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg U.S. High Yield 2% Issuer Cap Index measures the performance of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped Bloomberg U.S. Corporate High Yield Index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.
The Bloomberg U.S. Universal Index measures the total U.S.-dollar-denominated, fixed-rate, taxable-bond market. The index includes investment-grade and non-investment-grade corporate, government, and securitized bonds with a maturity of one year or longer.
Additional Information about the Bloomberg Indices.“Bloomberg®” and the Bloomberg Indices referenced herein (the “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to SunAmerica. To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg is not affiliated with SunAmerica or a Third-Party Provider, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices of the Financial Products.
The FTSE NAREIT Equity REITs Index is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets.
The ICE BofA US 3-Month Treasury Bill Index is comprised of single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue.
The ICE BofA US 6-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, six months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.
The ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
The J.P. Morgan Global Government Bond Index (un-hedged) measures the performance of fixed-rate, local currency debt from high-income countries spanning North America, Europe, and Asia. It covers Eurozone, US Agency Bonds, and Cash Deposit Rates.
The MSCI ACWI ex USA Index (net)* captures large and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 24 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.
The MSCI EAFE Index (net)* is an equity index which captures large and mid-cap representation across developed market countries, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI EAFE Value Index (net)* is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The MSCI Emerging Markets IndexSM (net)* measures the performance of companies representative of the market structure of approximately 24 emerging market economies. The index covers approximately 85% of the free float-adjusted market capitalization in each country.
The MSCI World IndexSM (net)* measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.

Glossary
Additional Information about MSCI Indices. Certain of the Portfolios report Blended Index returns that use one or more end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to the blended returns as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.
The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 93% of the total market capitalization of the Russell 3000® Index.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap stocks.
The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2500® Growth Index measures the performance of small to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 97% of the U.S. equity market.
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
Additional Information About the Russell Indices. The Russell Indices are each a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
The S&P 500® Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum.
The S&P 500® Index tracks the common stock performance of 500 large-capitalization companies publicly traded in the United States. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. The constituents for the growth and value segments are drawn from the S&P 500® Index. A stock can be in both the growth and value segments.
The S&P 500® Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across three factors including: the ratios of book value, earnings, and sales to price.
The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.
Additional Information About the S&P Indexes. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are trademarks of S&P. The Portfolios are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no

Glossary
representation regarding the advisability of investment in such Portfolios.
*
The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Management
Information about the Investment Adviser
and Manager

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $42.3 billion as of January 31, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”).
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Financial Statements and Other Information filed on Form N-CSR for the period ended January 31, 2026. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of Seasons Series Trust.
Management Fee. For the fiscal year ended January 31, 2026, each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets. The actual management fee rate paid by each Portfolio for the fiscal year ended January 31, 2026 disclosed below takes into account the advisory fee waivers that were in effect for certain Portfolios during the fiscal year.
Portfolio	Fee
SA AB Growth Portfolio	0.61%
SA AB Small & Mid Cap Value Portfolio	0.86%
SA BlackRock Advantage International Portfolio	0.79%
SA BlackRock Multi-Factor 70/30 Portfolio	0.23%
SA Emerging Markets Equity Index Portfolio	0.45%
SA Federated Hermes Corporate Bond Portfolio	0.52%
SA Fidelity Institutional AM® Global Equities Portfolio	0.74%
SA Fidelity Institutional AM® International Growth Portfolio	0.77%
SA Fidelity Institutional AM® Real Estate Portfolio	0.77%
SA Fixed Income Index Portfolio	0.29%
SA Fixed Income Intermediate Index Portfolio	0.29%
SA Franklin BW U.S. Large Cap Value Portfolio	0.67%
SA Franklin Small Company Value Portfolio[1]	0.88%
SA Franklin Systematic U.S. Large Cap Core Portfolio	0.48%
SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%
SA Franklin Tactical Opportunities Portfolio	0.70%
SA Global Index Allocation 60/40 Portfolio	0.10%
SA Global Index Allocation 75/25 Portfolio	0.10%
SA Global Index Allocation 90/10 Portfolio	0.10%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.70%
SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%
SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40%
SA Invesco Growth Opportunities Portfolio	0.74%
SA Janus Focused Growth Portfolio	0.75%
SA JPMorgan Diversified Balanced Portfolio	0.59%
SA JPMorgan Emerging Markets Portfolio	0.99%
SA JPMorgan Equity-Income Portfolio	0.56%
SA JPMorgan Large Cap Core Portfolio	0.66%
SA JPMorgan MFS Core Bond Portfolio	0.50%
SA JPMorgan Mid-Cap Growth Portfolio	0.73%
SA JPMorgan Ultra-Short Bond Portfolio	0.46%
SA Large Cap Growth Index Portfolio	0.30%
SA Large Cap Index Portfolio	0.22%
SA Large Cap Value Index Portfolio	0.30%
SA MFS Large Cap Growth Portfolio	0.65%
SA MFS Massachusetts Investors Trust Portfolio	0.66%
SA MFS Total Return Portfolio	0.66%
SA Mid Cap Index Portfolio	0.30%
SA PIMCO Global Bond Opportunities Portfolio	0.62%
SA PIMCO RAE International Value Portfolio	0.75%

Management
Portfolio	Fee
SA PineBridge High-Yield Bond Portfolio	0.64%
SA Putnam International Value Portfolio	0.84%
SA Schroders VCP Global Allocation Portfolio	0.84%
SA Small Cap Index Portfolio	0.31%
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	0.69%
SA T. Rowe Price VCP Balanced Portfolio	0.76%
SA VCP Dynamic Allocation Portfolio	0.20%
SA VCP Dynamic Strategy Portfolio	0.21%
SA VCP Index Allocation Portfolio	0.20%
1
The Adviser has voluntarily agreed, through April 30, 2027, to waive its advisory fee under the Investment Advisory and Management Agreement with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio, after taking into account a separate Advisory Fee Waiver Agreement with respect to the Portfolio, is equal to 0.90% of the Portfolio’s average daily net assets on the first $200 million, 0.82% of the Portfolio’s average daily net assets on the next $300 million, and 0.80% of the Portfolio’s average daily net assets thereafter.
SunAmerica has voluntarily agreed until further notice to waive its advisory fee in an amount equal to a subadvisory fee waiver SunAmerica receives from JPMorgan (defined below) with respect to the SA JPMorgan Diversified Balanced Portfolio, and in an amount equal to a subadvisory fee waiver it receives from AllianceBernstein (defined below) with respect to each of the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio.
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of certain Portfolios through April 30, 2027, so that the Portfolios’ Total Annual Portfolio Operating Expenses do not exceed the limits set forth in the agreement.
For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to each Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the applicable share class of the Portfolio to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. Each agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
Commission Recapture Program. Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolios’ “Other Expenses” have been reduced. The “Other Expenses” shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Each Portfolio, other than the SA BlackRock Advantage International, SA BlackRock Multi-Factor 70/30, SA Emerging Markets Equity Index, SA Federated Hermes Corporate Bond, SA Fixed Income, SA Fixed Income Intermediate, SA Franklin Small Company Value, SA Franklin Systematic U.S. Large Cap Core Portfolio, SA Franklin Systematic U.S. Large Cap Value Portfolio, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Goldman Sachs Multi-Assets Insights, SA Index Allocation 60/40, SA Index Allocation 80/20, SA Index Allocation 90/10, SA International Index, SA JPMorgan MFS Core Bond, SA JPMorgan Ultra-Short Bond, SA Large Cap Growth Index, SA Large Cap Index, SA Large Cap Value Index, SA MFS Large Cap Growth, SA MFS Massachusetts Investors Trust, SA MFS Total Return, SA Mid Cap Index, SA PIMCO Global Bond Opportunities, SA PIMCO RAE International Value, SA PineBridge High-Yield Bond, SA Putnam International Value, SA Schroders VCP Global Allocation, SA Small Cap Index, SA T. Rowe Price Allocation Moderately Aggressive, SA T. Rowe Price VCP Balanced, SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, SA VCP Index Allocation Portfolios, participated in the commission recapture program for the period ended January 31, 2026.
Acquired Fund Fees And Expenses. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized net expenses of, the particular acquired fund.
Information about the Investment
Adviser’s Management of Certain Portfolios

SunAmerica is responsible for making the day-to-day investment decisions for the SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index

Management
Allocation 80/20 and SA Index Allocation 90/10, and the Fund-of-Funds Component of SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios.
The SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10 Portfolios and the Fund-of-Funds Component of the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios are managed by Andrew Sheridan, Manisha Singh, CFA and Robert Wu, CFA. Mr. Sheridan, Senior Vice President and Lead Portfolio Manager of the Asset Allocation Team, joined SunAmerica in 2003. He also has served as a portfolio manager of the rules-based, ESG and index funds and was an equity research analyst specializing in the technology sector. Prior to joining SunAmerica, he worked as an analyst in the research department at U.S. Trust and was in the market research division of Greenwich Associates. Ms. Singh joined SunAmerica in June 2017 as Co-Portfolio Manager for the asset allocation fund-of-funds. Prior to joining SunAmerica, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts. Mr. Wu joined SunAmerica in 2011, serving as Director of Manager Research and AVP Investments before his current role as Portfolio Manager in the Asset Allocation Team. Prior to joining SunAmerica, Mr. Wu worked at Bjurman, Barry & Associates for over 11 years, where he served as Portfolio Manager and Senior Research Analyst managing growth equity portfolios.
Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate any agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Financial Statements and Other
Information filed on Form N-CSR for the period ended January 31, 2026.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.
AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 501 Commerce Street, Nashville, TN 37203. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2026, AllianceBernstein had approximately $875 billion in assets under management.
AllianceBernstein does business in certain circumstances, including its role as subadviser to the SA AB Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein.
The SA AB Growth Portfolio is managed by John H. Fogarty and Vinay Thapar. Mr. Fogarty, Senior Vice President, has been Team Leader of U.S. Mid Cap Fundamental Growth since 2008. Mr. Fogarty joined the U.S. Growth team in 2009 as a portfolio manager for the U.S. Growth and U.S. Growth and Income services. In 2012, Mr. Fogarty became a portfolio manager for U.S. Large Cap Growth. Mr. Fogarty rejoined AllianceBernstein in 2007 as a fundamental growth research analyst. Mr. Thapar, Senior Vice President, joined AllianceBernstein in 2011. Mr. Thapar has been a member of the U.S. Growth team for six years as a healthcare analyst. Messrs. Fogarty and Thapar hold the Chartered Financial Analyst (CFA) designation.
The SA AB Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor and Erik Turenchalk. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid-Cap Value Equities. Mr. Turenchalk joined AllianceBernstein in 1999 and is currently the Portfolio Manager for Small and Mid-Cap Value Equities.

Management
The SA VCP Dynamic Allocation and SA VCP Dynamic Strategy Portfolios are managed by Joshua Lisser and Ben Sklar. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and a member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies.
BlackRock Investment Management, LLC (BlackRock) is located at 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $14.041 trillion in assets under management as of December 31, 2025.
The SA BlackRock Multi-Factor 70/30 Portfolio is managed by Philip Hodges, PhD, Scott Radell, He Ren and Jeff Rosenberg. Dr. Hodges, PhD, Managing Director, is Chief Investment Officer for BlackRock’s Factor-Based Strategies Group. Dr. Hodges is responsible for delivering investment performance and driving innovation for BlackRock’s factor investment platform, including the firm’s flagship macro and style factor strategies, Market Advantage and Style Advantage. The group optimizes factors to help meet investment outcomes, such as retirement savings, factor advisory mandates and bespoke factor solutions, and develops factor analytics tools leveraging BlackRock’s Aladdin platform. Dr. Hodges’ service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Previously, Dr. Hodges has served as a research officer within the Client Solutions group in San Francisco and a quantitative analyst within the Liability Driven Investment team in London. Prior to joining BGI, Dr. Hodges was a post-doctoral research associate in physical chemistry at the University of Oxford and University Lyon I. Dr. Hodges earned a MChem degree in chemistry and a D.Phil. in molecular spectroscopy from the University of Oxford in 2002 and 2006, respectively.
Mr. Radell, Managing Director, is the Head of San Francisco Core Portfolio Management (Core PM) within Global Fixed Income, responsible for the management and oversight of all the Americas Index, iShares, and model based active fixed income funds. Mr. Radell’s service with the firm dates back to 2003, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Before founding the Portfolio Solutions Group, he was a portfolio manager responsible for BGI’s active investment grade long-only and long/short cross-over portfolios. Prior to joining BGI, Mr. Radell served for over seven years as an analyst for corporate bond and Commercial Mortgage Backed Securities for
Morgan Stanley Investment Management. Mr. Radell began his career as a fixed income client service and mortgage analyst at BARRA. Mr. Radell earned a BA degree in quantitative economics and decision sciences from the University of California at San Diego in 1992.
Mr. Ren, Director, is a senior researcher in BlackRock’s Factor-Based Strategies Group and a portfolio manager of the team’s Market Advantage and Factor Rotation strategies. As a member of the investment team, he is responsible for managing factor-based risk premia strategies and risk parity strategies for institutional and retail clients. His research focus includes macro and style factor investment strategies, factor timing and factor-based asset allocation. Mr. Ren earned BSc degrees in computer science and economics from Peking University in 2013 and a Master of Financial Engineering from the University of California Berkeley in 2015.
Mr. Rosenberg, CFA, Managing Director, leads active and factor investments for mutual funds, institutional portfolios and ETFs within BlackRock’s Systematic Fixed Income (“SFI”) portfolio management team. In this role he serves as a member of the SFI Investment and Executive Committees and as a senior portfolio manager for a number of our investment products including the Systematic Multi-Strategy fund. Mr. Rosenberg’s service with the firm dates back to 2011, when he joined the Fundamental fixed income group as Chief Investment Strategist for fixed income. In 2016, this role transitioned into the BlackRock Investment Institute. His responsibilities included helping to develop BlackRock’s strategic and tactical views on sector allocation within fixed income, currencies and commodities. Prior to joining BlackRock, Mr. Rosenberg spent nearly 10 years at Bank of America Merrill Lynch as the Chief Credit Strategist coordinating strategy across all fixed income, securitized assets, credit, FX and commodities. In addition, Mr. Rosenberg specialized in quantitative credit modeling and developed the first commercialized credit portfolio analytics system from a dealer firm. Mr. Rosenberg earned a Master of Science degree in Computational Finance from Carnegie Mellon, a BA in Mathematics from the University of Minnesota, and a BA in Finance from the University of Wisconsin.
The SA BlackRock Advantage International Portfolio is managed by Raffaele Savi, Kevin Franklin and Richard Mathieson. Mr. Savi, Senior Managing Director, is Global Head of BlackRock Systematic (“BSYS”) and Co-CIO and Co-Head of Systematic Active Equities. Mr. Savi is a member of BlackRock’s Global Executive Committee and its Investment Sub Committee, Talent Sub Committee, and Aladdin & Technology Sub Committee. Additionally, he is the GEC Executive Sponsor for BlackRock’s Interfaith, Culture and Allies Network. As head of BSYS,

Management
Mr. Savi leads the firm’s quantitative investing teams, including fixed income, equity and factor strategies. In 2006, Mr. Savi joined Barclay’s Global Investors (“BGI”), which merged with BlackRock in 2009. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997. Mr. Franklin, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined BlackRock in 2010, building on five prior years of service with BGI. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000. Mr. Mathieson, Managing Director, is a member of BlackRock’s Systematic Active Equity Investment Group. He is a portfolio manager responsible for global equity strategies. Prior to this, he led the Investment Strategy team in EMEA for Systematic Active Equity. Mr. Mathieson’s service with BlackRock dates back to 2002, including his years with BGI. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.
The SA Emerging Markets Equity Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio are each managed by Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.
Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BGM. She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BGM provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with BGI. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, CFA, Managing Director, is Americas Head of Institutional Portfolio Management for Index
Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for all Institutional and Sub-Advised products. He leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.
Matt Waldron, CFA, Managing Director, is Co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). Matt co-leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group (BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.
Steven White, Managing Director, is the Head of Americas Index Equity ETF Portfolio Management within BlackRock Global Markets & Index Investments (BGM). In this role, he leads the portfolio management teams responsible for all U.S., Canadian, and Latin American iShares ETFs. Steven joined BlackRock in 2011 and has held several senior leadership positions. Most recently, he served as Co-Chief Investment Officer across Global Index Equity, where he oversaw investment and performance risk management, engaged with index providers, and helped shape global investment policy and strategy across Index Equity products. He earned a bachelor’s degree in economics and an MBA from San Diego State University.
The SA Fixed Income Index Portfolio and the SA Fixed Income Intermediate Index Portfolio are managed by Jonathan Graves, Marcus Tom and James Mauro.
Jonathan Graves, CFA, Managing Director, is Head of Credit within BlackRock’s Index Fixed Income (“IFI”) Portfolio Management team in the Americas. Mr. Graves’ team is responsible for managing US based iShares and indexed corporate credit portfolios. Previously, Mr. Graves

Management
was a senior portfolio manager in the US Fixed Income Group responsible for implementing credit trading across investment grade, high yield and credit long/short strategies. Prior to joining Barclay’s Global Investors (“BGI”), which merged with BlackRock in 2009, he managed active investment grade corporate bond portfolios at Banc of America Capital Management. Mr. Graves earned a BS degree in finance from the California State University, Northridge in 1987 and an MBA in finance from the University of California, Los Angeles in 1997.
Marcus Tom, Director, is head of BlackRock’s IFI Portfolio Management team in Atlanta. Mr. Tom’s service with the firm dates back to 2000, including his years with BGI. At BGI, he was an institutional index portfolio manager/trader. Currently, he leads the Securitized, US Rates, and Optimized Outcome Solutions teams across IFI’s suite of portfolios. His sector specialties include Agency MBS, US Treasuries, TIPS, Agencies, and Listed and OTC Derivatives. Mr. Tom earned a BA degree in Managerial Economics from the University of California, Davis, in 1999.
James Mauro, Managing Director, has been employed by BlackRock or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors.
Brandywine Global Investment Management, LLC (Brandywine) is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to other investment company portfolios. As of January 31, 2026, Brandywine’s total assets under management were approximately $65.2 Billion (including non-discretionary accounts). Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton).
The SA Franklin BW U.S. Large Cap Value Portfolio is managed by Henry F. Otto, Steven M. Tonkovich and Joseph J. Kirby. Mr. Otto, Managing Director and Portfolio Manager, joined Brandywine in 1988. Prior to joining the firm, Mr. Otto was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance. Mr. Otto is a member of the firm’s executive board. Mr. Tonkovich, Managing Director and Portfolio Manager, joined Brandywine in 1989. Prior to joining the firm, Mr. Tonkovich was with the Wharton
School of the University of Pennsylvania as a research analyst in the Finance Department and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant. He is also a member of the firm’s executive board. Mr. Kirby, Portfolio Manager, joined Brandywine in 1994. Prior to joining the firm, Mr. Kirby was with CoreStates Financial Corporation as an auditor.
Federated Investment Management Company (Federated) is located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated is a wholly-owned subsidiary of Federated Hermes, Inc. Federated Advisory Services Company, an affiliate of Federated, is located at the same address and provides certain support services to Federated. The fee for these services is paid by Federated and not the SA Federated Hermes Corporate Bond Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2025, Federated and affiliated companies had approximately $902.6 billion in assets under management.
The SA Federated Hermes Corporate Bond Portfolio is managed by the following portfolio managers: Brian S. Ruffner and Randal Stuckwish. Mr. Ruffner joined Federated in 1994 and is currently a Vice President, Senior Portfolio Manager. Mr. Stuckwish joined Federated in 2013 and is currently a Vice President, Portfolio Manager. Mr. Stuckwish holds the Chartered Financial Analyst designation.
FIAM LLC (FIAM) has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM manages approximately $347.73 billion in assets worldwide as of December 31, 2025. FIAM is an indirectly-held subsidiary of FMR LLC.
SA Fidelity Institutional AM® Global Equities Portfolio is managed by Cesar Hernandez, CFA. Mr. Hernandez is a portfolio manager in the Equity division at Fidelity Investments. In this role, Mr. Hernandez developed the Select International discipline at Fidelity and has been responsible for managing Select International and Select Global portfolios on behalf of institutional investors since the discipline’s inception in 1989. Mr. Hernandez earned a BS from the Universidad Simon Bolivar and an MBA from Babson College.
The SA Fidelity Institutional AM® International Growth Portfolio is managed by Sammy Simnegar. Mr. Simnegar is Portfolio Manager of the Portfolio, which he has

Management
managed since May 2019. He also manages other funds. Since joining FIAM in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager.
The SA Fidelity Institutional AM® Real Estate Portfolio is managed by Samuel Wald, CFA. Mr. Wald is Portfolio Manager of the Portfolio, which he has managed since October 2013. He also manages other REIT portfolios. Since joining FIAM in 1996, Mr. Wald has worked as a research analyst and portfolio manager.
Franklin Advisers, Inc. (Franklin) is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2026, Franklin Templeton managed approximately $1.71 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in over 150 countries.
The SA Franklin Tactical Opportunities Portfolio is managed by Jacqueline Kenney, CFA, and Laura Green, CFA. Mrs. Kenney is a Vice President and serves as a Portfolio Manager at Franklin Templeton Investment Solutions. She is responsible for multi-asset strategies, included target-date, target-risk, volatility controlled, ESG and customized solutions. She was a member of the Portfolio Management group at QS Investors since 2010. Prior to joining QS Investors, Ms. Kenney was employed by its predecessor, Deutsche Asset Management Quantitative Strategies group. Ms. Green is a Vice President and serves as Portfolio Manager. She is responsible for multi-asset strategies, including target-date, target-risk, volatility-controlled, ESG and customized solutions. Ms. Green was also a member of the Portfolio Management team at QS Investors since 2010. Prior to joining QS Investors, Ms. Green was a member of its predecessor, Deutsche Asset Management Quantitative Strategies group, where she held portfolio manager and portfolio assistant positions.
Franklin compensates each of Brandywine and ClearBridge Investments, LLC (“ClearBridge”), the Portfolio’s sub-subadvisers, out of the subadvisory fees that it receives from SunAmerica. Neither SunAmerica nor the Portfolio compensates the Portfolio’s sub-subadvisers. Brandywine and ClearBridge are affiliates of Franklin. SunAmerica may terminate the subadvisory agreement with Franklin without shareholder approval.
Brandywine is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of January 31, 2026, Brandywine’s total assets under management were approximately $65.2 billion.
ClearBridge is located at One Madison Avenue, New York, New York 10010 and is an active equity manager offering a broad range of strategies across global developed and emerging markets, local markets, and real assets and income. ClearBridge has been committed to delivering long-term results through active management for more than 60 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of January 31, 2026, ClearBridge’s assets under management were approximately $213.1 billion, including $44.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge Investments consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiary in Australia, a part of Franklin Templeton Australia Limited doing business as ClearBridge Investments in Australia, a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada and ClearBridge Investment Management Limited in the United Kingdom. The business of Franklin Real Asset Advisors has been aligned with ClearBridge Investments.
The SA Franklin Systematic U.S. Large Cap Value Portfolio and SA Franklin Systematic U.S. Large Cap Core Portfolio are managed by Brett Risser, Chris Floyd, CFA and Sundaram Chettiappan, CFA.
Brett Risser is vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst

Management
in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a Bachelor of Science degree in computer information systems from Suffolk University.
Christopher Floyd is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Battery march Financial Management, which merged with QS Investors in 2014. Before Battery march, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a Bachelor of Arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.
Sundaram Chettiappan is a portfolio manager for Franklin Templeton Investment Solutions. He supports portfolio management, and design and development of Systematic Equity strategies. Mr. Chettiappan is a co-portfolio manager on Franklin Core Equity Funds, which employ a systematic equity approach in the US, EAFE, EM and Canada Equities space. He is also a co-portfolio manager for systematic equity portfolios for large institutional clients and the style premia products (ETF and UCITS). Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at Balyasny Asset Management where he was a senior quantitative researcher building deep fundamental sector-based long/short models within the systematic strategies group. Prior to that he spent 12 years at McKinley Capital Management working on multi-factor alpha modeling and portfolio construction for systematic strategies covering Global and Non-US equities including managing an Emerging Markets equity portfolio systematically for seven years using quantitative equity factors. He entered the financial services industry in 2006. Mr. Chettiappan holds a bachelor of engineering computer sciences and engineering degree from College of Engineering Guindy, Anna University and a master’s degree in quantitative and computational finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.
Franklin Mutual Advisers, LLC (FMA) is a Delaware limited liability company located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078. FMA is a wholly-owned subsidiary of Franklin Templeton.
The SA Franklin Small Company Value Portfolio is managed by Steven B. Raineri, the lead portfolio manager, Christopher M. Meeker, CFA and Nicholas Karzon, CFA.
Steven Raineri is a senior portfolio manager with Franklin Equity. He is the lead manager on the Franklin Small Cap Value and Franklin Mutual Small-Mid Cap Value strategies. Mr. Raineri has been in the financial services industry since 1993. Prior to joining Franklin Templeton in 2005 Mr. Raineri worked for WoodAllen Capital Management, Dresdner Kleinwort Wasserstein and Gabelli & Company. He also served as a business valuation consultant for Arthur Andersen and J&W Seligman Valuations. Mr. Raineri holds a B.B.A. in finance from the Bernard Baruch College Zicklin School of Business and an M.B.A. in finance from the Fordham University Gabelli School of Business.
Christopher Meeker, CFA, is a portfolio manager and research analyst for Franklin Equity. He is a portfolio manager on the Franklin Small Cap Value strategy and has research analyst responsibilities for the US small-cap industrials and materials sectors. Mr. Meeker has been in the financial services industry since 2000 and has been a value-focused equity research analyst since 2005, covering multiple sectors, market capitalizations and geographies. Prior to joining Franklin Templeton in September 2012 Mr. Meeker worked as a senior research analyst at Federated Global Investment Management with a focus on the international markets and coverage of the industrials, consumer and technology sectors. While at Federated, Mr. Meeker helped support the firm’s flagship international value fund, Federated International Leaders. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC, a boutique asset manager that employed a long-term and ’private market value’ based investment process. Mr. Meeker was a principal, portfolio manager and research analyst at the firm and initiated and managed the firm’s small/mid cap strategy for six years. Prior to his buy-side work Mr. Meeker spent six years as an investment banker with Houlihan Lokey Howard & Zukin, Inc. and AMT Capital Advisors, LLC specializing in

Management
M&A transactions and corporate valuation mandates. Mr. Meeker holds a B.A. in finance from Hobart College and is a Chartered Financial Analyst (CFA) charterholder.
Nick Karzon, CFA, is a portfolio manager and research analyst with Franklin Equity. He is a portfolio manager on the Franklin Small Cap Value strategy and has research analyst responsibilities for US small-cap equities within the financial services, REIT and regulated utility sectors. Prior to joining Franklin Templeton in April 2014, Mr. Karzon worked as an equity research analyst with Credit Suisse in New York where he covered US regional banks. Mr. Karzon holds a B.A. in economics from Yale University and is a Chartered Financial Analyst (CFA) charterholder.
Goldman Sachs Asset Management L.P. (GSAM) is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of December 31, 2025, GSAM, including its investment advisory affiliates, had approximately $3.35 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.
The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Alexandra Wilson-Elizondo and Siwen Wu. Alexandra Wilson-Elizondo is Co-Head of GSAM’s Multi-Asset Solutions (MAS) Group, Co-Chief Investment Officer and head of multi-asset funds and model portfolio management within the MAS team, focusing on the US market. She was previously a managing director and deputy head of global credit at MacKay Shields. She was also a member of the Investment Policy Committee, which formulated the group’s macroeconomic outlook and asset allocation decisions, and was responsible for the implementation of the investment process for the global credit team. She also served as a senior portfolio manager with oversight for the investment grade, high yield, global high yield and index strategies. Alexandra was a member of the firm’s Responsible Investing Advisory Committee and managed the ESG credit and multi-sector portfolios. Prior to joining Mackay Shields in 2015, she spent seven years at Vanguard as a manager on the taxable money market desk and as head of corporate credit risk for Vanguard’s fixed income index funds and ETFs. She has been in the investment industry since 2008. In 2019, she was the recipient of the Markets Media Women in Finance award for Excellence in Fixed Income. Alexandra received a BA from Haverford College and an MBA from NYU’s Stern School of Business. Siwen is a managing director and senior portfolio manager in Multi-Asset Solutions (MAS) within Goldman Sachs Asset Management, serving as global head of MAS Third Party Wealth
Portfolio Management. He oversees the portfolio design and management of multi-asset funds, sub-advisory mandates, and retail models. Prior to joining MAS in 2014, he worked on risk analysis and capital efficiency projects with Securities Division trading desks. Siwen joined Goldman Sachs in 2011 as an analyst and was named managing director in 2025. Siwen earned a BS in Finance and Statistics from the Stern School of Business at New York University in 2011.
Invesco Advisers, Inc. (Invesco) is located at 1331 Spring Street, N.W., Suite 2500, Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of January 31, 2026, Invesco Ltd. managed approximately $2,231.7 billion in assets, which includes Invesco Advisers, Inc.
The SA Invesco Growth Opportunities Portfolio is managed by Juan Hartsfield, CFA, Clay Manley, CFA, and Justin Sander, CFA. Mr. Hartsfield, Lead Portfolio Manager of Invesco, and Messrs. Manley and Sander, each a Portfolio Manager of Invesco, are responsible for the execution of the overall strategy of the Portfolio. Mr. Hartsfield has been associated with Invesco and/or its affiliates since 2004. Mr. Manley has been associated with Invesco and/or its affiliates since 2001. Mr. Sander has been associated with Invesco and/or its affiliates since 2013.
Janus Henderson Investors US LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. As of December 31, 2025, JHG had approximately $493.2 billion in assets under management.
The SA Janus Focused Growth Portfolio is managed by Brian Recht and Nick Schommer, CFA. Each is a Co-Portfolio Manager and shares responsibility for the day-to-day management of the Portfolio, with no limitation on the

Management
authority of one co-portfolio manager in relation to the other. Mr. Recht is Co-Portfolio Manager of the Portfolio since March 2022. He is also a Portfolio Manager of other Janus accounts and performs duties as analyst. Mr. Recht joined Janus in 2015. He holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School. Mr. Schommer, CFA, is Executive Vice President and Co-Portfolio Manager at Janus and has co-managed the Portfolio since 2016. He also has co-managed the Concentrated Growth and Concentrated All Cap Growth strategies since 2016. Previous to his investment management career, Mr. Schommer was a captain in the United States Army and served in Iraq and Kuwait. He was awarded the Bronze Star Medal for exceptionally distinguished service during Operation Iraqi Freedom. Mr. Schommer received his Bachelor of Science degree in Chemistry from the United States Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi. He earned his Master of Business Administration degree from the University of California, Los Angeles, Anderson School of Management, where he was a Student Investment Fund Fellow. Mr. Schommer holds the Chartered Financial Analyst designation.
J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2025, JPMorgan together with its affiliated companies had approximately $4.1 trillion in assets under management.
The SA JPMorgan Diversified Balanced Portfolio is managed by Jeffrey Geller, Morgan Moriarty and Gary Herbert. Mr. Geller joined the firm in 2006 and is a managing director and North America Chief Officer of Multi-Assets Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Mr. Geller is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternatives exposure. He is a CFA charterholder and is Series 24, 7, and 63 licensed. Ms. Moriarty is an Executive Director and a CFA charterholder. She is a portfolio manager in the Multi-Asset Solutions team and an employee of the firm since 2011. Ms. Moriarty focuses on asset allocation, portfolio construction manager selection and global tactical asset allocation across multi-asset class portfolios. Gary Herbert, CFA, managing director, is U.S. Head of Global Asset Tactical Asset Allocation (GTAA) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Mr. Herbert oversees the investment process for GTAA. He joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7 billion in assets under management as Global Head of Credit and Multisector strategies. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental and quantitative research and decision-making, and led global marketing efforts for credit strategies. His more than 25 years research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC and Morgan Stanley Investment Management. Mr. Herbert has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University.
The SA JPMorgan Emerging Markets Portfolio utilizes a team-based approach and is managed by Joyce Weng, CFA and Harold Yu, CFA. Ms. Weng, an Executive Director and CFA charterholder, is the Lead Portfolio Manager for the Portfolio. An employee since 2010, she was on the U.S. Equity Behavioral Finance team from 2010 to 2011. Mr. Yu, CFA, an Executive Director, is Portfolio Manager for the GEM Diversified Equity Plus and GEM Diversified strategies within the Emerging Markets and Asia Pacific (EMAP) Equities team based in London. Prior to this he was a product analyst covering the GEM Core strategies. He joined the team in February 2014 from Aviva Investors, where he worked in equity derivatives. Mr. Yu obtained a B.A. in Mathematics and Economics from Grinnell College in 2011 and M.Eng. in Financial Engineering from Cornell in 2013. He holds the FRM designation and is a CFA charterholder.
The SA JPMorgan Equity-Income Portfolio is managed by Andrew Brandon, Managing Director of JPMorgan, and David Silberman, Managing Director of JPMorgan. As portfolio managers, Messrs. Brandon and Silberman share authority in the day-to-day management of the Portfolio. An employee of JPMorgan since 2000, Mr. Brandon has been an investment analyst in JPMorgan’s U.S. Equity Group since 2004. He is a CFA charterholder. An employee since 1989, Mr. Silberman assumed his current role in 2019. Prior to his current role, Mr. Silberman was the Head of the JPMorgan’s Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008.

Management
The SA JPMorgan Large Cap Core Portfolio is managed by Scott Davis and Shilpee Raina. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2014. Previously, he was an analyst in the U.S. Equity Research Group. Ms. Raina is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee since 2005, Ms. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors.
The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by JPMorgan is managed by Richard Figuly, Justin Rucker, Andy Melchiorre and Edward Fitzpatrick III. Mr. Figuly, Managing Director, is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. An employee of JPMorgan or its predecessor firms since 1993, Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and head of GFICC’s Core Bond team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios. Mr. Rucker, Managing Director, an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond institutional taxable bond portfolios. Mr. Melchiorre, Managing Director, is a member of the GFICC group. Based in Columbus, he is a portfolio manager on the Core Bond strategy and is responsible for managing institutional taxable bond portfolios and fund vehicles. Before joining the firm in 2012, he worked at Wells Capital Management in structured products, focused on trading and portfolio management. Prior to this, he worked as an analyst for Summit Investment Partners covering all structured products. Mr. Melchiorre holds a B.S. in finance and real estate & urban analysis from The Ohio State University and is a CFA charterholder. Mr. Fitzpatrick, Managing Director, is a member of the GFICC group. Based in New York, he is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Mr. Fitzpatrick was the head of U.S. Short-Intermediate Fixed Income and Government specialist at Schroders Investment Management NA. Previously, he spent six years as a repo and FX trade at a subsidiary of The Bank of New York. Mr. Fitzpatrick holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.
The SA JPMorgan Mid-Cap Growth Portfolio is managed by Felise L. Agranoff, Managing Director of JPMorgan and a CFA charterholder, and Michael Stein, Managing
Director of JPMorgan and a CFA charterholder. Ms. Agranoff and Mr. Stein are co-portfolio managers and share authority in the day-to-day management of the Portfolio. Ms. Agranoff, managing director, is a senior member of the U.S. Equity Growth portfolio management team. An employee since 2004, Ms. Agranoff has been a portfolio manager since 2015 and a research analyst in JPMorgan’s U.S. Equity Group since 2004. She obtained a B.S. in Finance and Accounting from the McIntire School of Commerce at the University of Virginia. She is a member of the CFA Institute. An employee since 2014, Mr. Stein leads industrials & energy sector coverage for the JPMorgan Mid Cap Growth and Small Cap Growth Strategies and has been a co-portfolio manager for the Small Cap Growth Strategy since 2023. Prior to joining JPMorgan, Mr. Stein worked at Barclays and Morgan Stanley, covering electrical equipment and industrial conglomerates. Mr. Stein obtained a B.S. in Finance from the Wharton School, a B.S.E. in Mechanical Engineering from the University of Pennsylvania School of Engineering and Applied Sciences.
The SA JPMorgan Ultra-Short Bond Portfolio is managed by James McNerny and Karl Lohninger. Mr. McNerny is a portfolio manager within the Global Liquidity business. In this role, Mr. McNerny oversees managed reserves portfolios and is the lead portfolio manager for the JPMorgan Ultra-Short Income ETF (JPST). An employee since 2000, Mr. McNerny has previously served as a fixed income portfolio manager and product specialist in both London and New York, focusing on liquidity, short duration, broad market, extended market and total return products for clients throughout the EMEA and U.S. regions. Mr. McNerny began his career as an analyst at the firm. Mr. McNerny holds a B.S. in operations management from the University of Scranton and an M.S. in finance from London Business School and holds Series 3, 7 and 63 licenses. Mr. Lohninger is a portfolio manager and corporate credit trader within the Global Liquidity business. Mr. Lohninger has served as a portfolio manager since 2010. In recent years, Mr. Lohninger has shifted his focus to credit strategy, trade idea generation and execution for the desk. An employee since 2007, Mr. Lohninger has previously served in the firm’s Data Integrity Group. Prior to joining the firm, Mr. Lohninger was a senior mortgage loan officer at Key Bank. Mr. Lohninger holds a B.S. in economics and international business from Bloomsburg University and an M.B.A. in finance from Montclair State University. Mr. Lohninger is a CFA charterholder.
Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the

Management
first mutual fund, Massachusetts Investors Trust. MFS® is located at 111 Huntington Avenue, Boston, MA 02199. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under the management of the MFS® organization were approximately $651 billion as of December 31, 2025. MFS® is a registered trademark of Massachusetts Financial Services Company.
The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by MFS is managed by Joshua P. Marston and Alexander M. Mackey. Mr. Marston, Investment Officer, has been employed in the investment area of MFS since 1999. Mr. Mackey, Investment Officer, has been employed in the investment area of MFS since 2001.
The SA MFS Large Cap Growth Portfolio is managed by Matthew W. Krummell, Jonathan W. Sage, John E. Stocks, Nathan G. Bryant, CFA, and Jenney Zhang, CFA. Mr. Krummell, Investment Officer and Lead Portfolio Manager, has been employed in the investment area of MFS since 2001. Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities on the SA MFS Large Cap Growth Portfolio. Mr. Sage, Investment Officer, has been employed in the investment area of MFS since 2000. Mr. Stocks, Investment Officer, has been employed in the investment area of MFS since 2001. Nathan G. Bryant, CFA, Investment Officer, has been employed in the investment area of MFS since 2015. Jenney Zhang, CFA, Investment Officer, has been employed in the investment area of MFS since 2011.
The SA MFS Massachusetts Investors Trust Portfolio is managed by Jude Jason and Alison O’Neill Mackey. Mr. Jason, Investment Officer, has been employed in the investment area of MFS since 2012. Ms. O’Neill Mackey, Chief Investment Officer, has been employed in the investment area of MFS since 2005.
The SA MFS Total Return Portfolio is managed by Steven R. Gorham, Alexander M. Mackey, Joshua P. Marston, Johnathan Munko and Philipp S. Burgener, CFA. Mr. Gorham, Investment Officer, has been employed in the investment area of MFS since 1992. Mr. Mackey, Investment Officer, has been employed in the investment area of MFS since 2001. Mr. Marston, Investment Officer, has been employed in the investment area of MFS since 1999. Mr. Munko, Investment Officer, has been employed in the investment area of MFS since 2010. Mr. Burgener, Investment Officer, has been employed in the investment area of MFS since 2003. The portfolio managers’ primary roles are as follows: Messrs. Gorham and Munko: Equity Securities Portfolio Managers; Messrs. Mackey and
Burgener: Investment Grade Debt Instruments Portfolio Managers; and Mr. Marston: Debt Instruments Portfolio Manager.
Pacific Investment Management Company, LLC (PIMCO) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO manages $2.26 trillion in assets, including $1.84 trillion in third-party client assets as of 31 December 2025. Assets include $81.0 billion in real estate, as measured by net asset value (which excludes uncalled capital) as of 30 September 2025 (gross asset value equivalent of $93.5 billion), managed by Prime Real Estate, an affiliate and wholly-owned subsidiary of PIMCO and PIMCO Europe GmbH, that includes PIMCO Prime Real Estate GmbH, PIMCO Prime Real Estate LLC and their subsidiaries and affiliates. PIMCO Prime Real Estate LLC investment professionals provide investment management and other services as dual personnel through Pacific Investment Management Company LLC. PIMCO Prime Real Estate GmbH operates separately from PIMCO. PIMCO’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
The SA PIMCO Global Bond Opportunities Portfolio is managed by Andrew Balls, Sachin Gupta and Lorenzo Pagani. Mr. Balls is PIMCO’s CIO Global Fixed Income. Based in the London office, he oversees the firm’s European, Asia-Pacific, emerging markets and global specialist investment teams. He manages a range of global portfolios and is a member of the Investment Committee. Previously, he oversaw European portfolio management, and was a global portfolio manager in the Newport Beach office and the firm’s global strategist. Prior to joining PIMCO in 2006, he was an economics correspondent and columnist for the Financial Times in London, New York and Washington, DC. He has 25 years of investment and economics/financial markets experience and holds a bachelor’s degree from Oxford and a master’s degree from Harvard University. He was a lecturer in economics at Keble College, Oxford. Mr. Balls was nominated by Morningstar in 2013 for European Fixed-Income Fund Manager of the Year. He is a director of Room to Read, a nonprofit that promotes literacy and gender equality in education in low-income countries. Mr. Gupta is a managing director and global portfolio manager in the Newport Beach office, where he leads the global desk. He is an advisory member of the Asia-Pacific Portfolio Committee and has previously served on the Investment Committee, the European Portfolio Committee, and the Emerging Markets Portfolio Committee. Previously at PIMCO, he was in the London office managing European liability-driven investment (LDI) portfolios, and in the Singapore office on the global portfolio management team. In these roles, he has

Management
focused on investments in government bonds and foreign exchange as well as associated derivatives across global markets. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 27 years of investment experience and holds an MBA from XLRI, India. He received an undergraduate degree from Indian Institute of Technology, Delhi. Since 2018, he has served on the board of The Global FoodBanking Network (GFN), an international nonprofit working toward a hunger-free future in more than 30 countries. He is currently chair of the board of directors of GFN.
Dr. Pagani is a managing director and portfolio manager in the London office. He leads the European rates desk and is a member of the global bond and real return portfolio management teams, and is responsible for European and UK liability-driven investing (LDI) portfolio management. Additionally, he is a member of the European portfolio committee, the counterparty risk committee, and the best execution committee. He also serves as lead of talent management for portfolio management outside of the U.S. Dr. Pagani is also a director of PIMCO Europe Ltd. Prior to joining PIMCO in 2004, he was with the nuclear engineering department at the Massachusetts Institute of Technology (MIT) and with Procter & Gamble in Italy. He has 22 years of investment experience and holds a Ph.D. in nuclear engineering from MIT. He graduated from the Financial Technology Option program of MIT/Sloan Business School and holds a joint master of science degree from the Politecnico di Milano in Italy and the Ecole Centrale de Paris in France.
The SA PIMCO RAE International Value Portfolio is managed by Robert D. Arnott and Jim Masturzo, CFA.
Mr. Arnott is the founder and chairman of Research Affiliates, a subadvisor to PIMCO. In 2002, he established Research Affiliates as a research-intensive asset management firm that focuses on innovative multi-asset, active equity, and alternative indexation solutions. He is co-portfolio manager on the PIMCO All Asset and PIMCO All Asset All Authority strategies and is also co-portfolio manager of the PIMCO RAE (Research Affiliates Equity) strategies. Previous to Research Affiliates, he served as chairman of First Quadrant from 1998 to 2004, and before that as global equity strategist at Salomon Brothers, president of TSA Capital Management (now Analytic Investors), and vice president at The Boston Company. He has published more than 130 articles in journals such as the Journal of Portfolio Management, the Harvard Business Review, and the Financial Analysts Journal, where he also served as editor in chief from 2002 through 2006. He graduated summa cum laude from the University of California, Santa Barbara, in 1977 in economics, applied mathematics, and computer science.
Mr. Masturzo is CIO of Research Affiliates, a subadvisor to PIMCO. He leads the firm’s research efforts and alongside Rob Arnott, is a co-portfolio manager of the PIMCO All Asset and PIMCO All Authority funds and the PIMCO RAE (Research Affiliates Equity) strategies. Prior to joining Research Affiliates, he worked at Bloomberg, specializing in portfolio analytics. In this role, he advised portfolio managers on best practices related to performance measurement, attribution, and risk analytics for equity and fixed income portfolios. He holds an MBA from the Duke University Fuqua School of Business and a B.S. in electrical engineering from Cornell University. He holds the Chartered Financial Analyst designation and is a member of CFA Institute and CFA Society Orange County.
PineBridge Investments LLC (PineBridge) is a Delaware limited liability company located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022. PineBridge is a wholly owned indirect subsidiary of MetLife, Inc and is part of MetLife Investment Management, the institutional asset management business of MetLife. As of December 31, 2025, PineBridge, including its affiliates, managed approximately $741.7 billion in total assets.
The SA PineBridge High-Yield Bond Portfolio is managed by John Yovanovic, CFA and Jeremy Burton, CFA.
Mr. Yovanovic, CFA has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director, Head of High Yield Portfolio Management, and Co-Head of Leveraged Finance at PineBridge. He has worked at PineBridge since 2001. Mr. Yovanovic has a BBA from the University of Houston in 1991 and is a CFA Charterholder.
Mr. Burton joined the firm in 2004 and is a Portfolio Manager on PineBridge Investments’ Leveraged Finance team, where he is responsible for managing both high yield bond and leveraged loan portfolios. He previously served as a Credit Research Analyst and has covered a number of industries in the communications and consumer cyclical sectors.
Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at 100 Federal Street, Boston, MA 02110. Putnam is a wholly owned subsidiary of Putnam U.S. Holdings I, LLC (“Putnam Holdings”). Putnam Holdings is owned through a series of wholly-owned subsidiaries by Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2026, Franklin Templeton managed approximately $1.71 trillion in assets composed of mutual funds and other investment

Management
vehicles for individuals, institutions, pension plans, trusts and partnerships.
The SA Putnam International Value Portfolio (formerly, SA Putnam International Growth and Income Portfolio) is managed by Darren A. Jaroch, CFA and Lauren B. DeMore, CFA. Mr. Jaroch is a Portfolio Manager at Putnam and also manages other funds managed by Putnam or an affiliate. Mr. Jaroch joined Putnam in 1999 and has been in the investment industry since 1996. Ms. DeMore is a Portfolio Manager of Putnam’s U.S. large-cap value and international value strategies. Ms. DeMore joined Putnam in 2006 and has been in the investment industry since 2002.
Schroder Investment Management North America Inc. (SIMNA) is located at 7 Bryant Park, New York, NY 10018. SIMNA, through its predecessors, has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $1,107.9 billion under management as of December 31, 2025. In managing the SA Schroders VCP Global Allocation Portfolio, SIMNA has delegated certain investment management responsibilities to Schroder Investment Management North America Ltd., an affiliate of SIMNA, pursuant to a sub-subadvisory agreement.
The SA Schroders VCP Global Allocation Portfolio is managed by Ugo Montrucchio, CFA, CAIA, Marcus Durell and Mallory Timmermans.
Ugo Montrucchio, CFA, CAIA, is Head of Multi-Asset Investments, Europe, managing assets on behalf of Multi-Asset clients across US, UK and Europe is a member of the Global Asset Allocation Committee as well as the credit duration risk premia research team. Prior to joining Schroders, Ugo worked as a Director at BlackRock from 2007 (formerly Barclays Global Investors) where he was the lead portfolio manager specializing in diversified growth and risk parity strategies. He joined as a research associate in 2006 in the Liability Driven Investment (LDI) Team. Prior to this, Ugo worked as a fixed income investment analyst at Barings Asset Management from 2004 to 2006. He was the joint portfolio manager specializing in a bespoke cash-based LDI strategy. Ugo’s career commenced in 2000 at Barra International Ltd, where he worked as a consultant to portfolio/risk managers. Ugo is a CFA and CAIA Charterholder, a BSc in Economics from Università degli Studi di Torino, Italy and a MSc Finance from University of Greenwich, UK.
Marcus Durell is Head of FX, Index and Equity Derivative Investments. Prior to this Marcus was Head of Risk Managed Investments Portfolio Management since 2019.
Marcus joined Schroders in 2012 as a Senior Portfolio Manager Multi Asset Solutions. Prior to his experience at Schroders, Marcus held various positions at leading European investment banks in Fund derivatives and Exotic derivatives trading for nearly 4 years. Marcus started his career in finance in 2002 and has over 20 years’ experience. Marcus holds Post Graduate Diploma in Risk Management and Insurance from Deakin University and a Bachelor of Commerce from the University of Newcastle, Australia.
Mallory Timmermans is Head of Risk Managed Investments Portfolio Management, a team focusing on the delivery of custom growth solutions globally. Previous to this, she was a Portfolio Manager within Risk Managed Investments, Solutions. She joined Schroders in 2012 within Investment Risk and moved to Solutions in 2014. She is a CFA Charterholder and has an MSc in Risk & Stochastics from London School of Economics and BSc in Statistics with Economics minor from University of Waterloo, Canada.
T. Rowe Price Associates, Inc. (T. Rowe Price) is located at 1307 Point Street, Baltimore, MD 21231. T. Rowe Price provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. As of January 31, 2026, T. Rowe Price and its affiliates had approximately $1.80 trillion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts.
T. Rowe Price International Ltd. (TRPIL) is located at 60 Queen Victoria Street, London, United Kingdom. TRPIL is a UK corporation, organized in 2000 and a wholly owned subsidiary of T. Rowe Price. TRPIL is a registered investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the UK Financial Conduct Authority.
T. Rowe Price Investment Management, Inc. (TRPIM) is located at 1307 Point Street, Baltimore, MD 21231. TRPIM is a registered investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of T. Rowe Price.
T. Rowe Price Australia Limited (TRP Australia) is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia. TRP Australia is an Australian public company limited by shares organized and existing under the laws of Australia. TRP Australia is a wholly owned subsidiary of TRPIL, which itself is a wholly owned subsidiary of T. Rowe Price.

Management
The SA T. Rowe Price Allocation Moderately Aggressive Portfolio is managed by Robert A. Panariello, CFA, CAIA, FRM, Charles M. Shriver, CFA, Christina Noonan, CFA, and Toby M. Thompson, CFA, CAIA. Robert Panariello is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price, and a quantitative analyst in the Asset Allocation Group, with research, product development, and portfolio management responsibilities. He is an Investment Advisory Committee member of the Global Allocation Fund. Robert joined the firm in 2005. Robert has also earned the CFA, Financial Risk Manager (FRM) and CAIA designations. Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. He has earned the CFA designation. Toby Thompson is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. He joined the firm in 2010, He has earned his CFA and Chartered Alternative Investment Analyst (CAIA) designations and is a Series 7 and 63 registered representative. Christina Noonan is a vice president of T. Rowe Price Associates, Inc. She is an associate portfolio manager in the Multi-Asset Division. She is a member of the Investment Advisory Committee of the Global Allocation Fund. She joined the firm in 2015, she has earned the Chartered Financial Analyst® designation.
The SA T. Rowe Price VCP Balanced and the Overlay Component of the SA VCP Index Allocation Portfolios are managed by Charles M. Shriver, CFA, Sean McWilliams, Christina Noonan*, CFA, and Toby M. Thompson, CFA, CAIA. Charles Shriver is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager for several asset allocation portfolios within the T. Rowe Price Asset Allocation Group. Mr. Shriver is a Co-Chair of the T. Rowe Price Asset Allocation Committee and has been with the firm since 1991. He has earned the CFA designation. Sean McWilliams is a Vice President of T. Rowe Price. He is a portfolio manager and quantitative investment analyst in the Multi-Asset Division with research and portfolio management responsibilities. He is a member of the Investment Advisory Committee of the T. Rowe Price Global Allocation Fund. He joined the firm in 2009. Mr. McWilliams earned a B.A. in mathematics and applied mathematics/statistics and an M.S. in applied economics from the John Hopkins University. He also earned an M.S. in applied mathematics from the University of Maryland, Baltimore County. Toby Thompson is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is a portfolio manager within the T. Rowe Price Asset Allocation Group. He serves as co-portfolio manager of the T. Rowe Price Managed Volatility Strategy. He joined the firm in 2010, He has earned his CFA and CAIA designations and is a Series 7 and 63 registered representative. Christina Noonan is a vice president of T. Rowe Price Associates, Inc. She is an associate portfolio manager in the Multi-Asset Division. She is a member of the Investment Advisory Committee of the Global Allocation Fund. She joined the firm in 2015, she has earned the Chartered Financial Analyst® designation.
*With respect to the SA T. Rowe Price VCP Balanced Portfolio only.
Information about the Distributor

Directed Services LLC (the “Distributor”) distributes the Portfolios’ shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Account Information
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with Corebridge Financial, Inc. The term “Manager” as used in this Prospectus means either SunAmerica, the Trust’s investment adviser and manager, or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies, certain Portfolios of the Trust and certain series of Seasons Series Trust. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract owners who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign

Account Information
market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.
Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts, certain Portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
•
during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•
during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•
during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or a subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased

Account Information
brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).
Although shares of the Portfolios may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Portfolios.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Code. As

Account Information
long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

Financial Highlights
The following Financial Highlights tables for the Portfolios are intended to help you understand a Portfolio’s financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Financial Statements and Other Information for the fiscal year ended January 31, 2026, as filed with the SEC on Form N-CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio. Total returns for periods of less than one year are not annualized. The SA Morgan Stanley International Equities Portfolio was renamed to the SA BlackRock Advantage International Portfolio after the reporting period; accordingly, all references to the SA Morgan Stanley International Equities Portfolio herein relate to the SA BlackRock Advantage International Portfolio.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA AB Growth Portfolio — Class 1
01/31/22	$60.94	$(0.14)	$12.31	$12.17	$—	$(5.77)	$(5.77)	$67.34	19.15%	$1,263,728	0.62%	0.62%	(0.20)%	21%
01/31/23	67.34	(0.05)	(11.00)	(11.05)	—	(9.25)	(9.25)	47.04	(14.81)	1,006,381	0.63	0.63	(0.09)	32
01/31/24	47.04	0.01	13.63	13.64	—	(3.99)	(3.99)	56.69	30.18	1,051,608	0.63	0.63	0.01	22
01/31/25	56.69	(0.06)	14.15	14.09	—	(6.63)	(6.63)	64.15	25.07	1,042,939	0.63	0.63	(0.10)	26
01/31/26	64.15	(0.03)	5.41	5.38	—	(9.64)	(9.64)	59.89	8.43	1,019,986	0.63	0.63	(0.05)	24
SA AB Growth Portfolio — Class 2
01/31/22	60.16	(0.25)	12.17	11.92	—	(5.77)	(5.77)	66.31	18.98	92,511	0.77	0.77	(0.35)	21
01/31/23	66.31	(0.13)	(10.85)	(10.98)	—	(9.25)	(9.25)	46.08	(14.94)	71,481	0.78	0.78	(0.24)	32
01/31/24	46.08	(0.07)	13.33	13.26	—	(3.99)	(3.99)	55.35	29.98	80,211	0.78	0.78	(0.14)	22
01/31/25	55.35	(0.15)	13.81	13.66	—	(6.63)	(6.63)	62.38	24.90	84,277	0.78	0.78	(0.25)	26
01/31/26	62.38	(0.12)	5.25	5.13	—	(9.64)	(9.64)	57.87	8.26	73,415	0.78	0.78	(0.20)	24
SA AB Growth Portfolio — Class 3
01/31/22	59.10	(0.31)	11.96	11.65	—	(5.77)	(5.77)	64.98	18.86	603,138	0.87	0.87	(0.46)	21
01/31/23	64.98	(0.18)	(10.66)	(10.84)	—	(9.25)	(9.25)	44.89	(15.04)	540,157	0.88	0.88	(0.34)	32
01/31/24	44.89	(0.12)	12.97	12.85	—	(3.99)	(3.99)	53.75	29.86	622,829	0.88	0.88	(0.24)	22
01/31/25	53.75	(0.21)	13.40	13.19	—	(6.63)	(6.63)	60.31	24.76	706,980	0.88	0.88	(0.35)	26
01/31/26	60.31	(0.18)	5.08	4.90	—	(9.64)	(9.64)	55.57	8.16	699,205	0.88	0.88	(0.30)	24
SA AB Small & Mid Cap Value Portfolio — Class 1
01/31/22	15.17	0.17	4.25	4.42	(0.12)	(0.12)	(0.24)	19.35	29.09	152,224	0.96	0.91	0.90	58
01/31/23	19.35	0.14	(1.24)	(1.10)	(0.20)	(4.48)	(4.68)	13.57	(2.60)	126,040	0.97	0.92	0.86	41
01/31/24	13.57	0.09	0.10	0.19	(0.12)	(1.13)	(1.25)	12.51	3.01	108,028	0.97	0.92	0.75	50
01/31/25	12.51	0.09	2.02	2.11	(0.09)	(0.88)	(0.97)	13.65	16.81	97,404	0.97	0.91	0.70	56
01/31/26	13.65	0.09	0.40	0.49	(0.10)	(1.45)	(1.55)	12.59	4.72	90,026	0.98	0.91	0.70	66
SA AB Small & Mid Cap Value Portfolio — Class 2
01/31/22	15.16	0.14	4.25	4.39	(0.10)	(0.12)	(0.22)	19.33	28.91	10,768	1.11	1.06	0.74	58
01/31/23	19.33	0.12	(1.24)	(1.12)	(0.16)	(4.48)	(4.64)	13.57	(2.70)	9,265	1.12	1.07	0.71	41
01/31/24	13.57	0.08	0.09	0.17	(0.10)	(1.13)	(1.23)	12.51	2.82	8,640	1.12	1.07	0.60	50
01/31/25	12.51	0.07	2.01	2.08	(0.07)	(0.88)	(0.95)	13.64	16.56	8,773	1.12	1.06	0.54	56
01/31/26	13.64	0.07	0.41	0.48	(0.08)	(1.45)	(1.53)	12.59	4.61	8,207	1.13	1.06	0.55	66
SA AB Small & Mid Cap Value Portfolio — Class 3
01/31/22	15.00	0.12	4.21	4.33	(0.09)	(0.12)	(0.21)	19.12	28.78	447,232	1.21	1.16	0.64	58
01/31/23	19.12	0.10	(1.23)	(1.13)	(0.15)	(4.48)	(4.63)	13.36	(2.85)	407,885	1.22	1.17	0.61	41
01/31/24	13.36	0.06	0.09	0.15	(0.08)	(1.13)	(1.21)	12.30	2.75	378,460	1.22	1.17	0.50	50
01/31/25	12.30	0.06	1.98	2.04	(0.06)	(0.88)	(0.94)	13.40	16.51	400,209	1.22	1.16	0.44	56
01/31/26	13.40	0.05	0.40	0.45	(0.07)	(1.45)	(1.52)	12.33	4.44	396,955	1.23	1.16	0.44	66

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA BlackRock Multi-Factor 70/30 Portfolio — Class 1
01/31/22	$15.88	$0.24	$1.10	$1.34	$(0.25)	$(0.67)	$(0.92)	$16.30	8.23%	$115	1.17%	0.29%	1.40%	80%
01/31/23	16.30	0.29	(1.50)	(1.21)	(0.27)	(0.15)	(0.42)	14.67	(7.28)	193	0.84	0.30	2.06	61
01/31/24	14.67	0.36	1.06	1.42	(0.32)	—	(0.32)	15.77	9.75	214	0.80	0.32	2.41	64
01/31/25	15.77	0.36	1.90	2.26	—	—	—	18.03	14.33	185	0.77	0.34	2.14	53
01/31/26	18.03	0.40	1.96	2.36	(0.35)	(0.40)	(0.75)	19.64	13.29	207	0.78	0.34	2.13	72
SA BlackRock Multi-Factor 70/30 Portfolio — Class 3
01/31/22	15.87	0.19	1.11	1.30	(0.22)	(0.67)	(0.89)	16.28	7.98	60,389	1.36	0.54	1.17	80
01/31/23	16.28	0.27	(1.52)	(1.25)	(0.24)	(0.15)	(0.39)	14.64	(7.52)	83,072	1.09	0.55	1.85	61
01/31/24	14.64	0.30	1.09	1.39	(0.29)	—	(0.29)	15.74	9.55	96,924	1.05	0.57	2.00	64
01/31/25	15.74	0.32	1.88	2.20	—	—	—	17.94	13.98	108,780	1.02	0.59	1.89	53
01/31/26	17.94	0.35	1.96	2.31	(0.31)	(0.40)	(0.71)	19.54	13.06	126,542	1.03	0.59	1.88	72

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Emerging Markets Equity Index Portfolio — Class 1
01/31/22	$17.86	$0.27	$(1.45)	$(1.18)	$(0.17)	$—	$(0.17)	$16.51	(6.63)%	$96,121	0.68%	0.58%	1.51%	6%
01/31/23	16.51	0.32	(2.49)	(2.17)	(0.26)	—	(0.26)	14.08	(12.91)	80,212	0.85	0.58	2.28	5
01/31/24	14.08	0.28	(0.97)	(0.69)	(0.35)	—	(0.35)	13.04	(4.86)	68,169	0.83	0.58	2.10	4
01/31/25	13.04	0.30	1.47	1.77	(0.31)	—	(0.31)	14.50	13.46	71,192	0.83	0.58	2.05	11
01/31/26	14.50	0.30	5.86	6.16	(0.30)	—	(0.30)	20.36	42.71	94,468	0.85	0.58	1.77	18
SA Emerging Markets Equity Index Portfolio — Class 3
01/31/22	17.78	0.22	(1.43)	(1.21)	(0.16)	—	(0.16)	16.41	(6.85)	13,994	0.95	0.83	1.31	6
01/31/23	16.41	0.27	(2.47)	(2.20)	(0.23)	—	(0.23)	13.98	(13.15)	17,124	1.11	0.83	2.01	5
01/31/24	13.98	0.24	(0.96)	(0.72)	(0.32)	—	(0.32)	12.94	(5.10)	17,699	1.08	0.83	1.83	4
01/31/25	12.94	0.26	1.46	1.72	(0.28)	—	(0.28)	14.38	13.16	20,790	1.08	0.83	1.79	11
01/31/26	14.38	0.25	5.82	6.07	(0.26)	—	(0.26)	20.19	42.42	27,252	1.10	0.83	1.50	18
SA Federated Hermes Corporate Bond Portfolio — Class 1
01/31/22	13.88	0.46	(0.69)	(0.23)	(0.43)	(0.04)	(0.47)	13.18	(1.73)	500,170	0.54	0.54	3.31	14
01/31/23	13.18	0.43	(1.54)	(1.11)	(0.47)	(0.04)	(0.51)	11.56	(8.11)	416,041	0.55	0.55	3.57	34
01/31/24	11.56	0.42	0.02	0.44	(0.42)	—	(0.42)	11.58	4.04	399,903	0.55	0.55	3.70	5
01/31/25	11.58	0.43	(0.09)	0.34	(0.40)	—	(0.40)	11.52	2.89	420,488	0.55	0.55	3.72	10
01/31/26	11.52	0.46	0.31	0.77	(0.43)	—	(0.43)	11.86	6.67	413,092	0.55	0.55	3.90	31
SA Federated Hermes Corporate Bond Portfolio — Class 2
01/31/22	13.88	0.44	(0.69)	(0.25)	(0.41)	(0.04)	(0.45)	13.18	(1.89)	14,538	0.69	0.69	3.17	14
01/31/23	13.18	0.41	(1.53)	(1.12)	(0.45)	(0.04)	(0.49)	11.57	(8.23)	11,344	0.70	0.70	3.42	34
01/31/24	11.57	0.40	0.02	0.42	(0.40)	—	(0.40)	11.59	3.84	10,378	0.70	0.70	3.56	5
01/31/25	11.59	0.42	(0.10)	0.32	(0.38)	—	(0.38)	11.53	2.72	9,767	0.70	0.70	3.57	10
01/31/26	11.53	0.44	0.31	0.75	(0.41)	—	(0.41)	11.87	6.50	10,238	0.70	0.70	3.75	31
SA Federated Hermes Corporate Bond Portfolio — Class 3
01/31/22	13.78	0.41	(0.68)	(0.27)	(0.40)	(0.04)	(0.44)	13.07	(2.01)	1,058,966	0.79	0.79	3.06	14
01/31/23	13.07	0.39	(1.52)	(1.13)	(0.44)	(0.04)	(0.48)	11.46	(8.38)	908,233	0.80	0.80	3.31	34
01/31/24	11.46	0.39	0.02	0.41	(0.39)	—	(0.39)	11.48	3.80	973,952	0.80	0.80	3.45	5
01/31/25	11.48	0.40	(0.10)	0.30	(0.37)	—	(0.37)	11.41	2.60	1,060,656	0.80	0.80	3.47	10
01/31/26	11.41	0.43	0.30	0.73	(0.40)	—	(0.40)	11.74	6.39	1,087,753	0.80	0.80	3.65	31

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Fidelity Institutional AM® Global Equities Portfolio — Class 1(3)
01/31/22	$19.70	$0.27	$3.41	$3.68	$(0.39)	$—	$(0.39)	$22.99	18.63%	$321,424	0.80%	0.80%	1.17%	49%
01/31/23	22.99	0.30	(2.10)	(1.80)	(0.37)	(3.62)	(3.99)	17.20	(5.92)	258,370	0.82	0.82	1.53	32
01/31/24	17.20	0.19	2.81	3.00	(0.28)	(0.62)	(0.90)	19.30	18.05	259,066	0.83	0.83	1.04	54
01/31/25	19.30	0.19	4.11	4.30	(0.29)	(1.56)	(1.85)	21.75	22.25	251,440	0.83	0.83	0.90	66
01/31/26	21.75	0.18	4.27	4.45	(0.28)	(4.24)	(4.52)	21.68	21.45	288,593	0.85	0.83	0.82	129
SA Fidelity Institutional AM® Global Equities Portfolio — Class 2(3)
01/31/22	19.66	0.23	3.40	3.63	(0.36)	—	(0.36)	22.93	18.41	3,182	0.95	0.95	1.02	49
01/31/23	22.93	0.27	(2.09)	(1.82)	(0.33)	(3.62)	(3.95)	17.16	(6.06)	2,596	0.97	0.97	1.38	32
01/31/24	17.16	0.16	2.81	2.97	(0.25)	(0.62)	(0.87)	19.26	17.90	2,589	0.98	0.98	0.89	54
01/31/25	19.26	0.16	4.09	4.25	(0.26)	(1.56)	(1.82)	21.69	22.02	2,803	0.98	0.98	0.73	66
01/31/26	21.69	0.15	4.25	4.40	(0.24)	(4.24)	(4.48)	21.61	21.29	2,930	1.00	0.98	0.68	129
SA Fidelity Institutional AM® Global Equities Portfolio — Class 3(3)
01/31/22	19.50	0.20	3.38	3.58	(0.35)	—	(0.35)	22.73	18.32	52,707	1.05	1.05	0.90	49
01/31/23	22.73	0.24	(2.07)	(1.83)	(0.32)	(3.62)	(3.94)	16.96	(6.19)	48,427	1.07	1.07	1.26	32
01/31/24	16.96	0.14	2.78	2.92	(0.23)	(0.62)	(0.85)	19.03	17.84	53,419	1.08	1.08	0.78	54
01/31/25	19.03	0.13	4.04	4.17	(0.24)	(1.56)	(1.80)	21.40	21.89	59,625	1.08	1.08	0.63	66
01/31/26	21.40	0.13	4.18	4.31	(0.22)	(4.24)	(4.46)	21.25	21.13	63,292	1.10	1.08	0.58	129
SA Fidelity Institutional AM® International Growth Portfolio — Class 1
01/31/22	19.65	0.01	0.36	0.37	(0.01)	(1.53)	(1.54)	18.48	0.89	320,077	0.87	0.87	0.04	146
01/31/23	18.48	0.05	(2.08)	(2.03)	—	(1.60)	(1.60)	14.85	(9.58)	247,531	0.87	0.87	0.30	93
01/31/24	14.85	0.05	2.47	2.52	(0.05)	—	(0.05)	17.32	17.04	237,825	0.87	0.87	0.32	75
01/31/25	17.32	0.05	2.02	2.07	(0.06)	(0.25)	(0.31)	19.08	11.96	216,229	0.89 (4)	0.89 (4)	0.29	83
01/31/26	19.08	0.10	3.26	3.36	(0.19)	(2.57)	(2.76)	19.68	18.52	232,056	0.91 (4)	0.89 (4)	0.49	115
SA Fidelity Institutional AM® International Growth Portfolio — Class 3
01/31/22	19.62	(0.06)	0.38	0.32	—	(1.53)	(1.53)	18.41	0.66	10,010	1.12	1.12	(0.30)	146
01/31/23	18.41	0.01	(2.07)	(2.06)	—	(1.60)	(1.60)	14.75	(9.79)	11,836	1.12	1.12	0.02	93
01/31/24	14.75	0.00	2.46	2.46	(0.03)	—	(0.03)	17.18	16.68	15,820	1.12	1.12	0.02	75
01/31/25	17.18	0.00	2.01	2.01	(0.02)	(0.25)	(0.27)	18.92	11.71	17,839	1.14 (4)	1.14 (4)	0.00	83
01/31/26	18.92	0.04	3.23	3.27	(0.14)	(2.57)	(2.71)	19.48	18.23	21,845	1.16 (4)	1.14 (4)	0.18	115

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to July 28, 2025, the Portfolio was known as SA JPMorgan Global Equities Portfolio.
(4)	Includes interest expense of 0.01% relating to derivative or other investment activity.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Fidelity Institutional AM® Real Estate Portfolio — Class 1
01/31/22	$12.80	$0.15	$3.60	$3.75	$(0.23)	$—	$(0.23)	$16.32	29.24%	$119,157	0.82%	0.82%	0.93%	28%
01/31/23	16.32	0.26	(2.40)	(2.14)	(0.14)	(1.18)	(1.32)	12.86	(11.91)	123,498	0.83	0.83	1.92	45
01/31/24	12.86	0.29	(0.60)	(0.31)	(0.27)	(0.69)	(0.96)	11.59	(1.42)	113,301	0.84	0.84	2.42	38
01/31/25	11.59	0.26	1.39	1.65	(0.29)	—	(0.29)	12.95	14.19	112,978	0.83	0.83	2.11	39
01/31/26	12.95	0.26	(0.01)	0.25	(0.31)	(0.91)	(1.22)	11.98	2.17	103,958	0.85	0.85	2.08	45
SA Fidelity Institutional AM® Real Estate Portfolio — Class 2
01/31/22	12.77	0.13	3.59	3.72	(0.21)	—	(0.21)	16.28	29.07	4,283	0.97	0.97	0.80	28
01/31/23	16.28	0.24	(2.40)	(2.16)	(0.11)	(1.18)	(1.29)	12.83	(12.07)	3,391	0.98	0.98	1.68	45
01/31/24	12.83	0.27	(0.60)	(0.33)	(0.25)	(0.69)	(0.94)	11.56	(1.63)	2,933	0.99	0.99	2.28	38
01/31/25	11.56	0.25	1.38	1.63	(0.27)	—	(0.27)	12.92	14.06	2,785	0.97	0.97	2.01	39
01/31/26	12.92	0.24	(0.02)	0.22	(0.28)	(0.91)	(1.19)	11.95	2.00	2,691	1.00	1.00	1.92	45
SA Fidelity Institutional AM® Real Estate Portfolio — Class 3
01/31/22	12.66	0.11	3.57	3.68	(0.20)	—	(0.20)	16.14	28.99	178,847	1.07	1.07	0.72	28
01/31/23	16.14	0.22	(2.37)	(2.15)	(0.10)	(1.18)	(1.28)	12.71	(12.16)	162,316	1.08	1.08	1.59	45
01/31/24	12.71	0.26	(0.60)	(0.34)	(0.24)	(0.69)	(0.93)	11.44	(1.74)	141,344	1.09	1.09	2.18	38
01/31/25	11.44	0.22	1.39	1.61	(0.26)	—	(0.26)	12.79	14.00	140,684	1.08	1.08	1.81	39
01/31/26	12.79	0.22	(0.02)	0.20	(0.27)	(0.91)	(1.18)	11.81	1.84	134,963	1.10	1.10	1.80	45
SA Fixed Income Index Portfolio — Class 1
01/31/22	11.28	0.21	(0.56)	(0.35)	(0.23)	(0.13)	(0.36)	10.57	(3.13)	481,451	0.35	0.34	1.88	16
01/31/23	10.57	0.22	(1.08)	(0.86)	(0.19)	(0.03)	(0.22)	9.49	(7.99)	461,756	0.36	0.34	2.30	19
01/31/24	9.49	0.27	(0.06)	0.21	(0.22)	—	(0.22)	9.48	2.35	452,506	0.36	0.34	2.84	12
01/31/25	9.48	0.30	(0.13)	0.17	(0.28)	—	(0.28)	9.37	1.74	444,588	0.36	0.34	3.14	13
01/31/26	9.37	0.35	0.20	0.55	(0.30)	—	(0.30)	9.62	5.91	433,800	0.39	0.33	3.65	72
SA Fixed Income Index Portfolio — Class 3
01/31/22	11.23	0.18	(0.55)	(0.37)	(0.22)	(0.13)	(0.35)	10.51	(3.38)	79,032	0.60	0.59	1.63	16
01/31/23	10.51	0.20	(1.07)	(0.87)	(0.17)	(0.03)	(0.20)	9.44	(8.18)	79,600	0.61	0.59	2.05	19
01/31/24	9.44	0.24	(0.06)	0.18	(0.20)	—	(0.20)	9.42	2.02	91,013	0.61	0.59	2.60	12
01/31/25	9.42	0.27	(0.13)	0.14	(0.25)	—	(0.25)	9.31	1.50	90,757	0.61	0.59	2.89	13
01/31/26	9.31	0.33	0.19	0.52	(0.28)	—	(0.28)	9.55	5.59	100,832	0.64	0.58	3.40	72

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Fixed Income Intermediate Index Portfolio — Class 1
01/31/22	$10.78	$0.15	$(0.42)	$(0.27)	$(0.14)	$(0.01)	$(0.15)	$10.36	(2.51)%	$479,748	0.35%	0.34%	1.38%	16%
01/31/23	10.36	0.17	(0.62)	(0.45)	(0.14)	(0.00)	(0.14)	9.77	(4.28)	474,835	0.36	0.34	1.73	24
01/31/24	9.77	0.24	0.08	0.32	(0.17)	—	(0.17)	9.92	3.38	450,305	0.36	0.34	2.46	15
01/31/25	9.92	0.28	0.04	0.32	(0.28)	—	(0.28)	9.96	3.23	419,991	0.36	0.34	2.83	18
01/31/26	9.96	0.35	0.23	0.58	(0.29)	—	(0.29)	10.25	5.81	455,297	0.39	0.33	3.42	80
SA Fixed Income Intermediate Index Portfolio — Class 3
01/31/22	10.74	0.12	(0.43)	(0.31)	(0.11)	(0.01)	(0.12)	10.31	(2.83)	39,760	0.60	0.59	1.13	16
01/31/23	10.31	0.14	(0.61)	(0.47)	(0.12)	(0.00)	(0.12)	9.72	(4.52)	41,870	0.61	0.59	1.48	24
01/31/24	9.72	0.21	0.09	0.30	(0.15)	—	(0.15)	9.87	3.18	48,807	0.61	0.59	2.21	15
01/31/25	9.87	0.26	0.03	0.29	(0.26)	—	(0.26)	9.90	2.91	51,850	0.61	0.59	2.59	18
01/31/26	9.90	0.32	0.23	0.55	(0.26)	—	(0.26)	10.19	5.61	57,713	0.64	0.58	3.17	80
SA Franklin BW U.S. Large Cap Value Portfolio — Class 1
01/31/22	18.98	0.35	5.16	5.51	(0.43)	(0.16)	(0.59)	23.90	28.99	993,576	0.75	0.70	1.53	58
01/31/23	23.90	0.45	0.12	0.57	(0.41)	(3.92)	(4.33)	20.14	3.71	874,782	0.75	0.70	2.05	49
01/31/24	20.14	0.40	0.21	0.61	(0.49)	(1.94)	(2.43)	18.32	4.57	752,273	0.75	0.70	2.14	43
01/31/25	18.32	0.39	3.81	4.20	(0.45)	(0.22)	(0.67)	21.85	22.93	755,245	0.75	0.70	1.92	60
01/31/26	21.85	0.38	2.64	3.02	(0.45)	(3.43)	(3.88)	20.99	15.41	778,590	0.76	0.70	1.75	71
SA Franklin BW U.S. Large Cap Value Portfolio — Class 2
01/31/22	19.00	0.32	5.15	5.47	(0.40)	(0.16)	(0.56)	23.91	28.75	45,417	0.90	0.85	1.38	58
01/31/23	23.91	0.42	0.12	0.54	(0.37)	(3.92)	(4.29)	20.16	3.57	40,173	0.90	0.85	1.90	49
01/31/24	20.16	0.37	0.21	0.58	(0.45)	(1.94)	(2.39)	18.35	4.42	38,128	0.90	0.85	1.99	43
01/31/25	18.35	0.36	3.81	4.17	(0.42)	(0.22)	(0.64)	21.88	22.73	39,804	0.90	0.85	1.77	60
01/31/26	21.88	0.34	2.64	2.98	(0.41)	(3.43)	(3.84)	21.02	15.21	41,525	0.91	0.85	1.60	71
SA Franklin BW U.S. Large Cap Value Portfolio — Class 3
01/31/22	18.86	0.30	5.11	5.41	(0.38)	(0.16)	(0.54)	23.73	28.65	511,607	1.00	0.95	1.28	58
01/31/23	23.73	0.40	0.11	0.51	(0.34)	(3.92)	(4.26)	19.98	3.47	443,551	1.00	0.95	1.80	49
01/31/24	19.98	0.35	0.20	0.55	(0.43)	(1.94)	(2.37)	18.16	4.28	426,547	1.00	0.95	1.89	43
01/31/25	18.16	0.34	3.77	4.11	(0.40)	(0.22)	(0.62)	21.65	22.63	440,003	1.00	0.95	1.67	60
01/31/26	21.65	0.32	2.62	2.94	(0.39)	(3.43)	(3.82)	20.77	15.16	439,085	1.01	0.95	1.50	71

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin Small Company Value Portfolio — Class 1
01/31/22	$18.85	$0.13	$3.69	$3.82	$(0.25)	$(1.21)	$(1.46)	$21.21	19.85%	$143,267	1.01%	0.96%	0.60%	50%
01/31/23	21.21	0.09	(0.33)	(0.24)	(0.14)	(4.23)	(4.37)	16.60	1.11	126,372	1.03	0.97	0.47	52
01/31/24	16.60	0.14	(0.25)	(0.11)	(0.08)	(1.15)	(1.23)	15.26	0.32	105,889	1.05	0.95	0.92	63
01/31/25	15.26	0.17	2.59	2.76	(0.16)	(0.45)	(0.61)	17.41	17.92	106,222	1.03	0.93	1.00	55
01/31/26	17.41	0.16	1.78	1.94	(0.18)	(1.40)	(1.58)	17.77	12.39	105,149	1.05	0.95	0.97	58
SA Franklin Small Company Value Portfolio — Class 3
01/31/22	18.62	0.08	3.63	3.71	(0.20)	(1.21)	(1.41)	20.92	19.54	212,477	1.26	1.21	0.36	50
01/31/23	20.92	0.04	(0.33)	(0.29)	(0.08)	(4.23)	(4.31)	16.32	0.86	191,890	1.28	1.22	0.23	52
01/31/24	16.32	0.10	(0.24)	(0.14)	(0.04)	(1.15)	(1.19)	14.99	0.09	178,308	1.30	1.20	0.67	63
01/31/25	14.99	0.12	2.54	2.66	(0.12)	(0.45)	(0.57)	17.08	17.58	188,163	1.28	1.18	0.75	55
01/31/26	17.08	0.12	1.75	1.87	(0.14)	(1.40)	(1.54)	17.41	12.15	190,859	1.30	1.20	0.70	58
SA Franklin Systematic U.S. Large Cap Core Portfolio — Class 1
01/31/22	17.14	0.27	3.31	3.58	(0.01)	—	(0.01)	20.71	20.90	156,026	0.57	0.57	1.34	32
01/31/23	20.71	0.27	(1.08)	(0.81)	(0.34)	(2.17)	(2.51)	17.39	(3.06)	129,967	0.58	0.58	1.42	105
01/31/24	17.39	0.18	2.85	3.03	(0.27)	(1.72)	(1.99)	18.43	18.84	129,228	0.60	0.60	1.00	85
01/31/25	18.43	0.16	5.35	5.51	(0.14)	(0.55)	(0.69)	23.25	29.94	208,466	0.56	0.56	0.76	66
01/31/26	23.25	0.18	3.54	3.72	(0.11)	(1.80)	(1.91)	25.06	16.29	305,201	0.54	0.54	0.74	82
SA Franklin Systematic U.S. Large Cap Core Portfolio — Class 3
01/31/22	17.10	0.21	3.33	3.54	—	—	—	20.64	20.70	5,840	0.82	0.82	1.07	32
01/31/23	20.64	0.21	(1.07)	(0.86)	(0.31)	(2.17)	(2.48)	17.30	(3.31)	8,177	0.83	0.83	1.13	105
01/31/24	17.30	0.13	2.83	2.96	(0.24)	(1.72)	(1.96)	18.30	18.53	13,904	0.85	0.85	0.72	85
01/31/25	18.30	0.11	5.30	5.41	(0.11)	(0.55)	(0.66)	23.05	29.60	22,229	0.81	0.81	0.51	66
01/31/26	23.05	0.12	3.51	3.63	(0.07)	(1.80)	(1.87)	24.81	16.01	27,269	0.79	0.79	0.49	82

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 1
01/31/22	$13.25	$0.25	$2.27	$2.52	$(0.35)	$(0.94)	$(1.29)	$14.48	18.78%	$190,080	0.66%	0.66%	1.65%	166%
01/31/23	14.48	0.21	(0.39)	(0.18)	(0.27)	(3.24)	(3.51)	10.79	0.36	158,051	0.65	0.65	1.60	111
01/31/24	10.79	0.18	0.38	0.56	(0.19)	—	(0.19)	11.16	5.35	136,794	0.65	0.65	1.72	101
01/31/25	11.16	0.20	2.31	2.51	(0.16)	—	(0.16)	13.51	22.50	267,410	0.64	0.64	1.57	68
01/31/26	13.51	0.18	2.14	2.32	(0.17)	(0.62)	(0.79)	15.04	17.64	342,054	0.64	0.64	1.29	81
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 2
01/31/22	13.22	0.22	2.27	2.49	(0.33)	(0.94)	(1.27)	14.44	18.59	5,669	0.82	0.82	1.47	166
01/31/23	14.44	0.19	(0.40)	(0.21)	(0.24)	(3.24)	(3.48)	10.75	0.17	5,114	0.80	0.80	1.44	111
01/31/24	10.75	0.17	0.38	0.55	(0.17)	—	(0.17)	11.13	5.28	4,603	0.80	0.80	1.57	101
01/31/25	11.13	0.18	2.30	2.48	(0.14)	—	(0.14)	13.47	22.31	4,923	0.79	0.79	1.43	68
01/31/26	13.47	0.16	2.13	2.29	(0.15)	(0.62)	(0.77)	14.99	17.43	5,057	0.79	0.79	1.14	81
SA Franklin Systematic U.S. Large Cap Value Portfolio — Class 3
01/31/22	13.06	0.20	2.26	2.46	(0.33)	(0.94)	(1.27)	14.25	18.54	239,036	0.92	0.92	1.35	166
01/31/23	14.25	0.17	(0.39)	(0.22)	(0.23)	(3.24)	(3.47)	10.56	0.05	216,008	0.90	0.90	1.35	111
01/31/24	10.56	0.15	0.38	0.53	(0.16)	—	(0.16)	10.93	5.18	216,296	0.90	0.90	1.47	101
01/31/25	10.93	0.16	2.26	2.42	(0.13)	—	(0.13)	13.22	22.15	230,505	0.89	0.89	1.33	68
01/31/26	13.22	0.14	2.10	2.24	(0.14)	(0.62)	(0.76)	14.70	17.35	234,016	0.89	0.89	1.04	81
SA Franklin Tactical Opportunities Portfolio — Class 1
01/31/22	11.70	0.13	1.41	1.54	(0.15)	(0.82)	(0.97)	12.27	12.95	183	0.92	0.81	1.05	46
01/31/23	12.27	0.16	(0.99)	(0.83)	(0.14)	(0.50)	(0.64)	10.80	(6.34)	204	0.94	0.81	1.42	46
01/31/24	10.80	0.18	1.07	1.25	(0.19)	(0.01)	(0.20)	11.85	11.63	156	1.01	0.81	1.68	32
01/31/25	11.85	0.19	1.52	1.71	(0.02)	(0.04)	(0.06)	13.50	14.44	183	0.96	0.81	1.50	30 (3)
01/31/26	13.50	0.23	1.71	1.94	(0.18)	(0.75)	(0.93)	14.51	14.62	108	0.97	0.81	1.67	82 (3)
SA Franklin Tactical Opportunities Portfolio — Class 3
01/31/22	11.69	0.10	1.40	1.50	(0.12)	(0.82)	(0.94)	12.25	12.62	78,964	1.17	1.06	0.80	46
01/31/23	12.25	0.13	(0.99)	(0.86)	(0.11)	(0.50)	(0.61)	10.78	(6.57)	81,841	1.19	1.06	1.18	46
01/31/24	10.78	0.15	1.06	1.21	(0.16)	(0.01)	(0.17)	11.82	11.30	93,788	1.26	1.06	1.40	32
01/31/25	11.82	0.16	1.51	1.67	(0.02)	(0.04)	(0.06)	13.43	14.11	103,282	1.21	1.06	1.26	30 (3)
01/31/26	13.43	0.19	1.71	1.90	(0.18)	(0.75)	(0.93)	14.40	14.36	109,183	1.22	1.06	1.39	82 (3)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA Franklin Tactical Opportunities Portfolio	N/A	N/A	N/A	37%	139%

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Global Index Allocation 60/40 Portfolio — Class 1(3)
01/31/22	$17.49	$0.22	$0.93	$1.15	$(0.31)	$(0.50)	$(0.81)	$17.83	6.44%	$96	0.19%	0.18%	1.15%	13%
01/31/23	17.83	0.26	(1.33)	(1.07)	(0.05)	(0.15)	(0.20)	16.56	(5.90)	90	0.20	0.18	1.59	13
01/31/24	16.56	0.25	0.96	1.21	(0.29)	(0.51)	(0.80)	16.97	7.77	51	0.20	0.18	1.51	9
01/31/25	16.97	0.31	1.63	1.94	(0.41)	(0.49)	(0.90)	18.01	11.50	100	0.19	0.18	1.75	11
01/31/26	18.01	0.37	2.38	2.75	(0.38)	(1.07)	(1.45)	19.31	15.56	116	0.21	0.18	1.98	12
SA Global Index Allocation 60/40 Portfolio — Class 3(3)
01/31/22	17.46	0.19	0.91	1.10	(0.24)	(0.50)	(0.74)	17.82	6.19	86,414	0.46	0.43	1.03	13
01/31/23	17.82	0.22	(1.33)	(1.11)	(0.01)	(0.15)	(0.16)	16.55	(6.14)	84,554	0.45	0.43	1.35	13
01/31/24	16.55	0.25	0.94	1.19	(0.26)	(0.51)	(0.77)	16.97	7.58	94,238	0.45	0.43	1.53	9
01/31/25	16.97	0.31	1.59	1.90	(0.34)	(0.49)	(0.83)	18.04	11.21	103,017	0.44	0.43	1.73	11
01/31/26	18.04	0.32	2.38	2.70	(0.33)	(1.07)	(1.40)	19.34	15.27	112,281	0.46	0.43	1.68	12
SA Global Index Allocation 75/25 Portfolio — Class 1(3)
01/31/22	17.70	0.24	1.26	1.50	(0.31)	(0.37)	(0.68)	18.52	8.36	114	0.20	0.18	1.26	9
01/31/23	18.52	0.26	(1.39)	(1.13)	(0.06)	(0.21)	(0.27)	17.12	(5.97)	107	0.20	0.18	1.58	10
01/31/24	17.12	0.40	1.03	1.43	(0.30)	(0.62)	(0.92)	17.63	8.85	377	0.20	0.18	2.33	7
01/31/25	17.63	0.35	2.07	2.42	(0.29)	(0.40)	(0.69)	19.36	13.76	430	0.19	0.18	1.85	10
01/31/26	19.36	0.36	3.09	3.45	(0.37)	(0.95)	(1.32)	21.49	18.17	488	0.20	0.18	1.76	9
SA Global Index Allocation 75/25 Portfolio — Class 3(3)
01/31/22	17.67	0.19	1.27	1.46	(0.25)	(0.37)	(0.62)	18.51	8.13	84,832	0.46	0.43	1.01	9
01/31/23	18.51	0.23	(1.40)	(1.17)	(0.02)	(0.21)	(0.23)	17.11	(6.21)	84,384	0.45	0.43	1.35	10
01/31/24	17.11	0.26	1.12	1.38	(0.26)	(0.62)	(0.88)	17.61	8.54	96,083	0.45	0.43	1.49	7
01/31/25	17.61	0.29	2.08	2.37	(0.25)	(0.40)	(0.65)	19.33	13.48	104,982	0.44	0.43	1.54	10
01/31/26	19.33	0.29	3.11	3.40	(0.32)	(0.95)	(1.27)	21.46	17.91	111,305	0.45	0.43	1.43	9

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Global Index Allocation 90/10 Portfolio — Class 1(3)
01/31/22	$17.98	$0.24	$1.71	$1.95	$(0.21)	$(0.20)	$(0.41)	$19.52	10.75%	$4,050	0.13%	0.14%	1.23%	5%
01/31/23	19.52	0.28	(1.46)	(1.18)	(0.26)	(0.31)	(0.57)	17.77	(5.64)	3,866	0.13	0.13	1.58	8
01/31/24	17.77	0.31	1.36	1.67	(0.35)	(0.65)	(1.00)	18.44	10.01	4,175	0.13	0.13	1.73	7
01/31/25	18.44	0.34	2.57	2.91	(0.31)	(0.50)	(0.81)	20.54	15.78	4,438	0.13	0.13	1.71	9
01/31/26	20.54	0.35	3.79	4.14	(0.37)	(1.04)	(1.41)	23.27	20.58	3,996	0.13	0.13	1.61	10
SA Global Index Allocation 90/10 Portfolio — Class 3(3)
01/31/22	17.92	0.18	1.71	1.89	(0.18)	(0.20)	(0.38)	19.43	10.46	309,369	0.38	0.39	0.94	5
01/31/23	19.43	0.25	(1.47)	(1.22)	(0.22)	(0.31)	(0.53)	17.68	(5.90)	312,721	0.38	0.38	1.44	8
01/31/24	17.68	0.27	1.35	1.62	(0.31)	(0.65)	(0.96)	18.34	9.75	345,990	0.38	0.38	1.51	7
01/31/25	18.34	0.29	2.56	2.85	(0.27)	(0.50)	(0.77)	20.42	15.51	382,766	0.38	0.38	1.47	9
01/31/26	20.42	0.28	3.77	4.05	(0.31)	(1.04)	(1.35)	23.12	20.28	432,889	0.38	0.38	1.29	10
SA Goldman Sachs Multi-Asset Insights Portfolio — Class 1
01/31/22	11.68	0.07	1.23	1.30	(0.05)	(1.88)	(1.93)	11.05	10.71	146	0.98	0.81	0.57	163
01/31/23	11.05	0.14	(0.99)	(0.85)	—	(0.53)	(0.53)	9.67	(7.26)	135	1.11	0.81	1.38	138
01/31/24	9.67	0.21	0.86	1.07	(0.11)	—	(0.11)	10.63	11.22	149	1.31	0.84	2.14	146
01/31/25	10.63	0.21	1.50	1.71	(0.56)	(0.56)	(1.12)	11.22	16.06	172	1.12 (4)	0.83 (4)	1.80	165
01/31/26	11.22	0.18	1.87	2.05	(0.33)	(1.28)	(1.61)	11.66	18.78	203	1.14 (4)	0.83 (4)	1.56	154
SA Goldman Sachs Multi-Asset Insights Portfolio — Class 3
01/31/22	11.66	0.04	1.23	1.27	(0.03)	(1.88)	(1.91)	11.02	10.43	38,343	1.23	1.06	0.34	163
01/31/23	11.02	0.11	(0.97)	(0.86)	—	(0.53)	(0.53)	9.63	(7.37)	39,021	1.36	1.07	1.14	138
01/31/24	9.63	0.19	0.84	1.03	(0.09)	—	(0.09)	10.57	10.80	44,489	1.56	1.09	1.89	146
01/31/25	10.57	0.18	1.50	1.68	(0.51)	(0.56)	(1.07)	11.18	15.86	50,135	1.37 (4)	1.08 (4)	1.55	165
01/31/26	11.18	0.16	1.84	2.00	(0.30)	(1.28)	(1.58)	11.60	18.39	53,876	1.40 (4)	1.08 (4)	1.32	154

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	Includes interest expense of 0.02% relating to derivative or other investment activity.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Index Allocation 60/40 Portfolio — Class 1(3)
01/31/22	$13.11	$0.30	$0.91	$1.21	$(0.04)	$(0.15)	$(0.19)	$14.13	9.12%	$738	0.15%	0.15%	2.16%	12%
01/31/23	14.13	0.02	(0.98)	(0.96)	(0.20)	(0.45)	(0.65)	12.52	(6.38)	326	0.14	0.14	0.15	10
01/31/24	12.52	0.20	0.99	1.19	(0.22)	(0.54)	(0.76)	12.95	10.02	355	0.14	0.14	1.58	8
01/31/25	12.95	0.26	1.59	1.85	(0.20)	(0.44)	(0.64)	14.16	14.30	403	0.14	0.14	1.85	6
01/31/26	14.16	0.27	1.52	1.79	(0.27)	(0.81)	(1.08)	14.87	12.86	416	0.14	0.14	1.86	8
SA Index Allocation 60/40 Portfolio — Class 3(3)
01/31/22	13.09	0.14	1.04	1.18	(0.01)	(0.15)	(0.16)	14.11	8.95	239,442	0.40	0.40	1.02	12
01/31/23	14.11	0.15	(1.14)	(0.99)	(0.17)	(0.45)	(0.62)	12.50	(6.62)	236,977	0.39	0.39	1.14	10
01/31/24	12.50	0.17	0.97	1.14	(0.18)	(0.54)	(0.72)	12.92	9.69	257,023	0.39	0.39	1.33	8
01/31/25	12.92	0.21	1.61	1.82	(0.17)	(0.44)	(0.61)	14.13	14.08	275,167	0.39	0.39	1.52	6
01/31/26	14.13	0.22	1.51	1.73	(0.23)	(0.81)	(1.04)	14.82	12.47	283,225	0.39	0.39	1.49	8
SA Index Allocation 80/20 Portfolio — Class 1(3)
01/31/22	14.05	0.12	1.76	1.88	(0.19)	(0.27)	(0.46)	15.47	13.25	2,240	0.13	0.13	0.78	8
01/31/23	15.47	0.15	(1.17)	(1.02)	(0.23)	(0.45)	(0.68)	13.77	(6.17)	2,041	0.13	0.13	1.04	8
01/31/24	13.77	0.25	1.32	1.57	(0.25)	(0.69)	(0.94)	14.40	12.16	3,154	0.13	0.13	1.79	5
01/31/25	14.40	0.24	2.33	2.57	(0.21)	(0.53)	(0.74)	16.23	17.91	2,990	0.12	0.12	1.50	5
01/31/26	16.23	0.15	2.24	2.39	(0.27)	(1.14)	(1.41)	17.21	15.12	2,632	0.12	0.12	0.89	4
SA Index Allocation 80/20 Portfolio — Class 3(3)
01/31/22	14.01	0.15	1.70	1.85	(0.17)	(0.27)	(0.44)	15.42	13.03	457,921	0.38	0.38	0.95	8
01/31/23	15.42	0.15	(1.20)	(1.05)	(0.20)	(0.45)	(0.65)	13.72	(6.43)	450,620	0.38	0.38	1.12	8
01/31/24	13.72	0.17	1.36	1.53	(0.22)	(0.69)	(0.91)	14.34	11.86	490,613	0.38	0.38	1.25	5
01/31/25	14.34	0.20	2.32	2.52	(0.18)	(0.53)	(0.71)	16.15	17.59	529,414	0.37	0.37	1.28	5
01/31/26	16.15	0.20	2.14	2.34	(0.23)	(1.14)	(1.37)	17.12	14.85	538,926	0.37	0.37	1.18	4

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Index Allocation 90/10 Portfolio — Class 1(3)
01/31/22	$14.28	$0.19	$2.01	$2.20	$(0.19)	$(0.27)	$(0.46)	$16.02	15.23%	$6,573	0.11%	0.11%	1.19%	6%
01/31/23	16.02	0.34	(1.39)	(1.05)	(0.24)	(0.41)	(0.65)	14.32	(6.13)	9,153	0.11	0.11	2.45	6
01/31/24	14.32	0.07	1.72	1.79	(0.27)	(0.72)	(0.99)	15.12	13.28	8,266	0.12	0.12	0.48	5
01/31/25	15.12	0.21	2.72	2.93	(0.22)	(0.57)	(0.79)	17.26	19.40	8,593	0.11	0.11	1.28	4
01/31/26	17.26	0.19	2.64	2.83	(0.27)	(1.05)	(1.32)	18.77	16.78	7,152	0.11	0.11	1.04	4
SA Index Allocation 90/10 Portfolio — Class 3(3)
01/31/22	14.25	0.15	2.01	2.16	(0.17)	(0.27)	(0.44)	15.97	14.94	1,219,687	0.36	0.36	0.94	6
01/31/23	15.97	0.16	(1.24)	(1.08)	(0.21)	(0.41)	(0.62)	14.27	(6.40)	1,198,066	0.36	0.36	1.15	6
01/31/24	14.27	0.18	1.57	1.75	(0.24)	(0.72)	(0.96)	15.06	12.98	1,330,038	0.37	0.37	1.26	5
01/31/25	15.06	0.20	2.68	2.88	(0.19)	(0.57)	(0.76)	17.18	19.09	1,482,257	0.36	0.36	1.21	4
01/31/26	17.18	0.19	2.59	2.78	(0.22)	(1.05)	(1.27)	18.69	16.59	1,561,261	0.36	0.36	1.07	4
SA International Index Portfolio — Class 1
01/31/22	12.19	0.28	0.67	0.95	(0.18)	(0.03)	(0.21)	12.93	7.73	741,330	0.48	0.48	2.14	8
01/31/23	12.93	0.30	(0.83)	(0.53)	(0.29)	(0.03)	(0.32)	12.08	(3.60)	714,852	0.50	0.50	2.64	4
01/31/24	12.08	0.31	0.62	0.93	(0.30)	—	(0.30)	12.71	7.98	711,797	0.49	0.49	2.54	4
01/31/25	12.71	0.32	0.77	1.09	(0.35)	—	(0.35)	13.45	8.61	794,261	0.48	0.48	2.40	9
01/31/26	13.45	0.34	3.81	4.15	(0.33)	—	(0.33)	17.27	31.09	1,015,131	0.50	0.50	2.25	18
SA International Index Portfolio — Class 3
01/31/22	12.14	0.23	0.68	0.91	(0.17)	(0.03)	(0.20)	12.85	7.41	18,379	0.73	0.73	1.78	8
01/31/23	12.85	0.25	(0.80)	(0.55)	(0.28)	(0.03)	(0.31)	11.99	(3.88)	23,620	0.75	0.75	2.27	4
01/31/24	11.99	0.27	0.64	0.91	(0.28)	—	(0.28)	12.62	7.83	28,507	0.74	0.74	2.20	4
01/31/25	12.62	0.29	0.76	1.05	(0.33)	—	(0.33)	13.34	8.29	33,971	0.73	0.73	2.15	9
01/31/26	13.34	0.30	3.77	4.07	(0.30)	—	(0.30)	17.11	30.72	44,858	0.75	0.75	1.95	18

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Invesco Growth Opportunities Portfolio — Class 1
01/31/22	$12.37	$(0.08)	$(1.07)	$(1.15)	$—	$(1.51)	$(1.51)	$9.71	(12.13)%	$152,667	0.78%	0.78%	(0.60)%	39%
01/31/23	9.71	(0.02)	(1.75)	(1.77)	—	(1.96)	(1.96)	5.98	(16.20)	110,756	0.80	0.80	(0.22)	58
01/31/24	5.98	(0.02)	0.20	0.18	—	—	—	6.16	3.01	136,790	0.81	0.81	(0.30)	68
01/31/25	6.16	(0.03)	1.34	1.31	—	—	—	7.47	21.27	140,439	0.80	0.80	(0.39)	55
01/31/26	7.47	(0.03)	0.63	0.60	—	(0.03)	(0.03)	8.04	8.06	134,543	0.82	0.82	(0.47)	97
SA Invesco Growth Opportunities Portfolio — Class 2
01/31/22	11.62	(0.09)	(0.98)	(1.07)	—	(1.51)	(1.51)	9.04	(12.22)	3,126	0.93	0.93	(0.75)	39
01/31/23	9.04	(0.03)	(1.64)	(1.67)	—	(1.96)	(1.96)	5.41	(16.29)	2,505	0.95	0.95	(0.37)	58
01/31/24	5.41	(0.02)	0.16	0.14	—	—	—	5.55	2.59	2,413	0.97	0.97	(0.44)	68
01/31/25	5.55	(0.03)	1.21	1.18	—	—	—	6.73	21.26	2,405	0.95	0.95	(0.54)	55
01/31/26	6.73	(0.04)	0.57	0.53	—	(0.03)	(0.03)	7.23	7.91	2,101	0.97	0.97	(0.62)	97
SA Invesco Growth Opportunities Portfolio — Class 3
01/31/22	11.18	(0.10)	(0.93)	(1.03)	—	(1.51)	(1.51)	8.64	(12.34)	149,304	1.03	1.03	(0.85)	39
01/31/23	8.64	(0.03)	(1.58)	(1.61)	—	(1.96)	(1.96)	5.07	(16.34)	145,543	1.05	1.05	(0.47)	58
01/31/24	5.07	(0.03)	0.16	0.13	—	—	—	5.20	2.56	143,182	1.07	1.07	(0.54)	68
01/31/25	5.20	(0.04)	1.13	1.09	—	—	—	6.29	20.96	150,564	1.05	1.05	(0.64)	55
01/31/26	6.29	(0.04)	0.53	0.49	—	(0.03)	(0.03)	6.75	7.83	151,587	1.07	1.07	(0.72)	97
SA Janus Focused Growth Portfolio — Class 1
01/31/22	20.99	(0.06)	3.21	3.15	—	(2.42)	(2.42)	21.72	13.57	344,771	0.88	0.78	(0.26)	35
01/31/23	21.72	0.01	(4.97)	(4.96)	—	(3.75)	(3.75)	13.01	(20.35)	251,886	0.89	0.79	0.08	46
01/31/24	13.01	0.01	4.32	4.33	—	—	—	17.34	33.28	255,612	0.90	0.80	0.08	32
01/31/25	17.34	(0.02)	4.77	4.75	—	(0.92)	(0.92)	21.17	27.42	246,625	0.89	0.79	(0.08)	36
01/31/26	21.17	(0.05)	2.69	2.64	—	(4.32)	(4.32)	19.49	11.99	297,532	0.90	0.80	(0.25)	38
SA Janus Focused Growth Portfolio — Class 2
01/31/22	20.37	(0.10)	3.13	3.03	—	(2.42)	(2.42)	20.98	13.39	10,260	1.03	0.93	(0.41)	35
01/31/23	20.98	(0.01)	(4.82)	(4.83)	—	(3.75)	(3.75)	12.40	(20.45)	6,874	1.04	0.94	(0.07)	46
01/31/24	12.40	(0.01)	4.11	4.10	—	—	—	16.50	33.06	8,019	1.05	0.95	(0.08)	32
01/31/25	16.50	(0.04)	4.52	4.48	—	(0.92)	(0.92)	20.06	27.17	8,594	1.04	0.94	(0.23)	36
01/31/26	20.06	(0.08)	2.56	2.48	—	(4.32)	(4.32)	18.22	11.85	8,151	1.05	0.95	(0.39)	38
SA Janus Focused Growth Portfolio — Class 3
01/31/22	19.92	(0.12)	3.06	2.94	—	(2.42)	(2.42)	20.44	13.24	176,685	1.13	1.03	(0.51)	35
01/31/23	20.44	(0.02)	(4.71)	(4.73)	—	(3.75)	(3.75)	11.96	(20.51)	152,452	1.14	1.04	(0.16)	46
01/31/24	11.96	(0.02)	3.95	3.93	—	—	—	15.89	32.86	174,238	1.15	1.05	(0.18)	32
01/31/25	15.89	(0.06)	4.37	4.31	—	(0.92)	(0.92)	19.28	27.15	190,941	1.14	1.04	(0.33)	36
01/31/26	19.28	(0.09)	2.45	2.36	—	(4.32)	(4.32)	17.32	11.70	191,790	1.15	1.05	(0.49)	38

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan Diversified Balanced Portfolio — Class 1
01/31/22	$20.78	$0.25	$1.49	$1.74 (3)	$(0.15)	$(1.05)	$(1.20)	$21.32	8.18%	$165,419	0.72%	0.70%	1.17%	109%(4)
01/31/23	21.32	0.31	(2.34)	(2.03)	(0.23)	(2.57)	(2.80)	16.49	(8.27)	132,303	0.71	0.71	1.68	73
01/31/24	16.49	0.33	1.26	1.59	(0.27)	—	(0.27)	17.81	9.81	127,180	0.72	0.72	1.97	74
01/31/25	17.81	0.40	1.74	2.14	(0.34)	—	(0.34)	19.61	12.03 (5)	122,727	0.72	0.69	2.12	65
01/31/26	19.61	0.43	1.85	2.28	(0.45)	(0.70)	(1.15)	20.74	11.80	121,005	0.74	0.72	2.13	60
SA JPMorgan Diversified Balanced Portfolio — Class 2
01/31/22	20.73	0.23	1.48	1.71 (3)	(0.14)	(1.05)	(1.19)	21.25	8.02	21,160	0.86	0.84	1.04	109 (4)
01/31/23	21.25	0.28	(2.34)	(2.06)	(0.20)	(2.57)	(2.77)	16.42	(8.41)	18,480	0.86	0.86	1.53	73
01/31/24	16.42	0.30	1.26	1.56	(0.24)	—	(0.24)	17.74	9.67	17,952	0.87	0.87	1.82	74
01/31/25	17.74	0.37	1.73	2.10	(0.31)	—	(0.31)	19.53	11.86 (5)	17,634	0.87	0.84	1.97	65
01/31/26	19.53	0.40	1.84	2.24	(0.41)	(0.70)	(1.11)	20.66	11.67	16,093	0.89	0.87	1.98	60
SA JPMorgan Diversified Balanced Portfolio — Class 3
01/31/22	20.61	0.21	1.47	1.68 (3)	(0.12)	(1.05)	(1.17)	21.12	7.93	321,115	0.96	0.94	0.97	109 (4)
01/31/23	21.12	0.26	(2.33)	(2.07)	(0.18)	(2.57)	(2.75)	16.30	(8.53)	288,124	0.96	0.96	1.43	73
01/31/24	16.30	0.28	1.26	1.54	(0.23)	—	(0.23)	17.61	9.57	294,516	0.97	0.97	1.72	74
01/31/25	17.61	0.35	1.72	2.07	(0.30)	—	(0.30)	19.38	11.73 (5)	298,145	0.97	0.94	1.87	65
01/31/26	19.38	0.37	1.83	2.20	(0.39)	(0.70)	(1.09)	20.49	11.55	295,126	0.99	0.97	1.88	60
SA JPMorgan Emerging Markets Portfolio — Class 1
01/31/22	10.18	0.24	(0.58)	(0.34)	(0.18)	—	(0.18)	9.66	(3.39)	88,201	1.25	1.14	2.35	64
01/31/23	9.66	0.26	(2.05)	(1.79)	(0.23)	(0.06)	(0.29)	7.58	(18.05)	72,415	1.28	1.16	3.35	66
01/31/24	7.58	0.16	(0.33)	(0.17)	(0.29)	—	(0.29)	7.12	(2.03)	67,353	1.31	1.18	2.17	68
01/31/25	7.12	0.19	1.09	1.28	(0.24)	—	(0.24)	8.16	17.97	64,136	1.33	1.21	2.35	64
01/31/26	8.16	0.17	3.67	3.84	(0.24)	—	(0.24)	11.76	47.53	87,105	1.33	1.20	1.83	70
SA JPMorgan Emerging Markets Portfolio — Class 2
01/31/22	10.13	0.22	(0.57)	(0.35)	(0.17)	—	(0.17)	9.61	(3.53)	3,141	1.40	1.29	2.09	64
01/31/23	9.61	0.23	(2.02)	(1.79)	(0.21)	(0.06)	(0.27)	7.55	(18.14)	2,426	1.43	1.31	3.01	66
01/31/24	7.55	0.15	(0.33)	(0.18)	(0.28)	—	(0.28)	7.09	(2.21)	2,111	1.46	1.33	2.04	68
01/31/25	7.09	0.18	1.08	1.26	(0.23)	—	(0.23)	8.12	17.72	2,119	1.48	1.36	2.19	64
01/31/26	8.12	0.16	3.66	3.82	(0.23)	—	(0.23)	11.71	47.45	2,658	1.48	1.35	1.69	70
SA JPMorgan Emerging Markets Portfolio — Class 3
01/31/22	10.04	0.21	(0.57)	(0.36)	(0.16)	—	(0.16)	9.52	(3.64)	150,043	1.50	1.39	2.06	64
01/31/23	9.52	0.23	(2.01)	(1.78)	(0.20)	(0.06)	(0.26)	7.48	(18.18)	122,292	1.54	1.42	2.98	66
01/31/24	7.48	0.14	(0.32)	(0.18)	(0.28)	—	(0.28)	7.02	(2.33)	113,467	1.56	1.43	1.93	68
01/31/25	7.02	0.17	1.07	1.24	(0.22)	—	(0.22)	8.04	17.66	119,038	1.58	1.46	2.09	64
01/31/26	8.04	0.15	3.61	3.76	(0.22)	—	(0.22)	11.58	47.15	137,060	1.58	1.45	1.61	70

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Includes the effect of a merger.
(4)	Excludes purchases/sales due to merger.
(5)	The Portfolio’s performance figure was decreased by 0.00% from losses on the disposal of investments in violation of investment restrictions.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan Equity-Income Portfolio — Class 1
01/31/22	$33.42	$0.69	$8.63	$9.32	$(0.74)	$(1.32)	$(2.06)	$40.68	27.93%	$926,960	0.57%	0.57%	1.75%	19%
01/31/23	40.68	0.80	(0.57)	0.23	(0.77)	(4.48)	(5.25)	35.66	1.26	779,389	0.57	0.57	2.09	10
01/31/24	35.66	0.73	(0.43)	0.30	(0.87)	(3.26)	(4.13)	31.83	1.99	626,754	0.58	0.58	2.20	13
01/31/25	31.83	0.68	5.15	5.83	(0.86)	(2.48)	(3.34)	34.32	18.31	515,610	0.58	0.58	1.98	19
01/31/26	34.32	0.60	3.46	4.06	(0.81)	(5.87)	(6.68)	31.70	13.38	442,265	0.59	0.59	1.81	25
SA JPMorgan Equity-Income Portfolio — Class 2
01/31/22	33.38	0.63	8.61	9.24	(0.69)	(1.32)	(2.01)	40.61	27.72	11,767	0.72	0.72	1.60	19
01/31/23	40.61	0.74	(0.56)	0.18	(0.71)	(4.48)	(5.19)	35.60	1.12	10,194	0.72	0.72	1.94	10
01/31/24	35.60	0.68	(0.43)	0.25	(0.81)	(3.26)	(4.07)	31.78	1.83	9,186	0.73	0.73	2.04	13
01/31/25	31.78	0.62	5.15	5.77	(0.81)	(2.48)	(3.29)	34.26	18.15	10,214	0.73	0.73	1.82	19
01/31/26	34.26	0.55	3.44	3.99	(0.74)	(5.87)	(6.61)	31.64	13.20	9,155	0.74	0.74	1.66	25
SA JPMorgan Equity-Income Portfolio — Class 3
01/31/22	33.16	0.59	8.57	9.16	(0.67)	(1.32)	(1.99)	40.33	27.65	326,372	0.82	0.82	1.50	19
01/31/23	40.33	0.70	(0.56)	0.14	(0.68)	(4.48)	(5.16)	35.31	1.02	321,279	0.82	0.82	1.85	10
01/31/24	35.31	0.64	(0.43)	0.21	(0.79)	(3.26)	(4.05)	31.47	1.71	334,321	0.83	0.83	1.94	13
01/31/25	31.47	0.58	5.10	5.68	(0.78)	(2.48)	(3.26)	33.89	18.04	365,778	0.83	0.83	1.72	19
01/31/26	33.89	0.51	3.40	3.91	(0.72)	(5.87)	(6.59)	31.21	13.08	369,972	0.84	0.84	1.56	25
SA JPMorgan Large Cap Core Portfolio — Class 1
01/31/22	23.61	0.15	4.75	4.90	(0.18)	(1.24)	(1.42)	27.09	20.40	393,771	0.76	0.71	0.55	52
01/31/23	27.09	0.15	(3.51)	(3.36)	(0.24)	(5.56)	(5.80)	17.93	(10.40)	301,022	0.78	0.73	0.66	62
01/31/24	17.93	0.16	3.76	3.92	(0.15)	(0.63)	(0.78)	21.07	22.35	302,716	0.81	0.75	0.83	118
01/31/25	21.07	0.11	5.14	5.25	(0.09)	(2.60)	(2.69)	23.63	24.76	406,834	0.77	0.70	0.46	58
01/31/26	23.63	0.11	2.84	2.95	(0.10)	(2.61)	(2.71)	23.87	12.71	417,526	0.76	0.69	0.46	47
SA JPMorgan Large Cap Core Portfolio — Class 2
01/31/22	23.61	0.11	4.74	4.85	(0.14)	(1.24)	(1.38)	27.08	20.20	3,636	0.91	0.86	0.41	52
01/31/23	27.08	0.11	(3.49)	(3.38)	(0.20)	(5.56)	(5.76)	17.94	(10.52)	3,010	0.93	0.88	0.51	62
01/31/24	17.94	0.13	3.76	3.89	(0.12)	(0.63)	(0.75)	21.08	22.15	3,275	0.96	0.90	0.67	118
01/31/25	21.08	0.07	5.15	5.22	(0.06)	(2.60)	(2.66)	23.64	24.59	3,617	0.92	0.85	0.32	58
01/31/26	23.64	0.07	2.85	2.92	(0.07)	(2.61)	(2.68)	23.88	12.53	3,630	0.91	0.84	0.31	47
SA JPMorgan Large Cap Core Portfolio — Class 3
01/31/22	23.47	0.08	4.72	4.80	(0.12)	(1.24)	(1.36)	26.91	20.11	118,427	1.01	0.96	0.31	52
01/31/23	26.91	0.09	(3.48)	(3.39)	(0.17)	(5.56)	(5.73)	17.79	(10.61)	104,992	1.03	0.98	0.40	62
01/31/24	17.79	0.11	3.72	3.83	(0.10)	(0.63)	(0.73)	20.89	21.99	115,796	1.06	1.00	0.57	118
01/31/25	20.89	0.05	5.10	5.15	(0.04)	(2.60)	(2.64)	23.40	24.47	128,361	1.02	0.95	0.22	58
01/31/26	23.40	0.05	2.81	2.86	(0.04)	(2.61)	(2.65)	23.61	12.43	133,529	1.01	0.94	0.21	47

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan MFS Core Bond Portfolio — Class 1
01/31/22	$9.67	$0.18	$(0.40)	$(0.22)	$(0.25)	$(0.08)	$(0.33)	$9.12	(2.34)%	$1,068,190	0.63%	0.53%	1.90%	115%
01/31/23	9.12	0.22	(0.98)	(0.76)	(0.21)	—	(0.21)	8.15	(8.17)	896,640	0.63	0.53	2.67	82
01/31/24	8.15	0.30	(0.08)	0.22	(0.24)	—	(0.24)	8.13	2.88	874,967	0.64	0.54	3.72	43
01/31/25	8.13	0.32	(0.09)	0.23	(0.31)	—	(0.31)	8.05	2.79 (3)	911,255	0.64	0.54	3.87	33 (4)
01/31/26	8.05	0.32	0.23	0.55	(0.32)	—	(0.32)	8.28	6.88	932,769	0.63	0.53	3.92	33 (4)
SA JPMorgan MFS Core Bond Portfolio — Class 2
01/31/22	9.64	0.17	(0.41)	(0.24)	(0.23)	(0.08)	(0.31)	9.09	(2.50)	7,289	0.78	0.68	1.75	115
01/31/23	9.09	0.21	(0.98)	(0.77)	(0.19)	—	(0.19)	8.13	(8.29)	5,268	0.78	0.68	2.49	82
01/31/24	8.13	0.29	(0.08)	0.21	(0.23)	—	(0.23)	8.11	2.72	5,479	0.79	0.69	3.58	43
01/31/25	8.11	0.30	(0.09)	0.21	(0.29)	—	(0.29)	8.03	2.64 (3)	5,268	0.79	0.69	3.72	33 (4)
01/31/26	8.03	0.31	0.23	0.54	(0.31)	—	(0.31)	8.26	6.75	5,587	0.78	0.68	3.77	33 (4)
SA JPMorgan MFS Core Bond Portfolio — Class 3
01/31/22	9.57	0.15	(0.39)	(0.24)	(0.23)	(0.08)	(0.31)	9.02	(2.58)	991,411	0.88	0.78	1.65	115
01/31/23	9.02	0.20	(0.98)	(0.78)	(0.18)	—	(0.18)	8.06	(8.46)	812,464	0.88	0.78	2.41	82
01/31/24	8.06	0.28	(0.08)	0.20	(0.22)	—	(0.22)	8.04	2.64	832,500	0.89	0.79	3.47	43
01/31/25	8.04	0.29	(0.08)	0.21	(0.29)	—	(0.29)	7.96	2.57 (3)	831,614	0.89	0.79	3.62	33 (4)
01/31/26	7.96	0.30	0.23	0.53	(0.30)	—	(0.30)	8.19	6.70	849,329	0.88	0.78	3.67	33 (4)
SA JPMorgan Mid-Cap Growth Portfolio — Class 1
01/31/22	25.84	(0.12)	(0.09)	(0.21)(5)	—	(3.16)	(3.16)	22.47	(2.91)	307,277	0.79	0.79	(0.44)	81 (6)
01/31/23	22.47	(0.06)	(2.71)	(2.77)	—	(4.86)	(4.86)	14.84	(9.72)	247,991	0.80	0.79	(0.32)	42
01/31/24	14.84	(0.04)	2.20	2.16	—	—	—	17.00	14.56	245,624	0.80	0.79	(0.29)	49
01/31/25	17.00	(0.06)	3.74	3.68	—	—	—	20.68	21.65	247,971	0.79	0.79	(0.31)	59
01/31/26	20.68	(0.07)	0.35	0.28	—	(1.45)	(1.45)	19.51	1.33	232,398	0.80	0.77	(0.37)	68
SA JPMorgan Mid-Cap Growth Portfolio — Class 2
01/31/22	24.57	(0.15)	(0.06)	(0.21)(5)	—	(3.16)	(3.16)	21.20	(3.07)	19,013	0.94	0.94	(0.59)	81 (6)
01/31/23	21.20	(0.08)	(2.59)	(2.67)	—	(4.86)	(4.86)	13.67	(9.84)	14,834	0.95	0.94	(0.48)	42
01/31/24	13.67	(0.06)	2.02	1.96	—	—	—	15.63	14.34	14,557	0.95	0.94	(0.44)	49
01/31/25	15.63	(0.08)	3.44	3.36	—	—	—	18.99	21.50	14,865	0.94	0.94	(0.46)	59
01/31/26	18.99	(0.09)	0.32	0.23	—	(1.45)	(1.45)	17.77	1.17	13,216	0.95	0.92	(0.52)	68
SA JPMorgan Mid-Cap Growth Portfolio — Class 3
01/31/22	23.80	(0.17)	(0.04)	(0.21)(5)	—	(3.16)	(3.16)	20.43	(3.17)	361,316	1.04	1.04	(0.69)	81 (6)
01/31/23	20.43	(0.09)	(2.52)	(2.61)	—	(4.86)	(4.86)	12.96	(9.93)	347,093	1.05	1.04	(0.57)	42
01/31/24	12.96	(0.07)	1.91	1.84	—	—	—	14.80	14.20	382,722	1.05	1.04	(0.54)	49
01/31/25	14.80	(0.09)	3.26	3.17	—	—	—	17.97	21.42	448,533	1.04	1.04	(0.57)	59
01/31/26	17.97	(0.11)	0.31	0.20	—	(1.45)	(1.45)	16.72	1.07	424,692	1.05	1.02	(0.62)	68

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The Portfolio’s performance figure was increased by 0.00% from gains on the disposal of investments in violation of investment restrictions.
(4)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA JPMorgan MFS Core Bond Portfolio	N/A	N/A	N/A	63%	49%

(5)	Includes the effect of a merger.
(6)	Excludes purchases/sales due to merger.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA JPMorgan Ultra-Short Bond Portfolio — Class 1
01/31/22	$10.49	$(0.03)	$(0.06)	$(0.09)	$(0.01)	$—	$(0.01)	$10.39	(0.90)%	$128,627	0.50%	0.50%	(0.32)%	110%
01/31/23	10.39	0.12	(0.20)	(0.08)	—	—	—	10.31	(0.77)	140,713	0.51	0.51	1.14	115
01/31/24	10.31	0.35	0.12	0.47	(0.12)	—	(0.12)	10.66	4.62	119,860	0.51	0.51	3.29	47
01/31/25	10.66	0.52	0.04	0.56	(0.42)	—	(0.42)	10.80	5.30	107,255	0.53	0.53	4.77	118
01/31/26	10.80	0.45	0.04	0.49	(0.53)	—	(0.53)	10.76	4.62	105,389	0.54	0.54	4.09	108
SA JPMorgan Ultra-Short Bond Portfolio — Class 2
01/31/22	10.36	(0.05)	(0.06)	(0.11)	—	—	—	10.25	(1.06)	12,729	0.65	0.65	(0.46)	110
01/31/23	10.25	0.09	(0.18)	(0.09)	—	—	—	10.16	(0.88)	10,969	0.66	0.66	0.91	115
01/31/24	10.16	0.33	0.13	0.46	(0.11)	—	(0.11)	10.51	4.50	9,678	0.66	0.66	3.15	47
01/31/25	10.51	0.49	0.04	0.53	(0.40)	—	(0.40)	10.64	5.11	9,573	0.68	0.68	4.62	118
01/31/26	10.64	0.42	0.04	0.46	(0.51)	—	(0.51)	10.59	4.42	8,630	0.69	0.69	3.94	108
SA JPMorgan Ultra-Short Bond Portfolio — Class 3
01/31/22	10.26	(0.06)	(0.05)	(0.11)	—	—	—	10.15	(1.07)	227,418	0.75	0.75	(0.56)	110
01/31/23	10.15	0.09	(0.20)	(0.11)	—	—	—	10.04	(1.08)	236,563	0.76	0.76	0.87	115
01/31/24	10.04	0.31	0.13	0.44	(0.10)	—	(0.10)	10.38	4.38	228,009	0.76	0.76	3.07	47
01/31/25	10.38	0.48	0.04	0.52	(0.39)	—	(0.39)	10.51	5.07	220,071	0.78	0.78	4.52	118
01/31/26	10.51	0.41	0.04	0.45	(0.51)	—	(0.51)	10.45	4.30	225,716	0.79	0.79	3.84	108
SA Large Cap Growth Index Portfolio — Class 1
01/31/22	23.94	0.10	5.09	5.19	(0.17)	(1.56)	(1.73)	27.40	21.21	300,040	0.36	0.35	0.38	31
01/31/23	27.40	0.14	(5.58)	(5.44)	(0.10)	(3.27)	(3.37)	18.59	(18.85)	241,019	0.37	0.35	0.64	39
01/31/24	18.59	0.19	4.57	4.76	(0.10)	(0.49)	(0.59)	22.76	25.99	435,365	0.37	0.35	0.90	55
01/31/25	22.76	0.09	7.93	8.02	(0.15)	(0.90)	(1.05)	29.73	35.37 (3)	602,810	0.36	0.35	0.33	58
01/31/26	29.73	0.09	5.54	5.63	(0.09)	(4.76)	(4.85)	30.51	19.24	639,803	0.35	0.35	0.28	37
SA Large Cap Growth Index Portfolio — Class 3
01/31/22	23.87	0.03	5.08	5.11	(0.15)	(1.56)	(1.71)	27.27	20.91	31,767	0.61	0.60	0.11	31
01/31/23	27.27	0.09	(5.56)	(5.47)	(0.06)	(3.27)	(3.33)	18.47	(19.07)	38,667	0.62	0.60	0.40	39
01/31/24	18.47	0.14	4.54	4.68	(0.06)	(0.49)	(0.55)	22.60	25.70	52,268	0.62	0.60	0.66	55
01/31/25	22.60	0.02	7.87	7.89	(0.11)	(0.90)	(1.01)	29.48	35.02 (3)	75,262	0.61	0.60	0.09	58
01/31/26	29.48	0.01	5.50	5.51	(0.03)	(4.76)	(4.79)	30.20	18.97	90,063	0.60	0.60	0.03	37

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The Portfolio’s performance figure was increased by 0.14% from reimbursement of an investment violation.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Large Cap Index Portfolio — Class 1
01/31/22	$29.64	$0.38	$6.45	$6.83	$(0.46)	$(0.59)	$(1.05)	$35.42	22.92%	$3,318,184	0.39%	0.25%	1.10%	9%
01/31/23	35.42	0.43	(3.62)	(3.19)	(0.41)	(1.85)	(2.26)	29.97	(8.43)	2,773,017	0.40	0.26	1.35	2
01/31/24	29.97	0.43	5.49	5.92	(0.45)	(1.32)	(1.77)	34.12	20.44	2,999,320	0.41	0.27	1.36	2
01/31/25	34.12	0.42	8.43	8.85	(0.49)	(1.95)	(2.44)	40.53	26.04	3,216,777	0.39	0.25	1.10	3
01/31/26	40.53	0.41	5.89	6.30	(0.48)	(5.19)	(5.67)	41.16	16.04	3,197,904	0.39	0.25	1.00	9
SA Large Cap Index Portfolio — Class 3
01/31/22	29.56	0.29	6.44	6.73	(0.43)	(0.59)	(1.02)	35.27	22.62	71,748	0.64	0.50	0.84	9
01/31/23	35.27	0.34	(3.60)	(3.26)	(0.35)	(1.85)	(2.20)	29.81	(8.68)	81,202	0.66	0.52	1.10	2
01/31/24	29.81	0.35	5.46	5.81	(0.39)	(1.32)	(1.71)	33.91	20.15	108,260	0.66	0.52	1.10	2
01/31/25	33.91	0.33	8.36	8.69	(0.41)	(1.95)	(2.36)	40.24	25.73	129,211	0.64	0.50	0.85	3
01/31/26	40.24	0.31	5.83	6.14	(0.38)	(5.19)	(5.57)	40.81	15.74	144,160	0.64	0.50	0.75	9
SA Large Cap Value Index Portfolio — Class 1
01/31/22	16.13	0.33	3.59	3.92	(0.44)	(0.24)	(0.68)	19.37	24.29	319,358	0.36	0.35	1.73	36
01/31/23	19.37	0.34	0.01	0.35	(0.35)	(1.48)	(1.83)	17.89	2.74	284,161	0.36	0.35	1.89	42
01/31/24	17.89	0.30	2.01	2.31	(0.29)	(1.54)	(1.83)	18.37	14.15	397,683	0.37	0.35	1.67	51
01/31/25	18.37	0.36	2.39	2.75	(0.22)	(1.62)	(1.84)	19.28	14.82	549,007	0.36	0.35	1.84	48
01/31/26	19.28	0.31	1.97	2.28	(0.32)	(1.65)	(1.97)	19.59	12.39	615,970	0.36	0.35	1.61	42
SA Large Cap Value Index Portfolio — Class 3
01/31/22	16.08	0.27	3.60	3.87	(0.43)	(0.24)	(0.67)	19.28	24.03	31,593	0.61	0.60	1.46	36
01/31/23	19.28	0.29	(0.00)	0.29	(0.32)	(1.48)	(1.80)	17.77	2.45	47,147	0.61	0.60	1.63	42
01/31/24	17.77	0.26	1.99	2.25	(0.25)	(1.54)	(1.79)	18.23	13.93	59,548	0.62	0.60	1.44	51
01/31/25	18.23	0.31	2.36	2.67	(0.18)	(1.62)	(1.80)	19.10	14.50	73,718	0.61	0.60	1.59	48
01/31/26	19.10	0.26	1.93	2.19	(0.27)	(1.65)	(1.92)	19.37	12.05	82,938	0.61	0.60	1.36	42

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA MFS Large Cap Growth Portfolio — Class 1(3)
01/31/22	$16.09	$0.01	$3.20	$3.21	$(0.04)	$(2.06)	$(2.10)	$17.20	19.12%	$560,053	0.68%	0.68%	0.06%	49%
01/31/23	17.20	0.07	(3.42)	(3.35)	—	(2.97)	(2.97)	10.88	(17.83)	456,948	0.70	0.70	0.50	52
01/31/24	10.88	0.01	3.69	3.70	(0.06)	(0.22)	(0.28)	14.30	34.36	450,389	0.70	0.70	0.12	43
01/31/25	14.30	0.01	4.96	4.97	(0.01)	(2.01)	(2.02)	17.25	35.19	411,743	0.69	0.69	0.04	35
01/31/26	17.25	(0.01)	2.29	2.28	—	(3.45)	(3.45)	16.08	13.25	470,505	0.68	0.68	(0.04)	56 (4)
SA MFS Large Cap Growth Portfolio — Class 2(3)
01/31/22	16.01	(0.02)	3.19	3.17	(0.01)	(2.06)	(2.07)	17.11	19.01	3,599	0.83	0.83	(0.09)	49
01/31/23	17.11	0.05	(3.40)	(3.35)	—	(2.97)	(2.97)	10.79	(17.93)	2,693	0.84	0.84	0.34	52
01/31/24	10.79	(0.01)	3.66	3.65	(0.05)	(0.22)	(0.27)	14.17	34.08	3,117	0.85	0.85	(0.04)	43
01/31/25	14.17	(0.02)	4.93	4.91	—	(2.01)	(2.01)	17.07	35.05	3,648	0.84	0.84	(0.11)	35
01/31/26	17.07	(0.03)	2.25	2.22	—	(3.45)	(3.45)	15.84	13.02	30,853	0.83	0.83	(0.20)	56 (4)
SA MFS Large Cap Growth Portfolio — Class 3(3)
01/31/22	15.87	(0.04)	3.16	3.12	(0.00)	(2.06)	(2.06)	16.93	18.85	179,000	0.93	0.93	(0.20)	49
01/31/23	16.93	0.03	(3.36)	(3.33)	—	(2.97)	(2.97)	10.63	(18.01)	165,104	0.95	0.95	0.25	52
01/31/24	10.63	(0.02)	3.61	3.59	(0.04)	(0.22)	(0.26)	13.96	34.01	195,497	0.95	0.95	(0.14)	43
01/31/25	13.96	(0.03)	4.84	4.81	—	(2.01)	(2.01)	16.76	34.86	231,349	0.94	0.94	(0.21)	35
01/31/26	16.76	(0.05)	2.21	2.16	—	(3.45)	(3.45)	15.47	12.89	253,046	0.93	0.93	(0.29)	56 (4)
SA MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/22	24.69	0.17	5.30	5.47	(0.20)	(1.16)	(1.36)	28.80	21.89	713,950	0.71	0.67	0.58	18
01/31/23	28.80	0.20	(2.79)	(2.59)	(0.31)	(5.46)	(5.77)	20.44	(7.16)	595,459	0.71	0.67	0.82	10
01/31/24	20.44	0.17	2.61	2.78	(0.19)	(1.83)	(2.02)	21.20	14.72	572,701	0.72	0.68	0.83	22
01/31/25	21.20	0.16	4.40	4.56	(0.25)	(3.56)	(3.81)	21.95	21.67	409,497	0.72	0.68	0.68	24
01/31/26	21.95	0.11	2.39	2.50	(0.20)	(7.91)	(8.11)	16.34	13.05	302,072	0.74	0.70	0.52	28
SA MFS Massachusetts Investors Trust Portfolio — Class 2
01/31/22	24.72	0.11	5.32	5.43	(0.16)	(1.16)	(1.32)	28.83	21.72	8,016	0.86	0.82	0.40	18
01/31/23	28.83	0.16	(2.80)	(2.64)	(0.26)	(5.46)	(5.72)	20.47	(7.35)	6,499	0.86	0.82	0.67	10
01/31/24	20.47	0.14	2.62	2.76	(0.15)	(1.83)	(1.98)	21.25	14.59	6,307	0.87	0.83	0.68	22
01/31/25	21.25	0.12	4.40	4.52	(0.21)	(3.56)	(3.77)	22.00	21.44	6,783	0.87	0.83	0.53	24
01/31/26	22.00	0.07	2.41	2.48	(0.16)	(7.91)	(8.07)	16.41	12.92	6,692	0.89	0.85	0.37	28
SA MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/22	24.55	0.08	5.28	5.36	(0.13)	(1.16)	(1.29)	28.62	21.60	375,411	0.96	0.92	0.27	18
01/31/23	28.62	0.14	(2.78)	(2.64)	(0.23)	(5.46)	(5.69)	20.29	(7.43)	317,849	0.96	0.92	0.57	10
01/31/24	20.29	0.12	2.60	2.72	(0.13)	(1.83)	(1.96)	21.05	14.51	311,148	0.97	0.93	0.59	22
01/31/25	21.05	0.10	4.34	4.44	(0.18)	(3.56)	(3.74)	21.75	21.27	308,719	0.97	0.93	0.43	24
01/31/26	21.75	0.05	2.39	2.44	(0.14)	(7.91)	(8.05)	16.14	12.86	294,381	0.99	0.95	0.27	28

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to April 28, 2025, the Portfolio was known as SA MFS Blue Chip Growth Portfolio.
(4)	Excludes purchases/sales due to merger.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA MFS Total Return Portfolio — Class 1
01/31/22	$19.92	$0.27	$2.23	$2.50	$(0.33)	$(1.15)	$(1.48)	$20.94	12.43%	$157,462	0.70%	0.70%	1.27%	27%
01/31/23	20.94	0.35	(1.30)	(0.95)	(0.31)	(1.81)	(2.12)	17.87	(3.73)	134,358	0.71	0.71	1.82	29
01/31/24	17.87	0.42	0.39	0.81	(0.35)	(0.60)	(0.95)	17.73	5.04	127,041	0.72	0.72	2.38	23
01/31/25	17.73	0.46	1.47	1.93	(0.47)	(0.73)	(1.20)	18.46	10.83	120,050	0.71	0.71	2.45	30 (3)
01/31/26	18.46	0.46	1.56	2.02	(0.50)	(1.62)	(2.12)	18.36	11.63	114,135	0.71	0.71	2.45	25 (3)
SA MFS Total Return Portfolio — Class 2
01/31/22	19.95	0.24	2.22	2.46	(0.30)	(1.15)	(1.45)	20.96	12.20	21,897	0.85	0.85	1.12	27
01/31/23	20.96	0.32	(1.28)	(0.96)	(0.28)	(1.81)	(2.09)	17.91	(3.82)	18,531	0.86	0.86	1.67	29
01/31/24	17.91	0.39	0.39	0.78	(0.32)	(0.60)	(0.92)	17.77	4.84	17,366	0.87	0.87	2.23	23
01/31/25	17.77	0.43	1.48	1.91	(0.44)	(0.73)	(1.17)	18.51	10.69	17,267	0.86	0.86	2.30	30 (3)
01/31/26	18.51	0.43	1.56	1.99	(0.47)	(1.62)	(2.09)	18.41	11.40	16,220	0.86	0.86	2.30	25 (3)
SA MFS Total Return Portfolio — Class 3
01/31/22	19.86	0.22	2.21	2.43	(0.28)	(1.15)	(1.43)	20.86	12.13	383,906	0.95	0.95	1.01	27
01/31/23	20.86	0.30	(1.29)	(0.99)	(0.26)	(1.81)	(2.07)	17.80	(3.99)	350,201	0.96	0.96	1.57	29
01/31/24	17.80	0.37	0.41	0.78	(0.31)	(0.60)	(0.91)	17.67	4.83	347,038	0.97	0.97	2.13	23
01/31/25	17.67	0.41	1.45	1.86	(0.42)	(0.73)	(1.15)	18.38	10.48	353,505	0.96	0.96	2.20	30 (3)
01/31/26	18.38	0.41	1.56	1.97	(0.45)	(1.62)	(2.07)	18.28	11.38	361,105	0.96	0.96	2.20	25 (3)
SA Mid Cap Index Portfolio — Class 1
01/31/22	13.39	0.12	1.76	1.88	(0.11)	(0.68)	(0.79)	14.48	13.55	394,230	0.36	0.36	0.81	20
01/31/23	14.48	0.15	0.01	0.16	(0.12)	(0.94)	(1.06)	13.58	1.93	380,657	0.36	0.36	1.14	11
01/31/24	13.58	0.16	0.36	0.52	(0.16)	(0.33)	(0.49)	13.61	4.33	373,134	0.37	0.37	1.24	19
01/31/25	13.61	0.17	2.55	2.72	(0.17)	(0.15)	(0.32)	16.01	19.92	420,174	0.36	0.36	1.11	21
01/31/26	16.01	0.17	0.90	1.07	(0.18)	(1.06)	(1.24)	15.84	7.25	418,124	0.37	0.37	1.11	24
SA Mid Cap Index Portfolio — Class 3
01/31/22	13.33	0.08	1.75	1.83	(0.10)	(0.68)	(0.78)	14.38	13.22	48,587	0.61	0.61	0.56	20
01/31/23	14.38	0.12	0.01	0.13	(0.10)	(0.94)	(1.04)	13.47	1.69	61,744	0.61	0.61	0.90	11
01/31/24	13.47	0.13	0.36	0.49	(0.14)	(0.33)	(0.47)	13.49	4.08	73,355	0.62	0.62	0.99	19
01/31/25	13.49	0.13	2.52	2.65	(0.14)	(0.15)	(0.29)	15.85	19.58	89,701	0.61	0.61	0.86	21
01/31/26	15.85	0.13	0.89	1.02	(0.14)	(1.06)	(1.20)	15.67	7.01	97,621	0.62	0.62	0.85	24

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA MFS Total Return Portfolio	N/A	N/A	N/A	59%	43%

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Morgan Stanley International Equities Portfolio — Class 1
01/31/22	$10.74	$0.22	$0.30	$0.52	$(0.14)	$—	$(0.14)	$11.12	4.80%	$283,663	0.89%	0.84%	1.91%	24%
01/31/23	11.12	0.16	(0.84)	(0.68)	(0.28)	(1.05)	(1.33)	9.11	(3.78)	236,933	0.91	0.86	1.65	36
01/31/24	9.11	0.16	0.29	0.45	(0.14)	—	(0.14)	9.42	5.11	228,422	0.91	0.86	1.73	31
01/31/25	9.42	0.17	0.72	0.89	(0.18)	—	(0.18)	10.13	9.52	202,409	0.91	0.86	1.71	54
01/31/26	10.13	0.14	1.58	1.72	(0.19)	(0.86)	(1.05)	10.80	17.45	217,152	0.93	0.88	1.32	56
SA Morgan Stanley International Equities Portfolio — Class 2
01/31/22	10.69	0.20	0.30	0.50	(0.12)	—	(0.12)	11.07	4.68	8,577	1.04	0.99	1.71	24
01/31/23	11.07	0.14	(0.83)	(0.69)	(0.26)	(1.05)	(1.31)	9.07	(3.95)	6,487	1.06	1.01	1.52	36
01/31/24	9.07	0.15	0.29	0.44	(0.13)	—	(0.13)	9.38	4.95	5,760	1.06	1.01	1.59	31
01/31/25	9.38	0.15	0.74	0.89	(0.17)	—	(0.17)	10.10	9.48 (3)	5,449	1.06	1.01	1.55	54
01/31/26	10.10	0.13	1.56	1.69	(0.17)	(0.86)	(1.03)	10.76	17.22	5,565	1.08	1.03	1.17	56
SA Morgan Stanley International Equities Portfolio — Class 3
01/31/22	10.66	0.18	0.32	0.50	(0.12)	—	(0.12)	11.04	4.61	144,053	1.14	1.09	1.59	24
01/31/23	11.04	0.13	(0.83)	(0.70)	(0.25)	(1.05)	(1.30)	9.04	(4.04)	120,600	1.16	1.11	1.39	36
01/31/24	9.04	0.13	0.30	0.43	(0.12)	—	(0.12)	9.35	4.86	112,574	1.16	1.11	1.48	31
01/31/25	9.35	0.14	0.73	0.87	(0.16)	—	(0.16)	10.06	9.31 (3)	115,025	1.16	1.11	1.43	54
01/31/26	10.06	0.12	1.56	1.68	(0.16)	(0.86)	(1.02)	10.72	17.18	112,638	1.18	1.13	1.08	56
SA PIMCO Global Bond Opportunities Portfolio — Class 1
01/31/22	12.29	0.07	(1.05)	(0.98)	(0.30)	—	(0.30)	11.01	(8.04)	87,817	0.72	0.72	0.57	417
01/31/23	11.01	0.12	(1.72)	(1.60)	—	—	—	9.41	(14.53)	69,263	0.86	0.86	1.21	470
01/31/24	9.41	0.20	(0.28)	(0.08)	—	—	—	9.33	(0.85)	57,446	0.89 (4)	0.89 (4)	2.16	315
01/31/25	9.33	0.28	(0.15)	0.13	(0.22)	—	(0.22)	9.24	1.47	47,631	1.01 (5)	0.99 (5)	3.09	282 (6)
01/31/26	9.24	0.37	0.40	0.77	(0.52)	—	(0.52)	9.49	8.35	47,802	0.95 (7)	0.93 (7)	3.95	267 (6)
SA PIMCO Global Bond Opportunities Portfolio — Class 2
01/31/22	12.16	0.05	(1.03)	(0.98)	(0.28)	—	(0.28)	10.90	(8.13)	3,938	0.87	0.87	0.42	417
01/31/23	10.90	0.10	(1.70)	(1.60)	—	—	—	9.30	(14.68)	3,018	1.01	1.01	1.05	470
01/31/24	9.30	0.18	(0.27)	(0.09)	—	—	—	9.21	(0.97)	2,759	1.05 (4)	1.05 (4)	2.01	315
01/31/25	9.21	0.27	(0.16)	0.11	(0.21)	—	(0.21)	9.11	1.20	2,444	1.15 (5)	1.14 (5)	2.99	282 (6)
01/31/26	9.11	0.36	0.39	0.75	(0.50)	—	(0.50)	9.36	8.27	1,959	1.10 (7)	1.08 (7)	3.81	267 (6)
SA PIMCO Global Bond Opportunities Portfolio — Class 3
01/31/22	12.02	0.04	(1.03)	(0.99)	(0.27)	—	(0.27)	10.76	(8.26)	305,711	0.97	0.97	0.32	417
01/31/23	10.76	0.09	(1.68)	(1.59)	—	—	—	9.17	(14.78)	244,152	1.12	1.12	0.96	470
01/31/24	9.17	0.17	(0.27)	(0.10)	—	—	—	9.07	(1.09)	233,928	1.14 (4)	1.14 (4)	1.91	315
01/31/25	9.07	0.26	(0.16)	0.10	(0.20)	—	(0.20)	8.97	1.15	233,443	1.26 (5)	1.24 (5)	2.91	282 (6)
01/31/26	8.97	0.34	0.39	0.73	(0.49)	—	(0.49)	9.21	8.22	229,735	1.20 (7)	1.18 (7)	3.70	267 (6)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The Portfolio’s performance figure was increased by 0.11% from reimbursement of an investment violation.
(4)	Includes interest expense of 0.07% relating to derivative or other investment activity
(5)	Includes interest expense of 0.18% relating to derivative or other investment activity.
(6)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA PIMCO Global Bond Opportunities Portfolio	N/A	N/A	N/A	846%	792%

(7)	Includes interest expense of 0.13% relating to derivative or other investment activity.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA PIMCO RAE International Value Portfolio — Class 1
01/31/22	$13.74	$0.40	$0.97	$1.37	$(0.34)	$(0.10)	$(0.44)	$14.67	9.93%	$250,389	0.89%	0.84%	2.67%	41%
01/31/23	14.67	0.52	(0.98)	(0.46)	(0.57)	(0.68)	(1.25)	12.96	(1.83)	177,002	0.90	0.83	3.93	46
01/31/24	12.96	0.42	0.59	1.01	(0.59)	—	(0.59)	13.38	8.21	135,148	0.90	0.82	3.19	42
01/31/25	13.38	0.45	0.51	0.96	(0.55)	—	(0.55)	13.79	7.12	94,327	0.91	0.83	3.22	51
01/31/26	13.79	0.54	4.96	5.50	(0.56)	(0.61)	(1.17)	18.12	41.33	118,932	0.92	0.84	3.42	48
SA PIMCO RAE International Value Portfolio — Class 2
01/31/22	13.75	0.37	0.98	1.35	(0.32)	(0.10)	(0.42)	14.68	9.77	9,544	1.04	0.99	2.48	41
01/31/23	14.68	0.50	(0.99)	(0.49)	(0.54)	(0.68)	(1.22)	12.97	(2.02)	8,024	1.05	0.98	3.83	46
01/31/24	12.97	0.38	0.62	1.00	(0.57)	—	(0.57)	13.40	8.10	7,601	1.05	0.97	2.91	42
01/31/25	13.40	0.42	0.52	0.94	(0.53)	—	(0.53)	13.81	6.94	7,487	1.06	0.98	3.00	51
01/31/26	13.81	0.52	4.96	5.48	(0.53)	(0.61)	(1.14)	18.15	41.14	8,778	1.07	0.99	3.27	48
SA PIMCO RAE International Value Portfolio — Class 3
01/31/22	13.71	0.36	0.97	1.33	(0.31)	(0.10)	(0.41)	14.63	9.62	428,687	1.14	1.09	2.39	41
01/31/23	14.63	0.49	(0.99)	(0.50)	(0.52)	(0.68)	(1.20)	12.93	(2.10)	349,450	1.15	1.08	3.73	46
01/31/24	12.93	0.37	0.62	0.99	(0.56)	—	(0.56)	13.36	7.99	325,489	1.15	1.07	2.82	42
01/31/25	13.36	0.40	0.52	0.92	(0.51)	—	(0.51)	13.77	6.85	321,247	1.16	1.08	2.89	51
01/31/26	13.77	0.51	4.93	5.44	(0.51)	(0.61)	(1.12)	18.09	40.95	336,612	1.17	1.09	3.26	48

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA PineBridge High-Yield Bond Portfolio — Class 1
01/31/22	$5.56	$0.28	$(0.09)	$0.19	$(0.29)	$—	$(0.29)	$5.46	3.37%	$141,050	0.68%	0.68%	5.01%	63%
01/31/23	5.46	0.30	(0.53)	(0.23)	(0.30)	—	(0.30)	4.93	(3.74)	124,374	0.71	0.71	6.00	31
01/31/24	4.93	0.36	0.24	0.60	(0.34)	—	(0.34)	5.19	12.56	121,139	0.72	0.72	7.06	38
01/31/25	5.19	0.34	0.09	0.43	(0.37)	—	(0.37)	5.25	8.46	128,004	0.72	0.72	6.38	39
01/31/26	5.25	0.34	0.04	0.38	(0.35)	—	(0.35)	5.28	7.32	127,510	0.76	0.76	6.34	48
SA PineBridge High-Yield Bond Portfolio — Class 2
01/31/22	5.56	0.28	(0.10)	0.18	(0.28)	—	(0.28)	5.46	3.21	6,500	0.83	0.83	4.86	63
01/31/23	5.46	0.30	(0.54)	(0.24)	(0.29)	—	(0.29)	4.93	(3.92)	5,556	0.86	0.86	5.85	31
01/31/24	4.93	0.35	0.24	0.59	(0.33)	—	(0.33)	5.19	12.36	5,402	0.87	0.87	6.92	38
01/31/25	5.19	0.33	0.09	0.42	(0.36)	—	(0.36)	5.25	8.27	5,123	0.87	0.87	6.23	39
01/31/26	5.25	0.33	0.04	0.37	(0.34)	—	(0.34)	5.28	7.15	5,009	0.91	0.91	6.19	48
SA PineBridge High-Yield Bond Portfolio — Class 3
01/31/22	5.52	0.27	(0.09)	0.18	(0.28)	—	(0.28)	5.42	3.15	145,057	0.93	0.93	4.76	63
01/31/23	5.42	0.29	(0.53)	(0.24)	(0.29)	—	(0.29)	4.89	(4.08)	125,148	0.96	0.96	5.74	31
01/31/24	4.89	0.34	0.24	0.58	(0.32)	—	(0.32)	5.15	12.35	126,822	0.97	0.97	6.82	38
01/31/25	5.15	0.32	0.09	0.41	(0.36)	—	(0.36)	5.20	8.05	126,964	0.97	0.97	6.13	39
01/31/26	5.20	0.32	0.04	0.36	(0.33)	—	(0.33)	5.23	7.11	120,170	1.01	1.01	6.09	48
SA Putnam International Value Portfolio — Class 1(3)
01/31/22	10.05	0.24	1.48	1.72	(0.23)	—	(0.23)	11.54	17.13	232,954	1.01	0.96	2.17	20
01/31/23	11.54	0.30	(0.39)	(0.09)	(0.19)	(0.52)	(0.71)	10.74	0.35	246,164	1.01	0.96	2.94	15
01/31/24	10.74	0.32	0.59	0.91	(0.29)	—	(0.29)	11.36	8.68	232,830	1.01	0.96	2.94	13
01/31/25	11.36	0.33	1.04	1.37	(0.41)	(0.41)	(0.82)	11.91	12.03	184,657	1.03	0.96	2.75	23
01/31/26	11.91	0.36	3.77	4.13	(0.34)	(1.35)	(1.69)	14.35	36.27	224,580	1.04	0.94	2.64	20
SA Putnam International Value Portfolio — Class 2(3)
01/31/22	10.11	0.25	1.47	1.72	(0.22)	—	(0.22)	11.61	16.98	4,567	1.16	1.11	2.15	20
01/31/23	11.61	0.27	(0.37)	(0.10)	(0.17)	(0.52)	(0.69)	10.82	0.27	4,719	1.16	1.11	2.70	15
01/31/24	10.82	0.31	0.58	0.89	(0.27)	—	(0.27)	11.44	8.45	4,615	1.16	1.11	2.77	13
01/31/25	11.44	0.31	1.06	1.37	(0.40)	(0.41)	(0.81)	12.00	11.87	4,602	1.18	1.11	2.53	23
01/31/26	12.00	0.34	3.81	4.15	(0.32)	(1.35)	(1.67)	14.48	36.14	5,314	1.18	1.08	2.50	20
SA Putnam International Value Portfolio — Class 3(3)
01/31/22	10.08	0.23	1.48	1.71	(0.21)	—	(0.21)	11.58	16.93	113,344	1.26	1.21	2.03	20
01/31/23	11.58	0.27	(0.38)	(0.11)	(0.16)	(0.52)	(0.68)	10.79	0.12	97,880	1.26	1.21	2.66	15
01/31/24	10.79	0.29	0.60	0.89	(0.26)	—	(0.26)	11.42	8.44	97,957	1.26	1.21	2.67	13
01/31/25	11.42	0.29	1.05	1.34	(0.38)	(0.41)	(0.79)	11.97	11.70	100,843	1.28	1.21	2.42	23
01/31/26	11.97	0.33	3.79	4.12	(0.31)	(1.35)	(1.66)	14.43	35.93	114,807	1.28	1.18	2.39	20

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to April 28, 2025, the Portfolio was known as SA Putnam International Growth and Income Portfolio.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Schroders VCP Global Allocation Portfolio — Class 1
01/31/22	$11.16	$0.10	$0.87	$0.97	$(0.08)	$—	$(0.08)	$12.05	8.64%	$276	0.89%	0.90%	0.83%	73%
01/31/23	12.05	0.18	(1.48)	(1.30)	(0.11)	(1.48)	(1.59)	9.16	(9.63)	243	0.90	0.90	1.73	56
01/31/24	9.16	0.23	0.71	0.94	(0.15)	—	(0.15)	9.95	10.40	259	0.92	0.90	2.49	56
01/31/25	9.95	0.23	1.14	1.37	(0.21)	—	(0.21)	11.11	13.79	363	0.92	0.90	2.19	59
01/31/26	11.11	0.27	0.96	1.23	(0.25)	(0.01)	(0.26)	12.08	11.16	387	0.93	0.90	2.35	59
SA Schroders VCP Global Allocation Portfolio — Class 3
01/31/22	11.14	0.07	0.87	0.94	(0.05)	—	(0.05)	12.03	8.39	582,011	1.14	1.15	0.59	73
01/31/23	12.03	0.15	(1.47)	(1.32)	(0.08)	(1.48)	(1.56)	9.15	(9.86)	480,513	1.15	1.15	1.48	56
01/31/24	9.15	0.21	0.70	0.91	(0.12)	—	(0.12)	9.94	10.09	463,680	1.18	1.15	2.24	56
01/31/25	9.94	0.21	1.13	1.34	(0.18)	—	(0.18)	11.10	13.52	441,588	1.17	1.15	2.00	59
01/31/26	11.10	0.24	0.96	1.20	(0.22)	(0.01)	(0.23)	12.07	10.86	413,228	1.18	1.15	2.11	59
SA Small Cap Index Portfolio — Class 1
01/31/22	14.29	0.08	(0.25)	(0.17)	(0.07)	(0.45)	(0.52)	13.60	(1.75)	257,507	0.43	0.45	0.50	22
01/31/23	13.60	0.11	(0.75)	(0.64)	(0.09)	(1.22)	(1.31)	11.65	(3.74)	252,637	0.44	0.45	0.92	17
01/31/24	11.65	0.11	0.07	0.18	(0.11)	(0.05)	(0.16)	11.67	1.71	237,223	0.46	0.44	0.98	14
01/31/25	11.67	0.11	2.06	2.17	(0.14)	(0.17)	(0.31)	13.53	18.48	240,593	0.44	0.41	0.87	19
01/31/26	13.53	0.11	1.89	2.00	(0.12)	(0.80)	(0.92)	14.61	15.33	252,130	0.45	0.41	0.79	29
SA Small Cap Index Portfolio — Class 3
01/31/22	14.23	0.04	(0.25)	(0.21)	(0.06)	(0.45)	(0.51)	13.51	(2.04)	43,654	0.69	0.70	0.26	22
01/31/23	13.51	0.08	(0.75)	(0.67)	(0.06)	(1.22)	(1.28)	11.56	(3.95)	52,951	0.69	0.70	0.68	17
01/31/24	11.56	0.08	0.06	0.14	(0.08)	(0.05)	(0.13)	11.57	1.42	59,710	0.71	0.69	0.73	14
01/31/25	11.57	0.08	2.03	2.11	(0.11)	(0.17)	(0.28)	13.40	18.16	77,550	0.69	0.65	0.61	19
01/31/26	13.40	0.07	1.87	1.94	(0.09)	(0.80)	(0.89)	14.45	15.01	90,551	0.70	0.66	0.54	29

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA T. Rowe Price Allocation Moderately Aggressive Portfolio — Class 1(3)
01/31/22	$13.46	$0.10	$1.44	$1.54	$—	$(0.20)	$(0.20)	$14.80	11.40%	$350	0.77%	0.81%	0.65%	39%
01/31/23	14.80	0.14	(1.52)	(1.38)	(0.08)	(0.93)	(1.01)	12.41	(8.69)	394	0.75	0.76	1.13	45
01/31/24	12.41	0.17	1.49	1.66	(0.15)	(0.10)	(0.25)	13.82	13.54	542	0.75	0.75	1.32	31
01/31/25	13.82	0.19	2.18	2.37	(0.18)	(0.16)	(0.34)	15.85	17.22	456	0.75	0.75	1.27	30 (4)
01/31/26	15.85	0.22	1.98	2.20	(0.21)	(0.98)	(1.19)	16.86	14.21	399	0.75	0.75	1.33	34 (4)
SA T. Rowe Price Allocation Moderately Aggressive Portfolio — Class 3(3)
01/31/22	13.47	0.05	1.46	1.51	—	(0.20)	(0.20)	14.78	11.17	628,755	1.02	1.06	0.36	39
01/31/23	14.78	0.11	(1.52)	(1.41)	(0.05)	(0.93)	(0.98)	12.39	(8.92)	635,335	1.00	1.01	0.89	45
01/31/24	12.39	0.14	1.48	1.62	(0.12)	(0.10)	(0.22)	13.79	13.22	699,570	1.00	1.00	1.07	31
01/31/25	13.79	0.15	2.18	2.33	(0.15)	(0.16)	(0.31)	15.81	16.94	773,513	1.00	1.00	1.00	30 (4)
01/31/26	15.81	0.17	1.98	2.15	(0.16)	(0.98)	(1.14)	16.82	13.98	808,475	1.00	1.00	1.06	34 (4)
SA T. Rowe Price VCP Balanced Portfolio — Class 1
01/31/22	13.22	0.10	1.04	1.14	(0.16)	(0.69)	(0.85)	13.51	8.31	290	0.80	0.80	0.78	55
01/31/23	13.51	0.19	(1.85)	(1.66)	(0.13)	(1.53)	(1.66)	10.19	(11.13)	243	0.81	0.81	1.64	53
01/31/24	10.19	0.22	0.97	1.19	(0.20)	—	(0.20)	11.18	11.93	249	0.81	0.81	2.11	33
01/31/25	11.18	0.26	1.54	1.80	(0.27)	—	(0.27)	12.71	16.08	254	0.82 (5)	0.82 (5)	2.10	34 (4)
01/31/26	12.71	0.26	1.67	1.93	(0.31)	(1.00)	(1.31)	13.33	15.68	268	0.83 (5)	0.83 (5)	1.99	39 (4)
SA T. Rowe Price VCP Balanced Portfolio — Class 3
01/31/22	13.20	0.09	1.01	1.10	(0.13)	(0.69)	(0.82)	13.48	8.00	1,712,989	1.05	1.05	0.64	55
01/31/23	13.48	0.16	(1.83)	(1.67)	(0.10)	(1.53)	(1.63)	10.18	(11.31)	1,458,827	1.06	1.06	1.39	53
01/31/24	10.18	0.19	0.98	1.17	(0.18)	—	(0.18)	11.17	11.63	1,453,517	1.06	1.06	1.86	33
01/31/25	11.17	0.22	1.55	1.77	(0.24)	—	(0.24)	12.70	15.81	1,439,068	1.07 (5)	1.07 (5)	1.85	34 (4)
01/31/26	12.70	0.23	1.67	1.90	(0.27)	(1.00)	(1.27)	13.33	15.47	1,393,164	1.08 (5)	1.08 (5)	1.75	39 (4)

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to April 28, 2025, the Portfolio was known as SA T. Rowe Price Asset Allocation Growth Portfolio.
(4)	Excludes TBA transactions. Beginning with the period ended January 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	01/22	01/23	01/24	01/25	01/26
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	N/A	N/A	N/A	31%	-
SA T. Rowe Price VCP Balanced Portfolio	N/A	N/A	N/A	53%	55%

(5)	Includes interest expense of 0.01% relating to derivative or other investment activity.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA VCP Dynamic Allocation Portfolio — Class 1(3)
01/31/22	$13.78	$0.27	$0.50	$0.77	$(0.27)	$(0.86)	$(1.13)	$13.42	5.19%	$492	0.22%	0.21%	1.94%	14%
01/31/23	13.42	0.18	(1.49)	(1.31)	(0.35)	(1.03)	(1.38)	10.73	(9.04)	440	0.23	0.23	1.52	14
01/31/24	10.73	0.20	0.72	0.92	(0.28)	(0.50)	(0.78)	10.87	9.25	522	0.26 (4)	0.25 (4)	1.88	11
01/31/25	10.87	0.23	1.48	1.71	(0.20)	(0.15)	(0.35)	12.23	15.77	497	0.26 (5)	0.25 (5)	1.96	16
01/31/26	12.23	0.33	0.89	1.22	(0.28)	(0.80)	(1.08)	12.37	10.18	986	0.25 (4)	0.24 (4)	2.67	28
SA VCP Dynamic Allocation Portfolio — Class 3(3)
01/31/22	13.77	0.10	0.63	0.73	(0.23)	(0.86)	(1.09)	13.41	4.93	10,989,643	0.47	0.46	0.72	14
01/31/23	13.41	0.12	(1.46)	(1.34)	(0.31)	(1.03)	(1.34)	10.73	(9.30)	8,834,352	0.48	0.48	0.99	14
01/31/24	10.73	0.14	0.75	0.89	(0.24)	(0.50)	(0.74)	10.88	9.01	8,349,868	0.51 (4)	0.50 (4)	1.35	11
01/31/25	10.88	0.19	1.49	1.68	(0.17)	(0.15)	(0.32)	12.24	15.47	8,126,212	0.51 (5)	0.50 (5)	1.63	16
01/31/26	12.24	0.20	0.99	1.19	(0.25)	(0.80)	(1.05)	12.38	9.91	8,938,290	0.50 (4)	0.50 (4)	1.66	28
SA VCP Dynamic Strategy Portfolio — Class 1(3)
01/31/22	13.79	0.27	0.66	0.93 (6)	(0.23)	(0.55)	(0.78)	13.94	6.49	778	0.22	0.22	1.94	33 (7)
01/31/23	13.94	0.19	(1.27)	(1.08)	(0.33)	(0.75)	(1.08)	11.78	(7.18)	687	0.24	0.24	1.51	13
01/31/24	11.78	0.20	0.62	0.82	(0.34)	(1.06)	(1.40)	11.20	8.16	719	0.26 (4)	0.26 (4)	1.72	12
01/31/25	11.20	0.20	1.49	1.69	(0.20)	(0.00)	(0.20)	12.69	15.14	600	0.27 (5)	0.26 (5)	1.69	18
01/31/26	12.69	0.25	1.00	1.25	(0.36)	(0.75)	(1.11)	12.83	10.05	619	0.26 (4)	0.26 (4)	1.96	16
SA VCP Dynamic Strategy Portfolio — Class 3(3)
01/31/22	13.79	0.11	0.78	0.89 (6)	(0.20)	(0.55)	(0.75)	13.93	6.20	7,115,875	0.47	0.47	0.74	33 (7)
01/31/23	13.93	0.12	(1.22)	(1.10)	(0.29)	(0.75)	(1.04)	11.79	(7.35)	5,713,761	0.49	0.49	0.97	13
01/31/24	11.79	0.15	0.63	0.78	(0.30)	(1.06)	(1.36)	11.21	7.81	5,364,605	0.51 (4)	0.51 (4)	1.29	12
01/31/25	11.21	0.17	1.50	1.67	(0.17)	(0.00)	(0.17)	12.71	14.93	5,189,506	0.52 (5)	0.51 (5)	1.43	18
01/31/26	12.71	0.18	1.03	1.21	(0.32)	(0.75)	(1.07)	12.85	9.72	4,767,475	0.51 (4)	0.51 (4)	1.42	16

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	Includes interest expense of 0.03% relating to derivative or other investment activity.
(5)	Includes interest expense of 0.04% relating to derivative or other investment activity.
(6)	Includes the effect of a merger.
(7)	Excludes purchases/sales due to merger.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA VCP Index Allocation Portfolio — Class 1(3)
01/31/22	$11.86	$0.19	$1.00	$1.19	$(0.15)	$(0.93)	$(1.08)	$11.97	9.69%	$358	0.24%	0.24%	1.51%	19%
01/31/23	11.97	0.18	(1.20)	(1.02)	—	(0.04)	(0.04)	10.91	(8.49)	365	0.24	0.24	1.65	8
01/31/24	10.91	0.22	0.96	1.18	(0.18)	(0.15)	(0.33)	11.76	11.13	528	0.24	0.24	1.94	5
01/31/25	11.76	0.28	1.93	2.21	(0.24)	(0.67)	(0.91)	13.06	18.81	551	0.23 (4)(5)	0.23 (4)(5)	2.21	7
01/31/26	13.06	0.38	1.08	1.46	(0.30)	(0.53)	(0.83)	13.69	11.36	721	0.25 (5)	0.25 (5)	2.87	9
SA VCP Index Allocation Portfolio — Class 3(3)
01/31/22	11.87	0.08	1.09	1.17	(0.12)	(0.93)	(1.05)	11.99	9.47	523,701	0.49	0.49	0.60	19
01/31/23	11.99	0.12	(1.17)	(1.05)	—	(0.04)	(0.04)	10.90	(8.72)	486,910	0.49	0.49	1.07	8
01/31/24	10.90	0.20	0.97	1.17	(0.16)	(0.15)	(0.31)	11.76	10.95	509,764	0.49	0.49	1.77	5
01/31/25	11.76	0.25	1.92	2.17	(0.21)	(0.67)	(0.88)	13.05	18.46	561,277	0.48 (4)(5)	0.48 (4)(5)	1.93	7
01/31/26	13.05	0.22	1.20	1.42	(0.26)	(0.53)	(0.79)	13.68	11.10	568,560	0.50 (5)	0.50 (5)	1.66	9

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	Includes reimbursement for overbilling of custody fees in prior years of 0.02%.
(5)	Includes interest expense of 0.02% relating to derivative or other investment activity.

Additional Index Information
S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Standard & Poor’s Financial Services LLC, and has been licensed for use by SunAmerica Asset Management, LLC. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by SunAmerica Asset Management, LLC.
BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg U.S. Government/Credit Index.”
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of the Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Portfolio. The Bloomberg U.S. Government/Credit Index is licensed for use by SunAmerica Asset Management, LLC as the Issuer of the Portfolio. The only relationship of Bloomberg and Barclays with the Issuer in respect of Bloomberg U.S. Government/Credit Index is the licensing of the Bloomberg U.S. Government/Credit Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Portfolio or the owners of the Portfolio.
Additionally, Issuer of the Portfolio may for itself execute transaction(s) with Barclays in or relating to the Bloomberg U.S. Government/Credit Index in connection with the Portfolio. Investors acquire the Portfolio from Issuer and investors neither acquire any interest in Bloomberg U.S. Government/Credit Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in this annuity contract. The Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the Portfolio or the advisability of investing in securities generally or the ability of the Bloomberg U.S. Government/Credit Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Portfolio or any other third party into consideration in determining, composing or calculating the Bloomberg U.S. Government/Credit Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and

Additional Index Information
Barclays and not for the benefit of the owners of the Portfolio, investors or other third parties. In addition, the licensing agreement between Issuer and Bloomberg is solely for the benefit of Issuer and Bloomberg and not for the benefit of the owners of the Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG US GOVERNMENT/CREDIT INDEX OR
ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG US GOVERNMENT/CREDIT INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

Appendix A
Underlying Portfolio Investments By SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio

The below chart lists the investment companies in which SA VCP Dynamic Allocation Portfolio (“SDAP”) and SA VCP Dynamic Strategy Portfolio (“SDSP,” and together with SDAP, the “Dynamic Portfolios”) may invest (each, an “Underlying Portfolio”), as of the date of this Prospectus. The below chart also provides each Underlying Portfolio’s investment goal, principal strategies, risks and investment techniques. SunAmerica Asset Management, LLC (“SunAmerica”) may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for a Dynamic Portfolio at any time without notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by a Dynamic Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses, dated May 1, 2026 for those portfolios of SunAmerica Series Trust and dated July 29, 2025 for those portfolios of Seasons Series Trust (collectively, the “Underlying Trusts”). Copies of the summary prospectuses and statutory prospectuses for the Underlying Portfolios may be obtained free of charge by calling or writing the Underlying Trusts at the telephone number or address on the back cover page of this Prospectus.
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SEASONS SERIES TRUST
SDAP and SDSP	SA Multi- Managed Diversified Fixed Income Portfolio	Relatively high current income and secondarily capital appreciation	Fixed income	•Risk of investing in bonds
Invests, under normal
circumstances, at least
80% of net assets in
fixed income
securities, including
U.S. and foreign
government securities,
asset- and mortgage-
backed securities,
investment-grade debt
securities, and lower-
rated fixed income
securities, or junk
bonds (up to 20% of
net assets). May also
invest in foreign
securities (up to 30%
of net assets) and in
short-term investments
(up to 20% of net
assets). The Portfolio
may also invest in
dollar rolls and when-
issued and delayed-
delivery securities.

•Interest rate risk
•Risk of investing in junk bonds
•Credit risk
•Foreign investment risk
•U.S. government obligations risk
•Foreign sovereign debt risk
•Mortgage- and asset-backed securities risk
•Roll transactions risk
•Failure to match index performance risk
•Index risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Issuer risk
•When-issued and delayed delivery transactions risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Multi- Managed International Equity Portfolio	Long-term growth of capital	International	•Foreign investment risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
issuers in at least
three countries other
than the United States.
The Portfolio invests
primarily in issuers
located in developed
countries, and invests
primarily in large-
capitalization
companies.

•Emerging markets risk
•Equity securities risk
•Country, sector or industry focus risk
•ESG investment risk
•Foreign currency risk
•Large-cap companies risk
•Small- and mid-cap companies risk
•Hedging risk
•Failure to match index performance risk
•Index risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Issuer risk
SDAP and SDSP	SA Multi- Managed Large Cap Growth Portfolio	Long-term growth of capital	Growth	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
large capitalization
companies selected
through a growth
strategy. May also
invest in equity
securities of medium-
capitalization
companies, short-term
investments (up to
20%) and foreign
securities, including
emerging market
securities. The
Portfolio may invest up
to 10% of its total
assets in fixed income
securities, such as
government, corporate
and bank debt
obligations.

•Large-cap companies risk
•Growth stock risk
•Foreign investment risk
•Emerging markets risk
•Failure to match index performance risk
•Index risk
•Mid-cap companies risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Non-diversification risk
•Issuer risk
•Foreign currency risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Multi- Managed Large Cap Value Portfolio	Long-term growth of capital	Value	•Management risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
large companies
selected through a
value strategy. May
also invest in equity
securities of medium-
capitalization
companies, foreign
securities (up to 30%)
and short-term
investments (up to
20%). May also invest
in real estate
investment trusts.

•Equity securities risk
•Large-cap companies risk
•Value investing risk
•Derivatives risk
•Foreign investment risk
•REITs risk
•Sector risk
•Failure to match index performance risk
•Index risk
•Mid-cap companies risk
•Quantitative investing risk
•Affiliated fund rebalancing risk
•Market risk
•Issuer risk
SDAP and SDSP	SA Multi- Managed Mid Cap Growth Portfolio	Long-term growth of capital	Growth	•Management risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
medium-capitalization
companies selected
through a growth
strategy. May also
invest a substantial
portion of its assets in
equity securities of
small- and large-
capitalization
companies, short-term
investments (up to
20%) and foreign
securities (up to 30%).

•Sector risk
•Equity securities risk
•Small- and mid-cap companies risk
•Growth stock risk
•Foreign investment risk
•Failure to match index performance risk
•Index risk
•Large-cap companies risk
•Affiliated fund rebalancing risk
•Market risk
•Issuer risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Multi- Managed Mid Cap Value Portfolio	Long-term growth of capital	Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
medium-capitalization
companies selected
through a value
strategy. May also
invest in equity
securities of large- and
small-capitalization
companies, short-term
investments (up to
20%), foreign
securities (up to 30%)
real estate investment
trusts and special
situations.

•Small- and mid-cap companies risk
•Value investing risk
•Foreign investment risk
•Failure to match index performance risk
•Index risk
•Real estate industry risk
•Large-cap companies risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Sector risk
•Issuer risk
SDAP and SDSP	SA American Century Inflation Protection Portfolio	Long-term total return using a strategy that seeks to protect against U.S. inflation	Fixed income	•Risk of investing in bonds
Invests substantially all
of its assets in
investment-grade debt
securities. To help
protect against U.S.
inflation, under normal
conditions the Portfolio
will invest over 50% of
its assets in inflation-
indexed debt
securities. The
Portfolio also may
invest in debt
securities that are not
inflation-indexed.

•Risks of investing in inflation-indexed securities
•Interest rate fluctuations risk
•U.S. government obligations risk
•Foreign investment risk
•Mortgage- and asset-backed securities risk
•Risk of CDOs
•Prepayment risk
•Derivatives risk
•Hedging risk
•Credit risk
•Settlement risk
•Illiquidity risk
•Inflation risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Issuer risk
•Active trading risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Columbia Focused Value Portfolio	Long-term growth of capital	Value	•Equity securities risk
Invests in equity
securities selected on
the basis of value
criteria. The Portfolio
invests primarily in
equity securities of
large-cap companies.
The Portfolio will
generally hold between
30 and 40 securities.
The Portfolio invests
substantially in
securities of U.S.
issuers. The Portfolio
may invest in
additional financial
instruments.

•Large-cap companies risk
•Focused portfolio risk
•Sector risk
•Affiliated fund rebalancing risk
•Value investing risk
•Management risk
•Market risk
•Issuer risk
SDAP and SDSP	SA Multi- Managed Small Cap Portfolio	Long-term growth of capital	Equity securities of small-cap companies	•ESG investment risk	Invests, under normal circumstances, at least 80% of net assets in equity securities of small-cap companies.
•Equity securities risk
•Small-cap companies risk
•Foreign investment risk
•Failure to match index performance risk
•Index risk
•Affiliated fund rebalancing risk
•Management risk
•Market risk
•Issuer risk
SUNAMERICA SERIES TRUST
SDAP	SA Wellington Capital Appreciation Portfolio	Long-term capital appreciation	Growth	•Equity securities risk
Invests in growth
equity securities of
large, mid- and small-
cap companies across
a wide range of
industries and
companies. The
Portfolio may also
invest in foreign equity
securities, including
depositary receipts (up
to 30% of total assets).

•Foreign investment risk
•Market risk
•Management risk
•Growth stock risk
•Large-cap companies risk
•Small- and medium- sized companies risk
•Depositary receipts risk
•Issuer risk
•Active trading risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Goldman Sachs Government and Quality Bond Portfolio	High degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities	U.S. government obligations; agency mortgage- backed securities, derivatives	•U.S. government obligations risk
Invests, under normal
circumstances, at least
80% of net assets in
obligations issued,
guaranteed or insured
by the U.S.
Government, its
agencies or
instrumentalities and in
high quality fixed
income securities
(rated AA- or better by
S&P Global Ratings or
Aa3 or better by
Moody’s Investors
Service, Inc. or its
equivalent by any other
nationally recognized
statistical rating
organization).

•Bonds risk
•Interest rate risk
•Credit risk
•Mortgage- and asset-backed securities risk
•Management risk
•Market risk
•Issuer risk
•Active trading risk
•Derivatives risk
•Future risk
•Swaps risk
•Swaptions risk
•Reverse repurchase agreement risk
•Leverage risk
•Call risk
•Collateralized loan obligation risk
•Short position risk
•Municipal securities risk
•Floating rate securities risk
•Roll transactions risk
•When-issued securities, delayed delivery, forward commitment transactions risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA MFS Large Cap Growth Portfolio	Capital appreciation	Growth	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities of large
capitalization
companies. May also
invest in foreign
securities up to 20% of
net assets, including
securities of issuers
located in emerging
markets.

•Growth stock risk
•Large-cap companies risk
•Management risk
•Issuer risk
•Foreign investment risk
•Emerging markets risk
•Quantitative investing risk
•Active trading risk
•ESG investing risk
•Market risk
•Non-diversification risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Federated Hermes Corporate Bond Portfolio	High total return with only moderate price risk	Fixed income	•Bonds risk
Invests, under normal
market conditions, at
least 80% of net
assets in corporate
bonds. The Portfolio
invests primarily in
investment grade fixed
income securities, but
may invest up to 35%
of its net assets in
securities rated below
investment grade, or
“junk bonds” including
loan participations and
assignments, which
are rated below
investment grade or
are deemed by the
subadviser to be below
investment grade. The
Portfolio may also
invest in foreign
securities (up to 20%
of net assets); and
when-issued and
delayed delivery
transactions. The
Portfolio may invest in
illiquid investments (up
to 15% of assets). The
portfolio may also use
derivatives: credit
default swaps and
CDX-swaps (up to 5%
of total assets and up
to 10% of total assets
for all other derivatives.

•Junk bonds risk
•Foreign investment risk
•Illiquidity risk
•Credit default swap risk
•Derivatives risk
•Leverage risk
•Hedging risk
•Counterparty risk
•Call risk
•Credit risk
•Interest rate risk
•Issuer risk
•Management risk
•Loan participation and assignments risk
•Market risk
•When-issued and delayed delivery transactions risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA Franklin Systematic U.S. Large Cap Value Portfolio	Long-term capital appreciation	Equity securities of U.S. large-cap companies	•Equity securities risk
Invests, under normal
circumstances, at least
80% of its net assets
in equity securities of
U.S. large
capitalization
companies. The
Portfolio primarily
invests in common
stock of U.S. large
capitalization
companies included in
the Russell 1000®
Value Index. The
subadviser’s selection
process is designed to
select stocks for the
Portfolio that have
favorable exposure to
certain factors,
including but not
limited to – quality,
value, momentum and
alternative.

•ESG investment risk
•Factor-based investing risk
•Issuer risk
•Large-cap companies risk
•Market risk
•Securities selection risk
•Affliliated fund rebalancing risk
SDAP and SDSP	SA JPMorgan Emerging Markets Portfolio	Long-term capital appreciation	International	•Emerging markets risk
Invests, under normal
circumstances, at least
80% of net assets in
common stocks,
depositary receipts
and other equity
securities of
companies primarily in
emerging markets
outside the U.S., which
are believed, when
compared to
developed markets, to
have above-average
growth prospects.

•Foreign investment risk
•Equity securities risk
•Growth stock risk
•Small- and mid-cap companies risk
•Foreign currency risk
•Depositary receipts risk
•Value investing risk
•Issuer risk
•Management risk
•Market risk
•Active trading risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDSP	SA JPMorgan Large Cap Core Portfolio	Long term capital appreciation	Growth; Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
large capitalization
companies. The
Portfolio intends to
invest in equity
investments selected
for their potential to
achieve capital
appreciation over the
long-term. The
Portfolio generally
invests in common
stocks of U.S.
companies and may
invest in companies of
any market
capitalization range.

•Large-cap companies risk
•Mid-cap companies risk
•Foreign investment risk
•Value investing risk
•Growth stock risk
•Sector or industry focus risk
•Issuer risk
•Market risk
•Management risk
•Affiliated fund rebalancing risk
•ESG investment risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA PIMCO RAE International Value Portfolio	Long-term capital appreciation	Value; International	•Foreign investment risk
Seeks to achieve its
investment goal by
investing, under
normal circumstances,
in a portfolio of stocks
economically tied to at
least three foreign
(non-U.S.) countries.
The stocks are
selected by the
Portfolio’s subadviser,
Pacific Investment
Management
Company, LLC, and
sub-subadviser,
Research Affiliates,
LLC (“Research
Affiliates”), from a
broad universe of
companies whose
securities are
sufficiently liquid. For
portfolio construction,
the subadviser and the
sub-subadviser use a
rules-based model
developed by
Research Affiliates
that selects stocks
using quantitative
signals that indicate
higher expected
returns, e.g., value,
quality and momentum
(i.e., whether a
company’s share price
is trending up or
down).

•Emerging markets risk
•Equity securities risk
•Illiquidity risk
•Value investing risk
•Foreign currency risk
•Depositary receipts risk
•Model risk
•Brexit risk
•Derivatives risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA PIMCO Global Bond Opportunities Portfolio	Maximum total return, consistent with preservation of capital	Fixed income	•Active trading risk
Invests, under normal
circumstances, at least
80% of net assets in
high quality fixed
income securities of
U.S. and foreign
issuers, including
issuers in emerging
markets. Fixed income
securities in which the
Portfolio may invest
include U.S. and non-
U.S. government
securities, investment
grade corporate bonds
and mortgage- and
asset-backed
securities. The
Portfolio may also
invest in hybrid
instruments, inverse
floaters, short-term
investments, pass
through securities,
currency transactions
and deferred interest
bonds.

•Bonds risk
•Interest rate risk
•Foreign investment risk
•Foreign sovereign debt risk
•Junk bonds risk
•Derivatives risk
•Hedging risk
•Leverage risk
•Emerging markets risk
•Foreign currency risk
•Credit risk
•Non-diversification risk
•Call risk
•Management risk
•Market risk
•Mortgage- and asset-backed securities risk
•Non-hedging foreign currency trading risk
•Illiquidity risk
•Issuer risk
•Sector risk
•Short sales risk
•When-issued and delayed delivery transactions risk
•Preferred stock risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Fidelity Institutional AM® Global Equities Portfolio	Long-term capital appreciation	Growth; Value	•Equity securities risk
Invests primarily in
equity securities of
companies anywhere
in the world, with a
focus on the
constituent countries
and securities of the
MSCI World Index
(net), which tracks the
performance of large
and mid-cap
companies across 23
developed markets
worldwide. Under
normal circumstances,
the Portfolio invests at
least 80% of its net
assets in equity
securities.

•Foreign currency risk
•Large-cap companies risk
•Mid-cap companies risk
•Preferred stock risk
•Convertible securities risk
•Warrants and rights risk
•Stapled securities risk
•Real estate investment trusts risk
•Depositary receipts risk
•Foreign investment risk
•Growth stock risk
•Value investing risk
•Active trading risk
•Issuer risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA JPMorgan Equity- Income Portfolio	Growth of capital and income	Value	•Equity securities risk
Invests primarily in
common stocks of
corporations
(principally large-cap
and mid-cap) that
demonstrate the
potential for
appreciation and/or
dividends, as well as
stocks with favorable
long-term fundamental
characteristics.

•Large-cap companies risk
•Mid-cap companies risk
•Management risk
•Value investing risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Invesco Growth Opportunities Portfolio	Capital appreciation	Growth	•Equity securities risk
Invests in equity
securities that
demonstrate the
potential for capital
appreciation, issued
generally by small-cap
companies and in
other instruments that
have economic
characteristics similar
to such securities. This
Portfolio may also
invest in foreign
securities, including
securities of issuers
located in emerging
markets (up to 25% of
net assets) as well as
in developed markets.
The Portfolio may
invest up to 10% of its
total assets in real
estate investment
trusts.

•Small-cap companies risk
•Growth stock risk
•Foreign investment risk
•Emerging markets risk
•Management risk
•Real estate industry risk
•Sector or industry focus risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA PineBridge High-Yield Bond Portfolio	High current income and, secondarily, capital appreciation	Fixed income	•Bonds risk
Invests, under normal
circumstances, at least
80% of its net assets
in intermediate and
long-term corporate
obligations,
emphasizing high-
yield, high-risk fixed
income securities (junk
bonds) with a primary
focus on “B” rated
high-yield securities.

•Junk bonds risk
•Interest rate risk
•Credit quality risk
•Loan risk
•Foreign investment risk
•U.S. government obligations risk
•Call risk
•Active trading risk
•Issuer risk
•Convertible securities risk
•Preferred stock risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA BlackRock Advantage International Portfolio	Long-term capital appreciation	International	•Foreign investment risk
Under normal
circumstances, the
Portfolio seeks to
invest at least 80% of
its net assets in non-
U.S. equity securities
and equity-like
instruments of
companies that are
components of, or
have characteristics
similar to, the
companies included in
the MSCI EAFE®
Index (the “Index”) and
derivatives that are tied
economically to
securities of the Index.

•Equity securities risk
•Preferred stock risk
•Initial public offering risk
•Derivatives risk
•Counterparty risk
•Leverage risk
•Hedging risk
•Forward currency contracts risk
•Convertible securities risk
•Mid-cap companies risk
•Issuer risk
•Model risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk
SDSP	SA Putnam International Value Portfolio	Growth of capital and, secondarily, current income	Value; International	•Equity securities risk
Invests primarily in
common stocks of
large and midsize
companies outside the
U.S. with a focus on
stocks that are
considered
undervalued by the
market. Secondary
objective is current
income. The Portfolio
may, but is not required
to, use derivative
instruments and fixed
income securities (up
to 20% of net assets),
including junk bonds.

•Value investing risk
•Derivatives risk
•Foreign investment risk
•Emerging markets risk
•Large-cap companies risk
•Mid-cap companies risk
•Bonds risk
•Junk bonds risk
•Credit risk
•Interest rate risk
•Issuer risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA JPMorgan Mid-Cap Growth Portfolio	Long-term growth of capital	Growth	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
medium-sized
companies that are
believed to have
above-average growth
potential. The Portfolio
may invest up to 20%
of its net assets in
foreign securities,
including securities of
issuers located in
emerging markets. The
Portfolio may invest in
fixed income
securities, principally
corporate securities.

•Convertible securities risk
•Active trading risk
•Preferred stock risk
•Mid-cap companies risk
•Management risk
•Growth stock risk
•Foreign investment risk
•Emerging markets risk
•Bonds risk
•Interest rate risk
•Credit risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Fidelity Institutional AM® Real Estate Portfolio	Total return through a combination of growth and income	Real estate- related securities	•Equity securities risk	Invests, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.
•Real estate industry risk
•Non-diversification risk
•Sector or industry focus risk
•Issuer risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA AB Growth Portfolio	Long-term growth of capital	Growth	•Equity securities risk
Invests primarily in
equity securities of a
limited number of
large, carefully
selected, high quality
U.S. companies that
are judged likely to
achieve superior long-
term earnings growth.
The Portfolio may also
invest up to 25% of its
assets in foreign
securities, including
emerging market
securities.

•Large-cap companies risk
•Growth stock risk
•Foreign investment risk
•Emerging markets risk
•Issuer risk
•Management risk
•Market risk
•Country, sector or industry focus risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Fixed Income Index Portfolio	Results that correspond with the performance of the Bloomberg U.S. Government/ Credit Index	Securities included in the Bloomberg U.S. Government/ Credit Index	•Bonds risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the Bloomberg U.S.
Government/Credit
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the Bloomberg U.S.
Government/Credit
Index, , including
derivatives, such as
contracts for
difference.

•Credit risk
•Interest rate risk
•U.S. government obligations risk
•Failure to match index performance risk
•Management risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Fixed Income Intermediate Index Portfolio	Results that correspond with the performance of the Bloomberg Intermediate U.S. Government/ Credit Index	Securities included in the Bloomberg Intermediate U.S. Government/ Credit Index	•Bonds risk
Invests, under normal
circumstances, at least
80% of its net assets
in securities included
in the Bloomberg
Intermediate U.S.
Government/Credit
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the Bloomberg
Intermediate U.S.
Government/Credit
Index, including
derivatives, such as
contracts for
difference.

•Credit risk
•Interest rate risk
•U.S. government obligations risk
•Redemption risk
•Management risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA International Index Portfolio	Results that correspond with the performance of the MSCI EAFE Index	Common stocks included in the MSCI EAFE Index	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the MSCI EAFE Index
or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the MSCI EAFE Index,
including derivatives,
such as contracts for
difference.

•Foreign investment risk
•Foreign currency risk
•Large-cap companies risk
•Medium sized companies risk
•Country focus risk
•Japan exposure risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Janus Focused Growth Portfolio	Long-term growth of capital	Growth	•Equity securities risk
Invests, under normal
market conditions, at
least 65% of assets in
equity securities of
companies selected for
their long-term growth
potential. The Portfolio
generally holds a core
position of 30 to 40
common stocks, and
invests primarily in
common stocks of
large-cap companies
but may also invest in
smaller, emerging
growth companies.
The Portfolio may
invest up to 25% of its
assets in foreign
securities which may
include emerging
market securities.

•Issuer risk
•Market risk
•Growth stock risk
•Large-cap companies risk
•Small- and mid-cap companies risk
•Management risk
•Foreign investment risk
•Emerging markets risk
•Non-diversification risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA JPMorgan MFS Core Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Fixed income	•Bonds risk
Invests, under normal
circumstances, at least
80% of net assets in a
diversified portfolio of
bonds, including U.S.
and foreign fixed-
income investments
with varying maturities.
The Portfolio invests
primarily in investment
grade debt securities,
but may invest up to
15% of its total assets
in securities rated
below investment
grade (“high yield
securities” or “junk
bonds”). The Portfolio
may invest up to 15%
of its total assets in
securities of issuers
based in countries with
developing (or
“emerging market”)
economies. The
portfolio may invest up
to 30% of its total
assets in securities
denominated in foreign
currencies and may
invest byond this limit
in U.S. dollar-
denominated securities
of foreign issuers. The
Portfolio will normally
limit its foreign
currency exposure
(from non-U.S. dollar
denominated securities
or currencies) to 20%
of its total assets. The
Portfolio may also
invest up to 10% of its
total assets in
preferred stocks,
convertible securities
and other equity
related securities. The
Portfolio expects to
invest no more than
10% of its assets in
sub-prime mortgage
related securities at
the time of purchase.

•When-issued and delayed delivery transactions risk
•Foreign investment risk
•Emerging markets risk
•Interest rate risk
•Junk bonds risk
•Equity securities risk
•Convertible securities risk
•Preferred stock risk
•Credit risk
•Value investing risk
•Derivatives risk
•Counterparty risk
•Hedging risk
•Foreign currency risk
•Issuer risk
•Management risk
•Leverage risk
•Market risk
•Mortgage- and asset-backed securities risk
•Prepayment risk
•Insurer risk
•Extension risk
•U.S. government obligations risk
•Roll transactions risk
•ESG investment risk
•Sub-prime debt securities risk
•Municipal securities risk
•Active trading risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Large Cap Index Portfolio	Results that correspond with the performance of the stocks included in the S&P 500® Composite Stock Price Index	Common stocks included in the S&P 500® Composite Stock Price Index	•Equity securities risk
Invests, under normal
circumstances, at least
90% of net assets in
common stocks
included in the
S&P 500® Composite
Stock Price Index.
Under normal
circumstances, the
Portfolio invests
substantially all, but at
least 80%, of its net
assets in securities
included in the Index
or in securities that the
subadviser determines
have economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the Index, including
derivatives, such as
contracts fordifference.

•Failure to match index performance risk
•“Passively managed” strategy risk
•Derivatives risk
•Hedging risk
•Counterparty risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Franklin BW U.S. Large Cap Value Portfolio	Growth of capital	Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of its net assets
in equity securities of
large capitalization
companies. The
Portfolio holds equity
securities of
approximately 150-250
companies under
normal market
conditions. The
Portfolio may invest in
foreign securities,
including emerging
market securities,
either directly or
through depositary
receipts.

•Value investing risk
•Large-cap companies risk
•Foreign investment risk
•Emerging markets risk
•Issuer risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk
•Active trading risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA MFS Massachusetts Investors Trust Portfolio	Reasonable growth of income and long term growth and appreciation	Growth; Value	•Equity securities risk
Invests, under normal
market conditions, at
least 65% of its assets
in equity securities.
The Portfolio’s assets
may be invested in the
stocks of growth
companies, value
companies, or a
combination of growth
and value companies.
The Portfolio primarily
invests in companies
with large
capitalizations. The
Portfolio may invest up
to 25% of its net
assets in foreign
securities.

•Convertible securities risk
•Preferred stock risk
•Depositary receipts risk
•Large-cap companies risk
•Growth stock risk
•Value investing risk
•Issuer risk
•Market risk
•Management risk
•Foreign investment risk
•ESG investing risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Mid Cap Index Portfolio	Results that correspond with the performance of the S&P MidCap 400® Index	Common stocks included in the S&P MidCap 400® Index	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the S&P MidCap 400®
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the S&P MidCap 400®
Index, including
derivatives, such as
contracts for
differences.

•Medium sized companies risk
•REIT (real estate investment trusts) risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Small Cap Index Portfolio	Results that correspond with the performance of the Russell 2000® Index	Common stocks included in the Russell 2000® Index	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the Russell 2000®
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the Russell 2000®
Index, including
derivatives, such as
contracts for
differences.

•Small sized companies risk
•REIT (real estate investment trusts) risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA AB Small & Mid Cap Value Portfolio	Long-term growth of capital	Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
equity securities of
companies with small
and medium market
capitalizations that are
believed to be
undervalued. The
Portfolio may invest in
convertible securities
(up to 20% of net
assets), rights and
warrants (up to 10% of
net assets) and foreign
securities (up to 15%
of net assets).

•Value investing risk
•Small- and mid-cap companies risk
•Convertible securities risk
•Foreign investment risk
•Issuer risk
•Management risk
•Market risk
•Warrants and rights risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Franklin Small Company Value Portfolio	Long-term growth of capital	Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in a
diversified portfolio of
equity securities of
small companies that
are believed to be
undervalued and have
the potential for capital
appreciation. The
Portfolio may also
invest in foreign
securities (up to 15%
of net assets) and real
estate investment
trusts (up to 15% of
net assets).

•Value investing risk
•Small-cap companies risk
•Convertible securities risk
•Preferred stock risk
•Foreign investment risk
•Sector or industry focus risk
•Real estate industry risk
•Issuer risk
•Management risk
•Market risk
•Affiliated fund rebalancing risk
•ESG Investment Risk
SDAP and SDSP	SA Large Cap Growth Index Portfolio	Results that correspond with the performance of the S&P 500® Growth Index	Growth	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the S&P 500® Growth
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the S&P 500® Growth
Index, including
derivatives, such as
contracts for
difference.

•Large-Cap companies risk
•Growth stock risk
•Failure to match index performance risk
•”Passively managed” strategy risk
•Issuer risk
•Market risk
•Non-diversification risk
•Derivatives risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Large Cap Value Index Portfolio	Results that correspond with the performance of the S&P 500® Value Index	Value	•Equity securities risk
Invests, under normal
circumstances, at least
80% of net assets in
securities included in
the S&P 500® Value
Index or in securities
determined to have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the S&P 500® Value
Index, including
derivatives, such as
contracts for
difference.

•Large-Cap companies risk
•Value investing risk
•Failure to match index performance risk
•”Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk
SDAP and SDSP	SA Franklin Systematic U.S. Large Cap Core Portfolio	Long-term capital appreciation	Growth; Value	•Affiliated fund rebalancing risk
Seeks to achieve a
lower level of risk and
higher risk-adjusted
performance than the
Russell 1000® Index
over the long term
through a portfolio
optimization process
employed by the
Portfolio’s subadviser.
Under normal
circumstances, the
Portfolio invests at
least 80% of its net
assets in equity
securities of U.S. large
capitalization
companies.

•Equity securities risk
•Issuer risk
•Large-Cap companies risk
•Factor-based investing risk
•Market risk
•Securities selection risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Fidelity Institutional AM® International Growth Portfolio	Long-term growth of capital	Growth; International	•Equity securities risk
Attempts to achieve its
goal by investing
primarily in non-U.S.
securities, including
securities of issuers
located in emerging
markets, that
demonstrate the
potential for capital
appreciation. Under
normal circumstances,
the Portfolio’s assets
will be invested
primarily in common
stocks, which may
include stocks trading
in local markets under
local currencies,
American Depositary
Receipts or Global
Depositary Receipts.
The Portfolio may
invest in equity
securities of
companies in any
market capitalization
range.

•Large-Cap companies risk
•Small- and mid-cap companies risk
•Growth stock risk
•Foreign investment risk
•Emerging markets risk
•Foreign currency risk
•Issuer risk
•Management risk
•Market risk
•Country, sector or industry focus risk
•Active trading risk
•Affiliated fund rebalancing risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA JPMorgan Ultra-Short Bond Portfolio	Current income consistent with liquidity and preservation of capital	Short-term securities	•Active trading risk
Invests, under normal
circumstances, at least
80% of its net assets
in bonds. The Portfolio
will invest only in fixed
income securities that
are considered
investment grade at
the time of purchase.
Under normal
circumstances, the
Portfolio maintains a
dollar-weighted
average effective
maturity of one year or
less from the date of
settlement.

•Affiliated fund rebalancing risk
•Call risk
•Counterparty risk
•Credit risk
•Derivatives risk
•Floating rate securities risk
•Foreign investment risk
•Foreign sovereign debt risk
•Income risk
•Interest rate risk
•Issuer risk
•Management risk
•Market risk
•Mortgage- and asset-backed securities risk
•Repurchase agreements risk
•Bonds risk
•Money market securities risk
•Privately placed securities risk
•U.S. government obligations risk
•Zero coupon bond risk

Appendix A
Dynamic Portfolio(s)	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SDAP and SDSP	SA Emerging Markets Equity Index Portfolio	Results that correspond with the performance of the MSCI Emerging Markets Index	Common stocks included in the MSCI Emerging Markets Index	•Equity securities risk
Under normal
circumstances, all
investments will be
selected through the
optimization process,
and at least 80% of
net assets will be
invested in securities
included in the MSCI
Emerging Markets
Index or in securities
that SunAmerica
determines have
economic
characteristics that are
comparable to the
economic
characteristics of
securities included in
the MSCI Emerging
Markets Index,
including derivatives,
such as contracts for
difference. The
Portfolio may invest in
exchange-traded
funds.

•Foreign investment risk
•Foreign currency risk
•Emerging markets risk
•Country focus risk
•ETF risk
•Failure to match index performance risk
•Management risk
•"Passively managed" strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk

Appendix B
Underlying Portfolio Investments By SA Global Index Allocation Portfolios and SA Index Allocation Portfolios

The below chart lists the investment companies in which SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio (collectively, the “SA Global Index Allocation Portfolios” or “SAGIAP”) and SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio (collectively, the “SA Index Allocation Portfolios” or “SAIAP and together with SAGIAP, the “Index Allocation Portfolios”) may invest (each, an “Underlying Portfolio”), as of the date of this Prospectus. The below chart also provides each Underlying Portfolio’s investment goal, principal strategies, risks and investment techniques. SunAmerica Asset Management, LLC (“SunAmerica”) may add new Underlying Portfolio investments or replace existing Underlying Portfolio investments for an Index Allocation Portfolio at any time without notice to shareholders.
In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Portfolios held by an Index Allocation Portfolio may change over time. Additional information regarding the Underlying Portfolios is included in the summary prospectuses and statutory prospectuses of SunAmerica Series Trust, dated May 1, 2026 (the “Underlying Trust”). Copies of the summary prospectuses and statutory prospectuses for the Underlying Portfolios may be obtained free of charge by calling or writing the Underlying Trust at the telephone number or address on the back cover page of this Prospectus.
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Large Cap Index Portfolio	Results that correspond with the performance of the stocks included in the S&P 500® Composite Stock Price Index	Common stocks included in the S&P 500® Composite Stock Price Index	•Equity securities risk
Invests, under normal
circumstances, at
least 90% of net
assets in common
stocks included in the
S&P 500® Composite
Stock Price Index.
The Portfolio also
may invest up to 10%
of its total assets in
derivatives such as
stock index futures
contracts, options on
stock indices and
options on stock
index futures but may
exceed the 10%
threshold for the
limited purpose of
managing cash flows.

•Failure to match index performance risk
•“Passively managed” strategy risk
•Derivatives risk
•Hedging risk
•Counterparty risk
•Issuer risk
•Market Risk
•Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Mid Cap Index Portfolio	Results that correspond with the performance of the S&P MidCap 400® Index	Common stocks included in the S&P MidCap 400® Index	•Equity securities risk
Invests, under normal
circumstances,
substantially all, but
at least 80%, of net
assets in securities
included in the S&P
MidCap 400® Index
or in securities that
SunAmerica
determines to have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the S&P MidCap
400® Index.

•Medium sized companies risk
•REIT (real estate investment trusts) risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk
SAGIAP and SAIAP	SA Small Cap Index Portfolio	Results that correspond with the performance of the Russell 2000® Index	Common stocks included in the Russell 2000® Index	•Equity securities risk
Invests, under normal
circumstances,
substantially all, but
at least 80%, of net
assets in securities
included in the
Russell 2000® Index
or in securities that
SunAmerica
determines to have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the Russell 2000®
Index.

•Small sized companies risk
•REIT (real estate investment trusts) risks
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA International Index Portfolio	Results that correspond with the performance of the MSCI EAFE Index	Common stocks included in the MSCI EAFE Index	•Equity securities risk
Invests, under normal
circumstances,
substantially all, but
at least 80%, of net
assets in securities
included in the MSCI
EAFE Index or in
securities that
SunAmerica
determines to have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the MSCI EAFE
Index.

•Foreign investment risk
•Foreign currency risk
•Large-cap companies risk
•Medium sized companies risk
•Country focus risk
•Japan exposure risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk
SAGIAP	SA Emerging Markets Equity Index Portfolio	Results that correspond with the performance of the MSCI Emerging Markets Index	Common stocks included in the MSCI Emerging Markets Index	•Equity securities risk
Under normal
circumstances, all
investments will be
selected through the
optimization process,
and at least 80% of
net assets will be
invested in securities
included in the MSCI
Emerging Markets
Index or in securities
that SunAmerica
determines have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the MSCI Emerging
Markets Index. The
Portfolio may invest
in exchange-traded
funds.

•Foreign investment risk
•Foreign currency risk
•Emerging markets risk
•Country focus risk
•ETF risk
•Failure to match index performance risk
•Management risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Affiliated fund rebalancing risk

Appendix B
Index Allocation Portfolio	Underlying Portfolio	Investment Goal	Principal Investment Strategies	Principal Risk Factors	Principal Investment Techniques
SAGIAP and SAIAP	SA Fixed Income Index Portfolio	Results that correspond with the performance of the Bloomberg U.S. Government/ Credit Index	Securities included in the Bloomberg U.S. Government/Credit Index	•Bonds risk
Under normal
circumstances, all
investments will be
selected through the
optimization process,
and at least 80% of
net assets will be
invested in securities
included in the
Bloomberg U.S.
Government/Credit
Index or in securities
that SunAmerica
determines have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the Bloomberg U.S.
Government/Credit
Index, including
derivatives, such as
contracts for
difference.

•Credit risk
•Interest rate risk
•U.S. government obligations risk
•Failure to match index performance risk
•Management Risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk
SAGIAP and SAIAP	SA Fixed Income Intermediate Index Portfolio	Results that correspond with the performance of the Bloomberg Intermediate U.S. Government/ Credit Index	Securities included in the Bloomberg Intermediate U.S. Government/Credit Index	•Bonds risk
Under normal
circumstances, all
investments will be
selected through the
optimization process,
and at least 80% of
net assets will be
invested in securities
included in the
Bloomberg
Intermediate U.S.
Government/Credit
Index or in securities
that SunAmerica
determines have
economic
characteristics that
are comparable to
the economic
characteristics of
securities included in
the Bloomberg
Intermediate U.S.
Government/Credit
Index, including
derivatives, such as
contracts for
difference.

•Credit risk
•Interest rate risk
•U.S. government obligations risk
•Redemption risk
•Management risk
•Failure to match index performance risk
•“Passively managed” strategy risk
•Issuer risk
•Market risk
•Derivatives risk
•Affiliated fund rebalancing risk

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•
Annual/Semi-Annual Reports and Form N-CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
•
Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at https://venerable.onlineprospectus.net/funds/sast_sst/. or online through the internet websites of the life insurance companies offering the Portfolios as investment options. As shares of the Portfolios are issued and redeemed in connection with investments in and payments under variable annuity contracts and/or variable life policies offered by third-party life insurance companies affiliated with Corebridge Financial, Inc. (“Corebridge”), you may obtain copies of these documents or ask questions about the Portfolios at no charge by calling Corebridge at (800) 445-7862 or by writing to P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolios (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-7238

PROSPECTUS
May 1, 2026
SunAmerica Series Trust
(Class 1 and Class 3 Shares)

SA American Funds® Growth Portfolio
SA American Funds® Global Growth Portfolio
SA American Funds® Growth-Income Portfolio
SA American Funds® Asset Allocation Portfolio
SA American Funds® VCP Managed Allocation Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

- i -

Portfolio Summary: SA American Funds® Growth Portfolio
Investment Goal

The Portfolio’s investment goal is growth.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.15%	1.15%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.20%	1.45%
Fee Waivers and/or Expense Reimbursements[2]	0.60%	0.60%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.60%	0.85%
1
Amounts reflect the total expenses of the Portfolio and the Master Growth Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Growth Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$61	$192	$335	$750
Class 3	87	271	471	1,049
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth Fund (the “Master Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stocks and seeking to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities outside the United States.
The Master Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp, short-term declines in value as the growth-oriented, equity-type securities generally purchased by the Master

Portfolio Summary: SA American Funds® Growth Portfolio
Growth Fund may involve large price swings and potential for loss.
Capital Research and Management Company (“Capital Research”), the investment adviser of the Master Growth Fund, may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Foreign Exposure Risk. The Master Growth Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Growth Fund invests in emerging markets.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
ESG Investment Risk. The Master Growth Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Master Growth Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Master Growth Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Master Growth Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Market Risk. The Portfolio’s or the Master Growth Fund’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political, regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; military confrontations, war, terrorism, and other armed conflicts; disease/virus

Portfolio Summary: SA American Funds® Growth Portfolio
outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Growth Fund’s investment adviser’s assessment of issuers held in the Master Growth Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Growth Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Active Trading Risk. The Master Growth Fund may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs. During periods of increased market volatility, active trading may be more pronounced.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Growth Fund. As shareholders of the Master Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth Fund. Feeder funds with a greater pro rata ownership in the Master Growth Fund could have effective voting control of the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.
You should also refer to the Master Growth Fund’s prospectus and the statements of additional information for your Portfolio and the Master Growth Fund, which are available free of charge upon request.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
9.17%
28.02%
-0.55%
30.39%
51.72%
21.69%
-30.09%
38.00%
31.30%
19.91%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	28.57%
Lowest Quarterly Return:	June 30, 2022	-23.13%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	20.10%	13.33%	N/A	18.66%	9/26/2016
Class 3 Shares	19.91%	13.07%	17.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management

Portfolio Summary: SA American Funds® Growth Portfolio
agreement with the Trust. Capital Research serves as investment adviser to the Master Growth Fund.
Portfolio Managers
Name and Title	Portfolio Manager of Master Growth Fund Since
Paul Benjamin Partner - Capital World Investors	2018
Mark L. Casey Partner - Capital International Investors	2017
Julian N. Abdey Partner - Capital World Investors	2020
Anne-Marie Peterson Partner - Capital International Investors	2018
Andraz Razen Partner - Capital World Investors	2012
Irfan M. Furniturewala Partner - Capital International Investors	2021
Alan J. Wilson Partner – Capital World Investors	2014
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 26.

Portfolio Summary: SA American Funds® Global Growth Portfolio
Investment Goal

The Portfolio’s investment goal is growth.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.42%	1.42%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	1.51%	1.76%
Fee Waivers and/or Expense Reimbursements[2,3]	0.81%	0.81%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.70%	0.95%
1
Amounts reflect the total expenses of the Portfolio and the Master Global Growth Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Global Growth Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
3
Capital Research and Management Company (“Capital Research”) currently waives a portion of its management fee equal to 0.11% of the Master Global Growth Fund’s net assets. This waiver will be in effect through at least May 1, 2027, unless modified or terminated by the Master Global Growth Fund’s Board. The waiver may only be modified or terminated with the approval of the Master Global Growth Fund’s Board.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Global Growth Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown and that the contractual waiver of Capital Research’s management fee remains in effect through at least May 1, 2027. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$72	$248	$439	$991
Class 3	97	326	574	1,284
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Global Growth Fund (the “Master Global Growth Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. The Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the Master Global Growth Fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging

Portfolio Summary: SA American Funds® Global Growth Portfolio
markets (but in no fewer than three countries). Under normal market conditions, the Master Global Growth Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the Master Global Growth Fund’s net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. The Master Global Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research, the investment adviser of the Master Global Growth Fund, may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Global Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Global Growth Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Global Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Global Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Global Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Foreign Exposure Risk. The Master Global Growth Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Global Growth Fund invests in emerging markets.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Emerging Markets Risk. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of

Portfolio Summary: SA American Funds® Global Growth Portfolio
securities. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. The economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.
ESG Investment Risk. The Master Global Growth Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Master Global Growth Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Master Global Growth Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Master Global Growth Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Market Risk. The Portfolio’s or the Master Global Growth Fund’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political, regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; military confrontations, war, terrorism, and other armed conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Global Growth Fund’s investment adviser’s assessment of issuers held in the Master Global Growth Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Global Growth Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Active Trading Risk. The Master Global Growth Fund may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs. During periods of increased market volatility, active trading may be more pronounced.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Global Growth Fund. As shareholders of the Master Global Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Global Growth Fund. Feeder funds with a greater pro rata ownership in the Master Global Growth Fund could have effective voting control of the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.
You should also refer to the Master Global Growth Fund’s prospectus and the statements of additional information for your Portfolio and the Master Global Growth Fund, which are available free of charge upon request.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI ACWI Index (net) (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA American Funds® Global Growth Portfolio
(Class 3 Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
0.37%
31.05%
-9.28%
34.93%
30.09%
16.11%
-24.97%
22.36%
13.25%
21.35%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	24.24%
Lowest Quarterly Return:	June 30, 2022	-16.68%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	21.57%	8.20%	N/A	12.58%	9/26/2016
Class 3 Shares	21.35%	7.94%	11.86%
MSCI ACWI Index (net)	22.34%	11.19%	11.72%	11.90%
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust. Capital Research serves as investment adviser to the Master Global Growth Fund.
Portfolio Managers
Name and Title	Portfolio Manager of Master Global Growth Fund Since
Patrice Collette Partner - Capital World Investors	2015
Matt Hochstetler Partner - Capital World Investors	2023
Barbara Burtin Partner - Capital World Investors	2025
Mathews Cherian Partner - Capital World Investors	2026
Jason B. Smith Partner - Capital World Investors	2024
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 26.

Portfolio Summary: SA American Funds® Growth-Income Portfolio
Investment Goal

The Portfolio’s investment goal is growth and income.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.10%	1.10%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	1.17%	1.42%
Fee Waivers and/or Expense Reimbursements[2]	0.60%	0.60%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.57%	0.82%
1
Amounts reflect the total expenses of the Portfolio and the Master Growth-Income Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Growth-Income Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Growth-Income Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$58	$183	$318	$714
Class 3	84	262	455	1,014
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Growth-Income Fund (the “Master Growth-Income Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make investors’ investments grow and provide them with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. It may invest up to 15% of its assets outside the United States. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research and Management Company (“Capital Research”), the investment adviser of the Master Growth-Income Fund, may consider environmental, social and

Portfolio Summary: SA American Funds® Growth-Income Portfolio
governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth-Income Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Growth-Income Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Growth-Income Fund invests.
Foreign Exposure Risk. The Master Growth-Income Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Growth-Income Fund invests in emerging markets.
ESG Investment Risk. The Master Growth-Income Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Master Growth-Income Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Master Growth-Income Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Master Growth-Income Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Market Risk. The Portfolio’s or the Master Growth-Income Fund’s share price or the market as a whole can

Portfolio Summary: SA American Funds® Growth-Income Portfolio
decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political, regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; military confrontations, war, terrorism, and other armed conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Growth-Income Fund’s investment adviser’s assessment of issuers held in the Master Growth-Income Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Growth-Income Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Active Trading Risk. The Master Growth-Income Fund may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs. During periods of increased market volatility, active trading may be more pronounced.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Growth-Income Fund. As shareholders of the Master Growth-Income Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth-Income Fund. Feeder funds with a greater pro rata ownership in the Master Growth-Income Fund could have effective voting control of the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Portfolio.
You should also refer to the Master Growth-Income Fund’s prospectus and the statements of additional information for your Portfolio and the Master Growth-Income Fund, which are available free of charge upon request.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
11.16%
22.08%
-2.05%
25.75%
13.25%
23.68%
-16.74%
25.85%
23.89%
17.67%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	19.96%
Lowest Quarterly Return:	March 31, 2020	-19.85%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	18.03%	13.88%	N/A	14.15%	9/26/2016
Class 3 Shares	17.67%	13.57%	13.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%

Portfolio Summary: SA American Funds® Growth-Income Portfolio
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust. Capital Research serves as investment adviser to the Master Growth-Income Fund.
Portfolio Managers
Name and Title	Portfolio Manager of Master Growth-Income Fund Since
Brad Barrett Partner – Capital Research Global Investors	2024
Martin Jacobs Partner – Capital Research Global Investors	2024
Jessica Spaly Partner – Capital Research Global Investors, Lead Principal Investment Officer (PIO)	2024
Charles E. Ellwein Partner – Capital Research Global Investors	2015
J. Blair Frank* Partner – Capital Research Global Investors	2006
Caroline Jones Partner - Capital Research Global Investors	2020
Cheryl E. Frank Partner - Capital Research Global Investors	2026
* Mr. Frank has announced his retirement effective July 1, 2026.
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 26.

Portfolio Summary: SA American Funds® Asset Allocation Portfolio
Investment Goal

The Portfolio’s investment goal is high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.11%	1.11%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.15%	1.40%
Fee Waivers and/or Expense Reimbursements[2]	0.60%	0.60%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.55%	0.80%
1
Amounts reflect the total expenses of the Portfolio and the Master Asset Allocation Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Asset Allocation Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Asset Allocation Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$56	$176	$307	$689
Class 3	82	255	444	990
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Asset Allocation Fund (the “Master Asset Allocation Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, including U.S. government securities, and money market instruments (debt securities maturing in one year or less).
The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to

Portfolio Summary: SA American Funds® Asset Allocation Portfolio
5% of its assets in debt securities tied economically to countries outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations as designated by the adviser to the Master Asset Allocation Fund or unrated but determined to be of equivalent quality by the adviser to the Master Asset Allocation Fund). Such securities are sometimes referred to as “junk bonds” and are considered speculative. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially sharp declines in value.
In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges:
40% – 80% in equity securities; 20% – 50% in debt securities; and 0% – 40% in money market instruments and cash. As of December 31, 2025, the Master Asset Allocation Fund was approximately 65% invested in equity securities, 31% invested in debt securities and 4% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
Capital Research and Management Company (“Capital Research”), the investment adviser of the Master Asset Allocation Fund, may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Asset Allocation Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Asset Allocation Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Asset Allocation Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing in Debt Instruments. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by debt instrument issuers. To the extent the Master Asset Allocation Fund is invested in the fixed income market, movements in the fixed income market generally may affect its performance. In addition, individual debt instruments selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Portfolio Summary: SA American Funds® Asset Allocation Portfolio
Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Interest Rate Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Asset Allocation Fund or an Underlying Fund directly, and the Portfolio indirectly, could lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Underlying Funds’ investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.
Junk Bonds Risk. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master
Asset Allocation Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for the Portfolio.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Asset Allocation Fund invests.
Risk of Thinly-Traded Securities. There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.
Foreign Exposure Risk. The Master Asset Allocation Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Master Asset Allocation Fund invests in emerging markets.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Master Asset Allocation Fund because the Master Asset Allocation Fund will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.

Portfolio Summary: SA American Funds® Asset Allocation Portfolio
U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Asset Allocation Risk. The Master Asset Allocation Fund’s percentage allocations to equity securities, debt securities and money market instruments could cause the Master Asset Allocation Fund, and therefore the Portfolio, to underperform relative to relevant benchmarks and other funds with similar investment objectives.
ESG Investment Risk. The Master Asset Allocation Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Master Asset Allocation Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Master Asset Allocation Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Master Asset Allocation Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Active Trading Risk. The Master Asset Allocation Fund may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly by the Portfolio and could affect its performance.
Market Risk. The Portfolio’s or the Master Asset Allocation Fund’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political, regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; military confrontations, war, terrorism, and other armed conflicts; disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Asset Allocation Fund’s investment adviser’s assessment of issuers held in the Master Asset Allocation Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Asset Allocation Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Asset Allocation Fund. As shareholders of the Master Asset Allocation Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Asset Allocation Fund. Feeder funds with a greater pro rata ownership in the Master Asset Allocation Fund could have effective voting control of the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Portfolio.
You should also refer to the Master Asset Allocation Fund’s prospectus and the statements of additional information for your Portfolio and the Master Asset Allocation Fund, which are available free of charge upon request.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Portfolio Summary: SA American Funds® Asset Allocation Portfolio
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
9.09%
15.84%
-4.86%
20.91%
12.14%
14.80%
-13.58%
13.90%
16.19%
15.57%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	13.70%
Lowest Quarterly Return:	March 31, 2020	-13.55%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	15.83%	8.96%	N/A	9.72%	9/26/2016
Class 3 Shares	15.57%	8.70%	9.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
Blended Index	13.70%	8.47%	9.78%	9.80%
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust. Capital Research serves as investment adviser to the Master Asset Allocation Fund.
Portfolio Managers
Name and Title	Portfolio Manager of Master Asset Allocation Fund Since
Alan N. Berro Partner – Capital World Investors	2000
Emme Kozloff Partner – Capital World Investors	2021
Tom Chow Partner – Capital Fixed Income Investors	2024
Justin Toner Partner – Capital World Investors	2016
Jin Lee Partner – Capital World Investors	2018
John R. Queen Partner - Capital Fixed Income Investors	2016
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 26.

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
Investment Goal

The Portfolio’s investment goal is to achieve long-term capital growth and income while seeking to manage volatility and provide downside protection.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		1.05%		1.05%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.55%		0.55%
Other Master Fund Expenses	0.26%		0.26%
Acquired Fund Fees and Expenses of the Master Fund	0.27%		0.27%
Other Portfolio Expenses	0.02%		0.02%
Total Annual Portfolio Operating Expenses		1.60%		1.85%
Fee Waivers and/or Expense Reimbursements[2,3]		0.70%		0.70%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]		0.90%		1.15%
1
Amounts reflect the total expenses of the Portfolio and the Master Managed Risk Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Managed Risk Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
3
SunAmerica has contractually agreed to reimburse the expenses of the Portfolio until April 30, 2027, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense
Reimbursements” do not exceed 0.28% for Class 1 shares and 0.53% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio, except for advisory fee waivers made by SunAmerica, are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that such payments to SunAmerica will not be made if it would cost the “Total Annual Portfolio Operating Expenses” of the Portfolio or class thereof to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation in effect, if any. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees of the Trust prior to any such renewal.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Managed Risk Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown and that the contractual waiver of Capital Research’s management fee remains in effect through at least May 1, 2027. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$92	$287	$498	$1,108
Class 3	117	365	633	1,398
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the American Funds Insurance Series® (“AFIS”) Managed Risk Growth-Income Fund (the “Master Managed Risk Fund”), a portfolio offered by AFIS, a registered open-end investment company. In turn, the Master Managed Risk Fund pursues its investment objective by investing in shares of two underlying funds, the AFIS – Growth-Income Fund (the “Growth-Income Fund”) and the AFIS – The Bond Fund of America (the “Bond Fund” and together with the Growth-Income Fund, the “Underlying Funds” and each an “Underlying Fund”), while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded options and futures contracts.
The Master Managed Risk Fund normally seeks to invest 80% of its assets in the Growth-Income Fund. The investment objectives of the Growth-Income Fund are to achieve long-term growth of capital and income. The Growth-Income Fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that Capital Research, the Growth-Income Fund’s investment adviser, believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets outside the United States, including, to a more limited extent, in emerging markets.
The Master Managed Risk Fund invests the remainder of its assets in the Bond Fund and in cash, financial futures and options as part of the managed risk strategy. The investment objective of the Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Bond Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Bond Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings
Organizations, or NRSROs, designated by Capital Research, the Bond Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the adviser, and in U.S. government securities, money market instruments, cash or cash equivalents.
The Bond Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Bond Fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Bond Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Bond Fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.
The Bond Fund may invest in futures contracts and interest rate swaps in order to seek to manage the Bond Fund’s sensitivity to interest rates, and in credit default swap indices, or CDSIs, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party – the protection buyer – is obligated to pay the other party – the protection seller – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred.

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Bond Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency. In addition, the Bond Fund may enter into forward currency contracts to protect against changes in currency exchange rates. The Bond Fund may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.
The Bond Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by its investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by its investment adviser. Such securities are sometimes referred to as “junk bonds.”
The Master Managed Risk Fund investment in the Bond Fund seeks to provide a level of diversification across asset classes. Because different asset classes often react differently to changes in market conditions, such diversification seeks to manage the Master Managed Risk Fund’s risk to market changes, including stock market declines. Additionally, the Master Managed Risk Fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily exchange-traded futures contracts and/or exchange-traded put options — to attempt to stabilize the volatility of the Master Managed Risk Fund around a target volatility level and to seek to reduce the downside exposure of the Master Managed Risk Fund. “Volatility” in this context means variance in the Master Managed Risk Fund’s investment results. The Master Managed Risk Fund employs a subadviser to select individual put options and futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated to the Underlying Fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the Underlying Fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant options and futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the Master Managed Risk Fund’s currency risk related to its exposure to equity index options and futures denominated in currencies other than the U.S. dollar.
The subadviser regularly adjusts the level of exchange-traded options and futures contracts held by the Master Managed Risk Fund to seek to manage the Master Managed Risk Fund’s overall net risk level. During periods of generally rising equity security prices, the subadviser will normally increase the target level of protection in the Master Managed Risk Fund to seek to protect the growing value of the Master Managed Risk Fund’s portfolio. During or after severe market downturns, however, the Master Managed Risk Fund’s subadviser is expected to realize gains for the Master Managed Risk Fund on the Master Managed Risk Fund’s put options and short futures positions and the amount of options and futures held by the Master Managed Risk Fund will likely decrease. Even in periods of low volatility in the equity markets, the subadviser will continue to employ exchange-traded equity index put options to seek to preserve gains in favorable market conditions and to reduce losses in adverse market conditions. During such periods of low equity market volatility, the subadviser may also continue to use exchange-traded equity index futures contracts for hedging purposes, though it need not necessarily do so. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. Accordingly, in certain market conditions, the fund may also purchase exchange-traded equity index call options, write (or sell) exchange-traded equity index put and call options and/or take net long positions in exchange-traded equity index futures contracts. In addition, under certain market conditions (including during periods of low equity market volatility, when the subadviser may employ exchange-traded equity index futures to a lesser degree or not at all), the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.
From time to time, including during severe market dislocations, the Master Managed Risk Fund may adjust its managed risk strategy if advisable in the judgment of the Master Managed Risk Fund’s investment adviser and subadviser. For example, if the market for swaps moves, as is expected, from a largely over-the-counter market to an exchange-traded market as a result of recent regulatory changes, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk if the Master Managed Risk Fund’s investment adviser and subadviser determine that the exchange-traded swaps market has become similar in depth and substance to that of the exchange-traded options and futures markets. Before adjusting the Master Managed Risk Fund’s managed risk strategy, the Master Managed Risk Fund’s investment adviser and subadviser may consult with insurance companies that offer the Master Managed Risk

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
Fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the Master Managed Risk Fund’s investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the Master Managed Risk Fund’s investment results.
The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. The Master Managed Risk Fund may be required to own cash or other liquid assets, including U.S. Treasury securities, and post these assets with an FCM or broker as collateral to cover the Master Managed Risk Fund’s obligations under its futures contracts. Upon entering into a futures contract, for example, the Master Managed Risk Fund will be required to deposit with the FCM an amount of cash (or other liquid assets, including U.S. Treasury securities) for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the Master Managed Risk Fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM. Cash received by the Master Managed Risk Fund may be invested in U.S. Treasury futures.
The Master Managed Risk Fund or an Underlying Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The Master Managed Risk Fund may also hold money market fund shares as part of its cash position. The percentage of the Master Managed Risk Fund or an Underlying Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The Master Managed Risk Fund’s investment adviser may determine that it is appropriate to invest a substantial portion of the Master Managed Risk Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Managed Risk Fund or an Underlying Fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the investment results of the Master Managed Risk Fund or an Underlying Fund in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of loss in the Master Managed Risk Fund or an Underlying Fund in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Managed Risk Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Managed Risk Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money. You should also understand that the Master Managed Risk Fund’s objective of protecting against downside losses may result directly in the Master Managed Risk Fund, and indirectly in the Portfolio, not realizing the full gains of the Underlying Funds.
The following is a summary of the principal risks of investing in the Portfolio.
Underlying Fund Risk. Because the Portfolio’s investments consist of investing in the Master Managed Risk Fund which, in turn, invests a portion of the Portfolio’s assets in the Underlying Funds, the Portfolio’s risks are directly related to the risks of the Underlying Funds. For this reason, it is important to understand the risks associated with investing in both the Portfolio and the Underlying Funds.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
of a futures contract and the price of the underlying commodity, security or financial index or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
The Master Managed Risk Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. The Master Managed Risk Fund may also buy or sell over-the-counter (“OTC”) options, which subject the Master Managed Risk Fund to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Master Managed Risk Fund may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Master Managed Risk Fund may write call options on a security or other investment that the Master Managed Risk Fund owns (referred to as “covered calls”). If a covered call sold by the Master Managed Risk Fund is exercised on an investment that has increased in value above the call price, the Master Managed Risk Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Hedging Risk. There may be imperfect or even negative correlation between the prices of the options and futures contracts in which the Master Managed Risk Fund invests and the prices of the underlying securities or indexes which it seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Master Managed Risk Fund’s investment in exchange-traded options and futures and their resulting costs could limit the Master Managed Risk Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general.
Short Positions Risk. The Master Managed Risk Fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Managed Risk Fund which invests in the Growth-Income Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Managed Risk Fund or an Underlying Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Growth-Income Fund invests.
Foreign Exposure Risk. The Underlying Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Underlying Fund invests in emerging markets.
ESG Investment Risk. The Underlying Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Underlying Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Underlying Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Underlying Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Active Trading Risk. The Master Managed Risk Fund
may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs. During periods of increased market volatility, active trading may be more pronounced.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Managed Risk Fund. As shareholders of the Master Managed Risk Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Managed Risk Fund. Feeder funds with a greater pro rata ownership in the Master Managed Risk Fund could have effective voting control of the operations of the Master Managed Risk Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Managed Risk Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Market Risk. The Portfolio’s, the Master Managed Risk Fund’s or an Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in an Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Managed Risk Fund’s or an Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., exchange traded futures and swaps). To the extent a derivative contract is used to hedge another position in the Master Managed Risk Fund, the Master Managed Risk Fund directly, and the Portfolio indirectly, will be exposed to the risks associated with hedging described above. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Master Managed Risk Fund directly, and the Portfolio indirectly, will be exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Master Managed Risk Fund is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Master Managed Risk Fund or an Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Master Managed Risk Fund and the Underlying Funds directly, and the Portfolio indirectly, may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Risks of Leverage. Futures contracts and other derivatives in which the Master Managed Risk Fund may invest involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Master Managed Risk Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Master Managed Risk Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Master Managed Risk Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Master Managed Risk Fund’s investments. The use of leverage may cause the Master Managed Risk Fund to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Master Managed Risk Fund’s exposure to market risk, interest rate risk or other risks, and thus may cause the Master Managed Risk Fund to be more volatile than if the Master Managed Risk Fund had not utilized leverage.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Managed Risk Fund or an Underlying Fund directly, and the Portfolio indirectly, could lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Underlying Funds’ investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Managed Risk Strategy Risk. The Portfolio is subject to the risk that the volatility formula that will be used to stabilize the volatility of the Master Managed Risk Fund and to reduce its downside exposure may not produce the desired result. The Portfolio is also subject to the risk that the Master Managed Risk Fund’s subadviser may be prevented from trading certain derivatives effectively or in a timely manner. In addition, the Portfolio’s performance may be lower than similar funds that do not seek to manage their equity exposure.
You should also refer to the Master Managed Risk Fund’s prospectus that you received and the statements of additional information for your Portfolio and the Master Managed Risk Fund, which are available free of charge upon request.
The Portfolio invests in the Master Managed Risk Fund, which in turn invests in the Underlying Funds, and incurs expenses related to both the Master Managed Risk Fund and, indirectly, the Underlying Funds. An investor that invests directly in an Underlying Fund would incur lower overall expenses but would not receive the benefit of the managed risk strategy.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500 Managed Risk Index — Moderate, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment

Portfolio Summary: SA American Funds® VCP Managed Allocation Portfolio
strategies. The Portfolio’s returns prior to December 17, 2018, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA American Funds® VCP Managed Asset Allocation Portfolio”. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
7.07%
14.41%
-5.12%
18.48%
9.32%
14.73%
-17.18%
15.57%
17.43%
10.83%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	10.17%
Lowest Quarterly Return:	June 30, 2022	-9.47%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	11.14%	7.68%	N/A	8.29%	9/26/2016
Class 3 Shares	10.83%	7.40%	7.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
S&P 500 Managed Risk Index - Moderate (reflects no deduction for fees, expenses or taxes)	7.47%	8.36%	8.78%	8.91%
Index since inception returns reflect the inception date of Class 3 Shares.
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust. Capital Research serves as investment adviser to the Master Managed Risk Fund and the Underlying Funds. Milliman Financial Risk Management, LLC (“Milliman”) serves as subadviser to the Master Managed Risk Fund.
Portfolio Managers
The individual primarily responsible for the management of the Master Managed Risk Fund at Capital Research is:
Portfolio Managers and Primary Title with Capital Research	Portfolio Manager to the Master Managed Risk Fund since
Samir Mathur Partner – Capital Solutions Group	2024
Justin Toner Partner – Capital World Investors	2023
The individuals primarily responsible for the management of the Master Managed Risk Fund’s managed risk strategy at Milliman are:
Portfolio Manager and Primary Title with Milliman	Portfolio Manager to the Master Managed Risk Fund since
Adam Schenck Managing Director – Head of Fund Services	2013
Jeff Greco Senior Director – Head of Strategy Research	2013
Maria Schiopu Managing Director – Head of Portfolio Management	2013
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 26.

Important Additional Information
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust: A Quick Note About the Portfolios
This Prospectus is designed to help you make informed decisions about one of the investments available under your Variable Contract (as such term is defined below). It provides you with an overview of the Trust and five of its separate investment series (“Portfolios”) and their investment goals and principal investment strategies.
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, “Variable Contracts”) offered by life insurance companies affiliated with Corebridge Financial, Inc. (“Corebridge”). “You” and “your” as used in this Prospectus refer to contract owners who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 and Class 3 shares of each Portfolio.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the Variable Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, a Portfolio might be forced to redeem some of its shares in the Master Fund (as such term is defined below) in which it invests (as described under “Master-Feeder Mutual Fund Structure”); the Master Fund might in turn be forced to sell portfolio securities at disadvantageous prices.
Introduction to the Portfolios
This Prospectus provides information about five Portfolios offered by the Trust. The following sections describe key information about the Portfolios, including information regarding their investment goals, investment strategies, risks and fees. Each Portfolio’s investment goal can be changed without shareholder approval. Use the Portfolio Summaries to compare each Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in “Portfolio Details” herein.
The Portfolio Summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its goal or that a Portfolio’s performance will be positive for any period of time.
Reading the Prospectus will help you to decide whether one of these Portfolios is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Portfolios are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the Master Fund prospectus.
Master-Feeder Mutual Fund Structure
Each Portfolio described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the “master fund,” which invests directly in individual securities or the American Funds Insurance Series® Growth-Income Fund and the American Funds Insurance Series® Bond Fund (the “Underlying Funds”), as applicable. Each such master fund (each a “Master Fund,” and collectively, the “Master Funds”) is a portfolio offered by American Funds Insurance Series® (“AFIS”). Therefore, each Portfolio has the same investment goal and limitations as its corresponding Master Fund in which it invests and the investment return of each Portfolio corresponds directly to that of its Master Fund. The differences in investment goals and policies among each of the five Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.
As feeder funds, the Portfolios do not pay their investment adviser for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund’s portfolio, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolios’ investment manager and administrator, manage the

SunAmerica Series Trust: A Quick Note About the Portfolios
Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SunAmerica; or (3) taking any other appropriate action. The Trust, on behalf of each Portfolio, has entered into an investment advisory and management agreement with SunAmerica pursuant to which SunAmerica will provide the services set forth below so long as a Portfolio is a “feeder fund” investing into a Master Fund and provides that SunAmerica will provide portfolio management for a Portfolio if the Portfolio ceases to operate as a “feeder fund.”
SunAmerica currently is waiving a portion of its advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. If a Portfolio were to withdraw its entire investment from its corresponding Master Fund and the Board approved SunAmerica as the investment manager for the Portfolio, SunAmerica would provide portfolio management services to the Portfolio, the current advisory fee waiver would terminate and SunAmerica would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between SunAmerica and the Trust at that time. See “Information about the Investment Manager to the Portfolios” for a more complete discussion of the advisory fee arrangements.
SunAmerica provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.
Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its entire investment from its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.
The Board considered that the Portfolios will bear their own portfolio expenses as well as their pro rata share of each Portfolio’s corresponding Master Fund fees and expenses.
Because each Portfolio invests all or substantially all of its assets in a Master Fund, each Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Fund in which it invests, and in the case of the SA American Funds® VCP Managed Allocation Portfolio, indirectly the fees and expenses of the Underlying Funds in which the Master Managed Risk Fund (as such term is defined below) invests, with the result that each Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Portfolio, will pay their proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Portfolios. The Master Funds are not established as partnerships, and therefore do not allocate income and

SunAmerica Series Trust: A Quick Note About the Portfolios
expenses, but pay distributions to each Master Fund shareholder, including the Portfolios.
Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from AFIS.
Portfolios and Master Funds
Each Master Fund is a portfolio offered by AFIS. Each Portfolio’s corresponding Master Fund is listed below:
Trust Feeder Fund	AFIS Master Fund
SA American Funds® Growth Portfolio	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)
SA American Funds® Global Growth Portfolio	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)
SA American Funds® Growth-Income Portfolio	American Funds Insurance Series® Growth-Income Fund (“Master Growth- Income Fund”)
SA American Funds® Asset Allocation Portfolio	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)
SA American Funds® VCP Managed Allocation Portfolio	American Funds Insurance Series® Managed Risk Growth-Income Fund (“Master Managed Risk Fund”)

Account Information
Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with Corebridge. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. Each Portfolio offers only Class 1 and Class 3 shares.
Service (12b-1) Plan

Class 3 shares of each Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract owners who are the indirect beneficial owners of the Portfolio’s Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class 1 shares of each Portfolio are not subject to service fees.
The Master Funds
The Master Funds, other than the Master Managed Risk Fund, do not charge a 12b-1 fee for the Class 1 shares in which the Portfolios invest.
With respect to the Master Managed Risk Fund, AFIS has adopted a plan of distribution for the Class P1 shares under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved by the AFIS board of trustees. The plan provides for annual expenses of 0.25% for Class P1 shares, however the AFIS board of trustees has not authorized any payments on Class P1 shares under the plan.
The insurance companies for which the Master Managed Risk Fund’s Class P1 shares are available provide certain administrative services for the contract owners for which the shares of the Master Managed Risk Fund are beneficially owned. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to an Insurance Administrative Services Plan (the “Services Plan”) adopted by the Master Managed Risk Fund. Under the Services Plan, the insurance companies receive 0.25% of the Master Managed Risk Fund’s average daily net assets attributable to Class P1 shares.
Payments in Connection with Distribution

Certain life insurance companies affiliated with SunAmerica receive revenue sharing payments from SunAmerica in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by the adviser.

Transaction Policies
Valuation of Shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) by dividing the net assets of each Portfolio by the number of such Portfolio’s outstanding shares. Because certain of the Portfolios may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the Portfolios do not price their shares, the values of the Portfolios may change on days when you will not be able to purchase or redeem your Portfolio shares.
Because Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio.
Fair Valuation

The NAV of each Portfolio is determined based upon the NAV of its corresponding Master Fund.
The Master Funds
Each Master Fund calculates its NAV once daily as of the close of regular trading at the NYSE (generally 4:00 p.m. Eastern Time) each day the NYSE is open. If the NYSE makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4:00 p.m. Eastern Time, the Master Funds’ NAVs will be determined at approximately the time the NYSE closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the NYSE but are as of a later time (up to approximately 4:00 p.m. Eastern Time), for example because the market remains open after the close of the NYSE, those later market quotations and prices will be used in determining the Master Funds’ NAV.
Equity securities and options contracts are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services due to the lack of market quotations. Futures contracts are valued primarily on the basis of settlement prices. The Master Funds’ and Underlying Funds’ portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of Capital Research, materially affect the value of any of the Master Funds’ or an Underlying Fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate NAVs and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.
Because certain of the Master Funds and the Underlying Funds in which the Master Managed Risk Fund invests may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the Master Funds do not price their shares, the values of securities held in the Master Funds may change on days when you will not be able to purchase or redeem your Portfolio shares.
Shares of the Master Funds will be purchased or sold at the NAV next determined after receipt of requests from the appropriate insurance company. Requests received by the appropriate insurance company prior to 4:00 p.m. Eastern Time and communicated by the insurance company to the Master Funds or their agent will be purchased or sold at that day’s NAV. Orders in good order received after the NYSE closes (scheduled or unscheduled) will be processed at the NAV (plus any applicable sales charge) calculated on the following business day.
Buying and Selling Portfolio Shares

The Portfolios
Buy and sell prices. The Separate Accounts, certain Portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of a Portfolio at NAV, without any sales or other charges.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order

Transaction Policies
will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
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during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
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during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
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during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
The Master Funds
Buy and sell prices. Shares of the Master Funds are currently offered only to insurance company Separate Accounts and feeder funds that themselves are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without any sales or redemption charges at NAV. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.
Restrictions on Sales. All Master Fund shares may be purchased or redeemed at NAV without any sales or redemption charges.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Each Master Fund, including the Master Managed Risk Fund indirectly through its investment in the Underlying Funds, may invest in foreign securities. The Master Asset Allocation Fund and the Master Managed Risk Fund, indirectly through its investment in the Underlying Funds, may invest significantly in high-yield fixed income securities (“junk bonds”), which are considered speculative. To the extent a Master Fund invests in foreign securities or junk bonds, its corresponding Portfolio may be particularly vulnerable to market timing. Market timing in a Portfolio whose corresponding Master Fund invests significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Master Fund’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in a Portfolio whose corresponding Master Fund invests significantly in junk bonds may occur if market prices are not readily available for the Master Fund’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Master Fund.

Transaction Policies
Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
The Master Funds
The Portfolios also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund.
The Master Funds and Capital Client Group, Inc., the Master Funds’ distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading. Frequent trading of a Master Fund’s shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolios. Accordingly, purchases, including those that are part of exchange activity, that a Master Fund or Capital Client Group, Inc. has determined could involve actual or potential harm to any Master Fund may be rejected.
Information about the Portfolios’ Distributor

Directed Services LLC (the “Distributor”), the Portfolios’ distributor, distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.

Dividend Policies and Taxes
Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for all Portfolios.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including maintaining the level of diversification required thereunder. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
Taxability of Contract Owners. Generally, the owners of Variable Contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from Variable Contracts may be taxable. In addition, distributions made to an owner who is younger than 59½ may be subject to a penalty tax of 10%.
In order for the holders of a Variable Contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification and investor control requirements, as must the underlying funds in which they invest. If a Portfolio, a
Master Fund or a Separate Account were to fail to meet the diversification, minimum distribution or investor control requirements, income allocable to the contracts would be taxable currently to the holders of the contracts and income from prior periods relating to such contracts could also be taxable and would remain taxable in future years, even if diversification was achieved in the future.
The Master Funds
Each Master Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.
It is the Master Funds’ policy to distribute to the shareholders (the insurance company Separate Accounts and any feeder funds) all of its investment company taxable income and capital gain for each fiscal year.
See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets. VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Portfolio Details
Additional Information about Investments, Investment Techniques and Risks

The Master Funds, including the Master Managed Risk Fund indirectly through its investments in the Underlying Funds, may use other investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information (“SAI”) for the Portfolios contains additional information about the Master Funds’ other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolios’ SAI, you will also receive a copy of the Master Funds’ SAI free of charge.
Active Trading Risk (all five Master Funds). A strategy used whereby a Master Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.
Asset Allocation Risk (Master Asset Allocation Fund). The Master Asset Allocation Fund’s percentage allocations to equity securities, debt securities and money market instruments could cause the Master Asset Allocation Fund, and therefore the SA American Funds® Asset Allocation Portfolio, to underperform relative to relevant benchmarks and other funds with similar investment objectives.
Counterparty Risk (Master Managed Risk Fund). Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Master Managed Risk Fund or an Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Master Managed Risk Fund and the Underlying Funds directly, and the SA American Funds® VCP Managed Allocation Portfolio indirectly, may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Credit Risk (Master Asset Allocation Fund and Master Managed Risk Fund). Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Managed Risk Fund or an Underlying Fund directly, and the SA American Funds® VCP Managed Allocation Portfolio indirectly, could lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which the Master Asset Allocation Fund, Master Managed Risk Fund or an Underlying Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Master Asset Allocation Fund’s, Master Managed Risk Fund’s and the Underlying Funds’ investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.
Cybersecurity Risk (all five Master Funds and all five Portfolios). Intentional cybersecurity breaches include: unauthorized access to systems, networks, or services (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
Depositary Receipts Risk (all five Master Funds). The Master Funds, including the Master Managed Risk Fund indirectly through its investment in the Underlying Funds, invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts, which typically are issued by local financial institutions and evidence ownership of the

Portfolio Details
underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity.
Derivatives Risk (Master Asset Allocation Fund and Master Managed Risk Fund). The Master Asset Allocation Fund and Master Managed Risk Fund (or its Underlying Funds) may invest in certain derivative instruments, such as futures contracts and interest rate swaps for the purpose of managing the fund’s sensitivity to interest rates. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., exchange traded futures and swaps). To the extent a derivative contract is used to hedge another position in the Master Asset Allocation Fund and Master Managed Risk Fund, the Master Asset Allocation Fund and Master Managed Risk Fund directly, and the SA American Funds® Asset Allocation Portfolio and SA American Funds® VCP Managed Allocation Portfolio indirectly, will be exposed to the risks associated with hedging described above. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Master Asset Allocation Fund and Master Managed Risk Fund directly, and the SA American Funds® Asset Allocation Portfolio and SA American Funds® VCP Managed Allocation Portfolio indirectly, will be exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Master Asset Allocation Fund and Master Managed Risk Fund is exposed to credit quality risk of the counterparty.
Equity Securities Risk (all five Master Funds). Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:
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Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.
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Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.
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Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.
Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
ESG Investment Risk (all five Master Funds). Master Funds’ and Underlying Funds’ adherence to their ESG criteria and application of related analyses when selecting investments may impact the Master Funds’ and Underlying Funds’ performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Master Funds’ and Underlying Funds’ adherence to their ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about

Portfolio Details
a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Master Funds and Underlying Funds may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Exposure to country, region, industry or sector (all five Master Funds). Subject to each Master Fund’s investment limitations, the Master Fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause a Master Fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if a Master Fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the Master Fund than on a fund that is more geographically diversified.
Fixed Income Securities Risk (Master Growth-Income Fund, Master Asset Allocation Fund and Master Managed Risk Fund). Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:
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Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
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Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
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Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
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An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The three best-known debt rating agencies are S&P Global (Ratings) (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service (“Moody’s”). Investment grade refers to any security rated “BBB-” or above by S&P or Fitch or “Baa3” or above by Moody’s, or if unrated, determined to be of comparable quality by Capital Research.
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A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.
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Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced (“TBA”) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.
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Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
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Bonds Risk (Master Managed Risk Fund). The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Managed Risk Fund or an Underlying Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
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Prepayment Risk (Master Asset Allocation Fund). Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling

Portfolio Details
interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Master Asset Allocation Fund because the Master Asset Allocation Fund will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.
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Junk Bonds Risk (Master Asset Allocation Fund and Master Managed Risk Fund). Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund or the Master Managed Risk Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master Asset Allocation Fund or the Master Managed Risk Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for a Portfolio.
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Risks of Investing in Debt Instruments (Master Asset Allocation Fund). The value of your investment in the SA American Funds® Asset Allocation Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by debt instrument issuers. To the extent the Master Asset Allocation Fund is invested in the fixed income market, movements in the fixed income market generally may affect its performance. In addition, individual debt instruments selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
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U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are generally considered to be of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they are expected to be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
•
Zero-Coupon Bonds are debt obligations issued or purchased at a significant discount from face value.
Hedging Risk (Master Managed Risk Fund). There may be imperfect or even negative correlation between the prices of the options and futures contracts in which the Master Managed Risk Fund invests and the prices of the underlying securities or indexes which it seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Master Managed Risk Fund’s investment in exchange-traded options and futures and their resulting costs could limit the Master Managed Risk Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general.
Risk of Income-Oriented Stocks (Master Growth-Income Fund, Master Asset Allocation Fund and Master Managed Risk Fund). Changes in dividend policies or the availability of capital resources may reduce

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the income from companies in which the Master Funds or the Underlying Funds invest.
Defensive Investments Risk (all five Master Funds). Each Master Fund or an Underlying Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, a Master Fund or an Underlying Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When a Master Fund or an Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Master Fund or an Underlying Fund may not achieve its investment goal.
Short-Term Investments (all five Master Funds). Short-term investments include money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Master Fund with sufficient liquidity to meet redemptions and cover expense.
Restricted Securities Risk (all five Master Funds). Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that are subject to contractual restrictions that may make them difficult to sell. Certain restricted securities (such as Rule 144A securities) may have established trading markets.
Illiquidity Risk (all five Master Funds). An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Risk of Thinly-Traded Securities (all five Master Funds). There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.
Securities Selection Risk (all five Master Funds). A strategy used by a Master Fund or an Underlying Fund, or securities selected by its portfolio managers, may fail to produce the intended return.
Foreign Exposure Risk (all five Master Funds). Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.
Futures Risk (Master Asset Allocation Fund and Master Managed Risk Fund). A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. The prices of futures contracts can be volatile, and futures contracts may lack liquidity.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Master Managed Risk Fund seeks to close out a futures position, and the Master Managed Risk Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Initial margin will be held at the clearinghouse or exchange for such futures contract, and variation margin may be held intraday at the Master Managed Risk Fund’s futures commission merchant, or FCM, that buys or sells such futures contract. Any such amounts are subject to the risk that the party holding such cash defaults on its obligations

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during the time it is in possession of such cash and is unable to fund its obligation to, or on behalf of, the Master Managed Risk Fund.
Interest Rate Risk (Master Asset Allocation Fund and Master Managed Risk Fund). The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Emerging Markets Risk (all five Master Funds). Investing in countries with developing economies and/ or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/ or impose punitive taxes that could adversely affect the prices of securities. The economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.
Risks of Investing in Growth Stocks (all five Master Funds). Growth stocks are historically volatile, which will affect the Master Funds and the Portfolios. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Issuer Risk (all five Master Funds). The prices of, and the income generated by, securities held by a Master Fund or an Underlying Fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.
Large-Cap Companies Risk (all five Master Funds). Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Master Fund’s value may not rise as much as the value of portfolios that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Large Shareholder Transactions Risk (all five Master Funds). A Master Fund may experience adverse effects when shareholders, including other funds or accounts advised by the Master Fund’s investment adviser, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the Master Fund. For example, when the Master Funds’ investment adviser changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in a Master Fund that are large relative to the size of the Master Fund. Such large shareholder redemptions may cause a Master Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Master Fund’s net asset value and liquidity. Similarly, large fund share purchases may adversely affect a Master Fund’s performance to the extent that the Master Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Master Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Master Fund’s expense ratio. These risks are heightened when a Master Fund is small.

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Risks of Leverage (Master Managed Risk Fund). Futures contracts and other derivatives in which the Master Managed Risk Fund may invest involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Master Managed Risk Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Master Managed Risk Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Master Managed Risk Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Master Managed Risk Fund’s investments. The use of leverage may cause the Master Managed Risk Fund to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Master Managed Risk Fund’s exposure to market risk, interest rate risk or other risks, and thus may cause the Master Managed Risk Fund to be more volatile than if the Master Managed Risk Fund had not utilized leverage.
Managed Risk Strategy Risk (Master Managed Risk Fund). The SA American Funds® VCP Managed Allocation Portfolio is subject to the risk that the volatility formula that will be used to stabilize the volatility of the Master Managed Risk Fund and to reduce its downside exposure may not produce the desired result. The SA American Funds® VCP Managed Allocation Portfolio is also subject to the risk that the Master Managed Risk Fund’s subadviser may be prevented from trading certain derivatives effectively or in a timely manner. In addition, the SA American Funds® VCP Managed Allocation Portfolio’s performance may be lower than similar funds that do not seek to manage their equity exposure.
Market Risk (all five Master Funds). Each of the Portfolios’, the Master Funds’ or the Underlying Funds’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in a Master Fund or an Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Funds’ or the Underlying Funds’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Master-Feeder Structure Risk (all five Master Funds). Other “feeder” funds may also invest in the Master Funds. As shareholders of the Master Funds, feeder funds, including the Portfolios, vote on matters pertaining to the Master Funds. Feeder funds with a greater pro rata ownership in the Master Funds could have effective voting control of the operations of the Master Funds. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Funds borne by the remaining feeder fund shareholders, including the Portfolios.
Market Volatility Risk (all five Master Funds). The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Master Fund’s or an Underlying Fund’s portfolio. Individual stocks are affected by many factors, including:
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corporate earnings,
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production,
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management,
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sales, and
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market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Foreign Currency Risk (all five Master Funds). The value of a Master Fund’s or an Underlying Fund’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Master Fund’s or an Underlying Fund’s non-U.S. dollar-denominated securities.
Options Risk (Master Managed Risk Fund). Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase

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price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
The Master Managed Risk Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. The Master Managed Risk Fund may also buy or sell OTC options, which subject the Master Managed Risk Fund to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Master Managed Risk Fund may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Master Managed Risk Fund may write call options on a security or other investment that the Master Managed Risk Fund owns (referred to as “covered calls”). If a covered call sold by the Master Managed Risk Fund is exercised on an investment that has increased in value above the call price, the Master Managed Risk Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Repurchase Agreements Risk (all five Master Funds). The Master Funds, including the Master Managed Risk Fund directly or indirectly through its investment in the Underlying Funds, may enter into repurchase agreements under which the Master Funds or the Underlying Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Master Funds’ or the Underlying Funds’ custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, a Master Fund or an Underlying Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Master Fund or an Underlying Fund may be delayed or limited.
Securities Lending Risk (All five Master Funds). All five Master Funds may lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S.
Treasury securities as collateral in an amount at least equal to the value of the securities loaned. Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Small (Master Growth Fund) and Medium Sized (All five Master Funds) Companies Risk. The Master Growth Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in OTC markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Master Funds and the Underlying Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds’ and the Underlying Funds’ non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.
Short Positions Risk (Master Managed Risk Fund). The Master Managed Risk Fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially

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be very large if the value of the underlying index rises dramatically in a short period of time.
Tax Risk (Master Managed Risk Fund).The use of certain derivatives may cause the Master Managed Risk Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. The Master Managed Risk Fund’s use of derivatives may be limited by the requirements for taxation of the Master Managed Risk Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Master Managed Risk Fund’s taxable income or gains and distributions to shareholders.
Underlying Fund Risk (Master Managed Risk Fund). Because the SA American Funds® VCP Managed Allocation Portfolio’s investments consist of investing in the Master Managed Risk Fund which, in turn, invests a portion of the SA American Funds® VCP Managed Allocation Portfolio’s assets in the Underlying Funds, the SA American Funds® VCP Managed Allocation Portfolio’s risks are directly related to the risks of the Underlying Funds. For this reason, it is important to understand the risks associated with investing in both the SA American Funds® VCP Managed Allocation Portfolio and the Underlying Funds.
About the Indices

The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
Additional Information about the Bloomberg Index.“Bloomberg®” and the Bloomberg Index referenced herein (the “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to SunAmerica. To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg is not affiliated with SunAmerica or a
Third-Party Provider, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices of the Financial Products.
The MSCI ACWI Index (net)* captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
Additional Information about MSCI Index. Certain of the Portfolios report Blended Index returns that use one or more end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to the blended returns as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
The S&P 500® Index tracks the common stock performance of 500 large capitalization companies publicly traded in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted the actual returns of the Index would be lower.
The S&P 500 Managed Risk Index–Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index (S&P 500 Index) and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index (S&P U.S. Aggregate Bond Index). Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.
*The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is

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reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.
Additional Information About the S&P Indexes. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are trademarks of S&P. The Portfolios are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in such Portfolios.
Portfolio Holdings

The Portfolios. A description of the Portfolios’ policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. However, under the master-feeder structure, each Portfolio’s sole or primary portfolio holding is shares in the corresponding Master Fund (each Portfolio may also hold cash or cash equivalents).
The Master Funds. A description of the Master Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Master Funds’ SAI.

Management
Information about the Investment Adviser
to the Master Funds

Capital Research, an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in AFIS. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investments and business affairs of the Master Funds. As of December 31, 2025, Capital Research managed more than $3 trillion in assets.
The Master Funds rely on the professional judgment of their investment adviser, Capital Research, to make decisions about the Master Funds’ portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Management Fee. The annual management fee for the year ended December 31, 2025, expressed as a percentage of each Master Fund’s average daily net assets and not taking into account any applicable waivers, is as follows:
Master Fund	Management Fee
Master Growth Fund	0.30%
Master Global Growth Fund	0.47%
Master Growth-Income Fund	0.25%
Master Asset Allocation Fund	0.26%
Master Managed Risk Fund	0.10%
A discussion regarding the basis for the AFIS board of trustees’ approval of the investment advisory agreement for the Master Growth Fund, Master Global Growth Fund, Master Growth-Income Fund, Master Asset Allocation Fund and Master Managed Risk Fund is available in the Master Funds’ Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR.
Information about the Investment
Manager to the Portfolios

Because each Portfolio invests all of its assets in a Master Fund, investment advisory services are currently provided at the Master Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, provides those services for the Portfolios that are normally provided by a fund’s investment adviser with the exception of portfolio management. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc.
SunAmerica provides master-feeder operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Funds and the Underlying Funds, monitoring the Portfolios’ other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.
Under the Trust’s investment advisory and management agreement with SunAmerica, if a Portfolio ceased to operate as part of a master-feeder fund structure, SunAmerica, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SunAmerica would be entitled to receive a fee, accrued daily and paid monthly, equal to the following percentage of average daily net assets:
Portfolio	Advisory Fee
SA American Funds® Growth Portfolio	0.25%
SA American Funds® Global Growth Portfolio	0.25%
SA American Funds® Growth-Income Portfolio	0.25%
SA American Funds® Asset Allocation Portfolio	0.25%
SA American Funds® VCP Managed Allocation Portfolio	0.25%
Currently, because it is not providing portfolio management services to the Portfolios, SunAmerica is waiving this advisory fee for the Portfolios as set forth below:
Portfolio	Amount of Waiver
SA American Funds® Growth Portfolio	0.60%

Management
Portfolio	Amount of Waiver
SA American Funds® Global Growth Portfolio	0.70%
SA American Funds® Growth- Income Portfolio	0.60%
SA American Funds® Asset Allocation Portfolio	0.60%
SA American Funds® VCP Managed Allocation Portfolio	0.70%
These contractual advisory fee waivers will continue indefinitely as long as the Portfolios are part of a master-feeder fund structure, and cannot be reduced or eliminated without Board approval.
A discussion regarding the basis for the Board’s approval of the investment advisory and management agreement for the Portfolios is available in the Portfolios’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended December 31, 2025.
SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $42.3 billion as of January 31, 2026. SunAmerica is an indirect, wholly-owned subsidiary of Venerable Holdings, Inc.
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that a Portfolio is no longer part of a master-feeder structure, the exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for the Portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
The expense table contained in each Portfolio Summary reflects the total expenses of investing in the Portfolios, including the expenses related to their investments in the Master Funds. The following tables show how the expenses are allocated between the Portfolios and the Master Funds.

Master Fund Expenses	Master Growth Fund	Master Global Growth Fund	Master Growth- Income Fund	Master Asset Allocation Fund	Master Managed Risk Fund
Management Fees	0.30%	0.47%	0.25%	0.26%	0.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A
Other Expenses	0.03%	0.04%	0.03%	0.03%	0.26%
Acquired Underlying Fund Fees and Expenses	—	—	—	—	0.27%
Total Annual Portfolio Operating Expenses	0.33%	0.51%	0.28%	0.29%	0.63%
Less Fee Waivers and/or Expense Reimbursements	—	0.11%[1]	—	—	0.00%[1]
Total Expenses	0.33%	0.40%	0.28%	0.29%	0.63%
1
Capital Research currently waives a portion of its management fee equal to 0.11% of the Master Global Growth Fund’s net assets. This waiver will be in effect through at least May 1, 2027. This waiver may only be modified or terminated with the approval of the AFIS board of trustees.

Management
Feeder Portfolio Expenses	SA American Funds® Growth Portfolio		SA American Funds® Global Growth Portfolio		SA American Funds® Growth- Income Portfolio		SA American Funds® Asset Allocation Portfolio		SA American Funds® VCP Managed Allocation Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1	Class 3	Class 1	Class 3	Class 1	Class 3
Management Fees	0.85%	0.85%	0.95%	0.95%	0.85%	0.85%	0.85%	0.85%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%
Other Expenses	0.02%	0.02%	0.05%	0.05%	0.04%	0.04%	0.01%	0.01%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.87%	1.12%	1.00%	1.25%	0.89%	1.14%	0.86%	1.11%	0.97%	1.22%
Less Fee Waiver/ Reimbursement	0.60%	0.60%	0.70%	0.70%	0.60%	0.60%	0.60%	0.60%	0.70%	0.70%
Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements	0.27%	0.52%	0.30%	0.55%	0.29%	0.54%	0.26%	0.51%	0.27%	0.52%
Total Master Feeder Fund Expenses	0.60%	0.85%	0.70%	0.95%	0.57%	0.82%	0.55%	0.80%	0.90%	1.15%
SunAmerica has entered into a contractual agreement with the Trust under which it is waiving fees and/or reimbursing expenses so that the Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements for SA American Funds® VCP Managed Allocation Portfolio do not exceed 0.28% for Class 1 Shares and 0.53% for Class 3 Shares. For purposes of the waived fees and/or reimbursed expense calculations, Total Annual Portfolio Operating Expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. These fee waivers and/or reimbursements will continue until April 30, 2027. Any waivers or reimbursements, with the exception of advisory fee waivers made by SunAmerica with respect to a Portfolio, are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that such payments to SunAmerica will not be made if it would cause the “Total
Annual Portfolio Operating Expenses” of the Portfolio or class thereof to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation in effect, if any.
Portfolio Management of the Master Funds

Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual managers. Portfolio managers decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s goals and policies and the oversight of Capital Research’s investment committee. Capital Research manages equity assets through three investment divisions, Capital World Investors, Capital Research International Investors and Capital Research Global Investors, and manages fixed-income assets through its fixed income division, Capital Fixed Income Investors. Capital World Investors, Capital

Management
Research International Investors, Capital Research Global Investors, and Capital Fixed Income Investors make investment decisions on an independent basis.
The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the Master Funds’ investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed income division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and each of the funds it advises have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the AFIS board of trustees, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Funds, including making changes to the management subsidiaries and affiliates providing such services. Each Master Fund’s shareholders pre-approved this arrangement, however, there is no assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.
In addition, shareholders of AFIS approved a proposal to reorganize AFIS into a Delaware statutory trust. However, AFIS reserves the right to delay implementing the reorganization.
The Master Fund portfolio managers primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below:
Master Growth Fund Team Members
Paul Benjamin is a Partner of Capital World Investors. Mr. Benjamin has been employed in the investment management area of Capital Research or its affiliates for the past 20 years. Mr. Benjamin has been an equity portfolio manager for the Master Growth Fund for 7 years and has 13 years of prior experience as an investment analyst for the Master Growth Fund.
Mark L. Casey is a Partner of Capital International Investors. Mr. Casey has been employed in the investment management area of Capital Research or its affiliates for the past 25 years. Mr. Casey has been an equity portfolio manager for the Master Growth Fund for 8 years and has 12 years of prior experience as an investment analyst for the Master Growth Fund and 4 years for the Washington Mutual Investors Fund.
Irfan M. Furniturewala is a Partner of Capital International Investors. Mr. Furniturewala has been employed in the investment management area of Capital Research or its affiliates for the past 24 years. Mr. Furniturewala has been an equity portfolio manager for the Master Growth Fund for 4 years and has 2 years of prior experience as an investment analyst for the Master Growth Fund and 3 years for the Washington Mutual Investors Fund.
Anne-Marie Peterson is a Partner of Capital World Investors. Ms. Peterson has been employed in the investment management area of Capital Research or its affiliates for the past 20 years. Ms. Peterson has been an equity portfolio manager for the Master Growth Fund for 7 years and has 12 years of prior experience as an investment analyst for the Master Growth Fund.
Andraz Razen is a Partner of Capital World Investors. Mr. Razen has been employed in the investment management area of Capital Research or its affiliates for 21 years. Mr. Razen has been an equity portfolio manager for the Master Growth Fund for the past 12 years and has 4 years of prior experience as an investment analyst for the Master Growth Fund.
Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed in the investment management area of Capital Research or its affiliates for 37 years. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund for 11 years and 4 years for the Washington Mutual Investors Fund.
Julian N. Abdey is a Partner of Capital International Investors. Mr. Abdey has been an investment professional for 30 years in total. Mr. Abdey served for 23 years with Capital Research and Management Company or affiliate. Mr. Abdey serves as an equity portfolio manager for: Growth Fund — 5 years (plus 14 years of prior experience as an investment analyst for the fund).
Master Global Growth Fund Team Members
Patrice Collette is a Partner of Capital World Investors. Ms. Collette has been employed with Capital Research or its affiliates for 25 years. Ms. Collette has been an equity portfolio manager for the Master Global Growth Fund for the past 10 years and has 15 years of prior experience as an investment analyst for the Master Global Growth Fund, as well as 3 years of experience in the International Growth and Income Fund.
Barbara Burtin is a Partner of Capital World Investors. Ms. Burtin has been an investment professional for 17 years (all with Capital Research and Management Company or affiliate). She serves as an equity portfolio manager for: Global Growth Fund - less than one year.
Jason B. Smith is a Partner of Capital World Investors. Mr. Smith has been an investment professional for

Management
29 years (19 years with Capital Research and Management Company or affiliate). He serves as an equity portfolio manager for: Global Growth Fund - 1 year. He has 17 years of prior experience as an investment analyst for Global Growth Fund.
Matt Hochstetler is a Partner of Capital World Investors. Mr. Hochstetler has been an Investment professional for 20 years in total. Mr. Hochstetler served 11 years with Capital Research and Management Company or affiliate, and serves as an equity portfolio manager for: Global Growth Fund — 2 years, New World Fund — 6 years.
Mathews Cherian, MBA, is a Partner of Capital World Investors. Mr. Cherian has been an investment professional for 29 years (22 years with Capital Research and Management Company or affiliate). He serves as an equity portfolio manager for: Global Growth Fund - less than one year. He has 17 years of prior experience as an investment analyst for Global Growth Fund.
Master Growth-Income Fund Team Members
Charles E. Ellwein is a Partner of Capital Research Global Investors. Mr. Ellwein has been employed with Capital Research or its affiliates for 19 years. Mr. Ellwein has been an equity portfolio manager for the Master Growth-Income Fund for 10 years and has nine years of prior experience as an investment analyst for the Master Growth-Income Fund.
J. Blair Frank is a Partner of Capital Research Global Investors. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 31 years. Mr. Frank has been an equity portfolio manager for the Master Growth-Income Fund for the past 19 years. Mr. Frank will retire effective July 1, 2026.
Caroline Jones is a Partner of Capital Research Global Investors. Ms. Jones has been employed in the investment management area of Capital Research or its affiliates for the past 21 years. Ms. Jones has been an equity portfolio manager for the Master Growth-Income Fund for the past five years and has nine years of prior experience as an investment analyst for the Master Growth-Income Fund.
Brad Barrett is a Partner of Capital Research Global Investors. Mr. Barrett has been employed in the investment management area of Capital Research or its affiliates for the past 25 years. Mr. Barrett has been an equity portfolio manager for Master Growth-Income Fund for 1 year. He has 20 years of prior experience as an investment analyst for the Master Growth-Income Fund.
Cheryl Frank, MBA, is a Partner of Capital Research Global Investors. Ms. Frank has been an investment professional for 28 years (24 years with Capital Research or its affiliates). Ms. Frank has been an equity portfolio manager for Master Growth-Income Fund for less than one year. She has 7 years of prior experience as an investment analyst for the Master Growth-Income Fund.
Martin Jacobs, CFA, is a Partner of Capital Research Global Investors. Mr. Jacobs has been an investment professional for 38 years (25 years with Capital Research or its affiliates). Mr. Jacobs has been an equity portfolio manager for Master Growth-Income Fund for 1 year. He has 3 years of prior experience as an investment analyst for the Master Growth-Income Fund.
Jessica Spaly, MBA, is a Partner of Capital Research Global Investors. Ms. Spaly has been an investment professional for 27 years (22 years with Capital Research or its affiliates). Ms. Spaly has been an equity portfolio manager for Master Growth-Income Fund for 1 year. She has 17 years of prior experience as an investment analyst for the Master Growth-Income Fund.
Master Asset Allocation Fund Team Members
Alan N. Berro is a Partner of Capital World Investors. Mr. Berro has been employed with Capital Research or its affiliates for 34 years. Mr. Berro has been an equity portfolio manager for the Master Asset Allocation Fund for the past 25 years.
Tom Chow is a Partner of Capital Fixed Income Investors, Capital Research. Mr. Chow has been employed with Capital Research or its affiliates for 10 years. Mr. Chow has been a fixed-income portfolio manager for the Master Asset Allocation Fund for less than one year.
Jin Lee is a Partner of Capital World Investors. Mr. Lee has been employed in the investment management area of Capital Research or its affiliates for 28 years. Mr. Lee has been a fixed-income portfolio manager for the Master Asset Allocation Fund for 7 years.
John R. Queen is a Partner of Capital Fixed Income Investors, Capital Research. Mr. Queen has been employed with Capital Research or its affiliates for 23 years. Mr. Queen has been a fixed-income portfolio manager for the Master Asset Allocation Fund for 9 years.
Justin Toner is a Partner of Capital World Investors. Mr. Toner has been employed with Capital Research or its affiliates for 24 years. Mr. Toner has been a fixed-income portfolio manager for the Master Asset Allocation Fund for 2 years.
Emme Kozloff is a Partner of Capital World Investors Ms. Kozloff has been an investment professional for 26 years in total. Ms. Kozloff has been employed for 19 years with Capital Research and Management

Management
Company or affiliate. Ms. Kozloff has served as an equity portfolio manager for the Washington Mutual Investors Fund for 4 years, and the Asset Allocation Fund for 4 years.
Master Managed Risk Fund Team Members
Capital Research
Samir Mathur is a Partner of Capital Solutions Group. Mr. Mathur has been employed with Capital Research or its affiliates for 13 years. Mr. Mathur has been a portfolio manager for the Master Managed Risk Fund for the past 2 years.
Justin Toner is a Partner of Capital World Investors. Mr. Toner has been employed with Capital Research and Management Company or affiliate for 24 years. Mr. Toner has been a portfolio manager for the Master Managed Risk Fund for the past 2 years.
Milliman Financial Risk Management, LLC (“Milliman”)
Adam Schenck is a managing director at Milliman. Mr. Schenck has been employed with Milliman or its affiliates for 20 years. Mr. Schenck has been a portfolio manager of Milliman with respect to the protection strategy for the Master Managed Risk Fund for 12 years.
Jeff Greco is a portfolio manager at Milliman. Mr. Greco has been employed with Milliman or its affiliates for 13 years. Mr. Greco has been a portfolio manager of Milliman with respect to the protection strategy for the Master Managed Risk Fund for 13 years.
Maria Schiopu is a portfolio manager at Milliman. Ms. Schiopu has been employed with Milliman or its affiliates for 11 years. Ms. Schiopu has been a portfolio manager of Milliman with respect to the protection strategy for the Master Managed Risk Fund for 11 years.
With respect to the individuals listed, the Master Funds’ SAI provides additional information about compensation, other accounts managed and ownership of securities in the Master Funds.

Financial Highlights
The following Financial Highlights tables for the Portfolios are intended to help you understand a Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single  Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a  Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The financial highlights information shown below is for Class 1 and Class 3 shares. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA American Funds Asset Allocation Portfolio — Class 1(3)
12/31/21	$16.52	$0.33	$2.16	$2.49	$(0.22)	$(0.16)	$(0.38)	$18.63	15.12%	$8,393	0.86%	0.26%	1.83%	2%
12/31/22	18.63	0.32	(2.90)	(2.58)	(0.34)	(0.56)	(0.90)	15.15	(13.44)	7,470	0.86	0.26	1.94	4
12/31/23	15.15	0.33	1.65	1.98	(0.44)	(1.62)	(2.06)	15.07	14.27	8,008	0.87	0.27	2.18	2
12/31/24	15.07	0.35	2.12	2.47	(0.34)	(0.66)	(1.00)	16.54	16.43	8,046	0.86	0.26	2.14	1
12/31/25	16.54	0.33	2.26	2.59	(0.38)	(1.00)	(1.38)	17.75	15.83	6,434	0.86	0.26	1.88	1
SA American Funds Asset Allocation Portfolio — Class 3(3)
12/31/21	16.46	0.24	2.19	2.43	(0.19)	(0.16)	(0.35)	18.54	14.80	1,919,874	1.11	0.51	1.35	2
12/31/22	18.54	0.27	(2.86)	(2.59)	(0.30)	(0.56)	(0.86)	15.09	(13.58)	1,654,742	1.11	0.51	1.64	4
12/31/23	15.09	0.30	1.62	1.92	(0.40)	(1.62)	(2.02)	14.99	13.90	1,798,428	1.12	0.52	1.94	2
12/31/24	14.99	0.30	2.12	2.42	(0.30)	(0.66)	(0.96)	16.45	16.19	1,867,364	1.11	0.51	1.83	1
12/31/25	16.45	0.29	2.25	2.54	(0.34)	(1.00)	(1.34)	17.65	15.57	1,872,140	1.11	0.51	1.67	1
SA American Funds Global Growth Portfolio — Class 1(3)
12/31/21	13.25	0.06	2.08	2.14	(0.04)	(1.19)	(1.23)	14.16	16.38	2,464	0.98	0.28	0.43	4
12/31/22	14.16	0.06	(3.57)	(3.51)	—	(0.07)	(0.07)	10.58	(24.75)	1,022	0.98	0.28	0.55	11
12/31/23	10.58	0.11	2.08	2.19	(0.11)	(1.59)	(1.70)	11.07	22.52	1,399	0.99	0.29	0.94	2
12/31/24	11.07	0.16	1.40	1.56	(0.10)	(1.33)	(1.43)	11.20	13.68	1,260	0.99	0.29	1.32	5
12/31/25	11.20	0.16	2.23	2.39	(0.19)	(1.20)	(1.39)	12.20	21.57	1,540	1.00	0.30	1.35	2
SA American Funds Global Growth Portfolio — Class 3(3)
12/31/21	13.25	0.01	2.10	2.11	(0.01)	(1.19)	(1.20)	14.16	16.11	471,259	1.23	0.53	0.06	4
12/31/22	14.16	0.05	(3.59)	(3.54)	—	(0.07)	(0.07)	10.55	(24.97)	351,002	1.23	0.53	0.41	11
12/31/23	10.55	0.07	2.10	2.17	(0.08)	(1.59)	(1.67)	11.05	22.36	377,323	1.24	0.54	0.58	2
12/31/24	11.05	0.14	1.37	1.51	(0.07)	(1.33)	(1.40)	11.16	13.25	381,518	1.24	0.54	1.20	5
12/31/25	11.16	0.12	2.24	2.36	(0.16)	(1.20)	(1.36)	12.16	21.35	389,274	1.25	0.55	1.02	2

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA American Funds Growth Portfolio — Class 1(3)
12/31/21	$16.31	$0.05	$3.48	$3.53	$(0.03)	$(0.71)	$(0.74)	$19.10	21.93%	$2,305	0.87%	0.27%	0.28%	5%
12/31/22	19.10	0.04	(5.84)	(5.80)	(0.11)	(1.99)	(2.10)	11.20	(29.90)	1,668	0.87	0.27	0.30	3
12/31/23	11.20	0.09	3.97	4.06	(0.22)	(1.56)	(1.78)	13.48	38.35	4,405	0.88	0.28	0.73	6
12/31/24	13.48	0.04	4.16	4.20	(0.04)	(1.14)	(1.18)	16.50	31.64	4,698	0.87	0.27	0.28	4
12/31/25	16.50	(0.02)	3.34	3.32	(0.06)	(1.06)	(1.12)	18.70	20.10	2,438	0.87	0.27	(0.11)	7
SA American Funds Growth Portfolio — Class 3(3)
12/31/21	16.27	(0.00)	3.48	3.48	(0.00)	(0.71)	(0.71)	19.04	21.69	828,279	1.12	0.52	(0.02)	5
12/31/22	19.04	0.01	(5.82)	(5.81)	(0.08)	(1.99)	(2.07)	11.16	(30.09)	687,642	1.12	0.52	0.10	3
12/31/23	11.16	0.01	4.00	4.01	(0.19)	(1.56)	(1.75)	13.42	38.00	891,920	1.13	0.53	0.08	6
12/31/24	13.42	0.01	4.13	4.14	(0.01)	(1.14)	(1.15)	16.41	31.30	1,085,817	1.12	0.52	0.06	4
12/31/25	16.41	(0.05)	3.32	3.27	(0.02)	(1.06)	(1.08)	18.60	19.91	1,254,907	1.12	0.52	(0.28)	7
SA American Funds Growth-Income Portfolio — Class 1(3)
12/31/21	11.79	0.17	2.63	2.80	(0.15)	(0.45)	(0.60)	13.99	24.08	1,982	0.89	0.29	1.30	7
12/31/22	13.99	0.14	(2.49)	(2.35)	(0.14)	(0.36)	(0.50)	11.14	(16.49)	1,540	0.88	0.28	1.21	7
12/31/23	11.14	0.18	2.57	2.75	(0.31)	(1.04)	(1.35)	12.54	26.10	2,406	0.89	0.29	1.50	4
12/31/24	12.54	0.11	2.90	3.01	(0.16)	(0.77)	(0.93)	14.62	24.16	1,754	0.88	0.28	0.80	4
12/31/25	14.62	0.13	2.49	2.62	(0.17)	(1.22)	(1.39)	15.85	18.03	1,979	0.89	0.29	0.87	4
SA American Funds Growth-Income Portfolio — Class 3(3)
12/31/21	11.75	0.11	2.64	2.75	(0.13)	(0.45)	(0.58)	13.92	23.68	425,777	1.13	0.53	0.88	7
12/31/22	13.92	0.12	(2.49)	(2.37)	(0.11)	(0.36)	(0.47)	11.08	(16.74)	361,297	1.13	0.53	1.04	7
12/31/23	11.08	0.13	2.58	2.71	(0.28)	(1.04)	(1.32)	12.47	25.85	431,862	1.14	0.54	1.08	4
12/31/24	12.47	0.11	2.85	2.96	(0.13)	(0.77)	(0.90)	14.53	23.89	498,186	1.13	0.53	0.80	4
12/31/25	14.53	0.09	2.46	2.55	(0.13)	(1.22)	(1.35)	15.73	17.67	547,229	1.14	0.54	0.61	4

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA American Funds VCP Managed Allocation Portfolio — Class 1(3)
12/31/21	$16.19	$0.23	$2.14	$2.37	$(0.25)	$(0.92)	$(1.17)	$17.39	14.99%	$947	0.96%	0.26%	1.37%	3%
12/31/22	17.39	0.31	(3.28)	(2.97)	(0.19)	(0.53)	(0.72)	13.70	(16.97)	962	0.96	0.26	2.10	2
12/31/23	13.70	0.20	1.91	2.11	(0.31)	(0.51)	(0.82)	14.99	15.92	821	0.97	0.27	1.36	1
12/31/24	14.99	0.22	2.40	2.62	(0.22)	(2.09)	(2.31)	15.30	17.63	1,001	0.96	0.26	1.38	1
12/31/25	15.30	0.32	1.39	1.71	(0.25)	(0.66)	(0.91)	16.10	11.22	1,085	0.97	0.27	2.05	1
SA American Funds VCP Managed Allocation Portfolio — Class 3(3)
12/31/21	16.13	0.15	2.17	2.32	(0.21)	(0.92)	(1.13)	17.32	14.73	2,319,091	1.21	0.51	0.85	3
12/31/22	17.32	0.25	(3.24)	(2.99)	(0.15)	(0.53)	(0.68)	13.65	(17.18)	1,825,265	1.21	0.51	1.67	2
12/31/23	13.65	0.16	1.90	2.06	(0.27)	(0.51)	(0.78)	14.93	15.57	1,895,451	1.22	0.52	1.11	1
12/31/24	14.93	0.19	2.39	2.58	(0.18)	(2.09)	(2.27)	15.24	17.43	1,887,663	1.21	0.51	1.18	1
12/31/25	15.24	0.28	1.36	1.64	(0.20)	(0.66)	(0.86)	16.02	10.83	1,818,327	1.22	0.52	1.76	1

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Portfolio bears indirectly.  Additionally, recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.  Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•
Annual/Semi-Annual Reports and Form N-CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
•
Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s and the Master Funds’ Prospectus(es), SAIs and semi-annual and annual reports are available at https://venerable.onlineprospectus.net/funds/sast_sst/. or online through the internet websites of the life insurance companies offering the Portfolios as investment options. As shares of the Portfolios are issued and redeemed in connection with investments in and payments under variable annuity contracts and/or variable life policies offered by third-party life insurance companies affiliated with Corebridge Financial, Inc. (“Corebridge”), you may obtain copies of these documents or ask questions about the Portfolios at no charge by calling Corebridge at (800) 445-7862 or by writing to P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolios, including the SAI, are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-7238

PROSPECTUS
May 1, 2026
SunAmerica Series Trust
(Class 1, Class 2 and Class 3 Shares)

SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
SA Wellington Capital Appreciation Portfolio
SA Wellington Strategic Multi-Asset Portfolio
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

- i -

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
Investment Goal

The investment goal of the SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio) (the “Portfolio”) is to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.54%	0.54%	0.54%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.59%	0.74%	0.84%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$60	$189	$329	$738
Class 2	76	237	411	918
Class 3	86	268	466	1,037
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA- or better by S&P Global Ratings or Aa3 or better by Moody’s Investors Service, Inc. or its equivalent by any other nationally recognized statistical rating organization).
U.S. Government securities include agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The Portfolio may invest in fixed income securities of any maturity.
The Portfolio may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Portfolio to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Portfolio also intends to invest in derivatives, including, but not limited to, futures, swaps and options on swaps, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities.
The Portfolio may also implement short positions and may do so by using swaps or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Portfolio may purchase for

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset. The Portfolio may utilize short positions to implement macro views on securities valuations, long-term views on relative value or short-term views on security mispricings, as well as any other views the subadviser deems appropriate. For example, the Portfolio may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Portfolio will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Portfolio’s net assets may also be invested in privately issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (such as commercial mortgage-backed securities and non-agency residential mortgage-backed securities), asset-backed securities, collateralized loan obligations, mortgage dollar rolls, corporate securities, municipal securities, floating and variable rate obligations, when-issued securities and forward commitments, short term investments and bank obligations. The Portfolio may use an active trading strategy to achieve its objective.
100% of the Portfolio’s portfolio will be invested in U.S. dollar-denominated securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the
U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
The Portfolio may invest in both agency and non-agency mortgage-backed securities. Unlike agency mortgage-backed securities which are issued and guaranteed by government-sponsored enterprises or agencies, non-agency mortgage-backed securities are issued by non-governmental issuers and therefore have no direct or indirect government guarantees of payment. Non-agency mortgage-backed securities may be subject to liquidity risk, credit risk, default risk, subordination risk, and interest rate risk. Both agency and non-agency mortgage-backed securities are also subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In addition to the risks generally applicable to derivatives, swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
that the Portfolio will not be able to meet its obligations to pay the other party to the agreement.
Swaptions Risk. A swaption is an options contract on a swap agreement. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into the underlying swap on agreed-upon terms. Swaptions enable the Portfolio to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Portfolio. The Portfolio risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the portfolio managers fail to exercise such option at or prior to its expiration.
Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Portfolio.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a collateralized loan obligation trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, collateralized loan obligation tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to collateralized loan obligation securities as a class.
Short Positions Risk. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the Portfolio will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Portfolio from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Portfolio’s short positions will cause the Portfolio to underperform the overall market and its peers that do not engage in shorting. If the Portfolio holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Portfolio’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Portfolio’s returns.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Floating Rate Securities Risk. Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The absence of an active market for these

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Roll Transactions Risk. Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
When-Issued Securities and Delayed Delivery and Forward Commitment Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Performance Information

As a result of a reorganization which occurred on November 8, 2021 (the “Reorganization”), the Portfolio acquired all of the assets and liabilities of the SA Wellington Government and Quality Bond Portfolio (the “Predecessor Portfolio”), a series of Anchor Series Trust. The performance information below is based on the performance of the Predecessor Portfolio for periods prior to the date of the Reorganization. The Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as the Portfolio as of the date of the Reorganization. As a result, the performance of the Portfolio would have been substantially similar to that of the Predecessor Portfolio.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
broad-based securities market index), Bloomberg U.S. Aggregate A or Better Index, and Bloomberg U.S. Government/Mortgage Index. Effective July 28, 2025, the Bloomberg U.S. Government/Mortgage Index replaced the Bloomberg U.S. Aggregate A or Better Index as one of the performance benchmarks against which the Portfolio measures its performance. Portfolio management believes that the Bloomberg U.S. Government/Mortgage Index is more representative of the securities in which the Portfolio invests. The Portfolio’s returns prior to July 28, 2025, as reflected in the bar chart and table, are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “SA Wellington Government and Quality Bond Portfolio.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
Goldman Sachs Asset Management L.P. (“GSAM”) assumed subadvisory duties of the Portfolio on July 28, 2025. Prior to July 28, 2025, Wellington Management Company LLP subadvised the Portfolio.
(Class 1 Shares)

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
1.42%
2.97%
0.04%
7.32%
7.11%
-1.86%
-13.41%
5.07%
1.08%
6.57%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	6.40%
Lowest Quarterly Return:	March 31, 2022	-5.94%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	6.57%	-0.78%	1.45%
Class 2 Shares	6.45%	-0.92%	1.31%
Class 3 Shares	6.31%	-1.02%	1.21%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)	7.09%	-0.53%	1.46%
Bloomberg U.S. Aggregate A or Better Index (reflects no deduction for fees, expenses or taxes)	7.18%	-0.46%	1.72%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by GSAM.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Peter Stone Managing Director, Co-Portfolio Manager	2025
Rob Pyne Managing Director, Co-Portfolio Manager	2025
Jon Calluzzo Managing Director, Co-Portfolio Manager	2025

Portfolio Summary: SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

Portfolio Summary: SA Wellington Capital Appreciation Portfolio
Investment Goal

The investment goal of the SA Wellington Capital Appreciation Portfolio (the “Portfolio”) is long-term capital appreciation.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.73%	0.88%	0.98%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$75	$233	$406	$906
Class 2	90	281	488	1,084
Class 3	100	312	542	1,201
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. The Portfolio uses an active trading strategy to achieve its investment goal.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
A “growth” philosophy — that of investing in securities believed to offer the potential for capital appreciation — focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.
The Portfolio, from time to time, may have significant positions in particular sectors, such as technology.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have

Portfolio Summary: SA Wellington Capital Appreciation Portfolio
markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Style Risk. The Portfolio invests substantially in growth style stocks. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Sector or Industry Focus Risk. To the extent the Portfolio invests a significant portion of its assets in one or more sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting sectors or industries than if the Portfolio always maintained wide diversity among the sectors and industries in which it invests.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Depositary Receipts Risk.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Portfolio Summary: SA Wellington Capital Appreciation Portfolio
Performance Information

As a result of a reorganization which occurred on November 8, 2021 (the “Reorganization”), the Portfolio acquired all of the assets and liabilities of the SA Wellington Capital Appreciation Portfolio (the “Predecessor Portfolio”), a series of Anchor Series Trust. The performance information below is based on the performance of the Predecessor Portfolio for periods prior to the date of the Reorganization. The Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as the Portfolio as of the date of the Reorganization. As a result, the performance of the Portfolio would have been substantially similar to that of the Predecessor Portfolio.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000 Index (a broad-based securities market index) and the Russell 3000® Growth Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

80%
60%
40%
20%
0%
-20%
-40%
-60%
1.98%
32.78%
-0.75%
31.17%
64.53%
5.63%
-36.34%
39.69%
41.76%
14.53%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	39.89%
Lowest Quarterly Return:	June 30, 2022	-29.32%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years
Class 1 Shares	14.53%	8.81%	16.03%
Class 2 Shares	14.38%	8.65%	15.86%
Class 3 Shares	14.26%	8.54%	15.75%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.15%	14.59%	17.59%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Manager
Name and Title	Portfolio Manager of the Portfolio Since
Stephen C. Mortimer, CFA Senior Managing Director and Equity Portfolio Manager	2006*
* Includes management of the Predecessor Portfolio.
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio
Investment Goal

The investment goal of the SA Wellington Strategic Multi-Asset Portfolio (the “Portfolio”) is high long-term total investment return.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.00%	1.00%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.28%
Total Annual Portfolio Operating Expenses	1.27%	1.53%
Fee Waivers and/or Expense Reimbursements[1,2]	0.46%	0.47%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.81%	1.06%
1
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.81% and 1.06% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio under the Expense Limitation Agreement are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
2
Pursuant to a Master Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and
Management Agreement with the Trust is equal to 0.65% of the Portfolio’s average daily net assets on the first $200 million, 0.525% of the Portfolio’s average daily net assets on the next $300 million and 0.45% of the Portfolio’s average daily net assets over $500 million. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$83	$357	$653	$1,493
Class 3	108	437	790	1,784
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio’s principal investment strategy is to invest the Portfolio’s assets among global equity and global fixed income securities to achieve total investment return. “Total investment return” is a measure of performance which combines all elements of return including income and capital appreciation. The portfolio will maintain approximately two-thirds of its assets in equity securities and one-third in fixed income securities.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies, convertible

Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio
securities, and foreign equity securities. The Portfolio will also principally invest in fixed income securities, including U.S. Government securities, foreign fixed income securities, emerging market securities, asset-backed and mortgage-backed securities, corporate bonds, high-yield, high-risk bonds (commonly referred to as “junk bonds”) of any credit quality and preferred stocks. The Portfolio may also make short-term investments. The Portfolio may invest in fixed income securities of any maturity.
In addition, the Portfolio may invest in derivative instruments, such as currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the Portfolio.
The Portfolio may use an active trading strategy to achieve its objective.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Preferred Stock Risk. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Deferred dividend payments by an issuer of preferred stock could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, trade wars and sanctions, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Bonds Risk. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. The risk that an issuer will default on interest or principal payments. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or to repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only

Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio
by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Junk Bonds Risk. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). Lack of relevant data and reliable public information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Emerging Markets Risk. Risks associated with investments in emerging markets may include: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments; and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of

Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio
portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option, futures contract or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Foreign Currency Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.
If changes in the currency exchange rates do not occur as anticipated, the Portfolio may lose money on forward currency transactions. The Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Performance Information

As a result of a reorganization which occurred on November 8, 2021 (the “Reorganization”), the Portfolio acquired all of the assets and liabilities of the SA Wellington Strategic Multi-Asset Portfolio (the “Predecessor Portfolio”), a series of Anchor Series Trust. The performance information below is based on the performance of the Predecessor Portfolio for periods prior to the date of the Reorganization. The Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as the Portfolio as of the date of the Reorganization. As a result, the performance of the Portfolio would have been substantially similar to that of the Predecessor Portfolio.
The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to

Portfolio Summary: SA Wellington Strategic Multi-Asset Portfolio
those of the MSCI ACWI Index (net) (a broad-based securities market index) and a blended index. The blended index consists of 65% MSCI ACWI Index (net) and 35% FTSE World Government Bond Index (U.S. $ Hedged) (the “Blended Index”). The Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
1.85%
16.26%
-7.49%
19.08%
18.12%
7.65%
-16.99%
15.12%
13.05%
14.33%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	14.55%
Lowest Quarterly Return:	June 30, 2022	-12.46%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	14.33%	5.86%	7.44%
Class 3 Shares	14.09%	5.60%	N/A	7.45%	9/26/2016
MSCI ACWI Index (net)	22.34%	11.19%	11.72%	11.90%
SA Well Strat Mlt- Asst Blended Index	15.62%	7.02%	8.39%	8.30%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by Wellington Management Company LLP.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
Tara C. Stilwell, CFA Senior Managing Director and Equity Portfolio Manager	2023
Martin Harvey, CFA Senior Managing Director and Fixed Income Portfolio Manager	2023
Edward L. Meyi, FRM Managing Director and Fixed Income Portfolio Manager	2020*
* Includes management of the Predecessor Portfolio.
Additional Information

For important information about purchases and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Important Additional Information” section on page 16.

Important Additional Information
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

Additional Information About the Portfolios’
Investment Strategies and Investment Risks
From time to time, a Portfolio may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio’s investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment goal.
In addition to the securities and techniques described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Statement of Additional Information of SunAmerica Series Trust (the “Trust”), which you may obtain free of charge (see back cover).
Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts. Percentage limitations may be calculated based on a Portfolio’s total or net assets. “Total assets” means net assets plus liabilities (e.g., borrowings). If not specified as net assets, the percentage is calculated based on total assets.
The principal investment goal and strategies for each Portfolio are non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ written notice in advance of any change to a Portfolio’s investment goal or to its investment strategy that requires 80% of its net assets to be invested in certain securities.
SA Wellington Capital Appreciation Portfolio
The Portfolio’s investment goal is long-term capital appreciation.
The Portfolio’s principal investment strategy is to invest primarily in growth equity securities across a wide range of industries and companies, using a wide-ranging and flexible stock selection approach. The Portfolio uses an active trading strategy to achieve its investment goal.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies. The Portfolio may also invest in foreign equity securities, including depositary receipts (up to 30% of total assets).
A “growth” philosophy — that of investing in securities believed to offer the potential for capital appreciation — focuses on securities of companies that may have one or more of the following characteristics: accelerating or high revenue growth, improving profit margins, or improving balance sheets.
The Portfolio, from time to time, may have significant positions in particular sectors, such as technology.
The Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. The Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio’s investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.
The Portfolio may also invest in currency transactions; emerging markets securities; illiquid investments, including private placements (up to 10%); forward commitments; when-issued/delayed delivery transactions; special situations; forward contracts; ETFs; options, rights and warrants; and convertible securities (up to 20%). Additional risks that the Portfolio may be subject to include:
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Cybersecurity and Artificial Intelligence Risk
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Derivatives Risk
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Exchange-Traded Funds Risk
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Foreign Investment Risk - Emerging Markets Risk
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Growth Stock Risk
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Illiquidity Risk
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Operational Risk
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Privately Placed Securities Risk
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When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk
SA Goldman Sachs Government and Quality Bond Portfolio
The investment goal of the Portfolio is to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.
The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S.

Additional Information About the Portfolios’
Investment Strategies and Investment Risks
Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA- or better by S&P Global Ratings or Aa3 or better by Moody’s Investors Service, Inc. or its equivalent by any other nationally recognized statistical rating organization).
U.S. Government securities include agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The Portfolio may invest in fixed income securities of any maturity.
The Portfolio may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement.
In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Portfolio will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest).
A reverse repurchase agreement enables the Portfolio to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Portfolio may enter into reverse repurchase agreements when the subadviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the interest expense of the transaction.
The Portfolio also intends to invest in derivatives, including, but not limited to, futures, swaps and options on swaps, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities.
The Portfolio may also implement short positions and may do so by using swaps or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset. The Portfolio may utilize short positions to implement macro views on securities valuations, long-term views on relative value or short-term views on security mispricings, as well as any other views the subadviser deems appropriate. For example, the Portfolio may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Portfolio will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Portfolio’s net assets may also be invested in privately issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (such as commercial mortgage-backed securities and non-agency residential mortgage-backed securities), asset-backed securities, collateralized loan obligations, mortgage dollar rolls, corporate securities, municipal securities, floating and variable rate obligations, when-issued securities and forward commitments, short term investments and bank obligations. The Portfolio may use an active trading strategy to achieve its objective.
100% of the Portfolio’s portfolio will be invested in U.S. dollar-denominated securities.
Fixed Income Investment Philosophy
The subadviser’s investment process includes the following:
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Combining diversified sources of return by employing multiple strategies
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Taking a global perspective to seek relative value opportunities

Additional Information About the Portfolios’
Investment Strategies and Investment Risks
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Employing focused specialist teams to seek to identify short-term mis‑pricings and incorporate long-term views
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Emphasizing a risk-aware approach as it views risk management as both an offensive and defensive tool
The subadviser implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers of the subadviser (the “Portfolio Team”) set the strategic direction of the Portfolio by establishing a “risk budget.” The “risk budget” for the Portfolio is the range the portfolio managers will allow the Portfolio to deviate from its respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—The Portfolio Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative. Traditional fundamental factors that the Portfolio Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. As part of its fundamental investment process, the Portfolio Team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Portfolio Team’s view, is otherwise suitable and attractively priced for investment, and the Portfolio Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies.
3. Generating investment views and strategies—Our top-down and bottom-up strategy teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The top-down strategy teams are responsible for cross-sector, duration, country, and currency decisions. Concurrently, bottom-up strategy teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct the Portfolio’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Portfolio’s overall risk and return objectives.
As part of its non-principal investment strategies, the Portfolio may invest in U.S. dollar-denominated foreign debt securities; custodial receipts and trust certificates; illiquid investments (up to 15%); affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”); and structured securities.
Non-principal risks that the Portfolio may be subject to include:
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Counterparty Risk
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Cybersecurity and Artificial Intelligence Risk
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ESG Investment Risk
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Exchange-Traded Funds Risk
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Extension Risk
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Foreign Investment Risk
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Foreign Sovereign Debt Risk
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Illiquidity Risk
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Investment Company Risk
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Leverage Risk
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Operational Risk
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Reference Rate Replacement Risk
SA Wellington Strategic Multi-Asset Portfolio
The Portfolio’s investment goal is high long-term total investment return.
The Portfolio’s principal investment strategy is to invest the Portfolio’s assets among global equity and global fixed income securities to achieve total investment return. “Total investment return” is a measure of performance which combines all elements of return including income and capital appreciation. The portfolio will maintain approximately two-thirds of its assets in equity securities and one-third in fixed income securities.
The Portfolio will principally invest in equity securities of large-, mid- and small-cap companies, convertible securities, and foreign equity securities. The Portfolio will also principally invest in fixed income securities, including U.S. Government securities, foreign fixed income securities, emerging market securities, asset-backed and mortgage-backed securities, corporate bonds, high-yield, high-risk bonds (commonly referred to as “junk bonds”) of

Additional Information About the Portfolios’
Investment Strategies and Investment Risks
any credit quality and preferred stocks. The Portfolio may also make short-term investments. The Portfolio may invest in fixed income securities of any maturity.
In addition, the Portfolio may invest in derivative instruments, such as currency forwards and interest rate futures to manage foreign currency, duration and yield curve positioning within the Portfolio.
The Portfolio may use an active trading strategy to achieve its objective.
The Portfolio employs both a bottom-up and a top-down analysis in its investment approach. On an individual security basis, the Portfolio buys and sells securities based on bottom-up investment analysis, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach is described in the preceding paragraph. In addition, the Portfolio is managed using a proprietary top-down macro analysis for asset allocation among its different asset classes, countries, sectors and styles. Top-down macro analysis involves the assessment of such factors as trends in economic growth, inflation and the capital market environment.
The Portfolio may also borrow for temporary or emergency purposes (up to 10%); invest in depositary receipts; invest in equity index futures; invest in credit default swaps, including credit default swaps on indices (up to 10%); ETFs; options; forward contracts; forward commitments; special situations; illiquid investments (up to 10%); and when-issued/delayed delivery transactions. Additional risks that the Portfolio may be subject to include:
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Counterparty Risk
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Cybersecurity and Artificial Intelligence Risk
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Depositary Receipts Risk
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Exchange-Traded Funds Risk
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Illiquidity Risk
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Investment Company Risk
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Operational Risk
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Reference Rate Replacement Risk
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When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk

Glossary
Risk Terminology

Active Trading Risk. A Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.
Call Risk. The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security or convertible security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
CLOs Risk. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Portfolio invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may lack liquidity. However, an active dealer market may exist for CLOs, allowing a CLO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Portfolio, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Defensive Investments Risk. Defensive investments include high-quality, fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other

Glossary
conditions or when necessary or advisable to maintain a cash position. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
Depositary Receipts Risk. Depositary receipts, which are generally considered foreign securities, include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and others. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which a Portfolio may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs, EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (e.g., stock options, futures, caps, floors, etc.). Futures and options are traded on different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative instruments, such as structured notes, may be part of a public offering. To the extent a derivative is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap or other derivative is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from a Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate risk. The primary risks associated with a Portfolio’s use of derivatives are market risk and counterparty risk.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Portfolio faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Portfolio will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security (or other instrument) at a specified price within a specified time period. Certain Portfolio may purchase listed options on various indices in which the Portfolio may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying

Glossary
assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
A Portfolio may buy or sell put and call options that trade on U.S. or foreign exchanges. A Portfolio may also buy or sell OTC options, which subject the Portfolio to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Portfolio may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Portfolio may write call options on a security or other investment that the Portfolio owns (referred to as “covered calls”). If a covered call sold by a Portfolio is exercised on an investment that has increased in value above the call price, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Portfolio to use swaps to meet its investment needs. A Portfolio also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:
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Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
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Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
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Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
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Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
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Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
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Total Return Swaps (sometimes referred to as contracts for difference) are contracts that

Glossary
obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Portfolio is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.
Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Swaptions Risk. A swaption is an options contract on a swap agreement. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into the underlying swap on agreed-upon terms. Swaptions enable the Portfolio to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Portfolio. The Portfolio risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the portfolio managers fail to exercise such option at or prior to its expiration.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:
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Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
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Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
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Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.
Equity Securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value”

Glossary
stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, the creditworthiness of the issuer, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Convertible preferred stock and other hybrid instruments may also be subject to the risk of dividend suspension or reduction, and may be subordinated to the issuer’s debt obligations. Certain convertible securities may be subject to mandatory or contingent conversion provisions, which could result in conversion at a time or price unfavorable to a Portfolio. Additionally, an issuer may have the right to buy back or redeem certain of the convertible securities at a time and a price that is unfavorable to a Portfolio.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Portfolio and may cause the preferred stock to lose substantial value.
Warrants and Rights Risk. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for a Portfolio. These strategies may impact a Portfolio’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, a Portfolio’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. A Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, a Portfolio’s investments may not have favorable ESG characteristics or high ESG ratings.
Exchange-Traded Funds (“ETFs”) Risk.  ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. A Portfolio’s ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).
Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are

Glossary
subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. See “Investment Company Risk.”
Affiliated ETF Risk. The Portfolio that can invest in underlying ETFs is subject to potential affiliated ETF risk. The Portfolio’s subadviser selects the ETFs in which the Portfolio may invest, including ETFs that are affiliated with the subadviser. As a result, the subadviser may be subject to potential conflicts of interest in selecting the affiliated ETFs because of the fees payable by the ETFs to the subadviser and also because the fees payable to it by some of these ETFs are higher than the fees payable by other ETFs. However, the subadviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the ETFs.
Extension Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and the Portfolio will also suffer from the inability to invest in higher yielding securities.
Fixed-Income Securities Risk. Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.
Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.
Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-and Asset-Backed Securities” below.
In addition to those discussed above, investments in fixed-income securities may also include:
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Agency Discount Notes are high credit quality, short term debt instruments issued by federal

Glossary
agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
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Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
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Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
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Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
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Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
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Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Portfolio invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Portfolio is forced to sell such investments to meet redemptions or for other cash needs, such Portfolio may suffer a loss.
Bonds Risk. Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.
Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).
Investment grade bonds are bonds that are rated at least BBB– by S&P Global Ratings (“S&P®”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.
Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to

Glossary
real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.
Floating Rate Securities Risk. Variable and floating rate obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies (which normally will involve industrial development or revenue bonds), may have a maturity in excess of one year. In some cases, the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank. A bondholder can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. Floating rate obligations also include CLOs. CLOs include trusts typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by a Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. Floating rate obligations are considered to have liquidity because a number of U.S. and foreign securities dealers make active markets in these securities. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Credit Risk. The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Portfolio invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Portfolio fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Interest Rate Risk. The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to

Glossary
be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact a Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Junk Bonds Risk. A portion of a Portfolio’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Portfolio. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Portfolio may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Portfolio.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or Additional Information about the Portfolios’ Investment Strategies and Investment Risks sections, or as determined by a Portfolio’s subadviser, a Portfolio will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Portfolio’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means a subadviser may at times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. A Portfolio investing in foreign securities may also be subject to the following risks:
Emerging Markets Risk. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by SunAmerica or subadviser. An “emerging market” country is generally any country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due

Glossary
to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.
Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Portfolio may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Foreign Currency Risk. Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns. Portfolios buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases, they will experience a loss. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes. Because a Portfolio’s foreign investments are generally held in foreign currencies, a Portfolio could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
A Portfolio may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings. A Portfolio’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.
In addition, currency management strategies, to the extent that they reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Portfolio’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Geographic Risk. If a Portfolio invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it

Glossary
assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Illiquidity Risk. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquidity risk exists when particular investments are difficult to sell. Although most of the Portfolio’s investments must be liquid at the time of investment, investments may lack liquidity after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Income Risk. Income is interest payments from bonds or dividends from stocks. The ability of a Portfolio’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from a Portfolio may drop as well.
Investment Company Risk. The risks of a Portfolio owning other investment companies, including ETFs or Underlying Portfolios, generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by a Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly. See also “Exchange-Traded Fund (“ETFs”) Risk.”
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Leverage Risk. The Portfolio may engage in certain transactions that may expose it to leverage risk, Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.
Unseasoned Companies Risk. Unseasoned companies are companies that have operated (together with their predecessors) less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.
Management Risk. A Portfolio is subject to management risk because it is an actively-managed investment portfolio. A Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Growth Stock Risk. A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-

Glossary
average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Market Capitalization Risk. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Portfolio or underlying Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted in a Portfolio’s Summary:
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Large-Cap Companies will include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell 1000® Index was between approximately $17,085 million to $4.32 trillion.
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Mid-Cap Companies will include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Value Index to the market capitalization of the largest company in the Russell Midcap® Value Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell Midcap® Value Index was $12,717 million to $128.842 billion.
•
Small-Cap Companies will include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of February 28, 2026, the market capitalization range of the companies in the Russell 2000® Index was $1,009 million to $39.26 billion.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Micro-Cap Companies Risk. Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, a Portfolio may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, a Portfolio may involve considerably more risk of loss and its returns may differ significantly from Portfolios investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk.
Mid-Cap Companies Risk. The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of mid-cap companies are also subject to the risks of small-cap companies, to a lesser extent.
Small-Cap Companies Risk. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, operating histories, market access for products, financial

Glossary
resources, access to new capital, or depth and experience in management. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Portfolio could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Portfolio realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Market Risk. A Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation, weakness in the broad market, a particular industry, or specific holdings, adverse social, political, regulatory or economic developments in the United States or abroad; changes in investor psychology; technological disruptions; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts; trade wars and similar conflicts, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. The prospects for a sector, an industry or an issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Government intervention in markets may impact interest rates, market volatility and security pricing. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, SunAmerica’s or the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Operational Risk. The Portfolios are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Portfolios’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Portfolios seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks, such as disruptions in trading, valuation, shareholder servicing, or regulatory reporting even in the absence of a cybersecurity event.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities

Glossary
subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.
Privately Placed Securities Risk. A Portfolio may have the ability, as previously listed in its investment strategy, to invest in privately placed securities, which are subject to resale restrictions. These investments are also subject to illiquidity and valuation risk. Privately placed securities are restricted securities and generally cannot be offered for public resale unless registered under the applicable securities laws or are subject to contractual restrictions that may make them difficult to sell. These securities will have the effect of increasing a Portfolio’s level of illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.
Reference Rate Replacement Risk. A Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Portfolio may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Special Situations Risk. A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Portfolio.
Roll Transactions Risk. Roll transactions involve certain risks, including the following: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the adviser/subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Short Position Risk. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the Portfolio will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Portfolio from closing out a short

Glossary
position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Portfolio’s short positions will cause the Portfolio to underperform the overall market and its peers that do not engage in shorting. If the Portfolio holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Portfolio’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Portfolio’s returns.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; these securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. A Portfolio
may purchase or sell when-issued securities that have been authorized but not yet issued in the market. A firm commitment is a buy order for delayed delivery in which a Portfolio agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery. In addition, a Portfolio may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. A Portfolio may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. There is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Settlement Risk. Investments purchased on an extended-settlement basis, such as when-issued, forward commitment or delayed-delivery transactions, involve a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on an extended-settlement basis involves the risk that the value of the securities sold may increase before the settlement date.
About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg U.S. Aggregate A or Better Index is a subset of the Bloomberg U.S. Aggregate Index and indices, which include index components for government and corporate bonds, agency mortgage pass-through securities, and asset-backed securities. However, the Bloomberg U.S. Aggregate A or Better Index excludes BBB bonds.
The Bloomberg U.S. Aggregate Bond Index combines several Bloomberg Barclays fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate bonds, mortgage pass-through securities, and asset-backed securities.
The Bloomberg U.S. Government/Mortgage Index measures the performance of debt issued by the U.S. Government and its agencies, as well as mortgage-backed pass-through securities of Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.
Additional Information about the Bloomberg Indices.“Bloomberg®” and the Bloomberg Indices referenced herein (the “Index”) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Service Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to SunAmerica. To the extent a Third-

Glossary
Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg is not affiliated with SunAmerica or a Third-Party Provider, and Bloomberg does not approve, endorse, review, or recommend the financial products referenced herein (the “Financial Products”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Indices of the Financial Products.
The FTSE World Government Bond Index (U.S. $ hedged) measures the performance of fixed-rate investment grade sovereign bonds, currency hedged to the U.S. dollar (“USD”). The Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries. The Index provides a broad benchmark for the global sovereign fixed income market.
The MSCI ACWI Index (net)* captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set.
Additional Information about MSCI Indices. Certain of the Portfolios report Blended Index returns that use one or more end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to the blended returns as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI
Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.
Additional Information About the Russell Indices. The Russell Indices are each a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
*
The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Management
Information about the Investment Adviser and Manager

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, oversees the subadvisers’ management of the Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $42.3 billion as of January 31, 2026. SunAmerica is a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”).
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement (“Advisory Agreement”) for the Portfolios is available in the Portfolios’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended December 31, 2025. In addition to serving as investment adviser and manager of the Trust, SunAmerica serves as adviser, manager and/or administrator for the series of Seasons Series Trust.
Management Fee. For the fiscal year ended December 31, 2025, each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets. The actual management fee rate paid by each Portfolio for the fiscal year ended December 31, 2025 disclosed below takes into account the advisory fee waivers that were in effect for certain Portfolios during the fiscal year.
Portfolio	Fee
SA Wellington Capital Appreciation Portfolio	0.70%
SA Goldman Sachs Government and Quality Bond Portfolio	0.54%
SA Wellington Strategic Multi-Asset Portfolio	0.65%
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse the expenses of the SA Wellington Strategic Multi-Asset Portfolio to the extent that the Total Annual Portfolio Operating Expenses exceed 0.81% and 1.06% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the applicable share class of the Portfolio to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. The agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
Commission Recapture Program. A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. The Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of certain Portfolios and their shareholders.

Management
Through the commission recapture program, a portion of certain Portfolios’ expenses will be reduced. “Other Expenses,” as reflected in the Annual Portfolio Operating Expenses in each Portfolio Summary, do not take into account this expense reduction and are therefore higher than the actual expenses of the Portfolio. For more information about the commission recapture program, see the Statement of Additional Information.
Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.
SunAmerica compensates the subadviser out of the advisory fees that it receives from the respective Portfolios. SunAmerica may terminate any agreement with the subadviser without shareholder approval.
A discussion regarding the basis for the Board’s approval of the subadvisory agreement for the Portfolios is available in the Portfolios’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended December 31, 2025.
The Statement of Additional Information provides information regarding the portfolio managers listed in this Prospectus, including other accounts they manage, their ownership interest in the Portfolio(s), and the structure and method used by the adviser/subadviser to determine their compensation.
Goldman Sachs Asset Management L.P. (GSAM) is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of December 31, 2025, GSAM, including its investment advisory affiliates, had approximately $3.35 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.
SA Goldman Sachs Government and Quality Bond Portfolio is managed by Peter Stone, Rob Pyne and Jon Calluzzo, each of whom have day-to-day management responsibility for the Portfolio. Mr. Stone, Managing Director, Head of Macro Rates and Co-Head of the Securitized Strategy, joined GSAM as an associate and was named managing director in 2015. He earned a BS in Commerce from the University of Pennsylvania in 2004. Mr. Pyne, Managing Director and Co-Head of the Securitized Strategy, joined GSAM in 2008. He earned a BS in Engineering from the University of Pennsylvania in 2002. Mr. Calluzzo, Managing Director, joined GSAM in 2016. He earned a BS in Management Finance from the Massachusetts Institute of Technology and an MBA from Iona College.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.333 trillion in assets.
The SA Wellington Capital Appreciation Portfolio is managed by Stephen C. Mortimer, CFA. Mr. Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001.
The SA Wellington Strategic Multi-Asset Portfolio is managed by a team of portfolio managers, which includes Tara C. Stilwell, CFA, Martin Harvey, CFA, and Edward L. Meyi, FRM. Ms. Stilwell, Senior Managing Director and Equity Portfolio Manager, also manages the global equity portion of the Portfolio. Ms. Stilwell joined the firm as an investment professional in 2008. Mr. Harvey, Senior Managing Director and Fixed Income Portfolio Manager, joined the firm as an investment professional in 2016. Mr. Meyi, FRM Managing Director and Fixed Income Portfolio Manager, joined the firm in 2002 as an investment professional.
Information about the Distributor

Directed Services LLC (the “Distributor”) distributes the Portfolios’ shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at

Management
1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.
Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets.
VALIC Retirement Services Company is the Trust’s Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Account Information
General

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies. The term “Manager” as used in this Prospectus means either SunAmerica, the Trust’s investment adviser and manager, or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers three classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.
You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts.
The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.
Service (12b-1) Plan

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio’s class of shares also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Portfolio are determined by SunAmerica, as the “valuation designee”, pursuant to its valuation procedures. The Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures.
Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market

Account Information
for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE.
A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the NAV of the Class 2 or Class 3 shares will generally be lower than the NAV of the Class 1 shares of each Portfolio. Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ securities may change on days when the Trust is not open for purchases or redemptions.
Buy and sell prices. The Separate Accounts, certain Portfolios of the Trust and certain series of Seasons Series Trust buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.
Execution of requests. The Trust is open on those days when the NYSE is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received and is in good order by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern Time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
•
during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
•
during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Portfolio to dispose of securities owned by it or (ii) it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or
•
during such other periods as the SEC may by order permit to protect Portfolio shareholders.
The SEC will determine the conditions under which trading shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in a Portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Portfolio may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.
The Board has adopted policies and procedures with respect to market timing activity as discussed below.
The Trust believes that market timing activity is not in the best interest of the Portfolios’ performance or their participants. Market timing can disrupt the ability of SunAmerica or the subadviser to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio’s expenses through increased brokerage, transaction and

Account Information
administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.
Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies—Valuation of Shares”).
Although shares of the Portfolios may be held by other portfolios of the Trust and Seasons Series Trust, they are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures.
The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.
There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of a Portfolio. Such rejections or refusals will be applied uniformly without exception.
Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the Separate Accounts may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.
Payments in Connection with Distribution

Certain life insurance companies receive revenue sharing payments from SunAmerica and certain subadvisers in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolios, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolios or from investment management fees received by SunAmerica or the subadvisers.
Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.
Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net investment income and net realized gains, if any, are paid annually for all Portfolios.
Distribution Reinvestments. The dividends and distributions, if any, will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.
Taxability of a Portfolio. Each Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986. As long as the Portfolio is

Account Information
qualified as a regulated investment company, it will not be subject to U.S. federal income tax on the earnings that it distributes to its shareholders.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Variable Contracts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for U.S. federal income tax purposes, and income and gains earned inside the Variable Contracts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified and otherwise compliant in the future.

Financial Highlights
The SA Wellington Capital Appreciation Portfolio, SA Goldman Sachs Government and Quality Bond Portfolio, and SA Wellington Strategic Multi-Asset Portfolio acquired all of the assets, subject to the liabilities, of SA Wellington Capital Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio, and SA Wellington Strategic Multi-Asset Portfolio, each a series of Anchor Series Trust, (each, a “Predecessor Portfolio”), respectively, in reorganizations on November 8, 2021 (each, a “Reorganization”). Therefore, the Financial Highlights information presented for each Portfolio prior to its Reorganization is the financial history of the corresponding Predecessor Portfolio.
The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolio’s financial performance for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Portfolio.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Goldman Sachs Government and Quality Bond Portfolio — Class 1(3)
12/31/21	$16.13	$0.15	$(0.45)	$(0.30)	$(0.26)	$(0.26)	$(0.52)	$15.31	(1.86)%	$1,041,985	0.56%	0.56%	0.99%	65%
12/31/22	15.31	0.24	(2.30)	(2.06)	(0.18)	(0.22)	(0.40)	12.85	(13.41)	816,210	0.56	0.56	1.74	91
12/31/23	12.85	0.45	0.18	0.63	(0.29)	—	(0.29)	13.19	5.07	722,171	0.58	0.58	3.41	107
12/31/24	13.19	0.50	(0.35)	0.15	(0.52)	—	(0.52)	12.82	1.08	596,340	0.57	0.57	3.83	90 (4)
12/31/25	12.82	0.50	0.34	0.84	(0.54)	—	(0.54)	13.12	6.57	639,468	0.59	0.59	3.78	75 (4)
SA Goldman Sachs Government and Quality Bond Portfolio — Class 2(3)
12/31/21	16.18	0.13	(0.46)	(0.33)	(0.23)	(0.26)	(0.49)	15.36	(2.03)	19,762	0.71	0.71	0.84	65
12/31/22	15.36	0.22	(2.31)	(2.09)	(0.15)	(0.22)	(0.37)	12.90	(13.54)	14,605	0.71	0.71	1.59	91
12/31/23	12.90	0.43	0.19	0.62	(0.27)	—	(0.27)	13.25	4.93	13,707	0.73	0.73	3.27	107
12/31/24	13.25	0.49	(0.36)	0.13	(0.50)	—	(0.50)	12.88	0.92	13,465	0.72	0.72	3.68	90 (4)
12/31/25	12.88	0.48	0.35	0.83	(0.52)	—	(0.52)	13.19	6.45	12,876	0.74	0.74	3.65	75 (4)
SA Goldman Sachs Government and Quality Bond Portfolio — Class 3(3)
12/31/21	16.09	0.12	(0.46)	(0.34)	(0.22)	(0.26)	(0.48)	15.27	(2.10)	705,351	0.81	0.81	0.74	65
12/31/22	15.27	0.21	(2.30)	(2.09)	(0.14)	(0.22)	(0.36)	12.82	(13.67)	538,872	0.81	0.81	1.48	91
12/31/23	12.82	0.41	0.18	0.59	(0.25)	—	(0.25)	13.16	4.78	546,702	0.83	0.83	3.17	107
12/31/24	13.16	0.47	(0.34)	0.13	(0.49)	—	(0.49)	12.80	0.90	527,808	0.82	0.82	3.58	90 (4)
12/31/25	12.80	0.46	0.34	0.80	(0.50)	—	(0.50)	13.10	6.31	509,933	0.84	0.84	3.54	75 (4)
SA Wellington Capital Appreciation Portfolio — Class 1
12/31/21	64.80	(0.34)	4.29	3.95 (5)	—	(15.42)	(15.42)	53.33	5.63	812,818	0.73	0.73	(0.53)	110 (6)
12/31/22	53.33	(0.13)	(19.79)	(19.92)	—	(10.51)	(10.51)	22.90	(36.34)	461,751	0.73	0.73	(0.37)	97
12/31/23	22.90	(0.11)	9.20	9.09	—	—	—	31.99	39.69	578,820	0.74	0.74	(0.39)	95
12/31/24	31.99	(0.15)	13.51	13.36	—	—	—	45.35	41.76	759,983	0.72	0.72	(0.38)	114
12/31/25	45.35	(0.15)	6.74	6.59	—	(0.22)	(0.22)	51.72	14.53	789,798	0.73	0.73	(0.31)	89
SA Wellington Capital Appreciation Portfolio — Class 2
12/31/21	60.34	(0.40)	4.02	3.62 (5)	—	(15.42)	(15.42)	48.54	5.49	66,092	0.88	0.88	(0.68)	110 (6)
12/31/22	48.54	(0.16)	(18.06)	(18.22)	—	(10.51)	(10.51)	19.81	(36.42)	37,293	0.88	0.88	(0.52)	97
12/31/23	19.81	(0.13)	7.94	7.81	—	—	—	27.62	39.42	44,973	0.89	0.89	(0.54)	95
12/31/24	27.62	(0.18)	11.66	11.48	—	—	—	39.10	41.56	52,231	0.87	0.87	(0.53)	114
12/31/25	39.10	(0.19)	5.81	5.62	—	(0.22)	(0.22)	44.50	14.38	52,139	0.88	0.88	(0.46)	89
SA Wellington Capital Appreciation Portfolio — Class 3
12/31/21	57.50	(0.43)	3.83	3.40 (5)	—	(15.42)	(15.42)	45.48	5.37	1,375,583	0.98	0.98	(0.79)	110 (6)
12/31/22	45.48	(0.17)	(16.96)	(17.13)	—	(10.51)	(10.51)	17.84	(36.48)	1,006,995	0.98	0.98	(0.60)	97
12/31/23	17.84	(0.14)	7.15	7.01	—	—	—	24.85	39.29	1,257,980	0.99	0.99	(0.64)	95
12/31/24	24.85	(0.19)	10.48	10.29	—	—	—	35.14	41.41	1,515,465	0.97	0.97	(0.63)	114
12/31/25	35.14	(0.20)	5.21	5.01	—	(0.22)	(0.22)	39.93	14.26	1,612,242	0.98	0.98	(0.56)	89

Financial Highlights

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	Prior to July 28, 2025, the Portfolio was known as SA Wellington Government and Quality Bond Portfolio.
(4)	Excludes TBA transactions. Beginning with the period ended December 31, 2024, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	12/21	12/22	12/23	12/24	12/25
SA Goldman Sachs Government and Quality Bond Portfolio	N/A	N/A	N/A	166%	500%

(5)	Includes the effect of a merger.
(6)	Excludes purchases/sales due to merger.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses before waivers and/or reimburse- ments	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
SA Wellington Strategic Multi-Asset Portfolio — Class 1
12/31/21	$9.79	$(0.00)	$0.74	$0.74	$(0.03)	$(0.37)	$(0.40)	$10.13	7.65%	$16,357	1.18%	0.86%	(0.01)%	85%
12/31/22	10.13	0.05	(1.84)	(1.79)	(0.08)	(0.84)	(0.92)	7.42	(16.99)	12,241	1.19	0.86	0.54	81
12/31/23	7.42	0.08	1.03	1.11	(0.12)	—	(0.12)	8.41	15.12	12,136	1.19	0.85	1.01	63
12/31/24	8.41	0.12	0.98	1.10	(0.12)	—	(0.12)	9.39	13.05	12,511	1.24	0.81	1.27	48
12/31/25	9.39	0.14	1.20	1.34	(0.18)	(0.01)	(0.19)	10.54	14.33	12,865	1.27	0.81	1.38	69
SA Wellington Strategic Multi-Asset Portfolio — Class 3
12/31/21	9.73	(0.03)	0.75	0.72	(0.02)	(0.37)	(0.39)	10.06	7.47	138,205	1.43	1.11	(0.27)	85
12/31/22	10.06	0.02	(1.82)	(1.80)	(0.06)	(0.84)	(0.90)	7.36	(17.22)	127,518	1.45	1.11	0.29	81
12/31/23	7.36	0.06	1.02	1.08	(0.10)	—	(0.10)	8.34	14.84	147,627	1.44	1.10	0.76	63
12/31/24	8.34	0.09	0.97	1.06	(0.10)	—	(0.10)	9.30	12.67	154,675	1.49	1.06	1.03	48
12/31/25	9.30	0.11	1.19	1.30	(0.15)	(0.01)	(0.16)	10.44	14.09	161,957	1.53	1.06	1.13	69

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.

For More Information
The following documents contain more information about the Portfolios’ investments and are available free of charge upon request:
•
Annual/Semi-Annual Reports and Form N-CSR contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
•
Statement of Additional Information (SAI) contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.
The Trust’s Prospectus(es), SAIs and semi-annual and annual reports are available at https://venerable.onlineprospectus.net/funds/sast_sst/. or online through the internet websites of the life insurance companies offering the Portfolios as investment options. As shares of the Portfolios are issued and redeemed in connection with investments in and payments under variable annuity contracts and/or variable life policies offered by third-party life insurance companies affiliated with Corebridge Financial, Inc. (“Corebridge”), you may obtain copies of these documents or ask questions about the Portfolios at no charge by calling Corebridge at (800) 445-7862 or by writing to P.O. Box 15570, Amarillo, Texas 79105-5570.
Reports and other information about the Portfolios (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
You should rely only on the information contained in this Prospectus, as amended and supplemented from time to time. No one is authorized to provide you with any different information.
The Trust’s Investment Company Act
File No: 811-07238

STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 1, 2026

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 59 portfolios. This Statement of Additional Information (“SAI”) relates to the following 51 portfolios (collectively, the “Portfolios” and each, a “Portfolio”):
SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio
SA BlackRock Advantage International Portfolio (formerly, SA Morgan Stanley International Equities Portfolio)
SA BlackRock Multi-Factor 70/30 Portfolio
SA Emerging Markets Equity Index Portfolio
SA Federated Hermes Corporate Bond Portfolio
SA Fidelity Institutional AM® Global Equities Portfolio (formerly, SA JPMorgan Global Equities Portfolio)
SA Fidelity Institutional AM® International Growth Portfolio
SA Fidelity Institutional AM® Real Estate Portfolio
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA Franklin BW U.S. Large Cap Value Portfolio
SA Franklin Small Company Value Portfolio
SA Franklin Systematic U.S. Large Cap Core Portfolio
SA Franklin Systematic U.S. Large Cap Value Portfolio
SA Franklin Tactical Opportunities Portfolio
SA Global Index Allocation 60/40 Portfolio
SA Global Index Allocation 75/25 Portfolio
SA Global Index Allocation 90/10 Portfolio
SA Goldman Sachs Multi-Asset Insights Portfolio
SA Index Allocation 60/40 Portfolio
SA Index Allocation 80/20 Portfolio
SA Index Allocation 90/10 Portfolio
SA International Index Portfolio
SA Invesco Growth Opportunities Portfolio
SA Janus Focused Growth Portfolio
SA JPMorgan Diversified Balanced Portfolio
SA JPMorgan Emerging Markets Portfolio
SA JPMorgan Equity-Income Portfolio
SA JPMorgan Large Cap Core Portfolio
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio
SA JPMorgan Ultra-Short Bond Portfolio
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA MFS Large Cap Growth Portfolio
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Total Return Portfolio
SA Mid Cap Index Portfolio
SA PIMCO Global Bond Opportunities Portfolio
SA PIMCO RAE International Value Portfolio
SA PineBridge High-Yield Bond Portfolio
SA Putnam International Value Portfolio
SA Schroders VCP Global Allocation Portfolio
SA Small Cap Index Portfolio
SA T. Rowe Price Allocation Moderately Aggressive Portfolio
SA T. Rowe Price VCP Balanced Portfolio

SA VCP Dynamic Allocation Portfolio
SA VCP Dynamic Strategy Portfolio
SA VCP Index Allocation Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Portfolios, dated May 1, 2026, as amended or supplemented from time to time. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolios. This SAI incorporates the Prospectus by reference. Each Portfolio’s audited financial statements are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended January 31, 2026, as filed with the Securities and Exchange Commission on Form N-CSR (the “2026 Annual Report”). You may request a copy of the Prospectus, Annual Report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

i

THE TRUST
SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferrable shares that is established under and governed by its declaration of trust. The Trust is composed of 59 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the 51 portfolios listed on the cover page (collectively, the “Portfolios” and each, a “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds. SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company, a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”), serves as investment adviser and manager for the Trust.
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc.
The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) subsequently approved the addition of the following Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios, which commenced operations on October 21, 1994; (b) Balanced Portfolio, Aggressive Growth, Federated Value, and Federated Utility Portfolios, which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios, which commenced operations on April 7, 1997; (d) “Dogs” of Wall Street Portfolio, which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios, which commenced operations on September 1, 1998; (f) the MFS Mid-Cap Growth Portfolio, which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios, which commenced operations on July 5, 2000; (h) the Marsico Growth Portfolio, which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios, which commenced operations on August 1, 2002; (j) the American Funds® Asset Allocation SAST, American Funds® Global Growth SAST, American Funds® Growth SAST and American Funds® Growth-Income SAST Portfolios, which commenced operations on September 1, 2006; (k) the SunAmerica Dynamic Allocation Portfolio (“SDAP”), which commenced operations on January 23, 2012; (l) the SunAmerica Dynamic Strategy Portfolio (“SDSP”), which commenced operations on July 16, 2012; (m) the VCPSM Managed Asset Allocation SAST Portfolio (formerly, Protected Asset Allocation SAST Portfolio), which commenced operations on October 15, 2012; (n) VCPSM Value and VCP Total Return BalancedSM Portfolios, which commenced operations on May 1, 2013; (o) SA BlackRock VCP Global Multi Asset, SA Schroders VCP Global Allocation and SA T. Rowe Price VCP Balanced Portfolios, which commenced operations on January 25, 2016; (p) SA Fixed Income Index, SA International Index, SA Mid Cap Index, SA Small Cap Index, SA Index Allocation 60/40, SA Index Allocation 80/20, and SA Index Allocation 90/10 Portfolio, which commenced operations on February 1, 2017; (q) SA Legg Mason Tactical Opportunities, which commenced operations on August 15, 2017; (r) SA Goldman Sachs Multi-Asset Insights, SA T. Rowe Price Asset Allocation Growth, SA VCP Index Allocation, and SA Fixed Income Intermediate Index Portfolios, which commenced operations on October 4, 2017; (s) SA Emerging Markets Equity Index, SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Large Cap Growth Index and SA Large Cap Value Index, which commenced operations on May 1, 2018; (t) SA Fidelity Institutional AM® International Growth Portfolio, which commenced operations on May 1, 2019; (u) SA Franklin U.S. Equity Smart Beta Portfolio, which commenced operations on October 7, 2019; and (v) SA BlackRock Multi-Factor 70/30 Portfolio, which commenced operations on October 13, 2020.
The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.
Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.
On October 22, 2018, the SA MFS Telecom Utility Portfolio reorganized into the SA Legg Mason BW Large Cap Value Portfolio, and the SA Boston Company Capital Growth Portfolio and the SA WellsCap Fundamental Growth Portfolio reorganized into the SA AB Growth Portfolio.
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On December 3, 2020, the Board of the Trust approved the reorganization of the SA Invesco VCP Equity-Income Portfolio into the SA VCP Dynamic Strategy Portfolio, effective May 3, 2021.
On June 23, 2021, the Board of the Trust approved the reorganization of the SA Columbia Technology Portfolio into the SA Wellington Capital Appreciation Portfolio, a newly created series of the Trust, and the SA WellsCap Aggressive Growth Portfolio into the SA JPMorgan Mid-Cap Growth Portfolio effective November 8, 2021.
On December 11, 2024, the Board of the Trust approved the reorganization of the SA BlackRock VCP Global Multi Asset Portfolio and the SA PIMCO VCP Tactical Balanced Portfolio into the SA VCP Dynamic Allocation Portfolio effective on or about April 28, 2025.
Portfolio Name Changes. The Trustees approved the renaming of the following Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio, effective July 5, 2000; (g) Federated Value Portfolio to Federated American Leaders Portfolio, effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS® Massachusetts Investors Trust Portfolio, effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth: Voyager Portfolio, effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio, effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m) Marsico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007; (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio, effective May 1, 2007; (o) SunAmerica Balanced Portfolio to Balanced Portfolio, effective May 1, 2007; (p) Worldwide High Income Portfolio to Total Return Bond Portfolio, effective May 1, 2008; (q) Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio, effective August 12, 2013; (r) Total Return Bond Portfolio to SA JPMorgan MFS Core Bond Portfolio, effective January 20, 2015; (s) Alliance Growth Portfolio to SA AB Growth Portfolio, effective May 1, 2015; (t) Marsico Focused Growth Portfolio to SA Marsico Focused Growth Portfolio, effective May 1, 2015; (u) MFS® Massachusetts Investors Trust Portfolio to SA MFS Massachusetts Investors Trust Portfolio, effective May 1, 2015; (v) MFS® Total Return Portfolio to SA MFS Total Return Portfolio, effective May 1, 2015; (w) Davis Venture Value Portfolio to SA Legg Mason BW Large Cap Value Portfolio, effective September 8, 2015; (x) Cash Management Portfolio to Ultra Short Bond Portfolio, effective May 1, 2016; (y) SA Marsico Focused Growth Portfolio to SA Janus Focused Growth Portfolio, effective June 30, 2016; and (z) Equity Index Portfolio to SA Large Cap Index Portfolio, effective February 6, 2017.
The Trustees approved the renaming of the following Portfolios effective October 6, 2017: (a) Aggressive Growth Portfolio to SA WellsCap Aggressive Growth Portfolio; (b) Balanced Portfolio to SA JPMorgan Balanced Portfolio; (c) Blue Chip Growth Portfolio to SA MFS Blue Chip Growth Portfolio; (d) Corporate Bond Portfolio to SA Federated Corporate Bond Portfolio; (e) Capital Growth Portfolio to SA Boston Company Capital Growth Portfolio; (f) “Dogs” of Wall Street Portfolio to SA Dogs of Wall Street Portfolio; (g) Emerging Markets Portfolio to SA JPMorgan Emerging Markets Portfolio; (h) Equity Opportunities Portfolio to SA Oppenheimer Main Street Large Cap Portfolio; (i) Foreign Value Portfolio to SA Franklin Foreign Value Portfolio; (j) Fundamental Growth Portfolio to SA WellsCap Fundamental Growth Portfolio; (k) Global Bond Portfolio to SA Goldman Sachs Global Bond Portfolio; (l) Global Equities Portfolio to SA JPMorgan Global Equities Portfolio; (m) Growth-Income Portfolio to SA JPMorgan Equity-Income Portfolio; (n) Growth Opportunities Portfolio to SA Invesco Growth Opportunities Portfolio; (o) High-Yield Bond Portfolio to SA PineBridge High-Yield Bond Portfolio; (p) International Diversified Equities Portfolio to SA Morgan Stanley International Equities Portfolio; (q) International Growth and Income Portfolio to SA Putnam International Growth and Income Portfolio; (r) Mid-Cap Growth Portfolio to SA JPMorgan Mid-Cap Growth Portfolio; (s) Real Estate Portfolio to SA Pyramis® Real Estate Portfolio; (t) Small & Mid Cap Value Portfolio to SA AB Small & Mid Cap Value Portfolio; (u) Small Company Value Portfolio to SA Franklin Small Company Value Portfolio; (v) SunAmerica Dynamic Allocation Portfolio to SA VCP Dynamic Allocation Portfolio; (w) SunAmerica Dynamic Strategy Portfolio to SA VCP Dynamic Strategy Portfolio; (x) Technology Portfolio to SA Columbia Technology Portfolio; (y) Telecom Utility Portfolio to SA MFS ‘Telecom Utility Portfolio (z) Ultra Short Bond Portfolio to SA DFA Ultra Short Bond Portfolio; (aa) VCP Total Return BalancedSM Portfolio to SA PIMCO VCP Tactical Balanced Portfolio; and (bb) VCPSM Value Portfolio to SA Invesco VCP Equity-Income Portfolio.
On November 29, 2017, the Board of the Trust approved a change in the name of the SA JPMorgan Balanced Portfolio to the SA JPMorgan Diversified Balanced Portfolio effective May 1, 2018.
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On March 27, 2018, the Board of the Trust approved the renaming of the SA Franklin Foreign Value Portfolio to the SA Templeton Foreign Value Portfolio and the SA Pyramis® Real Estate Portfolio to the SA Fidelity Institutional AM® Real Estate Portfolio, effective May 1, 2018.
On March 26, 2020, the Board of the Trust approved a change in the name of the SA Federated Corporate Bond Portfolio to the SA Federated Hermes Corporate Bond Portfolio effective April 29, 2020.
On October 7, 2020, the Board of the Trust approved the renaming of the SA Oppenheimer Main Street Large Cap Portfolio to the SA Invesco Main Street Large Cap Portfolio effective October 13, 2020, and the renaming of the SA Templeton Foreign Value Portfolio to the SA PIMCO RAE International Value Portfolio effective January 25, 2021.
On March 7, 2021, the Board of the Trust approved the renaming of the SA Legg Mason BW Large Cap Value Portfolio and the SA Legg Mason Tactical Opportunities Portfolio to the SA Franklin BW U.S. Large Cap Value Portfolio and the SA Franklin Tactical Opportunities Portfolio, respectively, effective April 30, 2021.
On March 17, 2021, the Board of the Trust approved the renaming of the SA Dogs of Wall Street Portfolio to the SA Franklin Systematic U.S. Large Cap Value Portfolio effective July 2, 2021.
On March 31, 2022, the Board of the Trust approved the renaming of the SA Franklin U.S. Equity Smart Beta Portfolio to the SA Franklin Systematic U.S. Large Cap Core Portfolio effective July 1, 2022.
On March 30, 2023, the Board of the Trust approved the renaming of the SA Invesco Main Street Large Cap Portfolio to the SA JPMorgan Large Cap Core Portfolio effective July 5, 2023.
On December 6, 2023, the Board of the Trust approved the renaming of the SA DFA Ultra Short Bond Portfolio to the SA JPMorgan Ultra-Short Bond Portfolio and the SA Goldman Sachs Global Bond Portfolio to the SA PIMCO Global Bond Opportunities Portfolio effective April 29, 2024.
On December 11, 2024, the Board of the Trust approved the renaming of the SA MFS Blue Chip Growth Portfolio to the SA MFS Large Cap Growth Portfolio, the SA Putnam International Growth and Income Portfolio to the SA Putnam International Value Portfolio, and the SA T. Rowe Price Asset Allocation Growth Portfolio to the SA T. Rowe Price Allocation Moderately Aggressive Portfolio effective April 30, 2025.
On April 2, 2025, the Board of the Trust approved the renaming of the SA JPMorgan Global Equities Portfolio to the SA Fidelity Institutional AM® Global Equities Portfolio effective July 28, 2025.
On December 10, 2025, the Board of the Trust approved the renaming of the SA Morgan Stanley International Equities Portfolio to the SA BlackRock Advantage International Portfolio effective May 1, 2026.
SunAmerica serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains AllianceBernstein L.P. (“AllianceBernstein”), BlackRock Investment Management, LLC (“BlackRock”), Brandywine Global Investment Management, LLC (“Brandywine”), Federated Investment Management Company (“Federated”), FIAM LLC (“FIAM”), Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Mutual Advisers, LLC (“Franklin”), Goldman Sachs Asset Management, L.P. (“GSAM”), Invesco Advisers, Inc. (“Invesco”), Janus Henderson Investors US LLC (“Janus”), J.P. Morgan Investment Management Inc. (“JP Morgan”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), PineBridge Investments LLC (“PineBridge”), Putnam Investment Management LLC (“Putnam”), Schroder Investment Management North America Inc. (“Schroders”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Subadviser,” and collectively, the “Subadvisers”) to act as Subadvisers to certain of the Trust’s Portfolios pursuant to various subadvisory agreements with SunAmerica (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”).
On May 22, 2001, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002, the Board, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts and to funds-of-funds. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio, other than the SA JPMorgan Ultra-Short Bond Portfolio, are subject only to distribution fees;
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(iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of each Portfolio, other than the SA JPMorgan Ultra-Short Bond Portfolio, have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.
INVESTMENT GOALS AND POLICIES
The investment goal(s) and principal investment strategies for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus. Certain types of securities and financial instruments in which a Portfolio may invest and certain investment practices the Portfolio may employ, which are described in the Prospectus, are discussed more fully below in the “Supplemental Glossary” section. In addition, the “Supplemental Glossary” section supplements the details contained in the Prospectus and provides information concerning investments the Portfolios may make on a periodic or infrequent basis. These investments include those the Portfolios reserve the right to invest in. For a list of the permissible investments in which a Portfolio may invest, please see Appendix A of this SAI.
A Portfolio’s investment goal(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal(s) or 80% investment policy, if applicable. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase. “Net assets” will take into account borrowing for investment purposes.
SUPPLEMENTAL GLOSSARY
For ease of reference, a table reflecting the investment practices in which the Portfolios may engage is located in Appendix A. In the event of any discrepancy between Appendix A and the disclosure contained in the Prospectus and SAI, the latter shall control.
Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
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Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
Bank Capital Securities. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Borrowing. All of the Portfolios (except the SA JPMorgan Ultra-Short Bond Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1∕3% of its total assets from banks for any purpose. In addition, each Portfolio may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.  The SA JPMorgan Ultra-Short Bond Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value per share (“NAV”) of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser or the respective Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.
Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing excluding any portion of the loan that is made for temporary purposes and that does not exceed 5% of the value of total assets. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.
Credit Risk Transfer Securities. Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., credit linked notes) sponsored by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.
The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit
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risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. Certain Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust (or other special purpose issuing vehicle) typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Equity tranches are typically unrated. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity, particularly under stressed market conditions. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and may be convertible at the option of the holder or mandatorily convertible at specified times or upon the occurrence of specified events.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the
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issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Corporate Actions. From time to time, the issuer of a security held by a Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
In the event of a mandatory corporate action, a Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given a Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments. In circumstances in which a Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.
Counterparty and Third Party Risk. A Portfolio may be exposed to the risk that a counterparty (including a derivatives counterparty, securities lending borrower, repurchase/reverse repurchase counterparty, clearing member, central clearinghouse or other financial intermediary) or a third party responsible for servicing or administering an instrument will fail to perform its obligations when due, become insolvent or otherwise be unable or unwilling to honor its commitments. Over-the-counter (“OTC”) derivatives do not benefit from the protections of an exchange or central clearinghouse, which can increase a Portfolio’s exposure to the credit and performance of the bilateral counterparty; by contrast, centrally cleared derivatives shift this exposure to the clearinghouse and the clearing member through which the Portfolio clears, each of which presents its own credit and operational risks and potential losses in an insolvency.
Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Portfolio, a Portfolio’s Adviser, Subadviser, Directed Services LLC (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and negatively impact a Portfolio’s business operations, potentially resulting in financial losses to a Portfolio.
The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolios, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject a Portfolio or a Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.
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The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.
The Adviser may seek to use AI in its business, operating, and investment activities, and expects a Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Depositary Receipts (ADRS, GDRS, and EDRS). Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.”
Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
Defensive Instruments. Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political, social or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategies. As a result, a Portfolio may not achieve its investment goal.
Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if a Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.
Unless a Portfolio qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires a Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of
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derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.
A Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”).
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions, which are settled through delivery of the foreign currency, will not be subject to full regulation by the CFTC, public reporting or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts although such Forward Contracts will be subject to the limits set forth in the Derivatives Rule.
Each of the Portfolios, except for the SA JPMorgan Ultra-Short Bond Portfolio, may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used with the goal of enhancing return. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is
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effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”). In addition, the SA PIMCO Global Bond Opportunities Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers generally do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
The portfolio management team for the SA PIMCO Global Bond Opportunities Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.
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Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Futures, like options, are subject to Rule 18f-4 under the 1940 Act. Upon entering into a Futures transaction, a Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument or index. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for Futures and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous or as necessary to avoid physical settlement. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. A Portfolio may enter into arrangements with futures brokers to take on for the Portfolio physical settlement obligations in the event that the Portfolio fails to close out a position prior to the maturity date.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.
Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds in the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities
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portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Each of the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio may also invest the Overlay Component in stock index futures, among other equity derivative instruments, to manage the Portfolio’s volatility from its equity exposure. Through the use of index futures, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100% of the Portfolio’s assets.
The SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio invest in exchange-traded futures contracts to manage the volatility of the Portfolios. The SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio may use, as applicable, equity index Futures and/or fixed-income Futures to lower the Portfolios’ expected volatility level. A Portfolio may invest in other types of Futures and in options to hedge or mitigate risks.
T. Rowe Price may invest the Overlay Component of the SA VCP Index Allocation Portfolio in equity index and fixed income Futures to manage the Portfolio’s expected volatility level.  Through the use of Futures, T. Rowe Price may adjust the SA VCP Index Allocation Portfolio’s net equity exposure down to a minimum of 20% or up to a maximum of 100% of the Portfolio’s assets.
Each Subadviser may increase or decrease the net equity exposure or common stock exposure, as applicable, of the SA Schroders VCP Global Allocation Portfolio and the SA T. Rowe Price VCP Balanced Portfolio to manage its respective Portfolio’s volatility. In more volatile market environments, a Subadviser may use derivatives, such as Futures contracts and equity index swaps, as applicable, to manage the Portfolio’s volatility of returns from its equity exposure.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the SA PIMCO Global Bond Opportunities Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.
Options. Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies trade both on exchanges (including options on futures) and in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer, which will require the writer to perform under the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more
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difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets, except for the SA JPMorgan MFS Core Bond Portfolio and the SA PIMCO Global Bond Opportunities Portfolio, both of which have no limitation.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
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A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically-settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash-settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash-settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash-settled, an obligation to settle by paying the intrinsic profit. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash-settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash-settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.
A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
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When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash-settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, a Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.
In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined above). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if a Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.
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Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into or exercise.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio (other than the SA Schroders VCP Global Allocation Portfolio) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC.
With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
The SA Schroders VCP Global Allocation Portfolio is deemed to be a “commodity pool” and SunAmerica is considered a “commodity pool operator” with respect to the Portfolio under the CEA. SunAmerica is therefore subject to dual regulation by the SEC and the CFTC. The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Swaps. Certain Portfolios may enter into credit default, currency, inflation, interest rate, equity, mortgage and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. As a result of regulation implemented pursuant to Title VII of Dodd-Frank, these transactions are characterized as “swaps” and “security-based swaps.” Swaps are regulated by the CFTC and include swaps referencing any commodity, broad-based index (including indices of credit default
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swaps), treasury securities, and currency. Security-based swaps are treated as securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, are regulated by the SEC, and include swaps on single securities (other than treasury securities), baskets of securities and narrow indices of securities, single name credit default swaps and narrow indices of credit default swaps, and loans.
Swaps and security-based swaps are often traded in the OTC market but, in some cases, as a result of CFTC regulations implementing provisions in Title VII of Dodd-Frank, certain interest rate swaps and swaps on broad-based indices of credit default swaps must be traded on a swap execution facility and cleared through a CFTC-regulated clearinghouse. OTC swap contracts are typically marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Although some swaps are reset daily, for many swaps any change in market value is recorded as an unrealized gain or loss and the Portfolio and counterparty would not exchange such gains or losses until a predetermined quarterly or other periodic reset date. In connection with these contracts, specified types of securities and cash are required to be posted daily as variation margin for all swaps and for those security-based swaps traded in the OTC market with swap dealers regulated by the Prudential Regulators. Initial margin is currently required to be posted by the Portfolios for swaps. The SEC has adopted margin requirements for security-based swaps.
The Portfolios, other than the SA Federated Hermes Corporate Bond Portfolio, SA JPMorgan MFS Core Bond Portfolio and SA PIMCO Global Bond Opportunities Portfolio, will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Fitch Ratings, Inc. (“Fitch”) or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser. The SA Federated Hermes Corporate Bond Portfolio and SA JPMorgan MFS Core Bond Portfolio have the ability to enter into swaps and swap-related transactions (such as caps and floors) if the unsecured commercial paper, senior debt, or the claims-paying ability of the other party thereto is rated A or better by S&P, Fitch or Moody’s, or if unrated, are determined by the Subadviser to be of comparable quality.
The SA Federated Hermes Corporate Bond Portfolio may invest up to 5% in credit default swaps and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.
Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources.
Credit Default Swap Agreement. Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, obtaining synthetic long or short exposure to fixed income instruments through a more liquid investment vehicle or speculation.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event occurring with respect to a referenced issuer, obligation or index. As a seller of protection on a credit default swap, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap unless or until there is a credit event with respect to the referenced issuer, obligation or index. As the seller, a Portfolio would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write- down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. Credit indices are typically broad-based indices and, as a result, these swaps are treated as swaps subject to CFTC regulation. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the
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index. The composition of the indices changes periodically, usually every six months, and for most indices each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. CDXs are regulated as swaps by the CFTC.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement, valued based on an auction process. Notional amounts of credit default swaps are partially offset by upfront payments received upon entering into the agreement, or net amounts received from the settlement of protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously. These instruments are generally considered to be swaps regulated by the CFTC.
Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. These instruments generally are considered to be swaps regulated by the CFTC.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.
An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer or satisfy the de minimis exception from such registration.
Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the
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notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.
Index swaps. Index swaps involve the exchange of value based on changes in an index, such as the Consumer Price Index (“CPI”), that could provide inflation protection or provide a hedge to such inflation-indexed securities.
Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the CPI, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).
The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
Interest Rate Caps, Collars and Floors. Certain Portfolios may invest in interest rate caps, collars and floors. These transactions are regulated by the CFTC as swaps. Generally, entering into interest rate caps, collars and floors is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
Interest Rate Swap Agreements. Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are CFTC-regulated swaps and involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. Certain interest rate swaps are required to be traded on a swap execution facility and centrally cleared.
Mortgage Swaps. A specific type of interest rate swap in which certain Portfolios may invest is a mortgage swap. Mortgage swaps are regulated by the CFTC as swaps and are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest
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rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.
Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.
Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Portfolio or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swap agreements referencing commodities or broad-based indices are regulated as swaps under the Commodity Exchange Act (i.e., CFTC oversight), while those on a single security or a narrow-based index are regulated as security-based swaps (i.e., SEC oversight). Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Risks of Entering into Swap Agreements. Risks to the Portfolios of entering into swap agreements include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform, the possibility that there is no liquid market for these agreements and the possibility that swaps entered into as hedging transactions will not effectively hedge the risk sought to be hedged. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Adviser or a Subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Portfolio may suffer a loss.
Regulations enacted by the CFTC under Dodd-Frank require a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a “CCP”). To clear a swap with the CCP, the Portfolio will submit the swap to, and post collateral with a futures broker that is a clearinghouse member. The Portfolio may enter into the swap with a swap dealer other than the futures broker (the “Executing Dealer”) and arrange for the swap to be transferred to the futures broker for clearing. It may also enter into the swap with the futures broker itself. The CCP, the futures broker and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or a futures broker, or the failure of a swap to be transferred from an Executing Dealer to the futures broker for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies.
Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated OTC derivative contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As OTC derivative contracts, CFDs are not traded on an exchange and their availability is jurisdiction-dependent (for example, CFDs are generally not permitted to be offered to retail investors in the United States). A CFD offers exposure to price changes in an underlying security or other reference (such as an index, commodity, currency or rate) without ownership of such security, typically by providing investors the ability to trade on margin and generally without any voting or other shareholder rights. When entering into a CFD, a Portfolio attempts to predict either that the price of the underlying security will fall (taking a short position) or that the price of the security will rise (taking a long position). CFDs are subject to illiquidity risk because the liquidity CFDs is based on the liquidity of the underlying instrument. CFDs are also subject to the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. CFD, like many other derivative instruments, involve the risk that, if the derivative declines in value, additional margin would be required to maintain the position and positions are typically marked-to-market daily. The seller may require a Portfolio to deposit additional sums to maintain proper margin coverage, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss to the Portfolio. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the
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underlying security (or other instrument) is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss.
Emerging Markets. Investments in issuers domiciled or operating principally in emerging market countries involve risks in addition to those associated with comparable investments in more developed markets. Specifically, volatile social, political, regulatory and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature, and to sudden government or regulatory actions (such as sanctions, capital or currency controls, trading suspensions or market closures, repatriation restrictions, or foreign-ownership limits) that can impair liquidity, valuation, or the ability to receive income or proceeds.
Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political, social or regulatory events in such countries, sometimes with little or no notice. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small size of the markets for such securities and the low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility, as well as extended or uncertain settlement cycles, wider bid-ask spreads, and an increased risk of failed trades. In some cases, disruptions and restrictions have led index providers to remove or reclassify securities or markets, which can occur with little notice.
Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Hedging currency risk may be limited or unavailable during periods of market stress.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property. Custody, disclosure, auditing and shareholder-rights frameworks may be less robust than in developed markets, which can affect valuation, settlement and the reliability of financial information. The SA Schroders Global Allocation Portfolio may invest up to 10% of its assets in securities of emerging market issuers.
Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign issuers in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in countries including, among others, Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and, although they historically traded in OTC secondary markets, very few Brady Bonds remain outstanding today and secondary-market liquidity is limited. When collateralized, U.S. dollar-denominated Brady Bonds, which may be fixed- or floating-rate, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds and may include limited rolling interest collateral. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of
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invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and Coronavirus. Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on a Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Stock Connect. A Portfolio may invest in eligible exchange-traded funds and local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through Stock Connects is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buying orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are otherwise not transferable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If a Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.
A Portfolio’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio. The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.
Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to price, buy, sell, receive or deliver
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those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Portfolio invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Portfolio, that have exposure to Russian investments.
In addition, trade tensions between the United States and China have raised concerns about economic stability, with both countries implementing increased tariffs on each other’s imports. This situation has created uncertainty regarding the success of trade negotiations and the potential for a prolonged trade war, which could negatively impact global economic conditions. China’s growing trade surplus with the United States has heightened the risk of trade disputes, potentially leading to significant reductions in international trade and adverse effects on China’s export industry. The imposition of tariffs and trade restrictions could also negatively impact the economies and financial markets of Hong Kong and Taiwan. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to acquire common stock, including options, and depositary receipts. Equity securities are subject to financial and market risks and can be expected to fluctuate in value. Equity markets may experience trading halts, early market closures and periods of limited market depth or wider bid-ask spreads, which can increase volatility and impede the ability to transact at desired prices. See “Convertible Securities,” “Depositary Receipts (ADRs, GDRs and EDRs)” and “Warrants and Rights” for more information with respect to the risks associated with investing in these securities.
Preferred Securities. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Preferred stocks are generally sensitive to interest-rate and credit-spread changes, may be callable before maturity or at par (creating reinvestment risk), often provide limited or no voting rights, and, if dividends are non-cumulative, missed dividend payments may not be paid at a later date. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
ESG Investment Risk. To the extent that a Portfolio considers environmental, social and governance (“ESG”) criteria, ESG integration and/or application of related analyses when selecting investments, the Portfolio’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria, integration or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. A Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Portfolio’s adherence to its ESG criteria, ESG integration and/or application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria, ESG integration or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. A Portfolio’s consideration of ESG criteria may result in the Portfolio forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. A Portfolio’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Fixed Income Securities. Certain Portfolios may invest in fixed income securities (also known as debt securities). Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered
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investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix B for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. Fixed income securities may also be subject to credit-spread and downgrade risk; widening spreads or an actual or perceived deterioration in an issuer’s credit quality can reduce a security’s value independent of changes in interest rates. Many fixed income securities (including mortgage‑ and asset-backed and callable bonds) are subject to prepayment, extension and call/reinvestment risk, which can reduce income, lengthen or shorten duration unexpectedly, and increase price volatility. In addition, if market quotations are not readily available or are unreliable (for example, for thinly traded issues), securities may be valued using fair value procedures, which could cause a Portfolio’s NAV to differ from the price it could realize on an immediate sale.
Instruments that reference interbank or other benchmark rates are subject to risks related to the transition from London Inter-Bank Offered Rate to alternative reference rates (such as Secured Overnight Financing Rate (“SOFR”), including differences in the behavior of the replacement rates, potential valuation impacts and operational changes.
Inflation-Indexed Securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. The market value of inflation-indexed securities generally fluctuates with changes in real interest rates and may decrease when real rates rise, even if inflation is elevated. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. government agencies, foreign governments and foreign government agencies, and private corporations or entities. Inflation-indexed securities issued by foreign governments or entities are subject to their issuer’s credit risk and may reference inflation measures that differ from CPI, which can affect performance relative to U.S. inflation.
Lower-Rated, Fixed Income Securities. Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
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Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadvisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Municipal Securities. Fixed income securities include, among other things, municipal securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Securities”). Municipal Securities include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Securities whose issuers pay interest on the Municipal Securities from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Securities include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as SOFR.
Changes in the interest rates on floating rate obligations could result in lower income to a Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, a Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by a Portfolio’s subadviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.
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A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. When a foreign market is closed while U.S. markets remain open, portfolio holdings may be valued using fair value procedures, which can cause a Portfolio’s NAV to differ from the price that would be realized if those foreign markets were open. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
A Portfolio is subject to foreign custody risk, including the credit and operational risks of foreign sub‑custodians and depositories; a custodian or sub‑custodian’s financial distress or insolvency could delay or otherwise adversely affect access to the Portfolio’s assets.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Investors in foreign issuers often have more limited shareholder rights and practical remedies (including class-action participation), and enforcing judgments abroad may be difficult or unavailable.
Foreign Currency. A Portfolio may buy foreign currencies when it believes the value of the currency will increase. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a Portfolio’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Portfolio receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Portfolio for purposes of determining Portfolio distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that a Portfolio earns the income and the time that the income is converted into U.S. dollars, the Portfolio may be required to liquidate other assets in order to make up the shortfall. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt
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instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may be subject to limited, different or overlapping regulation compared to exchange-traded derivatives.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, except the SA PIMCO Global Bond Opportunities Portfolio, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets. The SA PIMCO Global Bond Opportunities Portfolio has no limitation on its investments in Hybrid Instruments, except that it will limit its investments in levered structured notes to 5% of its total assets and in Structured Securities (as defined below) to 5% of its total assets.
Contingent Convertible Securities. Contingent convertible securities (sometimes referred to as “CoCos”) are a type of hybrid security that under certain circumstances either (i) converts into common shares of the issuer or (ii) undergoes a principal write-down.
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The mandatory conversion/write-down provision might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger the automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Should an instrument undergo a write-down, investors may lose some or all of their original investment.
Credit Linked Notes (“CLNs”). A CLN is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Participation Notes and Participatory Notes (“P-notes”). Hybrid instruments include P-notes. P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Portfolio to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Portfolio that holds them to counterparty risk (and this risk may be amplified if a Portfolio purchases P-notes from only a small number of issuers).
Structured Investments/Structured Securities. Hybrid Instruments also include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when
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the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Income Trusts. An income trust is an investment trust that holds income-producing assets—often an operating business contributed to a trust—and passes through income to its security holders. Because income trusts pay out the bulk of their free cash flow to unitholders, they tend to generate regular cash distributions. Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, and growth may be more limited because cash flows are distributed rather than reinvested. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the underlying business underperforms, the trust can reduce or even eliminate distributions. The value of income trust units may decline significantly if they are unable to maintain targeted distributions.
Investments in income trusts can have varying degrees of risk depending on the sector and the underlying assets. Risks related to the underlying operating companies controlled by such trusts include dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. Income trusts are also subject generally to the risks associated with business cycles, commodity prices, interest rates, or other economic factors.
While income trusts are regarded as equity investments, they also have fixed-income-like attributes, including sensitivity to credit and interest-rate changes and dividend risk. Income trusts may achieve higher yields than cash investments in periods of low interest rates and lower yields in periods of increasing interest rates. They may also experience losses during periods of both low and high interest rates. If claims against an income trust are not satisfied by the trust, investors in the trust (including a fund) could, in some circumstances, be responsible for such obligations. Income trusts generally are structured as pass-through entities for tax purposes. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to shareholders. An income trust’s pass-through structure means that the distributions to its investors are generally higher than dividends from an equivalent corporate entity. Income trusts also are subject to the risks that regulatory changes or a challenge to their tax structure under existing laws could adversely affect the value of such securities and reduce or eliminate tax advantages.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inverse floaters generally underperform comparable fixed-rate bonds when interest rates rise.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
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Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interpositioned between the Portfolio and the borrower are determined by the applicable Subadviser to be creditworthy. When a Portfolio purchase Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
The SA MFS Total Return Portfolio and the SA PIMCO Global Bond Opportunities Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.
Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the law does not include any provision for a regulated investment
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company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Portfolio will not.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), FNMA or FHLMC certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured and guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service of the United States Department of Agriculture or the Department of Housing and Urban Development’s Office of Public and Indian Housing. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
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The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA and each of them remain in conservatorship overseen by the Federal Housing Finance Agency, there can be no assurance that the U.S. government will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”). Conventional Mortgage Pass-Throughs represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal
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repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.
Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Non-Diversified Status. The SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio are considered “non-diversified” investment companies, and the SA Large Cap Growth Index Portfolio may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents. As a result, under the 1940 Act, the Portfolios are limited (or in the case of the SA Large Cap Growth Index Portfolio, may be limited) only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Internal Revenue Code
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of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
Other Investment Companies. The Portfolios may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”
Under normal conditions, each of the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio invests approximately 70% to 90% of its assets in the securities of other investment companies.
Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. ETF shares may trade at a premium or discount to the ETF’s NAV and may be subject to wider bid-ask spreads, particularly when creation or redemption activity is disrupted or during periods of market stress. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. Some actively-managed ETFs are semi-transparent or non-transparent and do not disclose portfolio holdings daily; these structures may rely on proxy portfolios or a verified intraday indicative value and can experience wider spreads and larger or more persistent premiums/discounts if the arbitrage mechanism is less effective. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” Only a limited number of authorized participants (“APs”) may transact in creation units. If these APs or market makers exit the business, reduce their role, or are unable to process orders, ETF shares may trade at a premium/discount to NAV, spreads may widen, trading may be halted, and shares could face delisting. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads. Moreover, exchanges may impose trading halts or close early, which can restrict the ability to buy or sell ETF shares and increase volatility.
Partnership Securities. The SA PIMCO Global Bond Opportunities Portfolio, SA PIMCO RAE International Value Portfolio and SA T. Rowe Price VCP Balanced Portfolio may invest in securities issued by publicly traded partnerships or MLPs (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange (“NYSE”) and NASDAQ.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Portfolio if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships (“MLPs”).”
Passive Foreign Investment Companies (“PFICs”). PFICs are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest,
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royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Private Investments in Public Equity. Private Investments in Public Equity (“PIPEs”) are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Portfolio acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Portfolio’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of a Portfolio’s investments. As a result, even if a Portfolio is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders substantially all of its taxable income for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
Recent political and diplomatic events within the United States, such as heightened political polarization, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally,
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concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.
In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Europe and U.K. Developments
Investments in European issuers may be affected by political, regulatory and economic developments within the European Union (“EU”), the Eurozone and the United Kingdom (“UK”), and by the high degree of interdependence among European economies and financial institutions. Periods of fiscal strain or banking-sector stress in one member state can transmit to others through trade, funding and confidence channels, affecting liquidity, credit conditions and asset valuations across the region. Eurozone members are subject to common monetary policy administered by the European Central Bank (“ECB”) and to fiscal and budgetary frameworks that may not address country-specific conditions. Policy actions by European authorities may not achieve intended results and can have unforeseen market effects. The UK’s withdrawal from the EU and subsequent UK/EU regulatory divergence continue to create legal, policy and market uncertainties that may affect European and UK issuers, currencies and market liquidity.
European markets are sensitive to changes in interest-rate and currency regimes (including the euro and British pound) and to sanctions, export controls and other geopolitical measures that may alter index composition, investability and trading liquidity (for example, in connection with the Russia-Ukraine conflict discussed below). Certain countries in Central and Eastern Europe remain less developed and can exhibit emerging-market characteristics, including thinner liquidity, greater political and economic volatility, and more limited corporate disclosure and shareholder protections. European markets may also be affected by terrorist attacks and large-scale migration pressures, which can disrupt economic activity and policy responses and contribute to volatility in currencies, funding markets and risk assets. Market dislocations in Europe can lead to increased volatility, wider bid-ask spreads and valuation uncertainty, and, in stressed environments, some European instruments have experienced negative yields; such conditions could recur and adversely affect a Portfolio’s performance.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios.
Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
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Israel-Hamas War and Other Conflicts in the Middle East
The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.
Geopolitical tensions or armed conflict involving Iran, and any related disruptions in the Persian Gulf or the Strait of Hormuz, could impair crude oil and liquefied natural gas shipping, increase energy price volatility, affect inflation expectations and interest rates, and adversely impact issuers with energy-sensitive input costs or transportation exposures.
Additionally, other Middle Eastern conflicts, including, but not limited to, instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts have the potential to cause significant market disruptions and affect investor confidence.
Infectious Illness.
The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Restricted Securities. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds may not typically hold significant amounts of certain restricted securities that are less liquid; however, restricted securities, such as Rule 144A instruments, may be treated as liquid if determined to be readily saleable to qualified institutional buyers. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the
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interest rate effective for the term of the agreement. A reverse repurchase agreement economically functions as a borrowing by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements also involve counterparty and operational risk (including in tri-party arrangements), and the buyer may rehypothecate the securities or restrict the Portfolio’s use of proceeds under certain circumstances.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided the Portfolio either complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate or treats such transactions as derivatives transactions under Rule 18f-4. See “Derivatives” above and “Investment Restrictions” below.
Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities, such as roll transactions, and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1∕3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is
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invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Each Portfolio, except for the SA JPMorgan Ultra-Short Bond Portfolio, may lend securities; however, at the present time no Portfolio engages in securities lending.
Short Sales. Short sales in equity securities are effected by selling a security that a Portfolio does not own but which it borrows. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds are held in the Portfolio’s margin account with its broker and are subject to applicable requirements until the borrowed securities are replaced. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, a Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject Portfolios to substantially the same risks as short sales of equity securities.
Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales, except for the SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, the SA PIMCO Global Bond Opportunities Portfolio and SA JPMorgan MFS Core Bond Portfolio, which have no such limitation.
The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of Portfolios to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or a Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. the SA JPMorgan Ultra-Short Bond Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to the following:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are
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similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The SA JPMorgan Ultra-Short Bond Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the SA JPMorgan Ultra-Short Bond Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return. The SA JPMorgan Ultra-Short Bond Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the SA JPMorgan Ultra-Short Bond Portfolio is fully insured by the FDIC.
Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Maturities typically range from overnight to 270 days (and up to 397 days for certain programs). Commercial paper includes variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or a Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or a Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt obligations issued or guaranteed by the U.S. Treasury or by U.S. agencies or instrumentalities whose obligations are backed by the full faith and credit of the United States (for example, GNMA). A Portfolio may also invest in U.S. government-related or agency securities (such as FNMA or FHLMC mortgage-backed securities), which are not backed by the full faith and credit of the United States, and in non-agency mortgage-backed securities. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or a Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price.
The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral
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securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Special Purpose Acquisition Companies. Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Portfolio’s other investments; (iii) a Portfolio generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Portfolio’s investments in SPACs will not significantly contribute to the Portfolio’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, a Portfolio may elect not to participate in, or vote to approve, the proposed transaction or the Portfolio may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Portfolio may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which a Portfolio receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Portfolio may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
In addition, from time to time, a Portfolio may serve as an “anchor” investor by purchasing a significant portion of the units offered in a SPAC’s IPO. A Portfolio may also purchase private warrants from a SPAC and/or enter into a forward purchase agreement or similar arrangement through which the Portfolio makes a non-binding commitment to purchase additional units of the SPAC in the future. In exchange, the Portfolio receives certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”). Founder shares are generally subject to all of the risks described above (including the risk that the founder shares will expire worthless to the extent an acquisition or merger is not completed). Founder shares are also subject to restrictions on transferability, which significantly reduces their liquidity. In addition, a Portfolio may be required to forfeit all or a portion of any founder shares it holds, including, for example, (i) if the Portfolio does not purchase additional units of the SPAC pursuant to the terms of any forward purchase agreement it enters into, (ii) if the Portfolio sells shares that it purchased in the IPO prior to the SPAC effecting a merger or acquisition or (iii) if the SPAC’s sponsor forfeits its founders shares to effect a merger or acquisition.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of the Adviser or a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in
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market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Standby Commitments. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. A Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or a Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, full faith and credit U.S. Treasury obligations carry the U.S. government’s unconditional guarantee of timely payment of principal and interest when due. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are issued by the U.S. Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
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Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Unseasoned Companies. Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
Variable Rate Demand Notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Any purchaser of VRDNs will meet applicable diversification and concentration requirements.
Warrants and Rights. Warrants and rights give the holder the right to purchase a given number of shares of a particular issue at a specified price until expiration. Rights are typically issued to existing shareholders for a limited period (often at a subscription price below market) and may be non-transferable; warrants are generally longer-dated and may be issued on a standalone basis or attached to another security. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants and, if transferable, rights do not necessarily move with the prices of the underlying securities. If the holder does not sell or exercise a warrant or right before expiration, it may expire worthless, particularly if the market price of the underlying stock does not exceed the exercise/subscription price plus any associated costs. Investment in warrants and, where transferable, rights is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights generally confer only the right to subscribe for additional shares during the subscription period and, unless transferable, may lapse unexercised if not acted upon promptly. Warrants and rights may lack a liquid secondary market for resale.
When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by each Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
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Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.
Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the
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relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.
In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a Portfolio may enter into, treats derivatives as senior securities, and requires Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.
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All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If an Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
•
Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
•
Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, a Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:
•
The SA Federated Hermes Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.
•
The SA PIMCO Global Bond Opportunities Portfolio may invest a maximum of 20% of its total assets in securities rated below investment grade, which would include corporate high-yield, emerging market debt and other securities. Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the
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Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio’s average rating requirement.
•
The SA PineBridge High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody’s or C by S&P (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody’s or D by S&P.
•
The SA JPMorgan Diversified Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by S&P or Baa3 by Moody’s.
•
The SA MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and comparable unrated securities (“junk bonds”).
•
The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio normally do not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high risk bonds.
•
The SA AB Growth Portfolio may invest up to 10% in convertible securities rated below BBB by S&P or Baa by Moody’s or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).
•
The SA Fidelity Institutional AM® Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.
•
The SA Franklin Small Company Value Portfolio and SA AB Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.
•
The SA JPMorgan Mid-Cap Growth Portfolio may invest up to 10% of its net assets in nonconvertible fixed income securities rated Baa or lower by Moody’s or BBB or lower by S&P or Fitch and comparable unrated securities.
•
The SA Putnam International Value Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody’s or S&P, or unrated bonds that the Subadviser determines to be of comparable quality.
•
The SA JPMorgan Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.
•
The SA Franklin BW U.S. Large Cap Value, SA Franklin Systematic U.S. Large Cap Value, SA Large Cap Index, SA JPMorgan Global Equities, SA JPMorgan Equity-Income, SA BlackRock Advantage International Portfolio and SA MFS Massachusetts Investors Trust Portfolios may not invest in junk bonds.
•
Each of the SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced Portfolio may invest up to 10% of its net assets in high-yield debt securities.
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
U.S. Corporate High-Yield Fixed Income Securities offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 20% of their total assets in equity features, such as conversion rights or warrants, subject to the following:
•
The SA PIMCO Global Bond Opportunities Portfolio may invest up to 5% of its net assets in warrants, and 5% of its net assets on municipal warrants. The Portfolio may invest up to 10% of its total assets in preferred stock and up to 10% of its total assets in common stock.
•
The SA PineBridge High-Yield Bond and SA JPMorgan MFS Core Bond Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).
•
The SA Federated Hermes Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.
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•
The SA JPMorgan Ultra-Short Bond, SA Franklin Systematic U.S. Large Cap Value, SA Large Cap Index, SA Franklin BW U.S. Large Cap Value and SA JPMorgan Global Equities Portfolios may not invest in warrants.
•
The SA JPMorgan Ultra-Short Bond, SA Large Cap Index, SA JPMorgan Equity-Income, SA Franklin BW U.S. Large Cap Value, SA Franklin Systematic U.S. Large Cap Value and SA AB Growth Portfolios may not invest in rights.
The Portfolios, other than the SA JPMorgan MFS Core Bond Portfolio, SA JPMorgan Ultra-Short Bond Portfolio, and the SA PIMCO Global Bond Opportunities Portfolio, may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.
SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY MANAGED FUNDS
The SA Emerging Markets Equity Index Portfolio, SA Fixed Income Index Portfolio, SA Fixed Income Intermediate Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio are passively-managed and designed to track an index or subset of an index. SunAmerica is the investment adviser to the Portfolios and is a wholly-owned subsidiary of Venerable. Consistent with each Portfolio’s policy in investing in securities represented in its applicable target index, each of the Portfolios may trade stock issued by an affiliated person of SunAmerica if such stock is represented in the applicable target index.
INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
The following fundamental investment restriction is applicable to all Portfolios except the SA Emerging Markets Equity Index Portfolio, the SA Fidelity Institutional AM® Real Estate Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income
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Intermediate Index Portfolio, the SA International Index Portfolio, the SA Mid Cap Index Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio, the SA PIMCO Global Bond Opportunities Portfolio, and the SA Small Cap Index Portfolio:
7.
Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The following fundamental investment restriction is applicable to the SA Emerging Markets Equity Index Portfolio, the SA Fixed Income Index Portfolio, the SA Fixed Income Intermediate Index Portfolio, the SA International Index Portfolio, the SA Large Cap Growth Index Portfolio, the SA Large Cap Index Portfolio, the SA Large Cap Value Index Portfolio, the SA Mid Cap Index Portfolio and the SA Small Cap Index Portfolio:
8.
Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.
The following fundamental investment restriction is applicable to the SA Fidelity Institutional AM® Real Estate Portfolio:
9.     The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that the Portfolio will concentrate its investments in the real estate industry.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act.
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With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7 through 9, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries. The SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio do not consider investment companies to be an industry for purposes of this restriction and the investment by a Portfolio in an
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Underlying Portfolio that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries.
Diversification
Each of the Portfolios, except the SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio (other than the SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer (except, in the case of the SA Large Cap Growth Index Portfolio, as may be necessary to approximate the composition of its benchmark index) or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.
Each of the SA Fidelity Institutional AM® Real Estate Portfolio, SA Janus Focused Growth Portfolio, SA MFS Large Cap Growth Portfolio and SA PIMCO Global Bond Opportunities Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
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TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.
Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021– Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present).	73	Director, Pentair (sustainable water solutions) (2023- Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko 1948	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	73	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Christianne F. Kerns 1958	Trustee	2023– Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	73	None.
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Charles H. Self III 1957	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	73	None.
Martha B. Willis 1960	Trustee and Chair	2023– Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020- 2022).	73	None.
Bruce G. Willison 1948	Trustee	2001– Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011- Present); Director of Specialty Family Foundation (2013-2025).	73	Director, Grandpoint Bank (banking) (2011-2017); Director of NiQ (2016- 2020).

Interested Trustees
Timothy W. Brown[4,5] 1968	Trustee	2026– Present	Executive Vice President, SunAmerica (2026-Present); President of Venerable Investment Advisers, LLC (2023-Present); Executive Vice President, Chief Legal Officer & Corporate Secretary of Venerable Holdings, Inc. (2018- Present); President & Chief Executive Officer of Venerable Insurance and Annuity Company (2022- 2024); President & Chief Executive Officer of Corporate Solutions Life Reinsurance Company (2022-2024).	98	Minority Corporate Counsel Association N-Gen Advisory Board (2024-Present); The Federation of Iowa Insurers (2018-Present).
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
John T. Genoy[4] 1968	President and Trustee	2021– Present	President and Board Member (2021-Present), Chief Operating Officer (2006-2025), Chief Financial Officer and Director (2002- 2021) and Senior Vice President (2004-2021), SunAmerica; President (SunAmerica), Venerable (2026-Present); President (SunAmerica), Corebridge (2021-2025); Chairman, AIG Federal Savings Bank (2013- 2023).	73	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).
3
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
4
Messrs. Genoy and Brown are Interested Trustees by virtue of their positions as officers of SunAmerica.
5
Effective January 1, 2026, Mr. Brown was appointed as an Interested Trustee to the Trust’s Board.
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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).
Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017– Present
Vice President, Trust Chief Compliance Officer and Head of
Compliance (SunAmerica), Venerable (2026-Present); Vice
President and Chief Compliance Officer, Seasons Series Trust,
SunAmerica Series Trust (2017-Present); Vice President and
Chief Compliance Officer, VALIC Company I (2017-2025); Vice
President and Chief Compliance Officer– Mutual Funds (2017-
2025) and Chief Compliance Officer- Institutional Markets
(2023-2025), Corebridge; Chief Compliance Officer, VALIC
Retirement Services Company (2017-2019).

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present
Vice President, SunAmerica (1999-Present); Vice President -
Fund Administration (SunAmerica), Venerable (2026-Present);
Vice President (1999-2025), Head of Mutual Fund
Administration (2014-2025), Corebridge; Director, Corebridge
Capital Services, Inc. (2021-2025); Treasurer, SunAmerica
Series Trust, Seasons Series Trust (2014-Present); Treasurer,
VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026– Present
Vice President, General Counsel and Secretary, SunAmerica
(2026-Present); Vice President and Deputy General Counsel,
Venerable (2023-Present); General Counsel and Secretary,
Venerable Investment Advisers, LLC (2023-Present); Vice
President, Assistant Secretary and Associate General Counsel,
Equitable Investment Management Group, LLC (2022-2023);
Vice President, Assistant Secretary and Associate General
Counsel, Equitable Investment Management, LLC (2023);
employee of Equitable Financial (2022-2023); Vice President,
Legal and Compliance, Morgan Stanley Investment Management
(2017-2022).

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006– Present
Chief Compliance Officer (2006-Present) and Vice President
(2011-Present), SunAmerica; Assistant Vice President and Chief
Compliance Officer (SunAmerica), Venerable (2026-Present),
Senior Vice President (2025), Vice President (2011-2025) and
Chief Compliance Officer (2006-2025), Corebridge; Anti-Money
Laundering Compliance Officer, SunAmerica Mutual Fund
Complex (2006-Present).

Michal Levy 1979	Senior Vice President	2026– Present
Senior Vice President and Board Member of SunAmerica (2026-
Present); Senior Vice President and Head of Venerable
Investment Advisers, LLC (2023-Present); Head of VIA of
Venerable (2023-Present); Director (2014-2023), President
(2021-2023) and Chief Operating Officer (2017-2023) of
Equitable Investment Management Group, LLC; Executive Vice
President and Chief Operating Officer of Equitable Investment
Management, LLC (2023)

Salimah Shamji 1971	Vice President	2020– Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management– Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008- 2025).
Shawn Parry 1972	Vice President and Assistant Treasurer	2014– Present	Director - Fund Administration (SunAmerica), Venerable (2026- Present); Vice President, Corebridge (2014-2025).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance
55

with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Compliance and Risk Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Independent Trustees
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
56

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.
Martha B. Willis. Ms. Willis has served as a Trustee since 2023, and Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.
The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.
Interested Trustees
John T. Genoy. Mr. Genoy has served as a Trustee since 2021. President and Co-Head of SunAmerica, Venerable since 2026, he currently serves as President and Chief Operating Officer of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
Timothy W. Brown. Mr. Brown has served as a Trustee since 2026. He joined Venerable Investment Advisers, LLC in 2023 and also serves as Executive Vice President, Chief Legal Officer, and Secretary of VA Capital Company LLC, Venerable Holdings, Inc., Venerable Insurance and Annuity Company, Corporate Solutions Life Reinsurance Company, Rocky Range, Inc., and VIAC Services Company. He previously served as President, Chief Executive Officer, Chief Legal Officer and Secretary of Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company from 2022 to 2024. He has a background in the financial services industry, has held senior management positions with asset management and insurance companies, and has multiple years of service on the boards of private companies and organizations.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets each Portfolio of the Annuity Funds. Messrs. Genoy and Brown, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended January 31, 2026.
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The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended January 31, 2026.
The Compliance and Risk Committee is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee met 3 times during the fiscal year ended January 31, 2026.
As of March 31, 2026, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
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TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2025.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustees
John T. Genoy	0	0
Timothy W. Brown[3]	N/A	N/A

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (59 portfolios) and SST (14 portfolios).
3
Mr. Brown was appointed as an Interested Trustee to the Trust’s Board effective January 1, 2026.
As of December 31, 2025, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, a Subadviser or the Distributor, or any person (other than a registered investment company), directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of Venerable or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2026.
Name of Trustee	Aggregate Compensation from the Portfolios in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Bruce G. Willison	$242,925	—	$321,917
Charles H. Self III	185,153	—	244,000
Christianne F. Kerns	193,946	—	255,633
Jane Jelenko	198,747	—	262,333
Martha B. Willis	185,153	—	244,000
Tracey C. Doi	193,649	—	255,458

1
As of January 31, 2026, the Fund Complex included the Trust (59 portfolios) and SST (14 portfolios).
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at One World Trade Center, 285 Fulton Street, Suite J, 49th Floor, New York, NY 10007, is a wholly-owned subsidiary of Venerable.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and
59

expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Advisory Fees
As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA AB Growth Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% over $150 million
SA AB Small & Mid Cap Value Portfolio[1]	0.95% to $250 million
0.90% over $250 million
SA BlackRock Advantage International Portfolio[2]	0.85% to $250 million
0.80% next $250 million
0.75% over $500 million
SA BlackRock Multi-Factor 70/30 Portfolio[3]	0.65% to $250 million
0.60% over $250 million
SA Emerging Markets Equity Index Portfolio	0.45% to $2 billion
0.40% over $2 billion
SA Federated Hermes Corporate Bond Portfolio	0.70% to $50 million
0.60% next $100 million
0.55% next $100 million
0.50% over $250 million
SA Fidelity Institutional AM® Global Equities Portfolio[4]	0.90% to $50 million
0.80% next $100 million
0.70% next $150 million
0.65% over $300 million
SA Fidelity Institutional AM® International Growth Portfolio	0.78% to $100 million
0.76% next $100 million
0.75% over $200 million
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Portfolio	Fee Rate (as a % of average daily net asset value)
SA Fidelity Institutional AM® Real Estate Portfolio	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Fixed Income Index Portfolio[5]	0.30% to $2 billion
0.25% over $2 billion
SA Fixed Income Intermediate Index Portfolio[6]	0.30% to $2 billion
0.25% over $2 billion
SA Franklin BW U.S. Large Cap Value Portfolio[7]	0.80% to $100 million
0.75% next $400 million
0.70% over $500 million
SA Franklin Small Company Value Portfolio[8]	1.00% to $200 million
0.92% next $300 million
0.90% over $500 million
SA Franklin Systematic U.S. Large Cap Core Portfolio	0.50% to $100 million
0.48% next $150 million
0.46% next $250 million
0.44% next $250 million
0.43% over $750 million
SA Franklin Systematic U.S. Large Cap Value Portfolio	0.60%
SA Franklin Tactical Opportunities Portfolio	0.700% to $500 million
0.675% next $500 million
0.650% next $1 billion
0.625% over $2 billion
SA Global Index Allocation 60/40 Portfolio	0.10%
SA Global Index Allocation 75/25 Portfolio	0.10%
SA Global Index Allocation 90/10 Portfolio	0.10%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.70% to $500 million
0.675% next $500 million
0.665% over $1 billion
SA Index Allocation 60/40 Portfolio	0.10%
SA Index Allocation 80/20 Portfolio	0.10%
SA Index Allocation 90/10 Portfolio	0.10%
SA International Index Portfolio	0.40% to $2 billion
0.35% over $2 billion
SA Invesco Growth Opportunities Portfolio	0.75% to $250 million
0.70% next $250 million
0.65% over $500 million
SA Janus Focused Growth Portfolio[9]	0.85%
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Portfolio	Fee Rate (as a % of average daily net asset value)
SA JPMorgan Diversified Balanced Portfolio[10]	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Emerging Markets Portfolio[11]	1.15% to $100 million
1.10% next $100 million
1.05% over $200 million
SA JPMorgan Equity-Income Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $150 million
0.55% next $200 million
0.50% over $500 million
SA JPMorgan Large Cap Core Portfolio[12]	0.80% to $50 million
0.75% next $200 million
0.70% over $250 million
SA JPMorgan MFS Core Bond Portfolio[13]	0.60%
SA JPMorgan Mid-Cap Growth Portfolio[14]	0.80% to $100 million
0.75% over $100 million
SA JPMorgan Ultra-Short Bond Portfolio	0.475% to $100 million
0.450% next $400 million
0.425% next $500 million
0.400% over $1 billion
SA Large Cap Growth Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA Large Cap Index Portfolio[15]	0.40% to $2 billion
0.32% next $1 billion
0.28% over $3 billion
SA Large Cap Value Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
SA MFS Large Cap Growth Portfolio	0.70% to $250 million
0.65% next $250 million
0.60% over $500 million
SA MFS Massachusetts Investors Trust Portfolio[16]	0.70% to $600 million
0.65% next $900 million
0.60% over $1.5 billion
SA MFS Total Return Portfolio	0.70% to $50 million
0.65% next $450 million
0.625% next $250 million
0.595% next $250 million
0.575% over $1 billion
SA Mid Cap Index Portfolio	0.30% to $2 billion
0.25% over $2 billion
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Portfolio	Fee Rate (as a % of average daily net asset value)
SA PIMCO Global Bond Opportunities Portfolio[17]	0.75% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA PIMCO RAE International Value Portfolio[18]	1.025% to $50 million
0.865% next $150 million
0.775% next $300 million
0.75% over $500 million
SA PineBridge High-Yield Bond Portfolio	0.70% to $50 million
0.65% next $100 million
0.60% next $100 million
0.55% over $250 million
SA Putnam International Value Portfolio[19]	1.00% to $150 million
0.90% next $150 million
0.80% over $300 million
SA Schroders VCP Global Allocation Portfolio	0.85% to $250 million
0.83% next $250 million
0.79% next $1 billion
0.77% thereafter
SA Small Cap Index Portfolio[20]	0.35% to $2 billion
0.30% over $2 billion
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	0.70% to $400 million
0.685% next $500 million
0.660% next $1 billion
0.635% thereafter
SA T. Rowe Price VCP Balanced Portfolio	0.85% to $200 million
0.82% reset at $200 million
0.82% next $300 million
0.80% reset at $500 million
0.80% next $500 million
0.77% reset at $1 billion
0.75% next $1 billion
0.75% reset at $2 billion
0.75% over $2 billion
SA VCP Dynamic Allocation Portfolio[21]	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Dynamic Strategy Portfolio[22]	0.25% to $1.5 billion
0.22% next $1.5 billion
0.20% over $3 billion
SA VCP Index Allocation Portfolio	0.20% to $500 million
0.175% over $500 million

1
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA AB Small & Mid Cap Value Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.88% of average daily net assets on the first $250 million and 0.83% of average daily net assets over $250 million.
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2
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA BlackRock Advantage International Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.79% of average daily net assets on the first $250 million, 0.74% of average daily net assets on the next $250 million and 0.69% of average daily net assets over $500 million.
3
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee through April 30, 2027 with respect to the SA BlackRock-Multi Factor 70/30 Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.40% of average daily net assets on the first $250 million and 0.35% thereafter. SunAmerica has also contractually agreed to waive a portion of its management fee with respect to the Portfolio in an amount equal to the Portfolio’s expenses related to investments in ETFs managed or advised by BlackRock or its affiliates, and this waiver will continue so long as the Portfolio invests in such ETFs.
4
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Fidelity Institutional AM® Global Equities Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.87% of average daily net assets on the first $50 million, 0.77% of average daily net assets on the next $100 million, 0.67% of average daily net assets on the next $150 million, and 0.62% of average daily net assets over $300 million.
5
SunAmerica has contractually agreed to waive a portion of its management fee with respect to the SA Fixed Income Index Portfolio in an amount equal to the Portfolio’s expenses related to investments in ETFs managed or advised by BlackRock or its affiliates, and this waiver will continue so long as the Portfolio invests in such ETFs.
6
SunAmerica has contractually agreed to waive a portion of its management fee with respect to the SA Fixed Income Intermediate Index Portfolio in an amount equal to the Portfolio’s expenses related to investments in ETFs managed or advised by BlackRock or its affiliates, and this waiver will continue so long as the Portfolio invests in such ETFs.
7
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Franklin BW U.S. Large Cap Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.67% of average daily net assets.
8
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Franklin Small Company Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is equal to 0.95% on the first $200 million, 0.87% on the next $300 million and 0.85% thereafter. Additionally, SunAmerica has voluntarily agreed to waive the advisory fee so that the advisory fee payable by the Portfolio after taking into account the contractual advisory fee waiver is equal to 0.90% on the first $200 million, 0.82% on the next $300 million, and 0.80% thereafter. This voluntary Advisory Fee Waiver Agreement may be modified or discontinued at any time by SunAmerica upon notice to the Trust.
9
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Janus Focused Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.75% of average daily net assets.
10
Pursuant to a Subadvisory Fee Waiver Agreement between SunAmerica and JPMorgan, JPMorgan has voluntarily agreed to waive its subadvisory fee under the Subadvisory Agreement between SunAmerica and JPMorgan in an amount equal to the Fund Management Fees, as described in the prospectus of an underlying mutual fund managed by JPMorgan (each, a “JPMorgan Fund”), it receives from any JPMorgan Fund in connection with any investment by JPMorgan on behalf of the Portfolio in a JPMorgan Fund (the “JPMorgan Fee Waiver”). Pursuant to an Advisory Fee Waiver Agreement, the Adviser has contractually agreed to waive its advisory fee in an amount equal to the JPMorgan Fee Waiver in order to pass the benefit of such waiver onto the Portfolio in connection with the Portfolio’s investments in JPMorgan Funds. This advisory fee waiver terminates automatically upon the termination of the JPMorgan Fee Waiver or the Advisory Agreement.
11
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA JPMorgan Emerging Markets Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.95% of average daily net assets.
12
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA JPMorgan Large Cap Core Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.73% of average daily net assets on the first $50 million, 0.68% of average daily net assets on the next $200 million and 0.63% of average daily net assets over $250 million.
13
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA JPMorgan MFS Core Bond Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement is 0.50% of average daily net assets.
14
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA JPMorgan Mid-Cap Growth Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.77% of average daily net assets on the first $100 million, 0.72% of the average daily net assets on the next $400 million, and 0.70% of the average daily net assets over $500 million.
15
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Large Cap Index Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.26% of average daily net assets on the first $2 billion, 0.18% of average daily net assets on the next $1 billion and 0.14% of average daily net assets over $3 billion.
16
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA MFS Massachusetts Investors Trust Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.66% of average daily net assets on the first $600 million, 0.61% of average daily net assets on the next $900 million and 0.56% of average daily net assets over $1.5 billion.
17
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA PIMCO Global Bond Opportunities Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.73% of average daily net assets on the first $50 million, 0.63% of average daily net assets on the next $100 million, 0.58% of average daily net assets on the next $100 million and 0.53% of average daily net assets over $250 million.
18
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with
64

respect to the SA PIMCO RAE International Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.765% of average daily net assets on the first $250 million and 0.740% of average daily net assets thereafter.
19
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Putnam International Value Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.90% of average daily net assets on the first $150 million, 0.80% of average daily net assets on the next $150 million and 0.70% of average daily net assets over $300 million.
20
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA Small Cap Index Portfolio so that the advisory fee payable by the Portfolio to SunAmerica under the Advisory Agreement equals 0.31% of average daily net assets on the first $2 billion and 0.26% of the average daily net assets over $2 billion.
21
Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee through April 30, 2027 with respect to the SA VCP Dynamic Allocation Portfolio so that the advisory fee payable by the Portfolio to SunAmerica is equal to 0.25% on the first $1.5 billion, 0.22% on the next $1.5 billion, 0.20% on the next $5 billion and 0.19% above $8 billion of average daily net assets. Additionally, SunAmerica has voluntarily agreed until further notice to waive its advisory fee for the SA VCP Dynamic Allocation Portfolio in an amount equal to a subadvisory fee waiver SunAmerica receives from AllianceBernstein. This voluntary Advisory Fee Waiver Agreement may be terminated at any time by SunAmerica and terminates automatically upon the termination of the subadvisory fee waiver.
22
SunAmerica has voluntarily agreed until further notice to waive its advisory fee for the SA VCP Dynamic Strategy Portfolio in an amount equal to a subadvisory fee waiver SunAmerica receives from AllianceBernstein. This voluntary Advisory Fee Waiver Agreement may be terminated at any time by SunAmerica and terminates automatically upon the termination of the subadvisory fee waiver.
65

The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years:
Portfolio	2026	2025	2024
SA AB Growth	$10,891,862	$11,094,935	$10,026,460
SA AB Small & Mid Cap Value	4,352,269	4,687,686	4,559,558
SA BlackRock Advantage International	2,844,324	2,853,924	2,898,826
SA BlackRock Multi-Factor 70/30	757,818	677,695	571,541
SA Emerging Markets Equity Index	466,822	424,219	408,594
SA Federated Hermes Corporate Bond	7,794,960	7,479,085	6,879,669
SA Fidelity Institutional AM® Global Equities	2,501,729	2,485,143	2,318,757
SA Fidelity Institutional AM® International Growth	1,932,064	2,028,330	1,908,952
SA Fidelity Institutional AM® Real Estate	1,898,066	2,009,912	1,959,200
SA Fixed Income Index	1,635,953	1,605,034	1,601,921
SA Fixed Income Intermediate Index	1,468,024	1,446,795	1,541,845
SA Franklin BW U.S. Large Cap Value	8,762,659	8,937,948	8,790,265
SA Franklin Small Company Value	2,734,248	2,879,672	2,805,337
SA Franklin Systematic U.S. Large Cap Core	1,429,446	904,345	670,853
SA Franklin Systematic U.S. Large Cap Value	3,356,769	2,586,400	2,138,398
SA Franklin Tactical Opportunities	735,196	699,922	604,841
SA Global Index Allocation 60/40	105,920	100,490	87,675
SA Global Index Allocation 75/25	107,209	103,160	88,700
SA Global Index Allocation 90/10	400,673	377,286	325,914
SA Goldman Sachs Multi-Asset Insights	356,868	339,477	284,918
SA Index Allocation 60/40	274,742	269,575	243,086
SA Index Allocation 80/20	527,060	523,630	461,167
SA Index Allocation 90/10	1,489,197	1,439,065	1,247,382
SA International Index	3,862,461	3,102,065	2,883,551
SA Invesco Growth Opportunities	2,064,440	2,200,956	1,819,732
SA Janus Focused Growth	4,151,281	3,821,900	3,544,917
SA JPMorgan Diversified Balanced	2,601,133	2,695,560	2,600,020
SA JPMorgan Emerging Markets	2,224,693	2,147,830	2,077,875
SA JPMorgan Equity-Income	4,641,976	5,262,741	5,428,565
SA JPMorgan Large Cap Core	4,072,910	3,633,436	3,005,753
SA JPMorgan MFS Core Bond	10,787,095	10,495,861	9,987,022
SA JPMorgan Mid-Cap Growth	5,151,872	5,112,811	4,614,783
SA JPMorgan Ultra-Short Bond	1,566,264	1,588,995	1,705,118
SA Large Cap Growth Index	2,088,882	1,760,458	1,202,978
SA Large Cap Index	12,076,854	12,069,759	10,941,587
SA Large Cap Value Index	1,926,378	1,626,012	1,197,348
SA MFS Large Cap Growth	5,080,860	4,411,775	4,209,222
SA MFS Massachusetts Investors Trust	4,423,311	5,732,429	6,010,626
SA MFS Total Return	3,153,854	3,248,436	3,172,582
SA Mid Cap Index	1,478,400	1,456,939	1,270,731
SA PIMCO Global Bond Opportunities	1,785,057	1,859,866	1,898,742
SA PIMCO RAE International Value	3,657,013	3,749,842	4,086,215
SA PineBridge High-Yield Bond	1,643,688	1,639,121	1,569,008
SA Putnam International Value	3,025,780	3,033,590	3,119,441
SA Schroders VCP Global Allocation	3,524,432	3,867,052	3,864,843
SA Small Cap Index	1,072,718	1,112,005	994,863
SA T. Rowe Price Allocation Moderately Aggressive	5,370,673	5,190,898	4,531,317
SA T. Rowe Price VCP Balanced	10,594,366	11,262,799	10,872,303
66

Portfolio	2026	2025	2024
SA VCP Dynamic Allocation	$18,628,600	$17,783,711	$17,743,516
SA VCP Dynamic Strategy	10,802,681	11,767,941	11,824,887
SA VCP Index Allocation	1,093,240	1,078,905	973,809
For each of the last three fiscal years, SunAmerica waived advisory fees with respect to certain Portfolios pursuant to an Advisory Fee Waiver Agreement in the amounts set forth below.
Portfolio	2026	2025	2024
SA AB Small & Mid Cap Value	$328,788	$279,203	$246,364
SA BlackRock Advantage International	169,958	170,558	173,364
SA BlackRock Multi-Factor 70/30	484,504	441,468	382,912
SA Fidelity Institutional AM® Global Equities	53,594	—	—
SA Fixed Income Index	43,319	—	—
SA Fixed Income Intermediate Index	48,534	—	—
SA Franklin BW U.S. Large Cap Value	662,685	670,198	663,868
SA Franklin Small Company Value	279,810	295,617	287,537
SA Janus Focused Growth	488,386	449,635	417,049
SA JPMorgan Diversified Balanced	96,682	111,920	33,703
SA JPMorgan Emerging Markets	255,226	240,664	234,352
SA JPMorgan Large Cap Core	392,291	348,343	250,988
SA JPMorgan MFS Core Bond	1,797,850	1,749,310	1,664,504
SA JPMorgan Mid-Cap Growth	224,726	45,008	31,728
SA Large Cap Index	4,640,679	4,634,879	4,089,792
SA MFS Massachusetts Investors Trust	253,799	334,303	351,423
SA PIMCO Global Bond Opportunities	55,820	44,561	—
SA PIMCO RAE International Value	350,914	355,106	368,466
SA Putnam International Value	322,183	197,911	166,840
SA Small Cap Index	122,596	127,087	29,343
SA VCP Dynamic Allocation	694,483	564,003	314,476
SA VCP Dynamic Strategy	248,972	290,244	182,649
The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolios after paying all subadvisory fees to Subadvisers for the past three fiscal years:*
	2026		2025		2024
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA AB Growth	0.38%	$6,869,573	0.38%	$7,004,958	0.38%	$6,292,638
SA AB Small & Mid Cap Value	0.53%	2,473,514	0.51%	2,566,962	0.50%	2,463,643
SA BlackRock Advantage International	0.44%	1,500,700	0.44%	1,505,908	0.44%	1,530,604
SA BlackRock Multi-Factor 70/30	0.52%	601,090	0.52%	545,729	0.54%	470,842
SA Emerging Markets Equity Index	0.41%	425,989	0.45%	424,219	0.45%	408,594
SA Federated Hermes Corporate Bond	0.36%	5,418,972	0.36%	5,197,859	0.36%	4,778,268
SA Fidelity Institutional AM® Global Equities	0.60%	2,001,523	0.38%	1,235,450	0.38%	1,158,025
SA Fidelity Institutional AM® International Growth	0.40%	1,009,102	0.40%	1,060,443	0.40%	996,774
SA Fidelity Institutional AM® Real Estate	0.40%	985,635	0.40%	1,045,286	0.40%	1,018,240
67

	2026		2025		2024
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Fixed Income Index	0.29%	$1,564,652	0.30%	$1,605,034	0.30%	$1,601,921
SA Fixed Income Intermediate Index	0.29%	1,413,181	0.30%	1,446,795	0.30%	1,541,845
SA Franklin BW U.S. Large Cap Value	0.50%	5,994,756	0.50%	6,119,963	0.50%	6,014,475
SA Franklin Small Company Value	0.48%	1,354,915	0.55%	1,627,348	0.44%	1,255,190
SA Franklin Systematic U.S. Large Cap Core	0.35%	1,034,559	0.35%	644,835	0.35%	474,580
SA Franklin Systematic U.S. Large Cap Value	0.48%	2,683,361	0.47%	2,042,731	0.47%	1,676,358
SA Franklin Tactical Opportunities	0.35%	367,598	0.35%	349,961	0.35%	302,420
SA Global Index Allocation 60/40	0.10%	105,920	0.10%	100,490	0.10%	87,675
SA Global Index Allocation 75/25	0.10%	107,209	0.10%	103,160	0.10%	88,700
SA Global Index Allocation 90/10	0.10%	400,673	0.10%	377,286	0.10%	325,914
SA Goldman Sachs Multi-Asset Insights	0.35%	178,434	0.35%	169,738	0.35%	142,459
SA Index Allocation 60/40	0.10%	274,742	0.10%	269,575	0.10%	243,086
SA Index Allocation 80/20	0.10%	527,060	0.10%	523,630	0.10%	461,167
SA Index Allocation 90/10	0.10%	1,489,197	0.10%	1,439,065	0.10%	1,247,382
SA International Index	0.38%	3,711,404	0.40%	3,102,065	0.40%	2,883,551
SA Invesco Growth Opportunities	0.24%	678,740	0.24%	718,130	0.25%	605,236
SA Janus Focused Growth	0.52%	2,561,123	0.52%	2,347,994	0.52%	2,168,770
SA JPMorgan Diversified Balanced	0.35%	1,504,118	0.35%	1,570,862	0.34%	1,440,532
SA JPMorgan Emerging Markets	0.52%	1,037,508	0.53%	1,003,531	0.53%	971,762
SA JPMorgan Equity-Income	0.35%	2,899,383	0.35%	3,333,919	0.35%	3,449,996
SA JPMorgan Large Cap Core	0.53%	2,964,404	0.53%	2,641,991	0.50%	2,040,068
SA JPMorgan MFS Core Bond	0.48%	8,568,700	0.48%	8,333,353	0.49%	8,091,559
SA JPMorgan Mid-Cap Growth	0.40%	2,733,059	0.37%	2,482,661	0.37%	2,223,687
SA JPMorgan Ultra-Short Bond	0.37%	1,258,011	0.36%	1,267,641	0.36%	1,331,759
SA Large Cap Growth Index	0.29%	2,044,927	0.30%	1,760,458	0.30%	1,202,978
SA Large Cap Index	0.36%	11,922,589	0.36%	12,069,759	0.37%	10,941,587
SA Large Cap Value Index	0.29%	1,886,500	0.30%	1,626,012	0.30%	1,197,348
SA MFS Large Cap Growth	0.46%	3,579,395	0.46%	3,077,581	0.46%	2,925,666
SA MFS Massachusetts Investors Trust	0.44%	2,793,124	0.43%	3,601,973	0.43%	3,783,871
SA MFS Total Return	0.28%	1,348,746	0.28%	1,388,895	0.28%	1,356,693
SA Mid Cap Index	0.29%	1,429,114	0.30%	1,456,939	0.30%	1,270,731
SA PIMCO Global Bond Opportunities	0.39%	1,094,579	0.38%	1,111,177	0.35%	1,049,199
SA PIMCO RAE International Value	0.55%	2,389,121	0.54%	2,449,011	0.54%	2,665,346
SA PineBridge High-Yield Bond	0.32%	823,935	0.32%	821,339	0.32%	784,619
SA Putnam International Value	0.45%	1,449,824	0.41%	1,329,646	0.40%	1,334,721
SA Schroders VCP Global Allocation	0.47%	1,967,449	0.47%	2,161,463	0.47%	2,160,212
SA Small Cap Index	0.34%	1,036,936	0.35%	1,112,005	0.35%	994,863
SA T. Rowe Price Allocation Moderately Aggressive	0.38%	2,967,303	0.38%	2,868,886	0.38%	2,507,802
SA T. Rowe Price VCP Balanced	0.47%	6,533,098	0.47%	6,956,439	0.47%	6,709,125
SA VCP Dynamic Allocation	0.18%	15,675,562	0.18%	14,926,160	0.18%	14,644,894
68

	2026		2025		2024
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA VCP Dynamic Strategy	0.19%	$9,074,484	0.18%	$9,890,222	0.18%	$9,828,530
SA VCP Index Allocation	0.20%	1,093,240	0.20%	1,078,905	0.19%	908,628

* The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.
Pursuant to an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2027, to waive its fees and/or reimburse expenses for certain Portfolios to the extent that their Total Annual Portfolio Operating Expenses exceed the following amounts:
Portfolio	Class 1	Class 2	Class 3
SA BlackRock Multi-Factor 70/30 Portfolio	0.51%		0.76%
SA Emerging Markets Equity Index Portfolio	0.58%		0.83%
SA Fidelity Institutional AM® International Growth Portfolio	0.88%		1.13%
SA Fixed Income Index Portfolio	0.34%		0.59%
SA Fixed Income Intermediate Index Portfolio	0.34%		0.59%
SA Franklin Systematic U.S. Large Cap Core Portfolio	0.70%		0.95%
SA Franklin Tactical Opportunities Portfolio	0.81%		1.06%
SA Global Index Allocation 60/40 Portfolio	0.18%*		0.43%
SA Global Index Allocation 75/25 Portfolio	0.18%		0.43%
SA Global Index Allocation 90/10 Portfolio	0.18%		0.43%
SA Goldman Sachs Multi-Asset Insights Portfolio	0.81%		1.06%
SA Index Allocation 60/40 Portfolio	0.18%		0.43%
SA Index Allocation 80/20 Portfolio	0.18%		0.43%
SA Index Allocation 90/10 Portfolio	0.18%		0.43%
SA International Index Portfolio	0.52%		0.77%
SA JPMorgan Diversified Balanced Portfolio	0.83%	0.98%	1.08%
SA JPMorgan Mid-Cap Growth Portfolio	0.79%	0.94%	1.04%
SA Large Cap Growth Index Portfolio	0.35%		0.60%
SA Large Cap Value Index Portfolio	0.35%		0.60%
SA Mid Cap Index Portfolio	0.40%		0.65%
SA Schroders VCP Global Allocation Portfolio	0.90%		1.15%
SA Small Cap Index Portfolio	0.41%		0.66%
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	0.81%		1.06%
SA T. Rowe Price VCP Balanced Portfolio	0.90%		1.15%
SA VCP Index Allocation Portfolio	0.28%		0.53%
* Effective April 30, 2026, Class 1 Shares of the Portfolio were terminated.
For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027 only with the approval of the Board of the Trust, including a majority of the Independent Trustees. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time.
69

For the last three fiscal years ended January 31, SunAmerica voluntarily or contractually waived fees and/or reimbursed expenses (excluding advisory fee waivers), as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2026	2025	2024
SA BlackRock Multi-Factor 70/30	$19,995	$13,453	$39,375
SA Emerging Markets Equity Index	279,454	235,588	223,582
SA Fidelity Institutional AM® International Growth	41,111	13,092	—
SA Fixed Income Index	263,969	95,927	122,193
SA Fixed Income Intermediate Index	248,100	107,628	110,310
SA Franklin Tactical Opportunities	170,539	173,217	172,192
SA Global Index Allocation 60/40	28,331	10,775	19,768
SA Global Index Allocation 75/25	22,008	9,541	19,178
SA Goldman Sachs Multi-Asset Insights	159,245	166,321	190,663
SA JPMorgan Mid-Cap Growth	—	2,048	12,606
SA Large Cap Growth Index	30,912	50,689	71,175
SA Large Cap Value Index	45,241	61,866	72,606
SA Schroders VCP Global Allocation	134,115	60,173	100,263
SA Small Cap Index	7,332	7,775	46,735
Certain Portfolios had recoupments for the fiscal years ended January 31 for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2026	2025	2024
SA BlackRock Multi-Factor 70/30	—	$174	$1,009
SA Fidelity Institutional AM® International Growth	$86	4,756	—
SA Fixed Income Index	2,710	1,028	—
SA Fixed Income Intermediate Index	3,799	2,780	—
SA Franklin Tactical Opportunities	—	22,715	—
SA Global Index Allocation 60/40	—	2,461	1,222
SA Global Index Allocation 75/25	—	3,390	1,872
SA Goldman Sachs Multi-Asset Insights	—	25,302	—
SA JPMorgan Mid-Cap Growth	—	4,856	7,750
SA Large Cap Growth Index	3,160	11,669	—
SA Large Cap Value Index	431	10,025	—
SA Schroders VCP Global Allocation	—	—	597
SA Small Cap Index	14,013	10,169	9,472
The amounts subject to recoupment are as follows:
Portfolio	2026	2025	2024
SA BlackRock Multi-Factor 70/30	$33,447	$52,827	$97,346
SA Emerging Markets Equity Index	515,046	459,174	482,026
SA Fidelity Institutional AM® International Growth	49,360	8,335	—
SA Fixed Income Index	359,896	218,119	209,269
SA Fixed Income Intermediate Index	355,726	217,936	221,374
SA Franklin Tactical Opportunities	343,755	345,407	272,528
SA Global Index Allocation 60/40	39,104	30,543	33,831
SA Global Index Allocation 75/25	31,550	28,720	34,321
SA Goldman Sachs Multi-Asset Insights	325,564	356,982	300,766
SA JPMorgan Mid-Cap Growth	2,048	2,048	4,856
SA Large Cap Growth Index	81,601	118,269	118,794
70

Portfolio	2026	2025	2024
SA Large Cap Value Index	$107,106	$134,174	$123,571
SA Schroders VCP Global Allocation	194,288	160,436	161,017
SA Small Cap Index	11,828	34,869	37,263
SUBADVISORY AGREEMENTS
AllianceBernstein, BlackRock, Brandywine, Federated, FIAM, Franklin Advisers, Franklin, GSAM, Invesco, Janus, JP Morgan, MFS, PIMCO, PineBridge, Putnam, Schroders and T. Rowe Price act as Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers’ fees.
AllianceBernstein is an indirect majority-owned subsidiary of Equitable Holdings, Inc. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. BlackRock is a wholly-owned subsidiary of BlackRock Inc. Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. Federated is a wholly-owned subsidiary of Federated Hermes, Inc. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not the SA Federated Hermes Corporate Bond Portfolio. FIAM is an indirectly-held subsidiary of FMR LLC. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. GSAM is a Delaware limited partnership. GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is the general partner and GSAM Holdings II LLC, a wholly-owned subsidiary of GSAM Holdings LLC, is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation. Advisory services are provided by Goldman Sachs Asset Management, L.P. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company. Janus is an indirect wholly-owned subsidiary of Janus Henderson Group plc. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC with a minority interest held by Allianz Asset Management U.S. Holding II LLC, both of which are subsidiaries of Allianz SE, a publicly traded global financial services company. PineBridge is a Delaware limited liability company. PineBridge is a wholly owned indirect subsidiary of MetLife, Inc and is part of MetLife Investment Management, the institutional asset management business of MetLife. Putnam is a Delaware limited liability company and is a subsidiary of Franklin Resources, Inc. Schroders is a wholly-owned subsidiary of Schroders US Holdings Inc. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton is a wholly-owned subsidiary of Franklin Templeton.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the respective Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreements, the Subadvisers are not liable to their respective Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
SunAmerica may terminate any Subadvisory Agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid
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to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
The following table shows the Subadvisers to each Portfolio:
Subadviser	Portfolio

AllianceBernstein	SA AB Growth Portfolio
SA AB Small & Mid Cap Value Portfolio
SA VCP Dynamic Allocation Portfolio
SA VCP Dynamic Strategy Portfolio

BlackRock	SA BlackRock Advantage International Portfolio
SA BlackRock Multi-Factor 70/30 Portfolio
SA Emerging Markets Equity Index Portfolio
SA Fixed Income Index Portfolio
SA Fixed Income Intermediate Index Portfolio
SA International Index Portfolio
SA Large Cap Growth Index Portfolio
SA Large Cap Index Portfolio
SA Large Cap Value Index Portfolio
SA Mid Cap Index Portfolio
SA Small Cap Index Portfolio

Brandywine	SA Franklin BW U.S. Large Cap Value Portfolio

Federated	SA Federated Hermes Corporate Bond Portfolio

FIAM	SA Fidelity Institutional AM® Global Equities Portfolio
SA Fidelity Institutional AM® International Growth Portfolio
SA Fidelity Institutional AM® Real Estate Portfolio

Franklin	SA Franklin Small Company Value Portfolio

Franklin Advisers	SA Franklin Systematic U.S. Large Cap Core Portfolio
SA Franklin Systematic U.S. Large Cap Value Portfolio
SA Franklin Tactical Opportunities Portfolio

GSAM	SA Goldman Sachs Multi-Asset Insights Portfolio

Invesco	SA Invesco Growth Opportunities Portfolio

Janus	SA Janus Focused Growth Portfolio

JP Morgan	SA JPMorgan Diversified Balanced Portfolio
SA JPMorgan Emerging Markets Portfolio
SA JPMorgan Equity-Income Portfolio
SA JPMorgan Global Equities Portfolio
SA JPMorgan Large Cap Core Portfolio
SA JPMorgan MFS Core Bond Portfolio
SA JPMorgan Mid-Cap Growth Portfolio
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Subadviser	Portfolio
SA JPMorgan Ultra-Short Bond Portfolio

MFS	SA JPMorgan MFS Core Bond Portfolio
SA MFS Large Cap Growth Portfolio
SA MFS Massachusetts Investors Trust Portfolio
SA MFS Total Return Portfolio

PIMCO	SA PIMCO Global Bond Opportunities Portfolio
SA PIMCO RAE International Value Portfolio

PineBridge	SA PineBridge High-Yield Bond Portfolio

Putnam	SA Putnam International Value Portfolio

Schroders	SA Schroders VCP Global Allocation Portfolio

T. Rowe Price	SA T. Rowe Price Allocation Moderately Aggressive Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA VCP Index Allocation Portfolio
The following table sets forth the aggregate subadvisory fees paid to the Subadvisers of each Portfolio by SunAmerica for the past three fiscal years ended January 31:
	2026		2025		2024
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA AB Growth	0.22%	$4,022,289	0.22%	$4,089,977	0.23%	$3,733,822
SA AB Small & Mid Cap Value	0.40%	1,878,755	0.42%	2,120,724	0.43%	2,095,915
SA BlackRock Advantage International *	0.40%	1,343,624	0.40%	1,348,016	0.39%	1,368,222
SA BlackRock Multi-Factor 70/30	0.13%	156,728	0.13%	131,966	0.11%	100,699
SA Emerging Markets Equity Index (Since April 30, 2025)	0.04%	40,833	—	—	—	—
SA Fixed income Index (Since April 30, 2025)	0.01%	71,301	—	—	—	—
SA Fixed Income Intermediate Index (Since April 30, 2025)	0.01%	54,843	—	—	—	—
SA International Index (Since April 30, 2025)	0.02%	151,057	—	—	—	—
SA Large Cap Growth Index (Since April 30, 2025)	0.01%	43,955	—	—	—	—
SA Large Cap Index (Since April 30, 2025)	0.00%	154,265	—	—	—	—
SA Large Cap Value Index (Since April 30, 2025)	0.01%	39,878	—	—	—	—
SA Mid Cap Index (Since April 30, 2025)	0.01%	49,286	—	—	—	—
SA Small Cap Index (Since April 30, 2025)	0.01%	35,782	—	—	—	—
SA Federated Hermes Corporate Bond	0.16%	2,375,988	0.16%	2,281,226	0.16%	2,101,401
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	2026		2025		2024
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Fidelity Institutional AM® Global Equities (Since July 28, 2025)	0.15%	$500,206	0.38%	$1,249,693	0.38%	$1,160,732
SA Fidelity Institutional AM® International Growth	0.37%	922,962	0.37%	967,887	0.37%	912,178
SA Fidelity Institutional AM® Real Estate	0.37%	912,431	0.37%	964,626	0.37%	940,960
SA Franklin BW U.S. Large Cap Value	0.23%	2,767,903	0.23%	2,817,985	0.23%	2,775,790
SA Franklin Small Company Value	0.49%	1,379,333	0.42%	1,252,324	0.54%	1,550,147
SA Franklin Systematic U.S. Large Cap Core	0.13%	394,887	0.14%	259,510	0.14%	196,273
SA Franklin Systematic U.S. Large Cap Value	0.12%	673,408	0.13%	543,669	0.13%	462,040
SA Franklin Tactical Opportunities	0.35%	367,598	0.35%	349,961	0.35%	302,421
SA Goldman Sachs Multi-Asset Insights	0.35%	178,434	0.35%	169,739	0.35%	142,459
SA Invesco Growth Opportunities	0.50%	1,385,700	0.50%	1,482,826	0.50%	1,214,496
SA Janus Focused Growth	0.33%	1,590,158	0.33%	1,473,906	0.33%	1,376,147
SA JPMorgan Diversified Balanced	0.26%	1,097,015	0.25%	1,124,698	0.27%	1,159,488
SA JPMorgan Emerging Markets	0.60%	1,187,185	0.60%	1,144,299	0.60%	1,106,113
SA JPMorgan Equity-Income	0.21%	1,742,593	0.20%	1,928,822	0.20%	1,978,569
SA JPMorgan Global Equities (Through July 27, 2025)	0.18%	582,324	0.38%	1,249,693	0.38%	1,160,732
SA JPMorgan Large Cap Core	0.20%	1,108,506	0.20%	991,445	0.24%	965,685
SA JPMorgan MFS Core Bond	0.12%	2,218,395	0.12%	2,162,508	0.11%	1,895,463
SA JPMorgan Mid-Cap Growth	0.36%	2,418,813	0.39%	2,630,150	0.39%	2,391,096
SA JPMorgan Ultra-Short Bond	0.09%	308,253	0.09%	321,354	0.10%	373,359
SA MFS Large Cap Growth	0.19%	1,501,465	0.20%	1,334,194	0.20%	1,283,556
SA MFS Massachusetts Investors Trust	0.26%	1,630,187	0.25%	2,130,456	0.25%	2,226,755
SA MFS Total Return	0.37%	1,805,108	0.37%	1,859,541	0.37%	1,815,889
SA JPMorgan MFS Core Bond	0.07%	1,239,135	—	—	—	—
SA PIMCO Global Bond Opportunities	0.25%	690,478	0.26%	748,689	0.28%	849,543
SA PIMCO RAE International Value	0.29%	1,267,892	0.29%	1,300,831	0.29%	1,420,870
SA PineBridge High-Yield Bond	0.32%	819,753	0.32%	817,782	0.32%	784,389
SA Putnam International Value	0.49%	1,575,956	0.53%	1,703,944	0.53%	1,784,720
SA Schroders VCP Global Allocation	0.37%	1,556,983	0.37%	1,705,589	0.37%	1,704,631
SA T. Rowe Price Allocation Moderately Aggressive	0.31%	2,403,370	0.31%	2,322,012	0.31%	2,023,515
SA T. Rowe Price VCP Balanced	0.29%	4,061,268	0.29%	4,306,360	0.29%	4,163,178
SA VCP Dynamic Allocation	0.03%	2,953,038	0.03%	2,857,551	0.04%	3,098,622
SA VCP Dynamic Strategy	0.04%	1,728,197	0.04%	1,877,719	0.04%	1,996,357
SA VCP Index Allocation	0.01%	75,814	0.01%	79,219	0.01%	65,181
* Prior to May 1, 2026, Morgan Stanley Investment Management Inc. served as the subadviser to the Portfolio.
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PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts (other than the Portfolios) managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2026 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.
Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
SunAmerica	Sheridan, Andrew Singh, Manisha Wu, Robert	4 4 4	$1,656,672 $1,656,672 $1,656,672	— — —	— — —	— — —	— — —
Alliance- Bernstein	Fogarty, John H. Lisser, Joshua MacGregor, James Sklar, Ben Thapar, Vinay Turenchalk, Erik	8 34 10 34 8 8	$31,203 $44,507 $3,387 $44,507 $31,203 $3,366	26 10 47 10 26 42	$60,755 $1,972 $2,038 $1,972 $60,755 $1,392	3,262 70 52 63 3,262 52	$15,915 $36,073 $6,224 $34,005 $15,915 $6,224
BlackRock[1]
Franklin,
Kevin
Graves,
Jonathan
Hodges, Philip
Hsui, Jennifer
Mathieson,
Richard
Mauro, James
Radell, Scott
Ren, He
Rosenberg,
Jeff
Savi, Raffaele
Sietsema,
Peter
Tom, Marcus
Waldron,
Matthew
White, Steven
9 36 2 361 34 135 12 1 6 37 357 14 352 354
$17.14 billion

$142.2 billion

$13.60 billion
$3.34 trillion
$34.31 billion

$876.1 billion
$23.86 billion
$13.59 billion
$9.92 billion

$44.93 billion
$3.34 trillion

$82.76 billion
$3.33 trillion

$3.33 trillion
190(9) 68 27 123 305(5) 45 81 26 3 63(11) 220 11 10 136
$18.55 billion ($4.17 billion)

$32.24 billion

$12.87 billion
$119.4 billion
$38.68 billion ($2.60 billion)

$51.42 billion
$35.00 billion
$12.80 billion
$165.3

$49.39 billion ($21.68 billion)
$1.30 trillion

$51.29 billion
$5.34 billion

$114.5 billion
35(6) 9 14 0 46(9) 4 10 6 0 19(3) 138 5 9 0
$44.39 billion ($8.98 billion)

$3.08 billion

$6.92 billion
$0
$65.30 billion ($10.85 billion)

$3.32 billion
$10.42 billion
$2.03 billion
$0

$36.98 billion ($4.36 billion)
$910.8 billion

$1.80 billion
$9.01 billion

$0

Brandywine[1]	Kirby, Joseph J. Otto, Henry F. Tonkovich, Steven M.	6 8 8	$5,332 $6,196 $6,196	3 7 7	$70 $336 $336	1 37(2) 37(2)	$7 $2,641($1,662) $2,641($1,662)

1
Values in parentheses () represent accounts and assets that are subject to a performance-based advisory fee.
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Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
Federated	Ruffner, Brian S. Struckwish, Randal	4 5	$1,800 $6,400	— —	— —	3 2	$769.2 $580.3
FIAM	Simnegar, Sammy Wald, Samuel Hernandez, Cesar	10 12 5	$112,936 $6,619 $53,469	2 10 12	$994 $2,255 $6,626	3 4 4	$1,317 $326 $5,326
Franklin[1]	Kenney, Jacqueline Green, Laura	39 18	$28,613.29 $14,533.29	47 28	$16,846.57 $6,689.23	3 240(2)	$1,477.62 $4,906.54($83.79)
Franklin Advisers[1]	Risser, Brett Floyd, Chris Chettiappan, Sundaram Meeker, Christopher M. Karzon, Nicholas Raineri, Steven B.	7 17 12 4 4 5	$4,770.85 $13,122.63 $7,284.89 $5,556.30 $5,556.30 $5,774.52	9 19 14 2 2 2	$1,923.51 $4,585.49 $4,471.10 $576.32 $576.32 $576.32	4(1) 9(1) 8(1) 5 5 6	$1,470.19($608.65) $2,515.66($608.65) $2,510.30($608.65) $189.24 $189.24 $189.29
GSAM	Wilson- Elizondo, Alexandra Wu, Siwen	14 15	$20,794.0 $23,477.8	85 5	$60,850.5 $3,252.9	364 1	$436,386.5 $705.4
Invesco	Hartsfield, Juan Manley, Clay Sander, Justin	8 5 3	$5,836.2 $4,408.3 $4,253.6	2 0 0	$2,187.1 $0 $0	0 0 0	$0 $0 $0
Janus	Recht, Brian Schommer, Nick	5 5	$24,600.94 $29,127.21	5 6	$1,979.32 $1,986.71	20 23	$6,906.55 $6,994.71
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Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
JP Morgan[1]
Agranoff,
Felise
Brandon,
Andrew
Davis, Scott
Figuly,
Richard
Fitzpatrick,
Edward III
Geller, Jeffrey
Herbert, Gary
Lohninger,
Karl
McNerny,
James
Melchiorre,
Andy
Michael, Stein
Moriarty,
Morgan
Raina, Shilpee
Rucker, Justin
Silberman,
David
Weng, Joyce
Yu, Harold
		15 8 27 22 16 34 11 0 3 19 7 9 27 11 8 5 1	$55,410.19 $58,095.84 $43,804.76 $128,637.66 $84,815.89 $74,791.48 $20,663.15 $0 $41,596.98 $102,412.39 $26,805.00 $11,964.72 $43,804.76 $80,754.21 $58,095.84 $2,811.37 $1,435.57	8 9 4 8 11 44 18 0 2 10 4 4 4 11 9 5 5	$14,936.34 $11,843.60 $22,236.36 $32,400.24 $24,891.22 $71,535.95 $28,869.80 $0 $5,024.91 $29,561.97 $1,001.33 $1,615.07 $22,236.36 $26,473.83 $11,843.60 $602.45 $602.45	84(1) 14 48(3) 20(1) 14(2) 50 5(1) 72 34 19(1) 2 47(2) 47(3) 20(1) 294 5 6
$6,029.21($111.10)

$3,290.65

$25,437.87($498.51)
$9,703.78($2,588.88)

$5,603.09($429.86)

$30,944.08
$6,061.76($3,466.01)
$29,194.25

$12,894.83

$8,507.23($789.71)

$219.43
$15,213.01($3,794.87)

$25,332.75($498.51)
$19,146.65($2,588.88)
$4,973.17

$1,425.34
$1,539.79

MFS
Burgener,
Philipp S.
Gorham,
Steven R.
Krummell,
Matthew
W.[2]
Mackey,
Alexander M.
O’Neill
Mackey,
Alison
Marston,
Joshua P.
Munko,
Johnathan
Sage, Jonathan
W.
Stocks, John
E.
Jason, Jude
Bryant,
Nathan
Zhang, Jenney
		14 6 15 17 3 10 5 18 16 3 15 15	$25,143.4 $19,697.1 $10,683.8 $40,079.5 $7,580.3 $28,778.3 $12,034.8 $14,140.3 $11,453.5 $7,580.3 $10,683.8 $10,683.8	8 6 17 8 2 10 5 19 17 2 17 17	$2,504.9 $2,540.0 $4,297.4 $3,468.5 $947.2 $4,273.1 $2,507.3 $5,639.0 $4,297.4 $947.2 $4,297.4 $4,297.4	9 19 30 20 6 17 16 36 37 6 30 30	$1,774.1 $13,280.3 $10,485.5 $2,430.6 $1,470.5 $2,688.2 $12,276.4 $14,103.7 $10,580.4 $1,470.5 $10,485.5 $10,485.5

2
Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities of the SA MFS Large Cap Growth Portfolio.
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Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
PIMCO[1]	Arnott, Robert D. Balls, Andrew Gupta, Sachin Masturzo, Jim Pagani, Lorenzo	17 9 10 11 8	$24,932 $21,298 $22,366 $17,304 $20,679	9(2) 12 23(3) — 27(7)	$3,493($351) $26,847 $16,455($803) — $23,410($4,397)	7(1) 21(4) 26(3) — 28(6)	$4,985($346) $33,374($3,827) $27,312($557) — $16,505($1,985)
PineBridge[1]	Burton, Jeremy Yovanovic, John	4(1) 4(2)	$717.69($240.02) $1,550.85($456.86)	8 8	$4,172.08 $4,172.08	20(2) 20(2)	$7,419.22($1,140.37) $7,406.94($1,140.37)
Putnam[1]	Jaroch, Darren A. DeMore, Lauren	15(1) 15(1)	$62,841.75($1,137.47) $62,841.75($1,137.47)	14 14	$19,607.13 $19,607.13	15(4) 15(4)	$4,692.31($2,837.27) $4,692.31($2,837.27)
Schroders	Durell, Marcus Montrucchio, Ugo Timmermans, Mallory	17 1 17	$12,436 $589 $12,436	22 1 21	$4,742 $65 $4,674	52 17 52	$19,942 $8,383 $19,942
T. Rowe Price	McWilliams, Sean Noonan, Christina Panariello, Robert Shriver, Charles M. Thompson, Toby M.	4 2 0 11 7	$4,048,949,922 $6,028,096,337 $0 $27,788,677,766 $17,437,883,131	1 10 0 25 26	$4,780,376,166 $779,921,737 $0 $11,248,476,857 $10,835,500,416	1 0 1 3 51	$240,684 $0 $101,002 $202,224,125 $197,963,668
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•
Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
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Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
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Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers codes of ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, are described below.
AllianceBernstein. AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk- adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.
AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.
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BlackRock. The discussion below describes the portfolio managers’ compensation as of January 31, 2026.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation– Messrs. Sietsema, Waldron and White, and Ms. Hsui
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Sietsema, Waldron and White and Ms. Hsui are not measured against a specific benchmark.
Discretionary Incentive Compensation– Messrs. Mauro, Tom and Graves.
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmark
James Mauro Marcus Tom	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index)
Jonathan Graves	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation– Mr. Radell and Rosenberg
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
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Portfolio Manager	Benchmarks
Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Jeffrey Rosenberg	ICE BofA 3-Month U.S. Treasury Bill index; FTSE 3-Month U.S. Treasury Bill Index.
Discretionary Incentive Compensation– Messrs. Hodges and Ren
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:
Portfolio Manager	Benchmark
Philip Hodges
A combination of market-based indices (S&P500, MSCI All Country World Index, MSCI US Index, Bloomberg US Aggregate
Bond Index, ICE BofA 3-Month U.S. Treasury Bill Index) and certain customized indices.

He Ren	A combination of market-based indices (MSCI All Country World Index, MSCI US Index, Bloomberg US Aggregate Bond Index, ICE BofA 3-Month U.S. Treasury Bill Index) and certain customized indices.
Description of Compensation Structure:
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans— BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund
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that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Brandywine. Effective January 1, 2026, Brandywine Global teams transitioned to Franklin Templeton’s remuneration model. This model is designed to incentivize and reward long-term performance through a deferred compensation structure that includes exposure to Franklin Templeton stock and investments in funds managed by each team. Please note the following as it pertains to compensation principles, objectives, and performance based incentives:
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The key objectives of FT’s compensation practices are to attract, retain and motivate a top-quality workforce and our compensation program is designed on those principles.
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Key personnel and investment teams are compensated through base salary and performance-based incentives.
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Incentives for investment professionals, while discretionary, are market informed and investment performance driven (with performance measured relative to Peers and Benchmarks on a 1, 3 and 5-year basis), and also include qualitative contributions in the areas of stewardship like mentoring, career development and leadership.
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In accordance with our philosophy to align employee interests with those of the firm and fund shareholders, a portion of the annual incentive bonus for those that meet a minimum threshold is automatically deferred into a combination of notional fund units (75% of total non-cash portion) and restricted Franklin Resources stock units (25% of non-cash portion).
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All investment and non-investment management personnel of investment management groups, including portfolio managers, select one or more funds from a pre-designated list of funds from the employee’s fund management area for into notional fund units. Awards are paid in cash at the time of vesting, consistent with industry practice
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The deferred portion of an individual’s incentive bonus varies based on scope and impact of role and size of incentive. The deferred awards vest over three years in equal increments subject to continued active employment on the date of vesting, with an added goal of reinforcing retention through value of unvested compensation.
Federated. Portfolio Managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive position-specific salary range, based on the Portfolio Manager’s experience and performance. The annual incentive amount is determined based primarily on investment product performance (“IPP”) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. The total combined annual incentive opportunity is intended to be competitive in the market for this Portfolio Manager role.
Mr. Ruffner’s IPP is measured on a rolling one-, three- and five- calendar year pre-tax gross total return basis versus the SA Federated Hermes Corporate Bond Portfolio’s representative performance index (i.e. 75% Bloomberg U.S. Credit Index/25% Bloomberg U.S. High Yield 2% Issuer Cap Index) and versus a designated peer group of comparable accounts. Mr. Stuckwish manages only the high yield portion of SA Federated Hermes Corporate Bond Portfolio. Mr. Stuckwish IPP is measured on a rolling one-, three- and five- calendar year pre-tax gross return basis versus the high yield portion of the SA Federated Hermes Corporate Bond Portfolio’s representative performance index (i.e. Bloomberg U.S. High Yield 2% Issuer Cap Index) and versus a designated high yield peer group of comparable accounts. Performance periods are adjusted if a Portfolio Manager has been managing an account for less than five years; accounts with less than one year of performance history under a Portfolio Manager may be excluded. Portfolio Managers may also serve as a portfolio manager for other accounts in addition to the SA Federated Hermes Corporate Bond Portfolio.
Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the SA Federated Hermes Corporate Bond Portfolio or other accounts for which the Portfolio Managers are responsible when their compensation is calculated may be equal or can vary. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the Portfolio Manager currently is categorized into one or more IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the Portfolio Manager and included in the IPP group or groups. At the account level, the weighting assigned to the SA Federated Hermes Corporate Bond Portfolio may be lesser than or equal to the weighting assigned to other accounts, or may be greater than or equal to certain other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Stuckwish’s IPP score is based on the performance of the accounts for which
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he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors relevant (and may be adjusted periodically).
In addition, Mr. Stuckwish was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Conflicts of Interest.
As a general matter, certain conflicts of interest may arise in connection with a Portfolio Manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, “accounts”) for which the Portfolio Manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the SA Federated Hermes Corporate Bond Portfolio (the “Portfolio”). Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific Portfolio Manager compensation arrangements (including, for example, the allocation or weighting of the Portfolio or other account or activities for which the Portfolio Manager is responsible in calculating the Portfolio Manager’s compensation), and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the Portfolio Manager’s compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
FIAM. Cesar Hernandez is the Portfolio Manager of the SA Fidelity Institutional AM® Global Equities Portfolio and receives compensation for his services. Samuel Wald is the Portfolio Manager of the Real Estate Portfolio and Sammy Simnegar is the Portfolio Manager for the International Growth Portfolio and each receives compensation for his services. As of December 31, 2025, Portfolio Manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the Portfolio Managers’ compensation may be deferred based on criteria established by FIAM or its affiliate or at the election of each Portfolio Manager.
A Portfolio Manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliate.
The primary components of Cesar Hernandez’s bonus are based on (i) the pre-tax investment performance of Cesar Hernandez’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account, if applicable, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of Cesar Hernandez’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and account(s) and the average asset size of those fund(s), account(s) and account(s) over his tenure. Each component is calculated separately over Cesar Hernandez’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of Cesar Hernandez’s bonus is based on Cesar Hernandez’s overall contribution to management of FIAM or its affiliates. The portion of Cesar Hernandez’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® Global Equities Portfolio is based on the lead account’s pre-tax investment performance measured against the MSCI World (Net) Index.
The primary components of Samuel Wald’s bonus are based on (i) the pretax investment performance of Samuel Wald’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account(s) and (ii) the investment performance of other funds and accounts at FIAM or its affiliate. The pretax investment performance of Samuel Wald’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over his tenure. Each component is calculated separately over Samuel Wald’s tenure on those fund(s), account(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to five years for the comparison to a peer group. A smaller, subjective component of Samuel Wald’s bonus is based on Samuel Wald’s overall contribution to management of FIAM or its affiliate. The portion of Samuel Wald’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® Real Estate Portfolio is based on the lead account’s pre-tax
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investment performance measured against the FTSE NAREIT Equity REITs Index and the lead account’s pretax investment performance based on the performance of the fund within the Lipper Real Estate Funds universe.
The primary components of Sammy Simnegar’s bonus are based on (i) the pre-tax investment performance of Sammy Simnegar’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund, account or lead account, if applicable, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of Sammy Simnegar’s fund(s), account(s) and lead account(s) is weighted according to his tenure on those fund(s), account(s) and account(s) and the average asset size of those fund(s), account(s) and account(s) over his tenure. Each component is calculated separately over Sammy Simnegar’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of Sammy Simnegar’s bonus is based on Sammy Simnegar’s overall contribution to management of FIAM or its affiliates. The portion of Sammy Simnegar’s bonus that is linked to the investment performance of the SA Fidelity Institutional AM® International Growth Fund is based on the lead account’s pre-tax investment performance measured against the MSCI All Countries World ex USA Index (Net MA) and the lead account’s pre-tax investment performance within the Morningstar® Foreign Large Growth; Foreign Large Value; and Foreign Large Blend Categories.
The Portfolio Managers are also compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, Portfolio Managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.
The Portfolio Managers’ compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, Portfolio Managers’ compensation is linked to the pretax performance of the fund, rather than its after-tax performance. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a Portfolio Manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio Managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s code of ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the
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Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Franklin Advisers and Franklin. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Manager with those of the Portfolio’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%), restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
Non-investment performance. The more qualitative contributions of a Portfolio Manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the investment manager’s appraisal.
Additional long-term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio Managers also participate in benefit plans and programs available generally to all employees of the investment manager.
GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
For compensation purposes, the benchmark for the SA Goldman Sachs Multi-Asset Insights Portfolio is the 38.5% S&P 500® Index, 3.5% S&P Midcap 400® Index, 3.5% Russell 2000® Index, 24.5% MSCI EAFE (Net Total Return) and 30% Bloomberg US Government/Credit Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Portfolio. Other factors may also be considered including: (1) general client/shareholder orientation, and (2) teamwork and leadership.
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As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a Portfolio Manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Invesco. Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio Managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:
Base Salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
Annual Bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.
Subadviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group or Market Index.

1
Rolling time periods are measured from October 1st to September 30th.
2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership that has responsibility for executing the compensation approach across the organization.
Deferred/Long-Term Compensation. Portfolio Managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
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Janus. The following describes the structure and method of calculating portfolio management’s compensation as of September 30, 2025.
Portfolio management is compensated for managing the Funds and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.
Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.
Base Salary. Base salary is determined by the individual’s manager. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation. Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool. The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:
•
consistent short-term and long-term performance (i.e., one-, three-, and five-year performance);
•
client support; and
•
investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.
Deferrals. All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or fund units.
Deferral arrangements are reviewed periodically to ensure they remain aligned with:
•
Janus Henderson’s business strategy, associated time horizons and risk appetite;
•
competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and
•
emerging regulatory practice.
Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program
JPMorgan. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMorgan Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation– base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
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The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
•
Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
•
The scale and complexity of their investment responsibilities;
•
Individual contribution relative to the client’s risk and return objectives;
•
Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
•
Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision-making.
In addition to the above performance dimensions, the firm-wide pay-for-performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
•
Reducing or altogether eliminating annual incentive compensation;
•
Canceling unvested awards (in full or in part);
•
Clawback/recovery of previously paid compensation (cash and / or equity);
•
Demotion, negative performance rating or other appropriate employment actions; and
•
Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
SA JPMorgan Diversified Balanced Portfolio	60% MSCI World Index / 40% Bloomberg Barclays U.S. Government/Credit Index
SA JPMorgan Emerging Markets Portfolio	MSCI Emerging Markets Index
SA JPMorgan Equity Income Portfolio	Russell 1000 Value Index
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Name of Fund	Benchmark
SA JPMorgan Global Equities Portfolio	MSCI World Net Return Index
SA JPMorgan Large Cap Core Portfolio	S&P 500 Index / Russell 1000
SA JPMorgan MFS Core Bond Portfolio	Bloomberg US Aggregate Bond Index
SA JPMorgan Mid-Cap Growth Portfolio	Russell Midcap Growth Index
SA JPMorgan Ultra-Short Bond Portfolio	Bloomberg US Aggregate Bond Index
MFS
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary– Base salary generally represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.
Performance Bonus– Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each Fund/strategy and, when available, 10-,5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:
Portfolio	Portfolio Manager	Benchmark(s)
SA MFS Large Cap Growth Portfolio	Matthew W. Krummell[1]	Russell® 1000 Growth Index
	Jonathan W. Sage	Russell® 1000 Growth Index
	John E. Stocks	Russell® 1000 Growth Index
	Nathan G. Bryant, CFA	Russell® 1000 Growth Index
	Jenney Zhang, CFA	Russell® 1000 Growth Index
SA JPMorgan MFS Core Bond Portfolio	Joshua P. Marston	Bloomberg U.S. Aggregate Bond Index
SA MFS Total Return Portfolio	Joshua P. Marston	Bloomberg U.S. Aggregate Bond Index
	Johnathan Munko	S&P 500 Stock Index
	Steven R. Gorham	S&P 500 Stock Index
	Philip Burgener[2]	Bloomberg U.S. Aggregate Bond Index
SA MFS Massachusetts Investors Trust Portfolio	Jude Jason	S&P 500 Stock Index
[1] Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities of the SA MFS Large Cap Growth Portfolio.
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Portfolio	Portfolio Manager	Benchmark(s)
2 Mr. Burgener became a portfolio manager of the Portfolio after the date referenced above. Therefore, this information is as of March 31, 2026.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
With respect to Mr. Alexander Mackey, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Global-Fixed-Income in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities. This performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
With respect to Ms. Alison O’Neill Mackey, her compensation reflects her broader role within MFS as Chief Investment Officer in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on the pre-tax performance of accounts managed by Ms. O’Neill Mackey over a range of fixed-length time periods and overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager. MFS Equity Plan– Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
PIMCO. PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Portfolio or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
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Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
•
performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups; and
•
amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may be appreciated or depreciated based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the interest carried out otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.
PineBridge. PineBridge’s compensation philosophy is one of differentiation, alignment, and pay-for-performance with annual incentive compensation varying based on individual, team and firm performance. In addition to a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the firm. The discretionary bonus incentive plan consists of a cash bonus paid annually, with bonus amounts over a certain threshold deferred on a sliding scale, ranging between 20-50%; these deferrals vest in one-third increments over a 3-year period. Key Portfolio Managers participate in our Portfolio Aligned Bonus Program whereby one third of their unvested cash bonus deferral earns a market rate of interest, one-third tracks the performance of their key funds, and one-third tracks the PineBridge Multi-Asset strategy managed by multiple PineBridge investment teams to encourage cross investment team collaboration. In addition to the cash bonus deferral plan, key individuals also participate in the firm’s Long-term Incentive Program, granted in the form of Performance Units; the Long-Term Incentive Performance Unit Plan vests on a 3-year cliff vesting schedule.
Putnam. Portfolio managers are evaluated and compensated across specified products they manage, in part, based on their performance relative to the applicable benchmark, based on a blend of 3-year and 5-year performance, or, if shorter, the period of time that the portfolio manager has managed the product. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Schroders. Schroders’ methodology for measuring and rewarding the contribution made by Portfolio Managers combines quantitative measures with qualitative measures. The SA Schroders VCP Global Allocation Portfolio’s Portfolio Managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance. Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base
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salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management and the level of performance fees generated, if any. The Portfolio Managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
T. Rowe Price. The compensation structure for the T. Rowe Price funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-,3-,5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Portfolio Managers
As of January 31, 2026, none of the Portfolio Managers had any ownership interest in a Portfolio that they managed.
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PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.
Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.
DISTRIBUTION AGREEMENT
The Trust, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolios to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolios, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for Class 1 shares, other than Class 1 shares of the SA JPMorgan Ultra-Short Bond Portfolio (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contractholders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 1, Class 2 and Class 3 shares for the fiscal year ended January 31, 2026.
	2026
Portfolio	Class 1	Class 2	Class 3
SA AB Growth	N/A	$114,842	$1,728,611
SA AB Small & Mid Cap Value	N/A	11,571	937,273
SA BlackRock Advantage International	N/A	8,111	283,231
SA BlackRock Multi-Factor 70/30*	N/A	N/A	290,991
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	2026
Portfolio	Class 1	Class 2	Class 3
SA Emerging Markets Equity Index*	N/A	N/A	$55,412
SA Federated Hermes Corporate Bond	N/A	$15,163	2,664,429
SA Fidelity Institutional AM® Global Equities	N/A	4,218	150,618
SA Fidelity Institutional AM® International Growth	N/A	N/A	48,548
SA Fidelity Institutional AM® Real Estate	N/A	3,960	333,567
SA Fixed Income Index*	N/A	N/A	234,608
SA Fixed Income Intermediate Index*	N/A	N/A	137,227
SA Franklin BW U.S. Large Cap Value	N/A	58,506	1,053,923
SA Franklin Small Company Value*	N/A	N/A	447,790
SA Franklin Systematic U.S. Large Cap Core	N/A	N/A	61,157
SA Franklin Systematic U.S. Large Cap Value	N/A	7,266	560,610
SA Franklin Tactical Opportunities*	N/A	N/A	262,180
SA Global Index Allocation 60/40*	N/A	N/A	264,535
SA Global Index Allocation 75/25*	N/A	N/A	266,899
SA Global Index Allocation 90/10*	N/A	N/A	990,575
SA Goldman Sachs Multi-Asset Insights*	N/A	N/A	126,992
SA Index Allocation 60/40*	N/A	N/A	685,878
SA Index Allocation 80/20*	N/A	N/A	1,311,006
SA Index Allocation 90/10*	N/A	N/A	3,705,748
SA International Index*	N/A	N/A	94,628
SA Invesco Growth Opportunities	N/A	3,046	360,636
SA Janus Focused Growth	N/A	12,142	480,253
SA JPMorgan Diversified Balanced	N/A	24,565	726,830
SA JPMorgan Emerging Markets	N/A	3,482	305,119
SA JPMorgan Equity-Income	N/A	13,705	881,480
SA JPMorgan Large Cap Core	N/A	5,331	322,499
SA JPMorgan MFS Core Bond	N/A	8,142	2,076,105
SA JPMorgan Mid-Cap Growth	N/A	20,321	1,062,290
SA JPMorgan Ultra-Short Bond	N/A	13,847	556,811
SA Large Cap Growth Index*	N/A	N/A	200,597
SA Large Cap Index*	N/A	N/A	333,865
SA Large Cap Value Index*	N/A	N/A	188,861
SA MFS Large Cap Growth	N/A	37,847	613,034
SA MFS Massachusetts Investors Trust	N/A	9,756	733,560
SA MFS Total Return	N/A	24,540	876,197
SA Mid Cap Index*	N/A	N/A	222,570
SA PIMCO Global Bond Opportunities	N/A	3,093	572,267
SA PIMCO RAE International Value	N/A	11,936	806,880
SA PineBridge High-Yield Bond	N/A	7,559	306,690
SA Putnam International Value	N/A	7,436	265,415
SA Schroders VCP Global Allocation*	N/A	N/A	1,045,599
SA Small Cap Index*	N/A	N/A	198,003
SA T. Rowe Price Allocation Moderately Aggressive*	N/A	N/A	1,937,175
SA T. Rowe Price VCP Balanced*	N/A	N/A	3,464,150
SA VCP Dynamic Allocation*	N/A	N/A	21,971,101
SA VCP Dynamic Strategy*	N/A	N/A	12,189,357
SA VCP Index Allocation*	N/A	N/A	1,381,738

*
There were no Class 2 shares of the Portfolio outstanding as of January 31, 2026.
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Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any
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distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
For those Portfolios that invest all or a portion of their assets in Underlying Portfolios, distributions received by a Portfolio attributable to the Underlying Portfolio’s investment company taxable income, including short-term capital gains, are taxable as dividend income to that Portfolio and will not be offset by such Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Portfolio, if any, would not offset net capital gains of the Portfolio. Distributions received by a Portfolio from an Underlying Portfolio attributable to the excess of the Underlying Portfolio’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Underlying Portfolio’s shares. Upon the sale or other disposition by a Portfolio of shares of any Underlying Portfolio, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
With respect to those Portfolios that invest all or a portion of their assets in Underlying Portfolios, each Underlying Portfolio intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Portfolio qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Portfolio generally will not pay any U.S. federal income or excise tax. The Underlying Portfolios are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Underlying Portfolios also applies to the Portfolios.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
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A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The SA Fidelity Institutional AM® Real Estate Portfolio, and possibly other Portfolios may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the
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offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended January 31, 2026, the Portfolios had the following capital loss carry-forwards.
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Unlimited Loss Carry-Forward*
	ST	LT
SA AB Growth	—	—
SA AB Small & Mid Cap Value	—	—
SA BlackRock Advantage International	—	—
SA BlackRock Multi-Factor 70/30	—	—
SA Emerging Markets Equity Index	$1,400,062	$5,981,228
SA Federated Hermes Corporate Bond	9,523,493	33,935,024
SA Fidelity Institutional AM® Global Equities	—	—
SA Fidelity Institutional AM® International Growth	—	—
SA Fidelity Institutional AM® Real Estate	—	—
SA Fixed Income Index	630,614	36,793,058
SA Fixed Income Intermediate Index	429,938	14,854,505
SA Franklin BW U.S. Large Cap Value	—	—
SA Franklin Small Company Value	—	—
SA Franklin Systematic U.S. Large Cap Core	—	—
SA Franklin Systematic U.S. Large Cap Value	—	—
SA Franklin Tactical Opportunities	—	—
SA Global Index Allocation 60/40	—	—
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60/40	—	—
SA Index Allocation 80/20	—	—
SA Index Allocation 90/10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	—	—
SA Janus Focused Growth	—	—
SA JPMorgan Diversified Balanced	—	—
SA JPMorgan Emerging Markets	9,744,346	—
SA JPMorgan Equity-Income	—	—
SA JPMorgan Large Cap Core	—	—
SA JPMorgan MFS Core Bond	37,387,730	100,280,758
SA JPMorgan Mid-Cap Growth	—	—
SA JPMorgan Ultra-Short Bond	2,239,889	6,888,515
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA MFS Large Cap Growth	—	—
SA MFS Massachusetts Investors Trust	—	—
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA PIMCO Global Bond Opportunities	10,544,082	30,885,064
SA PIMCO RAE International Value	—	—
SA PineBridge High-Yield Bond	2,134,939	27,831,713
SA Putnam International Value	—	—
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Allocation Moderately Aggressive	—	—
SA T. Rowe Price VCP Balanced	—	—
SA VCP Dynamic Allocation	22,266,208	29,792,535
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Unlimited Loss Carry-Forward*
	ST	LT
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—
*The Portfolios had a change in ownership as defined in the Internal Revenue Code section 382 during the fiscal year ended January 31, 2026. The capital loss carryforwards may be subject to limitations pursuant to applicable federal income tax regulations.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. The SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio, which operate as funds-of-funds, do not pay transaction costs when they buy and sell shares of Underlying Portfolios, but these Portfolios do pay transaction costs when they buy and sell the financial instruments held in the Overlay Component of the Portfolios. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
For the fiscal year ended January 31, 2026, the portfolio turnover rate for the SA Fidelity Institutional AM Global Equities Portfolio increased from 66% to 129%. The increase is a result of the Portfolio transitioning from JPMorgan to FIAM LLC as its subadviser.
For the fiscal year ended January 31, 2026, the portfolio turnover rate for the SA Fixed Income Index Portfolio increased from 13% to 72%. The increase is a result of the Portfolio transitioning from SunAmerica to BlackRock as its subadviser.
For the fiscal year ended January 31, 2026, the portfolio turnover rate for the SA Fixed Income Intermediate Index Portfolio increased from 18% to 80%. The increase is a result of the Portfolio transitioning from SunAmerica to BlackRock as its subadviser.
For the fiscal year ended January 31, 2026, the portfolio turnover rate for the SA Franklin Tactical Opportunities Portfolio increased from 30% to 82%. The increase is a result of the elevated volatility the Portfolio (and broad markets) experienced in the first third of the year, which required increased trading to move the Portfolio closer to its benchmark and remain within the tracking error limit.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
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All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires
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the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Portfolio, in connection with the affairs of the Trust or any Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative and Direct Actions
The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected Portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected Portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected Portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to
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distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of March 31, 2026, the ownership of the Portfolios’ shares was as follows:
	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA AB Growth Portfolio (Class 1)	51.34%	5.62%	0.33%	0.00%	0.00%	0.00%	27.78%	12.85%	0.00%	2.08%	0.00%
SA AB Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Growth Portfolio (Class 3)	92.88%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.30%	0.83%
SA AB Small & Mid Cap Value Portfolio (Class 1)	1.38%	8.44%	0.00%	0.00%	0.00%	0.00%	13.57%	76.60%	0.00%	0.00%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA AB Small & Mid Cap Value Portfolio (Class 3)	93.75%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.72%	0.52%
SA BlackRock Advantage International Portfolio (Class 1)	10.03%	18.13%	0.00%	0.00%	0.00%	0.00%	52.03%	19.33%	0.00%	0.47%	0.00%
SA BlackRock Advantage International Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA BlackRock Advantage International Portfolio (Class 3)	93.34%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.96%	0.69%
SA BlackRock Multi- Factor 70/30 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA BlackRock Multi- Factor 70/30 Portfolio (Class 3)	91.43%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.04%	1.53%
SA Emerging Markets Equity Index Portfolio (Class 1)	0.10%	12.20%	0.00%	37.57%	0.00%	0.00%	30.09%	20.04%	0.00%	0.00%	0.00%
SA Emerging Markets Equity Index Portfolio (Class 3)	91.38%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.98%	0.64%
SA Federated Hermes Corporate Bond Portfolio (Class 1)	12.44%	15.21%	0.00%	0.00%	0.00%	0.00%	52.04%	20.03%	0.00%	0.27%	0.00%
SA Federated Hermes Corporate Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Federated Hermes Corporate Bond Portfolio (Class 3)	93.63%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.82%	0.56%
SA Fidelity Institutional AM® Global Equities Portfolio (Class 1)	14.96%	5.09%	0.00%	0.00%	0.00%	0.00%	52.19%	27.38%	0.00%	0.37%	0.00%
SA Fidelity Institutional AM® Global Equities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
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	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA Fidelity Institutional AM® Global Equities Portfolio (Class 3)	91.48%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.99%	0.53%
SA Fidelity Institutional AM® International Growth Portfolio (Class 1)	0.16%	20.46%	0.00%	0.00%	0.00%	0.00%	53.34%	26.04%	0.00%	0.00%	0.00%
SA Fidelity Institutional AM® International Growth Portfolio (Class 3)	85.91%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	13.35%	0.75%
SA Fidelity Institutional AM® Real Estate Portfolio (Class 1)	14.64%	18.30%	0.00%	0.00%	0.00%	0.00%	43.64%	22.63%	0.00%	0.79%	0.00%
SA Fidelity Institutional AM® Real Estate Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Fidelity Institutional AM® Real Estate Portfolio (Class 3)	93.70%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.98%	0.32%
SA Fixed Income Index Portfolio (Class 1)	0.01%	12.27%	0.00%	11.64%	36.57%	14.12%	18.36%	7.02%	0.00%	0.00%	0.00%
SA Fixed Income Index Portfolio (Class 3)	86.23%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.66%	4.11%
SA Fixed Income Intermediate Index Portfolio (Class 1)	0.00%	4.31%	0.00%	11.97%	38.33%	14.81%	22.39%	8.20%	0.00%	0.00%	0.00%
SA Fixed Income Intermediate Index Portfolio (Class 3)	82.44%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	14.75%	2.81%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 1)	43.78%	6.29%	0.00%	0.00%	0.00%	0.00%	28.30%	20.09%	0.00%	1.53%	0.00%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin BW U.S. Large Cap Value Portfolio (Class 3)	94.81%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.92%	0.27%
SA Franklin Small Company Value Portfolio (Class 1)	2.74%	3.60%	0.00%	0.00%	0.00%	0.00%	67.96%	25.70%	0.00%	0.00%	0.00%
SA Franklin Small Company Value Portfolio (Class 3)	92.27%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.27%	0.45%
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 1)	0.04%	8.51%	0.00%	0.00%	0.00%	0.00%	54.48%	36.97%	0.00%	0.00%	0.00%
SA Franklin Systematic U.S. Large Cap Core Portfolio (Class 3)	95.52%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.43%	0.05%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 1)	8.09%	11.21%	0.00%	0.00%	0.00%	0.00%	44.29%	35.98%	0.00%	0.44%	0.00%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin Systematic U.S. Large Cap Value Portfolio (Class 3)	92.55%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.66%	1.78%
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	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA Franklin Tactical Opportunities Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Franklin Tactical Opportunities Portfolio (Class 3)	89.95%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.43%	0.61%
SA Global Index Allocation 60/40 Portfolio (Class 3)	86.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	11.69%	2.27%
SA Global Index Allocation 75/25 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 75/25 Portfolio (Class 3)	86.51%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.93%	2.56%
SA Global Index Allocation 90/10 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Global Index Allocation 90/10 Portfolio (Class 3)	91.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.82%	2.13%
SA Goldman Sachs Multi- Asset Insights Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Multi- Asset Insights Portfolio (Class 3)	73.25%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	18.48%	8.27%
SA Index Allocation 60/40 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 60/40 Portfolio (Class 3)	85.80%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.72%	3.48%
SA Index Allocation 80/20 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 80/20 Portfolio (Class 3)	82.60%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	14.75%	2.65%
SA Index Allocation 90/10 Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Index Allocation 90/10 Portfolio (Class 3)	86.41%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.29%	3.30%
SA International Index Portfolio (Class 1)	0.09%	5.39%	0.00%	24.84%	42.78%	5.99%	12.30%	8.61%	0.00%	0.00%	0.00%
SA International Index Portfolio (Class 3)	90.23%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.93%	0.85%
SA Invesco Growth Opportunities Portfolio (Class 1)	6.07%	5.42%	0.00%	0.00%	0.00%	0.00%	72.35%	16.02%	0.00%	0.14%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Invesco Growth Opportunities Portfolio (Class 3)	92.83%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.62%	0.54%
SA Janus Focused Growth Portfolio (Class 1)	6.64%	8.23%	0.00%	0.00%	0.00%	0.00%	55.76%	28.86%	0.00%	0.51%	0.00%
SA Janus Focused Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Janus Focused Growth Portfolio (Class 3)	92.41%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.89%	0.69%
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	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA JPMorgan Diversified Balanced Portfolio (Class 1)	97.21%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.79%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Diversified Balanced Portfolio (Class 3)	91.83%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.26%	0.91%
SA JPMorgan Emerging Markets Portfolio (Class 1)	27.12%	20.33%	0.00%	0.00%	0.00%	0.00%	36.68%	14.20%	0.00%	1.67%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Emerging Markets Portfolio (Class 3)	93.06%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.53%	0.41%
SA JPMorgan Equity- Income Portfolio (Class 1)	30.15%	6.80%	0.00%	0.00%	0.00%	0.00%	36.79%	25.02%	0.00%	1.25%	0.00%
SA JPMorgan Equity- Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Equity- Income Portfolio (Class 3)	93.39%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.16%	0.45%
SA JPMorgan Large Cap Core Portfolio (Class 1)	8.73%	7.47%	0.00%	0.00%	0.00%	0.00%	42.13%	41.30%	0.00%	0.37%	0.00%
SA JPMorgan Large Cap Core Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Large Cap Core Portfolio (Class 3)	88.99%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.15%	0.86%
SA JPMorgan MFS Core Bond Portfolio (Class 1)	4.57%	15.24%	0.00%	0.00%	0.00%	0.00%	59.53%	20.61%	0.00%	0.05%	0.00%
SA JPMorgan MFS Core Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan MFS Core Bond Portfolio (Class 3)	93.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.97%	0.73%
SA JPMorgan Mid-Cap Growth Portfolio (Class 1)	34.79%	5.96%	0.00%	0.00%	0.00%	0.00%	39.79%	17.96%	0.00%	1.50%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Mid-Cap Growth Portfolio (Class 3)	92.76%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.56%	0.68%
SA JPMorgan Ultra-Short Bond Portfolio (Class 1)	30.08%	9.12%	0.00%	0.00%	0.00%	0.00%	46.01%	14.28%	0.00%	0.52%	0.00%
SA JPMorgan Ultra-Short Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA JPMorgan Ultra-Short Bond Portfolio (Class 3)	88.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.63%	0.92%
SA Large Cap Growth Index Portfolio (Class 1)	0.09%	10.66%	0.00%	0.00%	0.00%	0.00%	60.67%	28.57%	0.00%	0.00%	0.00%
SA Large Cap Growth Index Portfolio (Class 3)	89.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.22%	1.33%
SA Large Cap Index Portfolio (Class 1)	0.76%	3.21%	0.00%	6.50%	40.31%	6.90%	26.53%	15.79%	0.00%	0.00%	0.00%
SA Large Cap Index Portfolio (Class 3)	89.18%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.78%	2.04%
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	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA Large Cap Value Index Portfolio (Class 1)	0.07%	11.59%	0.00%	0.00%	0.00%	0.00%	50.22%	38.13%	0.00%	0.00%	0.00%
SA Large Cap Value Index Portfolio (Class 3)	89.93%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.06%	1.01%
SA MFS Large Cap Growth Portfolio (Class 1)	4.34%	10.36%	0.00%	0.00%	0.00%	0.00%	58.48%	24.40%	2.20%	0.23%	0.00%
SA MFS Large Cap Growth Portfolio (Class 2)	10.88%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	89.12%	0.00%	0.00%
SA MFS Large Cap Growth Portfolio (Class 3)	83.63%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.87%	6.60%	0.90%
SA MFS Massachusetts Investors Trust Portfolio (Class 1)	16.52%	6.40%	0.00%	0.00%	0.00%	0.00%	41.31%	34.83%	0.00%	0.93%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Massachusetts Investors Trust Portfolio (Class 3)	95.19%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.39%	0.42%
SA MFS Total Return Portfolio (Class 1)	97.44%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.56%	0.00%
SA MFS Total Return Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA MFS Total Return Portfolio (Class 3)	95.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.30%	0.25%
SA Mid Cap Index Portfolio (Class 1)	0.09%	2.51%	0.00%	11.60%	54.57%	8.62%	13.69%	8.93%	0.00%	0.00%	0.00%
SA Mid Cap Index Portfolio (Class 3)	90.31%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.37%	1.32%
SA PIMCO Global Bond Opportunities Portfolio (Class 1)	25.99%	15.62%	0.00%	0.00%	0.00%	0.00%	35.75%	22.05%	0.00%	0.59%	0.00%
SA PIMCO Global Bond Opportunities Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PIMCO Global Bond Opportunities Portfolio (Class 3)	90.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.65%	0.91%
SA PIMCO RAE International Value Portfolio (Class 1)	0.14%	19.53%	0.00%	0.00%	0.00%	0.00%	38.59%	41.74%	0.00%	0.00%	0.00%
SA PIMCO RAE International Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PIMCO RAE International Value Portfolio (Class 3)	95.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.39%	0.16%
SA PineBridge High-Yield Bond Portfolio (Class 1)	23.11%	23.97%	0.00%	0.00%	0.00%	0.00%	34.88%	17.19%	0.00%	0.84%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA PineBridge High-Yield Bond Portfolio (Class 3)	92.74%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.03%	1.23%
SA Putnam International Value Portfolio (Class 1)	15.47%	16.73%	0.00%	0.00%	0.00%	0.00%	31.20%	35.54%	0.00%	1.06%	0.00%
SA Putnam International Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
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	AGL	Allocation Portfolios	Nassau	SA Global Index Allocation	SA Index Allocation Portfolios	SA VCP Index Allocation Portfolio	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	Seasons Strategies Portfolios	USL	VALIC
SA Putnam International Value Portfolio (Class 3)	93.89%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.99%	0.12%
SA Schroders VCP Global Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Schroders VCP Global Allocation Portfolio (Class 3)	85.12%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	11.17%	3.71%
SA Small Cap Index Portfolio (Class 1)	0.10%	3.65%	0.00%	11.71%	47.99%	9.49%	18.59%	8.47%	0.00%	0.00%	0.00%
SA Small Cap Index Portfolio (Class 3)	90.72%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.23%	1.05%
SA T. Rowe Price Allocation Moderately Aggressive Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price Allocation Moderately Aggressive Portfolio (Class 3)	91.86%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.55%	0.59%
SA T. Rowe Price VCP Balanced Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price VCP Balanced Portfolio (Class 3)	87.12%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.85%	3.04%
SA VCP Dynamic Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Allocation Portfolio (Class 3)	89.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	9.06%	1.52%
SA VCP Dynamic Strategy Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Dynamic Strategy Portfolio (Class 3)	87.85%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.42%	1.73%
SA VCP Index Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA VCP Index Allocation Portfolio (Class 3)	79.97%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	13.36%	6.68%
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL’s address is 1133 Avenue of the Americas 33rd Floor, New York, New York 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios, each a series of the Trust, consist of SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007. SDAP and SDSP are each a series of the Trust, and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007. The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of
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its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with pricing procedures adopted by the Board.
Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
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PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or a Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or a Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.
The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or a Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or a Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or a Subadviser by a broker. The Adviser or a Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or a Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker- dealers with or through whom the Adviser or a Subadviser places the Portfolio’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. The Adviser or a Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or a Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or a Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or a Subadvisers’ investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or a Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or a Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or a Subadvisers with certain statistical, research and other information.
Although the objectives of other accounts or investment companies that the Adviser or a Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or a Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or a Subadviser. The Adviser or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either
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pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent a Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or a Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended January 31, 2026.
	2026
Portfolio	Amount ($)	% of Assets
SA AB Growth	$8,814	0.00%
SA AB Small & Mid Cap Value	37,972	0.81
SA BlackRock Advantage International	—	—
SA BlackRock Multi-Factor 70/30	—	—
SA Emerging Markets Equity Index	—	—
SA Federated Hermes Corporate Bond	—	—
SA Fidelity Institutional AM® Global Equities	4,013	0.00
SA Fidelity Institutional AM® International Growth	70,371	0.03
SA Fidelity Institutional AM® Real Estate	9,083	0.00
SA Fixed Income Index	—	—
SA Fixed Income Intermediate Index	—	—
SA Franklin BW U.S. Large Cap Value	11,027	0.00
SA Franklin Small Company Value	—	—
SA Franklin Systematic U.S. Large Cap Core	—	—
SA Franklin Systematic U.S. Large Cap Value	—	—
SA Franklin Tactical Opportunities	42	0.00
SA Global Index Allocation 60/40	—	—
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2026
Portfolio	Amount ($)	% of Assets
SA Global Index Allocation 75/25	—	—
SA Global Index Allocation 90/10	—	—
SA Goldman Sachs Multi-Asset Insights	—	—
SA Index Allocation 60/40	—	—
SA Index Allocation 80/20	—	—
SA Index Allocation 90/10	—	—
SA International Index	—	—
SA Invesco Growth Opportunities	$19,806	0.01
SA Janus Focused Growth	(56)	0.00
SA JPMorgan Diversified Balanced	1,793	0.00
SA JPMorgan Emerging Markets	8	0.00
SA JPMorgan Equity-Income	7,387	0.00
SA JPMorgan Large Cap Core	3,034	0.00
SA JPMorgan MFS Core Bond	—	—
SA JPMorgan Mid-Cap Growth	16,441	0.00
SA JPMorgan Ultra-Short Bond	—	—
SA Large Cap Growth Index	—	—
SA Large Cap Index	—	—
SA Large Cap Value Index	—	—
SA MFS Large Cap Growth	—	—
SA MFS Massachusetts Investors Trust	—	—
SA MFS Total Return	—	—
SA Mid Cap Index	—	—
SA PIMCO Global Bond Opportunities	—	—
SA PIMCO RAE International Value	—	—
SA PineBridge High-Yield Bond	—	—
SA Putnam International Value	—	—
SA Schroders VCP Global Allocation	—	—
SA Small Cap Index	—	—
SA T. Rowe Price Allocation Moderately Aggressive	—	—
SA T. Rowe Price VCP Balanced	—	—
SA VCP Dynamic Allocation	—	—
SA VCP Dynamic Strategy	—	—
SA VCP Index Allocation	—	—
Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the last three fiscal years ended January 31.
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2026 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$115,693	—	—	—
SA AB Small & Mid Cap Value	271,719	—	—	—
SA BlackRock Advantage International	99,264	—	—	—
SA BlackRock Multi-Factor 70/30	13,752	—	—	—
SA Emerging Markets Equity Index	12,271	—	—	—
SA Federated Hermes Corporate Bond	1	—	—	—
SA Fidelity Institutional AM® Global Equities	182,307	$390	0.21%	0.09%
SA Fidelity Institutional AM® International Growth	354,798	2,148	0.61%	4.38%
SA Fidelity Institutional AM® Real Estate	56,512	8,533	15.10%	18.16%
SA Fixed Income Index	4,638	—	—	—
SA Fixed Income Intermediate Index	5,003	—	—	—
SA Franklin BW U.S. Large Cap Value	346,602	—	—	—
SA Franklin Small Company Value	206,359	—	—	—
SA Franklin Systematic U.S. Large Cap Core	113,230	—	—	—
SA Franklin Systematic U.S. Large Cap Value	266,805	—	—	—
SA Franklin Tactical Opportunities	23,727	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	10,088	—	—	—
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	74,095	—	—	—
SA Invesco Growth Opportunities	290,081	2,234	0.77%	0.49%
SA Janus Focused Growth	67,489	—	—	—
SA JPMorgan Diversified Balanced	74,446	—	—	—
SA JPMorgan Emerging Markets	163,047	—	—	—
SA JPMorgan Equity-Income	86,115	—	—	—
SA JPMorgan Large Cap Core	55,085	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	156,256	—	—	—
SA JPMorgan Ultra-Short Bond	—	—	—	—
SA Large Cap Growth Index	15,458	—	—	—
SA Large Cap Index	39,424	—	—	—
SA Large Cap Value Index	18,001	—	—	—
SA MFS Large Cap Growth	61,320	—	—	—
SA MFS Massachusetts Investors Trust	57,184	—	—	—
SA MFS Total Return	31,265	—	—	—
SA Mid Cap Index	28,403	—	—	—
SA PIMCO Global Bond Opportunities	—	—	—	—
SA PIMCO RAE International Value	58,251	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Value	158,681	—	—	—
SA Schroders VCP Global Allocation	35,245	—	—	—
SA Small Cap Index	69,197	—	—	—
SA T. Rowe Price Allocation Moderately Aggressive	111,233	—	—	—
SA T. Rowe Price VCP Balanced	209,445	—	—	—
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
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Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA VCP Index Allocation	—	—	—	—
114

2025 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$115,773	—	—	—
SA AB Small & Mid Cap Value	259,509	—	—	—
SA BlackRock Advantage International	114,467	—	—	—
SA BlackRock Multi-Factor 70/30	11,148	—	—	—
SA BlackRock VCP Global Multi Asset	77,146	—	—	—
SA Emerging Markets Equity Index	15,761	—	—	—
SA Federated Hermes Corporate Bond	6	—	—	—
SA Fidelity Institutional AM® Global Equities	76,140	—	—	—
SA Fidelity Institutional AM® International Growth	353,605	$724	0.20%	2.32%
SA Fidelity Institutional AM® Real Estate	55,576	11,774	21.19%	24.76%
SA Fixed Income Index	—	—	—	—
SA Fixed Income Intermediate Index	—	—	—	—
SA Franklin BW U.S. Large Cap Value	334,083	—	—	—
SA Franklin Small Company Value	215,030	—	—	—
SA Franklin Systematic U.S. Large Cap Core	63,236	—	—	—
SA Franklin Systematic U.S. Large Cap Value	201,550	—	—	—
SA Franklin Tactical Opportunities	18,427	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	10,964	6	0.05%	0.04%
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	30,973	—	—	—
SA Invesco Growth Opportunities	179,835	—	—	—
SA Janus Focused Growth	88,986	—	—	—
SA JPMorgan Diversified Balanced	77,890	—	—	—
SA JPMorgan Emerging Markets	144,711	—	—	—
SA JPMorgan Equity-Income	118,693	—	—	—
SA JPMorgan Large Cap Core	80,849	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	189,402	—	—	—
SA JPMorgan Ultra-Short Bond	—	—	—	—
SA Large Cap Growth Index	51,492	—	—	—
SA Large Cap Index	47,431	—	—	—
SA Large Cap Value Index	45,613	—	—	—
SA MFS Large Cap Growth	48,937	—	—	—
SA MFS Massachusetts Investors Trust	72,823	—	—	—
SA MFS Total Return	27,068	—	—	—
SA Mid Cap Index	31,915	—	—	—
SA PIMCO Global Bond Opportunities	85	—	—	—
SA PIMCO RAE International Value	57,269	—	—	—
SA PIMCO VCP Tactical Balanced	554	—	—	—
SA PineBridge High-Yield Bond	1,907	—	—	—
SA Putnam International Value	233,865	—	—	—
SA Schroders VCP Global Allocation	30,441	—	—	—
SA Small Cap Index	66,783	—	—	—
SA T. Rowe Price Allocation Moderately Aggressive	84,275	—	—	—
SA T. Rowe Price VCP Balanced	161,500	—	—	—
115

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—
116

2024 Brokerage Commissions
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA AB Growth	$98,404	—	—	—
SA AB Small & Mid Cap Value	201,651	—	—	—
SA BlackRock Advantage International	70,644	—	—	—
SA BlackRock Multi-Factor 70/30	13,008
SA BlackRock VCP Global Multi Asset	98,367	—	—	—
SA Emerging Markets Equity Index	5,723	—	—	—
SA Federated Hermes Corporate Bond	129	—	—	—
SA Fidelity Institutional AM® Global Equities	61,465	—	—	—
SA Fidelity Institutional AM® International Growth	256,374	$1,493	0.58%	6.07%
SA Fidelity Institutional AM® Real Estate	89,266	17,661	19.78%	23.55%
SA Fixed Income Index	—	—	—	—
SA Fixed Income Intermediate Index	—	—	—	—
SA Franklin BW U.S. Large Cap Value	328,716	—	—	—
SA Franklin Small Company Value	211,467	—	—	—
SA Franklin Systematic U.S. Large Cap Core	46,382	—	—	—
SA Franklin Systematic U.S. Large Cap Value	211,268	—	—	—
SA Franklin Tactical Opportunities	14,907	—	—	—
SA Global Index Allocation 60/40	—	—	—	—
SA Global Index Allocation 75/25	—	—	—	—
SA Global Index Allocation 90/10	—	—	—	—
SA Goldman Sachs Multi-Asset Insights	8,871	—	—	—
SA Index Allocation 60/40	—	—	—	—
SA Index Allocation 80/20	—	—	—	—
SA Index Allocation 90/10	—	—	—	—
SA International Index	16,763	—	—	—
SA Invesco Growth Opportunities	190,034	—	—	—
SA Janus Focused Growth	87,829	—	—	—
SA JPMorgan Diversified Balanced	69,125	—	—	—
SA JPMorgan Emerging Markets	141,165	—	—	—
SA JPMorgan Equity-Income	83,356	—	—	—
SA JPMorgan Large Cap Core	152,676	—	—	—
SA JPMorgan MFS Core Bond	—	—	—	—
SA JPMorgan Mid-Cap Growth	137,910	—	—	—
SA JPMorgan Ultra-Short Bond	—	—	—	—
SA Large Cap Growth Index	45,769	—	—	—
SA Large Cap Index	31,031	—	—	—
SA Large Cap Value Index	37,182	—	—	—
SA MFS Large Cap Growth	46,360	—	—	—
SA MFS Massachusetts Investors Trust	70,017	—	—	—
SA MFS Total Return	22,504	—	—	—
SA Mid Cap Index	25,517	—	—	—
SA PIMCO Global Bond Opportunities	—	—	—	—
SA PIMCO RAE International Value	56,770	—	—	—
SA PIMCO VCP Tactical Balanced	81	—	—	—
SA PineBridge High-Yield Bond	—	—	—	—
SA Putnam International Value	150,722	—	—	—
SA Schroders VCP Global Allocation	28,505	—	—	—
SA Small Cap Index	48,519	—	—	—
SA T. Rowe Price Allocation Moderately Aggressive	67,322	—	—	—
SA T. Rowe Price VCP Balanced	218,938	—	—	—
117

Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions Through Affiliated Broker- Dealers
SA VCP Dynamic Allocation	—	—	—	—
SA VCP Dynamic Strategy	—	—	—	—
SA VCP Index Allocation	—	—	—	—

*
Commissions decreased as a result of reduced discretionary trading.
**
Brokerage commissions reflect implementation of the strategy. If a holding appreciates, the position will be trimmed, and if the holding depreciates, the position will be increased. The market in 2022 experienced above average volatility, and this was reflected in commissions.
In addition, for the fiscal year ended January 31, 2026, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Portfolios’ Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA AB Growth Portfolio	$354,631,926	$32,686
SA AB Small & Mid Cap Value Portfolio	259,190,454	65,817
SA BlackRock Advantage International Portfolio	—	—
SA BlackRock Multi-Factor 70/30 Portfolio	—	—
SA Emerging Markets Equity Index Portfolio	—	—
SA Federated Hermes Corporate Bond Portfolio	—	—
SA Fidelity Institutional AM® Global Equities Portfolio	24,938	10,619
SA Fidelity Institutional AM® International Growth Portfolio	16,191	7,201
SA Fidelity Institutional AM® Real Estate Portfolio	146,589	70,586
SA Fixed Income Index Portfolio	—	—
SA Fixed Income Intermediate Index Portfolio	—	—
SA Franklin BW U.S. Large Cap Value Portfolio	346,602	49,936
SA Franklin Small Company Value Portfolio	154,447,359	93,214
SA Franklin Systematic U.S. Large Cap Core Portfolio	504,172,775	74,370
SA Franklin Systematic U.S. Large Cap Value Portfolio	860,748,216	176,104
SA Franklin Tactical Opportunities Portfolio	44,194,788	11,324
SA Global Index Allocation 60/40 Portfolio	—	—
SA Global Index Allocation 75/25 Portfolio	—	—
SA Global Index Allocation 90/10 Portfolio	—	—
SA Goldman Sachs Multi-Asset Insights Portfolio	—	—
SA Index Allocation 60/40 Portfolio	—	—
SA Index Allocation 80/20 Portfolio	—	—
SA Index Allocation 90/10 Portfolio	—	—
SA International Index Portfolio	—	—
SA Invesco Growth Opportunities Portfolio	452,618,568	241,009
SA Janus Focused Growth Portfolio	—	—
SA JPMorgan Diversified Balanced Portfolio	—	—
SA JPMorgan Emerging Markets Portfolio	—	—
SA JPMorgan Equity-Income Portfolio	—	—
SA JPMorgan Large Cap Core Portfolio	—	—
SA JPMorgan MFS Core Bond Portfolio	—	—
118

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA JPMorgan Mid-Cap Growth Portfolio	$—	$—
SA JPMorgan Ultra-Short Bond Portfolio	—	—
SA Large Cap Growth Index Portfolio	—	—
SA Large Cap Index Portfolio	—	—
SA Large Cap Value Index Portfolio	—	—
SA MFS Large Cap Growth Portfolio	1,079,592,941	18,688
SA MFS Massachusetts Investors Trust Portfolio	555,553,268	15,295
SA MFS Total Return Portfolio	153,694,560	5,182
SA Mid Cap Index Portfolio	—	—
SA PIMCO Global Bond Opportunities Portfolio	—	—
SA PIMCO RAE International Value Portfolio	—	—
SA PineBridge High-Yield Bond Portfolio	—	—
SA Putnam International Value Portfolio	54,636,469	30,576
SA Schroders VCP Global Allocation Portfolio	—	—
SA Small Cap Index Portfolio	—	—
SA T. Rowe Price Allocation Moderately Aggressive Portfolio	184,330,015	10,045
SA T. Rowe Price VCP Balanced Portfolio	281,030,178	15,451
SA VCP Dynamic Allocation Portfolio	—	—
SA VCP Dynamic Strategy Portfolio	—	—
SA VCP Index Allocation Portfolio	—	—
The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolios’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of January 31, 2026.
Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA AB Growth	None	N/A	N/A
SA AB Small & Mid Cap Value	None	N/A	N/A
SA BlackRock Advantage International	None	N/A	N/A
SA BlackRock Multi-Factor 70/30	State Street Corp.	E	100
SA Emerging Markets Equity Index	State Street Corp.	E	447
SA Federated Hermes Corporate Bond	Bank of America Corp.	D	47,242
	Goldman Sachs Group, Inc.	D	38,968
	JPMorgan Chase & Co.	D	44,454
	Morgan Stanley	D	43,552
	Wells Fargo & Co.	D	25,540
	State Street Corp.	E	5,626
	State Street Corp.	D	3,136
	Jefferies Financial Group, Inc.	D	7,511
119

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Fidelity Institutional AM® Global Equities	Bank of America Corp.	E	2,580
	Citigroup, Inc.	E	1,590
	State Street Corp.	E	1,402
	Morgan Stanley	E	1,042
	Royal Bank of Canada	E	1,304
	JPMorgan Chase & Co.	E	1,802
	UBS AG	E	1,060
SA Fidelity Institutional AM® International Growth	UBS AG	E	3,810
SA Fidelity Institutional AM® Real Estate	None	N/A	N/A
SA Fixed Income Index	Bank of America Corp.	D	3,648
	Bank of Montreal	D	304
	Bank of New York Mellon Corp.	D	422
	Citigroup, Inc.	D	2,407
	Goldman Sachs Group, Inc.	D	2,952
	JPMorgan Chase & Co.	D	4,998
	Morgan Stanley	D	3,539
	Nomura Holdings, Inc.	D	211
	State Street Corp.	D	611
	State Street Corp.	E	2,715
SA Fixed Income Intermediate Index	Bank of America Corp.	D	3,853
	Bank of Montreal	D	412
	Barclays PLC	D	1,412
	Citigroup, Inc.	D	2,114
	Goldman Sachs Group, Inc.	D	2,887
	JPMorgan Chase & Co.	D	4,258
	Morgan Stanley	D	3,523
	State Street Corp.	D	813
	State Street Corp.	E	542
SA Franklin BW U.S. Large Cap Value	Bank of America Corp.	E	35,484
	Bank of New York Mellon Corp.	E	8,802
	Goldman Sachs Group, Inc.	E	29,788
	Raymond James	E	3,765
	State Street Corp.	E	8,744
	Stifel Financial Corp.	E	1,184
SA Franklin Small Company Value	State Street Corp.	E	77
SA Franklin Systematic U.S. Large Cap Core	Bank of America Corp.	E	312
	Bank of New York Mellon Corp.	E	1,237
	Citigroup, Inc.	E	1,771
	Goldman Sachs Group, Inc.	E	475
	JPMorgan Chase & Co.	E	3,157
	Morgan Stanley	E	1,495
	State Street Corp.	E	795
120

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Franklin Systematic U.S. Large Cap Value	Bank of America Corp.	E	11,675
	Bank of New York Mellon Corp.	E	7,286
	Citigroup, Inc.	E	6,500
	JPMorgan Chase & Co.	E	14,945
	Morgan Stanley	E	9,797
	State Street Corp.	E	6,551
SA Franklin Tactical Opportunities	Bank of America Corp.	E	663
	Bank of America Corp.	D	202
	BNP Paribas SA	E	185
	Bank of New York Mellon Corp.	E	162
	Barclays PLC	E	115
	Barclays PLC	D	15
	Citigroup, Inc.	E	164
	Citigroup, Inc.	D	280
	Goldman Sachs Group, Inc.	E	171
	Goldman Sachs Group, Inc.	D	103
	JPMorgan Chase & Co.	E	892
	JPMorgan Chase & Co.	D	576
	Morgan Stanley	E	174
	Morgan Stanley	D	492
	Societe General	D	105
	State Street Corp.	E	1,251
	UBS Group AG	E	36
	Wells Fargo & Co.	E	163
	Wells Fargo & Co.	D	527
SA Global Index Allocation 60/40	None	N/A	N/A
SA Global Index Allocation 75/25	None	N/A	N/A
SA Global Index Allocation 90/10	None	N/A	N/A
SA Goldman Sachs Multi-Asset Insights	Citigroup, Inc.	E	282
	UBS AG	E	331
	JPMorgan Chase & Co.	E	439
	State Street Corp.	E	13,745
	Bank of America Corp.	E	511
	Morgan Stanley	E	323
SA Index Allocation 60/40	None	N/A	N/A
SA Index Allocation 80/20	None	N/A	N/A
SA Index Allocation 90/10	None	N/A	N/A
SA International Index	State Street Corp.	E	2,703
	UBS AG	E	7,330
	Barclays PLC	E	4,557
	Mizuho Financial Group	E	5,352
	BNP Paribas SA	E	5,330
	Macquarie Group, Ltd.	E	2,632
SA Invesco Growth Opportunities	None	N/A	N/A
SA Janus Focused Growth	None	N/A	N/A
121

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA JPMorgan Diversified Balanced	Bank of America Corp.	E	1,313
	Bank of America Corp.	D	3,243
	Bank of Montreal	D	245
	Barclays PLC	E	162
	Barclays PLC	D	254
	BNP Paribas SA	E	194
	Citigroup, Inc.	D	2,508
	Goldman Sachs Group, Inc.	E	564
	Goldman Sachs Group, Inc.	D	4,275
	JPMorgan Chase & Co.	D	410
	JPMorgan Chase & Co.	E	23,690
	Morgan Stanley	E	1,714
	Morgan Stanley	D	4,082
	Nomura Holdings, Inc.	E	47
	UBS AG	E	588
	UBS AG	D	472
	Wells Fargo & Co.	E	3,683
	Wells Fargo & Co.	D	2,581
SA JPMorgan Emerging Markets	None	N/A	N/A
SA JPMorgan Equity-Income	Bank of America Corp.	E	18,644
	Goldman Sachs Group, Inc.	E	11,461
	Morgan Stanley	E	13,993
	State Street Corp.	E	8,448
	Citigroup, Inc.	E	12,896
SA JPMorgan Large Cap Core	Morgan Stanley	E	8,007
SA JPMorgan MFS Core Bond	Bank of America Corp.	D	13,086
	Citigroup, Inc.	D	6,277
	Goldman Sachs Group, Inc.	D	7,063
	JPMorgan Chase & Co.	D	15,658
	UBS AG	D	8,269
	Morgan Stanley	D	12,233
	State Street Corp.	D	262
	State Street Corp.	E	9,844
	Wells Fargo & Co.	D	21,116
	Bank of New York Mellon Corp.	D	445
	Nomura Holdings, Inc.	D	324
SA JPMorgan Mid-Cap Growth	State Street Corp.	E	4,440
SA JPMorgan Ultra-Short Bond	Barclays PLC	D	462
	Citigroup, Inc.	D	2,529
	Goldman Sachs Group, Inc.	D	1,460
	Morgan Stanley	D	2,717
	Wells Fargo & Co.	D	2,984
	State Street Corp.	E	25,245
	Bank of New York Mellon Corp.	D	280
122

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Large Cap Growth Index	Bank of New York Mellon Corp.	E	1,217
	Goldman Sachs Group, Inc.	E	4,212
	JPMorgan Chase & Co.	E	13,080
	Morgan Stanley	E	3,111
	State Street Corp.	E	3,769
SA Large Cap Index	Bank of America Corp.	E	20,067
	Bank of New York Mellon Corp.	E	4,745
	Citigroup, Inc.	E	11,624
	Goldman Sachs Group, Inc.	E	15,749
	Morgan Stanley	E	12,359
	State Street Corp.	E	16,181
SA Large Cap Value Index	Bank of America Corp.	E	8,938
	Bank of New York Mellon Corp.	E	775
	Citigroup, Inc.	E	5,177
	Goldman Sachs Group, Inc.	E	2,455
	JPMorgan Chase & Co.	E	6,664
	Morgan Stanley	E	2,153
	State Street Corp.	E	4,335
SA MFS Large Cap Growth	Citigroup, Inc.	E	6,308
SA MFS Massachusetts Investors Trust	Bank of America Corp.	E	2,546
	Goldman Sachs Group, Inc.	E	11,243
	JPMorgan Chase & Co.	E	15,759
SA MFS Total Return	Bank of America Corp.	D	570
	Bank of America Corp.	E	8,664
	Goldman Sachs Group, Inc.	D	1,149
	Goldman Sachs Group, Inc.	E	3,495
	JPMorgan Chase & Co.	D	2,540
	JPMorgan Chase & Co.	E	5,825
	Morgan Stanley	E	3,128
	Morgan Stanley	D	2,628
	UBS AG	D	1,218
	Wells Fargo & Co.	E	2,440
SA Mid Cap Index	State Street Corp.	E	3,406
	Jefferies Financial Group, Inc.	E	1,559
SA PIMCO Global Bond Opportunities	Bank of America Corp.	D	324
	Barclays PLC	D	2,335
	Citigroup, Inc.	D	3,762
	Goldman Sachs Group, Inc.	D	1,951
	JPMorgan Chase & Co.	D	2,834
	Morgan Stanley	D	3,983
	State Street Corp.	E	521
	Wells Fargo & Co.	D	2,158
SA PIMCO RAE International Value	None	N/A	N/A
SA PineBridge High-Yield Bond	State Street Corp.	E	6,429
123

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA Putnam International Value	Barclays PLC	E	12,002
	BNP Paribas	E	10,492
SA Schroders VCP Global Allocation	Bank of America Corp.	D	5,802
	Bank of America Corp.	E	461
	Bank of New York Mellon Corp.	D	460
	Bank of New York Mellon Corp.	E	171
	Citigroup, Inc.	D	2,640
	Citigroup, Inc.	E	282
	Goldman Sachs Group, Inc.	E	374
	JPMorgan Chase & Co.	D	5,058
	JPMorgan Chase & Co.	E	1,792
	Morgan Stanley	D	4,872
	Morgan Stanley	E	858
	Royal Bank of Canada	E	322
	State Street Corp.	E	4,924
	UBS AG	D	3,249
	UBS AG	E	221
	Bank of Montreal	E	126
	Barclays PLC	D	1,372
	Barclays PLC	E	175
	BNP Paribas SA	D	338
	BNP Paribas SA	E	161
	Jefferies Financial Group, Inc.	D	336
	Wells Fargo & Co.	E	364
	Wells Fargo & Co.	D	5,309
SA Small Cap Index	StoneX Group, Inc.	E	593
	State Street Corp.	E	2,945
SA T. Rowe Price Allocation Moderately Aggressive Growth	Bank of America Corp.	E	4,637
	Bank of America Corp.	D	987
	Barclays PLC	E	1,104
	Barclays PLC	D	244
	Citigroup, Inc.	E	1,803
	Citigroup, Inc.	D	151
	Goldman Sachs Group, Inc.	D	540
	Goldman Sachs Group, Inc.	E	2,307
	JPMorgan Chase & Co.	E	8,681
	JPMorgan Chase & Co.	D	1,075
	Morgan Stanley	E	3,799
	Morgan Stanley	D	1,131
	Royal Bank of Canada	D	347
	State Street Corp.	E	15,166
	State Street Corp.	D	164
	UBS AG	E	1,141
	UBS AG	D	399
	Wells Fargo & Co.	E	1,032
	Wells Fargo & Co.	D	936
124

Portfolio	Broker Dealer	Debt/Equity	(Amount ($) 000’s)
SA T. Rowe Price VCP Balanced	Bank of America Corp.	D	2,176
	Bank of America Corp.	E	4,155
	Barclays PLC	D	939
	Citigroup, Inc.	D	1,162
	Citigroup, Inc.	E	2,798
	BNP Paribas SA	D	564
	Goldman Sachs Group, Inc.	D	1,290
	Goldman Sachs Group, Inc.	E	2,485
	JPMorgan Chase & Co.	D	2,755
	JPMorgan Chase & Co.	E	8,418
	Morgan Stanley	D	2,690
	Morgan Stanley	E	3,213
	State Street Corp.	D	601
	State Street Corp.	E	146,821
	UBS AG	E	1,905
	Wells Fargo & Co.	D	2,573
	Wells Fargo & Co.	E	269
	Bank of Montreal	D	309
	Barclays PLC	E	1,914
SA VCP Dynamic Allocation	None	N/A	N/A
SA VCP Dynamic Strategy	None	N/A	N/A
SA VCP Index Allocation	State Street Corp.	E	91,592
	T. Rowe Price Group, Inc.	E	1
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the Portfolios are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended January 31, 2026, as filed with the SEC on Form N-CSR (the “2026
125

Annual Report”). You may request a copy of the 2026 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
GENERAL INFORMATION
Custodian
State Street, One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) is generally made available at https://venerable.onlineprospectus.net/funds/sast_sst/ or online through the internet websites of the life insurance companies offering the Portfolios as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings
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information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
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Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
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Adroit Trading Technologies, Inc. (“Adroit”). Adroit provides an Execution Management System (“ESM”) used by MFS to facilitate the execution of portfolio transactions in derivative instruments, IRS, Inflation Swaps, and Total Return Swaps. Portfolio holdings information may be provided to Adroit as necessary in connection with these services.
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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that
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contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.
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BarraOne. BarraOne is used for Market Risk analysis and Portfolio Attribution. On a daily basis, data is transferred to BarraOne via Secure File Transfer Protocol (SFTP). BarraOne uses the positions with its risk models and attribution engine to generate risk and attribution measures. BarraOne provides asset class risk analytics, stress testing, and performance attribution, helping users identify the fundamental market characteristics driving volatility.
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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.
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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to `downstream’ systems for performance, risk, compliance, websites and client reporting.
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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.
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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.
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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.
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MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the Liquidity Rule (Rule 22e-4). T. Rowe Price has selected MSCI as their vendor for this purpose. As a result, it is necessary for MSCI to have access to non-public information, including portfolio holdings, regarding some of the Portfolios. In their vendor agreement such non-public information is defined as confidential information and the vendor has a duty not to trade on such confidential information. MSCI also provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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The Bank of New York Mellon (“BNY Mellon”). BNY Mellon provides certain fund accounting and middle-office functions for T. Rowe Price. Accordingly, it is necessary for BNY Mellon to have access to information regarding some of the Portfolios in order to carry out these functions. BNY Mellon receives on a daily basis non-public information, including portfolio holdings, of some of the Portfolios. Through T. Rowe Price’s contract with BNY Mellon, the high standards of confidentiality and privacy regarding proprietary and client account information that clients experience with T. Rowe Price are also being maintained by BNY Mellon.
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Citibank, N.A. (“Citibank”). Citibank provides certain middle-office functions for DFA, and has access to portfolio holdings information on a daily basis.
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FactSet Research Systems Inc. (“FactSet”). FactSet has access to non-public information, including portfolio holdings information, regarding some of the Portfolios in connection with systems that are used by T. Rowe Price for analytics, risk, attribution and reporting. FactSet also provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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Accenture. Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.
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Virtu.
        Equity: Virtu is Invesco’s Transaction Cost Analysis (“TCA”) provider for equity transactions.  Global equity transaction data is sent daily via a secure file transfer protocol (“FTP”) connection to Virtu for benchmark processing.  Virtu enhances the data with market data associated with the transaction data for trade performance analysis.  This enhanced data is returned daily to Invesco via a secure FTP connection.  The data sent to Virtu includes both Order Management System (“OMS”) and Execution Management System (“EMS”) equity transaction data.  Virtu additionally provides a secure portal where performance analysis and reports can be run with this data.

       FX:  Virtu is one of two Invesco FX TCA providers.  Global OMS FX transaction data is sent daily via a secure FTP connection to Virtu for benchmark processing.  Virtu enhances the data with market data associated with the transaction data for performance analysis.  This enhanced data is returned daily to Invesco via a secure FTP connection.  Virtu additionally provides a secure portal where performance analysis and reports can be run with this data.
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BestX.
        FX:  BestX is one of two Invesco FX TCA providers.  Global EMS transaction data is sent multiple times throughout the day via a secure FTP connection to BestX for benchmark processing.  BestX enhances the data with market data associated with the transaction data for performance analysis.  BestX provides a secure portal for running performance analysis on the data.
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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
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Abel Noser Solutions, LLC (“Abel Noser”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Abel Noser analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Abel Noser does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Abel Noser includes a confidentiality clause.
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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.
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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause. In addition, T. Rowe Price provides fund holdings on a daily basis to ISS in their capacity as proxy service.
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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.
Additional Information about Shareholder Voting
Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.
The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.
The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).
SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes. Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. Accordingly, each of the Portfolios will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.
The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the
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potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolios prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolios’ ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolios, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:
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Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
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Vote for requiring annual advisory votes on compensation;
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Vote for shareholder proposals asking that a majority or more of directors be independent;
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Vote against proposals to classify the board; and
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Vote case-by-case on director nominees.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.
If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://venerable.onlineprospectus.net/funds/sast_sst/.
Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
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APPENDIX A - INVESTMENT PRACTICES
For reference, the following table outlines the investment practices in which the Portfolios and, if applicable, their Underlying Portfolios, may engage. In the event of any discrepancy between this Appendix A and the disclosures contained in the Prospectus and SAI, the latter shall prevail. The percentage limitations indicated in the charts below specify that a Portfolio may invest up to the noted percentage limitation for the specific investment.
	SA AB Growth Portfolio	SA AB Small & Mid Cap Value Portfolio	SA BlackRock Advantage International Portfolio	SA BlackRock Multi- Factor 70/30 Portfolio	SA Emerging Markets Equity Index Portfolio	SA Federated Hermes Corporate Bond Portfolio	SA Fidelity Institutional AM® Global Equities Portfolio	SA Fidelity Institutional AM® International Growth Portfolio
Asset-Backed Securities			X	X		X
Bank Capital Securities						X
Borrowing	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities			X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations			X			X
Convertible Securities			X			X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X	X	X			X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X		X		X	X
Defensive Instruments	X	X	X	X		X	X	X
Derivatives			X	X	X	X	X	X
Forward Foreign Currency Exchange Contracts			X		X		X	X
Options and Futures			X		X	X (10%)	X
Futures			X		X	X	X
Options			X			X
Options on Foreign Currencies
Options on Futures
Options on Securities			X
Options on Securities Indices			X
Reset Options
Yield Curve Options
Limitations on Entering into Futures Contracts and Options on Futures
Commodity Exchange Act Regulation					X
Swaps			X
Basis Swap
Credit Default Swap Agreements			X			X(5%)
Cross-Currency Swaps
Currency Swaps			X
Equity Swaps Agreements
Index Swaps						X(5%)
Inflation Swaps
Interest Rate Caps, Collars and Floors			X			X
Interest Rate Swap Agreements			X			X
Mortgage Swaps
Options on Swaps			X
Total Return Swaps			X
Risks of Entering into Swap Agreements
Contracts for Difference
Emerging Markets	X	X	X	X	X	X	X	X
Brady Bonds
Chinese Securities			X		X
Stock Connect					X
Russian Securities
Equity Securities	X˃=80%	X˃=80%	X	X	X	X(5%)	X	X

	SA AB Growth Portfolio	SA AB Small & Mid Cap Value Portfolio	SA BlackRock Advantage International Portfolio	SA BlackRock Multi- Factor 70/30 Portfolio	SA Emerging Markets Equity Index Portfolio	SA Federated Hermes Corporate Bond Portfolio	SA Fidelity Institutional AM® Global Equities Portfolio	SA Fidelity Institutional AM® International Growth Portfolio
Preferred Securities			X			X	X
ESG Investment Risk	X	X	X
Fixed Income Securities			X	X		X
Inflation-Indexed Securities			X			X
Lower-Rated, Fixed Income Securities				X		X(35%)
Municipal Securities				X		X
Floating Rate Obligations			X			X
Foreign Securities	X˂= 25%	X˂=15%	X	X	X	X	X	X
Foreign Currency			X		X
Hybrid Instruments			X			X
Illiquid Investments	X	X	X	X	X	X(15%)	X	X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters
IPO Investing	X	X	X				X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments						X
Master Limited Partnerships			X			X
Mortgage-Backed Securities			X	X		X
GNMA Certificates				X
FHLMC Certificates				X
FNMA Certificates				X
Conventional Mortgage Pass-Through Securities				X
Collateralized Mortgage Obligations
Stripped Mortgage-Backed Securities
Municipal Bonds				X		X
Newly Developed Securities						X
Non-Diversified Status
Other Investment Companies			X	X			X	X
Exchange Traded Funds			X	X			X	X
Partnership Securities			X			X
Passive Foreign Investment Companies
Private Investments in Public Equity			X
Real Estate Investment Trusts	X	X	X	X	X	X	X
Recent Market Events	X	X	X	X	X	X	X	X
Restricted Securities			X
Reverse Repurchase Agreements			X	X
Roll Transactions						X
Sector Risk	X	X
Securities Lending	X	X	X	X	X	X	X	X
Short Sales
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities			X	X
Commercial Bank Obligations
Savings Association Obligations
Commercial Paper			X
Extendible Commercial Notes
Variable Amount Master Demand Notes
Corporate Bonds and Notes				X		X
U.S. Government Securities			X	X		X	X	X
Repurchase Agreements			X	X
Special Purpose Acquisition Companies			X
Special Situations
Standby Commitments
U.S. Government Securities			X	X		X

	SA AB Growth Portfolio	SA AB Small & Mid Cap Value Portfolio	SA BlackRock Advantage International Portfolio	SA BlackRock Multi- Factor 70/30 Portfolio	SA Emerging Markets Equity Index Portfolio	SA Federated Hermes Corporate Bond Portfolio	SA Fidelity Institutional AM® Global Equities Portfolio	SA Fidelity Institutional AM® International Growth Portfolio
U.S. Treasury Inflation Protection Securities			X			X
Unseasoned Companies
Value Investing		X
Variable Rate Demand Notes
Warrants and Rights	X	X˂=10%	X		X	X(10%)	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X			X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds						X

	SA Fidelity Institutional AM® Real Estate Portfolio	SA Fixed Income Index Portfolio	SA Fixed Income Intermediate Index Portfolio	SA Franklin BW U.S. Large Cap Value Portfolio	SA Franklin Small Company Value Portfolio	SA Franklin Systematic U.S. Large Cap Core Portfolio	SA Franklin Systematic U.S. Large Cap Value Portfolio	SA Franklin Tactical Opportunities Portfolio
Asset-Backed Securities					X	X	X	X
Bank Capital Securities		X	X		X	X	X
Borrowing	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities							X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations					X	X	X	X(5%)
Convertible Securities	X			X	X	X	X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X	X	X					X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)					X	X	X	X
Defensive Instruments	X			X	X	X	X	X
Derivatives	X	X	X					X
Forward Foreign Currency Exchange Contracts
Options and Futures								X
Futures		X	X					X
Options	X
Options on Foreign Currencies
Options on Futures								X
Options on Securities
Options on Securities Indices
Reset Options
Yield Curve Options
Limitations on Entering into Futures Contracts and Options on Futures								X
Commodity Exchange Act Regulation								X
Swaps
Basis Swap
Credit Default Swap Agreements
Cross-Currency Swaps
Currency Swaps
Equity Swaps Agreements
Index Swaps
Inflation Swaps
Interest Rate Caps, Collars and Floors
Interest Rate Swap Agreements		X	X
Mortgage Swaps
Options on Swaps
Total Return Swaps

	SA Fidelity Institutional AM® Real Estate Portfolio	SA Fixed Income Index Portfolio	SA Fixed Income Intermediate Index Portfolio	SA Franklin BW U.S. Large Cap Value Portfolio	SA Franklin Small Company Value Portfolio	SA Franklin Systematic U.S. Large Cap Core Portfolio	SA Franklin Systematic U.S. Large Cap Value Portfolio	SA Franklin Tactical Opportunities Portfolio
Risks of Entering into Swap Agreements
Contracts for Difference
Emerging Markets	X	X	X		X		X	X(5%)
Brady Bonds					X		X
Chinese Securities		X	X		X		X	X
Stock Connect					X		X	X
Russian Securities
Equity Securities	X			X	X(˃80%)	X(˃80%)	X(˃80%)	X(80%)
Preferred Securities				X	X	X	X	X
ESG Investment Risk		X	X	X
Fixed Income Securities	X	X	X				X	X(40%)
Inflation-Indexed Securities							X
Lower-Rated, Fixed Income Securities	X	X	X				X
Municipal Securities		X	X				X	X
Floating Rate Obligations		X	X			X	X
Foreign Securities	X	X	X	X	X(15%)	X	X	X
Foreign Currency	X				X	X	X
Hybrid Instruments					X	X	X	X(5%)
Illiquid Investments	X	X	X	X	X(15%)	X	X(15%)	X
Income Trusts						X	X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters						X	X
IPO Investing	X				X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments						X	X
Master Limited Partnerships					X	X	X
Mortgage-Backed Securities					X	X	X	X
GNMA Certificates					X	X	X	X
FHLMC Certificates					X	X	X	X
FNMA Certificates					X	X	X	X
Conventional Mortgage Pass-Through Securities					X	X	X	X
Collateralized Mortgage Obligations					X	X	X	X
Stripped Mortgage-Backed Securities					X	X	X	X
Municipal Bonds		X	X		X	X	X	X
Newly Developed Securities		X	X			X	X
Non-Diversified Status	X
Other Investment Companies	X	X	X		X	X	X	X(10%)
Exchange Traded Funds	X	X	X		X	X	X	X
Partnership Securities					X	X	X
Passive Foreign Investment Companies					X	X	X
Private Investments in Public Equity					X	X	X
Real Estate Investment Trusts	X	X	X	X	X(15%)	X	X	X(5%)
Recent Market Events	X	X	X	X	X	X	X	X
Restricted Securities					X	X	X
Reverse Repurchase Agreements					X	X	X	X
Roll Transactions						X	X
Sector Risk		X	X	X
Securities Lending	X	X	X	X	X	X	X	X
Short Sales					X	X	X
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities		X	X		X	X	X	X
Commercial Bank Obligations					X	X	X
Savings Association Obligations					X	X	X
Commercial Paper					X	X	X	X
Extendible Commercial Notes					X	X	X

	SA Fidelity Institutional AM® Real Estate Portfolio	SA Fixed Income Index Portfolio	SA Fixed Income Intermediate Index Portfolio	SA Franklin BW U.S. Large Cap Value Portfolio	SA Franklin Small Company Value Portfolio	SA Franklin Systematic U.S. Large Cap Core Portfolio	SA Franklin Systematic U.S. Large Cap Value Portfolio	SA Franklin Tactical Opportunities Portfolio
Variable Amount Master Demand Notes					X	X
Corporate Bonds and Notes	X	X	X		X	X	X	X
U.S. Government Securities	X	X	X		X	X	X	X
Repurchase Agreements					X	X	X	X
Special Purpose Acquisition Companies
Special Situations					X	X	X
Standby Commitments					X	X	X
U.S. Government Securities	X				X	X	X	X
U.S. Treasury Inflation Protection Securities					X	X	X
Unseasoned Companies						X	X	X
Value Investing		X	X	X
Variable Rate Demand Notes						X
Warrants and Rights					X	X	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities		X	X		X	X	X	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds		X	X		X	X	X

	SA Global Index Allocation 60/40 Portfolio	SA Global Index Allocation 75/25 Portfolio	SA Global Index Allocation 90/10 Portfolio	SA Goldman Sachs Multi-Asset Insights Portfolio	SA Index Allocation 60/40 Portfolio	SA Index Allocation 80/20 Portfolio	SA Index Allocation 90/10 Portfolio	SA International Index Portfolio
Asset-Backed Securities	X	X	X		X	X	X
Bank Capital Securities	X	X	X		X	X	X
Borrowing	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities	X	X	X		X	X	X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations	X	X	X		X	X	X
Convertible Securities	X	X	X		X	X	X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X	X	X		X	X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X		X	X	X	X
Defensive Instruments				X
Derivatives	X	X	X	X	X	X	X	X
Forward Foreign Currency Exchange Contracts	X	X	X	X	X	X	X	X
Options and Futures	X	X	X		X	X	X
Futures	X	X	X	X	X	X	X	X
Options	X	X	X		X	X	X
Options on Foreign Currencies	X	X	X		X	X	X
Options on Futures	X	X	X		X	X	X
Options on Securities	X	X	X		X	X	X
Options on Securities Indices	X	X	X		X	X	X
Reset Options	X	X	X		X	X	X
Yield Curve Options	X	X	X		X	X	X
Limitations on Entering into Futures Contracts and Options on Futures	X	X	X		X	X	X
Commodity Exchange Act Regulation	X	X	X		X	X	X	X
Swaps	X	X	X		X	X	X
Basis Swap
Credit Default Swap Agreements	X	X	X	X	X	X	X
Cross-Currency Swaps	X	X	X		X	X	X
Currency Swaps	X	X	X		X	X	X
Equity Swaps Agreements	X	X	X		X	X	X

	SA Global Index Allocation 60/40 Portfolio	SA Global Index Allocation 75/25 Portfolio	SA Global Index Allocation 90/10 Portfolio	SA Goldman Sachs Multi-Asset Insights Portfolio	SA Index Allocation 60/40 Portfolio	SA Index Allocation 80/20 Portfolio	SA Index Allocation 90/10 Portfolio	SA International Index Portfolio
Index Swaps	X	X	X	X	X	X	X
Inflation Swaps	X	X	X		X	X	X
Interest Rate Caps, Collars and Floors	X	X	X		X	X	X
Interest Rate Swap Agreements	X	X	X	X	X	X	X
Mortgage Swaps	X	X	X		X	X	X
Options on Swaps	X	X	X		X	X	X
Total Return Swaps	X	X	X		X	X	X
Risks of Entering into Swap Agreements	X	X	X		X	X	X
Contracts for Difference	X	X	X		X	X	X	X
Emerging Markets	X	X	X	X	X	X	X
Brady Bonds	X	X	X		X	X	X
Chinese Securities	X	X	X		X	X	X
Stock Connect	X	X	X		X	X	X
Russian Securities
Equity Securities	X	X	X	X	X	X	X	X
Preferred Securities	X	X	X		X	X	X
ESG Investment Risk	X	X	X		X	X	X
Fixed Income Securities	X	X	X	X	X	X	X
Inflation-Indexed Securities	X	X	X	X	X	X	X
Lower-Rated, Fixed Income Securities	X	X	X	X	X	X	X
Municipal Securities	X	X	X		X	X	X
Floating Rate Obligations	X	X	X		X	X	X
Foreign Securities	X	X	X	X	X	X	X	X
Foreign Currency	X	X	X	X	X	X	X	X
Hybrid Instruments	X	X	X		X	X	X
Illiquid Investments	X(15%)	X(15%)	X(15%)	X	X(15%)	X(15%)	X(15%)	X
Income Trusts	X	X	X		X	X	X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters	X	X	X		X	X	X
IPO Investing	X	X	X		X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments	X	X	X		X	X	X
Master Limited Partnerships	X	X	X		X	X	X
Mortgage-Backed Securities	X	X	X		X	X	X
GNMA Certificates	X	X	X		X	X	X
FHLMC Certificates	X	X	X		X	X	X
FNMA Certificates	X	X	X		X	X	X
Conventional Mortgage Pass-Through Securities	X	X	X		X	X	X
Collateralized Mortgage Obligations	X	X	X		X	X	X
Stripped Mortgage-Backed Securities	X	X	X		X	X	X
Municipal Bonds	X	X	X		X	X	X
Newly Developed Securities	X	X	X		X	X	X
Non-Diversified Status
Other Investment Companies	X	X	X	X	X	X	X
Exchange Traded Funds	X	X	X	X	X	X	X
Partnership Securities	X	X	X		X	X	X
Passive Foreign Investment Companies	X	X	X		X	X	X
Private Investments in Public Equity	X	X	X		X	X	X
Real Estate Investment Trusts	X	X	X		X	X	X	X
Recent Market Events	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X		X	X	X
Reverse Repurchase Agreements	X	X	X		X	X	X
Roll Transactions	X	X	X		X	X	X
Sector Risk	X	X	X		X	X	X
Securities Lending	X	X	X	X	X	X	X	X

	SA Global Index Allocation 60/40 Portfolio	SA Global Index Allocation 75/25 Portfolio	SA Global Index Allocation 90/10 Portfolio	SA Goldman Sachs Multi-Asset Insights Portfolio	SA Index Allocation 60/40 Portfolio	SA Index Allocation 80/20 Portfolio	SA Index Allocation 90/10 Portfolio	SA International Index Portfolio
Short Sales	X	X	X		X	X	X
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X	X	X	X
Commercial Bank Obligations	X	X	X		X	X	X
Savings Association Obligations	X	X	X		X	X	X
Commercial Paper	X	X	X		X	X	X
Extendible Commercial Notes	X	X	X		X	X	X
Variable Amount Master Demand Notes	X	X	X		X	X	X
Corporate Bonds and Notes	X	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X		X	X	X
Special Purpose Acquisition Companies	X	X	X		X	X	X
Special Situations	X	X	X		X	X	X
Standby Commitments	X	X	X		X	X	X
U.S. Government Securities	X	X	X	X	X	X	X
U.S. Treasury Inflation Protection Securities	X	X	X	X	X	X	X
Unseasoned Companies	X	X	X		X	X	X
Value Investing	X	X	X		X	X	X
Variable Rate Demand Notes	X	X	X		X	X	X
Warrants and Rights	X	X	X		X	X	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X		X	X	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X	X	X		X	X	X

	SA Invesco Growth Opportunities Portfolio	SA Janus Focused Growth Portfolio	SA JPMorgan Diversified Balanced Portfolio	SA JPMorgan Emerging Markets Portfolio	SA JPMorgan Equity- Income Portfolio	SA JPMorgan Large Cap Core Portfolio	SA JPMorgan MFS Core Bond Portfolio	SA JPMorgan Mid-Cap Growth Portfolio
Asset-Backed Securities	X		X				X
Bank Capital Securities	X		X
Borrowing	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities			X				X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations			X				X
Convertible Securities	X		X	X	X		X	X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X		X	X	X	X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X			X		X	X	X
Defensive Instruments	X	X	X	X	X	X	X	X
Derivatives	X		X	X		X	X
Forward Foreign Currency Exchange Contracts	X		X	X
Options and Futures	X		X			X	X
Futures	X		X	X		X	X
Options	X		X	X			X
Options on Foreign Currencies	X		X	X			X
Options on Futures	X		X	X			X
Options on Securities	X		X	X			X
Options on Securities Indices	X		X	X			X
Reset Options	X		X	X			X
Yield Curve Options	X			X			X
Limitations on Entering into Futures Contracts and Options on Futures	X			X			X
Commodity Exchange Act Regulation	X

	SA Invesco Growth Opportunities Portfolio	SA Janus Focused Growth Portfolio	SA JPMorgan Diversified Balanced Portfolio	SA JPMorgan Emerging Markets Portfolio	SA JPMorgan Equity- Income Portfolio	SA JPMorgan Large Cap Core Portfolio	SA JPMorgan MFS Core Bond Portfolio	SA JPMorgan Mid-Cap Growth Portfolio
Swaps	X						X
Basis Swap
Credit Default Swap Agreements	X		X				X
Cross-Currency Swaps	X		X				X
Currency Swaps	X		X				X
Equity Swaps Agreements	X		X
Index Swaps	X						X
Inflation Swaps	X						X
Interest Rate Caps, Collars and Floors	X		X				X
Interest Rate Swap Agreements	X		X				X
Mortgage Swaps	X		X				X
Options on Swaps	X		X				X
Total Return Swaps	X		X				X
Risks of Entering into Swap Agreements	X		X				X
Contracts for Difference	X
Emerging Markets	X		X	X			X
Brady Bonds	X		X	X
Chinese Securities	X		X	X			X
Stock Connect	X		X	X
Russian Securities				X
Equity Securities	X	X	X	X	X	X	X	X
Preferred Securities	X		X	X	X	X		X
ESG Investment Risk	X		X			X
Fixed Income Securities	X		X	X			X	X
Inflation-Indexed Securities	X		X				X
Lower-Rated, Fixed Income Securities			X
Municipal Securities			X				X
Floating Rate Obligations	X		X				X
Foreign Securities	X	X	X	X	X		X	X
Foreign Currency	X		X
Hybrid Instruments	X		X	X			X
Illiquid Investments	X	X	X	X	X	X	X(15%)	X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters	X		X				X
IPO Investing	X		X	X		X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments	X		X				X
Master Limited Partnerships	X		X	X	X
Mortgage-Backed Securities	X		X	X			X
GNMA Certificates	X		X	X			X
FHLMC Certificates	X		X	X			X
FNMA Certificates	X		X	X			X
Conventional Mortgage Pass-Through Securities	X		X				X
Collateralized Mortgage Obligations			X				X
Stripped Mortgage-Backed Securities			X				X
Municipal Bonds			X				X
Newly Developed Securities	X		X	X			X
Non-Diversified Status			X
Other Investment Companies	X		X	X	X	X	X	X
Exchange Traded Funds	X		X	X	X	X	X	X
Partnership Securities	X		X				X
Passive Foreign Investment Companies	X			X			X
Private Investments in Public Equity	X			X
Real Estate Investment Trusts	X				X		X	X
Recent Market Events	X	X	X	X	X	X	X	X

	SA Invesco Growth Opportunities Portfolio	SA Janus Focused Growth Portfolio	SA JPMorgan Diversified Balanced Portfolio	SA JPMorgan Emerging Markets Portfolio	SA JPMorgan Equity- Income Portfolio	SA JPMorgan Large Cap Core Portfolio	SA JPMorgan MFS Core Bond Portfolio	SA JPMorgan Mid-Cap Growth Portfolio
Restricted Securities	X			X			X
Reverse Repurchase Agreements	X		X	X			X
Roll Transactions	X		X				X
Sector Risk	X			X	X		X	X
Securities Lending	X	X	X	X	X	X	X	X
Short Sales	X		X	X
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities	X		X	X	X	X	X
Commercial Bank Obligations	X		X	X			X
Savings Association Obligations	X		X				X
Commercial Paper	X		X	X			X
Extendible Commercial Notes	X		X	X			X
Variable Amount Master Demand Notes	X			X			X
Corporate Bonds and Notes	X		X	X			X
U.S. Government Securities	X		X	X			X	X
Repurchase Agreements	X		X	X			X
Special Purpose Acquisition Companies	X		X
Special Situations	X
Standby Commitments	X						X
U.S. Government Securities	X		X	X			X
U.S. Treasury Inflation Protection Securities	X		X				X
Unseasoned Companies	X		X	X
Value Investing
Variable Rate Demand Notes	X						X
Warrants and Rights	X			X			X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X		X	X		X	X	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X		X			X	X	X

	SA JPMorgan Ultra- Short Bond Portfolio	SA Large Cap Growth Index Portfolio	SA Large Cap Index Portfolio	SA Large Cap Value Index Portfolio	SA MFS Large Cap Growth Portfolio	SA MFS Massachusetts Investors Trust Portfolio	SA MFS Total Return Portfolio	SA Mid Cap Index Portfolio
Asset-Backed Securities	X
Bank Capital Securities
Borrowing	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations	X
Convertible Securities						X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)		X	X	X		X		X
Defensive Instruments	X				X	X	X
Derivatives	X	X	X	X	X	X	X(˃5%)	X
Forward Foreign Currency Exchange Contracts
Options and Futures
Futures	X	X	X	X				X
Options					X(˃25%)	X(˃25%)	X(˃25%)
Options on Foreign Currencies
Options on Futures
Options on Securities
Options on Securities Indices
Reset Options

	SA JPMorgan Ultra- Short Bond Portfolio	SA Large Cap Growth Index Portfolio	SA Large Cap Index Portfolio	SA Large Cap Value Index Portfolio	SA MFS Large Cap Growth Portfolio	SA MFS Massachusetts Investors Trust Portfolio	SA MFS Total Return Portfolio	SA Mid Cap Index Portfolio
Yield Curve Options
Limitations on Entering into Futures Contracts and Options on Futures
Commodity Exchange Act Regulation			X	X				X
Swaps
Basis Swap
Credit Default Swap Agreements
Cross-Currency Swaps
Currency Swaps
Equity Swaps Agreements
Index Swaps
Inflation Swaps
Interest Rate Caps, Collars and Floors
Interest Rate Swap Agreements
Mortgage Swaps
Options on Swaps
Total Return Swaps
Risks of Entering into Swap Agreements
Contracts for Difference								X
Emerging Markets	X				X	X	X
Brady Bonds
Chinese Securities	X				X	X	X
Stock Connect
Russian Securities	X
Equity Securities		X	X	X	X	X	X	X
Preferred Securities						X
ESG Investment Risk	X
Fixed Income Securities	X				X	X	X
Inflation-Indexed Securities	X
Lower-Rated, Fixed Income Securities	X
Municipal Securities	X
Floating Rate Obligations	X
Foreign Securities
Foreign Currency
Hybrid Instruments					X	X	X
Illiquid Investments	X	X	X	X	X(15%)	X(15%)	X(15%)	X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters
IPO Investing					X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments
Master Limited Partnerships
Mortgage-Backed Securities	X
GNMA Certificates	X
FHLMC Certificates	X
FNMA Certificates	X
Conventional Mortgage Pass-Through Securities	X
Collateralized Mortgage Obligations	X
Stripped Mortgage-Backed Securities	X
Municipal Bonds	X
Newly Developed Securities	X
Non-Diversified Status
Other Investment Companies	X
Exchange Traded Funds
Partnership Securities					X	X	X

	SA JPMorgan Ultra- Short Bond Portfolio	SA Large Cap Growth Index Portfolio	SA Large Cap Index Portfolio	SA Large Cap Value Index Portfolio	SA MFS Large Cap Growth Portfolio	SA MFS Massachusetts Investors Trust Portfolio	SA MFS Total Return Portfolio	SA Mid Cap Index Portfolio
Passive Foreign Investment Companies
Private Investments in Public Equity
Real Estate Investment Trusts	X	X	X	X				X
Recent Market Events	X	X	X	X	X	X	X	X
Restricted Securities	X
Reverse Repurchase Agreements	X
Roll Transactions	X
Sector Risk
Securities Lending	X	X	X	X	X	X	X	X
Short Sales					X(25%)	X(25%)	X(25%)
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities	X				X
Commercial Bank Obligations	X
Savings Association Obligations	X
Commercial Paper	X
Extendible Commercial Notes	X
Variable Amount Master Demand Notes
Corporate Bonds and Notes	X
U.S. Government Securities	X
Repurchase Agreements	X
Special Purpose Acquisition Companies
Special Situations	X
Standby Commitments	X
U.S. Government Securities	X
U.S. Treasury Inflation Protection Securities	X
Unseasoned Companies	X
Value Investing	X
Variable Rate Demand Notes	X
Warrants and Rights	X	X	X	X				X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X

	SA PIMCO Global Bond Opportunities Portfolio	SA PIMCO RAE International Value Portfolio	SA PineBridge High-Yield Bond Portfolio	SA Putnam International Value Portfolio	SA Schroders VCP Global Allocation Portfolio	SA Small Cap Index Portfolio	SA T. Rowe Price Allocation Moderately Aggressive Portfolio	SA T. Rowe Price VCP Balanced Portfolio
Asset-Backed Securities	X		X		X		X	X
Bank Capital Securities	X	X	X	X			X	X
Borrowing	X	X(33.33%)	X (˂=33 1∕3%)	X	X	X	X	X
Credit Risk Transfer Securities	X	X					X	X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations	X(10% CLO)		X		X		X	X
Convertible Securities	X	X(10%)	X	X	X		X	X
Corporate Actions	X	X	X	X	X	X	X	X
Counterparty and Third Party Risk	X	X	X	X	X		X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X		X	X	X
Defensive Instruments	X	X	X	X	X		X	X
Derivatives	X	X	X	X	X	X	X	X
Forward Foreign Currency Exchange Contracts	X	X	X	X			X	X
Options and Futures	X	X	X		X		X	X

	SA PIMCO Global Bond Opportunities Portfolio	SA PIMCO RAE International Value Portfolio	SA PineBridge High-Yield Bond Portfolio	SA Putnam International Value Portfolio	SA Schroders VCP Global Allocation Portfolio	SA Small Cap Index Portfolio	SA T. Rowe Price Allocation Moderately Aggressive Portfolio	SA T. Rowe Price VCP Balanced Portfolio
Futures	X	X	X		X	X	X	X
Options	X	X			X		X	X
Options on Foreign Currencies	X	X					X	X
Options on Futures	X	X					X	X
Options on Securities	X	X					X	X
Options on Securities Indices	X	X					X	X
Reset Options	X	X					X	X
Yield Curve Options	X	X					X	X
Limitations on Entering into Futures Contracts and Options on Futures			X				X	X
Commodity Exchange Act Regulation			X			X	X	X
Swaps	X	X	X		X		X	X
Basis Swap
Credit Default Swap Agreements	X	X	X				X	X
Cross-Currency Swaps	X	X					X	X
Currency Swaps	X	X					X	X
Equity Swaps Agreements	X	X					X	X
Index Swaps	X	X					X	X
Inflation Swaps	X	X					X	X
Interest Rate Caps, Collars and Floors	X	X					X	X
Interest Rate Swap Agreements	X	X					X	X
Mortgage Swaps	X	X					X	X
Options on Swaps	X	X					X	X
Total Return Swaps	X	X	X		X		X	X
Risks of Entering into Swap Agreements							X	X
Contracts for Difference	X	X				X	X	X
Emerging Markets	X	X	X	X	X		X	X
Brady Bonds	X	X	X				X	X
Chinese Securities	X	X	X				X	X
Stock Connect	X	X					X	X
Russian Securities			X				X	X
Equity Securities	X(20%)	X	X (˂=10%)	X(80%)	X	X	X	X
Preferred Securities	X(10%)	X	X	X			X	X
ESG Investment Risk			X		X		X	X
Fixed Income Securities	X		X (˃=80%)	X(20%)	X		X	X
Inflation-Indexed Securities	X		X		X		X	X
Lower-Rated, Fixed Income Securities	X		X (˃=80%)	X	X		X	X
Municipal Securities	X		X		X		X	X
Floating Rate Obligations	X		X		X		X	X
Foreign Securities	X	X	X	X(80%)	X		X	X
Foreign Currency	X	X	X		X		X	X
Hybrid Instruments	X	X	X (˂=10%)	X(10%)			X	X
Illiquid Investments	X	X(15%)	X (˂=15%)	X(15%)	X	X	X(15%)	X(15%)
Income Trusts	X	X	X				X	X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X
Inverse Floaters	X						X	X
IPO Investing	X			X			X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X
Loan Participations and Assignments	X	X	X				X	X
Master Limited Partnerships	X	X	X				X	X
Mortgage-Backed Securities	X			X	X		X	X
GNMA Certificates	X			X			X	X
FHLMC Certificates	X			X			X	X
FNMA Certificates	X			X			X	X
Conventional Mortgage Pass-Through Securities	X			X			X	X

	SA PIMCO Global Bond Opportunities Portfolio	SA PIMCO RAE International Value Portfolio	SA PineBridge High-Yield Bond Portfolio	SA Putnam International Value Portfolio	SA Schroders VCP Global Allocation Portfolio	SA Small Cap Index Portfolio	SA T. Rowe Price Allocation Moderately Aggressive Portfolio	SA T. Rowe Price VCP Balanced Portfolio
Collateralized Mortgage Obligations	X			X			X	X
Stripped Mortgage-Backed Securities	X			X			X	X
Municipal Bonds	X		X	X	X		X	X
Newly Developed Securities	X	X		X			X	X
Non-Diversified Status	X
Other Investment Companies	X	X	X (3/5/10 Rule)	X	X		X	X
Exchange Traded Funds	X	X	X (3/5/10 Rule)	X	X		X	X
Partnership Securities	X	X	X				X	X
Passive Foreign Investment Companies	X	X					X	X
Private Investments in Public Equity	X	X					X	X
Real Estate Investment Trusts	X	X	X	X	X	X	X	X
Recent Market Events	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X				X	X
Reverse Repurchase Agreements	X(33.33%)	X(33.33%)		X			X	X
Roll Transactions							X	X
Sector Risk			X				X	X
Securities Lending	X(33.33%)	X(33.33%)	X (˂=33 1∕3%)	X	X	X	X	X
Short Sales	X	X					X	X
Short-Term Investments	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X			X	X
Commercial Bank Obligations	X	X		X			X	X
Savings Association Obligations	X	X		X			X	X
Commercial Paper	X	X	X	X			X	X
Extendible Commercial Notes	X	X		X			X	X
Variable Amount Master Demand Notes	X			X			X	X
Corporate Bonds and Notes	X	X	X	X			X	X
U.S. Government Securities	X	X	X	X			X	X
Repurchase Agreements	X	X		X			X	X
Special Purpose Acquisition Companies	X	X	X				X	X
Special Situations	X	X	X				X	X
Standby Commitments	X	X					X	X
U.S. Government Securities	X	X	X	X	X		X	X
U.S. Treasury Inflation Protection Securities	X		X		X		X	X
Unseasoned Companies	X	X					X	X
Value Investing		X	X	X			X	X
Variable Rate Demand Notes							X	X
Warrants and Rights	X(5%)	X(10%)	X	X	X	X	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X				X	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X		X		X		X	X

	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	SA VCP Index Allocation Portfolio
Asset-Backed Securities	X	X	X
Bank Capital Securities	X	X	X
Borrowing	X	X	X
Credit Risk Transfer Securities	X	X	X
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations	X	X	X
Convertible Securities	X	X	X
Corporate Actions	X	X	X
Counterparty and Third Party Risk	X	X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X

	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	SA VCP Index Allocation Portfolio
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X
Defensive Instruments	X	X
Derivatives	X	X	X
Forward Foreign Currency Exchange Contracts	X	X	X
Options and Futures	X	X	X
Futures	X	X	X
Options	X	X	X
Options on Foreign Currencies	X	X	X
Options on Futures	X	X	X
Options on Securities	X	X	X
Options on Securities Indices	X	X	X
Reset Options	X	X	X
Yield Curve Options	X	X	X
Limitations on Entering into Futures Contracts and Options on Futures	X	X	X
Commodity Exchange Act Regulation	X	X	X
Swaps	X	X	X
Basis Swap
Credit Default Swap Agreements	X	X	X
Cross-Currency Swaps	X	X	X
Currency Swaps	X	X	X
Equity Swaps Agreements	X	X	X
Index Swaps	X	X	X
Inflation Swaps	X	X	X
Interest Rate Caps, Collars and Floors	X	X	X
Interest Rate Swap Agreements	X	X	X
Mortgage Swaps	X	X	X
Options on Swaps	X	X	X
Total Return Swaps	X	X	X
Risks of Entering into Swap Agreements	X	X	X
Contracts for Difference	X	X	X
Emerging Markets	X	X	X
Brady Bonds	X	X	X
Chinese Securities	X	X	X
Stock Connect	X	X	X
Russian Securities
Equity Securities	X	X	X
Preferred Securities	X	X	X
ESG Investment Risk	X	X	X
Fixed Income Securities	X	X	X
Inflation-Indexed Securities	X	X	X
Lower-Rated, Fixed Income Securities	X	X	X
Municipal Securities	X	X	X
Floating Rate Obligations	X	X	X
Foreign Securities	X	X	X
Foreign Currency	X	X	X
Hybrid Instruments	X	X	X
Illiquid Investments	X(15%)	X(15%)	X(15%)
Income Trusts	X	X	X
Interfund Borrowing and Lending Program	X	X	X
Inverse Floaters	X	X	X
IPO Investing	X	X	X
Liquidity Risk Management	X	X	X
Loan Participations and Assignments	X	X	X
Master Limited Partnerships	X	X	X
Mortgage-Backed Securities	X	X	X
GNMA Certificates	X	X	X

	SA VCP Dynamic Allocation Portfolio	SA VCP Dynamic Strategy Portfolio	SA VCP Index Allocation Portfolio
FHLMC Certificates	X	X	X
FNMA Certificates	X	X	X
Conventional Mortgage Pass-Through Securities	X	X	X
Collateralized Mortgage Obligations	X	X	X
Stripped Mortgage-Backed Securities	X	X	X
Municipal Bonds	X	X	X
Newly Developed Securities	X	X	X
Non-Diversified Status
Other Investment Companies	X	X	X
Exchange Traded Funds	X	X	X
Partnership Securities	X	X	X
Passive Foreign Investment Companies	X	X	X
Private Investments in Public Equity	X	X	X
Real Estate Investment Trusts	X	X	X
Recent Market Events	X	X	X
Restricted Securities	X	X	X
Reverse Repurchase Agreements	X	X	X
Roll Transactions	X	X	X
Sector Risk	X	X	X
Securities Lending	X	X	X
Short Sales	X	X	X
Short-Term Investments	X	X	X
Money Market Securities	X	X	X
Commercial Bank Obligations	X	X	X
Savings Association Obligations	X	X	X
Commercial Paper	X	X	X
Extendible Commercial Notes	X	X	X
Variable Amount Master Demand Notes	X	X	X
Corporate Bonds and Notes	X	X	X
U.S. Government Securities	X	X	X
Repurchase Agreements	X	X	X
Special Purpose Acquisition Companies	X	X	X
Special Situations	X	X	X
Standby Commitments	X	X	X
U.S. Government Securities	X	X	X
U.S. Treasury Inflation Protection Securities	X	X	X
Unseasoned Companies	X	X	X
Value Investing	X	X	X
Variable Rate Demand Notes	X	X	X
Warrants and Rights	X	X	X
When-Issued, Delayed-Delivery and Forward Commitment Securities	X	X	X
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X	X	X

APPENDIX B
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and security firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund Assessments
Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market
B - 1

risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-bf	Bond Funds assessed Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds assessed Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds assessed A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds assessed Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds assessed Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds assessed B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds assessed Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds assessed Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds assessed C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund Assessments
Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
B - 2

S&P Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise we impute; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

B - 3

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
B - 4

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-
looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global
Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-
grade level and/or the issuer’s bonds were deemed taxable. Discontinued
use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’
suffix. Discontinued use as of December 2014 and as of August 2015 for
Lloyd’s Syndicate Assessments.

B - 5

Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P
Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 16, 2025
Fitch Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
B - 6

C	Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD
Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.
Fitch Short-Term Ratings Assigned to Issuers or Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Outlooks and Watches
Rating Outlooks and Watches are mutually exclusive.
Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with
B - 7

Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Outlook Revision
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.
Additional Usage of Primary Credit Rating Scales
Expected Ratings
Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as
(EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger).Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.While ratings typically only remain as
“expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected
Ratings are applicable to both public and private ratings.

B - 8

Private Ratings
Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings
Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings
Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings
Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews
Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade*	The rating has been raised in the scale.
Downgrade*	The rating has been lowered in the scale.
Reviewed No Action*
The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/ Paid-In-Full*
‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
B - 9

Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria
Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of
UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions
or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not
Rated.

Criteria Observation Removed
UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade;
with these actions, the annual review requirement is also met. Where a rating action has not been taken, a
Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.
* A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.
Fitch Ratings as of September 19, 2025
B - 10

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
SUNAMERICA SERIES TRUST
(the “Trust”)
(Class 1 and Class 3 Shares)

SA AMERICAN FUNDS® GROWTH PORTFOLIO
SA AMERICAN FUNDS® GLOBAL GROWTH PORTFOLIO
SA AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
SA AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO
SA AMERICAN FUNDS® VCP MANAGED ALLOCATION PORTFOLIO
This Statement of Additional Information (“SAI”) relates to the five portfolios of the Trust listed above (each, a “Portfolio,” and, collectively, the “Portfolios”). A separate SAI describes the Trust’s other series.
This SAI is not a prospectus and should be read in conjunction with the Portfolios’ current prospectus dated May 1, 2026 (the “Prospectus”) as amended or supplemented from time to time. As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ prospectuses as well as the Master Funds’ SAIs. The Master Funds’ SAIs are incorporated herein by reference.
The audited financial statements of each Portfolio for the fiscal year ended December 31, 2025 are incorporated into this SAI by reference to the Portfolios’ Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on Form N-CSR (the “Annual Report”). The Prospectus is also incorporated into this SAI by reference. Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus and/or Annual Report, as well as the Master Funds’ prospectuses, SAI and annual report, may be obtained by visiting https://venerable.onlineprospectus.net/funds/sast_sst/, calling toll free at (800) 445-7862, or by writing the Trust at the address below.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

i

THE TRUST
SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its Declaration of Trust (the “Declaration”). The Trust is composed of 59 separate portfolios; the five Master-Feeder Portfolios (SA American Funds® Growth, SA American Funds® Global Growth, SA American Funds® Growth-Income, SA American Funds® Asset Allocation and SA American Funds® VCP Managed Allocation Portfolios) are discussed herein. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.
The Growth, Global Growth, Growth-Income, and Asset Allocation Portfolios, as defined below, commenced operations on September 1, 2006. The SA American Funds® VCP Managed Allocation Portfolio (formerly the SA American® Funds VCPSM Managed Asset Allocation Portfolio, the VCPSM Managed Asset Allocation SAST Portfolio and the Protected Asset Allocation SAST Portfolio) commenced operations on October 15, 2012. The Trustees approved the renaming of the Protected Asset Allocation SAST Portfolio to VCPSM Managed Asset Allocation SAST Portfolio effective August 12, 2013.
The Trustees approved the renaming of the Portfolios effective October 6, 2017: (a) American Funds® Growth SAST Portfolio to SA American Funds® Growth Portfolio; (b) American Funds® Global Growth SAST Portfolio to SA American Funds® Global Growth Portfolio; (c) American Funds® Growth-Income SAST Portfolio to SA American Funds® Growth-Income Portfolio; (d) American Funds® Asset Allocation SAST Portfolio to SA American Funds® Asset Allocation Portfolio; and (e) VCPSM Managed Asset Allocation SAST Portfolio to SA American Funds® VCPSM Managed Asset Allocation Portfolio. In addition, the Trustees approved the renaming of the SA American Funds® VCP Managed Asset Allocation Portfolio to the SA American Funds® VCP Managed Allocation Portfolio, effective December 17, 2018.
Each Portfolio described in this SAI operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its assets in another registered open-end management investment company, a “master fund,” which invests directly in individual securities or the American Funds Insurance Series® – Growth-Income Fund and the American Funds Insurance Series® – Bond Fund, as applicable. Each master fund (each, a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (the “Series”). Each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests. Each Portfolio’s corresponding Master Fund is listed below:
Portfolio	Master Fund
SA American Funds® Growth Portfolio (“Growth Portfolio”)	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)
SA American Funds® Global Growth Portfolio (“Global Growth Portfolio”)	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)
SA American Funds® Growth-Income Portfolio (“Growth-Income Portfolio”)	American Funds Insurance Series® Growth-Income Fund (“Master Growth-Income Fund”)
SA American Funds® Asset Allocation Portfolio (“Asset Allocation Portfolio”)	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)
SA American Funds® VCP Managed Allocation Portfolio (“VCP Managed Portfolio”)	American Funds Insurance Series® Managed Risk Growth-Income Fund (“Master Managed Risk Fund”)[1]
1 Prior to December 17, 2018, the Master Fund of the VCP Managed Portfolio was American Funds Insurance Series® Managed Risk Asset Allocation Fund.
Each Portfolio invests in Class 1 shares of the Master Funds except for the VCP Managed Portfolio, which invests in Class P1 shares of the Master Managed Risk Fund. As feeder funds, the Portfolios do not pay their investment adviser, SunAmerica Asset Management, LLC (“SunAmerica”), for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board” or the “Board of Trustees,” and the members of which are referred to as “Trustees”) determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund);
1

(2) approving SunAmerica, the Portfolios’ investment adviser, to manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SunAmerica; or (3) taking any other appropriate action.
INVESTMENT POLICIES AND RESTRICTIONS
Under the master-feeder structure, each Portfolio invests all or substantially all of its assets in the shares of a single Master Fund. The investment policies and restrictions of each Master Fund are described in the Master Funds’ respective SAIs. The Portfolios are indirectly subject to the risks associated with the Master Funds’ investment policies and restrictions.
Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser. The Trust has received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Commodity Exchange Act Regulation. Each Portfolio (other than the VCP Managed Portfolio) is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio (other than the VCP Managed Portfolio) is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (“CFTC”).
With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
With respect to the VCP Managed Portfolio, the Master Managed Risk Fund is deemed to be a “commodity pool” and the Master Managed Risk Fund’s investment adviser is considered a “commodity pool operator” with respect to the Master Managed Risk Fund under the CEA. In addition, SunAmerica is considered a “commodity pool operator” with respect to the VCP Managed Portfolio. The regulatory requirements governing the use of futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on futures, certain swaps or certain other investments could change at any time.
Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Portfolio, a Portfolio’s Adviser, Subadviser, Directed Services LLC (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and negatively impact a Portfolio’s business operations, potentially resulting in financial losses to a Portfolio.
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The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolios, impact the ability to calculate net asset values (“NAVs”), cause the release and possible destruction of confidential information, and/or subject a Portfolio or a Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.
The Adviser may seek to use AI in its business, operating, and investment activities, and expects a Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
Recent political and diplomatic events within the United States, such as heightened political polarization, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.
In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
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Europe and U.K. Developments
Investments in European issuers may be affected by political, regulatory and economic developments within the European Union (“EU”), the Eurozone and the United Kingdom (“UK”), and by the high degree of interdependence among European economies and financial institutions. Periods of fiscal strain or banking-sector stress in one member state can transmit to others through trade, funding and confidence channels, affecting liquidity, credit conditions and asset valuations across the region. Eurozone members are subject to common monetary policy administered by the European Central Bank (“ECB”) and to fiscal and budgetary frameworks that may not address country-specific conditions. Policy actions by European authorities may not achieve intended results and can have unforeseen market effects. The UK’s withdrawal from the EU and subsequent UK/EU regulatory divergence continue to create legal, policy and market uncertainties that may affect European and UK issuers, currencies and market liquidity.
European markets are sensitive to changes in interest-rate and currency regimes (including the euro and British pound) and to sanctions, export controls and other geopolitical measures that may alter index composition, investability and trading liquidity (for example, in connection with the Russia-Ukraine conflict discussed below). Certain countries in Central and Eastern Europe remain less developed and can exhibit emerging-market characteristics, including thinner liquidity, greater political and economic volatility, and more limited corporate disclosure and shareholder protections. European markets may also be affected by terrorist attacks and large-scale migration pressures, which can disrupt economic activity and policy responses and contribute to volatility in currencies, funding markets and risk assets. Market dislocations in Europe can lead to increased volatility, wider bid-ask spreads and valuation uncertainty, and, in stressed environments, some European instruments have experienced negative yields; such conditions could recur and adversely affect a Portfolio’s performance.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios.
Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
Israel-Hamas War and Other Conflicts in the Middle East
The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.
Geopolitical tensions or armed conflict involving Iran, and any related disruptions in the Persian Gulf or the Strait of Hormuz, could impair crude oil and liquefied natural gas shipping, increase energy price volatility, affect inflation expectations and interest rates, and adversely impact issuers with energy-sensitive input costs or transportation exposures.
Additionally, other Middle Eastern conflicts, including, but not limited to, instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts have the potential to cause significant market disruptions and affect investor confidence.
Infectious Illness.
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The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
INFORMATION ON THE MASTER MANAGED RISK FUND
The Master Managed Risk Fund is a non-diversified investment company, which allows it to invest a greater percentage of its assets in any one issuer. The Master Managed Risk Fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to variable products so that the Master Managed Risk Fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Dividends, Distributions and Taxes.”)
The Master Managed Risk Fund pursues its investment objective in part by investing in shares of the American Funds Insurance Series®—Growth-Income Fund and American Funds Insurance Series®—Bond Fund (the “Underlying Funds”). The Underlying Funds may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT RESTRICTIONS
Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds’ investment restrictions, even if the Master Funds’ restrictions are more restrictive. If SunAmerica or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds’ investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made, except with respect to a Portfolio’s borrowing policy.
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
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6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
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With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.
Note, however, that the fundamental investment limitations described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.
The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required to withdraw a Portfolio’s entire investment from its corresponding Master Fund.
Information about the Master Funds’ investment restrictions is included in the Master Funds’ respective SAIs.
INSURANCE LAW RESTRICTIONS
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under Variable Contracts, SunAmerica or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which SunAmerica may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
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MAJOR SHAREHOLDERS
As of the date of this SAI, American General Life Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York (“USL”), and The Variable Life Insurance Company (“VALIC,” and together with AGL and USL, the “Life Companies”) were the record and beneficial owners of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in “control” of each Portfolio, as applicable, as “control” is defined in the 1940 Act.
TRUSTEES AND OFFICERS OF THE TRUST
Management Information
The following tables list the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors, trustees and/or officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.
Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021– Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present).	73	Director, Pentair (sustainable water solutions) (2023- Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko 1948	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	73	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Christianne F. Kerns 1958	Trustee	2023– Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	73	None.
Charles H. Self III 1957	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	73	None.
Martha B. Willis 1960	Trustee and Chair	2023– Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020- 2022).	73	None.
Bruce G. Willison 1948	Trustee	2001– Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011- Present); Director of Specialty Family Foundation (2013-2025).	73	Director, Grandpoint Bank (banking) (2011-2017); Director of NiQ (2016- 2020).

Interested Trustees
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Timothy W. Brown[4,5] 1968	Trustee	2026– Present	Executive Vice President, SunAmerica (2026-Present); President of Venerable Investment Advisers, LLC (2023-Present); Executive Vice President, Chief Legal Officer & Corporate Secretary of Venerable Holdings, Inc. (2018- Present); President & Chief Executive Officer of Venerable Insurance and Annuity Company (2022- 2024); President & Chief Executive Officer of Corporate Solutions Life Reinsurance Company (2022-2024).	98	Minority Corporate Counsel Association N-Gen Advisory Board (2024-Present); The Federation of Iowa Insurers (2018-Present).
John T. Genoy[4] 1968	President and Trustee	2021– Present	President and Board Member (2021-Present), Chief Operating Officer (2006-2025), Chief Financial Officer and Director (2002- 2021) and Senior Vice President (2004-2021), SunAmerica; President (SunAmerica), Venerable (2026-Present); President (SunAmerica), Corebridge (2021-2025); Chairman, AIG Federal Savings Bank (2013- 2023).	73	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).
3
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
4
Messrs. Genoy and Brown are Interested Trustees by virtue of their positions as officers of SunAmerica.
5
Effective January 1, 2026, Mr. Brown was appointed as an Interested Trustee to the Trust’s Board.
Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).
Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017– Present
Vice President, Trust Chief Compliance Officer and Head of
Compliance (SunAmerica), Venerable (2026-Present); Vice
President and Chief Compliance Officer, Seasons Series Trust,
SunAmerica Series Trust (2017-Present); Vice President and
Chief Compliance Officer, VALIC Company I (2017-2025); Vice
President and Chief Compliance Officer– Mutual Funds (2017-
2025) and Chief Compliance Officer- Institutional Markets
(2023-2025), Corebridge; Chief Compliance Officer, VALIC
Retirement Services Company (2017-2019).

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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present
Vice President, SunAmerica (1999-Present); Vice President -
Fund Administration (SunAmerica), Venerable (2026-Present);
Vice President (1999-2025), Head of Mutual Fund
Administration (2014-2025), Corebridge; Director, Corebridge
Capital Services, Inc. (2021-2025); Treasurer, SunAmerica
Series Trust, Seasons Series Trust (2014-Present); Treasurer,
VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026– Present
Vice President, General Counsel and Secretary, SunAmerica
(2026-Present); Vice President and Deputy General Counsel,
Venerable (2023-Present); General Counsel and Secretary,
Venerable Investment Advisers, LLC (2023-Present); Vice
President, Assistant Secretary and Associate General Counsel,
Equitable Investment Management Group, LLC (2022-2023);
Vice President, Assistant Secretary and Associate General
Counsel, Equitable Investment Management, LLC (2023);
employee of Equitable Financial (2022-2023); Vice President,
Legal and Compliance, Morgan Stanley Investment Management
(2017-2022).

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006– Present
Chief Compliance Officer (2006-Present) and Vice President
(2011-Present), SunAmerica; Assistant Vice President and Chief
Compliance Officer (SunAmerica), Venerable (2026-Present),
Senior Vice President (2025), Vice President (2011-2025) and
Chief Compliance Officer (2006-2025), Corebridge; Anti-Money
Laundering Compliance Officer, SunAmerica Mutual Fund
Complex (2006-Present).

Michal Levy 1979	Senior Vice President	2026– Present
Senior Vice President and Board Member of SunAmerica (2026-
Present); Senior Vice President and Head of Venerable
Investment Advisers, LLC (2023-Present); Head of VIA of
Venerable (2023-Present); Director (2014-2023), President
(2021-2023) and Chief Operating Officer (2017-2023) of
Equitable Investment Management Group, LLC; Executive Vice
President and Chief Operating Officer of Equitable Investment
Management, LLC (2023)

Salimah Shamji 1971	Vice President	2020– Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management– Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008- 2025).
Shawn Parry 1972	Vice President and Assistant Treasurer	2014– Present	Director - Fund Administration (SunAmerica), Venerable (2026- Present); Vice President, Corebridge (2014-2025).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica to manage the Portfolio on a day-to-day basis.  The Board is responsible for overseeing SunAmerica and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Compliance and Risk Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs
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of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Independent Trustees
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.
Martha B. Willis. Ms. Willis has served as a Trustee since 2023, and Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of
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TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.
The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.
Interested Trustees
John T. Genoy. Mr. Genoy has served as a Trustee since 2021. President and Co-Head of SunAmerica, Venerable since 2026, he currently serves as President and Chief Operating Officer of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
Timothy W. Brown. Mr. Brown has served as a Trustee since 2026. He joined Venerable Investment Advisers, LLC in 2023 and also serves as Executive Vice President, Chief Legal Officer, and Secretary of VA Capital Company LLC, Venerable Holdings, Inc., Venerable Insurance and Annuity Company, Corporate Solutions Life Reinsurance Company, Rocky Range, Inc., and VIAC Services Company. He previously served as President, Chief Executive Officer, Chief Legal Officer and Secretary of Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company from 2022 to 2024. He has a background in the financial services industry, has held senior management positions with asset management and insurance companies, and has multiple years of service on the boards of private companies and organizations.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets each Portfolio of the Annuity Funds. Messrs. Genoy and Brown, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended December 31, 2025.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2025.
The Compliance and Risk Committee is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee met 3 times during the fiscal year ended December 31, 2025.
As of March 31, 2026, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
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Trustee Ownership of Shares of SunAmerica Portfolios
The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2025.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustees
John T. Genoy	0	0
Timothy W. Brown[3]	N/A	N/A

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (59 portfolios) and SST (14 portfolios).
3
Mr. Brown was appointed as an Interested Trustee to the Trust’s Board effective January 1, 2026.
As of December 31, 2025, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, a subadviser or the Distributor, or any person (other than a registered investment company), directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of Venerable or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2025. The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.
TRUSTEE	AGGREGATE COMPENSATION FROM THE PORTFOLIOS IN THIS SAI	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES[1]
Tracey C. Doi	$25,004	—	$252,500
Jane Jelenko	25,747	—	260,000
Christianne F. Kerns	24,925	—	251,667
Charles H. Self III	23,767	—	240,000
Martha B. Willis	23,767	—	240,000
Bruce G. Willison	32,184	—	325,000

1
As of December 31, 2025, the Fund Complex included the Trust (59 portfolios) and SST (14 portfolios).
For information about the Master Funds’ officers and trustees, including their compensation and board leadership structure, please refer to the Master Funds’ respective SAIs.
INVESTMENT ADVISORY AND RELATED AGREEMENTS
Investment Manager to the Portfolios
SunAmerica, located at One World Trade Center, Suite J, 49th Floor, New York, NY 10007, is the investment adviser for each of the Portfolios, except for portfolio management services. SunAmerica is a limited liability company organized under the laws of the State of Delaware.
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SunAmerica will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Funds, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios’ investment objectives and policies; (ii) preparation of additional filings of financial statements (N-CSRs) that result from the Portfolios having a separate fiscal year-end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Funds’ officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of the Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds’ officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds’ officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and (xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.
Investment Advisory and Management Agreement
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “SunAmerica Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of Venerable.
Under the SunAmerica Advisory Agreement, if a Portfolio ceases to operate as part of a master-feeder fund structure, SunAmerica, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SunAmerica would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio’s and VCP Managed Portfolio’s) average daily net assets, accrued daily and paid monthly. Currently, SunAmerica is waiving 0.60% (0.70% for Global Growth Portfolio and VCP Managed Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios.  SunAmerica is contractually waiving fees and/or reimbursing expenses so that the total net expense ratio of Class 1 and Class 3 shares of the VCP Managed Portfolio does not exceed 0.28% and  0.53%, respectively. Annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the VCP Managed Portfolio. SunAmerica may voluntarily reimburse additional amounts to increase return to a Portfolio’s investors. SunAmerica may terminate all such voluntary waivers and/or reimbursements at any time. Any waivers and/or reimbursements, with the exception of advisory fee waivers, made by SunAmerica with respect to the Portfolios are subject to recoupments from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements; provided that such payments to SunAmerica will not be made if it would cause the Total Annual Portfolio Operating Expenses of the Portfolio or class thereof to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation in effect, if any. The material terms of the SunAmerica Advisory Agreement that would take effect if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
The SunAmerica Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the SunAmerica Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of
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printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The SunAmerica Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the SunAmerica Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The SunAmerica Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the SunAmerica Advisory Agreement. The SunAmerica Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the SunAmerica Advisory Agreement, SunAmerica is not liable to the Trust or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the SunAmerica Advisory Agreement for the last three fiscal years:
Portfolio	2025	2024	2023
SA American Funds Growth	$9,874,244	$8,589,234	$6,799,366
SA American Funds Global Growth	3,655,192	3,691,485	3,487,534
SA American Funds Growth-Income	4,412,239	4,061,767	3,370,442
SA American Funds Asset Allocation	15,828,930	15,943,973	14,546,291
SA American Funds VCP Managed Allocation	17,450,790	18,445,267	17,545,390
For the fiscal years ended December 31, 2025, 2024 and 2023, SunAmerica agreed to waive advisory fees as follows:
Portfolio	2025	2024	2023
SA American Funds Growth	$6,970,055	$6,062,989	$4,799,553
SA American Funds Global Growth	2,693,299	2,720,042	2,569,762
SA American Funds Growth-Income	3,114,522	2,867,130	2,379,136
SA American Funds Asset Allocation	11,173,362	11,254,569	10,267,970
SA American Funds VCP Managed Allocation	12,858,477	13,591,249	12,928,182
For the fiscal years ended December 31, 2025, 2024 and 2023, SunAmerica did not reimburse expenses for any of the Portfolios.  The Portfolios had no recoupments during the last three fiscal years.
Investment Manager to the Master Funds
Capital Research is the investment adviser for each Master Fund. The Investment Advisory and Service Agreements (the “Agreements”) between the Series and Capital Research continue in effect for an initial period of two years, unless sooner terminated, and may be renewed from year to year thereafter; provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party. The Agreements provide that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the
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investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees. The Master Funds’ respective SAIs contain additional information about the Agreements, including the total fees received for each of the last three fiscal years.
Subadvisory Agreements
SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event a Portfolio is no longer part of a master-feeder structure, the exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief. SunAmerica may terminate any subadvisory agreement with a subadviser without shareholder approval.
Portfolio Participation Agreements
The Trust, the Life Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the “Master-Feeder Participation Agreement”). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares (Class P1 shares of Master Managed Risk Fund) of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 or Class P1 shares by the Portfolios, as applicable. The Trust and the Life Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Life Companies.
ADMINISTRATIVE SERVICES
Capital Research and its affiliates provide certain administrative services to the Master Funds’ Class 1 and Class P1 shareholders, including certain Portfolios. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Master Fund shareholders. Capital Research does not provide these services directly to Portfolio shareholders.
These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Funds and Capital Research relating to Class 1 shares and Class P1 shares. The Administrative Agreement will continue in effect until April 30, 2027, unless sooner terminated, and may be renewed from year to year thereafter; provided that any such renewal has been specifically approved by the vote of a majority of the Trustees to the Master Funds who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. Capital Research may terminate the Administrative Agreement upon 60 days’ written notice to the Master Funds. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of 0.01% of each Master Fund’s average daily net assets for Class 1 shares for administrative services provided to the share class. Class P1 shares are not subject to an administrative services fee. Administrative services fees are paid monthly and accrued daily. For more information about the service fees paid by each of the Master Funds, please see the accompanying SAI.
PORTFOLIO MANAGERS
Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the Portfolios are managed indirectly by the Master Funds’ portfolio managers (“Portfolio Managers”). You can find out more information about each Master Fund’s Portfolio Managers in the accompanying Master Fund SAI. The Master Funds’ respective SAIs contain information about each Portfolio Manager’s compensation, portfolio holdings, personal securities trading and other accounts managed.
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PERSONAL SECURITIES TRADING
The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act. The SunAmerica Code restricts the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement and instructions concerning how this document can be obtained may be found on the back cover of the Trust’s Prospectus. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SunAmerica Code by access persons of the Trust or any subadviser during the quarter.
DISTRIBUTION AGREEMENT
The Trust, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolios to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to the Portfolios, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
The Master Funds’ respective SAIs have more information about the Master Funds’ principal underwriter and the Master Funds’ distribution arrangements.
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for the Portfolios’ Class 1 shares (the “Class 1 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the Class 1 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1 and Class 3 shares of the Portfolio.
The following table sets forth the account maintenance and service fees the Distributor received from the Portfolios for Class 3 shares for the fiscal year ended December 31, 2025.
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2025
PORTFOLIO	Class 3
SA American Funds Growth	$2,896,541
SA American Funds Global Growth	958,355
SA American Funds Growth-Income	1,293,180
SA American Funds Asset Allocation	4,639,507
SA American Funds VCP Managed Allocation	4,589,738
The Master Funds do not charge a 12b-1 fee for the shares in which the Portfolios invest. However, the Series has adopted a plan of distribution (the “Plan”) for the Class P1 shares of the Master Managed Risk Fund, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Series may expend up to 0.25% of the assets of Class P1 shares. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan. See the Master Managed Risk Fund’s SAI for more information on the Plan.
INSURANCE COMPANY COMPENSATION
The insurance companies, through which the Master Managed Risk Fund’s Class P1 shares are available, provide certain administrative services for the separate accounts that hold the shares of the Master Managed Risk Fund and for the contractholders for which the shares of the Master Managed Risk Fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. These services are provided pursuant to an Insurance Administrative Services Plan adopted by the Series. Under this agreement, the life insurers receive 0.25% of the Master Managed Risk Fund’s average daily net assets.
In addition, Capital Client Group, Inc. (formerly, “American Funds Distributors, Inc.”), the Master Funds’ principal underwriter, at its expense, currently makes payments to certain of the insurance companies that use the Master Funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by Capital Client Group, Inc. for insurance company sales forces.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash,  securities of other regulated investment companies,  U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
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Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
Distributions received by a Portfolio from a Master Fund attributable to the Master Fund’s investment company taxable income including short-term capital gains are taxable as dividend income to that Portfolio. Distributions received by a Portfolio from a Master Fund attributable to the excess of the Master Fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Master Fund’s shares. Upon the sale or other disposition by a Portfolio of shares of any Master Fund, the Portfolio will realize a capital gain or loss that will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will “look-through” its investment in qualifying regulated investment companies (including the Master Funds), partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
Each Master Fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which a Master Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Master Fund generally will not pay any U.S. federal income or excise tax. The Master Funds are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Master Funds also applies to the Portfolios.
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A Portfolio or Master Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio or Master Fund were to sell its shares to other categories of shareholders, the Portfolio or Master Fund may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio or Master Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). Over-the-counter (“OTC”) options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of
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losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on the marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known and is expected to vary. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local and foreign taxes.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended December 31, 2025, none of the Portfolios had capital loss carry-forwards.
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Each Master Fund has elected to be treated as a registered investment company under Subchapter M of the Code. See the Master Funds’ respective SAIs for more information about dividends, distributions and federal taxes. See the applicable contract prospectus for information regarding the federal income tax treatment of the variable contract and distributions to the separate accounts.
PORTFOLIO TURNOVER
Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Trust consists of 59 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The five Portfolios currently offer only Class 1 and Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
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Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Portfolio, in connection with the affairs of the Trust or any Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
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Derivative and Direct Actions
The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected Portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected Portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected Portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
When a Master Fund requests a vote from its shareholders (including the Portfolio that invests in such Master Fund), the Portfolio will request its shareholders to vote on the issues. The Portfolio will then vote its shares of the Master Fund proportionately according to the votes cast by the Portfolio’s shareholders. In essence, the Portfolio’s shareholders have the same voting rights they would have as direct shareholders of the Master Fund. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 3 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the 12b-1 Plan adopted with respect to Class 1 shares.
You have an interest only in the assets of the Class 1 and Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 1 and Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 1 and Class 3 shareholders. As of March 31, 2026, the Life Companies owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. Shares of the Portfolios are owned through the Life Companies’ separate accounts. As of March 31, 2026, the ownership of the Portfolios’ shares are as follows:
	AGL	USL	VALIC
SA American Funds® Asset Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds® Asset Allocation Portfolio (Class 3)	89.28%	7.16%	3.55%
SA American Funds® Global Growth Portfolio (Class 1)	100.00%	0.00%	0.00%
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	AGL	USL	VALIC
SA American Funds® Global Growth Portfolio (Class 3)	93.91%	5.29%	0.80%
SA American Funds® Growth Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds® Growth Portfolio (Class 3)	93.02%	5.50%	1.48%
SA American Funds® Growth-Income Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds® Growth-Income Portfolio (Class 3)	93.24%	5.57%	1.18%
SA American Funds® VCP Managed Allocation Portfolio (Class 1)	100.00%	0.00%	0.00%
SA American Funds® VCP Managed Allocation Portfolio (Class 3)	85.16%	10.57%	4.27%
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. USL’s address is 1133 Avenue of the Americas 33rd Floor, New York, New York 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019.
Shareholder Inquiries
All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.
PRICE OF SHARES
Shares of the Trust are currently offered only to the separate accounts of the Life Companies (“Variable Separate Accounts”) and to funds-of-funds. The Trust is open for business on any day the New York Stock Exchange (the “NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund’s portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.
The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE
Since the Portfolios invest their assets in the Master Funds, SunAmerica does not currently execute portfolio transactions on behalf of the Portfolios. For information regarding each Master Fund’s execution of portfolio transactions, see the Master Funds’ SAIs, which are delivered together with this SAI.
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FINANCIAL STATEMENTS
The Trust’s audited financial statements with respect to the Portfolios are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR (the “Annual Report”). You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Legal Counsel
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
Portfolios
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios’ various service providers. However, under the master-feeder structure, each Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if SunAmerica begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
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In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that
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contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.
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BarraOne. BarraOne is used for Market Risk analysis and Portfolio Attribution. On a daily basis, data is transferred to BarraOne via Secure File Transfer Protocol (SFTP). BarraOne uses the positions with its risk models and attribution engine to generate risk and attribution measures. BarraOne provides asset class risk analytics, stress testing, and performance attribution, helping users identify the fundamental market characteristics driving volatility.
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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.
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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to `downstream’ systems for performance, risk, compliance, websites and client reporting.
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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.
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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.
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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.
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FactSet Research Systems, Inc. FactSet Research Systems, Inc. provides analytical services for the Portfolios and receives portfolio holdings information on a daily basis.
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•
Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
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Abel Noser Solutions, LLC (“Abel Noser”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Abel Noser analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Abel Noser does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Abel Noser includes a confidentiality clause.
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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.
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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.
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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the subadvisers. The information provided is subject to a legal duty of confidentiality.
Master Funds
The Master Funds’ investment adviser, Capital Research, on behalf of the Master Funds, has also adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. For more information, see the accompanying Master Fund SAIs.
PROXY VOTING POLICIES AND PROCEDURES
Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research, the Master Funds’ investment adviser. More information about Capital Research’s proxy voting procedures and guidelines is contained in the accompanying Master Fund SAI.
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APPENDIX  A
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund Assessments
Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market
A - 1

risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-bf	Bond Funds assessed Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds assessed Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds assessed A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds assessed Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds assessed Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds assessed B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds assessed Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds assessed Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds assessed C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund Assessments
Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
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S&P Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
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The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
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The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

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The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-
looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global
Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-
grade level and/or the issuer’s bonds were deemed taxable. Discontinued
use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’
suffix. Discontinued use as of December 2014 and as of August 2015 for
Lloyd’s Syndicate Assessments.

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Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P
Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 16, 2025
Fitch Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
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C	Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD
Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.
Fitch Short-Term Ratings Assigned to Issuers or Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The
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Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlooks and Watches
Rating Outlooks and Watches are mutually exclusive.
Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Outlook Revision
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.
Additional Usage of Primary Credit Rating Scales
Expected Ratings
Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as
(EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger).Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.While ratings typically only remain as
“expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected
Ratings are applicable to both public and private ratings.

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Private Ratings
Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings
Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings
Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings
Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews
Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade*	The rating has been raised in the scale.
Downgrade*	The rating has been lowered in the scale.
Reviewed No Action*
The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/ Paid-In-Full*
‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
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Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria
Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of
UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions
or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not
Rated.

Criteria Observation Removed
UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade;
with these actions, the annual review requirement is also met. Where a rating action has not been taken, a
Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.
* A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.
Fitch Ratings as of September 19, 2025
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STATEMENT OF ADDITIONAL INFORMATION
SUNAMERICA SERIES TRUST
May 1, 2026

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end management investment company currently consisting of 59 portfolios. This Statement of Additional Information (“SAI”) relates to the following three portfolios (collectively, the “Portfolios” and each, a “Portfolio”):
SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio)
SA Wellington Capital Appreciation Portfolio
SA Wellington Strategic Multi-Asset Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and Class 3) of the Portfolios, dated May 1, 2026, as amended or supplemented from time to time. This SAI expands upon and supplements the information contained in the current Prospectus of the Portfolios. This SAI incorporates the Prospectus by reference. Each Portfolio’s audited financial statements are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on Form N-CSR (the “2025 Annual Report”). You may request a copy of the Prospectus, Annual Report and/or semi-annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

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THE TRUST
SunAmerica Series Trust (the “Trust”), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. The Trust is composed of 59 separate portfolios. This Statement of Additional Information (“SAI”) pertains to the three portfolios listed on the cover page (collectively, the “Portfolios” and each, a “Portfolio”). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to funds-of-funds.
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in the City of New York, a New York life insurer (“USL”), The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”), and variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”). Shares of the Trust are also held by certain Portfolios of the Trust and of Seasons Series Trust (“SST”) that are managed as “funds-of-funds.” The life insurance companies listed above are collectively referred to as the “Life Companies.” AGL, USL and VALIC are indirect, majority-owned subsidiaries of Corebridge Financial, Inc.
The Trust commenced operations on February 9, 1993. The Board of Trustees (the “Board” or the “Board of Trustees,” and the members of which are referred to as “Trustees”) approved the addition of each of the Portfolios on May 12, 2021. On April 2, 2025, the Board of the Trust approved the renaming of the SA Wellington Government and Quality Bond Portfolio to the SA Goldman Sachs Government and Quality Bond Portfolio effective July 28, 2025.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company, a wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable”), serves as investment adviser and manager for the Trust. As described in the Prospectus, SunAmerica retains Wellington Management Company LLP (“Wellington Management”) and Goldman Sachs Asset Management L.P. (“GSAM” and together with Wellington Management, the “Subadvisers” and each, a “Subadviser”) to act as subadvisers to the Portfolios pursuant to subadvisory agreements with SunAmerica (the “Subadvisory Agreements” and each, a “Subadvisory Agreement”).
On November 8, 2021, the SA Wellington Capital Appreciation Portfolio, the SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio) and the SA Wellington Strategic Multi-Asset Portfolio acquired all of the assets and liabilities of the SA Wellington Capital Appreciation Portfolio, the SA Wellington Government and Quality Bond Portfolio and the SA Wellington Strategic Multi-Asset Portfolio (the “Predecessor Portfolios” and each, a “Predecessor Portfolio”), respectively, each a series of Anchor Series Trust through tax-free reorganizations (collectively, the “Reorganization”). As a result of the Reorganization, each Portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. The Reorganization resulted in each Predecessor Portfolio effectively becoming a series of the Trust. Each Predecessor Portfolio had the same investment goal, strategies, portfolio management team and contractual fees and expenses as those of the corresponding Portfolio as of the date of the Reorganization. As a result, financial history and other information presented in this SAI for periods prior to the Reorganization is the information of the Predecessor Portfolio and Anchor Series Trust, as applicable.
In addition to the Reorganization noted above, the SA Wellington Capital Appreciation Portfolio also acquired all of the assets and liabilities of the SA Columbia Technology Portfolio, a series of the Trust, on November 8, 2021.
Each class of shares of each Portfolio is offered only in connection with certain Variable Contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares of each Portfolio are subject only to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares of each Portfolio have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board may establish additional portfolios or classes in the future.
INVESTMENT GOALS AND POLICIES
The investment goal(s) and principal investment strategies for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus. Certain types of securities and financial instruments in which a Portfolio may invest and certain investment practices the Portfolio may employ, which are described in the Prospectus, are discussed more fully below in the “Supplemental Glossary” section. In addition, the “Supplemental Glossary” section supplements the details contained in the Prospectus and provides information concerning investments the Portfolios
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may make on a periodic or infrequent basis. These investments include those the Portfolios reserve the right to invest in. For a list of the permissible investments in which a Portfolio may invest, please see Appendix A of this SAI.
A Portfolio’s investment goal(s), principal investment strategies and principal investment techniques may be changed without shareholder approval. We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal(s) or 80% investment policy, if applicable. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy and illiquid security policy, apply at the time of purchase. “Net assets” will take into account borrowing for investment purposes.
SUPPLEMENTAL GLOSSARY
For ease of reference, a table reflecting the investment practices in which the Portfolios may engage is located in Appendix A. In the event of any discrepancy between Appendix A and the disclosure contained in the Prospectus and SAI, the latter shall control.
Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
Bank Capital Securities. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust-preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date) and callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Borrowing. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”), permits each Portfolio to borrow up to 33 1∕3% of its total assets from banks for
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any purpose. In addition, each Portfolio may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value per share (“NAV”) of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser or the respective Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.
Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing excluding any portion of the loan that is made for temporary purposes and that does not exceed 5% of the value of total assets. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.
Credit Risk Transfer Securities. Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., credit linked notes) sponsored by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.
The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. Certain Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust (or other special purpose issuing vehicle) typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to
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protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Equity tranches are typically unrated. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity, particularly under stressed market conditions. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and may be convertible at the option of the holder or mandatorily convertible at specified times or upon the occurrence of specified events.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption characteristics are relatively rare in the preferred and debt markets today, they may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.
Corporate Actions. From time to time, the issuer of a security held by a Portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
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In the event of a mandatory corporate action, a Portfolio will not actively add to its position and generally will attempt to dispose of the securities as soon as reasonably practicable if the Adviser and/or Subadviser believe disposition would be prudent given a Portfolio’s investment strategy. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc). In those circumstances, mandatory corporate actions could adversely affect the Portfolio and the value of its investments. In circumstances in which a Portfolio elects to participate in a voluntary corporate action, such actions may enhance the value of the Portfolio’s investments. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Portfolio will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Portfolio may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Portfolio’s investments.
Counterparty and Third Party Risk. A Portfolio may be exposed to the risk that a counterparty (including a derivatives counterparty, securities lending borrower, repurchase/reverse repurchase counterparty, clearing member, central clearinghouse or other financial intermediary) or a third party responsible for servicing or administering an instrument will fail to perform its obligations when due, become insolvent or otherwise be unable or unwilling to honor its commitments. Over-the-counter (“OTC”) derivatives do not benefit from the protections of an exchange or central clearinghouse, which can increase a Portfolio’s exposure to the credit and performance of the bilateral counterparty; by contrast, centrally cleared derivatives shift this exposure to the clearinghouse and the clearing member through which the Portfolio clears, each of which presents its own credit and operational risks and potential losses in an insolvency.
Cybersecurity and Artificial Intelligence Risk. Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Portfolio, a Portfolio’s Adviser, Subadviser, Directed Services LLC (the “Distributor”) and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Portfolio invests have the ability to cause disruptions and negatively impact a Portfolio’s business operations, potentially resulting in financial losses to a Portfolio.
The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Portfolios, impact the ability to calculate NAVs, cause the release and possible destruction of confidential information, and/or subject a Portfolio or a Portfolio’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Portfolio has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Portfolio or its service providers will be able to avoid cyber-attacks or information security breaches in the future.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Portfolio, its service providers, or the issuers in which the Portfolio invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.
The Adviser may seek to use AI in its business, operating, and investment activities, and expects a Portfolio’s service providers, including any sub-advisers, and the issuers in which the Portfolio invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
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Depositary Receipts (ADRS, GDRS, and EDRS). Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and are deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.”
Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing an unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.
Defensive Instruments. Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political, social or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategies. As a result, a Portfolio may not achieve its investment goal.
Derivatives. A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Portfolio to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if a Portfolio elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.
Unless a Portfolio qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires a Portfolio to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Portfolio’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a Portfolio may enter into based on the value-at-risk (“VaR”) of the Portfolio inclusive of derivatives. A Portfolio will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Portfolio’s own portfolio absent derivatives holdings, as determined by the Portfolio’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Portfolio determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Portfolio may instead comply with the Absolute VaR Test. A Portfolio will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Portfolio’s net assets.
A Portfolio is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Portfolio’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”).
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. Portfolios may enter into Forward Contracts for various purposes, including, but not limited to, facilitating settlement of foreign currency denominated portfolio
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transactions, attempting to protect securities and related receivables and payables against changes in future foreign exchange rates, hedging portfolio exposure to benchmark currency allocation, managing exposure to certain foreign currencies or enhancing return.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions, which are settled through delivery of the foreign currency, will not be subject to full regulation by the CFTC, public reporting or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Portfolio may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain Forward Contracts although such Forward Contracts will be subject to the limits set forth in the Derivatives Rule.
Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used with the goal of enhancing return. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into Forward Contracts will reduce the benefit of such contracts.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a Forward Contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing Forward Contract. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedged”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
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The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract as well as the pricing or spread offered.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers generally do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Futures, like options, are subject to Rule 18f-4 under the 1940 Act. Upon entering into a Futures transaction, a Portfolio is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled,
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which means that, unless the Future is closed out prior to the maturity date, the Portfolio would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Portfolio would be required to pay or receive cash equal to the intrinsic profit in the contract.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument or index. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for Futures and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous or as necessary to avoid physical settlement. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times. A Portfolio may enter into arrangements with futures brokers to take on for the Portfolio physical settlement obligations in the event that the Portfolio fails to close out a position prior to the maturity date.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.
Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds in the cash market.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
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Foreign currency futures contracts provide similar economics to Forward Contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.
Options. Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies trade both on exchanges (including options on futures) and in the OTC market. Risks to the Portfolios of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer, which will require the writer to perform under the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. Under the policies applicable to the Trust, a Portfolio may only write call options up to 25% of its total assets.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Portfolio through the premiums received. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase. A Portfolio may also use options on foreign currencies for various purposes, including, without limitation, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies that it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.
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Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Portfolio that are correlated with the index referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically-settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio may also write call options that are cash-settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Portfolio is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Portfolio has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the premium received (and, if the option was “covered,” the Portfolio would also retain the underlying security). If a Portfolio could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash-settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the market price of the underlying security or basket on the exercise date). A Portfolio generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Portfolio. For example, if a Portfolio enters into a short sale on securities, a long call option that references those securities can protect the Portfolio against losses in closing out the short position by establishing a fixed purchase price.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash-settled, an obligation to settle by paying the intrinsic profit. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash-settled, the difference between the specified prices does not exceed the specified difference). However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash-settled, to pay the intrinsic profit), even though the value of the investment may fall
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below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Portfolio against losses in closing out a short position in the referenced securities.
A Portfolio may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Portfolio may be able to negotiate a termination. A Portfolio will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash-settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Portfolio.
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio might be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, a Portfolio is limited in the positions in options that it is authorized to enter into and, assuming the Portfolio is not a Limited Derivatives User, the Portfolio is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.
In the case of a listed put option, as long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. If the Portfolio writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Portfolio has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option on a security gives a Portfolio the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Portfolios. Under a covered options spread, the Portfolio owns the securities referenced by two call options sold by the Portfolio or two put options purchased by the Portfolio at different strike price levels. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Portfolio in selling covered spread options is that the Portfolio may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined above). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total
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dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options subjects a Portfolio to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if a Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Portfolio (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Portfolio in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.
Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Portfolio may enter into or exercise.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use futures (which include futures on broad-based securities indexes and interest rate futures) or options on futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC.
With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such
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positions). In addition to meeting one of the foregoing trading limitations, a Portfolio is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
Swaps. Certain Portfolios may enter into credit default, currency, inflation, interest rate, equity, mortgage and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. As a result of regulation implemented pursuant to Title VII of Dodd-Frank, these transactions are characterized as “swaps” and “security-based swaps.” Swaps are regulated by the CFTC and include swaps referencing any commodity, broad-based index (including indices of credit default swaps), treasury securities, and currency. Security-based swaps are treated as securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, are regulated by the SEC, and include swaps on single securities (other than treasury securities), baskets of securities and narrow indices of securities, single name credit default swaps and narrow indices of credit default swaps, and loans.
Swaps and security-based swaps are often traded in the OTC market but, in some cases, as a result of CFTC regulations implementing provisions in Title VII of Dodd-Frank, certain interest rate swaps and swaps on broad-based indices of credit default swaps must be traded on a swap execution facility and cleared through a CFTC-regulated clearinghouse. OTC swap contracts are typically marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Although some swaps are reset daily, for many swaps any change in market value is recorded as an unrealized gain or loss and the Portfolio and counterparty would not exchange such gains or losses until a predetermined quarterly or other periodic reset date. In connection with these contracts, specified types of securities and cash are required to be posted daily as variation margin for all swaps and for those security-based swaps traded in the OTC market with swap dealers regulated by the Prudential Regulators. Initial margin is currently required to be posted by the Portfolios for swaps. The SEC has adopted margin requirements for security-based swaps.
Basis Swap. A basis swap is an interest rate swap where two floating-rate securities are exchanged between parties. In these swaps, the floating rates are based on two different rate sources.
Credit Default Swap Agreement. Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, obtaining synthetic long or short exposure to fixed income instruments through a more liquid investment vehicle or speculation.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event occurring with respect to a referenced issuer, obligation or index. As a seller of protection on a credit default swap, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap unless or until there is a credit event with respect to the referenced issuer, obligation or index. As the seller, a Portfolio would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write- down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. Credit indices are typically broad-based indices and, as a result, these swaps are treated as swaps subject to CFTC regulation. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
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Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. CDXs are regulated as swaps by the CFTC.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement, valued based on an auction process. Notional amounts of credit default swaps are partially offset by upfront payments received upon entering into the agreement, or net amounts received from the settlement of protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously. These instruments are generally considered to be swaps regulated by the CFTC.
Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. These instruments generally are considered to be swaps regulated by the CFTC.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Portfolio on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.
An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer or satisfy the de minimis exception from such registration.
Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
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A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.
Index swaps. Index swaps involve the exchange of value based on changes in an index, such as the Consumer Price Index (“CPI”), that could provide inflation protection or provide a hedge to such inflation-indexed securities.
Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the CPI, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).
The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
Interest Rate Caps, Collars and Floors. Certain Portfolios may invest in interest rate caps, collars and floors. These transactions are regulated by the CFTC as swaps. Generally, entering into interest rate caps, collars and floors is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
Interest Rate Swap Agreements. Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are CFTC-regulated swaps and involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. Certain interest rate swaps are required to be traded on a swap execution facility and centrally cleared.
Mortgage Swaps. A specific type of interest rate swap in which certain Portfolios may invest is a mortgage swap. Mortgage swaps are regulated by the CFTC as swaps and are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.
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Options on Swaps. Certain Portfolios may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Swaptions are regulated by the CFTC as swaps.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.
Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Portfolio or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swap agreements referencing commodities or broad-based indices are regulated as swaps under the Commodity Exchange Act (i.e., CFTC oversight), while those on a single security or a narrow-based index are regulated as security-based swaps (i.e., SEC oversight). Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Risks of Entering into Swap Agreements. Risks to the Portfolios of entering into swap agreements include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform, the possibility that there is no liquid market for these agreements and the possibility that swaps entered into as hedging transactions will not effectively hedge the risk sought to be hedged. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Adviser or a Subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Portfolio may suffer a loss.
Regulations enacted by the CFTC under Dodd-Frank require a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a “CCP”). To clear a swap with the CCP, the Portfolio will submit the swap to, and post collateral with a futures broker that is a clearinghouse member. The Portfolio may enter into the swap with a swap dealer other than the futures broker (the “Executing Dealer”) and arrange for the swap to be transferred to the futures broker for clearing. It may also enter into the swap with the futures broker itself. The CCP, the futures broker and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or a futures broker, or the failure of a swap to be transferred from an Executing Dealer to the futures broker for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies.
Contracts for Difference. A contract for difference (“CFD”) is a privately negotiated OTC derivative contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As OTC derivative contracts, CFDs are not traded on an exchange and their availability is jurisdiction-dependent (for example, CFDs are generally not permitted to be offered to retail investors in the United States). A CFD offers exposure to price changes in an underlying security or other reference (such as an index, commodity, currency or rate) without ownership of such security, typically by providing investors the ability to trade on margin and generally without any voting or other shareholder rights. When entering into a CFD, a Portfolio attempts to predict either that the price of the underlying security will fall (taking a short position) or that the price of the security will rise (taking a long position). CFDs are subject to illiquidity risk because the liquidity CFDs is based on the liquidity of the underlying instrument. CFDs are also subject to the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. CFD, like many other derivative instruments, involve the risk that, if the derivative declines in value, additional margin would be required to maintain the position and positions are typically marked-to-market daily. The seller may require a Portfolio to deposit additional sums to maintain proper margin coverage, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss to the Portfolio. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security (or other instrument) is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss.
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Emerging Markets. Investments in issuers domiciled or operating principally in emerging market countries involve risks in addition to those associated with comparable investments in more developed markets. Specifically, volatile social, political, regulatory and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature, and to sudden government or regulatory actions (such as sanctions, capital or currency controls, trading suspensions or market closures, repatriation restrictions, or foreign-ownership limits) that can impair liquidity, valuation, or the ability to receive income or proceeds.
Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political, social or regulatory events in such countries, sometimes with little or no notice. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small size of the markets for such securities and the low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility, as well as extended or uncertain settlement cycles, wider bid-ask spreads, and an increased risk of failed trades. In some cases, disruptions and restrictions have led index providers to remove or reclassify securities or markets, which can occur with little notice.
Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Hedging currency risk may be limited or unavailable during periods of market stress.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property. Custody, disclosure, auditing and shareholder-rights frameworks may be less robust than in developed markets, which can affect valuation, settlement and the reliability of financial information.
Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign issuers in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in countries including, among others, Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and, although they historically traded in OTC secondary markets, very few Brady Bonds remain outstanding today and secondary-market liquidity is limited. When collateralized, U.S. dollar-denominated Brady Bonds, which may be fixed- or floating-rate, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds and may include limited rolling interest collateral. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Chinese Securities. A Portfolio may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid
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and pandemic spread of novel viruses commonly known as SARS, MERS, and Coronavirus. Such health crises could exacerbate political, social, and economic risks previously mentioned. These and other factors could have a negative impact on a Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Stock Connect. A Portfolio may invest in eligible exchange-traded funds and local equity Chinese securities (“China A-Shares”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, the Portfolio when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its shares in a timely manner and this could adversely affect the Portfolio’s performance. The China A-Shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. In addition, same day trading is not permitted on the China A-Shares market, which may inhibit the Portfolio’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit the Portfolio’s ability to dispose of its China A-Shares purchased through a Stock Connect in a timely manner.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through Stock Connects is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buying orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect a Portfolio’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are otherwise not transferable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), a Portfolio must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect the Portfolio’s investments. If a Portfolio holds a class of shares denominated in a local currency other than RMB, the Portfolio will be exposed to currency exchange risk if the Portfolio converts the local currency into RMB for investments in China A-shares. The Portfolio may also incur conversion costs.
A Portfolio’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Portfolio. The exact nature and rights of a Portfolio as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.
Russian Securities. In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Portfolio invests. Any or all of these
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actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Portfolio, that have exposure to Russian investments.
In addition, trade tensions between the United States and China have raised concerns about economic stability, with both countries implementing increased tariffs on each other’s imports. This situation has created uncertainty regarding the success of trade negotiations and the potential for a prolonged trade war, which could negatively impact global economic conditions. China’s growing trade surplus with the United States has heightened the risk of trade disputes, potentially leading to significant reductions in international trade and adverse effects on China’s export industry. The imposition of tariffs and trade restrictions could also negatively impact the economies and financial markets of Hong Kong and Taiwan. These and other factors could have a negative impact on the Portfolio’s performance and increase the volatility of an investment in the Portfolio.
Equity Securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to acquire common stock, including options, and depositary receipts. Equity securities are subject to financial and market risks and can be expected to fluctuate in value. Equity markets may experience trading halts, early market closures and periods of limited market depth or wider bid-ask spreads, which can increase volatility and impede the ability to transact at desired prices. See “Convertible Securities,” “Depositary Receipts (ADRs, GDRs and EDRs)” and “Warrants and Rights” for more information with respect to the risks associated with investing in these securities.
Preferred Securities. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Preferred stocks are generally sensitive to interest-rate and credit-spread changes, may be callable before maturity or at par (creating reinvestment risk), often provide limited or no voting rights, and, if dividends are non-cumulative, missed dividend payments may not be paid at a later date. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
ESG Investment Risk. To the extent that a Portfolio considers environmental, social and governance (“ESG”) criteria, ESG integration and/or application of related analyses when selecting investments, the Portfolio’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria, integration or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. A Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, a Portfolio’s adherence to its ESG criteria, ESG integration and/or application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria, ESG integration or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. A Portfolio’s consideration of ESG criteria may result in the Portfolio forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. A Portfolio’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.
Fixed Income Securities. Certain Portfolios may invest in fixed income securities (also known as debt securities). Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk
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and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix B for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. Fixed income securities may also be subject to credit-spread and downgrade risk; widening spreads or an actual or perceived deterioration in an issuer’s credit quality can reduce a security’s value independent of changes in interest rates. Many fixed income securities (including mortgage‑ and asset-backed and callable bonds) are subject to prepayment, extension and call/reinvestment risk, which can reduce income, lengthen or shorten duration unexpectedly, and increase price volatility. In addition, if market quotations are not readily available or are unreliable (for example, for thinly traded issues), securities may be valued using fair value procedures, which could cause a Portfolio’s NAV to differ from the price it could realize on an immediate sale.
Instruments that reference interbank or other benchmark rates are subject to risks related to the transition from London Inter-Bank Offered Rate to alternative reference rates (such as Secured Overnight Financing Rate (“SOFR”), including differences in the behavior of the replacement rates, potential valuation impacts and operational changes.
Inflation-Indexed Securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. The market value of inflation-indexed securities generally fluctuates with changes in real interest rates and may decrease when real rates rise, even if inflation is elevated. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. government agencies, foreign governments and foreign government agencies, and private corporations or entities. Inflation-indexed securities issued by foreign governments or entities are subject to their issuer’s credit risk and may reference inflation measures that differ from CPI, which can affect performance relative to U.S. inflation.
Lower-Rated, Fixed Income Securities. Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
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There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadvisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Municipal Securities. Fixed income securities include, among other things, municipal securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Securities”). Municipal Securities include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Securities whose issuers pay interest on the Municipal Securities from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Securities include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in a reference rate such as SOFR.
Changes in the interest rates on floating rate obligations could result in lower income to a Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, a Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Portfolio’s principal investment strategies or as determined by a Portfolio’s subadviser, a Portfolio will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank.
A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. When a foreign market is closed while U.S. markets remain open, portfolio holdings may be valued using fair value procedures, which can cause a
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Portfolio’s NAV to differ from the price that would be realized if those foreign markets were open. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
A Portfolio is subject to foreign custody risk, including the credit and operational risks of foreign sub‑custodians and depositories; a custodian or sub‑custodian’s financial distress or insolvency could delay or otherwise adversely affect access to the Portfolio’s assets.
Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Investors in foreign issuers often have more limited shareholder rights and practical remedies (including class-action participation), and enforcing judgments abroad may be difficult or unavailable.
Foreign Currency. A Portfolio may buy foreign currencies when it believes the value of the currency will increase. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a Portfolio’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Portfolio receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Portfolio for purposes of determining Portfolio distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that a Portfolio earns the income and the time that the income is converted into U.S. dollars, the Portfolio may be required to liquidate other assets in order to make up the shortfall. A Portfolio may also buy foreign currencies to pay for foreign securities bought for the Portfolio or for hedging purposes.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several
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European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may be subject to limited, different or overlapping regulation compared to exchange-traded derivatives.
Contingent Convertible Securities. Contingent convertible securities (sometimes referred to as “CoCos”) are a type of hybrid security that under certain circumstances either (i) converts into common shares of the issuer or (ii) undergoes a principal write-down. The mandatory conversion/write-down provision might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger the automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Should an instrument undergo a write-down, investors may lose some or all of their original investment.
Credit Linked Notes (“CLNs”). A CLN is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed- or floating-rate of interest equivalent to a high-rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with
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respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Participation Notes and Participatory Notes (“P-notes”). Hybrid instruments include P-notes. P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Portfolio to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Portfolio that holds them to counterparty risk (and this risk may be amplified if a Portfolio purchases P-notes from only a small number of issuers).
Structured Investments/Structured Securities. Hybrid Instruments also include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these Structured Securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments. Under the Liquidity Rule (as defined below), no more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Income Trusts. An income trust is an investment trust that holds income-producing assets—often an operating business contributed to a trust—and passes through income to its security holders. Because income trusts pay out the bulk of their free cash flow to unitholders, they tend to generate regular cash distributions. Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, and growth may be more limited because cash flows are distributed rather than reinvested. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the underlying business underperforms, the trust can reduce or even eliminate distributions. The value of income trust units may decline significantly if they are unable to maintain targeted distributions.
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Investments in income trusts can have varying degrees of risk depending on the sector and the underlying assets. Risks related to the underlying operating companies controlled by such trusts include dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. Income trusts are also subject generally to the risks associated with business cycles, commodity prices, interest rates, or other economic factors.
While income trusts are regarded as equity investments, they also have fixed-income-like attributes, including sensitivity to credit and interest-rate changes and dividend risk. Income trusts may achieve higher yields than cash investments in periods of low interest rates and lower yields in periods of increasing interest rates. They may also experience losses during periods of both low and high interest rates. If claims against an income trust are not satisfied by the trust, investors in the trust (including a fund) could, in some circumstances, be responsible for such obligations. Income trusts generally are structured as pass-through entities for tax purposes. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to shareholders. An income trust’s pass-through structure means that the distributions to its investors are generally higher than dividends from an equivalent corporate entity. Income trusts also are subject to the risks that regulatory changes or a challenge to their tax structure under existing laws could adversely affect the value of such securities and reduce or eliminate tax advantages.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objective and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Inverse floaters generally underperform comparable fixed-rate bonds when interest rates rise.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
Liquidity Risk Management. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires open-end funds, such as the Portfolios, to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment held by a Portfolio as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
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Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interpositioned between the Portfolio and the borrower are determined by the applicable Subadviser to be creditworthy. When a Portfolio purchase Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.
Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Portfolio will not.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), FNMA or FHLMC certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
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The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured and guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service of the United States Department of Agriculture or the Department of Housing and Urban Development’s Office of Public and Indian Housing. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
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FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA and each of them remain in conservatorship overseen by the Federal Housing Finance Agency, there can be no assurance that the U.S. government will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”). Conventional Mortgage Pass-Throughs represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date
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to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.
Municipal Bonds. Fixed income securities include, among other things, municipal bonds that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Bonds”). Municipal Bonds include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Municipal Bonds from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Bonds include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Newly Developed Securities. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Non-Diversified Status. Certain Portfolios are considered “non-diversified” investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
Other Investment Companies. The Portfolios may invest in securities of other investment companies, including ETFs, up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Portfolio from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Portfolio’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Portfolio is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Portfolio has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Portfolio will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk. See also “Exchange Traded Funds.”
Exchange Traded Funds (“ETFs”). ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. ETF shares may trade at a premium or discount to the ETF’s NAV and may be subject to wider bid-ask spreads, particularly when creation or redemption activity is disrupted or during periods of market stress. While some ETFs are passively managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and
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do not track a particular market index or segment, thereby subjecting investors to active management risk. Some actively-managed ETFs are semi-transparent or non-transparent and do not disclose portfolio holdings daily; these structures may rely on proxy portfolios or a verified intraday indicative value and can experience wider spreads and larger or more persistent premiums/discounts if the arbitrage mechanism is less effective. Most ETFs are investment companies, and, therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” Only a limited number of authorized participants (“APs”) may transact in creation units. If these APs or market makers exit the business, reduce their role, or are unable to process orders, ETF shares may trade at a premium/discount to NAV, spreads may widen, trading may be halted, and shares could face delisting. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. Lack of liquidity in an ETF may result in wider bid-ask spreads. Moreover, exchanges may impose trading halts or close early, which can restrict the ability to buy or sell ETF shares and increase volatility.
Partnership Securities.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Portfolio if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships (“MLPs”).”
Passive Foreign Investment Companies (“PFICs”). PFICs are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Private Investments in Public Equity. Private Investments in Public Equity (“PIPEs”) are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Portfolio acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Portfolio’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of a Portfolio’s investments. As a result, even if a Portfolio is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders substantially all of its taxable income for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.
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Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Effective for taxable years beginning after December 31, 2017 and on or before December 31, 2025, individuals and certain non-corporate entities, such as partnerships, may claim a deduction for 20% of qualified REIT dividends. Regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
Recent Market Events. During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen, or spread. Events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Portfolios’ portfolios more challenging.
Recent political and diplomatic events within the United States, such as heightened political polarization, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.
In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
Europe and U.K. Developments
Investments in European issuers may be affected by political, regulatory and economic developments within the European Union (“EU”), the Eurozone and the United Kingdom (“UK”), and by the high degree of interdependence among European economies and financial institutions. Periods of fiscal strain or banking-sector stress in one member state can transmit to others through trade, funding and confidence channels, affecting liquidity, credit conditions and asset valuations across the region. Eurozone members are subject to common monetary policy administered by the European Central Bank (“ECB”) and to fiscal and budgetary frameworks that may not address country-specific conditions. Policy actions by European authorities may not achieve intended results and can have unforeseen market effects. The UK’s withdrawal from the EU and subsequent UK/EU regulatory divergence continue to create legal, policy and market uncertainties that may affect European and UK issuers, currencies and market liquidity.
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European markets are sensitive to changes in interest-rate and currency regimes (including the euro and British pound) and to sanctions, export controls and other geopolitical measures that may alter index composition, investability and trading liquidity (for example, in connection with the Russia-Ukraine conflict discussed below). Certain countries in Central and Eastern Europe remain less developed and can exhibit emerging-market characteristics, including thinner liquidity, greater political and economic volatility, and more limited corporate disclosure and shareholder protections. European markets may also be affected by terrorist attacks and large-scale migration pressures, which can disrupt economic activity and policy responses and contribute to volatility in currencies, funding markets and risk assets. Market dislocations in Europe can lead to increased volatility, wider bid-ask spreads and valuation uncertainty, and, in stressed environments, some European instruments have experienced negative yields; such conditions could recur and adversely affect a Portfolio’s performance.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Portfolios are currently restricted from trading in Russian securities, including those in their portfolios. In addition, certain index providers have removed Russian securities from their indices, some of which are designated as benchmarks for certain Portfolios.
Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against a Portfolio’s benchmark index or, for index funds, the correlation between a Portfolio’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or a Portfolio’s ability to trade in Russian securities will resume. Even if a Portfolio does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect a Portfolio’s performance and the value and liquidity of an investment in the Portfolio.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
Israel-Hamas War and Other Conflicts in the Middle East
The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.
Geopolitical tensions or armed conflict involving Iran, and any related disruptions in the Persian Gulf or the Strait of Hormuz, could impair crude oil and liquefied natural gas shipping, increase energy price volatility, affect inflation expectations and interest rates, and adversely impact issuers with energy-sensitive input costs or transportation exposures.
Additionally, other Middle Eastern conflicts, including, but not limited to, instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts have the potential to cause significant market disruptions and affect investor confidence.
Infectious Illness.
The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Portfolio and its service providers. These disruptions could adversely affect a Portfolio and its shareholders.
Whether or not a Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Portfolio’s investments.
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Restricted Securities. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds may not typically hold significant amounts of certain restricted securities that are less liquid; however, restricted securities, such as Rule 144A instruments, may be treated as liquid if determined to be readily saleable to qualified institutional buyers. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. A reverse repurchase agreement economically functions as a borrowing by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements also involve counterparty and operational risk (including in tri-party arrangements), and the buyer may rehypothecate the securities or restrict the Portfolio’s use of proceeds under certain circumstances.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided the Portfolio either complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate or treats such transactions as derivatives transactions under Rule 18f-4. See “Derivatives” above and “Investment Restrictions” below.
Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held.
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Successful use of roll transactions will depend upon the Adviser’s or Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities, such as roll transactions, and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1∕3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
Short Sales. Short sales in equity securities are effected by selling a security that a Portfolio does not own but which it borrows. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds are held in the Portfolio’s margin account with its broker and are subject to applicable requirements until the borrowed securities are replaced. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, a Portfolio would sell a bond to a counterparty for cash and an agreement to resell the bond to the Portfolio at an agreed price. Reverse repurchase transactions subject Portfolios to substantially the same risks as short sales of equity securities.
Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales.
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The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Portfolio entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Portfolio to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of Portfolios to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or a Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. Common short-term investments include, but are not limited to the following:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.
Savings Association Obligations. Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations for a definite period of time and earning a specified return.
Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Maturities typically range from overnight to 270 days (and up to 397 days for certain programs). Commercial paper includes variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or a Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or a Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.
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Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.
U.S. Government Securities. Debt obligations issued or guaranteed by the U.S. Treasury or by U.S. agencies or instrumentalities whose obligations are backed by the full faith and credit of the United States (for example, GNMA). A Portfolio may also invest in U.S. government-related or agency securities (such as FNMA or FHLMC mortgage-backed securities), which are not backed by the full faith and credit of the United States, and in non-agency mortgage-backed securities. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or a Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price.
The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Special Purpose Acquisition Companies. Certain Portfolios may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Portfolio’s other investments; (iii) a Portfolio generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Portfolio’s investments in SPACs will not significantly contribute to the Portfolio’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, a Portfolio may elect not to participate in, or vote to approve, the proposed transaction or the Portfolio may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Portfolio may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by a Portfolio may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which a Portfolio receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Portfolio may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) a Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Portfolio unable to sell its interest in a SPAC or to sell its interest only at
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a price below what the Portfolio believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
In addition, from time to time, a Portfolio may serve as an “anchor” investor by purchasing a significant portion of the units offered in a SPAC’s IPO. A Portfolio may also purchase private warrants from a SPAC and/or enter into a forward purchase agreement or similar arrangement through which the Portfolio makes a non-binding commitment to purchase additional units of the SPAC in the future. In exchange, the Portfolio receives certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”). Founder shares are generally subject to all of the risks described above (including the risk that the founder shares will expire worthless to the extent an acquisition or merger is not completed). Founder shares are also subject to restrictions on transferability, which significantly reduces their liquidity. In addition, a Portfolio may be required to forfeit all or a portion of any founder shares it holds, including, for example, (i) if the Portfolio does not purchase additional units of the SPAC pursuant to the terms of any forward purchase agreement it enters into, (ii) if the Portfolio sells shares that it purchased in the IPO prior to the SPAC effecting a merger or acquisition or (iii) if the SPAC’s sponsor forfeits its founders shares to effect a merger or acquisition.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of the Adviser or a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Standby Commitments. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. A Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or a Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
U.S. Government Securities. U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, full faith and credit U.S. Treasury obligations carry the U.S. government’s unconditional guarantee of timely payment of principal and interest when due. Other U.S. government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
U.S. Treasury Inflation-Protected Securities (“TIPS”). TIPS are issued by the U.S. Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value
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of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Unseasoned Companies. Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.
Variable Rate Demand Notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Any purchaser of VRDNs will meet applicable diversification and concentration requirements.
Warrants and Rights. Warrants and rights give the holder the right to purchase a given number of shares of a particular issue at a specified price until expiration. Rights are typically issued to existing shareholders for a limited period (often at a subscription price below market) and may be non-transferable; warrants are generally longer-dated and may be issued on a standalone basis or attached to another security. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants and, if transferable, rights do not necessarily move with the prices of the underlying securities. If the holder does not sell or exercise a warrant or right before expiration, it may expire worthless, particularly if the market price of the underlying stock does not exceed the exercise/subscription price plus any associated costs. Investment in warrants and, where transferable, rights is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to
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purchase the underlying stock) with respect to the assets of the issuer. Rights generally confer only the right to subscribe for additional shares during the subscription period and, unless transferable, may lapse unexercised if not acted upon promptly. Warrants and rights may lack a liquid secondary market for resale.
When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by each Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Rule 18f-4 under the 1940 Act permits a Portfolio to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more
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sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.
Transactions in listed options on futures by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions.
In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented.
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In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a Portfolio may enter into, treats derivatives as senior securities, and requires Portfolios whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Trust and shareholders of the Portfolios upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.
All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser or the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
Limitations on Stock Index Futures and Related Options Transactions. Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index Futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all Futures contracts does not exceed 30% of the Portfolio’s total assets.
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
•
Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
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•
Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
Illiquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•
The Adviser or Subadviser attempts to  reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements or restate previous information disclosed elsewhere in the Prospectus and/or this SAI concerning the Portfolios’ investments in high-yield, high risk bonds:
•
Up to 20% of the SA Goldman Sachs Government and Quality Bond Portfolio may be invested in bonds rated as low as “AA3” by Moody’s or “A-” by S&P or, if not rated, determined by the Subadviser to be of comparable quality.
•
The SA Wellington Capital Appreciation Portfolio will not invest in junk bonds.
•
Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.
INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
All percentage limitations expressed in the following investment restrictions are measured at the time of purchase, except with respect to the Portfolios’ borrowing policy and illiquid security policy.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
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5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the
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distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if at any time, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in other investment companies that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.
Diversification
Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.
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TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 5300 Memorial Drive, Suite 1150, Houston, TX 77007. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by the Distributor and other affiliates of SunAmerica.
Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Independent Trustees
Tracey C. Doi 1961	Trustee	2021– Present	Chief Financial Officer, Group Vice President of Toyota Motor North America (2003-2022); Board Member, National Asian American Chamber of Commerce (2012-Present); Board Governor, Japanese American National Museum (2005-Present); Board Member, 50/50 Women on Boards (nonprofit leadership organization) (2017- Present); Board Member, National Association of Corporate Directors, North Texas (nonprofit leadership organization) (2020- Present).	73	Director, Pentair (sustainable water solutions) (2023- Present); Director, Quest Diagnostics (healthcare) (2021-Present); Director, City National Bank (banking) (2016-2022).
Jane Jelenko 1948	Trustee	2006– Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	73	Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Christianne F. Kerns 1958	Trustee	2023– Present	Chief Executive Officer, Managing Partner and Chair (2020-Present), Partner (2004-Present), Hahn & Hahn LLP (law firm); Director and Vice President, Hastings Foundation (nonprofit organization) (2018-Present); Chair and Director, Five Acres (nonprofit organization) (2013-Present).	73	None.
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
Charles H. Self III 1957	Trustee	2021– Present	Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of iSectors (2014-2021); Chief Investment Officer of Sumnicht & Associates (2014-2021); Director, Governmental Insurance Managers (property casualty insurance) (1989-Present); Director, Ohio Mutual Insurance Company (property casualty insurance) (2022-Present).	73	None.
Martha B. Willis 1960	Trustee and Chair	2023– Present	Senior Advisor, Wilson Dichiara (2024-2025); Independent Director, EQT Private Equity Company (2024-Present); President and Founder, MBW Consulting (2022-2025); Senior Advisor, KPMG US (2022-2024); Executive Vice President, Chief Marketing Officer of TIAA (2020- 2022).	73	None.
Bruce G. Willison 1948	Trustee	2001– Present	Chairman of Tyfone, Inc. (2018-Present); Chairman of Catholic Schools Collaborative (2011- Present); Director of Specialty Family Foundation (2013-2025).	73	Director, Grandpoint Bank (banking) (2011-2017); Director of NiQ (2016- 2020).

Interested Trustees
Timothy W. Brown[4,5] 1968	Trustee	2026– Present	Executive Vice President, SunAmerica (2026-Present); President of Venerable Investment Advisers, LLC (2023-Present); Executive Vice President, Chief Legal Officer & Corporate Secretary of Venerable Holdings, Inc. (2018- Present); President & Chief Executive Officer of Venerable Insurance and Annuity Company (2022- 2024); President & Chief Executive Officer of Corporate Solutions Life Reinsurance Company (2022-2024).	98	Minority Corporate Counsel Association N-Gen Advisory Board (2024-Present); The Federation of Iowa Insurers (2018-Present).
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Name and Year of Birth	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2]	Other Directorship(s) Held By Trustee[3]
John T. Genoy[4] 1968	President and Trustee	2021– Present	President and Board Member (2021-Present), Chief Operating Officer (2006-2025), Chief Financial Officer and Director (2002- 2021) and Senior Vice President (2004-2021), SunAmerica; President (SunAmerica), Venerable (2026-Present); President (SunAmerica), Corebridge (2021-2025); Chairman, AIG Federal Savings Bank (2013- 2023).	73	None.

1
Trustees serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (59 portfolios), SST (14 portfolios), and Venerable Variable Insurance Trust (25 portfolios).
3
Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
4
Messrs. Genoy and Brown are Interested Trustees by virtue of their positions as officers of SunAmerica.
5
Effective January 1, 2026, Mr. Brown was appointed as an Interested Trustee to the Trust’s Board.
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Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Edward Gizzi 1977	Vice President and Assistant Secretary	2026-Present (Vice President); 2017-Present (Assistant Secretary)	Assistant Vice President and Associate General Counsel, Venerable (2026-Present); Associate General Counsel, Corebridge (2017-2025).
Christopher C. Joe 1969	Vice President and Chief Compliance Officer	2017– Present
Vice President, Trust Chief Compliance Officer and Head of
Compliance (SunAmerica), Venerable (2026-Present); Vice
President and Chief Compliance Officer, Seasons Series Trust,
SunAmerica Series Trust (2017-Present); Vice President and
Chief Compliance Officer, VALIC Company I (2017-2025); Vice
President and Chief Compliance Officer– Mutual Funds (2017-
2025) and Chief Compliance Officer- Institutional Markets
(2023-2025), Corebridge; Chief Compliance Officer, VALIC
Retirement Services Company (2017-2019).

Gregory R. Kingston 1966	Treasurer and Principal Financial Officer/Principal Accounting Officer	2014– Present
Vice President, SunAmerica (1999-Present); Vice President -
Fund Administration (SunAmerica), Venerable (2026-Present);
Vice President (1999-2025), Head of Mutual Fund
Administration (2014-2025), Corebridge; Director, Corebridge
Capital Services, Inc. (2021-2025); Treasurer, SunAmerica
Series Trust, Seasons Series Trust (2014-Present); Treasurer,
VALIC Company I (2014-2025).

Kristina Magolis 1985	Chief Legal Officer, Vice President and Secretary	2026– Present
Vice President, General Counsel and Secretary, SunAmerica
(2026-Present); Vice President and Deputy General Counsel,
Venerable (2023-Present); General Counsel and Secretary,
Venerable Investment Advisers, LLC (2023-Present); Vice
President, Assistant Secretary and Associate General Counsel,
Equitable Investment Management Group, LLC (2022-2023);
Vice President, Assistant Secretary and Associate General
Counsel, Equitable Investment Management, LLC (2023);
employee of Equitable Financial (2022-2023); Vice President,
Legal and Compliance, Morgan Stanley Investment Management
(2017-2022).

Matthew J. Hackethal 1971	Anti-Money Laundering Compliance Officer	2006– Present
Chief Compliance Officer (2006-Present) and Vice President
(2011-Present), SunAmerica; Assistant Vice President and Chief
Compliance Officer (SunAmerica), Venerable (2026-Present),
Senior Vice President (2025), Vice President (2011-2025) and
Chief Compliance Officer (2006-2025), Corebridge; Anti-Money
Laundering Compliance Officer, SunAmerica Mutual Fund
Complex (2006-Present).

Michal Levy 1979	Senior Vice President	2026– Present
Senior Vice President and Board Member of SunAmerica (2026-
Present); Senior Vice President and Head of Venerable
Investment Advisers, LLC (2023-Present); Head of VIA of
Venerable (2023-Present); Director (2014-2023), President
(2021-2023) and Chief Operating Officer (2017-2023) of
Equitable Investment Management Group, LLC; Executive Vice
President and Chief Operating Officer of Equitable Investment
Management, LLC (2023)

Salimah Shamji 1971	Vice President	2020– Present	Assistant Vice President, SunAmerica (2026-Present); Assistant Vice President, Investment Product Management– Venerable (2026-Present); Vice President (SunAmerica), Corebridge (2008- 2025).
Shawn Parry 1972	Vice President and Assistant Treasurer	2014– Present	Director - Fund Administration (SunAmerica), Venerable (2026- Present); Vice President, Corebridge (2014-2025).
Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica and a Subadviser to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the
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1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (“Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of eight members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no Interested Trustee is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Ms. Willis, an Independent Trustee, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and  Compliance and Risk Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Independent Trustees
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Tracey C. Doi. Ms. Doi has served as a Trustee since 2021. She has more than 20 years of executive and business experience. Ms. Doi also has broad corporate governance experience from serving on multiple corporate boards.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking
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and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Christianne F. Kerns. Ms. Kerns has served as a Trustee since 2023. She has over 30 years of legal practice focusing on a broad range of corporate legal and business matters, including financing, commercial real estate, and structuring and negotiating complex business arrangements. She is an expert in corporate governance, regularly advising boards and chief executive officers regarding management issues and initiatives, fiduciary duties and conflicts of interest.
Charles H. Self III. Mr. Self has served as a Trustee since 2021. He has over 30 years of experience in the investment management industry, including serving as a Chief Operating Officer, Chief Compliance Officer and Chief Investment Officer of an investment management firm.
Martha B. Willis. Ms. Willis has served as a Trustee since 2023, and Chair of the Board since December 10, 2025. She has over 40 years of experience in the financial services industry, including serving as Executive Vice President and Chief Marketing Officer of TIAA and Nuveen from 2016 to 2022, where she led the enterprise marketing, branding and corporate communications teams across TIAA Retirement, TIAA Bank and Nuveen. She served as director and chair of Nuveen’s UCITS funds from 2019 to 2021. She also previously served as Chief Marketing Officer of Oppenheimer Funds from 2009 to 2016.
The Board has adopted the Independent Trustee Retirement Policy under which Independent Trustees retire from service as Independent Trustees at the end of the calendar year in which he or she turns 78 years of age. Exceptions may be made for temporary transition periods, as approved and agreed to by the Board and the retiring Independent Trustee.
Interested Trustees
John T. Genoy. Mr. Genoy has served as a Trustee since 2021. President and Co-Head of SunAmerica, Venerable since 2026, he currently serves as President and Chief Operating Officer of SunAmerica and President of the Trust and of SST. He joined SunAmerica in 1995. Prior to joining SunAmerica, he was a member of the financial services group at PricewaterhouseCoopers LLP. Mr. Genoy received a B.S. in accounting from Villanova University and is a Certified Public Accountant.
Timothy W. Brown. Mr. Brown has served as a Trustee since 2026. He joined Venerable Investment Advisers, LLC in 2023 and also serves as Executive Vice President, Chief Legal Officer, and Secretary of VA Capital Company LLC, Venerable Holdings, Inc., Venerable Insurance and Annuity Company, Corporate Solutions Life Reinsurance Company, Rocky Range, Inc., and VIAC Services Company. He previously served as President, Chief Executive Officer, Chief Legal Officer and Secretary of Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company from 2022 to 2024. He has a background in the financial services industry, has held senior management positions with asset management and insurance companies, and has multiple years of service on the boards of private companies and organizations.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of Venerable or its affiliates for attendance at meetings of the Board. Effective January 1, 2026, the annual fee paid to each Independent Trustee is $275,000. Trustees are compensated $3,000 for special in-person or telephonic Board meetings. The Independent Chair receives an additional retainer fee of $115,000. These expenses are allocated on the basis of the relative net assets each Portfolio of the Annuity Funds. Messrs. Genoy and Brown, who are Interested Trustees by virtue of their employment relationship with SunAmerica, receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Self, as Audit Committee Chair, receives an additional retainer fee of $35,000. Ms. Doi, as Nomination Committee Chair, receives an additional retainer fee of $25,000, and Ms. Kerns, as Compliance and Risk Committee Chair, receives an additional retainer fee of $25,000.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Portfolios’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Portfolios and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met 4 times during the fiscal year ended December 31, 2025.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from
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shareholders should be directed to the attention of the Secretary of the Trust at One World Trade Center, Suite J, 49th Floor, New York, NY 10007. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met 3 times during the fiscal year ended December 31, 2025.
The Compliance and Risk Committee is responsible for assisting the Board in its oversight of the Trust’s compliance with regulatory requirements, material operating risks, and promotion of honest and ethical conduct in the Trust’s affairs. Ms. Kerns serves as the Chair of the Compliance and Risk Committee. The Compliance and Risk Committee met 3 times during the fiscal year ended December 31, 2025.
As of March 31, 2026, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
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TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2025.
Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Tracey C. Doi	0	0
Jane Jelenko	0	0
Christianne F. Kerns	0	0
Charles H. Self III	0	0
Martha B. Willis	0	0
Bruce G. Willison	0	0
Interested Trustees
John T. Genoy	0	0
Timothy W. Brown[3]	N/A	N/A

1
Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust.
2
Includes the Trust (59 portfolios) and SST (14 portfolios).
3
Mr. Brown was appointed as an Interested Trustee to the Trust’s Board effective January 1, 2026.
As of December 31, 2025, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in SunAmerica, a subadviser or the Distributor or any person (other than a registered investment company), directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of Venerable or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2025.
Name of Trustee	Aggregate Compensation from the Portfolios in this SAI	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Tracey C. Doi	$15,916	—	$252,500
Jane Jelenko	16,388	—	260,000
Christianne F. Kerns	15,887	—	251,667
Charles H. Self III	15,128	—	240,000
Martha B. Willis	15,128	—	240,000
Bruce G. Willison	20,485	—	325,000

1
As of December 31, 2025, the Fund Complex included the Trust (59 portfolios) and SST (14 portfolios).
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at One World Trade Center, 285 Fulton Street, Suite J, 49th Floor, New York, NY 10007, is an indirect, wholly-owned subsidiary of Venerable.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and
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expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or any Portfolio, or to any other person, for any act or omission by it or for any losses sustained by a Portfolio or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
Advisory Fees
As compensation for its services, the Adviser receives from each Portfolio a fee, accrued daily and payable monthly, based on average daily net assets at the following annual rates:
Portfolio	Fee Rate (as a % of average daily net asset value)
SA Goldman Sachs Government and Quality Bond Portfolio	.625% on the first $200 million
.575% on the next $300 million
.500% thereafter
SA Wellington Capital Appreciation Portfolio	.750% on the first $50 million
.725% on the next $50 million
.700% thereafter
SA Wellington Strategic Multi-Asset Portfolio[1]	1.00% on the first $200 million
.875% on the next $300 million
.800% thereafter
[1] Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee through
April 30, 2027 with respect to the SA Wellington Strategic Multi-Asset Portfolio so that the net advisory fee rate payable by the
Portfolio to SunAmerica under the Advisory Agreement is equal to 0.65% of the Portfolio’s average daily net assets on the first
$200 million, 0.525% of the Portfolio’s average daily net assets on the next $300 million and 0.45% of the Portfolio’s average daily net assets over $500 million.

The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years:
Portfolio	2025	2024	2023
SA Goldman Sachs Government and Quality Bond Portfolio	$6,259,242	$6,550,962	$7,097,286
SA Wellington Capital Appreciation Portfolio	16,569,028	15,115,987	12,080,890
SA Wellington Strategic Multi-Asset Portfolio	1,691,074	1,667,956	1,500,827
For each of the last three fiscal years, SunAmerica waived advisory fees with respect to certain Portfolios pursuant to an Advisory Fee Waiver Agreement in the amounts set forth below.
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Portfolio	2025	2024	2023
SA Wellington Strategic Multi-Asset	$591,876	$583,785	$90,096
The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolios after paying all subadvisory fees to the Subadvisers for the past three fiscal years:*
	2025		2024		2023
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Goldman Sachs Government and Quality Bond Portfolio**	0.44%	$5,088,577	0.43%	$5,260,770	0.43%	$5,697,829
SA Wellington Capital Appreciation Portfolio	0.45%	10,577,411	0.45%	9,643,313	0.45%	7,692,179
SA Wellington Strategic Multi- Asset Portfolio	0.81%	1,375,280	0.81%	1,355,282	0.77%	1,161,358

* The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.
** Prior to July 28, 2025, Wellington Management served as the subadviser to the Portfolio. Effective July 28, 2025, GSAM assumed subadvisory duties of the Portfolio.
Pursuant an Expense Limitation Agreement, SunAmerica has contractually agreed through April 30, 2027, to waive its fees and/or reimburse expenses for the SA Wellington Strategic Multi-Asset Portfolio to the extent that the Total Annual Portfolio Operating Expenses exceed 0.81% and 1.06% of the average daily net assets of the Portfolio’s Class 1 and Class 3 shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2027, only with the approval of the Board of the Trust, including a majority of the Independent Trustees. SunAmerica may voluntarily reimburse additional amounts to increase returns to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely but may be terminated at any time.
For the last three fiscal years ended December 31, SunAmerica voluntarily or contractually waived fees and/or reimbursed expenses (excluding advisory fee waivers), as applicable, for all classes of shares, which are not included as part of the advisory fee table as follows:
Portfolio	2025	2024	2023
SA Wellington Strategic Multi-Asset Portfolio	$194,357	$129,521	$412,189
None of the Portfolios had recoupments for the fiscal years ended December 31, 2025, 2024 and 2023.
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SUBADVISORY AGREEMENTS
GSAM and Wellington Management act as the Subadvisers to certain of the Trust’s Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the Portfolios. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers’ fees. From inception until July 27, 2025, Wellington Management served as the subadviser to the SA Goldman Sachs Government and Quality Bond Portfolio (formerly, the SA Wellington Government and Quality Bond Portfolio). Effective July 28, 2025, GSAM assumed subadvisory duties of the SA Goldman Sachs Government and Quality Bond Portfolio.
GSAM is a Delaware limited partnership. Wellington Management is a Delaware limited liability partnership.
The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio’s outstanding voting securities, by SunAmerica on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Trust. Under the terms of the Subadvisory Agreements, the Subadvisers are not liable to their respective Portfolios, or their shareholders, for any act or omission by them or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.
SunAmerica may terminate any Subadvisory Agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into subadvisory agreements relating to the Portfolios with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing portfolios, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Portfolios to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Portfolios’ shareholders have approved the Portfolios’ reliance on the no-action relief. SunAmerica will determine if and when a Portfolio should rely on the no-action relief.
The following table shows the Subadvisers to each Portfolio:
Subadviser	Portfolio
GSAM	SA Goldman Sachs Government and Quality Bond Portfolio
Wellington Management	SA Wellington Capital Appreciation Portfolio
SA Wellington Strategic Multi-Asset Portfolio
The following table sets forth the aggregate subadvisory fees paid to the Subadvisers by SunAmerica with respect to the Portfolios for the last three fiscal years ended December 31.
	2025		2024		2023
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Goldman Sachs Government and Quality Bond Portfolio	0.10%	$1,170,665	0.11%	$1,290,192	0.11%	$1,399,457
SA Wellington Capital Appreciation Portfolio	0.25%	5,991,617	0.25%	5,472,674	0.26%	4,388,711
SA Wellington Strategic Multi- Asset Portfolio	0.19%	315,794	0.19%	312,674	0.23%	339,469
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PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts (other than the Portfolios) managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of December 31, 2025 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in millions in such accounts that have an advisory fee that is all or partly based on the account’s performance are provided in the footnotes below.
Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of December 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions
Goldman Sachs	Peter Stone	100	$528,893	488	$426,535	54,443	$814,651
	Rob Pyne	100	$528,893	488	$426,535	54,443	$814,651
	Jon Calluzzo	11	$12,543	11	$13,474	2,116	$139,000
Wellington Management	Stephen C. Mortimer, CFA	8	$11,579	2	$268	2	$491
	Martin Harvey, CFA	2	$3,973	12[2]	$4,672	32[3]	$19,871
	Edward L. Meyi, FRM	2	$135	15[4]	$6,353	34[5]	$19,966
	Tara C. Stilwell, CFA	3	$5,013	7	$4,547	17[1]	$6,356

1 1 account subject to performance-based fees; $284
2 1 account subject to performance-based fees; $234
3 6 accounts subject to performance-based fees; $5,830
4 1 account subject to performance-based fees; $234
5 7 accounts subject to performance-based fees; $6,010
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•
Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•
Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons,
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and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•
Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers’ codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers’ codes of ethics will eliminate such conflicts.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, are described below.
GSAM. Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded in part for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
For compensation purposes, the benchmark for the SA Goldman Sachs Government and Quality Bond Portfolio is Bloomberg U.S. Government/Mortgage Index.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Wellington Management. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2025.
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Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of the Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.
Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Harvey and Mortimer and Ms. Stilwell are Partners.
Portfolio	Benchmark Index and/or Peer Group
SA Wellington Capital Appreciation Portfolio	Russell 3000® Growth Index
SA Wellington Strategic Multi-Asset Portfolio	MSCI All Country World (Stilwell)
FTSE WGBI Hedged to USD (Harvey and Meyi)
Ownership of Portfolio Managers
As of December 31, 2025, none of the Portfolio Managers had any ownership interest in a Portfolio that they managed.
PERSONAL SECURITIES TRADING
The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code is filed as an exhibit to the Trust’s registration statement. SunAmerica reports violations of the SunAmerica Code to the Board.
Each of the Subadvisers has adopted a code of ethics (a “Code of Ethics”). Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s Code of Ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Board.
DISTRIBUTION AGREEMENT
The Trust, on behalf of the Portfolios, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and a wholly-owned subsidiary of Venerable, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolios to the Separate Accounts of the Life Companies. The address of the Distributor is 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect
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to the Portfolios, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. Prior to January 1, 2026, Corebridge Capital Services, Inc. served as the Trust’s distributor.
After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).
RULE 12b-1 PLANS
The Board has adopted a Rule 12b-1 Plan for Class 1 shares (the “Class 1 Plan”), Class 2 shares (the “Class 2 Plan”) and Class 3 shares (the “Class 3 Plan” and, together with the Class 1 Plan and Class 2 Plan, the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Reference is made to “Account Information” in the Prospectus for certain information with respect to the 12b-1 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 and Class 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described above.
Account Maintenance and Service Fees
The following table sets forth the service fees paid by each of the Portfolios with respect to Class 2 and Class 3 shares for the fiscal year ended December 31, 2025.
	2025
Portfolio	Class 2	Class 3
SA Goldman Sachs Government and Quality Bond Portfolio	$19,716	$1,278,846
SA Wellington Capital Appreciation Portfolio	75,520	3,860,655
SA Wellington Strategic Multi-Asset Portfolio[1]	N/A	390,990

1
The Portfolio does not offer Class 2 shares.
Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements and to funds-of-funds, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus
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for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
Under the Code, each Portfolio is treated as a separate regulated investment company provided that certain qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of the Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that the Portfolio satisfies a minimum distribution requirement as described below. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
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In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the contracts became adequately diversified.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.
The  Portfolios may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
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The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of
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the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
For the fiscal year ended December 31, 2025, the Portfolios had the following capital loss carry-forwards:
Unlimited Loss Carry-Forward*
	ST	LT
SA Goldman Sachs Government and Quality Bond	$78,471,300	$121,617,007
SA Wellington Capital Appreciation	-	-
SA Wellington Strategic Multi-Asset	-	-

*
The Portfolios had a change in ownership as defined in the Internal Revenue Code section 382 during the fiscal year ended December 31, 2025. The capital loss carryforwards may be subject to limitations pursuant to applicable federal income tax regulations.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends-received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below. The descriptions of these provisions are qualified in their entirety by reference to the Declaration, which is incorporated herein by reference to this registration statement.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
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All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal rights with respect to their shares, and except as the Trustees may determine, are not entitled to preemptive, conversion, exchange or similar rights. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires
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the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any Portfolio, in connection with the affairs of the Trust or any Portfolio, and that a Trustee, officer or employee is liable to the Trust and any Portfolio only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative and Direct Actions
The Declaration provides a detailed process for the bringing of actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder claims, demands, and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A shareholder may not bring a direct action claiming injury as a shareholder of the Trust, or an affected Portfolio, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of an affected Portfolio, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the affected Portfolio, generally. If a derivative or direct action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts (Boston Division) or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to
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distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares; and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of the Trust, and through the Seasons Managed Allocation Portfolios of the Seasons Series Trust and the Trust’s Allocation Portfolios for which SunAmerica serves as investment adviser and that are managed as “funds of funds.” As of March 31, 2026, the ownership of the Portfolios’ shares was as follows:
	AGL	Allocation Portfolios	Nassau	SDAP	SDSP	USL	VALIC
SA Goldman Sachs Government and Quality Bond Portfolio (Class 1)	7.35%	11.49%	0.09%	60.73%	20.17%	0.16%	0.00%
SA Goldman Sachs Government and Quality Bond Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Goldman Sachs Government and Quality Bond Portfolio (Class 3)	93.52%	0.00%	0.00%	0.00%	0.00%	5.72%	0.76%
SA Wellington Capital Appreciation Portfolio (Class 1)	66.69%	4.09%	0.82%	20.50%	6.11%	1.78%	0.00%
SA Wellington Capital Appreciation Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Wellington Capital Appreciation Portfolio (Class 3)	94.10%	0.00%	0.00%	0.00%	0.00%	5.29%	0.61%
SA Wellington Strategic Multi-Asset Portfolio (Class 1)	87.74%	0.00%	10.68%	0.00%	0.00%	1.58%	0.00%
SA Wellington Strategic Multi-Asset Portfolio (Class 3)	90.53%	0.00%	0.00%	0.00%	0.00%	8.22%	1.25%
AGL’s address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau’s address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL’s address is 1133 Avenue of the Americas 33rd Floor, New York, New York 10036. VALIC’s address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019. The Allocation Portfolios, each a series of the Trust, consist of SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio and SA VCP Index Allocation Portfolio and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007. SDAP and SDSP are each a series of the Trust, and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007. The Seasons Managed Allocation Portfolios, each a series of SST, consist of SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio and their address is 5300 Memorial Drive, Suite 1150, Houston, Texas 77007.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies and to funds-of-funds. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the NAV of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The Board has designated SunAmerica as its “valuation designee,” subject to its oversight. SunAmerica utilizes the Portfolios’ policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by a Portfolio, including procedures for the fair valuation securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee that is responsible for, among other things, making certain determinations in connection with a Portfolio’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other portfolios. A description of the pricing procedures that are generally used to value the securities held by the Portfolio are described below.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a
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security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with the Portfolio’s pricing procedures adopted by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service. Swap contracts traded OTC will be valued at a mid-valuation provided by a Board-approved pricing service. Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a pricing service approved by the valuation designee. The pricing services may use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option-adjusted spreads models, prepayments projections, interest-rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Portfolio may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with the PRC Procedures.
Senior floating-rate loans are valued at the average of available bids in the market for such loans, as provided by a loan pricing service approved by the valuation designee.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, available from the broadest and most representative market, that may be either a securities exchange or OTC market.
Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or a Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or a Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of
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research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.
The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or a Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or a Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or a Subadviser by a broker. The Adviser or a Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or a Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker- dealers with or through whom the Adviser or a Subadviser places the Portfolio’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. The Adviser or a Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or a Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or a Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser or a Subadvisers’ investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or a Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or a Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or a Subadvisers with certain statistical, research and other information.
Although the objectives of other accounts or investment companies that the Adviser or a Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or a Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or a Subadviser. The Adviser or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Under the European Union’s (the “EU”) Markets in Financial Instruments Directive (“MiFID II”), investment managers in the EU may not use client brokerage commissions to pay for research from brokers. Investment managers in the EU are instead required to either pay for research out of their own profit and loss or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. To the extent a Subadviser is located in the EU, it will be subject to the restrictions of MiFID II in connection with its management of a Portfolio.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or a Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.
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Commission Recapture Program. The Trust has established a commission recapture program. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadviser. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended December 31, 2025:
PORTFOLIO	AGGREGATE AMOUNT
SA Goldman Sachs Government and Quality Bond Portfolio	—
SA Wellington Capital Appreciation Portfolio	$11,025
SA Wellington Strategic Multi-Asset Portfolio	641
Brokerage Commissions
The following table sets forth the brokerage commissions paid by the Portfolios for the last three fiscal years ended December 31. None of the transactions were executed with affiliated brokers.
PORTFOLIO	2025 AGGREGATE BROKERAGE COMMISSIONS	2024 AGGREGATE BROKERAGE COMMISSIONS	2023 AGGREGATE BROKERAGE COMMISSIONS
SA Goldman Sachs Government and Quality Bond Portfolio	$0	$0	$0
SA Wellington Capital Appreciation Portfolio	550,546	532,033	617,014
SA Wellington Strategic Multi-Asset Portfolio	44,035	26,369	30,106
In addition, for the fiscal year ended December 31, 2025, the Portfolios directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA Goldman Sachs Government and Quality Bond Portfolio	$0	$0
SA Wellington Capital Appreciation Portfolio	2,489,456,319	101,404
SA Wellington Strategic Multi-Asset Portfolio	75,343,415	10,957
The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolios’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of December 31, 2025.
Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Goldman Sachs Government and Quality Bond Portfolio	None	None	None
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Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Wellington Capital Appreciation Portfolio	Bank of America Corp.	855	Debt
	Barclays Capital, Inc.	770	Debt
	BNP Paribas SA	770	Debt
	Deutsche Bank AG	845	Debt
SA Wellington Strategic Multi-Asset Portfolio	Bank of America Corp.	432	Debt
	Barclays Capital, Inc.	280	Debt
	BNP Paribas SA	280	Debt
	Deutsche Bank AG	305	Debt
	Goldman Sachs Group, Inc.	25	Debt
	JPMorgan Chase & Co.	96	Debt
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
FINANCIAL STATEMENTS
Each Portfolio’s audited financial statements are incorporated into this SAI by reference to the Trust’s Annual Financial Statements and Other Information for the fiscal year ended December 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Report”). You may request a copy of the 2025 Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.
GENERAL INFORMATION
Custodian
State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.
Transfer Agent
VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement
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provides for a combined annual payment of $150,000 by the Trust and SST for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5678, serves as the Trust’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Trust.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. Each Portfolio files monthly portfolio holdings on Form N-PORT quarterly, with every third month of the Portfolio’s fiscal quarter made publicly available no later than 60 days after the close of the fiscal quarter. Each Portfolio’s portfolio holdings are also made available on Form N-CSR for the Portfolio’s second and fourth fiscal quarters no later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively. A schedule of the complete holdings of each Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information and marketing communications (including printed advertising and sales literature) is generally made available at https://venerable.onlineprospectus.net/funds/sast_sst/ or online through the internet websites of the life insurance companies offering the Portfolios as investment options, and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
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Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
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Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
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PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
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Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information during the period in which the annual audits are performed on the Portfolios’ financial statements. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
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State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
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Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.
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S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
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Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
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Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
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CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.
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BarraOne. BarraOne is used for Market Risk analysis and Portfolio Attribution. On a daily basis, data is transferred to BarraOne via Secure File Transfer Protocol (SFTP). BarraOne uses the positions with its risk models and attribution engine to generate risk and attribution measures. BarraOne provides asset class risk analytics, stress testing, and performance attribution, helping users identify the fundamental market characteristics driving volatility.
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RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.
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Eagle PACE. Eagle PACE is used on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to `downstream’ systems for performance, risk, compliance, websites and client reporting.
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Eagle Star. Eagle STAR is the North American Investment Book of Records (IBOR). On an intraday basis, trades and transactions are sent into Eagle STAR. Eagle STAR will then apply the transaction/trade to funds and real-time positions are maintained. All types of equity and FX transactions/positions are sent to Eagle STAR. This includes start of day (SOD) positions and end of day (EOD) positions.
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SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.
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Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.
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MSCI, Inc. (“MSCI”). MSCI facilitates portfolio liquidity classifications at the position level in accordance with the Liquidity Rule (Rule 22e-4). MSCI provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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Brown Brothers Harriman & Co. Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives trade information on a daily basis.
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Acadia Soft. Acadia Soft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
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FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
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Accenture. Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings information on a daily basis.
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Glass, Lewis & Co. Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
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Clearwater Analytics. Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
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Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
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Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
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Abel Noser Solutions, LLC (“Abel Noser”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Abel Noser analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Abel Noser does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Abel Noser includes a confidentiality clause.
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Manhattan Creative Partners (d/b/a “Diligent”). Marketing may provide Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent also hosts the Board’s online meeting materials.
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Institutional Shareholder Services (“ISS”). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SunAmerica’s contract with ISS includes a confidentiality clause.
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SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
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Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and the Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or the Subadvisers. The information provided is subject to a legal duty of confidentiality.
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Markit WSO Corporation (“Markit WSO”). Markit WSO performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.
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Dynamo Software, Inc. (“Dynamo Software”). Dynamo Software provides a technology platform to Wellington Management to support private placement transactions, integrating the components of a private investment lifecycle into one system.
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Tri Optima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
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Wellington Management. Wellington Management also makes disclosures of 1940 Act client portfolio holdings to third parties without attribution to specific clients.
Additional Information about Shareholder Voting
Shares of the Trust are owned through the Separate Accounts of the Life Companies and through funds-of-funds.
The Separate Accounts are the primary shareholders of the Trust. Each Separate Account is a segregated asset account established by a Life Company. At shareholder meetings, each Life Company votes the shares of a portfolio held by its Separate Account(s) in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Each Life Company votes shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received.
The number of shares of beneficial interest in a portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract. Each outstanding share of a portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
With respect to those shares of the Trust held by funds-of-funds, funds-of-funds will vote the shares of their underlying portfolios in accordance with the funds-of-funds’ proxy voting policies and procedures.
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Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations from SunAmerica, its affiliates and an independent proxy voting firm. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of (i) a member of the Investment Management Department, (ii) at least one member of SunAmerica’s Compliance Department and (iii) at least one person with respect to SunAmerica who oversees the Portfolios’ subadvisers (or their designees).
SunAmerica has engaged the services of an independent voting firm to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes. Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. Accordingly, each of the Portfolios will abstain on “environmental,” “social,” and/or “social and environmental” issue proposals unless otherwise indicated in the Policies or as determined by the Proxy Voting Committee pursuant to the Policies.
The Proxy Voting Committee’s practice is generally not to vote in circumstances where, in its determination, the cost of voting exceeds the expected benefit of voting a particular proxy. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized or apostilled, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Portfolios prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Portfolios’ ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”) according to recommendations from SunAmerica and the independent proxy voting firm. The Guidelines identify certain vote items to be determined on a case-by-case basis and certain vote items that will be voted upon in accordance with the standards set out in the Guidelines. With respect to vote items to be determined on a case-by-case basis and with respect to proposals not specifically addressed by the Policies, the Proxy Voting Committee will generally rely on the guidance or a recommendation from the independent proxy voting firm, but may also rely on any of the subadvisers of the Portfolios, or other sources. The Adviser or subadvisers of the Portfolios may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting firm. The Proxy Voting Committee in these instances will recommend the vote that it believes will maximize value for, and is in the best interests of, Portfolio shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:
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Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information;
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Vote for requiring annual advisory votes on compensation;
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Vote for shareholder proposals asking that a majority or more of directors be independent;
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Vote against proposals to classify the board; and
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Vote case-by-case on director nominees.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will, in most instances, adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting firm.
If, however, a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of the Adviser or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one
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Director or Trustee, as the case may be, who is not an “interested person,” (as that term is defined in the Investment Company Act of 1940, as amended) of the Portfolios or the Adviser, time permitting, before casting the vote to ensure that the Portfolio votes in the best interests of the Portfolio’s shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (i) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (ii) any determination to vote a particular proxy in a non-uniform manner, and (iii) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting firm will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://venerable.onlineprospectus.net/funds/sast_sst/.
Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
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APPENDIX A - INVESTMENT PRACTICES
For reference, the following table outlines the investment practices in which the Portfolios may engage. In the event of any discrepancy between this Appendix A and the disclosures contained in the Prospectus and SAI, the latter shall prevail. The percentage limitations indicated in the charts below specify that a Portfolio may invest up to the noted percentage limitation for the specific investment.
	SA Wellington Capital Appreciation Portfolio	SA Goldman Sachs Government and Quality Bond Portfolio	SA Wellington Strategic Multi-Asset Portfolio
Asset-Backed Securities		X	X
Bank Capital Securities			X
Borrowing	X	X	X
Credit Risk Transfer Securities
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations			X
Convertible Securities			X
Corporate Actions	X	X	X
Counterparty and Third Party Risk		X	X
Cybersecurity and Artificial Intelligence Risk	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)			X
Defensive Instruments	X	X	X
Derivatives	X	X	X
Forward Foreign Currency Exchange Contracts			X
Options and Futures	X	X	X
Futures	X	X	X
Options		X	X
Options on Foreign Currencies			X
Options on Futures			X
Options on Securities			X
Options on Securities Indices			X
Reset Options
Yield Curve Options
Limitations on Entering into Futures Contracts and Options on Futures
Commodity Exchange Act Regulation
Swaps		X	X
Basis Swap
Credit Default Swap Agreements			X
Cross-Currency Swaps
Currency Swaps
Equity Swaps Agreements
Index Swaps
Inflation Swaps
Interest Rate Caps, Collars and Floors
Interest Rate Swap Agreements
Mortgage Swaps
Options on Swaps
Total Return Swaps			X
Risks of Entering into Swap Agreements
Contracts for Difference
Emerging Markets	X		X
Brady Bonds
Chinese Securities			X
Stock Connect
Russian Securities			X
Equity Securities	X		X
Preferred Securities	X		X
ESG Investment Risk
Fixed Income Securities		X	X
Inflation-Indexed Securities		X	X
A - 1

	SA Wellington Capital Appreciation Portfolio	SA Goldman Sachs Government and Quality Bond Portfolio	SA Wellington Strategic Multi-Asset Portfolio
Lower-Rated, Fixed Income Securities		X	X
Municipal Securities		X	X
Floating Rate Obligations
Foreign Securities			X
Foreign Currency			X
Hybrid Instruments	X		X
Illiquid Investments	X	X	X
Income Trusts
Interfund Borrowing and Lending Program	X	X	X
Inverse Floaters
IPO Investing	X		X
Liquidity Risk Management	X	X	X
Loan Participations and Assignments
Master Limited Partnerships
Mortgage-Backed Securities		X	X
GNMA Certificates		X	X
FHLMC Certificates		X	X
FNMA Certificates		X	X
Conventional Mortgage Pass-Through Securities		X	X
Collateralized Mortgage Obligations		X	X
Stripped Mortgage-Backed Securities			X
Municipal Bonds		X	X
Newly Developed Securities			X
Non-Diversified Status
Other Investment Companies		X	X
Exchange Traded Funds		X	X
Partnership Securities
Passive Foreign Investment Companies
Private Investments in Public Equity	X
Real Estate Investment Trusts	X		X
Recent Market Events	X	X	X
Restricted Securities			X
Reverse Repurchase Agreements			X
Roll Transactions			X
Sector Risk			X
Securities Lending	X	X	X
Short Sales
Short-Term Investments	X	X	X
Money Market Securities		X	X
Commercial Bank Obligations
Savings Association Obligations
Commercial Paper		X	X
Extendible Commercial Notes
Variable Amount Master Demand Notes
Corporate Bonds and Notes			X
U.S. Government Securities		X	X
Repurchase Agreements		X	X
Special Purpose Acquisition Companies			X
Special Situations			X
Standby Commitments
U.S. Government Securities		X	X
U.S. Treasury Inflation Protection Securities		X	X
Unseasoned Companies			X
Value Investing			X
Variable Rate Demand Notes
Warrants and Rights			X
When-Issued, Delayed-Delivery and Forward Commitment Securities
A - 2

	SA Wellington Capital Appreciation Portfolio	SA Goldman Sachs Government and Quality Bond Portfolio	SA Wellington Strategic Multi-Asset Portfolio
Zero-Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds	X		X
A - 3

APPENDIX B
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Credit Ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund Assessments
Moody’s Bond Fund assessments are opinions of the maturity-adjusted credit quality of assets within the portfolio of a mutual fund, or similar investment vehicles that principally invest in fixed income obligations, and of the operational risk associated with managing the fund. In some cases, heightened operational risk may constrain a fund’s assessment, regardless of the quality of the assets within the portfolio. Bond Fund assessments exclude other risks, such as asset liquidity, interest rate, currency and any other market risk. The assessments also do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-bf	Bond Funds assessed Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds assessed Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds assessed A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds assessed Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds assessed Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds assessed B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds assessed Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds assessed Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds assessed C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund Assessments
Moody’s Money Market Fund assessments are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.
Aaa-mf	Money market funds assessed at Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds assessed at Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds assessed at A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds assessed at Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds assessed at B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds assessed at C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically within an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

S&P Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
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The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
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The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

S&P Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-
looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global
Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-
grade level and/or the issuer’s bonds were deemed taxable. Discontinued
use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
Interest Payment: ‘i’ inactive qualifier
This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’
suffix. Discontinued use as of December 2014 and as of August 2015 for
Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P
Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

S&P Ratings as of December 16, 2025
Fitch Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.

C	Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.
RD
Restricted default. ’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’. For Derivative Counterparty Ratings the modifiers ‘+’ or ‘-’ may be appended to the ratings within ‘AA(dcr)’ to ‘CCC(dcr)’ categories.
Fitch Short-Term Ratings Assigned to Issuers or Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as Positive, indicating that a rating could stay at its present level or potentially be upgraded, Negative, to indicate that the rating could stay at its present level or potentially be downgraded, or Evolving if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The

Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlooks and Watches
Rating Outlooks and Watches are mutually exclusive.
Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached or been sustained at the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are applied on the long-term scale to certain issuer ratings and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to IFS ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions, fund finance facilities and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to VRs, Government and Shareholder Support Ratings Derivative Counterparty Ratings and Ex-government Support Ratings.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and Outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Outlook Revision
Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.
An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.
Additional Usage of Primary Credit Rating Scales
Expected Ratings
Where a rating is referred to as “expected,” alternatively referred to as “expects to rate,” it will have a suffix as
(EXP). This suffix indicates that the assigned rating may be sensitive to (i) finalization of the terms in the draft documents or (ii) fulfilment of other contingencies at closing. For example:Expected ratings can be assigned based on the agency’s expectations regarding final documentation, typically based on a review of the draft documentation provided by the issuer. When final documentation is received, the (EXP) suffix typically will be removed and the rating updated if necessary.Fitch may also employ “expects to rate” language for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure or merger).Conversely, Fitch may choose not to append the (EXP) suffix, even if there are contingencies to fulfil, if Fitch determines that the rating is not expected to be sensitive to the manner in which, or the extent to which, any of these contingencies are fulfilled.While ratings typically only remain as
“expected” for a short time, determined by timing of transaction closure, restructuring, refinancing, corporate reorganization, etc., they may still be raised, lowered or placed on Rating Watch or withdrawn. Expected
Ratings are applicable to both public and private ratings.

Private Ratings
Fitch prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.

“Interest-Only” Ratings
Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings
Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.

“Unenhanced” Ratings
Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Rating Actions and Reviews
Assignment (New Rating)*	A rating has been assigned to a previously unrated issuer or issue.
Publication (Publish)
Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*	The rating has been reviewed with no change in rating through this action. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.
Upgrade*	The rating has been raised in the scale.
Downgrade*	The rating has been lowered in the scale.
Reviewed No Action*
The rating has been reviewed by a credit rating committee with no change in rating or Outlook. As of the review date, the credit rating committee determined that nothing had sufficiently changed to warrant a new rating action. Such review will be published on the agency’s website, but a Rating Action Commentary will not be issued.

Matured/ Paid-In-Full*
‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
Pre-refunded*	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn*	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.
Under Criteria Observation
The rating has been placed “Under Criteria Observation” upon the publication of new or revised criteria that is applicable to the rating, where the new or revised criteria has yet to be applied to the rating and where the criteria could result in a rating change when applied but the impact is not yet known. Under Criteria
Observation (UCO) is not a credit review and does not affect the rating level or Outlook/Watch, and does not satisfy the minimum annual review requirement. Placing a rating on UCO signals the beginning of a period during which the new or revised criteria will be applied. Where there is heightened probability of the application of the new or revised criteria resulting in a rating change in a particular direction, a Rating Watch may be assigned in lieu of the UCO to reflect the potential impact of the new or revised criteria. The status of
UCO will be resolved after the application of the new or revised criteria which must be completed within six months from the publication date of the new or revised criteria. UCO is only applicable to private and public international credit ratings. It is not applicable to National Ratings, Non-Credit Scale Ratings, Credit Opinions
or Rating Assessment Services. It is not applicable to ratings status Paid in Full, Matured, Withdrawn or Not
Rated.

Criteria Observation Removed
UCO can be addressed and removed by a subsequent rating action such as affirmation, upgrade or downgrade;
with these actions, the annual review requirement is also met. Where a rating action has not been taken, a
Criteria Observation Removed action may be taken if it has been determined that the rating would not change due to the application of the new criteria. The Criteria Observation Removed action does not satisfy Fitch’s minimum annual credit review requirement.

Recovery Rating Revision	Change to an issue’s Recovery Rating.
* A Rating Action or Review must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Rating Actions, Data Actions, or changes in rating modifiers, meet this requirement. Actions or Reviews that can meet this requirement are noted with an *.
Fitch Ratings as of September 19, 2025

PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)	(1)
Amended and Restated Declaration of Trust dated April 27, 2022. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

	(2)
Amended and Restated Establishment and Designation of Series dated May 23, 2017. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on August 16, 2017.

	(3)
Amended and Restated Establishment and Designation of Series dated August 9, 2017. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 23, 2018.

	(4)
Amended and Restated Establishment and Designation of Series dated December 19, 2017. Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 1, 2018.

	(5)
Amended and Restated Designation of Series of Shares dated April 4, 2018. Incorporated herein by reference to
Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742)
filed on April 23, 2018.

	(6)
Amended and Restated Establishment and Designation of Series dated December 12, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on December 17, 2018.

	(7)
Amended and Restated Establishment and Designation of Series dated June 12, 2019. Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 24, 2019.

	(8)
Amended and Restated Establishment and Designation of Series dated April 28, 2020. Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 24, 2020.

	(9)
Amended and Restated Establishment and Designation of Series dated October 12, 2020. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on January 25, 2021.

	(10)
Amended and Restated Establishment and Designation of Series dated April 27, 2021. Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 30, 2021.

	(11)
Amended and Restated Establishment and Designation of Series dated May 25, 2021. Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on May 27, 2021.

	(12)
Amended and Restated Establishment and Designation of Series dated June 27, 2022. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 27, 2023.

	(13)
Amended and Restated Establishment and Designation of Series, dated June 26, 2023. Incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 5, 2023.

	(14)
Amended and Restated Establishment and Designation of Series, dated April 12, 2024. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 26, 2024.

	(15)
Amended and Restated Establishment and Designation of Series, dated April 17, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on April 28, 2025.

	(16)
Amended and Restated Establishment and Designation of Series, dated June 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on July 28, 2025.

	(17)	Amended and Restated Establishment and Designation of Series.*
1

(b)
Amended and Restated By-Laws dated April 27, 2022. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

(c)		Instruments Defining Rights of Security Holders. Incorporated herein by reference to Exhibits (a) and (b) above.
(d)	(1)
Investment Advisory and Management Agreement between the Registrant and SunAmerica Asset Management,
LLC (“SunAmerica”), dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment
No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(2)
Master-Feeder Addendum to the Investment Advisory and Management Agreement, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(3)	First Amended and Restated Master Advisory Fee Waiver Agreement, between the Registrant and SunAmerica, dated April 30, 2026.*
(4)
Advisory Fee Waiver Agreement for the SA Franklin Small Company Value Portfolio, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(5)
Advisory Fee Waiver Agreement for the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy
Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(6)
Subadvisory Agreement between SunAmerica and AllianceBernstein, L.P., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(7)
Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(8)	First Amended and Restated Subadvisory Agreement between SunAmerica and BlackRock Investment Management, LLC.*
(9)
Subadvisory Agreement between SunAmerica and Brandywine Global Investment Management, LLC, dated
January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(10)
Subadvisory Agreement between SunAmerica and Federated Investment Management Company, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(11)
Subadvisory Agreement between SunAmerica and FIAM LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 24, 2026.

(12)
Subadvisory Agreement between SunAmerica and Franklin Advisers, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(13)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and Brandywine Global Investment Management,
LLC dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(14)
Sub-subadvisory Agreement between Franklin Advisers, Inc. and ClearBridge Investments, LLC, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(15)
Subadvisory Agreement between SunAmerica and Franklin Mutual Advisers, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(16)
Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P., dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(17)
Subadvisory Agreement between SunAmerica and Invesco Advisers, Inc., dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(18)
Subadvisory Agreement between SunAmerica and Janus Henderson Investors US LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

2

(19)
Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc., dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(20)
Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company, dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(21)
Subadvisory Agreement between SunAmerica and Morgan Stanley Investment Management Inc., dated January 1,
2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(22)
Sub-subadvisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley
Investment Management Limited, dated January 1, 2026. Incorporated herein by reference to Post-Effective
Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
February 24, 2026.

(23)
Subadvisory Agreement between SunAmerica and Pacific Investment Management Company LLC (“PIMCO”),
dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(24)
Sub-subadvisory Agreement between PIMCO and Research Affiliates, LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(25)
Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(26)
Subadvisory Agreement between SunAmerica and Putnam Investment Management, LLC, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(27)
Subadvisory Agreement between SunAmerica and Schroder Investment Management North America Inc., dated
January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(28)
Sub-subadvisory Agreement between Schroder Investment Management North America Inc. and Schroder
Investment Management North America Limited, dated January 1, 2026. Incorporated herein by reference to Post-
Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(29)
Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc., dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(30)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Australia Limited on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-
Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(31)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. on behalf of the SA T. Rowe Price Allocation Moderately Aggressive Portfolio and the SA T. Rowe Price VCP Balanced
Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(32)
Sub-subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management,
Inc. on behalf of the SA T. Rowe Price VCP Balanced Portfolio, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File
No. 033-52742) filed on February 24, 2026.

(33)
Subadvisory Agreement between SunAmerica and Wellington Management Company LLP, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(e)
Distribution Agreement between the Registrant and Directed Services LLC, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on February 24, 2026.

(f)		Inapplicable.
3

(g)
Custody Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2026.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(h)	(1)
Fund Participation Agreement by and among American General Life Insurance Company, the Registrant, and
SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(2)
Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York,
the Registrant, and SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective
Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
February 24, 2026.

(3)
Fund Participation Agreement by and among The Variable Annuity Life Insurance Company, the Registrant, and
SunAmerica, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

	(4)	Participation Agreement by and between the Registrant, Corebridge Capital Services, Inc. and Nassau Life Insurance Company, dated July 1, 2025.*
	(5)	Assignment and Assumption Agreement between the Registrant, Nassau Life Insurance Company and Corebridge Capital Services, Inc., dated January 1, 2026.*
	(6)	Participation Agreement with SunAmerica Annuity and Life Assurance Company dated August 30, 2006 (Master- Feeder).*
(7)
Amendment No. 1 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company dated
April 1, 2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(8)
Form of Amendment No. 2 to the Participation Agreement with SunAmerica Annuity and Life Assurance Company
(Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(9)
Amendment No. 3 to the Participation Agreement with American General Life Insurance Company (successor to
SunAmerica Annuity Life Assurance Company) (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on December 17, 2018.

(10)
Amendment No. 4 to the Participation Agreement with American General Life Insurance Company (Master-Feeder)
dated December 17, 2018. Incorporated herein by reference to Post-Effective Amendment No. 109 to the
Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

(11)
Fund Participation Agreement with First SunAmerica Life Insurance Company dated September 1, 2006 (Master-
Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(12)
Amendment No. 1 to the Participation Agreement with First SunAmerica Life Insurance Company dated April 1,
2011 (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s
Registration Statement on Form N-1A (File No. 811-07238) filed on October 2, 2012.

(13)
Form of Amendment No. 2 to the Participation Agreement with The United States Life Insurance Company in the
City of New York (successor to First SunAmerica Life Insurance Company) (Master-Feeder). Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File
No. 811-07238) filed on October 2, 2012.

(14)
Amendment No. 3 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated July 31, 2013. Incorporated herein by reference to Post-Effective Amendment No.
109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on December 17, 2018.

(15)
Amendment No. 4 to the Participation Agreement with The United States Life Insurance Company in the City of
New York (Master-Feeder) dated December 17, 2018. Incorporated herein by reference to Post-Effective
Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (File No. 811-07238) filed on
December 17, 2018.

(16)
Form of Participation Agreement between The Variable Annuity Life Insurance Company, the Registrant, American
Funds Insurance Series and Capital Research and Management Company. Incorporated herein by reference to Post-
Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (File No. 811-7238) filed on
April 24, 2015.

(17)
Shareholder Services Agreement between the Registrant and American General Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

4

(18)
Shareholder Services Agreement between the Registrant and The United States Life Insurance Company in the City
of New York, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

(19)
Shareholder Services Agreement between the Registrant and The Variable Annuity Life Insurance Company, dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

(20)
Form of Indemnification Agreement between the Registrant and Trustee. Incorporated herein by reference to Post-
Effective Amendment No. 131 to the Registration Statement on Form N-1A (File No. 033-52742) filed on July 5,
2023.

(21)
Master Transfer Agency and Service Agreement between VALIC Retirement Services Company and the Registrant dated May 1, 2013. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 25, 2014.

(22)
Amendment No. 1 to the Master Transfer Agency and Service Agreement between VALIC Retirement Services
Company and the Registrant, dated January 1, 2026. Incorporated herein by reference to Post-Effective Amendment
No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(23)
Expense Limitation Agreement between the Registrant, on behalf of certain Portfolios, and SunAmerica, dated
January 1, 2026. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(24)
Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant, on behalf of the SA BlackRock Multi-
Factor 70/30 Portfolio, and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares
U.S. ETF Trust, dated January 19, 2022. Incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2022.

(25)
Rule 12d1-4 ETF Fund of Funds Investment Agreement between the Registrant, on behalf of the SA JPMorgan
Diversified Balanced Portfolio, and J.P. Morgan Exchange-Traded Fund Trust, dated October 15, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on February 24, 2026.

(i)	(1)
Opinion and Consent of Counsel Bingham McCutchen dated April 21, 2011. Incorporated herein by reference to
Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742)
filed on April 21, 2011.

(2)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – Foreign Value & Small & Mid
Cap Value Portfolios Class 1. Incorporated herein by reference to Post-Effective Amendment No. 58 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on January 20, 2012.

(3)
Opinion and Consent of Counsel Bingham McCutchen dated January 20, 2012 – SunAmerica Dynamic Allocation
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on January 20, 2012.

(4)
Opinion and Consent of Counsel Bingham McCutchen dated June 28, 2012 – SunAmerica Dynamic Strategy
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on June 29, 2012.

(5)
Opinion and Consent of Counsel Bingham McCutchen dated October 2, 2012 – Protected Asset Allocation SAST
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on October 2, 2012.

(6)
Opinion and Consent of Counsel Bingham McCutchen dated April 19, 2013 – VCP Total Return Balanced and
VCP Value Portfolios. Incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 22, 2013.

(7)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated January 13, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on January 13, 2016.

(8)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 22, 2016 – American Funds® Asset
Allocation SAST Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth SAST
Portfolio, American Funds® Growth-Income SAST Portfolio, SunAmerica Dynamic Allocation Portfolio,
SunAmerica Dynamic Strategy Portfolio, VCPSM Managed Asset Allocation SAST Portfolio, VCP Total Return
BalancedSM Portfolio and VCPSM Value Portfolio (Class 1 Shares). Incorporated herein by reference to Post-
Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 22, 2016.

5

	(9)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated May 11, 2016 – SA BlackRock VCP
Global Multi Asset Portfolio, SA Schroders VCP Global Allocation Portfolio and SA T. Rowe Price VCP Balanced
Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration
Statement on Form N-1A (File No. 033-52742) filed on May 11, 2016.

	(10)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated February 1, 2017 – SA Fixed Income
Index Portfolio, SA International Index Portfolio, SA Mid Cap Index Portfolio, SA Small Cap Index Portfolio, SA
Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio and SA Index Allocation 90/10 Portfolio.
Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on
Form N-1A (File No. 033-52742) filed on February 1, 2017.

	(11)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 20, 2018 – SA Large Cap Growth
Index Portfolio, SA Large Cap Value Index Portfolio, SA Emerging Markets Equity Index Portfolio, SA Global
Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio and SA Global Index Allocation
90/10 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on April 23, 2018.

	(12)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated April 30, 2019 – SA Fidelity Institutional
AM® International Growth Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 112 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 30, 2019.

	(13)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 7, 2019 – SA Franklin U.S. Equity
Smart Beta Portfolio dated October 7, 2019. Incorporated herein by reference to Post-Effective Amendment
No. 115 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on October 7, 2019.

	(14)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated October 13, 2020 – SA BlackRock Multi
Factor 70/30 Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on October 13, 2020.

	(15)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Diversified
Balanced Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(16)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated June 30, 2021 – SA JPMorgan Mid-Cap
Growth Portfolio. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 (File
No. 333-257555) filed on June 30, 2021.

	(17)
Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP dated August 10, 2021 – SA Wellington Capital
Appreciation Portfolio, SA Wellington Government and Quality Bond Portfolio and SA Wellington Strategic Multi-
Asset Portfolio. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on August 10, 2021.

(j)	(1)	Consent of Independent Registered Public Accounting Firm.*
	(2)	Consent of Independent Registered Public Accounting Firm.*
	(3)	Consent of Independent Registered Public Accounting Firm.*
	(4)	Consent of Willkie Farr & Gallagher LLP.*
(k)		Inapplicable.
(l)		Inapplicable.
(m)	(1)
Distribution Plan Pursuant to Rule 12b-1 (Class 1 Shares, formerly Class A Shares), as amended August 10, 2021.
Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement
on Form N-1A (File No. 033-52742) filed on August 10, 2021.

	(2)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 2 Shares, formerly Class B Shares), as amended
August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s
Registration Statement on Form N-1A (File No. 033-52742) filed on August 10, 2021.

	(3)
Distribution and Service Plan Pursuant to Rule 12b-1 (Class 3 Shares), as amended August 10, 2021. Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A
(File No. 033-52742) filed on August 10, 2021.

(n)
Amended and Restated Plan Pursuant to 18f-3. Incorporated herein by reference to Post-Effective Amendment
No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on August 1, 2002.

(o)		Reserved.
(p)	(1)	Code of Ethics of SunAmerica, the Registrant and Seasons Series Trust.*
	(2)
Code of Ethics of AllianceBernstein L.P. Incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 28, 2025.

6

(3)
Code of Ethics of BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

(4)
Code of Ethics of Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(5)
Code of Ethics of ClearBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

	(6)	Code of Ethics of Federated Hermes, Inc.*
	(7)	Code of Ethics of FIAM LLC. Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.
	(8)	Code of Ethics of Franklin Advisers, Inc. and its subsidiaries, which includes Putnam Investment Management, LLC.*
	(9)	Code of Ethics of Goldman Sachs Asset Management International and Goldman Sachs Asset Management, L.P.*
	(10)	Code of Ethics of Invesco Advisers, Inc.*
	(11)	Code of Ethics of Janus Henderson Investors US LLC.*
(12)
Code of Ethics of J.P. Morgan Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

	(13)	Code of Ethics of Massachusetts Financial Services Company.*
(14)
Code of Ethics of Morgan Stanley Investment Management Inc. Incorporated herein by reference to Post-Effective
Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 27, 2023.

	(15)	Code of Ethics of PIMCO. Incorporated herein by reference to Post-Effective Amendment No. 138 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on February 24, 2026.
(16)
Code of Ethics of PineBridge Investments LLC. Incorporated herein by reference to Post-Effective Amendment
No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(17)
Code of Ethics of Putnam Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 26, 2024.

(18)
Code of Ethics of Research Affiliates, LLC. Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 27, 2023.

(19)
Code of Ethics of Schroder Investment Management North America, Inc. Incorporated herein by reference to Post-
Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.

(20)
Code of Ethics of T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment
No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 26, 2024.

(21)
Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to Post-Effective
Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 26, 2024.

(22)
Code of Ethics of American Funds®. Incorporated herein by reference to Post-Effective Amendment No. 49 to the
Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on April 21, 2011.

(23)
Code of Ethics of The Capital Group Companies, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (File No. 033-52742) filed on
April 28, 2025.

(q)		Power of Attorney.*
*
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
No person is controlled by or under common control with the Registrant. All of the outstanding common stock of the Registrant is owned by separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York, The Variable Annuity Life Insurance Company, and Nassau Life Insurance Company. Common stock of the Registrant is also held by certain Portfolios of the Trust and of Seasons Series Trust that are managed as “funds-of-funds.”
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Item 30. Indemnification.
Section 9.5 of the Registrant’s Declaration of Trust relating to the indemnification of officers and trustees is quoted below:
Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.
No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.
Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.
To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
The Investment Advisory and Management Agreement and Subadvisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Subadviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Subadviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for disabling conduct (willfulness misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties), the Trust shall indemnify the Investment Adviser (and its officers and agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Investment Adviser) from any liability arising from the Investment Adviser’s conduct under the Investment Advisory and Management Agreement.
Item 31. Business and Other Connections of the Investment Adviser.
SunAmerica the investment adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.
8

Any other business, profession, vocation or employment of a substantial nature in which each director or officer of SunAmerica is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
Name	Position with SunAmerica	Other Positions held by directors, officers or partners
John T. Genoy	Director (Board Member), President	None
Timothy Brown	Executive Vice President	President of Venerable Investment Advisers, LLC, Executive Vice President, Chief Legal Officer & Corporate Secretary of Venerable Holdings, Inc.
Matthew Hackethal	Vice President, Chief Compliance Officer	None
Michal Levy	Director (Board Member), Senior Vice President	Senior Vice President and Head of VIA of Venerable Holdings, Inc., Senior Vice President and Head of Venerable Investment Advisers, LLC
Andrew Sheridan	Vice President	None
John Halpin	Assistant Vice President and Treasurer	None
Kristina Magolis	Vice President, General Counsel and Secretary	Vice President and Deputy General Counsel of Venerable Holdings, Inc., General Counsel of Venerable Investment Advisers, LLC
Thomas Bennett	Director	None
Richard Gelfand	Vice President
Chief Financial Officer and Assistant
Secretary of Venerable Investment
Advisers, LLC, Vice President of
Venerable Holdings, Inc., Venerable
Insurance and Annuity Company,
Corporate Solutions Life Reinsurance
Company, Rocky Range, Inc., VIAC
Services Company, and Chief Financial
Officer, Treasurer and Assistant
Secretary, Directed Services LLC.

Gregory R. Kingston	Vice President	None
Salimah Shamji	Assistant Vice President	None
Principal Business Addresses:
Venerable Investment Advisers, LLC, principally located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, is a registered investment adviser under the Investment Advisers Act of 1940, and is a wholly owned subsidiary of Venerable Holdings, Inc.
Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380.
Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Management Agreement,” “Distribution Agreement,” and “Trustees and Officers of the Trust” in the Statement of Additional Information constituting Part B of the Registration Statement.
AllianceBernstein L.P., BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Federated Investment Management Company, FIAM LLC, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Goldman Sachs Asset Management, L.P., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Pacific Investment Management Company LLC, PineBridge Investments LLC, Putnam Investment Management, LLC, Research Affiliates, LLC, Schroder Investment Management North America, Inc., Schroder Investment Management North America Limited, T. Rowe Price Associates, Inc., T. Rowe Price Australia Limited, T. Rowe Price International Limited, T. Rowe Price Investment Management, Inc. and Wellington Management Company LLP as the
9

Subadvisers of certain of the portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the above referenced Subadvisers.
File No.
SunAmerica Asset Management LLC	801-19813
AllianceBernstein L.P.	801-56720
BlackRock Investment Management LLC	801-56972
Brandywine Global Investment Management LLC	801-27792
ClearBridge Investments, LLC	801-64710
Federated Investment Management Company	801-34612
FIAM LLC	801-63658
Franklin Advisers Inc.	801-26292
Franklin Mutual Advisers LLC	801-53068
Goldman Sachs Asset Management L.P.	801-37591
Invesco Advisers Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Janus Capital Management LLC	801-13991
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
Morgan Stanley Investment Management Limited	801-26847
Pacific Investment Management Company LLC	801-48187
PineBridge Investments LLC	801-18759
Putnam Investment Management LLC	801-7974
Research Affiliates LLC	801-61153
Schroder Investment Management North America Inc.	801-15834
Schroder Investment Management North America Limited	801-37163
T. Rowe Price Associates Inc.	801-856
T. Rowe Price International Limited	801-61894
T. Rowe Price Investment Management, Inc.	801-121434
T. Rowe Price Australia Limited	801-112672
Wellington Management Company LLP	801-15908
Item 32. Principal Underwriters.
(a) Directed Services LLC serves as distributor and principal underwriter for SunAmerica Series Trust, Seasons Series Trust, and for all contracts issued by Venerable Insurance and Annuity Company through its Separate Accounts A, B, EQ, U and the Alger Separate Account A.
(b) The following information is furnished with respect to the principal officers and directors of Directed Services LLC:
Name and Principal Business Address	Positions and Offices with Underwriter	Position with Registrant
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, Chairperson of the Board, President and Chief Executive Officer	None
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director	None
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, Senior Vice President, Chief Ethics, Assistant Secretary, and Anti- Money Laundering Officer	None
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Chief Financial Officer, Treasurer, and Assistant Secretary	None
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer	None
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President, General Counsel, and Secretary	None
10

Name and Principal Business Address	Positions and Offices with Underwriter	Position with Registrant
Angela L. Ellis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Vice President, Chief Compliance Officer, and Assistant Secretary	None
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer and Assistant Secretary	None
(c) Not applicable.
Item 33. Location of Accounts and Records.
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian. It maintains books, records and accounts pursuant to the instructions of the Trust.
Directed Services LLC is located at 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380.
VALIC Retirement Services Company, 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, acts as transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.
SunAmerica Asset Management, LLC is located at One World Trade Center, Suite J, 49th Floor, New York, New York 10007.
AllianceBernstein L.P. is located at 1345 Avenue of the Americas, New York, New York 10105.
BlackRock Investment Management, LLC is located at 1 University Square Drive, Princeton, New Jersey 08540.
Brandywine Global Investment Management, LLC is located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.
ClearBridge Investments, LLC is located at 620 Eighth Avenue, New York, New York 10018.
Federated Investment Management Company is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.
FIAM LLC (formerly, Pyramis Global Investors, LLC) is located at 900 Salem Street, Smithfield, Rhode Island 02917.
Franklin Advisory Services, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Franklin Mutual Advisers, LLC is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.
Goldman Sachs Asset Management International is located at River Court, 120 Fleet Street, London, United Kingdom EC4A 288.
Goldman Sachs Asset Management L.P. is located at 200 West Street, New York, New York 10282.
Invesco Advisers, Inc. is located at 1331 Spring Street, N.W., Atlanta, Georgia 30309.
J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, New York 10017.
Janus Capital Management, LLC is located at 151 Detroit Street, Denver, Colorado 80206.
Massachusetts Financial Services Company is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
Morgan Stanley Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.
Morgan Stanley Investment Management Limited is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.
Pacific Investment Management Company LLC is located at 650 Newport Center Drive, Newport Beach, California 92660.
PineBridge Investments LLC is located at 399 Park Avenue, New York, New York 10022.
Putnam Investment Management, LLC is located at One Post Office Square, Boston, Massachusetts, 02109.
11

Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, California 92660.
Schroder Investment Management North America, Inc. is located at 875 Third Avenue, New York, New York 10022.
Schroder Investment Management North America Limited is located at 1 London Wall Place, London, United Kingdom EC2Y 5AU.
T. Rowe Price Associates, Inc. is located at 1307 Point Street, Baltimore, Maryland 21231.
T. Rowe Price International Limited is located at 60 Queen Victoria Street, London, United Kingdom EC4N 4TZ.
T. Rowe Price Investment Management, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price Australia Limited is located at Level 28, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000, Australia.
Wellington Management Company LLP is located at 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.
Each of SunAmerica and the Subadvisers maintain the book, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
Item 34. Management Services.
Inapplicable.
Item 35. Undertakings.
Inapplicable.
12

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 139 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 27 day of April, 2026.
SunAmerica Series Trust (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 139 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
	Signature	Title	Date
	/s/ John T. Genoy	President and Trustee (Principal Executive Officer)	April 27, 2026
John T. Genoy
	/s/ Gregory R. Kingston	Treasurer (Principal Financial and Accounting Officer)	April 27, 2026
Gregory R. Kingston
	*	Trustee and Chair	April 27, 2026
Martha B. Willis
	*	Trustee	April 27, 2026
Timothy Brown
	*	Trustee	April 27, 2026
Tracey C. Doi
	*	Trustee	April 27, 2026
Jane Jelenko
	*	Trustee	April 27, 2026
Christianne Kerns
	*	Trustee	April 27, 2026
Charles H. Self III
	*	Trustee	April 27, 2026
Bruce G. Willison
* By:	/s/ Edward Gizzi		April 27, 2026
Edward Gizzi Attorney-in-Fact
* Pursuant to Power of Attorney.
13